UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6569

IVY FUNDS

(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas	66202
(Address of principal executive offices)	(Zip code)

Jennifer K. Dulski

6300 Lamar Avenue

Overland Park, Kansas 66202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (913) 236-2000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2019

ITEM 1.	REPORTS TO STOCKHOLDERS.

Annual Report SEPTEMBER 30, 2019

Ticker
	Class A	Class B	Class C	Class E	Class I	Class N	Class R	Class Y
IVY FUNDS

Ivy Apollo Multi-Asset Income Fund	IMAAX		IMACX		IMAIX	IMURX		IMAYX

Ivy Apollo Strategic Income Fund	IAPOX		ICPOX		IIPOX	IRPOX		IYPOX

Ivy California Municipal High Income Fund	IMHAX		IMHCX		IMHIX			IMHYX

Ivy Cash Management Fund	IAAXX	IABXX	IACXX

Ivy Corporate Bond Fund	IBJAX	IBJBX	IBJCX	IBJEX	IBJIX	IBJNX	IBJRX	IBJYX

Ivy Crossover Credit Fund	ICKAX			ICKEX	ICKIX	ICKNX	ICKRX	ICKYX

Ivy Government Securities Fund	IGJAX	IGJBX	IGJCX	IGJEX	IGJIX	IGJNX	IGJRX	IGJYX

Ivy International Small Cap Fund	IVJAX		IVJCX		IVJIX	IVJRX		IVJYX

Ivy Pictet Emerging Markets Local Currency Debt Fund	IECAX		IECCX	IECEX	IECIX	IMMCX	IECRX	IECYX

Ivy Pictet Targeted Return Bond Fund	IRBAX		IRBCX		IRBIX	IRBRX		IRBYX

Ivy PineBridge High Yield Fund	IPNAX				IPNIX	IPNNX	IPNRX

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission (SEC), paper copies of the Funds’ Annual and Semiannual Shareholder Reports no longer will be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Ivy Investments website (www.ivyinvestments.com), and you will be notified by mail each time a report is posted, and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (e.g., a broker-dealer or bank) or, if you are a direct investor, by calling 1-888-923-3355 or by enrolling at www.ivyinvestments.com.

You may elect to receive all future reports in paper format free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you may call 1-888-923-3355 to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper format will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Fund Complex if you invest directly with the Funds.

IVY INVESTMENTS® refers to the financial services offered by Ivy Distributors, Inc., a FINRA member broker dealer and the distributor of IVY FUNDS® mutual funds, and those financial services offered by its affiliates.

CONTENTS	IVY FUNDS

This report is submitted for the general information of the shareholders of Ivy Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a current Ivy Funds prospectus, or summary prospectus, and current performance information.

2

PRESIDENT’S LETTER	IVY FUNDS

SEPTEMBER 30, 2019 (UNAUDITED)
Philip J. Sanders, CFA

Dear Shareholder,

We saw a little bit of everything during the fiscal period. The start of the fiscal year witnessed dramatic market volatility and, at the end of 2018, the worst quarter for U.S. equities since 2011. Equity markets roared back following the sharp correction, with the S&P 500 Index advancing more than 20% in 2019, as of Sept. 30, and every sector posting gains. The rally had a pro-cyclical component, as information technology and real estate delivered the strongest sector returns, while energy and health care were the laggards.

The U.S. economy remains relatively healthy and remains in the longest economic expansion in U.S. history despite uncertainty about trade and signs of global weakening. We believe the underlying fundamentals — a strong job market, rising wages and low inflation — support continued growth during the rest of 2019. However, U.S. trade policy remains a wildcard and poses a major threat to the current expansion.

The U.S. Federal Reserve (Fed) held steady on interest rates for the first half of 2019, but cut the federal funds rate by 25 basis points in July and then again in September. The federal funds target range currently is 1.75-2.0%. Increasing pressures from trade turmoil and uncertainty around the strength of global growth led the Fed to become more accommodative, and we believe one additional rate cut is likely by calendar year’s end.

The pace of economic growth in Europe has weakened during the fiscal period, mainly due to the drag of global trade and Brexit uncertainty. We anticipate eurozone growth will remain weak through the rest of the year, but could see some stabilization by the end of 2019. The European Central Bank introduced a broad stimulus package in September, including lower rates, a reboot of quantitative easing and a commitment to maintain these initiatives until inflation moves toward its target of just below 2%. With core inflation currently around 1%, we expect these policies to be in place for at least the next year or two.

Emerging markets faced multiple headwinds over the fiscal year, namely a strong dollar, China’s focus on deleveraging and regulation, trade wars, volatile energy prices and increased geopolitical risks. Despite near-term concerns and likely volatility across the global equity market, we believe the long-term fundamentals in emerging markets will continue to offer opportunities. By comparison, U.S. equities broadly have benefitted from a more attractive growth rate, which was the result of tax reform, lower regulatory pressures and repatriation of overseas earnings.

Looking ahead, we believe equities face intensifying headwinds as the pace of global growth slows and trade turmoil lingers. As we examine the investment landscape, we continue to put greater emphasis on the fundamentals and quality of asset classes and sectors. We believe it is important to stay focused on the merits of individual market sectors, industries and companies when making investment decisions. Those fundamentals historically have tended to outweigh external factors such as government policies and regulations. While those can affect every business and every investor, we think the innovation and management skill within individual companies are the ultimate drivers of long-term stock prices.

Economic Snapshot

	9/30/2019	9/30/2018
S&P 500 Index	2,976.74	2,913.98
MSCI EAFE Index	1,889.36	1,973.60
10-Year Treasury Yield	1.68%	3.05%
U.S. unemployment rate	3.5%	3.7%
30-year fixed mortgage rate	3.64%	4.72%
Oil price per barrel	$54.07	$73.25

Sources: Bloomberg, U.S. Department of Labor, MBA, CME

All government statistics shown are subject to periodic revision. The S&P 500 Index is an unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies. MSCI EAFE Index is an unmanaged index comprised of securities that represent the securities markets in Europe, Australasia and the Far East. It is not possible to invest directly in any of these indexes. Mortgage rates are from BankRate and reflect the overnight national average rate on a conventional 30-year fixed loan. Oil prices reflect the market price of West Texas intermediate grade crude.

Respectfully,

Philip J. Sanders, CFA

President

The opinions expressed in this letter are those of the President of the Ivy Funds and are current only through the end of the period of the report, as stated on the cover. The President’s views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

2019	ANNUAL REPORT	3

ILLUSTRATION OF FUND EXPENSES	IVY FUNDS

(UNAUDITED)

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, exchange fees and account fees; and (2) ongoing costs, including management fees, distribution and service fees, and other Fund expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended September 30, 2019.

Actual Expenses

The first section in the following table provides information about actual account values and actual expenses for each share class. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. There may be additional fees charged to holders of certain accounts that are not included in the expenses shown in the table. Fees apply to Individual Retirement Accounts (IRAs), IRA Rollovers, Roth IRAs, Conversion Roth IRAs, Simplified Employee Pension (SEP), Savings Incentive Match Plan for Employees (SIMPLE) IRAs, Tax-Sheltered Accounts (TSAs), Keogh Plans, Owner Only 401(k) (Exclusive K) Plans and Final Pay Plans. As of the close of the six months covered by the table, a customer is charged an annual fee of $18 within each plan type. This fee is waived for IRA Rollovers and Conversion Roth IRAs if the customer owns another type of IRA. Coverdell Education Savings Account plans are charged an annual fee of $10 per customer. With limited exceptions, for Class A shares, if your Fund account balance is below $650 on the Friday prior to the last full week of September of each year, the account will be assessed an account fee of $20. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value as such additional expenses are not reflected in the information provided in the following table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second section in the following table provides information about hypothetical account values and hypothetical expenses for each share class based on the Fund’s actual expense ratio and an assumed rate of return of five percent per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this five percent hypothetical example with the five percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), exchange fees or account fees. Therefore, the second section in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expenses paid may be impacted by expense reduction arrangements. If those arrangements had not been in place, expenses paid would have been higher. See Note 5 in Notes to Financial Statements for further information.

	Actual(1)			Hypothetical(2)			Annualized Expense Ratio Based on the Six-Month Period
Fund	Beginning Account Value 3-31-19	Ending Account Value 9-30-19	Expenses Paid During Period*	Beginning Account Value 3-31-19	Ending Account Value 9-30-19	Expenses Paid During Period*
Ivy Apollo Multi-Asset Income Fund
Class A	$1,000	$1,025.00	$6.08	$1,000	$1,019.06	$6.06	1.20%
Class C	$1,000	$1,021.10	$9.80	$1,000	$1,015.33	$9.77	1.94%
Class I	$1,000	$1,028.20	$3.85	$1,000	$1,021.30	$3.84	0.75%
Class N	$1,000	$1,028.20	$3.85	$1,000	$1,021.30	$3.84	0.75%
Class Y	$1,000	$1,025.90	$5.98	$1,000	$1,019.12	$5.96	1.19%

See footnotes on page 6.

4	ANNUAL REPORT	2019

ILLUSTRATION OF FUND EXPENSES	IVY FUNDS

(UNAUDITED)

	Actual(1)			Hypothetical(2)			Annualized Expense Ratio Based on the Six-Month Period
Fund	Beginning Account Value 3-31-19	Ending Account Value 9-30-19	Expenses Paid During Period*	Beginning Account Value 3-31-19	Ending Account Value 9-30-19	Expenses Paid During Period*
Ivy Apollo Strategic Income Fund
Class A	$1,000	$1,028.70	$5.38	$1,000	$1,019.80	$5.35	1.05%
Class C	$1,000	$1,024.50	$9.41	$1,000	$1,015.79	$9.37	1.85%
Class I	$1,000	$1,030.50	$3.45	$1,000	$1,021.70	$3.44	0.67%
Class N	$1,000	$1,030.50	$3.45	$1,000	$1,021.70	$3.44	0.67%
Class Y	$1,000	$1,028.70	$5.38	$1,000	$1,019.80	$5.35	1.05%
Ivy California Municipal High Income Fund
Class A	$1,000	$1,046.60	$4.09	$1,000	$1,021.05	$4.04	0.80%
Class C	$1,000	$1,042.10	$8.58	$1,000	$1,016.72	$8.47	1.67%
Class I	$1,000	$1,047.60	$3.07	$1,000	$1,022.06	$3.03	0.60%
Class Y	$1,000	$1,046.60	$4.09	$1,000	$1,021.05	$4.04	0.80%
Ivy Cash Management Fund
Class A	$1,000	$1,009,30	$3.62	$1,000	$1,021.48	$3.64	0.72%
Class B**	$1,000	$1,005.30	$7.52	$1,000	$1,017.60	$7.57	1.49%
Class C	$1,000	$1,004.50	$8.32	$1,000	$1,016.80	$8.37	1.65%
Ivy Corporate Bond Fund
Class A	$1,000	$1,065.90	$5.27	$1,000	$1,019.97	$5.15	1.02%
Class B**	$1,000	$1,057.40	$13.68	$1,000	$1,011.73	$13.38	2.66%
Class C	$1,000	$1,061.40	$9.89	$1,000	$1,015.49	$9.67	1.91%
Class E	$1,000	$1,067.30	$4.13	$1,000	$1,021.06	$4.04	0.80%
Class I	$1,000	$1,067.70	$3.62	$1,000	$1,021.53	$3.54	0.71%
Class N	$1,000	$1,070.10	$2.90	$1,000	$1,022.29	$2.83	0.55%
Class R	$1,000	$1,064.60	$6.71	$1,000	$1,018.60	$6.56	1.29%
Class Y	$1,000	$1,066.80	$4.75	$1,000	$1,020.47	$4.65	0.92%
Ivy Crossover Credit Fund
Class A	$1,000	$1,076.70	$4.67	$1,000	$1,020.55	$4.55	0.90%
Class E	$1,000	$1,076.70	$4.67	$1,000	$1,020.54	$4.55	0.90%
Class I	$1,000	$1,078.10	$3.43	$1,000	$1,021.81	$3.34	0.65%
Class N	$1,000	$1,078.10	$3.43	$1,000	$1,021.81	$3.34	0.65%
Class R	$1,000	$1,074.30	$7.26	$1,000	$1,018.04	$7.06	1.40%
Class Y	$1,000	$1,076.70	$4.67	$1,000	$1,020.55	$4.55	0.90%
Ivy Government Securities Fund
Class A	$1,000	$1,041.20	$5.21	$1,000	$1,019.99	$5.15	1.00%
Class B**	$1,000	$1,035.20	$10.89	$1,000	$1,014.33	$10.78	2.13%
Class C	$1,000	$1,036.70	$9.67	$1,000	$1,015.58	$9.57	1.88%
Class E	$1,000	$1,042.00	$4.39	$1,000	$1,020.73	$4.34	0.86%
Class I	$1,000	$1,042.70	$3.78	$1,000	$1,021.40	$3.74	0.72%
Class N	$1,000	$1,043.30	$3.17	$1,000	$1,021.97	$3.13	0.62%
Class R	$1,000	$1,039.50	$6.93	$1,000	$1,018.31	$6.86	1.35%
Class Y	$1,000	$1,041.20	$5.10	$1,000	$1,020.06	$5.05	1.00%

See footnotes on page 6.

2019	ANNUAL REPORT	5

ILLUSTRATION OF FUND EXPENSES	IVY FUNDS

(UNAUDITED)

	Actual(1)			Hypothetical(2)			Annualized Expense Ratio Based on the Six-Month Period
Fund	Beginning Account Value 3-31-19	Ending Account Value 9-30-19	Expenses Paid During Period*	Beginning Account Value 3-31-19	Ending Account Value 9-30-19	Expenses Paid During Period*
Ivy International Small Cap Fund
Class A	$1,000	$1,040.20	$7.04	$1,000	$1,018.13	$6.96	1.38%
Class C	$1,000	$1,035.80	$10.89	$1,000	$1,014.35	$10.78	2.14%
Class I	$1,000	$1,041.00	$5.10	$1,000	$1,020.10	$5.05	0.99%
Class N	$1,000	$1,042.00	$5.11	$1,000	$1,020.10	$5.05	0.99%
Class Y	$1,000	$1,039.30	$7.04	$1,000	$1,018.13	$6.96	1.38%
Ivy Pictet Emerging Markets Local Currency Debt Fund
Class A	$1,000	$1,024.80	$6.18	$1,000	$1,018.93	$6.16	1.22%
Class C	$1,000	$1,022.90	$9.41	$1,000	$1,015.79	$9.37	1.85%
Class E	$1,000	$1,027.10	$5.37	$1,000	$1,019.78	$5.35	1.05%
Class I	$1,000	$1,028.10	$4.06	$1,000	$1,021.05	$4.04	0.80%
Class N	$1,000	$1,028.10	$4.06	$1,000	$1,021.05	$4.04	0.80%
Class R	$1,000	$1,023.80	$7.59	$1,000	$1,017.54	$7.57	1.50%
Class Y	$1,000	$1,026.00	$6.08	$1,000	$1,019.02	$6.06	1.21%
Ivy Pictet Targeted Return Bond Fund
Class A	$1,000	$1,037.60	$6.21	$1,000	$1,018.93	$6.16	1.22%
Class C	$1,000	$1,033.80	$9.76	$1,000	$1,015.45	$9.67	1.92%
Class I	$1,000	$1,038.50	$5.10	$1,000	$1,020.05	$5.05	1.00%
Class N	$1,000	$1,039.40	$4.49	$1,000	$1,020.70	$4.45	0.87%
Class Y	$1,000	$1,037.60	$6.21	$1,000	$1,018.93	$6.16	1.22%
Ivy PineBridge High Yield Fund
Class A	$1,000	$1,038.20	$5.10	$1,000	$1,020.05	$5.05	1.00%
Class I	$1,000	$1,039.60	$3.67	$1,000	$1,021.45	$3.64	0.72%
Class N	$1,000	$1,039.60	$3.67	$1,000	$1,021.45	$3.64	0.72%
Class R	$1,000	$1,035.80	$7.53	$1,000	$1,017.69	$7.47	1.47%

*

Fund expenses for each share class are equal to the Fund’s annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 183 days in the six-month period ended September 30, 2019, and divided by 365.

**	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(1)

This section uses the Fund’s actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The “Ending Account Value” shown is computed using the Fund’s actual return and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column of this section.

(2)

This section uses a hypothetical five percent annual return and actual Fund expenses. It helps to compare the Fund’s ongoing costs with other mutual funds. A shareholder can compare the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustrations are based on ongoing costs only and do not include any transactional costs, such as sales loads or exchange fees.

6	ANNUAL REPORT	2019

MANAGEMENT DISCUSSION	IVY APOLLO MULTI-ASSET INCOME FUND

(UNAUDITED)

The Ivy Apollo Multi-Asset Income Fund is managed overall by Ivy Investment Management Company, which has retained Apollo Credit Management, LLC, to sub-advise the total return strategy sleeve and LaSalle Investment Management Securities, LLC, to sub-advise the global real estate strategy sleeve. Below, two portfolio managers of the Fund, Philip J. Sanders, CFA, and Mark G. Beischel, CFA, discuss positioning, performance and results for the fiscal year ended September 30, 2019. Mr. Sanders and Mr. Beischel have managed the Fund since inception. Mr. Sanders has 31 years of industry experience and Mr. Beischel has 26 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended September 30, 2019
Ivy Apollo Multi-Asset Income Fund
(Class A shares at net asset value)	3.22%
Ivy Apollo Multi-Asset Income Fund
(Class A shares including sales charges)	-2.75%

Benchmark(s) and Morningstar Category
50% FTSE All-World High Dividend Yield Index + 50% ICE BofAML U.S. High Yield Index	3.66%
(generally reflects the performance of equities, excluding REITs, with higher-than-average dividend yields; and the performance of securities representing the high-yield sector of the bond market)
FTSE All-World High Dividend Yield Index	0.83%
(generally reflects the performance of equities, excluding REITs, with higher-than-average dividend yields)
ICE BofAML U.S. High Yield Index	6.30%
(generally reflects the performance of securities representing the high-yield sector of the bond market)
Morningstar World Allocation Category Average	1.75%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value (NAV).

Impact of monetary policy

The fiscal year witnessed a change in U.S. monetary policy, as the Federal Reserve (Fed) began to move away from its tightening bias that began in December 2016. The Fed’s policy-making Federal Open Market Committee raised the fed funds rate one last time by 25 basis points (bps) to 2.50% at its December 2018 meeting, stating that it would take a wait-and-see approach going forward and rely on upcoming economic data to determine further interest rate hikes. That final increase bore witness to the tightening financial conditions, with widening credit spreads, a decline in stock prices, a strengthening U.S. dollar and the compression of the yield curve.

In January 2019, the Fed pivoted from its tightening bias to a new message of “patience.” Fed Chairman Jerome Powell implied that interest rate hikes were off the table for the remainder of the year. The markets welcomed the pause as financial conditions eased in a new “risk-on” environment.

The Trump administration’s policies regarding international trade and investment emerged as an important source of downside risk for the global economy during the past 12 months. President Donald Trump completed a revamp of the North American Free Trade Agreement into a proposed framework known as the U.S.-Mexico-Canada Agreement (USMCA) early in his presidency. He then wanted to use the USMCA framework for trade negotiations with the European Union and Japan. Those negotiations lost momentum as the administration focused its attention instead on trade with China. Negotiations with China have been difficult, with no agreements and an increase in both tariffs and tension on both sides. That escalation of tariffs has led to a decline in business confidence during the fiscal year and a contraction in the closely watched Institute for Supply Management (ISM) manufacturing index.

The end of the normalization of the Fed’s balance sheet was announced late in the final quarter of the fiscal year, with the Fed stating its intention to reinvest maturing U.S. Treasuries and mortgage-backed securities. The Fed at that time announced that it will start expanding the balance sheet to better align it with the size of nominal gross domestic product (GDP). It also moved to cut the fed funds rate by 25 bps in both July and September. And finally, the stress in short-term bank funding, known as the repurchase or “repo” market, during the quarter led the Fed to inject cash into the system.

In Europe, the European Central Bank (ECB) cut the deposit rate by 10 bps, introduced a two-tier system for banks on the penalty rate charged on idle cash worth six times their mandatory reserves, strengthened its forward guidance and re-launched its assets purchase program.

2019	ANNUAL REPORT	7

Political concerns emerged around the world, including elections in Italy and Argentina as well as the ongoing Brexit saga in the U.K. as it considers a potential exit from the European Union (EU). Italy’s new government brought questions about the EU’s sustainability back into the spotlight. The new government’s targeted budget deficit was not as aggressive as market expectations, resulting in the euro weakening and Italian government interest rates increasing. Argentina’s market-friendly President Mauricio Macri lost in the first round of presidential elections to a nominee who has ties to the previous administration that governed during the country’s last debt default. The final round of elections is scheduled in October 2019. Brexit was still a factor in international markets, largely because of the change in leadership from Prime Minister Theresa May, who advocated continuing to negotiate for an agreement with the EU, to new Prime Minister Boris Johnson, an advocate of a “hard” Brexit and departure from the EU even if no agreement is reached.

The political conflicts and trade uncertainty continued to weigh on business sentiment during the fiscal year, leading to revisions of global and U.S. economic growth forecasts. The macro environment softened with growth slowing in the U.S., Europe and China. Global equities finished about unchanged in the final quarter of the fiscal year, although global real estate securities produced strong absolute returns to close the fiscal year. They outpaced both global bond and equity indices. Real estate securities benefitted from stable operating fundamentals as well as the continued risk-off investment environment.

Portfolio strategy

The Fund finished the fiscal year with a positive return that was slightly less than the return of its blended benchmark, but outperformed the positive return of its peer group average.

About 47% of the Fund’s net assets were allocated to equity at the end of the fiscal year. The Fund’s global equity holdings were the primary contributors to performance, led by allocations to the financials, information technology, energy and real estate sectors.

The Fund’s exposure to floating rate bank loans was a slight detractor from relative performance for the fiscal year.

We continued to seek opportunities to reduce volatility in the Fund throughout the fiscal year. In addition, we maintained our longstanding low-duration strategy in an effort to gain a higher degree of certainty about companies in which we can invest.

The Fund also continued to hold a higher level of liquidity during the fiscal year with the intent of being opportunistic in allocating that capital as we strive to find dislocations in the market.

Slower growth in the outlook

We expect most major economies to grow at a slower pace for the remainder of 2019. Global manufacturing and service sector businesses report weaker conditions today than in recent times.

The U.S. budget deficit is expected to rise to $1.0 trillion (4.7% of GDP) in 2019 from structural forces that have deteriorated by a much greater amount than the offsetting cyclical improvement.

We believe that trade war rhetoric and complicated political concerns like the ongoing Brexit saga, European auto tariffs and the 2020 U.S. presidential election are likely to mean that global interest rates and credit markets will continue to be volatile in the near term. We believe trade will continue to be a risk factor going forward. There is the potential for more tariffs, followed by retaliatory actions that might impact company capital investment plans. A negative feedback loop could further affect markets and ultimately consumer and business confidence.

In our view, fundamentals in the credit markets remain stretched, with balance sheets still levered. Softer global growth is concerning and leads us to be cautious on the outlook for credit spreads. We think technical factors in credit may be supported with investors’ expectations that the ECB will resume corporate bond purchases.

Real estate operating fundamentals remain solid across much of the globe. We think the combination of a slower economic outlook and easing financial conditions is likely to support a stable operating environment for global real estate securities.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Although asset allocation among different sleeves and asset categories generally tends to limit risk and exposure to any one sleeve, the risk remains that the allocation of assets may skew toward a sleeve that performs poorly relative to the Fund’s other sleeves, or to the market as a whole, which would result in the Fund performing poorly.

8	ANNUAL REPORT	2019

While Ivy Investment Management Company (IICO) monitors the investments of Apollo Credit Management (Apollo) and LaSalle Investment Management Securities (LaSalle) in addition to the overall management of the Fund, including rebalancing the Fund’s target allocations, IICO, Apollo and LaSalle make investment decisions for their investment sleeves independently from one another. It is possible that the investment styles used by IICO, Apollo or LaSalle will not always complement each other, which could adversely affect the performance of the Fund. As a result, the Fund’s aggregate exposure to a particular industry or group of industries, or to a single issuer, could unintentionally be larger or smaller than intended.

Investment risks associated with investing in real estate securities, in addition to other risks, include rental income fluctuation, depreciation, property tax value changes and differences in real estate market values.

International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These risks are magnified in emerging markets.

Fixed-income securities are subject to interest rate risk and, as such, the NAV of the Fund may fall as interest rates rise.

Investing in below investment grade securities may carry a greater risk of nonpayment of interest or principal than higher-rated bonds.

Loans (including loan assignments, loan participations and other loan instruments) carry other risks, including the risk of insolvency of the lending bank or other intermediary. Loans may be unsecured or not fully collateralized may be subject to restrictions on resale and sometimes trade infrequently on the secondary market.

These and other risks are more fully described in the Fund’s prospectus

The opinions expressed in this report are those of the Fund’s portfolio managers and are current only through the end of the period of the report as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The indexes noted are unmanaged, include reinvested dividends and do not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy Apollo Multi-Asset Income Fund.

2019	ANNUAL REPORT	9

PORTFOLIO HIGHLIGHTS	IVY APOLLO MULTI-ASSET INCOME FUND

ALL DATA IS AS OF SEPTEMBER 30, 2019 (UNAUDITED)

Asset Allocation

Stocks	47.3%
Real Estate	9.3%
Financials	8.2%
Consumer Staples	5.9%
Energy	5.1%
Industrials	4.2%
Information Technology	3.8%
Health Care	3.6%
Utilities	2.7%
Communication Services	1.8%
Materials	1.6%
Consumer Discretionary	1.1%
Warrants	0.0%
Bonds	42.8%
Corporate Debt Securities	25.8%
Loans	14.0%
Asset-Backed Securities	2.2%
Mortgage-Backed Securities	0.8%
Other Government Securities	0.0%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	9.9%

Country Weightings

North America	54.6%
United States	50.9%
Other North America	3.7%
Europe	23.5%
France	6.0%
United Kingdom	4.6%
Other Europe	12.9%
Pacific Basin	9.5%
Bahamas/Caribbean	2.0%
Other	0.3%
South America	0.2%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	9.9%

Top 10 Equity Holdings

Company	Country	Sector	Industry
Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	Information Technology	Semiconductors
Lockheed Martin Corp.	United States	Industrials	Aerospace & Defense
Nestle S.A., Registered Shares	Switzerland	Consumer Staples	Packaged Foods & Meats
AstraZeneca plc	United Kingdom	Health Care	Pharmaceuticals
Philip Morris International, Inc.	United States	Consumer Staples	Tobacco
Verizon Communications, Inc.	United States	Communication Services	Integrated Telecommunication Services
Tokio Marine Holdings, Inc.	Japan	Financials	Property & Casualty Insurance
Royal Dutch Shell plc, Class A	Netherlands	Energy	Integrated Oil & Gas
Samsung Electronics Co. Ltd.	South Korea	Information Technology	Technology Hardware, Storage & Peripherals
Procter & Gamble Co. (The)	United States	Consumer Staples	Household Products

See your advisor or www.ivyinvestments.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

10	ANNUAL REPORT	2019

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY APOLLO MULTI-ASSET INCOME FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class C	Class I	Class N	Class Y
1-year period ended 9-30-19	-2.75%	2.46%	3.77%	3.69%	3.33%
5-year period ended 9-30-19	—	—	—	—	—
10-year period ended 9-30-19	—	—	—	—	—
Since Inception of Class through 9-30-19(4)	4.21%	5.01%	6.14%	6.24%	5.84%

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A Shares carry a maximum front-end sales load of 5.75%. Class C shares carry a maximum contingent deferred sales charge (CDSC) of 1% (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)

10-1-15 for Class A shares, 10-1-15 for Class C shares, 10-1-15 for Class I shares, 10-1-15 for Class N shares and 10-1-15 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2019	ANNUAL REPORT	11

SCHEDULE OF INVESTMENTS	IVY APOLLO MULTI-ASSET INCOME FUND (in thousands)

SEPTEMBER 30, 2019

COMMON STOCKS	Shares	Value
Communication Services

Integrated Telecommunication Services – 1.6%
Orange S.A. (A)	133	$2,078
Verizon Communications, Inc.	90	5,427

		7,505

Wireless Telecommunication Service – 0.2%
SBA Communications Corp.	3	712

Total Communication Services – 1.8%		8,217
Consumer Discretionary

Apparel Retail – 0.0%
True Religion Apparel, Inc. (B)(C)	1	—

Casinos & Gaming – 0.4%
Sands China Ltd. (A)	371	1,677

Education Services – 0.0%
Laureate Education, Inc., Class A (B)	11	177

Home Improvement Retail – 0.5%
Home Depot, Inc. (The)	9	2,098

Hotels, Resorts & Cruise Lines – 0.2%
Studio City International Holdings Ltd. (B)	35	713

Total Consumer Discretionary – 1.1%		4,665
Consumer Staples

Household Products – 1.0%
Procter & Gamble Co. (The)	39	4,869

Hypermarkets & Super Centers – 0.7%
Wal-Mart Stores, Inc.	28	3,271

Packaged Foods & Meats – 2.4%
Danone S.A. (A)	39	3,418
Mowi ASA (A)	80	1,840
Nestle S.A., Registered Shares (A)	53	5,778

		11,036

Personal Products – 0.6%
Unilever plc (A)	50	2,990

Tobacco – 1.2%
Philip Morris International, Inc.	72	5,498

Total Consumer Staples – 5.9%		27,664
Energy

Coal & Consumable Fuels – 0.0%
Westmoreland Coal Co. (B)	7	91

Integrated Oil & Gas – 4.1%
Chevron Corp.	36	4,299
PJSC LUKOIL ADR (A)(B)	28	2,304
Royal Dutch Shell plc, Class A (A)	173	5,063

COMMON STOCKS (Continued)	Shares	Value
Integrated Oil & Gas (Continued)
Suncor Energy, Inc.	94	$2,963
Total S.A. (A)	83	4,306

		18,935

Oil & Gas Exploration & Production – 0.7%
Bellatrix Exploration Ltd. (A)(B)	76	23
CNOOC Ltd. (A)	2,147	3,286

		3,309

Total Energy – 4.8%		22,335
Financials

Asset Management & Custody Banks – 0.6%
3i Group plc (A)	183	2,621

Diversified Banks – 3.3%
Banco Santander S.A. (A)	601	2,445
Bank of Montreal (A)	48	3,501
BNP Paribas S.A. (A)	47	2,280
BOC Hong Kong (Holdings) Ltd. (A)	884	3,001
DBS Group Holdings Ltd. (A)	111	2,013
ING Groep N.V., Certicaaten Van Aandelen (A)	192	2,003

		15,243

Multi-Line Insurance – 0.8%
Axa S.A. (A)	141	3,600

Other Diversified Financial Services – 1.4%
Citigroup, Inc.	64	4,420
JPMorgan Chase & Co.	18	2,176

		6,596

Property & Casualty Insurance – 1.2%
Tokio Marine Holdings, Inc. (A)	99	5,311

Regional Banks – 0.5%
KeyCorp	122	2,169

Total Financials – 7.8%		35,540
Health Care

Pharmaceuticals – 3.6%
Advanz Pharma Corp. (A)(B)	6	70
AstraZeneca plc (A)	62	5,575
Pfizer, Inc.	126	4,532
Roche Holdings AG, Genusscheine (A)	12	3,613
Sanofi-Aventis (A)	31	2,833

		16,623

Total Health Care – 3.6%		16,623
Industrials

Aerospace & Defense – 1.8%
BAE Systems plc (A)	337	2,359
Lockheed Martin Corp.	15	5,939

		8,298

COMMON STOCKS (Continued)	Shares	Value
Construction & Engineering – 0.8%
Vinci (A)	34	$3,677

Construction Machinery & Heavy Trucks – 0.4%
Caterpillar, Inc.	14	1,821

Electrical Components & Equipment – 0.5%
Eaton Corp.	25	2,116

Industrial Conglomerates – 0.7%
Koninklijke Philips Electronics N.V., Ordinary Shares (A)	66	3,061

Total Industrials – 4.2%		18,973
Information Technology

Semiconductors – 2.7%
Intel Corp.	38	1,932
QUALCOMM, Inc.	49	3,739
Taiwan Semiconductor Manufacturing Co. Ltd. (A)(B)	773	6,866

		12,537

Technology Hardware, Storage & Peripherals – 1.1%
Samsung Electronics Co. Ltd. (A)	123	5,056

Total Information Technology – 3.8%		17,593
Materials

Construction Materials – 0.5%
CRH plc (A)	62	2,112

Diversified Chemicals – 0.4%
Eastman Chemical Co.	24	1,767

Diversified Metals & Mining – 0.6%
Anglo American plc (A)	126	2,889

Forest Products – 0.1%
Weyerhaeuser Co.	9	252

Total Materials – 1.6%		7,020
Real Estate

Diversified Real Estate Activities – 1.2%
CapitaLand Ltd. (A)	147	376
Daibiru Corp. (A)	39	399
Heiwa Real Estate Co. Ltd. (A)	16	350
Henderson Land Development Co. Ltd. (A)	63	295
Mitsubishi Estate Co. Ltd. (A)	57	1,110
Mitsui Fudosan Co. Ltd. (A)	56	1,401
Nomura Real Estate Holdings, Inc. (A)	11	230
Sun Hung Kai Properties Ltd. (A)	98	1,409

		5,570

Diversified REITs – 0.7%
British Land Co. plc (The) (A)	23	164
Cominar Real Estate Investment Trust (A)	13	129
Dexus (A)	36	287

12	ANNUAL REPORT	2019

SCHEDULE OF INVESTMENTS	IVY APOLLO MULTI-ASSET INCOME FUND (in thousands)

SEPTEMBER 30, 2019

COMMON STOCKS (Continued)	Shares		Value
Diversified REITs (Continued)
Gecina (A)	6		$874
GPT Group (A)	54		226
H&R Real Estate Investment Trust (A)	6		109
Kenedix Office Investment Corp. (A)	—	*	379
Land Securities Group plc (A)	58		607
Lar Espana Real Estate Socimi S.A. (A)	8		67
Merlin Properties Socimi S.A. (A)	36		501
NSI N.V. (A)	5		208
RDI REIT plc (A)	18		24

			3,575

Health Care REITs – 0.6%
Healthcare Trust of America, Inc., Class A	27		790
National Health Investors, Inc.	5		453
Welltower, Inc.	16		1,419

			2,662

Hotel & Resort REITs – 0.3%
Ichigo Hotel Investment Corp. (A)	—	*	111
Park Hotels & Resorts, Inc.	13		327
Pebblebrook Hotel Trust	16		443
Sunstone Hotel Investors, Inc.	29		400

			1,281

Industrial REITs – 0.6%
Duke Realty Corp.	25		866
First Industrial Realty Trust, Inc.	17		660
ITOCHU Advance Logistics Investment Corp. (A)	—	*	171
ProLogis, Inc.	8		649
SEGRO plc (A)	63		624

			2,970

Office REITs – 1.3%
Alexandria Real Estate Equities, Inc.	5		775
Boston Properties, Inc.	7		905
Derwent London plc (A)	7		292
Global One Corp. (A)	—	*	309
Great Portland Estates plc (A)	55		506
Hibernia REIT plc (A)	154		247
Highwoods Properties, Inc.	11		476
Japan Excellent, Inc. (A)	—	*	206
Japan Real Estate Investment Corp. (A)	—	*	443
ORIX JREIT, Inc. (A)	—	*	223
Sankei Real Estate, Inc. (A)	—	*	190
SL Green Realty Corp.	8		682
Vornado Realty Trust	13		819

			6,073

Real Estate Development – 0.2%
New World Development Co. Ltd. (A)	531		690

Real Estate Operating Companies – 1.1%
Deutsche Wohnen AG (A)	16		572
Entra ASA (A)	29		452
First Capital Realty, Inc. (A)	9		143
Grainger plc (A)	111		337
Keihanshin Building Co. Ltd. (A)	15		181
Shurgard Self Storage Europe S.a.r.l. (A)	8		269

COMMON STOCKS (Continued)	Shares		Value
Real Estate Operating Companies (Continued)
Swire Properties Ltd. (A)	537		$1,685
Vonovia SE (A)	30		1,545

			5,184

Residential REITs – 1.2%
American Campus Communities, Inc.	18		848
AvalonBay Communities, Inc.	9		1,894
Boardwalk (A)	2		84
Canadian Apartment Properties REIT (A)	4		152
Equity Residential	16		1,389
Invitation Homes, Inc.	33		969
Irish Residential Properties REIT plc (A)	83		155
Starts Proceed Investment Corp. (A)	—	*	175

			5,666

Retail REITs – 1.2%
Agree Realty Corp.	4		320
Federal Realty Investment Trust	—	*	19
Macerich Co. (The)	10		323
National Retail Properties, Inc.	9		486
Realty Income Corp.	4		283
Regency Centers Corp.	13		878
Scentre Group (A)	102		271
Simon Property Group, Inc.	9		1,345
Taubman Centers, Inc.	11		445
Unibail-Rodamco-Westfield (A)	4		545
Weingarten Realty Investors	14		417

			5,332

Specialized REITs – 0.9%
Big Yellow Group plc (A)	17		214
Chartwell Retirement Residences (A)	8		86
CoreCivic, Inc.	16		273
Crown Castle International Corp.	1		205
CubeSmart	25		879
Digital Realty Trust, Inc.	5		635
Public Storage, Inc.	5		1,280
VICI Properties, Inc.	32		726

			4,298

Total Real Estate – 9.3%			43,301
Utilities

Electric Utilities – 2.2%
E.ON AG (A)	204		1,981
ENEL S.p.A. (A)	589		4,402
Exelon Corp.	78		3,773

			10,156

Water Utilities – 0.5%
Guangdong Investment Ltd. (A)	1,254		2,454

Total Utilities – 2.7%			12,610

TOTAL COMMON STOCKS – 46.6%			$214,541
(Cost: $191,481)

INVESTMENT FUNDS	Shares	Value
Registered Investment Companies – 0.4%
iShares iBoxx $ High Yield Corporate Bond ETF	21	$1,831

TOTAL INVESTMENT FUNDS – 0.4%		$1,831
(Cost: $1,788)

PREFERRED STOCKS
Consumer Staples

Agricultural Products – 0.0%
Pinnacle Agriculture Enterprises LLC (B)(C)(D)	233	9

Total Consumer Staples – 0.0%		9
Energy

Oil & Gas Exploration & Production – 0.3%
Targa Resources Corp., 9.500% (B)(D)	1	1,368

Total Energy – 0.3%		1,368

TOTAL PREFERRED STOCKS – 0.3%		$1,377
(Cost: $1,520)

WARRANTS
Oil & Gas Exploration & Production – 0.0%
Ultra Resources, Inc., expires 7–14–25 (C)(E)	3	—	*

TOTAL WARRANTS – 0.0%		$—	*
(Cost: $1)

ASSET-BACKED SECURITIES	Principal
Adams Mill CLO Ltd., Series 2014-1A, Class D1 (3-Month U.S. LIBOR plus 350 bps),
5.803%, 7-15-26 (F)(G)	$600	598
Anchorage Credit Funding Ltd., Series 2015-2A, Class D,
7.300%, 1–25–31 (F)	600	600
Antares CLO 2017-1A Ltd. (3-Month U.S. LIBOR plus 775 bps),
10.028%, 7–20–28 (G)	650	628
Crown Point CLO Ltd., Series 2018-5A, Class E (3-Month U.S. LIBOR plus 565 bps),
7.953%, 7–17–28 (F)(G)	250	230
Fortress Credit BSL Ltd., Series 2018-1A, Class ER (3-Month U.S. LIBOR plus 645 bps),
8.709%, 7–23–31 (F)(G)	750	689
Golub Capital Partners CLO Ltd., Series 2013-17A, Class CR (3-Month U.S. LIBOR plus 350 bps),
5.776%, 10–25–30 (F)(G)	1,000	927

2019	ANNUAL REPORT	13

SCHEDULE OF INVESTMENTS	IVY APOLLO MULTI-ASSET INCOME FUND (in thousands)

SEPTEMBER 30, 2019

ASSET-BACKED SECURITIES (Continued)	Principal	Value
Northwoods Capital XI-B Ltd. and Northwoods Capital XI-B LLC, Series 2018-14BA, Class D (3-Month U.S. LIBOR plus 340 bps),
5.576%, 11–13–31 (F)(G)	$1,200	$1,133
Octagon Investment Partners 40 Ltd., Series 2019-1A, Class E (3-Month U.S. LIBOR plus 646 bps),
9.086%, 4–20–31 (F)(G)	1,000	940
OZLM Ltd., Series 2014-9A, Class DRR (3-Month U.S. LIBOR plus 612 bps),
8.398%, 10–20–31 (F)(G)	500	448
Race Point CLO Ltd., Series 2013-8A, Class DR (3-Month U.S. LIBOR plus 380 bps),
5.936%, 2–20–30 (F)(G)	500	494
TIAA Churchill Middle Market CLO I Ltd., Series 2016-1A, Class DR (3-Month U.S. LIBOR plus 390 bps),
6.178%, 10–20–30 (F)(G)	750	727
Trestles CLO Ltd., Series 2017-1A, Class D (3-Month U.S. LIBOR plus 668 bps),
8.956%, 7–25–29 (F)(G)	750	733
Trinitas CLO Ltd., Ser 2019-11A, Class D (3-Month U.S. LIBOR plus 422 bps),
6.500%, 7–15–32 (F)(G)	1,000	995
Trinitas CLO Ltd., Series 2018-8A, Class E (3-Month U.S. LIBOR plus 590 bps),
8.178%, 7–20–31 (F)(G)	750	660
Venture CDO Ltd., Series 17-26A, Class D (3-Month U.S. LIBOR plus 425 bps),
6.528%, 1–20–29 (F)(G)	400	399

TOTAL ASSET-BACKED SECURITIES – 2.2%		$10,201
(Cost: $10,508)

CORPORATE DEBT SECURITIES
Communication Services

Alternative Carriers – 0.0%
Consolidated Communications Finance II Co.,
6.500%, 10–1–22 (H)	142	131
MTN (Mauritius) Investments Ltd.,
4.755%, 11–11–24	200	203

		334

Broadcasting – 0.4%
Clear Channel Outdoor Holdings, Inc.,
5.125%, 8–15–27 (F)	822	856
Clear Channel Worldwide Holdings, Inc.,
9.250%, 2–15–24 (F)	609	669
Globo Comunicacoes e Participacoes S.A.,
4.843%, 6–8–25	200	208

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Broadcasting (Continued)
Nexstar Escrow Corp.,
5.625%, 8–1–24 (F)		$53	$55

			1,788

Cable & Satellite – 3.4%
Altice Financing S.A.:
6.625%, 2–15–23 (F)		287	295
7.500%, 5–15–26 (F)		1,600	1,700
Altice France S.A.:
7.375%, 5–1–26 (F)		1,122	1,204
8.125%, 2–1–27 (F)		1,200	1,325
3.375%, 1–15–28 (F)(I)	EUR	100	111
Altice Luxembourg S.A.,
10.500%, 5–15–27 (F)		$1,706	1,923
Altice S.A.:
7.750%, 5–15–22 (F)		500	510
7.625%, 2–15–25 (F)		1,006	1,049
Altice U.S. Finance I Corp.:
5.375%, 7–15–23 (F)		446	458
5.500%, 5–15–26 (F)		600	631
CCO Holdings LLC and CCO Holdings Capital Corp.,
5.000%, 2–1–28 (F)		726	750
CSC Holdings LLC:
5.375%, 2–1–28 (F)		880	927
5.750%, 1–15–30 (F)		202	211
DISH DBS Corp.:
5.875%, 7–15–22		1,000	1,040
5.875%, 11–15–24		335	332
7.750%, 7–1–26		498	508
Intelsat Jackson Holdings S.A.,
9.500%, 9–30–22 (F)		926	1,074
Millicom International Cellular S.A.,
6.250%, 3–25–29 (F)		200	218
Neptune Finco Corp.,
6.625%, 10–15–25 (F)		225	241
Quebecor Media, Inc.,
5.750%, 1–15–23		228	248
VTR Finance B.V.,
6.875%, 1–15–24 (F)		1,066	1,097

			15,852

Integrated Telecommunication Services – 1.8%
Frontier Communications Corp.:
7.125%, 1–15–23		76	33
7.625%, 4–15–24		96	42
6.875%, 1–15–25		942	417
11.000%, 9–15–25 (H)		1,452	656
8.500%, 4–1–26 (F)		1,762	1,762
8.000%, 4–1–27 (F)		2,101	2,216
9.000%, 8–15–31		68	30
GCI, Inc.,
6.875%, 4–15–25		840	884
West Corp.,
8.500%, 10–15–25 (F)		2,588	2,080

			8,120

Publishing – 0.1%
MDC Partners, Inc.,
6.500%, 5–1–24 (F)		688	627

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Wireless Telecommunication Service – 0.4%
Digicel Group Ltd.:
6.000%, 4–15–21 (F)	$403	$284
8.250%, 9–30–22 (F)	195	40
8.250%, 12–30–22 (F)	535	316
Digicel Group Ltd. (7.125% Cash or 2.000% PIK),
9.125%, 4–1–24 (F)(J)	505	48
Digicel International Finance Ltd.,
8.750%, 5–25–24 (F)(H)	1,276	1,212
Digicel Ltd.,
6.750%, 3–1–23 (F)	400	191

		2,091

Total Communication Services – 6.1%		28,812
Consumer Discretionary

Auto Parts & Equipment – 0.0%
Panther BF Aggregator 2 L.P.,
6.250%, 5–15–26 (F)	103	108

Automobile Manufacturers – 0.1%
Tesla, Inc. (GTD by SolarCity Corp.),
5.300%, 8–15–25 (F)(H)	267	240

Automotive Retail – 0.4%
Allison Transmission, Inc.,
5.000%, 10–1–24 (F)	136	139
Carvana Co.,
8.875%, 10–1–23 (F)	823	847
Sonic Automotive, Inc.:
5.000%, 5–15–23	623	631
6.125%, 3–15–27	185	188
Turkiye Sise ve Cam Fabrikalari A.S.,
6.950%, 3–14–26 (F)	200	206

		2,011

Casinos & Gaming – 0.6%
Everi Payments, Inc.,
7.500%, 12–15–25 (F)	731	770
Gateway Casinos & Entertainment Ltd.,
8.250%, 3–1–24 (F)	426	442
Golden Nugget, Inc.,
6.750%, 10–15–24 (F)	914	937
Wynn Macau Ltd.:
4.875%, 10–1–24 (F)	200	200
5.500%, 10–1–27 (F)	409	414

		2,763

Education Services – 0.5%
Laureate Education, Inc.,
8.250%, 5–1–25 (F)	1,931	2,100

Homebuilding – 0.2%
K Hovnanian Enterprises, Inc.,
10.000%, 7–15–22 (F)	977	811
Lennar Corp.,
4.125%, 1–15–22	214	219

		1,030

14	ANNUAL REPORT	2019

SCHEDULE OF INVESTMENTS	IVY APOLLO MULTI-ASSET INCOME FUND (in thousands)

SEPTEMBER 30, 2019

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Hotels, Resorts & Cruise Lines – 0.1%
Boyne USA, Inc.,
7.250%, 5–1–25 (F)		$426	$464
VOC Escrow Ltd.,
5.000%, 2–15–28 (F)		81	84

			548

Leisure Facilities – 0.1%
Cedar Fair L.P., Magnum Management Corp., Canada’s Wonderland Co. and Millennium Operations LLC,
5.375%, 4–15–27		356	381

Restaurants – 0.1%
Tasty Bondco 1 S.A.,
6.250%, 5–15–26 (F)(I)	EUR	162	185

Specialized Consumer Services – 0.2%
Klesia Prevoyance,
5.375%, 12–8–26 (I)		200	230
Nielsen Co. (Luxembourg) S.a.r.l. (The),
5.500%, 10–1–21 (F)		$400	402
Nielsen Finance LLC and Nielsen Finance Co.,
5.000%, 4–15–22 (F)		148	148
Service Corp. International,
5.125%, 6–1–29		341	364

			1,144

Specialty Stores – 1.1%
Cumberland Farms, Inc.,
6.750%, 5–1–25 (F)		328	351
Party City Holdings, Inc.,
6.625%, 8–1–26 (F)(H)		320	317
Staples, Inc.:
7.500%, 4–15–26 (F)		2,584	2,662
10.750%, 4–15–27 (F)(H)		1,550	1,593

			4,923

Total Consumer Discretionary – 3.4%			15,433
Consumer Staples

Agricultural Products – 0.1%
NBM U.S. Holdings, Inc.,
7.000%, 5–14–26 (F)		200	210

Food Distributors – 0.3%
MARB BondCo plc (GTD by Marfrig Global Foods S.A., Marfrig Overseas Ltd. and Marfrig Holdings (Europe) B.V.),
6.875%, 1–19–25		200	209
Performance Food Group, Inc.:
5.500%, 6–1–24 (F)		472	482
5.500%, 10–15–27 (F)		73	77
U.S. Foods, Inc.,
5.875%, 6–15–24 (F)		529	545

			1,313

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Household Products – 0.1%
First Quality Finance Co., Inc.,
5.000%, 7–1–25 (F)	$302	$312

Packaged Foods & Meats – 1.7%
JBS Investments II GmbH (GTD by JBS S.A.),
7.000%, 1–15–26 (H)	400	432
JBS USA LLC and JBS USA Finance, Inc.:
5.875%, 7–15–24 (F)	782	806
5.750%, 6–15–25 (F)	790	823
JBS USA Lux S.A. and JBS USA Finance, Inc.,
6.750%, 2–15–28 (F)	964	1,068
JBS USA, JBS USA Food Co. and JBS USA Finance, Inc. (GTD by JBS S.A.):
6.500%, 4–15–29 (F)	250	278
5.500%, 1–15–30 (F)	307	325
Pilgrim’s Pride Corp.:
5.750%, 3–15–25 (F)	153	158
5.875%, 9–30–27 (F)	550	591
Post Holdings, Inc.:
5.500%, 3–1–25 (F)	143	150
5.000%, 8–15–26 (F)	220	228
5.750%, 3–1–27 (F)	973	1,031
Simmons Foods, Inc.:
7.750%, 1–15–24 (F)	274	297
5.750%, 11–1–24 (F)	1,826	1,780

		7,967

Total Consumer Staples – 2.2%		9,802
Energy

Coal & Consumable Fuels – 0.1%
Minejesa Capital B.V.,
4.625%, 8–10–30	200	206

Integrated Oil & Gas – 0.1%
Petrobras Global Finance B.V. (GTD by Petroleo Brasileiro S.A.),
5.999%, 1–27–28	400	445
Petroleos Mexicanos,
6.490%, 1–23–27 (F)(H)	115	120

		565

Oil & Gas Drilling – 0.2%
KCA Deutag UK Finance plc,
7.250%, 5–15–21 (F)(H)	1,000	627
Offshore Drilling Holding S.A.,
8.375%, 9–20–20 (F)(K)	1,400	431
Valaris plc,
7.750%, 2–1–26 (H)	443	237

		1,295

Oil & Gas Equipment & Services – 0.1%
Nine Energy Service, Inc.,
8.750%, 11–1–23 (F)	311	252
SESI LLC,
7.125%, 12–15–21	155	106

		358

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Oil & Gas Exploration & Production – 1.4%
Bellatrix Exploration Ltd.,
8.500%, 9–11–23		$177	$180
Bellatrix Exploration Ltd. (3.000% Cash or 9.500% PIK),
9.500%, 12–15–23 (J)		193	196
Brazos Valley Longhorn LLC and Brazos Valley Longhorn Finance Corp.,
6.875%, 2–1–25		103	89
Chesapeake Energy Corp.:
7.000%, 10–1–24		742	532
8.000%, 1–15–25 (H)		67	49
Crownrock L.P.,
5.625%, 10–15–25 (F)		1,255	1,263
Endeavor Energy Resources L.P.:
5.500%, 1–30–26 (F)		438	455
5.750%, 1–30–28 (F)		319	339
Extraction Oil & Gas, Inc.,
5.625%, 2–1–26 (F)		642	393
Gazprom OAO Via Gaz Capital S.A.,
7.288%, 8–16–37		200	265
Laredo Petroleum, Inc.,
6.250%, 3–15–23 (H)		142	125
Moss Creek Resources Holdings, Inc.,
7.500%, 1–15–26 (F)		1,005	740
PT Pertamina (Persero),
5.625%, 5–20–43		400	465
Sanchez Energy Corp.,
7.250%, 2–15–23 (F)(H)(L)		111	80
Seven Generations Energy Ltd.:
6.750%, 5–1–23 (F)		971	980
5.375%, 9–30–25 (F)		419	415
Ultra Resources, Inc. (9.000% Cash or 2.000% PIK),
11.000%, 7–12–24 (J)		174	24

			6,590

Oil & Gas Refining & Marketing – 0.6%
Callon Petroleum Co. (GTD by Callon Petroleum Operating Co.):
6.125%, 10–1–24		163	160
6.375%, 7–1–26		218	213
Comstock Escrow Corp.,
9.750%, 8–15–26		1,809	1,511
EG Global Finance plc,
4.375%, 2–7–25 (F)(I)	EUR	169	179
EP Energy LLC and Everest Acquisition Finance, Inc.:
9.375%, 5–1–24 (F)		$207	6
8.000%, 2–15–25 (F)(L)		221	5
7.750%, 5–15–26 (F)		323	242
QEP Resources, Inc.,
5.625%, 3–1–26		269	231
Turkiye Petrol Rafinerileri A.S.,
4.500%, 10–18–24		200	190

			2,737

Total Energy – 2.5%			11,751

2019	ANNUAL REPORT	15

SCHEDULE OF INVESTMENTS	IVY APOLLO MULTI-ASSET INCOME FUND (in thousands)

SEPTEMBER 30, 2019

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Financials

Consumer Finance – 0.3%
CURO Group Holdings Corp.,
8.250%, 9–1–25 (F)		$491	$428
Quicken Loans, Inc.,
5.750%, 5–1–25 (F)		900	928

			1,356

Diversified Banks – 0.1%
BBVA Bancomer S.A.,
5.350%, 11–12–29		200	198

Financial Exchanges & Data – 0.3%
MSCI, Inc.,
5.250%, 11–15–24 (F)		60	62
Refinitiv U.S. Holdings, Inc.:
6.250%, 5–15–26 (F)		423	454
8.250%, 11–15–26 (F)		972	1,073

			1,589

Insurance Brokers – 0.4%
NFP Corp.,
6.875%, 7–15–25 (F)		1,997	1,982
Vienna Insurance Group AG,
5.500%, 10–9–43 (I)	EUR	100	129

			2,111

Life & Health Insurance – 0.4%
Aegon N.V.,
4.000%, 4–25–44 (I)		200	240
MetLife, Inc.:
9.250%, 4–8–38 (F)		$445	646
10.750%, 8–1–39		452	728

			1,614

Multi-line Insurance – 0.0%
La Mondiale SAM,
6.750%, 4–25–44 (I)	EUR	100	132

Multi-Line Insurance – 0.1%
ASR Nederland N.V.,
5.125%, 9–29–45 (I)		100	130
Humanis Prevoyance,
5.750%, 10–22–25 (I)		300	351

			481

Other Diversified Financial Services – 0.3%
New Cotai LLC and New Cotai Capital Corp. (10.625% Cash or 10.625% PIK),
10.625%, 5–1–19 (F)(J)(L)		$2,703	1,433

Property & Casualty Insurance – 0.5%
Amwins Group, Inc.,
7.750%, 7–1–26 (F)		525	564
GTCR AP Finance, Inc.,
8.000%, 5–15–27 (F)		1,036	1,065
Hub International Ltd.,
7.000%, 5–1–26 (F)		821	845
Mapfre S.A.,
4.375%, 3–31–47 (I)	EUR	100	125

			2,599

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Specialized Finance – 0.7%
ALROSA Finance S.A.,
4.650%, 4–9–24 (F)	$200	$209
BCPE Cycle Merger Sub II, Inc.,
10.625%, 7–15–27 (F)	809	781
Compass Group Diversified Holdings LLC,
8.000%, 5–1–26 (F)	434	459
Cosan Luxembourg S.A.,
7.000%, 1–20–27 (F)(H)	200	218
DAE Funding LLC:
5.750%, 11–15–23 (F)	505	531
5.000%, 8–1–24 (F)	199	207
Rede D’Or Finance S.a.r.l.,
4.950%, 1–17–28	200	201
Tervita Escrow Corp.,
7.625%, 12–1–21 (F)	215	219
TMX Finance LLC and TitleMax Finance Corp.,
11.125%, 4–1–23 (F)	624	577
Trust F/1401,
6.390%, 1–15–50 (F)	200	213

		3,615

Thrifts & Mortgage Finance – 0.1%
Provident Funding Associates L.P. and PFG Finance Corp.,
6.375%, 6–15–25 (F)	510	496

Total Financials – 3.2%		15,624
Health Care

Health Care Equipment – 0.0%
Hologic, Inc.,
4.625%, 2–1–28 (F)	132	136

Health Care Facilities – 0.6%
Regional Care Hospital Partners Holdings, Inc. and Legend Merger Sub, Inc.,
9.750%, 12–1–26 (F)	1,751	1,874
Surgery Center Holdings, Inc.,
10.000%, 4–15–27 (F)	924	938

		2,812

Health Care Services – 0.3%
Envision Healthcare Corp.,
8.750%, 10–15–26 (F)	498	304
Heartland Dental LLC,
8.500%, 5–1–26 (F)	789	766

		1,070

Health Care Technology – 0.4%
Verscend Holding Corp.,
9.750%, 8–15–26 (F)	1,581	1,683

Life Sciences Tools & Services – 0.3%
Avantor, Inc.,
9.000%, 10–1–25 (F)	1,151	1,294

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Pharmaceuticals – 0.6%
Advanz Pharma Corp.,
8.000%, 9–6–24		$72	$70
Bausch Health Cos., Inc.:
6.125%, 4–15–25 (F)		291	302
9.000%, 12–15–25 (F)		153	172
Eagle Holding Co. II LLC (7.750% Cash or 7.750% PIK),
7.750%, 5–15–22 (F)(J)		907	914
Par Pharmaceutical, Inc.,
7.500%, 4–1–27 (F)		557	507
Valeant Pharmaceuticals International, Inc.:
9.250%, 4–1–26 (F)		441	501
8.500%, 1–31–27 (F)		527	592

			3,058

Total Health Care – 2.2%			10,053
Industrials

Aerospace & Defense – 0.7%
TransDigm UK Holdings plc,
6.875%, 5–15–26		366	393
TransDigm, Inc. (GTD by TransDigm Group, Inc.):
6.500%, 7–15–24		1,047	1,080
6.500%, 5–15–25		200	207
6.250%, 3–15–26 (F)		823	884
6.375%, 6–15–26		202	212
7.500%, 3–15–27		408	444

			3,220

Air Freight & Logistics – 0.2%
XPO Logistics, Inc.,
6.750%, 8–15–24 (F)		752	814

Airlines – 0.0%
Swissport Financing S.a.r.l.,
5.250%, 8–15–24 (F)(I)	EUR	150	169

Building Products – 0.0%
JELD-WEN, Inc.,
4.875%, 12–15–27 (F)		$113	112
Standard Industries, Inc.,
4.750%, 1–15–28 (F)		62	64

			176

Diversified Support Services – 0.1%
Ahern Rentals, Inc.,
7.375%, 5–15–23 (F)		665	566
United Rentals (North America), Inc. (GTD by United Rentals, Inc.),
5.875%, 9-15–26		133	142

			708

Environmental & Facilities Services – 0.3%
GFL Environmental, Inc.:
5.625%, 5–1–22 (F)		142	145
5.375%, 3–1–23 (F)		450	455
7.000%, 6–1–26 (F)		646	680
8.500%, 5–1–27 (F)		144	160

16	ANNUAL REPORT	2019

SCHEDULE OF INVESTMENTS	IVY APOLLO MULTI-ASSET INCOME FUND (in thousands)

SEPTEMBER 30, 2019

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Environmental & Facilities Services (Continued)
Waste Pro USA, Inc.,
5.500%, 2–15–26 (F)	$86	$89

		1,529

Industrial Conglomerates – 0.1%
Koc Holding A.S.,
5.250%, 3–15–23	200	201

Industrial Machinery – 0.0%
Apex Tool Group LLC and BC Mountain Finance, Inc.,
9.000%, 2–15–23 (F)	113	101

Marine Ports & Services – 0.2%
Adani Ports and Special Economic Zone Ltd.,
4.375%, 7–3–29 (F)	200	209
DP World Ltd.,
6.850%, 7–2–37	200	264
DP World plc,
6.850%, 7–2–37(F)	200	263

		736

Railroads – 0.0%
Lima Metro Line 2 Finance Ltd.,
4.350%, 4–5–36 (F)	200	213

Security & Alarm Services – 0.3%
Prime Security Services Borrower LLC and Prime Finance, Inc.,
9.250%, 5–15–23 (F)	1,147	1,206

Total Industrials – 1.9%		9,073
Information Technology

Application Software – 0.7%
Kronos Acquisition Holdings, Inc.,
9.000%, 8–15–23 (F)	1,663	1,468
Open Text Corp.,
5.625%, 1–15–23 (F)	472	483
Orbcomm, Inc.,
8.000%, 4–1–24 (F)	1,015	1,045
Riverbed Technology, Inc. and Project Homestake Merger Corp.,
8.875%, 3–1–23 (F)(H)	1,292	698

		3,694

Data Processing & Outsourced Services – 0.2%
Italics Merger Sub, Inc.,
7.125%, 7–15–23 (F)	1,043	1,061
j2 Cloud Services LLC and j2 Global, Inc.,
6.000%, 7–15–25 (F)	206	217

		1,278

Electronic Equipment & Instruments – 0.1%
Itron, Inc.,
5.000%, 1–15–26 (F)	52	54
NCR Corp.:
5.750%, 9–1–27 (F)	144	149
6.125%, 9–1–29 (F)	144	152

		355

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
IT Consulting & Other Services – 0.5%
Cardtronics, Inc. and Cardtronics USA, Inc.,
5.500%, 5–1–25 (F)	$121	$123
NCR Escrow Corp.:
5.875%, 12–15–21	815	821
6.375%, 12–15–23	739	759
Pioneer Holding Corp.,
9.000%, 11–1–22 (F)	641	673

		2,376

Total Information Technology – 1.5%		7,703
Materials

Aluminum – 0.6%
Constellium N.V.:
5.750%, 5–15–24 (F)	1,000	1,027
6.625%, 3–1–25 (F)	816	851
5.875%, 2–15–26 (F)	391	408
Novelis Corp. (GTD by Novelis, Inc.):
6.250%, 8–15–24 (F)	335	350
5.875%, 9–30–26 (F)	118	124

		2,760

Commodity Chemicals – 0.2%
NOVA Chemicals Corp.:
4.875%, 6–1–24 (F)	508	523
5.250%, 6–1–27 (F)	203	211

		734

Construction Materials – 0.3%
CEMEX S.A.B. de C.V.,
5.700%, 1–11–25	400	411
Hillman Group, Inc. (The),
6.375%, 7–15–22(F)	886	831

		1,242

Diversified Chemicals – 0.0%
Sasol Financing USA LLC (GTD by Sasol Ltd.),
6.500%, 9–27–28	200	221

Diversified Metals & Mining – 0.1%
Nexa Resources S.A.,
5.375%, 5–4–27	200	212

Fertilizers & Agricultural Chemicals – 0.0%
Pinnacle Operating Corp.,
9.000%, 5–15–23 (F)	336	118

Gold – 0.1%
Gold Fields Orogen Holding Ltd.,
6.125%, 5–15–29 (F)	200	223

Metal & Glass Containers – 0.3%
ARD Finance S.A. (7.125% Cash or 7.875% PIK),
7.125%, 9–15–23 (J)	200	206
ARD Securities Finance S.a.r.l. (8.750% Cash or 8.750% PIK),
8.750%, 1–31–23 (F)(H)(J)	456	472

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Metal & Glass Containers (Continued)
Greif, Inc.,
6.500%, 3–1–27 (F)		$562	$596
HudBay Minerals, Inc.:
7.250%, 1–15–23 (F)		65	67
7.625%, 1–15–25 (F)		98	99

			1,440

Paper Packaging – 0.0%
Reynolds Group Issuer, Inc., Reynolds Group Issuer LLC and Reynolds Group Issuer (Luxembourg) S.A.,
5.125%, 7–15–23 (F)		60	61

Paper Products – 0.3%
American Greetings Corp.,
8.750%, 4–15–25 (F)		970	883
Suzano Austria GmbH,
6.000%, 1–15–29		400	435

			1,318

Precious Metals & Minerals – 0.0%
Industrias Penoles S.A.B. de C.V.,
5.650%, 9–12–49 (F)		200	207

Specialty Chemicals – 0.1%
Kraton Polymers LLC and Kraton Polymers Capital Corp.,
7.000%, 4–15–25 (F)(H)		200	208
Monitchem Holdco 3 S.A.,
5.250%, 3–15–25 (F)(I)	EUR	100	109
TPC Group, Inc.,
10.500%, 8–1–24 (F)		$41	43
Valvoline Finco Two LLC,
5.500%, 7–15–24		350	364

			724

Steel – 0.0%
Chelyabinsk Pipe Plant PJSC,
4.500%, 9–19–24 (F)		200	200

Total Materials – 2.0%			9,460
Real Estate

Diversified Real Estate Activities – 0.1%
Shimao Property Holdings Ltd.,
6.375%, 10–15–21		400	419

Diversified REITs – 0.1%
Fibra Uno Administracion S.A. de C.V.,
5.250%, 1–30–26		200	213

Industrial REITs – 0.1%
Avolon Holdings Funding Ltd.,
5.250%, 5–15–24 (F)		249	267

2019	ANNUAL REPORT	17

SCHEDULE OF INVESTMENTS	IVY APOLLO MULTI-ASSET INCOME FUND (in thousands)

SEPTEMBER 30, 2019

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Real Estate Development – 0.1%
Country Garden Holdings Co. Ltd.,
7.125%, 1–27–22	$400	$423

Total Real Estate – 0.4%		1,322
Utilities

Electric Utilities – 0.1%
Israel Electric Corp. Ltd.,
5.000%, 11–12–24	200	220

Independent Power Producers & Energy Traders – 0.1%
Pattern Energy Group, Inc., Convertible,
4.000%, 7–15–20	452	475

Renewable Electricity – 0.2%
Clearway Energy Operating LLC,
5.750%, 10–15–25 (F)	369	388
NRG Yield Operating LLC,
5.000%, 9–15–26	366	374

		762

Total Utilities – 0.4%		1,457

TOTAL CORPORATE DEBT SECURITIES – 25.8%		$120,490
(Cost: $123,626)

MORTGAGE-BACKED SECURITIES
Other Mortgage-Backed Securities – 0.8%
ALM Loan Funding VII R-2 Ltd., Series 2013-7R2A, Class DR2 (3-Month U.S. LIBOR plus 600 bps),
8.303%, 10–15–27 (F)(G)	700	662
ALM Loan Funding XIX LLC, Series 2015-16A, Class D (3-Month U.S. LIBOR plus 510 bps),
7.403%, 7–15–27 (F)(G)	250	237
Ashford Hospitality Trust, Series 2018-ASHF, Class F (1-Month U.S. LIBOR plus 410 bps),
6.128%, 4–15–35 (F)(G)	600	604
Highbridge Loan Management Ltd., Series 2014-4A, Class DR (3-Month U.S. LIBOR plus 555 bps),
7.806%, 1–28–30 (F)(G)	250	227
PNMAC GMSR Issuer Trust, Series 2018-GT1 (1-Month U.S. LIBOR plus 285 bps),
4.868%, 2–25–23 (F)(G)	2,100	2,101

		3,831

TOTAL MORTGAGE-BACKED SECURITIES – 0.8%		$3,831
(Cost: $3,898)

OTHER GOVERNMENT SECURITIES (M)	Principal		Value
Bulgaria – 0.0%
Bulgaria Government Bond,
3.125%, 3–26–35 (I)	EUR	100	$142

Russia – 0.0%
Russia Government Bond,
5.100%, 3–28–35 (F)		$200	227

Serbia – 0.0%
Republic of Serbia,
1.500%, 6–26–29 (F)(I)	EUR	200	227

Turkey – 0.0%
Turkey Government Bond,
7.000%, 6–5–20		$200	205

TOTAL OTHER GOVERNMENT SECURITIES – 0.0%			$801
(Cost: $770)

LOANS (G)
Communication Services

Advertising – 0.2%
Advantage Sales & Marketing, Inc. (ICE LIBOR plus 325 bps),
5.294%, 7–25–21		387	358
Advantage Sales & Marketing, Inc. (ICE LIBOR plus 650 bps),
8.544%, 7–25–22		438	377

			735

Alternative Carriers – 0.1%
Level 3 Financing, Inc. (ICE LIBOR plus 225 bps),
4.294%, 2–22–24		280	280

Broadcasting – 0.4%
Clear Channel Outdoor Holdings, Inc. (ICE LIBOR plus 350 bps),
5.544%, 8–23–26		985	987
Nexstar Broadcasting, Inc. (3-Month ICE LIBOR plus 275 bps),
4.807%, 9–19–26		250	251
Sinclair Television Group, Inc.,
0.000%, 9–30–26 (N)		135	135
Sinclair Television Group, Inc. (ICE LIBOR plus 250 bps),
4.540%, 9–30–26		115	116
Univision Communications, Inc. (ICE LIBOR plus 275 bps),
4.794%, 3–15–24		378	367

			1,856

Cable & Satellite – 0.1%
CSC Holdings LLC (ICE LIBOR plus 225 bps),
4.278%, 7–17–25		279	278
DHX Media Ltd. (ICE LIBOR plus 375 bps),
5.794%, 12–29–23		109	105

LOANS (G) (Continued)	Principal		Value
Cable & Satellite (Continued)
Liberty Cablevision of Puerto Rico LLC (ICE LIBOR plus 350 bps),
5.528%, 1–7–22 (C)		$16	$16

			399

Integrated Telecommunication Services – 0.6%
CenturyLink, Inc. (ICE LIBOR plus 275 bps):
4.794%, 9–30–22		462	463
4.794%, 1–31–25		539	535
eircom Finco S.a.r.l.,
0.000%, 5–15–26 (I)(N)	EUR	250	274
West Corp. (3-Month ICE LIBOR plus 400 bps),
6.044%, 10–10–24		$1,760	1,570

			2,842

Publishing – 0.1%
Recorded Books, Inc. (ICE LIBOR plus 450 bps),
6.544%, 8–31–25		190	190

Wireless Telecommunication Service – 0.1%
Digicel International Finance Ltd. (ICE LIBOR plus 325 bps),
5.340%, 5–27–24		725	627

Total Communication Services – 1.6%			6,929
Consumer Discretionary

Apparel Retail – 0.3%
Neiman Marcus Group Ltd., Inc. (3-Month ICE LIBOR plus 325 bps),
8.057%, 10–25–20		280	212
Neiman Marcus Group Ltd., Inc. (ICE LIBOR plus 325 bps),
0.000%, 10–25–20 (N)		27	20
Talbots, Inc. (The) (ICE LIBOR plus 700 bps),
9.044%, 11–28–22 (C)		860	840
TRLG Intermediate Holdings LLC,
10.000%, 10–27–22 (C)		132	124

			1,196

Auto Parts & Equipment – 0.1%
Rough Country LLC (ICE LIBOR plus 375 bps),
5.794%, 5–25–23 (C)		236	233

Casinos & Gaming – 0.2%
Cosmopolitan of Las Vegas (The) (1-Month U.S. LIBOR plus 525 bps),
7.278%, 11–9–19		800	801
GVC Holdings plc (ICE LIBOR plus 250 bps),
4.446%, 3–16–24		246	246
Penn National Gaming, Inc. (ICE LIBOR plus 225 bps),
4.294%, 10–19–23 (C)		91	91

			1,138

18	ANNUAL REPORT	2019

SCHEDULE OF INVESTMENTS	IVY APOLLO MULTI-ASSET INCOME FUND (in thousands)

SEPTEMBER 30, 2019

LOANS (G) (Continued)	Principal	Value
Department Stores – 0.1%
Belk, Inc. (ICE LIBOR plus 475 bps),
6.803%, 12–10–22	$345	$250

Education Services – 0.0%
BARBRI, Inc. (ICE LIBOR plus 425 bps),
6.463%, 12–1–23	223	220

Hotels, Resorts & Cruise Lines – 0.6%
CIF Times Square Mezz 1 LLC and CPTS Hotel Lessee Mezz 1 LLC (1-Month U.S. LIBOR plus 600 bps),
8.043%, 5–9–20	239	239
Hotel del Coronado (1-Month U.S. LIBOR plus 500 bps),
7.028%, 8–9–20	150	149
Hudson Delano Senior Mezz LLC (1-Month U.S. LIBOR plus 650 bps),
8.528%, 2–9–20	1,700	1,703
International Cruise & Excursion Gallery, Inc. (ICE LIBOR plus 525 bps),
7.294%, 6–8–25	198	193
Times Square JV LLC and CPTS Hotel Lessee LLC (1-Month U.S. LIBOR plus 600 bps),
8.043%, 5–9–20	642	642

		2,926

Housewares & Specialties – 0.1%
KIK Custom Products, Inc. (ICE LIBOR plus 400 bps),
6.256%, 5–15–23	697	660

Leisure Facilities – 0.1%
United PF Holdings LLC (ICE LIBOR plus 450 bps):
0.000%, 6–14–26 (N)	45	45
6.544%, 6–14–26	398	396

		441

Restaurants – 0.1%
CEC Entertainment, Inc. (ICE LIBOR plus 650 bps),
8.544%, 8–30–26	618	604
NPC International, Inc. (ICE LIBOR plus 750 bps),
9.544%, 4–18–25	572	163

		767

Specialized Consumer Services – 0.2%
Asurion LLC (ICE LIBOR plus 600 bps),
8.544%, 8–4–25	666	676
frontdoor, Inc. (ICE LIBOR plus 250 bps),
4.563%, 8–16–25	248	249

		925

Specialty Stores – 0.7%
Jo-Ann Stores, Inc. (ICE LIBOR plus 500 bps):
7.046%, 10–16–23	16	11

LOANS (G) (Continued)	Principal		Value
Specialty Stores (Continued)
7.259%, 10–16–23		$432	$295
Jo-Ann Stores, Inc. (ICE LIBOR plus 925 bps),
11.511%, 5–21–24		671	208
PETCO Animal Supplies, Inc. (ICE LIBOR plus 325 bps),
5.506%, 1–26–23		222	167
PetSmart, Inc.,
0.000%, 3–11–22 (N)		383	373
PetSmart, Inc. (3-Month ICE LIBOR plus 300 bps),
6.040%, 3–11–22		1,387	1,351
Staples, Inc. (ICE LIBOR plus 500 bps),
7.123%, 4–12–26		929	915

			3,320

Textiles – 0.1%
SIWF Holdings, Inc. (ICE LIBOR plus 425 bps),
6.304%, 6–15–25		697	684

Tires & Rubber – 0.1%
Wheel Pros, Inc. (ICE LIBOR plus 475 bps),
6.794%, 4–4–25		247	242

Total Consumer Discretionary – 2.7%			13,002
Consumer Staples

Personal Products – 0.1%
Douglas Holding AG (3-Month EURIBOR plus 325 bps),
3.250%, 8–13–22 (I)	EUR	313	310

Total Consumer Staples – 0.1%			310
Energy

Coal & Consumable Fuels – 0.2%
Foresight Energy LLC (ICE LIBOR plus 725 bps),
7.874%, 3–28–22		$1,168	619
Westmoreland Coal Co. (ICE LIBOR plus 650 bps),
10.389%, 3–15–22		168	168
Westmoreland Mining Holdings LLC (15.000% Cash or 15.000% PIK),
15.000%, 3–15–29 (J)		458	336

			1,123

Oil & Gas Drilling – 0.1%
KCA Deutag U.S. Finance LLC (ICE LIBOR plus 675 bps),
8.794%, 2–28–23		492	306

Oil & Gas Exploration & Production – 0.2%
California Resources Corp. (ICE LIBOR plus 1,037.50 bps),
12.419%, 12–31–21		435	378

LOANS (G) (Continued)	Principal		Value
Oil & Gas Exploration & Production (Continued)
California Resources Corp. (ICE LIBOR plus 475 bps),
6.794%, 12–31–22		$323	$286

			664

Oil & Gas Refining & Marketing – 0.1%
EG America LLC (ICE LIBOR plus 400 bps),
6.104%, 2–5–25		293	289

Oil & Gas Storage & Transportation – 0.5%
Bowie Resources Holdings LLC (ICE LIBOR plus 1,075 bps),
12.874%, 2–16–21		200	187
Bowie Resources Holdings LLC (ICE LIBOR plus 575 bps),
7.874%, 8–12–20		687	670
EPIC Crude Services L.P. (ICE LIBOR plus 500 bps),
7.040%, 3–1–26		900	852
Lower Cadence Holdings LLC (ICE LIBOR plus 400 bps),
6.054%, 5–8–26		347	337
Piolin BidCo,
0.000%, 9–27–26 (I)(N)	EUR	250	274

			2,320

Total Energy – 1.1%			4,702
Financials

Asset Management & Custody Banks – 0.3%
Edelman Financial Holdings II, Inc. (ICE LIBOR plus 675 bps),
8.807%, 7–20–26		$689	687
HarbourVest Partners LLC (ICE LIBOR plus 225 bps),
4.278%, 3–1–25		222	222
Jade Germany GmbH (3-Month EURIBOR plus 475 bps),
5.750%, 5–31–23 (I)	EUR	489	486

			1,395

Financial Exchanges & Data – 0.2%
Hudson River Trading LLC (3-Month U.S. LIBOR plus 350 bps),
5.544%, 4–3–25		$556	556
Refinitiv U.S. Holdings, Inc. (3-Month EURIBOR plus 400 bps),
4.000%, 10–1–25 (I)	EUR	248	273

			829

Insurance Brokers – 0.1%
NFP Corp. (ICE LIBOR plus 300 bps),
5.044%, 1–8–24		$419	411

Investment Banking & Brokerage – 0.2%
ION Trading Finance Ltd. (ICE LIBOR plus 400 bps),
6.064%, 11–21–24		278	264
Jane Street Group LLC (ICE LIBOR plus 300 bps),
5.044%, 8–25–22		830	826

			1,090

2019	ANNUAL REPORT	19

SCHEDULE OF INVESTMENTS	IVY APOLLO MULTI-ASSET INCOME FUND (in thousands)

SEPTEMBER 30, 2019

LOANS(G) (Continued)	Principal		Value
Other Diversified Financial Services – 0.1%
AqGen Ascensus, Inc. (ICE LIBOR plus 350 bps),
6.200%, 12–3–22		$370	$371
New Cotai LLC,
0.000%, 7–20–20 (N)		12	12
New Cotai LLC (U.S. Prime Rate plus 25 bps),
5.250%, 7–20–20		7	7

			390

Property & Casualty Insurance – 0.4%
Alliant Holdings Intermediate LLC (ICE LIBOR plus 300 bps),
5.054%, 5–10–25		36	35
Amynta Agency Borrower, Inc. (ICE LIBOR plus 400 bps),
6.544%, 2–28–25		1,691	1,639

			1,674

Specialized Finance – 0.6%
Amynta Agency Borrower, Inc. (ICE LIBOR plus 850 bps),
10.544%, 2–28–26		502	505
Auris Luxembourg III S.a.r.l. (3-Month EURIBOR plus 400 bps),
4.000%, 2–21–26 (I)	EUR	475	522
BCPE Max Dutch Bidco B.V. (3-Month EURIBOR plus 475 bps),
4.750%, 10–31–25 (I)		213	233
Capri Acquisitions Bidco Ltd. (3-Month EURIBOR plus 325 bps),
3.250%, 11–30–24 (I)		300	326
Gulf Finance LLC (ICE LIBOR plus 525 bps),
7.360%, 8–25–23		$837	632
MA FinanceCo. LLC (ICE LIBOR plus 275 bps),
4.544%, 6–21–24		47	46
Ziggo Secured Finance B.V. (3-Month EURIBOR plus 300 bps),
3.000%, 4–15–25 (I)	EUR	250	274

			2,538

Total Financials – 1.9%			8,327
Health Care

Health Care Equipment – 0.2%
Exactech, Inc. (ICE LIBOR plus 375 bps),
5.794%, 2–14–25		$246	246
LifeScan Global Corp. (3-Month ICE LIBOR plus 950 bps),
12.160%, 10–1–25		107	93
Patterson Medical Holdings, Inc. (ICE LIBOR plus 475 bps),
7.006%, 8–28–22		245	226

			565

Health Care Facilities – 0.6%
BW NHHC Holdco, Inc. (ICE LIBOR plus 500 bps),
7.054%, 5–15–25 (C)		247	205

LOANS(G) (Continued)	Principal		Value
Health Care Facilities (Continued)
Gentiva Health Services, Inc. (3-Month ICE LIBOR plus 375 bps),
5.813%, 7–2–25		$1,248	$1,254
Regional Care Hospital Partners Holdings, Inc. (ICE LIBOR plus 450 bps),
6.554%, 11–16–25		1,031	1,031
Team Health Holdings, Inc. (ICE LIBOR plus 275 bps),
4.794%, 2–6–24 (C)		187	153

			2,643

Health Care Services – 0.9%
Bio Lam LCD SELAS (3-Month EURIBOR plus 375 bps),
3.750%, 4–30–26 (I)	EUR	500	547
Elysium Healthcare Holdings 3 Ltd. (ICE LIBOR plus 525 bps),
6.008%, 4–4–25 (I)	GBP	500	593
Emerald TopCo, Inc. (ICE LIBOR plus 350 bps),
5.544%, 7–22–26		$250	249
Envision Healthcare Corp. (ICE LIBOR plus 375 bps),
5.794%, 10–10–25		248	202
Hanger, Inc. (ICE LIBOR plus 350 bps),
5.544%, 3–6–25		246	247
Heartland Dental LLC,
0.000%, 4–30–25 (N)		15	15
Heartland Dental LLC (ICE LIBOR plus 375 bps),
5.794%, 4–30–25		678	663
LSCS Holdings, Inc. (ICE LIBOR plus 425 bps):
6.314%, 3–9–25		166	165
6.314%, 3–17–25		43	42
U.S. Renal Care, Inc. (3-Month ICE LIBOR plus 500 bps),
7.063%, 6–14–26		1,617	1,524
Unilabs Diagnostics AB (3-Month EURIBOR plus 300 bps),
3.000%, 4–30–24 (I)	EUR	250	272

			4,519

Health Care Supplies – 0.1%
HomeVi SAS (3-Month EURIBOR plus 325 bps),
3.000%, 10–30–24 (I)		500	548

Health Care Technology – 0.4%
BioClinica Holding I L.P. (ICE LIBOR plus 425 bps),
6.438%, 10–20–23		$340	327
Verscend Holding Corp. (ICE LIBOR plus 450 bps),
6.544%, 8–27–25		1,505	1,509

			1,836

Life Sciences Tools & Services – 0.0%
Syneos Health, Inc. (ICE LIBOR plus 200 bps),
4.044%, 8–1–24		135	135

LOANS(G) (Continued)	Principal		Value
Pharmaceuticals – 0.3%
Albany Molecular Research, Inc. (ICE LIBOR plus 325 bps),
5.294%, 8–31–24		$245	$241
Amneal Pharmaceuticals LLC,
0.000%, 3–23–25 (N)		150	127
Amneal Pharmaceuticals LLC (ICE LIBOR plus 350 bps),
5.563%, 5–4–25		347	295
Concordia International Corp. (ICE LIBOR plus 550 bps),
7.528%, 9–6–24		196	184
Nidda Healthcare Holding GmbH (3-Month EURIBOR plus 400 bps),
4.000%, 8–21–24 (I)	EUR	250	275

			1,122

Total Health Care – 2.5%			11,368
Industrials

Aerospace & Defense – 0.1%
MB Aerospace Holdings II Corp. (ICE LIBOR plus 350 bps),
5.544%, 1–22–25 (C)		$246	240
Tronair, Inc. (1-Month U.S. LIBOR plus 475 bps),
6.925%, 9–8–23 (C)		340	306

			546

Airlines – 0.1%
Kestrel Bidco, Inc.,
0.000%, 10–8–26 (N)		250	252

Building Products – 0.1%
C.H.I. Overhead Doors, Inc. (ICE LIBOR plus 375 bps),
5.294%, 7–31–22		533	533

Construction & Engineering – 0.1%
McDermott Technology (Americas), Inc. (ICE LIBOR plus 500 bps),
7.104%, 5–10–25		942	592

Diversified Support Services – 0.4%
Agro Merchants Intermediate Holdings L.P. (ICE LIBOR plus 375 bps),
5.854%, 12–6–24 (C)		246	246
PT Holdings LLC (ICE LIBOR plus 400 bps),
6.044%, 12–7–24		449	437
United Rentals (North America), Inc. (ICE LIBOR plus 175 bps),
3.794%, 10–31–25		248	248
USS Ultimate Holdings, Inc. (ICE LIBOR plus 775 bps),
9.950%, 8–25–25		570	558

			1,489

Environmental & Facilities Services – 0.1%
Advanced Drainage Systems, Inc.,
0.000%, 9–18–26 (N)		250	251

20	ANNUAL REPORT	2019

SCHEDULE OF INVESTMENTS	IVY APOLLO MULTI-ASSET INCOME FUND (in thousands)

SEPTEMBER 30, 2019

LOANS(G) (Continued)	Principal		Value
Environmental & Facilities Services (Continued)
SMI Acquisition, Inc. (ICE LIBOR plus 375 bps),
6.003%, 11–1–24		$246	$213
U.S. Ecology, Inc.,
0.000%, 8–14–26 (N)		17	17

			481

Highways & Railtracks – 0.2%
SH 130 Concession Co. LLC (3-Month ICE LIBOR plus 287.5 bps),
5.169%, 6–5–20		726	730

Industrial Conglomerates – 0.2%
PAE Holding Corp. (ICE LIBOR plus 550 bps),
7.604%, 10–20–22		1,115	1,115
PAE Holding Corp. (ICE LIBOR plus 950 bps),
11.604%, 10–20–23		122	119

			1,234

Industrial Machinery – 0.3%
Dynacast International LLC (ICE LIBOR plus 850 bps):
0.000%, 1–30–23 (C)(N)		535	516
10.604%, 1–30–23 (C)		554	535
Form Technologies LLC (ICE LIBOR plus 325 bps),
5.354%, 1–28–22		252	241

			1,292

Research & Consulting Services – 0.1%
APCO Holdings, Inc. (ICE LIBOR plus 550 bps),
7.550%, 6–8–25 (C)		183	179
Red Ventures LLC (ICE LIBOR plus 400 bps),
5.044%, 11–8–24		294	295

			474

Security & Alarm Services – 0.0%
Garda World Security Corp. (ICE LIBOR plus 400 bps):
5.632%, 5–26–24		230	230
7.500%, 5–26–24		1	—	*

			230

Total Industrials – 1.7%			7,853
Information Technology

Application Software – 0.6%
Applied Systems, Inc. (ICE LIBOR plus 700 bps),
9.104%, 9–19–25		334	337
DigiCert Holdings, Inc. (ICE LIBOR plus 475 bps),
6.044%, 10–31–24		267	267
Infor (U.S.), Inc. (3-Month EURIBOR plus 225 bps),
3.250%, 2–1–22 (I)	EUR	249	272

LOANS(G) (Continued)	Principal	Value
Application Software (Continued)
Kronos Acquisition Holdings, Inc. (ICE LIBOR plus 700 bps),
9.256%, 5–15–23 (C)	$82	$81
Mitchell International, Inc. (ICE LIBOR plus 725 bps),
9.294%, 11–30–25 (C)	208	189
Riverbed Technology, Inc.,
0.000%, 4–24–22 (N)	80	66
Riverbed Technology, Inc. (ICE LIBOR plus 325 bps),
5.300%, 4–24–22	609	500
Seattle Spinco, Inc. (ICE LIBOR plus 275 bps),
4.544%, 6–21–24	315	310
VF Holding Corp. (ICE LIBOR plus 325 bps),
5.294%, 7–2–25	283	274
Wall Street Systems Holdings, Inc. (ICE LIBOR plus 425 bps),
7.256%, 11–21–24	249	247

		2,543

Communications Equipment – 0.1%
MLN U.S. Holdco LLC (ICE LIBOR plus 450 bps),
6.612%, 11–30–25	316	292
MLN U.S. Holdco LLC (ICE LIBOR plus 875 bps),
10.862%, 11–30–26	299	253

		545

Data Processing & Outsourced Services – 0.5%
Commerce Hub, Inc. (ICE LIBOR plus 375 bps),
5.544%, 5–21–25	531	523
Cyxtera DC Holdings, Inc. (ICE LIBOR plus 300 bps),
9.300%, 5–1–25	377	307
Cyxtera DC Holdings, Inc. (ICE LIBOR plus 325 bps),
5.040%, 5–1–24	40	36
Navicure, Inc.,
0.000%, 9–19–26 (C)(N)	250	250
Navicure, Inc. (ICE LIBOR plus 375 bps),
5.794%, 11–1–24	246	245
Output Services Group, Inc. (ICE LIBOR plus 425 bps),
6.544%, 3–27–24 (C)	246	212
Sedgwick Claims Management Services, Inc. (ICE LIBOR plus 400 bps),
6.044%, 9–4–26	249	250

		1,823

Electronic Equipment & Instruments – 0.0%
Electronics For Imaging, Inc. (ICE LIBOR plus 500 bps),
7.104%, 7–23–26 (C)	250	232

LOANS(G) (Continued)	Principal		Value
IT Consulting & Other Services – 0.1%
Triple Point Group Holdings, Inc. (ICE LIBOR plus 425 bps),
6.294%, 7–13–20		$265	$262

Systems Software – 0.2%
DCert Buyer, Inc.,
0.000%, 8–8–26 (N)		500	498
Park Place Technologies LLC (ICE LIBOR plus 400 bps),
6.044%, 3–29–25		247	245

			743

Total Information Technology – 1.5%			6,148
Materials

Commodity Chemicals – 0.1%
ILPEA Parent, Inc. (ICE LIBOR plus 550 bps),
6.800%, 3–2–23		503	498

Construction Materials – 0.1%
Associated Asphalt Partners LLC (ICE LIBOR plus 525 bps),
7.294%, 4–5–24		171	161
Hillman Group, Inc. (The) (ICE LIBOR plus 350 bps),
6.044%, 5–31–25		712	690

			851

Metal & Glass Containers – 0.1%
Berry Global, Inc. (3-Month EURIBOR plus 250 bps),
2.500%, 7–1–26 (I)	EUR	249	274

Specialty Chemicals – 0.3%
Archroma Finance S.a.r.l. (3-Month ICE LIBOR plus 425 bps),
6.341%, 7–11–24 (C)		$347	347
Starfruit U.S. Holdco LLC (ICE LIBOR plus 325 bps),
5.292%, 10–1–25		249	243
Styrolution Group GmbH (ICE LIBOR plus 375 bps),
4.104%, 9–30–21		211	210
Tronox Finance LLC,
0.000%, 9–22–24 (N)		246	245

			1,045

Total Materials – 0.6%			2,668
Real Estate

Industrial REITs – 0.1%
Terra Millennium Corp. (ICE LIBOR plus 625 bps),
8.813%, 10–31–22		486	478

2019	ANNUAL REPORT	21

SCHEDULE OF INVESTMENTS	IVY APOLLO MULTI-ASSET INCOME FUND (in thousands)

SEPTEMBER 30, 2019

LOANS(G) (Continued)	Principal	Value
Retail REITs – 0.2%
Inland Retail Real Estate Trust, Inc. (1-Month U.S. LIBOR plus 650 bps),
7.851%, 1–1–22	$849	$857

Total Real Estate – 0.3%		1,335

TOTAL LOANS – 14.0%		$62,642
(Cost: $66,758)

SHORT-TERM SECURITIES

Commercial Paper (O) – 4.0%
Diageo Capital plc (GTD by Diageo plc),
2.201%, 10–4–19	4,000	3,999
J.M. Smucker Co. (The),
2.150%, 10–1–19	4,965	4,964

SHORT-TERM SECURITIES (Continued)	Principal	Value
Commercial Paper (O) (Continued)
Malayan Banking Berhad (GTD by Wells Fargo Bank N.A.),
2.060%, 10–22–19	$5,000	$4,994
Sonoco Products Co.,
2.150%, 10–1–19	4,642	4,642

		18,599

Master Note – 3.8%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps),
2.170%, 10–7–19 (P)	17,428	17,428

Money Market Funds – 0.5%
Dreyfus Institutional Preferred Government Money Market Fund – Institutional Shares,
1.900%, (Q)(R)	2,151	2,151

SHORT-TERM SECURITIES (Continued)	Principal	Value
Notes – 1.3%
Osprey Properties Ltd. (1-Month U.S. LIBOR),
2.100%, 10–1–19 (P)	$6,000	$6,000

TOTAL SHORT-TERM SECURITIES – 9.6%		$44,178
(Cost: $44,179)

TOTAL INVESTMENT SECURITIES – 99.7%		$459,892
(Cost: $444,529)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.3%		1,198

NET ASSETS – 100.0%		$461,090

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)	Listed on an exchange outside the United States.

(B)	No dividends were paid during the preceding 12 months.

(C)	Securities whose value was determined using significant unobservable inputs.

(D)	Restricted securities. At September 30, 2019, the Fund owned the following restricted securities:

Security	Acquisition Date(s)	Shares	Cost	Market Value
Pinnacle Agriculture Enterprises LLC	3–10–17	233	$106	$10
Targa Resources Corp., 9.500%	10–24–17	1	1,415	1,368

			$1,521	$1,378

    The total value of these securities represented 0.3% of net assets at September 30, 2019.

(E)

Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(F)

Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2019 the total value of these securities amounted to $110,938 or 24.1% of net assets.

(G)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2019. Description of the reference rate and spread, if applicable, are included in the security description.

(H)	All or a portion of securities with an aggregate value of $2,557 are on loan.

(I)	Principal amounts are denominated in the indicated foreign currency, where applicable (EUR - Euro and GBP - British Pound).

(J)	Payment-in-kind bond which may pay interest in additional par and/or in cash. Rates shown are the current rate and possible payment rates.

(K)

Step bond that pays an initial coupon rate for the first period and then a higher or lower coupon rate for the following periods. Interest rate disclosed is that which is in effect at September 30, 2019.

(L)	Non-income producing as the issuer has either missed its most recent interest payment or declared bankruptcy.

(M)	Other Government Securities may include emerging markets sovereign, quasi-sovereign, corporate and supranational agency and organization debt securities.

(N)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.

22	ANNUAL REPORT	2019

SCHEDULE OF INVESTMENTS	IVY APOLLO MULTI-ASSET INCOME FUND (in thousands)

SEPTEMBER 30, 2019

(O)	Rate shown is the yield to maturity at September 30, 2019.

(P)

Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2019. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

(Q)	Investment made with cash collateral received from securities on loan.

(R)	Rate shown is the annualized 7-day yield at September 30, 2019.

The following over the counter credit default swaps — buy protection(1) were outstanding at September 30, 2019:

Referenced Obligation	Counterparty	(Pay) Fixed Rate	Maturity Date	Notional Amount(2)	Value		Upfront Payments/ (Receipts)		Unrealized Appreciation (Depreciation)
K Hovnanian Enterprises, Inc.	Barclays Bank plc	(5.000%)	12–20–22	28	$8		$11		$(3)
K Hovnanian Enterprises, Inc.	Barclays Bank plc	(5.000%)	12–20–19	17	—	*	—	*	— *
K Hovnanian Enterprises, Inc.	Barclays Bank plc	(5.000%)	6–20–24	67	25		27		(2)
K Hovnanian Enterprises, Inc.	Barclays Bank plc	(5.000%)	12–20–22	139	41		46		(5)

					$74		$84		$(10)

The following over the counter credit default swaps — sold protection(3) were outstanding at September 30, 2019:

Referenced Obligation	Counterparty	Receive Fixed Rate	Maturity Date	Implied Credit Spread at September 30, 2019(4)	Notional Amount(2)	Value		Upfront Payments/ (Receipts)		Unrealized Appreciation
K Hovnanian Enterprises, Inc.	Goldman Sachs International	5.000%	12–20–19	19.865%	5	$—	*	$—	*	$—	*

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and/or take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and/or deliver the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues, or an index as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following forward foreign currency contracts were outstanding at September 30, 2019:

	Currency to be Delivered		Currency to be Received	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized Depreciation
British Pound	1,030	U.S. Dollar	1,293	1–31–20	JPMorgan Securities LLC	$20	$—
Euro	1,030	U.S. Dollar	1,149	1–31–20	JPMorgan Securities LLC	16	—
Euro	5,382	U.S. Dollar	6,973	9–30–21	JPMorgan Securities LLC	824	—

						$860	$—

2019	ANNUAL REPORT	23

SCHEDULE OF INVESTMENTS	IVY APOLLO MULTI-ASSET INCOME FUND (in thousands)

SEPTEMBER 30, 2019

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2019. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2		Level 3
Assets
Investments in Securities
Common Stocks
Communication Services	$6,139	$2,078		$—
Consumer Discretionary	2,988	1,677		—
Consumer Staples	13,638	14,026		—
Energy	7,285	15,050		—
Financials	12,266	23,274		—
Health Care	4,602	12,021		—
Industrials	9,876	9,097		—
Information Technology	5,671	11,922		—
Materials	2,019	5,001		—
Real Estate	26,728	16,573		—
Utilities	3,773	8,837		—
Total Common Stocks	$94,985	$119,556		$—
Investment Funds	1,831	—		—
Preferred Stocks	—	1,368		9
Warrants	—	—		—	*
Asset-Backed Securities	—	10,201		—
Corporate Debt Securities	—	120,490		—
Mortgage-Backed Securities	—	3,831		—
Other Government Securities	—	801		—
Loans	—	57,800		4,842
Short-Term Securities	2,151	42,027		—
Total	$98,967	$356,074		$4,851
Over the Counter Credit Default Swaps	$—	$74		$—
Forward Foreign Currency Contracts	$—	$860		$—

Liabilities
Over the Counter Credit Default Swaps	$—	$—	*	$—

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Common Stocks	Preferred Stocks	Warrants	Loans
Beginning Balance 10–1–18	$61	$130	$—	$11,506
Net realized gain (loss)	—	—	—	(3)
Net change in unrealized appreciation (depreciation)	(61)	(121)	(1)	(200)
Purchases	—	—	1	2,469
Sales	—	—	—	(2,608)
Amortization/Accretion of premium/discount	—	—	—	11
Transfers into Level 3 during the period	—	—	—	1,839
Transfers out of Level 3 during the period	—	—	—	(8,172)

Ending Balance 9–30–19	$—	$9	$— *	$4,842

Net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of 9–30–19	$(61)	$(121)	$(1)	$(168)

Transfers from Level 2 to Level 3 occurred primarily due to the lack of observable market data due to decreased market activity or information for these securities. Transfers from Level 3 to Level 2 occurred primarily due to the increased availability of observable market data due to increased market activity or information.

24	ANNUAL REPORT	2019

SCHEDULE OF INVESTMENTS	IVY APOLLO MULTI-ASSET INCOME FUND (in thousands)

SEPTEMBER 30, 2019

Information about Level 3 fair value measurements:

	Fair Value at 9–30–19		Valuation Technique(s)	Unobservable Input(s)	Input Value(s)
Assets

Common Stocks	$—		Net asset approach	Adjusted book value	1.00x

Preferred Stocks	9		Market comparable approach	Adjusted EBITDA multiple	9.82x
			Option pricing model	Volatility	9.88%
				Illiquidity discount	10%

Warrants	—	*	Third-party valuation service	Broker quotes	N/A

Loans	4,842		Third-party valuation service	Broker quotes	N/A

Significant increases (decreases) in the adjusted EBITDA multiple inputs as of the reporting date would result in a higher (lower) fair value measurement. However, significant increases (decreases) in the illiquidity discount input as of the reporting date would result in a lower (higher) fair value measurement.

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

CLO = Collateralized Loan Obligation

EURIBOR = Euro Interbank Offered Rate

GTD = Guaranteed

ICE = Intercontinental Exchange

LIBOR = London Interbank Offered Rate

PIK = Payment in kind

REIT = Real Estate Investment Trust

Country Diversification
(as a % of net assets)
United States	50.9%
France	6.0%
United Kingdom	4.6%
Canada	3.4%
Netherlands	3.3%
Japan	2.4%
Hong Kong	2.3%
Luxembourg	2.2%
Switzerland	2.0%
Taiwan	1.5%
Cayman Islands	1.4%
Germany	1.1%
South Korea	1.1%
Italy	1.0%
Other Countries	6.9%
Other+	9.9%

+	Includes cash and other assets (net of liabilities), and cash equivalents

See Accompanying Notes to Financial Statements.

2019	ANNUAL REPORT	25

MANAGEMENT DISCUSSION	IVY APOLLO STRATEGIC INCOME FUND

(UNAUDITED)

The Ivy Apollo Strategic Income Fund is managed overall by Ivy Investment Management Company, which has retained Apollo Credit Management, LLC to sub-advise the Fund’s total return strategy sleeve. Below, a portfolio manager of the Fund, Mark G. Beischel, CFA, discusses positioning, performance and results for the fiscal year ended September 30, 2019. Mr. Beischel has managed the Fund since inception on October 1, 2015, and has 26 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended September 30, 2019
Ivy Apollo Strategic Income Fund
(Class A shares at net asset value)	5.13%
Ivy Apollo Strategic Income Fund
(Class A shares including sales charges)	-0.94%

Benchmark(s) and Morningstar Category
50% Bloomberg Barclays Global Credit 1-10 Year Hedged Index + 50% ICE BofAML U.S. High Yield Index	7.39%

(generally reflects the performance of the global bond market with a hedged component intended to reduce the index’s currency risk, and the performance of securities representing the high-yield sector of the bond market)

Bloomberg Barclays Global Credit 1-10 Year Hedged Index	8.43%
(generally reflects the performance of securities representing the global bond market with a hedged component intended to reduce the index’s currency risk.)
ICE BofAML U.S. High Yield Index	6.30%
(generally reflects the performance of securities representing the high-yield sector of the bond market)
Morningstar Multisector Bond Category Average	6.56%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses, while index returns do not include any such fees. The performance discussion below is at net asset value (NAV).

Impact of monetary policy

The fiscal year witnessed a change in U.S. monetary policy, as the Federal Reserve (Fed) began to move away from its tightening bias that began in December 2016. The Fed’s policy-making Federal Open Market Committee raised the fed funds rate one last time by 25 basis points (bps) to 2.50% at its December 2018 meeting, stating that it would take a wait-and-see approach going forward and rely on upcoming economic data to determine further interest rate hikes. That final increase bore witness to the tightening financial conditions, with widening credit spreads, a decline in stock prices, a strengthening U.S. dollar and the compression of the yield curve.

In January 2019, the Fed pivoted from its tightening bias to a new message of “patience.” Fed Chairman Jerome Powell implied that interest rate hikes were off the table for the remainder of the year. The markets welcomed the pause as financial conditions eased in a new “risk-on” environment.

The Trump administration’s policies regarding international trade and investment emerged as an important source of downside risk for the global economy during the past 12 months. President Donald Trump completed a revamp of the North American Free Trade Agreement into a proposed framework known as the U.S.-Mexico-Canada Agreement (USMCA) early in his presidency. He then wanted to use the USMCA framework for trade negotiations with the European Union and Japan. Those negotiations lost momentum as the administration focused its attention instead on trade with China. Negotiations with China have been difficult, with no agreements and an increase in both tariffs and tension on both sides. That escalation of tariffs has led to a decline in business confidence during the fiscal year and a contraction in the closely watched Institute for Supply Management (ISM) manufacturing index.

The end of the normalization of the Fed’s balance sheet was announced late in the final quarter of the fiscal year, with the Fed stating its intention to reinvest maturing U.S. Treasuries and mortgage-backed securities. The Fed at that time announced that it will start expanding the balance sheet to better align it with the size of nominal gross domestic product. It also moved to cut the fed funds rate by 25 bps in both July and September. And finally, the stress in short-term bank funding, known as the repurchase or “repo” market, during the quarter led the Fed to inject cash into the system.

In Europe, the European Central Bank (ECB) cut the deposit rate by 10 bps, introduced a two-tier system for banks on the penalty rate charged on idle cash worth six times their mandatory reserves, strengthened its forward guidance and re-launched its assets purchase program.

26	ANNUAL REPORT	2019

Political concerns emerged around the world, including elections in Italy and Argentina as well as the ongoing Brexit saga in the U.K. as it considers a potential exit from the European Union (EU). Italy’s new government brought questions about the EU’s sustainability back into the spotlight. The new government’s targeted budget deficit was not as aggressive as market expectations, resulting in the euro weakening and Italian government interest rates increasing. Argentina’s market-friendly President Mauricio Macri lost in the first round of presidential elections to a nominee who has ties to the previous administration that governed during the country’s last debt default. The final round of elections is scheduled in October 2019. Brexit was still a factor in international markets, largely because of the change in leadership from Prime Minister Theresa May, who advocated continuing to negotiate for an agreement with the EU, to new Prime Minister Boris Johnson, an advocate of a “hard” Brexit and departure from the EU even if no agreement is reached.

Positive result to the year

The Fund finished the fiscal year with a positive return but underperformed the positive return of its blended benchmark and its category average.

Most of the underperformance relative to the benchmark was attributable to the Fund’s exposure to floating rate bank loans, high exposure to CCC-rated credits and exposure to underperforming credits from Argentina, shares issued by McDermott International, Inc., and bonds issued by Jo-Ann Stores, Inc. The Fund’s overweight exposure to floating rate bank loans hurt its relative performance, as its reference index for those investments — the 3-month London Inter-Bank Offered Rate — declined approximately 70 bps during the year.

Idiosyncratic risks in Argentina, McDermott International and Jo-Ann Stores, Inc., hurt the Fund’s absolute and relative performance in the final quarter of the fiscal year as those credits performed poorly. CCC-rated credit meaningfully lagged the other sectors in the high yield space and the Fund’s overweight exposure to them hurt the relative return versus peers and the benchmark.

The U.S. dollar was somewhat volatile during the fiscal year, but strengthened late in the fiscal year against developed market currencies. The Fund ended the fiscal year with 98.7% U.S. dollar exposure, which enhanced relative performance to peers.

We continue to seek opportunities to reduce volatility in the Fund. In addition, we maintained our longstanding low-duration strategy to gain a higher degree of certainty about companies in which we invest.

Slower growth in the outlook

We expect most major economies to grow at a slower pace for the remainder of 2019. Global manufacturing and service sector businesses report weaker conditions today than in recent times.

The U.S. budget deficit is expected to rise to $1.0 trillion (4.7% of GDP) in 2019 from structural forces that have deteriorated by a much greater amount than the offsetting cyclical improvement.

We believe that trade war rhetoric and complicated political concerns like the ongoing Brexit saga, European auto tariffs and the 2020 U.S. presidential election are likely to mean that global interest rates and credit markets will continue to be volatile in the near term. We believe trade will continue to be a risk factor going forward. There is the potential for more tariffs, followed by retaliatory actions that might impact company capital investment plans. A negative feedback loop could further affect markets and ultimately consumer and business confidence.

In our view, fundamentals in the credit markets remain stretched, with balance sheets still levered. Softer global growth is concerning and leads us to be cautious on the outlook for credit spreads. We think technical factors in credit may be supported with investors’ expectations that the ECB will resume corporate bond purchases.

Given our expectation for modest widening of spreads during the last quarter of 2019 and first half of 2020, we believe our conservative positioning relative to the benchmark is appropriate. We will seek to be opportunistic about our credit selection and overall positioning to take advantage of perceived opportunities and dislocations as they present themselves.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Although asset allocation among different sleeves and asset categories generally tends to limit risk and exposure to any one sleeve, the risk remains that the allocation of assets may skew toward a sleeve that performs poorly relative to the Fund’s other sleeves, or to the market as a whole, which would result in the Fund performing poorly.

2019	ANNUAL REPORT	27

While Ivy Investment Management Company (IICO) monitors the investments of Apollo Credit Management (Apollo) in addition to the overall management of the Fund, including rebalancing the Fund’s target allocations, IICO and Apollo make investment decisions for their investment sleeves independently from one another. It is possible that the investment styles used by IICO or Apollo will not always complement each other, which could adversely affect the performance of the Fund. As a result, the Fund’s aggregate exposure to a particular industry or group of industries, or to a single issuer, could unintentionally be larger or smaller than intended.

Investment risks associated with investing in real estate securities, in addition to other risks, include rental income fluctuation, depreciation, property tax value changes and differences in real estate market values.

International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These risks are magnified in emerging markets.

Fixed income securities are subject to interest rate risk and, as such, the NAV of the Fund may fall as interest rates rise.

Investing in below investment grade securities may carry a greater risk of nonpayment of interest or principal than higher-rated bonds.

Loans (including loan assignments, loan participations and other loan instruments) carry other risks, including the risk of insolvency of the lending bank or other intermediary. Loans may be unsecured or not fully collateralized may be subject to restrictions on resale and sometimes trade infrequently on the secondary market.

These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the Fund’s portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The indexes noted are unmanaged, include reinvested dividends and do not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy Apollo Strategic Income Fund.

28	ANNUAL REPORT	2019

PORTFOLIO HIGHLIGHTS	IVY APOLLO STRATEGIC INCOME FUND

ALL DATA IS AS OF SEPTEMBER 30, 2019 (UNAUDITED)

Asset Allocation

Stocks	1.3%
Financials	0.7%
Energy	0.3%
Consumer Discretionary	0.3%
Health Care	0.0%
Consumer Staples	0.0%
Warrants	0.0%
Bonds	90.9%
Corporate Debt Securities	57.5%
Loans	14.5%
United States Government and Government Agency Obligations	8.0%
Other Government Securities	7.5%
Asset-Backed Securities	2.2%
Mortgage-Backed Securities	1.2%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	7.8%

Country Weightings

North America	57.5%
United States	51.3%
Mexico	3.3%
Other North America	2.9%
Europe	14.5%
Luxembourg	3.4%
Other Europe	11.1%
Pacific Basin	7.2%
South America	6.1%
Bahamas/Caribbean	3.7%
Other	2.2%
Middle East	0.5%
Africa	0.5%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	7.8%

Quality Weightings

Investment Grade	39.3%
AAA	6.1%
AA	4.2%
A	8.2%
BBB	20.8%
Non-Investment Grade	51.6%
BB	13.3%
B	24.6%
CCC	10.5%
Below CCC	0.4%
Non-rated	2.8%
Cash and Other Assets (Net of Liabilities), Cash Equivalents+ and Equities	9.1%

Our preference is to always use ratings obtained from Standard & Poor’s, Moody’s, and Fitch. It is each Portfolio’s general policy to classify such security at the lower rating level if only two ratings are available. If more than two ratings are available and a median exists, the median is used. If more than two ratings exist without a median, the lower of the two middle ratings is used. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2019	ANNUAL REPORT	29

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY APOLLO STRATEGIC INCOME FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class C	Class I	Class N	Class Y
1-year period ended 9-30-19	-0.94%	4.21%	5.43%	5.43%	5.13%
5-year period ended 9-30-19	—	—	—	—	—
10-year period ended 9-30-19	—	—	—	—	—
Since Inception of Class through 9-30-19(4)	2.56%	3.33%	4.42%	4.45%	4.13%

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A Shares carry a maximum front-end sales load of 5.75%. Class C shares carry a maximum contingent deferred sales charge (CDSC) of 1% (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)

10-1-15 for Class A shares, 10-1-15 for Class C shares, 10-1-15 for Class I shares, 10-1-15 for Class N shares and 10-1-15 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

30	ANNUAL REPORT	2019

SCHEDULE OF INVESTMENTS	IVY APOLLO STRATEGIC INCOME FUND (in thousands)

SEPTEMBER 30, 2019

COMMON STOCKS	Shares	Value
Canada

Energy – 0.0%
Bellatrix Exploration Ltd. (A)	98	$29

Health Care – 0.0%
Advanz Pharma Corp. (A)	7	85

Total Canada – 0.0%		114
Hong Kong

Consumer Discretionary – 0.2%
Studio City International Holdings Ltd. (A)	46	931

Total Hong Kong – 0.2%		931
United States

Consumer Discretionary – 0.1%
Laureate Education, Inc., Class A (A)	20	327
True Religion Apparel, Inc. (A)(B)	1	—

		327

Energy – 0.0%
Westmoreland Coal Co. (A)	7	91

Total United States – 0.1%		418

TOTAL COMMON STOCKS – 0.3%		$1,463
(Cost: $1,209)

INVESTMENT FUNDS
United States – 0.7%
iShares iBoxx $ High Yield Corporate Bond ETF	39	3,360

TOTAL INVESTMENT FUNDS – 0.7%		$3,360
(Cost: $3,282)

PREFERRED STOCKS
United States

Consumer Staples – 0.0%
Pinnacle Agriculture Enterprises LLC (A)(B)(C)	389	16

Energy – 0.3%
Targa Resources Corp., 9.500% (A)(C)	1	1,570

Total United States – 0.3%		1,586

TOTAL PREFERRED STOCKS – 0.3%		$1,586
(Cost: $1,801)

WARRANTS
United States – 0.0%
Ultra Resources, Inc., expires 7–14–25, Expires 7–14–25 (B)(D)	4	—	*

TOTAL WARRANTS – 0.0%		$—	*
(Cost: $1)

ASSET-BACKED SECURITIES	Principal	Value
Cayman Islands – 1.1%
Dewolf Park CLO Ltd., Series 2017-1A, Class E (3-Month U.S. LIBOR plus 620 bps)
8.503%, 10–15–30 (E)(F)	$500	$476
Dryden Senior Loan Fund, Series 2018-71A, Class D (3-Month U.S. LIBOR plus 390 bps)
6.203%, 1–15–29 (E)(F)	500	499
Northwoods Capital XI-B Ltd. and Northwoods Capital XI-B LLC, Series 2018-14BA, Class D (3-Month U.S. LIBOR plus 340 bps)
5.576%, 11–13–31 (E)(F)	800	755
Octagon Investment Partners 40 Ltd., Series 2019-1A, Class E (3-Month U.S. LIBOR plus 646 bps)
9.086%, 4–20–31 (E)(F)	1,000	940
OZLM Ltd., Series 2014-9A, Class DRR (3-Month U.S. LIBOR plus 612 bps)
8.398%, 10–20–31 (E)(F)	500	448
Race Point CLO Ltd., Series 2013-8A, Class DR (3-Month U.S. LIBOR plus 380 bps)
5.936%, 2–20–30 (E)(F)	500	495
TIAA Churchill Middle Market CLO I Ltd., Series 2016-1A, Class DR (3-Month U.S. LIBOR plus 390 bps)
6.178%, 10–20–30 (E)(F)	250	242
Trestles CLO Ltd., Series 2017-1A, Class D (3-Month U.S. LIBOR plus 668 bps)
8.956%, 7–25–29 (E)(F)	1,000	977
Venture CDO Ltd., Series 17-26A, Class D (3-Month U.S. LIBOR plus 425 bps)
6.528%, 1–20–29 (E)(F)	500	499

		5,331

United States – 1.1%
Adams Mill CLO Ltd., Series 2014-1A, Class D1 (3-Month U.S. LIBOR plus 350 bps)
5.803%, 7–15–26 (E)(F)	400	399
Anchorage Credit Funding Ltd., Series 2015-2A, Class D
7.300%, 1–25–31 (E)	400	400
Antares CLO 2017-1A Ltd. (3-Month U.S. LIBOR plus 775 bps)
10.028%, 7–20–28 (F)	1,350	1,305
Fortress Credit BSL Ltd., Series 2018-1A, Class ER (3-Month U.S. LIBOR plus 645 bps)
8.709%, 7–23–31 (E)(F)	750	689
Golub Capital Partners CLO Ltd., Series 2013-17A, Class CR (3-Month U.S. LIBOR plus 350 bps)
5.776%, 10–25–30 (E)(F)	1,000	927
Trinitas CLO Ltd., Ser 2019-11A, Class D (3-Month U.S. LIBOR plus 422 bps)
6.500%, 7–15–32 (E)(F)	1,000	995

ASSET-BACKED SECURITIES (Continued)	Principal	Value
United States (Continued)
Trinitas CLO Ltd., Series 2018-8A, Class E (3-Month U.S. LIBOR plus 590 bps)
8.178%, 7–20–31 (E)(F)	$750	$660

		5,375

TOTAL ASSET-BACKED SECURITIES – 2.2%		$10,706
(Cost: $10,973)

CORPORATE DEBT SECURITIES
Argentina

Energy – 0.2%
Pampa Energia S.A.
7.500%, 1–24–27 (E)(G)	1,200	906

Industrials – 0.1%
Aeropuertos Argentina 2000 S.A.
6.875%, 2–1–27 (E)	586	539

Total Argentina – 0.3%		1,445
Australia

Financials – 0.3%
Australia and New Zealand Banking Group Ltd.
4.500%, 3–19–24 (E)	1,500	1,600

Utilities – 0.3%
Ausgrid Finance Pty Ltd.
3.850%, 5–1–23 (E)	1,400	1,459

Total Australia – 0.6%		3,059
Austria

Consumer Staples – 0.4%
JBS Investments II GmbH (GTD by JBS S.A.):
7.000%, 1–15–26 (E)	1,500	1,618
7.000%, 1–15–26 (G)	400	432

		2,050

Financials – 0.1%
Vienna Insurance Group AG
5.500%, 10–9–43 (H)	EUR100	128

Materials – 0.4%
Bahia Sul Holdings GmbH
5.750%, 7–14–26 (E)	$2,000	2,210

Total Austria – 0.9%		4,388
Bermuda

Consumer Staples – 0.2%
Bacardi Ltd.
4.450%, 5–15–25 (E)	1,100	1,176

Total Bermuda – 0.2%		1,176

2019	ANNUAL REPORT	31

SCHEDULE OF INVESTMENTS	IVY APOLLO STRATEGIC INCOME FUND (in thousands)

SEPTEMBER 30, 2019

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Brazil

Communication Services – 0.0%
Globo Comunicacoes e Participacoes S.A.
4.843%, 6–8–25	$200	$207

Industrials – 0.4%
Cosan Ltd.
5.500%, 9–20–29 (E)	1,750	1,797

Materials – 0.6%
Fibria Overseas Finance Ltd.
4.000%, 1–14–25	850	863
Nexa Resources S.A.
5.375%, 5–4–27	200	212
Suzano Austria GmbH
6.000%, 1–15–29	400	435
Unigel Luxembourg S.A.
8.750%, 10–1–26 (E)	650	649
Vale Overseas Ltd.
6.250%, 8–10–26	1,025	1,181

		3,340

Utilities – 0.2%
Aegea Finance S.a.r.l.
5.750%, 10–10–24 (E)	1,000	1,039

Total Brazil – 1.2%		6,383
British Virgin Islands

Materials – 0.0%
Gold Fields Orogen Holding Ltd.
6.125%, 5–15–29 (E)	200	223

Total British Virgin Islands – 0.0%		223
Canada

Communication Services – 0.1%
Quebecor Media, Inc.
5.750%, 1–15–23	255	277

Consumer Discretionary – 0.1%
Gateway Casinos & Entertainment Ltd.
8.250%, 3–1–24 (E)	562	583
Panther BF Aggregator 2 L.P.
6.250%, 5–15–26 (E)	119	125

		708

Energy – 0.8%
Seven Generations Energy Ltd.:
6.750%, 5–1–23 (E)	1,257	1,270
5.375%, 9–30–25 (E)	480	475
TransCanada PipeLines Ltd.:
3.800%, 10–1–20	1,000	1,016
4.250%, 5–15–28	900	995

		3,756

Financials – 0.4%
Royal Bank of Canada:
3.700%, 10–5–23	750	793

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Financials (Continued)
4.650%, 1–27–26	$550	$608
Tervita Escrow Corp.
7.625%, 12–1–21 (E)	244	248

		1,649

Health Care – 0.0%
Advanz Pharma Corp.
8.000%, 9–6–24	81	79

Industrials – 0.3%
GFL Environmental, Inc.:
5.625%, 5–1–22 (E)	155	159
5.375%, 3–1–23 (E)	539	546
7.000%, 6–1–26 (E)	730	768
8.500%, 5–1–27 (E)	168	186

		1,659

Information Technology – 0.4%
Kronos Acquisition Holdings, Inc.
9.000%, 8–15–23 (E)	1,909	1,685
Open Text Corp.
5.625%, 1–15–23 (E)	531	544

		2,229

Materials – 0.4%
First Quantum Minerals Ltd.:
7.250%, 5–15–22 (E)(G)	600	594
6.500%, 3–1–24 (E)	650	620
HudBay Minerals, Inc.:
7.250%, 1–15–23 (E)	68	70
7.625%, 1–15–25 (E)	102	103
NOVA Chemicals Corp.:
4.875%, 6–1–24 (E)	661	679
5.250%, 6–1–27 (E)	265	276

		2,342

Total Canada – 2.5%		12,699
Cayman Islands

Communication Services – 0.4%
CK Hutchison International (16) Ltd.
1.875%, 10–3–21 (E)	2,000	1,978

Financials – 0.2%
Banco do Brasil S.A.
6.000%, 1–22–20 (E)	1,000	1,009

Industrials – 0.8%
Guanay Finance Ltd.
6.000%, 12–15–20	786	794
LATAM Finance Ltd.:
6.875%, 4–11–24 (E)	1,000	1,049
7.000%, 3–1–26 (E)	1,900	2,025
Lima Metro Line 2 Finance Ltd.
4.350%, 4–5–36 (E)	200	213

		4,081

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Materials – 0.1%
Braskem Finance Ltd. (GTD by Braskem S.A.)
5.750%, 4–15–21 (E)	$600	$621

Total Cayman Islands – 1.5%		7,689
Chile

Financials – 0.3%
Banco Santander Chile
2.500%, 12–15–20 (E)	1,250	1,252

Utilities – 0.2%
Enel Chile S.A.
4.875%, 6–12–28	840	944

Total Chile – 0.5%		2,196
China

Communication Services – 0.4%
Tencent Holdings Ltd.
2.985%, 1–19–23 (E)	1,000	1,016
Weibo Corp.
3.500%, 7–5–24	900	914

		1,930

Consumer Discretionary – 0.5%
Alibaba Group Holding Ltd.:
2.800%, 6–6–23	900	913
3.400%, 12–6–27	1,500	1,558

		2,471

Energy – 0.2%
Sinopec Group Overseas Development (2018) Ltd.
4.125%, 9–12–25 (E)	800	863

Real Estate – 0.1%
Country Garden Holdings Co. Ltd.
7.125%, 1–27–22	400	423

Total China – 1.2%		5,687
Columbia

Financials – 0.3%
Banco de Bogota S.A.
5.375%, 2–19–23 (E)	1,300	1,384

Utilities – 0.4%
Empresas Publicas de Medellin E.S.P.
4.250%, 7–18–29 (E)	1,900	1,998

Total Columbia – 0.7%		3,382
Denmark

Financials – 0.3%
Danske Bank A.S.:
5.000%, 1–12–22 (E)	700	736
2.700%, 3–2–22 (E)	800	803

		1,539

Total Denmark – 0.3%		1,539

32	ANNUAL REPORT	2019

SCHEDULE OF INVESTMENTS	IVY APOLLO STRATEGIC INCOME FUND (in thousands)

SEPTEMBER 30, 2019

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
France

Communication Services – 0.6%
Altice France S.A.:
7.375%, 5–1–26 (E)		$1,194	$1,281
8.125%, 2–1–27 (E)		1,300	1,435
3.375%, 1–15–28 (E)(H)	EUR	100	111

			2,827

Consumer Discretionary – 0.1%
Klesia Prevoyance
5.375%, 12–8–26 (H)		300	345

Consumer Staples – 0.5%
Danone S.A.
3.000%, 6–15–22 (E)		$900	918
Pernod Ricard S.A.
4.450%, 1–15–22 (E)		1,500	1,574

			2,492

Financials – 0.5%
BNP Paribas S.A.
7.625%, 12–29–49 (E)		1,800	1,897
Humanis Prevoyance
5.750%, 10–22–25 (H)	EUR	300	351
La Mondiale SAM
6.750%, 4–25–44 (H)		100	132

			2,380

Total France – 1.7%			8,044
Hong Kong

Financials – 0.1%
Bangkok Bank Public Co. Ltd.
4.050%, 3–19–24 (E)		$600	639

Real Estate – 0.1%
Shimao Property Holdings Ltd.
6.375%, 10–15–21		400	419

Total Hong Kong – 0.2%			1,058
India

Industrials – 0.0%
Adani Ports and Special Economic Zone Ltd.
4.375%, 7–3–29 (E)		200	209

Materials – 0.2%
Vedanta Resources plc
6.375%, 7–30–22 (E)		900	883

Utilities – 0.3%
Adani Green Energy (UP) Ltd., Parampujya Solar Energy Private Ltd. and Prayatna Developers Private Ltd.
6.250%, 12–10–24 (E)		900	940
Greenko Mauritius Ltd.
6.250%, 2–21–23 (E)		650	659

			1,599

Total India – 0.5%			2,691

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Indonesia

Energy – 0.1%
PT Pertamina (Persero)
5.625%, 5–20–43	$400	$465

Utilities – 0.2%
Perusahaan Listrik Negara
5.450%, 5–21–28 (E)	700	806

Total Indonesia – 0.3%		1,271
Ireland

Materials – 0.1%
Chelyabinsk Pipe Plant PJSC
4.500%, 9–19–24 (E)	200	201

Real Estate – 0.1%
Avolon Holdings Funding Ltd.
5.250%, 5–15–24 (E)	273	292

Total Ireland – 0.2%		493
Isle Of Man

Consumer Discretionary – 0.4%
GOHL Capital Ltd.
4.250%, 1–24–27	2,000	2,090

Total Isle Of Man – 0.4%		2,090
Israel

Utilities – 0.0%
Israel Electric Corp. Ltd.
5.000%, 11–12–24	200	220

Total Israel – 0.0%		220
Jamaica

Communication Services – 0.1%
Digicel Group Ltd.:
6.000%, 4–15–21 (E)	447	315
8.250%, 9–30–22 (E)	195	40
8.250%, 12–30–22 (E)	606	358
Digicel Group Ltd. (7.125% Cash or 2.000% PIK)
9.125%, 4–1–24 (E)(I)	597	57
Digicel Ltd.
6.750%, 3–1–23 (E)	400	190

		960

Total Jamaica – 0.1%		960
Japan

Financials – 0.7%
Mitsubishi UFJ Financial Group, Inc.
3.287%, 7–25–27	600	627
Mizuho Financial Group, Inc.
3.170%, 9–11–27	600	623
Sumitomo Mitsui Financial Group, Inc.:
3.748%, 7–19–23	1,240	1,304

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Financials (Continued)
3.936%, 10–16–23		$900	$956

			3,510

Total Japan – 0.7%			3,510
Luxembourg

Communication Services – 1.5%
Altice Financing S.A.:
6.625%, 2–15–23 (E)		263	270
7.500%, 5–15–26 (E)		1,672	1,776
Altice Luxembourg S.A.
10.500%, 5–15–27 (E)		1,997	2,251
Altice S.A.:
7.750%, 5–15–22 (E)		556	568
7.625%, 2–15–25 (E)		1,231	1,283
Intelsat Jackson Holdings S.A.
9.500%, 9–30–22 (E)		814	944
Millicom International Cellular S.A.
6.250%, 3–25–29 (E)		200	218

			7,310

Consumer Discretionary – 0.1%
Nielsen Co. (Luxembourg) S.a.r.l. (The)
5.500%, 10–1–21 (E)		500	502

Consumer Staples – 0.2%
Minerva Luxembourg S.A.
5.875%, 1–19–28 (E)		1,200	1,203

Energy – 0.2%
Gazprom OAO Via Gaz Capital S.A.
7.288%, 8–16–37		200	265
Offshore Drilling Holding S.A.
8.375%, 9–20–20 (E)(J)		1,600	492

			757

Financials – 0.0%
ALROSA Finance S.A.
4.650%, 4–9–24 (E)		200	209
Cosan Luxembourg S.A.
7.000%, 1–20–27 (E)(G)		200	218
Rede D’Or Finance S.a.r.l.
4.950%, 1–17–28		200	201

			628

Industrials – 0.7%
Ingersoll-Rand Luxembourg Finance S.A.
2.625%, 5–1–20		1,500	1,503
Rumo Luxembourg S.a.r.l.
7.375%, 2–9–24 (E)(G)		1,750	1,883
Swissport Financing S.a.r.l.
5.250%, 8–15–24 (E)(H)	EUR	150	170

			3,556

Information Technology – 0.3%
Atento Luxco 1 S.A.
6.125%, 8–10–22 (E)		$1,525	1,546

2019	ANNUAL REPORT	33

SCHEDULE OF INVESTMENTS	IVY APOLLO STRATEGIC INCOME FUND (in thousands)

SEPTEMBER 30, 2019

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Materials – 0.2%
ARD Finance S.A. (7.125% Cash or 7.875% PIK)
7.125%, 9–15–23 (I)		$200	$206
ARD Securities Finance S.a.r.l. (8.750% Cash or 8.750% PIK)
8.750%, 1–31–23 (E)(G)(I)		456	472
Monitchem Holdco 3 S.A.
5.250%, 3–15–25 (E)(H)	EUR	100	109

			787

Total Luxembourg – 3.2%			16,289
Macau

Consumer Discretionary – 0.2%
Sands China Ltd.
5.125%, 8–8–25		$600	659
Wynn Macau Ltd.:
4.875%, 10–1–24 (E)		200	199
5.500%, 10–1–27 (E)		446	452

			1,310

Total Macau – 0.2%			1,310
Mauritius

Communication Services – 0.0%
MTN (Mauritius) Investments Ltd.
4.755%, 11–11–24		200	202

Industrials – 0.1%
HTA Group Ltd.
9.125%, 3–8–22 (E)		600	624

Total Mauritius – 0.1%			826
Mexico

Communication Services – 0.1%
Axtel S.A.B. de C.V.
6.375%, 11–14–24 (E)		650	669

Consumer Discretionary – 0.0%
Nemak S.A.B. de C.V.
4.750%, 1–23–25		200	203

Consumer Staples – 0.5%
Grupo Bimbo S.A.B. de C.V.:
4.875%, 6–30–20 (E)		350	356
4.500%, 1–25–22 (E)		1,250	1,299
Kimberly-Clark de Mexico
3.800%, 4–8–24 (E)		1,000	1,000

			2,655

Energy – 0.4%
Petroleos Mexicanos:
3.500%, 1–30–23		600	598
6.490%, 1–23–27 (E)(G)		1,419	1,479

			2,077

Financials – 0.7%
Banco Santander (Mexico) S.A.
5.950%, 10–1–28 (E)		350	375

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Financials (Continued)
Banco Santander S.A.
4.125%, 11–9–22 (E)		$2,350	$2,435
Nacional Financiera SNC
3.375%, 11–5–20 (E)		750	755
Trust F/1401
6.390%, 1–15–50 (E)		200	213

			3,778

Industrials – 0.3%
Alfa S.A.B. de C.V.
5.250%, 3–25–24 (E)		1,400	1,509

Materials – 0.8%
CEMEX S.A.B. de C.V.:
5.700%, 1–11–25		200	206
7.750%, 4–16–26 (E)		550	596
Elementia S.A.B. de C.V.
5.500%, 1–15–25 (E)		1,000	970
Grupo Cementos de Chihuahua S.A.B. de C.V.
5.250%, 6–23–24 (E)		2,146	2,221
Industrias Penoles S.A.B. de C.V.
5.650%, 9–12–49 (E)		200	207

			4,200

Real Estate – 0.0%
Fibra Uno Administracion S.A. de C.V.
5.250%, 1–30–26		200	213

Total Mexico – 2.8%			15,304
Netherlands

Communication Services – 0.5%
Myriad International Holdings B.V.
6.000%, 7–18–20 (E)		350	359
VTR Finance B.V.
6.875%, 1–15–24 (E)		1,973	2,030

			2,389

Consumer Staples – 0.2%
MARB BondCo plc (GTD by Marfrig Global Foods S.A., Marfrig Overseas Ltd. and Marfrig Holdings (Europe) B.V.)
7.000%, 3–15–24 (E)		650	678
Marfrig Holdings (Europe) B.V.
8.000%, 6–8–23 (E)		650	675

			1,353

Energy – 0.1%
Minejesa Capital B.V.
4.625%, 8–10–30		200	206
Petrobras Global Finance B.V. (GTD by Petroleo Brasileiro S.A.)
5.999%, 1–27–28		400	445

			651

Financials – 0.6%
Aegon N.V.
4.000%, 4–25–44 (H)	EUR	200	240

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Financials (Continued)
ASR Nederland N.V.
5.125%, 9–29–45 (H)	EUR	100	$130
Cooperatieve Rabobank U.A.
3.875%, 2–8–22		$625	652
Enel Finance International N.V.
4.625%, 9–14–25 (E)		1,450	1,584
Syngenta Finance N.V.
5.182%, 4–24–28 (E)		725	771

			3,377

Health Care – 0.3%
Teva Pharmaceutical Finance Netherlands III B.V. (GTD by Teva Pharmaceutical Industries Ltd.):
2.800%, 7–21–23		600	485
6.750%, 3–1–28 (G)		600	492
4.100%, 10–1–46		800	502

			1,479

Materials – 0.7%
Braskem Netherlands B.V.
4.500%, 1–10–28 (E)		500	501
Constellium N.V.:
5.750%, 5–15–24 (E)		1,000	1,027
6.625%, 3–1–25 (E)		1,081	1,127
5.875%, 2–15–26 (E)		449	468

			3,123

Total Netherlands – 2.4%			12,372
Nigeria

Financials – 0.2%
Africa Finance Corp.
4.375%, 4–17–26 (E)		900	950

Total Nigeria – 0.2%			950
Norway

Energy – 0.5%
Aker BP ASA:
6.000%, 7–1–22 (E)		1,500	1,549
4.750%, 6–15–24 (E)		900	940

			2,489

Total Norway – 0.5%			2,489
Panama

Financials – 0.3%
Banco de Credito del Peru
2.250%, 10–25–19 (E)		500	500
Banco Latinoamericano de Comercio Exterior S.A.
3.250%, 5–7–20 (E)		1,000	1,003

			1,503

Total Panama – 0.3%			1,503
Peru

Financials – 0.5%
Banco de Credito del Peru
4.250%, 4–1–23 (E)		550	579

34	ANNUAL REPORT	2019

SCHEDULE OF INVESTMENTS	IVY APOLLO STRATEGIC INCOME FUND (in thousands)

SEPTEMBER 30, 2019

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Financials (Continued)
Banco Internacional del Peru S.A.
3.250%, 10–4–26 (E)		$1,500	$1,498
Corporacion Financiera de Desarrolla S.A.
4.750%, 2–8–22 (E)		550	574

			2,651

Materials – 0.2%
Union Andina de Cementos S.A.
5.875%, 10–30–21 (E)		750	759

Utilities – 0.2%
Fenix Power Peru S.A.
4.317%, 9–20–27 (G)		747	748

Total Peru – 0.9%			4,158
Qatar

Energy – 0.0%
Ras Laffan Liquefied Natural Gas Co. Ltd. II
5.298%, 9–30–20 (E)		256	259

Total Qatar – 0.0%			259
Saint Lucia

Communication Services – 0.3%
Digicel International Finance Ltd.
8.750%, 5–25–24 (E)(G)		1,447	1,375

Total Saint Lucia – 0.3%			1,375
South Korea

Communication Services – 0.1%
SK Telecom Co. Ltd.
3.750%, 4–16–23 (E)		500	522

Financials – 0.5%
Hyundai Capital Services, Inc.
3.750%, 3–5–23 (E)		1,200	1,240
Kookmin Bank
2.125%, 10–21–20 (E)		750	748
Woori Bank
2.625%, 7–20–21 (E)		750	752

			2,740

Total South Korea – 0.6%			3,262
Spain

Consumer Discretionary – 0.0%
Tasty Bondco 1 S.A.
6.250%, 5–15–26 (E)(H)	EUR	180	206

Financials – 0.4%
Banco Santander S.A.
2.706%, 6–27–24		$2,000	2,022
Mapfre S.A.
4.375%, 3–31–47 (H)	EUR	100	125

			2,147

Total Spain – 0.4%			2,353

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Switzerland

Financials – 0.2%
Credit Suisse Group AG
4.282%, 1–9–28 (E)		$700	$753

Total Switzerland – 0.2%			753
Turkey

Consumer Discretionary – 0.0%
Turkiye Sise ve Cam Fabrikalari A.S.
6.950%, 3–14–26 (E)		200	205

Energy – 0.0%
Turkiye Petrol Rafinerileri A.S.
4.500%, 10–18–24		200	190

Industrials – 0.3%
Koc Holding A.S.:
5.250%, 3–15–23		200	201
6.500%, 3–11–25 (E)		1,200	1,227

			1,428

Total Turkey – 0.3%			1,823
United Arab Emirates

Energy – 0.3%
Abu Dhabi National Energy Co.
4.375%, 4–23–25 (E)		1,400	1,498

Financials – 0.5%
DAE Funding LLC:
5.750%, 11–15–23 (E)		540	567
5.000%, 8–1–24 (E)		250	261
ICICI Bank Ltd.
4.000%, 3–18–26 (E)		1,200	1,252

			2,080

Industrials – 0.2%
DP World Ltd.
6.850%, 7–2–37		200	264
DP World plc
6.850%, 7–2–37 (E)		200	263

			527

Total United Arab Emirates – 1.0%			4,105
United Kingdom

Consumer Staples – 0.4%
Imperial Tobacco Finance plc
3.750%, 7–21–22 (E)		1,500	1,544
MARB BondCo plc (GTD by Marfrig Global Foods S.A., Marfrig Overseas Ltd. and Marfrig Holdings (Europe) B.V.)
6.875%, 1–19–25		200	209

			1,753

Energy – 0.2%
EG Global Finance plc
4.375%, 2–7–25 (E)(H)	EUR	186	197

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Energy (Continued)
KCA Deutag UK Finance plc
7.250%, 5–15–21 (E)	$1,000	$627
Valaris plc
7.750%, 2–1–26 (G)	480	257

		1,081

Financials – 1.1%
ANZ New Zealand International Ltd.
3.450%, 1–21–28 (E)	500	531
Barclays plc
4.337%, 1–10–28	700	736
HSBC Holdings plc
4.583%, 6–19–29	800	887
Royal Bank of Scotland Group plc (The)
6.000%, 12–19–23	900	989
State Bank of India
4.375%, 1–24–24 (E)	2,500	2,644

		5,787

Total United Kingdom – 1.7%		8,621
United States

Communication Services – 4.1%
Altice U.S. Finance I Corp.:
5.375%, 7–15–23 (E)	484	497
5.500%, 5–15–26 (E)	600	631
CCO Holdings LLC and CCO Holdings Capital Corp.:
5.500%, 5–1–26 (E)	1,700	1,780
5.000%, 2–1–28 (E)	909	940
Clear Channel Outdoor Holdings, Inc.
5.125%, 8–15–27 (E)	996	1,038
Clear Channel Worldwide Holdings, Inc.
9.250%, 2–15–24 (E)	706	776
Consolidated Communications Finance II Co.
6.500%, 10–1–22 (G)	164	152
CSC Holdings LLC:
5.375%, 2–1–28 (E)	960	1,012
5.750%, 1–15–30 (E)	248	259
DISH DBS Corp.:
5.875%, 7–15–22	1,000	1,040
5.875%, 11–15–24	379	376
7.750%, 7–1–26	620	632
Frontier Communications Corp.:
7.125%, 1–15–23	81	36
7.625%, 4–15–24	103	45
6.875%, 1–15–25	1,122	496
11.000%, 9–15–25 (G)	1,796	812
8.500%, 4–1–26 (E)	2,097	2,097
8.000%, 4–1–27 (E)	2,643	2,787
9.000%, 8–15–31	72	32
GCI, Inc.
6.875%, 4–15–25	1,075	1,132
MDC Partners, Inc.
6.500%, 5–1–24 (E)	908	827
Neptune Finco Corp.
6.625%, 10–15–25 (E)	225	241

2019	ANNUAL REPORT	35

SCHEDULE OF INVESTMENTS	IVY APOLLO STRATEGIC INCOME FUND (in thousands)

SEPTEMBER 30, 2019

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Communication Services (Continued)
Nexstar Escrow Corp.
5.625%, 8–1–24 (E)	$159	$165
West Corp.
8.500%, 10–15–25 (E)	2,969	2,386

		20,189

Consumer Discretionary – 3.4%
Allison Transmission, Inc.
5.000%, 10–1–24 (E)	178	182
Boyne USA, Inc.
7.250%, 5–1–25 (E)	476	519
Carvana Co.
8.875%, 10–1–23 (E)	750	772
Cedar Fair L.P., Magnum Management Corp., Canada’s Wonderland Co. and Millennium Operations LLC
5.375%, 4–15–27	405	433
Cumberland Farms, Inc.
6.750%, 5–1–25 (E)	357	382
Everi Payments, Inc.
7.500%, 12–15–25 (E)	851	897
Golden Nugget, Inc.
6.750%, 10–15–24 (E)	1,042	1,068
K Hovnanian Enterprises, Inc.
10.000%, 7–15–22 (E)	989	821
Laureate Education, Inc.
8.250%, 5–1–25 (E)	2,838	3,086
Lennar Corp.
4.125%, 1–15–22	233	238
Nielsen Finance LLC and Nielsen Finance Co.
5.000%, 4–15–22 (E)	172	172
Party City Holdings, Inc.
6.625%, 8–1–26 (E)(G)	368	364
Service Corp. International
5.125%, 6–1–29	341	364
Sonic Automotive, Inc.:
5.000%, 5–15–23	815	825
6.125%, 3–15–27	213	217
Staples, Inc.:
7.500%, 4–15–26 (E)	3,000	3,091
10.750%, 4–15–27 (E)	1,800	1,850
Tesla, Inc. (GTD by SolarCity Corp.)
5.300%, 8–15–25 (E)(G)	334	300
VOC Escrow Ltd.
5.000%, 2–15–28 (E)	89	92
Volkswagen Group of America, Inc.
4.250%, 11–13–23 (E)	1,300	1,385

		17,058

Consumer Staples – 3.8%
Anheuser-Busch InBev Worldwide, Inc. (GTD by AB INBEV/BBR/COB)
4.000%, 4–13–28	1,150	1,270
Bunge Ltd. Finance Corp.
3.500%, 11–24–20	3,795	3,836
First Quality Finance Co., Inc.
5.000%, 7–1–25 (E)	322	333
JBS USA LLC and JBS USA Finance, Inc.:
5.875%, 7–15–24 (E)	1,014	1,044

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Consumer Staples (Continued)
5.750%, 6–15–25 (E)	$1,017	$1,060
JBS USA Lux S.A. and JBS USA Finance, Inc.
6.750%, 2–15–28 (E)	1,079	1,195
JBS USA, JBS USA Food Co. and JBS USA Finance, Inc. (GTD by JBS S.A.):
6.500%, 4–15–29 (E)	270	300
5.500%, 1–15–30 (E)	373	395
Keurig Dr Pepper, Inc.
4.597%, 5–25–28	1,075	1,207
NBM U.S. Holdings, Inc.
7.000%, 5–14–26 (E)	200	210
Performance Food Group, Inc.:
5.500%, 6–1–24 (E)	618	631
5.500%, 10–15–27 (E)	87	91
Pilgrim’s Pride Corp.:
5.750%, 3–15–25 (E)	170	176
5.875%, 9–30–27 (E)	636	683
Post Holdings, Inc.:
5.500%, 3–1–25 (E)	146	153
5.000%, 8–15–26 (E)	289	300
5.750%, 3–1–27 (E)	1,185	1,256
Reynolds American, Inc.
4.450%, 6–12–25	1,000	1,067
Simmons Foods, Inc.:
7.750%, 1–15–24 (E)	314	340
5.750%, 11–1–24 (E)	2,098	2,045
U.S. Foods, Inc.
5.875%, 6–15–24 (E)	694	715

		18,307

Energy – 1.7%
Bellatrix Exploration Ltd.
8.500%, 9–11–23	228	232
Bellatrix Exploration Ltd. (3.000% Cash or 9.500% PIK)
9.500%, 12–15–23 (I)	249	253
Brazos Valley Longhorn LLC and Brazos Valley Longhorn Finance Corp.
6.875%, 2–1–25	119	102
Callon Petroleum Co. (GTD by Callon Petroleum Operating Co.):
6.125%, 10–1–24	200	197
6.375%, 7–1–26	246	240
Chesapeake Energy Corp.:
7.000%, 10–1–24 (G)	866	621
8.000%, 1–15–25 (G)	74	54
Comstock Escrow Corp.
9.750%, 8–15–26	2,082	1,738
Crownrock L.P.
5.625%, 10–15–25 (E)	1,441	1,450
Endeavor Energy Resources L.P.:
5.500%, 1–30–26 (E)	513	533
5.750%, 1–30–28 (E)	347	369
EP Energy LLC and Everest Acquisition Finance, Inc.:
9.375%, 5–1–24 (E)	235	7
8.000%, 2–15–25 (E)(K)	248	6
7.750%, 5–15–26 (E)	367	275

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Energy (Continued)
Extraction Oil & Gas, Inc.
5.625%, 2–1–26 (E)	$702	$430
Laredo Petroleum, Inc.
6.250%, 3–15–23 (G)	185	162
Moss Creek Resources Holdings, Inc.
7.500%, 1–15–26 (E)	981	722
Nine Energy Service, Inc.
8.750%, 11–1–23 (E)	375	304
QEP Resources, Inc.
5.625%, 3–1–26	309	266
Reliance Holding USA, Inc.
4.500%, 10–19–20 (E)	500	510
Sanchez Energy Corp.
7.250%, 2–15–23 (E)(G)(K)	122	88
SESI LLC
7.125%, 12–15–21	159	108
Ultra Resources, Inc. (9.000% Cash or 2.000% PIK)
11.000%, 7–12–24 (I)	188	26

		8,693

Financials – 6.7%
Amwins Group, Inc.
7.750%, 7–1–26 (E)	607	653
Bank of America Corp.
3.593%, 7–21–28	1,200	1,269
BBVA Bancomer S.A.:
6.500%, 3–10–21 (E)	265	276
5.350%, 11–12–29	200	199
5.875%, 9–13–34 (E)	1,300	1,292
BCPE Cycle Merger Sub II, Inc.
10.625%, 7–15–27 (E)	990	955
Citigroup, Inc.
3.520%, 10–27–28	1,250	1,309
Compass Group Diversified Holdings LLC
8.000%, 5–1–26 (E)	488	516
Cooperatieve Rabobank U.A.
3.125%, 4–26–21	1,000	1,017
CURO Group Holdings Corp.
8.250%, 9–1–25 (E)	564	492
Ford Motor Credit Co. LLC
3.096%, 5–4–23	1,300	1,276
Goldman Sachs Group, Inc. (The)
3.814%, 4–23–29	2,300	2,438
GTCR AP Finance, Inc.
8.000%, 5–15–27 (E)	1,119	1,150
HSBC USA, Inc.
2.750%, 8–7–20	1,000	1,006
Hub International Ltd.
7.000%, 5–1–26 (E)	918	944
Industrial and Commercial Bank of China Ltd.
2.957%, 11–8–22	750	755
JPMorgan Chase & Co.
3.540%, 5–1–28	1,750	1,843
MetLife, Inc.
10.750%, 8–1–39	530	853
MSCI, Inc.
5.250%, 11–15–24 (E)	67	69
National Australia Bank Ltd.
3.625%, 6–20–23	1,500	1,578

36	ANNUAL REPORT	2019

SCHEDULE OF INVESTMENTS	IVY APOLLO STRATEGIC INCOME FUND (in thousands)

SEPTEMBER 30, 2019

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Financials (Continued)
New Cotai LLC and New Cotai Capital Corp. (10.625% Cash or 10.625% PIK)
10.625%, 5–1–19 (E)(I)(K)	$3,519	$1,865
NFP Corp.
6.875%, 7–15–25 (E)	2,595	2,576
Provident Funding Associates L.P. and PFG Finance Corp.
6.375%, 6–15–25 (E)	656	638
Quicken Loans, Inc.
5.750%, 5–1–25 (E)	1,170	1,206
Rabobank Nederland
2.500%, 1–19–21	750	754
Refinitiv U.S. Holdings, Inc.:
6.250%, 5–15–26 (E)	494	530
8.250%, 11–15–26 (E)	1,135	1,253
TerraForm Global Operating LLC (GTD by TerraForm Global LLC)
6.125%, 3–1–26 (E)	1,150	1,182
TMX Finance LLC and TitleMax Finance Corp.
11.125%, 4–1–23 (E)	708	655
Wells Fargo & Co.
4.300%, 7–22–27	1,175	1,285
Wells Fargo & Co. (3–Month U.S. LIBOR plus 377 bps)
5.889%, 3–29–49 (F)	726	735

		32,569

Health Care – 3.2%
Avantor, Inc.
9.000%, 10–1–25 (E)	1,320	1,483
Bausch Health Cos., Inc.:
6.125%, 4–15–25 (E)	419	435
9.000%, 12–15–25 (E)	167	187
Bayer U.S. Finance II LLC
2.850%, 4–15–25 (E)	1,000	964
Eagle Holding Co. II LLC (7.750% Cash or 7.750% PIK)
7.750%, 5–15–22 (E)(I)	1,080	1,088
Envision Healthcare Corp.
8.750%, 10–15–26 (E)	498	304
Fresenius U.S. Finance II, Inc.:
4.250%, 2–1–21 (E)	600	613
4.500%, 1–15–23 (E)	2,500	2,619
Heartland Dental LLC
8.500%, 5–1–26 (E)	894	868
Hologic, Inc.
4.625%, 2–1–28 (E)	154	159
Par Pharmaceutical, Inc.
7.500%, 4–1–27 (E)	642	584
Regional Care Hospital Partners Holdings, Inc. and Legend Merger Sub, Inc.
9.750%, 12–1–26 (E)	2,036	2,178
Surgery Center Holdings, Inc.
10.000%, 4–15–27 (E)	1,074	1,090
Valeant Pharmaceuticals International, Inc.:
9.250%, 4–1–26 (E)	488	554
8.500%, 1–31–27 (E)	604	678

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Health Care (Continued)
Verscend Holding Corp.
9.750%, 8–15–26 (E)	$1,816	$1,934

		15,738

Industrials – 1.5%
Ahern Rentals, Inc.
7.375%, 5–15–23 (E)	770	655
Apex Tool Group LLC and BC Mountain Finance, Inc.
9.000%, 2–15–23 (E)	126	112
BAE Systems Holdings, Inc.
3.800%, 10–7–24 (E)	1,100	1,155
JELD–WEN, Inc.
4.875%, 12–15–27 (E)	132	131
Prime Security Services Borrower LLC and Prime Finance, Inc.
9.250%, 5–15–23 (E)	1,050	1,104
Standard Industries, Inc.
4.750%, 1–15–28 (E)	68	70
TransDigm UK Holdings plc
6.875%, 5–15–26	413	444
TransDigm, Inc. (GTD by TransDigm Group, Inc.):
6.500%, 7–15–24	1,372	1,415
6.500%, 5–15–25	215	223
6.250%, 3–15–26 (E)	933	1,002
6.375%, 6–15–26	287	302
7.500%, 3–15–27	474	515
United Rentals (North America), Inc. (GTD by United Rentals, Inc.)
5.875%, 9–15–26	151	161
Waste Pro USA, Inc.
5.500%, 2–15–26 (E)	94	97
XPO Logistics, Inc.
6.750%, 8–15–24 (E)	901	975

		8,361

Information Technology – 1.2%
Cardtronics, Inc. and Cardtronics USA, Inc.
5.500%, 5–1–25 (E)	158	160
Italics Merger Sub, Inc.
7.125%, 7–15–23 (E)	1,607	1,635
Itron, Inc.
5.000%, 1–15–26 (E)	56	58
j2 Cloud Services LLC and j2 Global, Inc.
6.000%, 7–15–25 (E)	270	285
NCR Corp.:
5.750%, 9–1–27 (E)	174	180
6.125%, 9–1–29 (E)	174	183
NCR Escrow Corp.
6.375%, 12–15–23	965	991
Orbcomm, Inc.
8.000%, 4–1–24 (E)(G)	867	893
Pioneer Holding Corp.
9.000%, 11–1–22 (E)	713	749
Riverbed Technology, Inc. and Project Homestake Merger Corp.
8.875%, 3–1–23 (E)(G)	1,133	612

		5,746

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Materials – 1.0%
American Greetings Corp.
8.750%, 4–15–25 (E)	$897	$816
Glencore Funding LLC
4.125%, 3–12–24 (E)	1,200	1,262
Greif, Inc.
6.500%, 3–1–27 (E)	608	645
Hillman Group, Inc. (The)
6.375%, 7–15–22 (E)	1,061	995
Kraton Polymers LLC and Kraton Polymers Capital Corp.
7.000%, 4–15–25 (E)	210	219
Novelis Corp. (GTD by Novelis, Inc.):
6.250%, 8–15–24 (E)	447	467
5.875%, 9–30–26 (E)	137	144
Pinnacle Operating Corp.
9.000%, 5–15–23 (E)	560	196
Reynolds Group Issuer, Inc., Reynolds Group Issuer LLC and Reynolds Group Issuer (Luxembourg) S.A.
5.125%, 7–15–23 (E)	67	69
Sasol Financing USA LLC (GTD by Sasol Ltd.)
6.500%, 9–27–28	200	221
TPC Group, Inc.
10.500%, 8–1–24 (E)	50	52
Valvoline Finco Two LLC
5.500%, 7–15–24	150	156

		5,242

Real Estate – 0.5%
Aircastle Ltd.
4.400%, 9–25–23	1,100	1,156
Crown Castle International Corp.
3.700%, 6–15–26	1,500	1,590

		2,746

Utilities – 0.5%
Clearway Energy Operating LLC
5.750%, 10–15–25 (E)	371	390
Great Plains Energy, Inc.
4.850%, 6–1–21	1,500	1,553
NRG Yield Operating LLC
5.000%, 9–15–26	384	393
Pattern Energy Group, Inc., Convertible
4.000%, 7–15–20	190	199

		2,535

Total United States – 27.6%		137,184
Venezuela

Financials – 0.7%
Corporacion Andina de Fomento:
3.250%, 2–11–22	1,600	1,629
4.375%, 6–15–22	1,500	1,579

		3,208

Total Venezuela – 0.7%		3,208

2019	ANNUAL REPORT	37

SCHEDULE OF INVESTMENTS	IVY APOLLO STRATEGIC INCOME FUND (in thousands)

SEPTEMBER 30, 2019

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Vietnam

Energy – 0.1%
Mong Duong Finance Holdings B.V.
5.125%, 5–7–29 (E)	$650	$663

Total Vietnam – 0.1%		663

TOTAL CORPORATE DEBT SECURITIES – 57.5%		$289,010
(Cost: $287,552)

MORTGAGE–BACKED SECURITIES
Cayman Islands – 0.2%
ALM Loan Funding VII R-2 Ltd., Series 2013-7R2A, Class DR2 (3-Month U.S. LIBOR plus 600 bps)
8.303%, 10–15–27 (E)(F)	1,000	946
Highbridge Loan Management Ltd., Series 2014-4A, Class DR (3-Month U.S. LIBOR plus 555 bps)
7.806%, 1–28–30 (E)(F)	250	227

		1,173

United States – 1.0%
Ashford Hospitality Trust, Series 2018-ASHF, Class F (1-Month U.S. LIBOR plus 410 bps)
6.128%, 4–15–35 (E)(F)	600	604
Atrium Hotel Portfolio Trust, Series 2017-ATRM, Class F (1-Month U.S. LIBOR plus 420 bps)
6.228%, 12–15–36 (E)(F)	400	402
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2014-FRR1, Class A–K10
4.286%, 11–27–49 (E)	2,089	2,086
PNMAC GMSR Issuer Trust, Series 2018-GT1 (1-Month U.S. LIBOR plus 285 bps)
4.868%, 2–25–23 (E)(F)	2,000	2,001

		5,093

TOTAL MORTGAGE–BACKED SECURITIES – 1.2%		$6,266
(Cost: $6,308)

OTHER GOVERNMENT SECURITIES (L)
Argentina – 0.5%
Republic of Argentina:
6.875%, 4–22–21	3,100	1,519
5.625%, 1–26–22	1,700	731

		2,250

OTHER GOVERNMENT SECURITIES (L) (Continued)	Principal		Value
Brazil – 0.5%
Federative Republic of Brazil
4.875%, 1–22–21		$2,500	$2,586

Bulgaria – 0.0%
Bulgaria Government Bond
3.125%, 3–26–35 (H)	EUR	100	142

Columbia – 0.7%
Republic of Colombia:
4.375%, 7–12–21		$1,300	1,346
2.625%, 3–15–23		1,100	1,104
4.500%, 3–15–29		800	889

			3,339

Indonesia – 1.9%
Republic of Indonesia:
3.750%, 4–25–22 (E)		6,000	6,186
2.950%, 1–11–23		3,300	3,341

			9,527

Mexico – 0.5%
United Mexican States:
3.625%, 3–15–22		1,550	1,600
4.150%, 3–28–27		1,000	1,059

			2,659

Panama – 0.2%
Republic of Panama
3.750%, 4–17–26		900	946

Poland – 1.3%
Republic of Poland
5.125%, 4–21–21		6,000	6,291

Qatar – 0.6%
Qatar Government Bond:
2.375%, 6–2–21 (E)		2,000	2,003
3.250%, 6–2–26 (E)		1,000	1,050

			3,053

Russia – 0.0%
Russia Government Bond
5.100%, 3–28–35 (E)		200	227

Saudi Arabia – 0.5%
Saudi Arabia Government Bond:
2.375%, 10–26–21 (E)		1,500	1,502
2.875%, 3–4–23 (E)		1,000	1,015

			2,517

Serbia – 0.0%
Republic of Serbia
1.500%, 6–26–29 (E)(H)	EUR	200	227

South Africa – 0.3%
Republic of South Africa
4.875%, 4–14–26		$1,600	1,652

OTHER GOVERNMENT SECURITIES (L) (Continued)	Principal			Value
Turkey – 0.4%
Turkey Government Bond:
7.000%, 6–5–20		$200		$205
6.250%, 9–26–22		300		308
6.350%, 8–10–24		1,250		1,272

				1,785

Uruguay – 0.1%
Republica Orient Uruguay
4.500%, 8–14–24		600		647

TOTAL OTHER GOVERNMENT SECURITIES – 7.5%				$37,848
(Cost: $39,733)

LOANS (F)
Canada

Consumer Discretionary – 0.2%
KIK Custom Products, Inc. (ICE LIBOR plus 400 bps)
6.256%, 5–15–23		850		804

Industrials – 0.2%
Garda World Security Corp. (ICE LIBOR plus 400 bps):
5.632%, 5–26–24		188		188
7.500%, 5–26–24		—	*	—	*
Kestrel Bidco, Inc.
0.000%, 10–8–26 (M)		250		252

				440

Information Technology – 0.0%
Kronos Acquisition Holdings, Inc. (ICE LIBOR plus 700 bps)
9.256%, 5–15–23 (B)		95		93

Total Canada – 0.4%				1,337
Cayman Islands

Industrials – 0.1%
Agro Merchants Intermediate Holdings L.P. (ICE LIBOR plus 375 bps)
5.854%, 12–6–24 (B)		246		246

Total Cayman Islands – 0.1%				246
France

Health Care – 0.2%
Bio Lam LCD SELAS (3-Month EURIBOR plus 375 bps)
3.750%, 4–30–26 (H)	EUR	500		547
HomeVi SAS (3-Month EURIBOR plus 325 bps)
3.000%, 10–30–24 (H)		500		548

				1,095

Total France – 0.2%				1,095

38	ANNUAL REPORT	2019

SCHEDULE OF INVESTMENTS	IVY APOLLO STRATEGIC INCOME FUND (in thousands)

SEPTEMBER 30, 2019

LOANS (F) (Continued)	Principal		Value
Germany

Consumer Staples – 0.1%
Douglas Holding AG (3-Month EURIBOR plus 325 bps)
3.250%, 8–13–22 (H)	EUR	313	$310

Financials – 0.1%
Jade Germany GmbH (3-Month EURIBOR plus 475 bps)
5.750%, 5–31–23 (H)		489	486

Health Care – 0.1%
Nidda Healthcare Holding GmbH (3-Month EURIBOR plus 400 bps)
4.000%, 8–21–24 (H)		250	275

Total Germany – 0.3%			1,071
Ireland

Financials – 0.0%
ION Trading Finance Ltd. (ICE LIBOR plus 400 bps)
6.064%, 11–21–24		$278	264

Total Ireland – 0.0%			264
Isle Of Man

Consumer Discretionary – 0.1%
GVC Holdings plc (ICE LIBOR plus 250 bps)
4.446%, 3–16–24		246	246

Total Isle Of Man – 0.1%			246
Jersey

Financials – 0.1%
Capri Acquisitions Bidco Ltd.
0.000%, 11–30–24 (H)(M)	EUR	300	326

Total Jersey – 0.1%			326
Luxembourg

Communication Services – 0.0%
eircom Finco S.a.r.l.
0.000%, 5–15–26 (H)(M)		250	274

Financials – 0.1%
Auris Luxembourg III S.a.r.l. (3-Month EURIBOR plus 400 bps)
4.000%, 2–21–26 (H)		475	522

Materials – 0.1%
Archroma Finance S.a.r.l. (3-Month ICE LIBOR plus 425 bps)
6.341%, 7–11–24 (B)		$347	347

Total Luxembourg – 0.2%			1,143

LOANS (F) (Continued)	Principal		Value
Netherlands

Financials – 0.1%
BCPE Max Dutch Bidco B.V. (3-Month EURIBOR plus 475 bps)
4.750%, 10–31–25 (H)	EUR	213	$233
Ziggo Secured Finance B.V. (3-Month EURIBOR plus 300 bps)
3.000%, 4–15–25 (H)		250	274

			507

Total Netherlands – 0.1%			507
Saint Lucia

Communication Services – 0.2%
Digicel International Finance Ltd. (ICE LIBOR plus 325 bps)
5.340%, 5–27–24		$894	772

Total Saint Lucia – 0.2%			772
Spain

Energy – 0.1%
Piolin BidCo
0.000%, 9–27–26 (H)(M)	EUR	250	274

Total Spain – 0.1%			274
Sweden

Health Care – 0.1%
Unilabs Diagnostics AB (3-Month EURIBOR plus 300 bps)
3.000%, 4–30–24 (H)		250	272

Total Sweden – 0.1%			272
United Kingdom

Health Care – 0.1%
Elysium Healthcare Holdings 3 Ltd. (ICE LIBOR plus 525 bps)
6.008%, 4–4–25 (H)	GBP	500	593

Total United Kingdom – 0.1%			593
United States

Communication Services – 1.5%
Advantage Sales & Marketing, Inc. (ICE LIBOR plus 325 bps)
5.294%, 7–25–21		$400	370
Advantage Sales & Marketing, Inc. (ICE LIBOR plus 650 bps)
8.544%, 7–25–22		530	457
CenturyLink, Inc. (ICE LIBOR plus 275 bps):
4.794%, 9–30–22		946	948
4.794%, 1–31–25		646	641
Clear Channel Outdoor Holdings, Inc. (ICE LIBOR plus 350 bps)
5.544%, 8–23–26		1,195	1,198

LOANS (F) (Continued)	Principal	Value
Communication Services (Continued)
CSC Holdings LLC (ICE LIBOR plus 225 bps)
4.278%, 7–17–25	$210	$210
Level 3 Financing, Inc. (ICE LIBOR plus 225 bps)
4.294%, 2–22–24	220	220
Liberty Cablevision of Puerto Rico LLC (ICE LIBOR plus 350 bps)
5.528%, 1–7–22 (B)	18	18
Nexstar Broadcasting, Inc. (3-Month ICE LIBOR plus 275 bps)
4.807%, 9–19–26	250	251
Recorded Books, Inc. (ICE LIBOR plus 450 bps)
6.544%, 8–31–25	219	219
Sinclair Television Group, Inc.
0.000%, 9–30–26 (M)	135	135
Sinclair Television Group, Inc. (ICE LIBOR plus 250 bps)
4.540%, 9–30–26	115	116
Univision Communications, Inc. (ICE LIBOR plus 275 bps)
4.794%, 3–15–24	300	291
West Corp. (3–Month ICE LIBOR plus 400 bps)
6.044%, 10–10–24	2,046	1,825

		6,899

Consumer Discretionary – 2.6%
Asurion LLC (ICE LIBOR plus 600 bps)
8.544%, 8–4–25	731	742
BARBRI, Inc. (ICE LIBOR plus 425 bps)
6.463%, 12–1–23	223	220
Belk, Inc. (ICE LIBOR plus 475 bps)
6.803%, 12–10–22	403	292
CEC Entertainment, Inc. (ICE LIBOR plus 650 bps)
8.544%, 8–30–26	744	727
CIF Times Square Mezz 1 LLC and CPTS Hotel Lessee Mezz 1 LLC (1-Month U.S. LIBOR plus 600 bps)
8.043%, 5–9–20	204	205
Cosmopolitan of Las Vegas (The) (1-Month U.S. LIBOR plus 525 bps)
7.278%, 11–9–19	800	801
frontdoor, Inc. (ICE LIBOR plus 250 bps)
4.563%, 8–16–25	248	249
Hotel del Coronado (1-Month U.S. LIBOR plus 500 bps)
7.028%, 8–9–20	120	119
Hudson Delano Senior Mezz LLC (1-Month U.S. LIBOR plus 650 bps)
8.528%, 2–9–20	1,300	1,302
International Cruise & Excursion Gallery, Inc. (ICE LIBOR plus 525 bps)
7.294%, 6–8–25	198	193
Jo-Ann Stores, Inc. (ICE LIBOR plus 500 bps):
7.259%, 10–16–23	564	385
7.046%, 10–16–23	21	14

2019	ANNUAL REPORT	39

SCHEDULE OF INVESTMENTS	IVY APOLLO STRATEGIC INCOME FUND (in thousands)

SEPTEMBER 30, 2019

LOANS (F) (Continued)	Principal	Value
Consumer Discretionary (Continued)
Jo-Ann Stores, Inc. (ICE LIBOR plus 925 bps)
11.511%, 5–21–24	$784	$243
Neiman Marcus Group Ltd., Inc. (3-Month ICE LIBOR plus 325 bps)
8.057%, 10–25–20	328	248
Neiman Marcus Group Ltd., Inc. (ICE LIBOR plus 325 bps)
0.000%, 10–25–20 (M)	31	24
NPC International, Inc. (ICE LIBOR plus 750 bps)
9.544%, 4–18–25	616	176
Penn National Gaming, Inc. (ICE LIBOR plus 225 bps)
4.294%, 10–19–23 (B)	91	91
PETCO Animal Supplies, Inc. (ICE LIBOR plus 325 bps)
5.506%, 1–26–23	231	174
PetSmart, Inc.
0.000%, 3–11–22 (M)	471	459
PetSmart, Inc. (3–Month ICE LIBOR plus 300 bps)
6.040%, 3–11–22	1,080	1,052
Rough Country LLC (ICE LIBOR plus 375 bps)
5.794%, 5–25–23 (B)	236	233
SIWF Holdings, Inc. (ICE LIBOR plus 425 bps)
6.304%, 6–15–25	796	783
Staples, Inc. (ICE LIBOR plus 500 bps)
7.123%, 4–12–26	1,077	1,062
Talbots, Inc. (The) (ICE LIBOR plus 700 bps)
9.044%, 11–28–22 (B)	944	923
Times Square JV LLC and CPTS Hotel Lessee LLC (1-Month U.S. LIBOR plus 600 bps)
8.043%, 5–9–20	550	550
TRLG Intermediate Holdings LLC
10.000%, 10–27–22 (B)	146	138
United PF Holdings LLC (ICE LIBOR plus 450 bps):
6.544%, 6–14–26	489	486
0.000%, 6–14–26 (M)	56	56
Wheel Pros, Inc. (ICE LIBOR plus 475 bps)
6.794%, 4–4–25	247	242

		12,189

Energy – 1.1%
Bowie Resources Holdings LLC (ICE LIBOR plus 1,075 bps)
12.874%, 2–16–21	266	249
Bowie Resources Holdings LLC (ICE LIBOR plus 575 bps)
7.874%, 8–12–20	913	890
California Resources Corp. (ICE LIBOR plus 1,037.50 bps)
12.419%, 12–31–21	510	443
California Resources Corp. (ICE LIBOR plus 475 bps)
6.794%, 12–31–22	376	333

LOANS (F) (Continued)	Principal		Value
Energy (Continued)
EG America LLC (ICE LIBOR plus 400 bps)
6.104%, 2–5–25		$293	$289
EPIC Crude Services L.P. (ICE LIBOR plus 500 bps)
7.040%, 3–1–26		1,100	1,041
Foresight Energy LLC (ICE LIBOR plus 725 bps)
7.874%, 3–28–22		1,584	839
Lower Cadence Holdings LLC (ICE LIBOR plus 400 bps)
6.054%, 5–8–26		368	358
Westmoreland Coal Co. (ICE LIBOR plus 650 bps)
10.389%, 3–15–22		168	168
Westmoreland Mining Holdings LLC (15.000% Cash or 15.000% PIK)
15.000%, 3–15–29 (I)		458	336

			4,946

Financials – 1.5%
Alliant Holdings Intermediate LLC (ICE LIBOR plus 300 bps)
5.054%, 5–10–25		36	35
Amynta Agency Borrower, Inc. (ICE LIBOR plus 400 bps)
6.544%, 2–28–25		1,819	1,763
Amynta Agency Borrower, Inc. (ICE LIBOR plus 850 bps)
10.544%, 2–28–26		545	549
AqGen Ascensus, Inc. (ICE LIBOR plus 350 bps)
6.200%, 12–3–22		553	554
Edelman Financial Holdings II, Inc. (ICE LIBOR plus 675 bps)
8.807%, 7–20–26		780	778
Gulf Finance LLC (ICE LIBOR plus 525 bps):
7.360%, 8–25–23		1,019	770
HarbourVest Partners LLC (ICE LIBOR plus 225 bps)
4.278%, 3–1–25		222	222
Hudson River Trading LLC (3-Month U.S. LIBOR plus 350 bps)
5.544%, 4–3–25		641	641
Jane Street Group LLC (ICE LIBOR plus 300 bps)
5.044%, 8–25–22		975	972
MA FinanceCo. LLC (ICE LIBOR plus 275 bps)
4.544%, 6–21–24		37	36
New Cotai LLC
0.000%, 7–20–20 (M)		16	16
New Cotai LLC (U.S. Prime Rate plus 25 bps)
5.250%, 7–20–20		10	10
NFP Corp. (ICE LIBOR plus 300 bps)
5.044%, 1–8–24		528	518
Refinitiv U.S. Holdings, Inc. (3-Month EURIBOR plus 400 bps)
4.000%, 10–1–25 (H)	EUR	248	273

			7,137

LOANS (F) (Continued)	Principal	Value
Health Care – 2.0%
Albany Molecular Research, Inc. (ICE LIBOR plus 325 bps)
5.294%, 8–31–24	$245	$241
Amneal Pharmaceuticals LLC
0.000%, 3–23–25 (M)	150	127
Amneal Pharmaceuticals LLC (ICE LIBOR plus 350 bps)
5.563%, 5–4–25	347	295
BioClinica Holding I L.P. (ICE LIBOR plus 425 bps)
6.438%, 10–20–23	146	140
BW NHHC Holdco, Inc. (ICE LIBOR plus 500 bps)
7.054%, 5–15–25 (B)	247	205
Concordia International Corp. (ICE LIBOR plus 550 bps)
7.528%, 9–6–24	221	208
Emerald TopCo, Inc. (ICE LIBOR plus 350 bps)
5.544%, 7–22–26	250	249
Envision Healthcare Corp. (ICE LIBOR plus 375 bps)
5.794%, 10–10–25	248	202
Exactech, Inc. (ICE LIBOR plus 375 bps)
5.794%, 2–14–25	246	246
Gentiva Health Services, Inc. (3-Month ICE LIBOR plus 375 bps)
5.813%, 7–2–25	1,413	1,420
Hanger, Inc. (ICE LIBOR plus 350 bps)
5.544%, 3–6–25	246	247
Heartland Dental LLC
0.000%, 4–30–25 (M)	17	17
Heartland Dental LLC (ICE LIBOR plus 375 bps)
5.794%, 4–30–25	768	751
LifeScan Global Corp. (3-Month ICE LIBOR plus 950 bps)
12.160%, 10–1–25	122	106
LSCS Holdings, Inc. (ICE LIBOR plus 425 bps):
6.314%, 3–9–25	166	165
6.314%, 3–17–25	43	42
Patterson Medical Holdings, Inc. (ICE LIBOR plus 475 bps)
7.006%, 8–28–22	245	226
Regional Care Hospital Partners Holdings, Inc. (ICE LIBOR plus 450 bps)
6.554%, 11–16–25	1,152	1,153
Syneos Health, Inc. (ICE LIBOR plus 200 bps)
4.044%, 8–1–24	135	135
Team Health Holdings, Inc. (ICE LIBOR plus 275 bps)
4.794%, 2–6–24	147	121
U.S. Renal Care, Inc. (3-Month ICE LIBOR plus 500 bps)
7.063%, 6–14–26	1,986	1,872
Verscend Holding Corp. (ICE LIBOR plus 450 bps)
6.544%, 8–27–25	1,733	1,737

		9,905

40	ANNUAL REPORT	2019

SCHEDULE OF INVESTMENTS	IVY APOLLO STRATEGIC INCOME FUND (in thousands)

SEPTEMBER 30, 2019

LOANS (F) (Continued)	Principal	Value
Industrials – 1.6%
Advanced Drainage Systems, Inc.
0.000%, 9–18–26 (M)	$250	$251
APCO Holdings, Inc. (ICE LIBOR plus 550 bps)
7.550%, 6–8–25 (B)	183	179
C.H.I. Overhead Doors, Inc. (ICE LIBOR plus 375 bps)
5.294%, 7–31–22	436	436
Dynacast International LLC (ICE LIBOR plus 850 bps):
0.000%, 1–30–23 (B)(M)	630	608
10.604%, 1–30–23 (B)	683	659
Form Technologies LLC (ICE LIBOR plus 325 bps)
5.354%, 1–28–22	302	289
MB Aerospace Holdings II Corp. (ICE LIBOR plus 350 bps)
5.544%, 1–22–25 (B)	246	240
McDermott Technology (Americas), Inc. (ICE LIBOR plus 500 bps)
7.104%, 5–10–25	1,060	667
PAE Holding Corp. (ICE LIBOR plus 550 bps)
7.604%, 10–20–22	1,389	1,389
PAE Holding Corp. (ICE LIBOR plus 950 bps)
11.604%, 10–20–23	134	131
PT Holdings LLC (ICE LIBOR plus 400 bps)
6.044%, 12–7–24	449	437
Red Ventures LLC (ICE LIBOR plus 400 bps)
5.044%, 11–8–24	294	295
SH 130 Concession Co. LLC (3-Month ICE LIBOR plus 287.5 bps)
5.169%, 6–5–20	599	601
SMI Acquisition, Inc. (ICE LIBOR plus 375 bps)
6.003%, 11–1–24	246	213
Tronair, Inc. (1-Month U.S. LIBOR plus 475 bps)
6.925%, 9–8–23 (B)	146	131
U.S. Ecology, Inc.
0.000%, 8–14–26 (M)	17	17
United Rentals (North America), Inc. (ICE LIBOR plus 175 bps)
3.794%, 10–31–25	248	249
USS Ultimate Holdings, Inc. (ICE LIBOR plus 775 bps)
9.950%, 8–25–25	702	687
William Morris Endeavor Entertainment LLC (ICE LIBOR plus 275 bps)
4.800%, 5–29–25	177	172

		7,651

Information Technology – 1.3%
Applied Systems, Inc. (ICE LIBOR plus 700 bps)
9.104%, 9–19–25	384	387
Commerce Hub, Inc. (ICE LIBOR plus 375 bps),
5.544%, 5–21–25	599	590

LOANS (F) (Continued)	Principal		Value
Information Technology (Continued)
Cyxtera DC Holdings, Inc. (ICE LIBOR plus 300 bps),
9.300%, 5–1–25		$414	$337
Cyxtera DC Holdings, Inc. (ICE LIBOR plus 325 bps),
5.040%, 5–1–24		50	45
DCert Buyer, Inc.
0.000%, 8–8–26 (M)		500	498
DigiCert Holdings, Inc. (ICE LIBOR plus 475 bps)
6.044%, 10–31–24		267	266
Electronics For Imaging, Inc. (ICE LIBOR plus 500 bps)
7.104%, 7–23–26 (B)		250	233
Infor (U.S.), Inc. (3-Month EURIBOR plus 225 bps)
3.250%, 2–1–22 (H)	EUR	249	272
Mitchell International, Inc. (ICE LIBOR plus 725 bps)
9.294%, 11–30–25 (B)		$237	216
MLN U.S. Holdco LLC (ICE LIBOR plus 450 bps)
6.612%, 11–30–25		363	336
MLN U.S. Holdco LLC (ICE LIBOR plus 875 bps)
10.862%, 11–30–26		346	293
Navicure, Inc.
0.000%, 9–19–26 (B)(M)		250	250
Navicure, Inc. (ICE LIBOR plus 375 bps)
5.794%, 11–1–24		246	245
Output Services Group, Inc. (ICE LIBOR plus 425 bps)
6.544%, 3–27–24 (B)		246	212
Park Place Technologies LLC (ICE LIBOR plus 400 bps)
6.044%, 3–29–25		247	246
Riverbed Technology, Inc.
0.000%, 4–24–22 (M)		71	58
Riverbed Technology, Inc. (ICE LIBOR plus 325 bps)
5.300%, 4–24–22		543	446
Seattle Spinco, Inc. (ICE LIBOR plus 275 bps)
4.544%, 6–21–24		247	244
Sedgwick Claims Management Services, Inc. (ICE LIBOR plus 400 bps)
6.044%, 9–4–26		249	249
Triple Point Group Holdings, Inc. (ICE LIBOR plus 425 bps)
6.294%, 7–13–20		200	198
VF Holding Corp. (ICE LIBOR plus 325 bps)
5.294%, 7–2–25		283	274
Wall Street Systems Holdings, Inc. (ICE LIBOR plus 425 bps)
7.256%, 11–21–24		249	247

			6,142

LOANS (F) (Continued)	Principal		Value
Materials – 0.6%
Associated Asphalt Partners LLC (ICE LIBOR plus 525 bps)
7.294%, 4–5–24		$129	$122
Berry Global, Inc. (3-Month EURIBOR plus 250 bps)
2.500%, 7–1–26 (H)	EUR	249	274
Hillman Group, Inc. (The) (ICE LIBOR plus 350 bps)
6.044%, 5–31–25		$830	804
ILPEA Parent, Inc. (ICE LIBOR plus 550 bps)
6.800%, 3–2–23		380	376
Starfruit U.S. Holdco LLC (ICE LIBOR plus 325 bps)
5.292%, 10–1–25		249	243
Styrolution Group GmbH (ICE LIBOR plus 375 bps)
4.104%, 9–30–21		53	53
Tronox Finance LLC
0.000%, 9–22–24 (M)		246	245
Versum Materials, Inc. (ICE LIBOR plus 250 bps)
4.104%, 9–29–23		223	223

			2,340

Real Estate – 0.3%
Inland Retail Real Estate Trust, Inc. (1-Month U.S. LIBOR plus 650 bps)
7.851%, 1–1–22		970	979
Terra Millennium Corp. (ICE LIBOR plus 625 bps)
8.813%, 10–31–22		382	376

			1,355

Total United States – 12.5%			58,564

TOTAL LOANS – 14.5%			$66,710
(Cost: $71,178)

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS
United States – 0.6%
Federal Home Loan Mortgage Corp. Agency REMIC/CMO
2.500%, 6–15–39		682	685
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (Mortgage spread to 2-year U.S. Treasury index)
3.401%, 5–25–45 (E)(F)		1,185	1,184
Federal National Mortgage Association Agency REMIC/CMO:
2.000%, 4–25–40		603	603
3.000%, 2–25–44		159	163
Federal National Mortgage Association Fixed Rate Pass-Through Certificates
4.646%, 7–1–20		125	126

2019	ANNUAL REPORT	41

SCHEDULE OF INVESTMENTS	IVY APOLLO STRATEGIC INCOME FUND (in thousands)

SEPTEMBER 30, 2019

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS (Continued)	Principal	Value
United States (Continued)
Government National Mortgage Association Fixed Rate Pass-Through Certificates
3.500%, 4–20–34	$89	$91

		2,852

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS – 0.6%		$2,852
(Cost: $2,892)

UNITED STATES GOVERNMENT OBLIGATIONS
United States – 7.4%
U.S. Treasury Bonds
2.250%, 11–15–25	2,250	2,334
U.S. Treasury Notes:
1.500%, 8–15–20	4,000	3,988
1.375%, 9–30–20	2,050	2,041
2.875%, 10–15–21	6,000	6,146
1.875%, 10–31–22	6,400	6,457
1.375%, 6–30–23	2,050	2,035
2.125%, 9–30–24	1,600	1,642

UNITED STATES GOVERNMENT OBLIGATIONS (Continued)	Principal	Value
United States (Continued)
2.875%, 7–31–25	$2,735	$2,928
1.875%, 7–31–26	1,500	1,525
1.500%, 8–15–26	1,410	1,399
1.375%, 8–31–26	6,000	5,904

		36,399

TOTAL UNITED STATES GOVERNMENT OBLIGATIONS – 7.4%		$36,399
(Cost: $35,537)

SHORT-TERM SECURITIES

Commercial Paper (N) – 4.3%
DTE Gas Co.
2.194%, 10–3–19	4,000	3,999
International Paper Co.
2.402%, 10–2–19	5,000	4,999
Mondelez International, Inc.
2.214%, 10–9–19	5,000	4,997
Sonoco Products Co.
2.150%, 10–1–19	7,415	7,415

		21,410

SHORT-TERM SECURITIES (Continued)	Principal	Value
Master Note – 2.5%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps)
2.170%, 10–7–19 (O)	$12,443	$12,443

Money Market Funds – 0.6%
Dreyfus Institutional Preferred Government Money Market Fund – Institutional Shares
1.900%, (P)(Q)	2,926	2,926

TOTAL SHORT–TERM SECURITIES – 7.4%		$36,779
(Cost: $36,781)

TOTAL INVESTMENT SECURITIES – 99.6%		$492,979
(Cost: $497,247)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.4%		2,016

NET ASSETS – 100.0%		$494,995

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)	No dividends were paid during the preceding 12 months.

(B)	Securities whose value was determined using significant unobservable inputs.

(C)	Restricted securities. At September 30, 2019, the Fund owned the following restricted securities:

Security	Acquisition Date(s)	Shares	Cost	Market Value
Pinnacle Agriculture Enterprises LLC	3–10–17	389	$177	$16
Targa Resources Corp., 9.500%	10–24–17	1	1,624	1,570

			$1,801	$1,586

The total value of these securities represented 0.3% of net assets at September 30, 2019.

(D)

Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(E)

Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2019 the total value of these securities amounted to $236,678 or 47.8% of net assets.

(F)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2019. Description of the reference rate and spread, if applicable, are included in the security description.

(G)	All or a portion of securities with an aggregate value of $3,821 are on loan.

(H)	Principal amounts are denominated in the indicated foreign currency, where applicable (EUR - Euro and GBP - British Pound).

(I)	Payment-in-kind bond which may pay interest in additional par and/or in cash. Rates shown are the current rate and possible payment rates.

(J)

Step bond that pays an initial coupon rate for the first period and then a higher or lower coupon rate for the following periods. Interest rate disclosed is that which is in effect at September 30, 2019.

(K)	Non-income producing as the issuer has either missed its most recent interest payment or declared bankruptcy.

42	ANNUAL REPORT	2019

SCHEDULE OF INVESTMENTS	IVY APOLLO STRATEGIC INCOME FUND (in thousands)

SEPTEMBER 30, 2019

(L)	Other Government Securities may include emerging markets sovereign, quasi-sovereign, corporate and supranational agency and organization debt securities.

(M)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.

(N)	Rate shown is the yield to maturity at September 30, 2019.

(O)

Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2019. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

(P)	Rate shown is the annualized 7-day yield at September 30, 2019.

(Q)	Investment made with cash collateral received from securities on loan.

The following over the counter credit default swaps – buy protection(1) were outstanding at September 30, 2019:

Referenced Obligation	Counterparty	(Pay) Fixed Rate	Maturity Date	Notional Amount(2)	Value		Upfront Payments/ (Receipts)	Unrealized (Depreciation)
K Hovnanian Enterprises, Inc.	Barclays Bank plc	(5.000%)	12–20–22	28	$8		$11	$(3)
K Hovnanian Enterprises, Inc.	Barclays Bank plc	(5.000%)	12–20–19	17	—	*	1	(1)
K Hovnanian Enterprises, Inc.	Barclays Bank plc	(5.000%)	6–20–24	70	26		28	(2)
K Hovnanian Enterprises, Inc.	Barclays Bank plc	(5.000%)	12–20–22	142	42		47	(5)

					$76		$87	$(11)

The following over the counter credit default swaps – sold protection(3) were outstanding at September 30, 2019:

Referenced Obligation	Counterparty	Receive Fixed Rate	Maturity Date	Implied Credit Spread at September 30, 2019(4)	Notional Amount(2)	Value		Upfront Payments/ (Receipts)		Unrealized Appreciation
K Hovnanian Enterprises, Inc.	Goldman Sachs International	5.000%	12–20–19	19.865%	5	$—	*	$—	*	$—	*

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and/or take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and/or deliver the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues, or an index as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

2019	ANNUAL REPORT	43

SCHEDULE OF INVESTMENTS	IVY APOLLO STRATEGIC INCOME FUND (in thousands)

SEPTEMBER 30, 2019

The following forward foreign currency contracts were outstanding at September 30, 2019:

	Currency to be Delivered		Currency to be Received	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized Depreciation
British Pound	1,050	U.S. Dollar	1,318	1–31–20	JPMorgan Securities LLC	$21	$—
Euro	650	U.S. Dollar	725	1–31–20	JPMorgan Securities LLC	10	—
Euro	5,556	U.S. Dollar	7,198	9–30–21	JPMorgan Securities LLC	851	—

						$882	$—

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2019. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2		Level 3
Assets
Investments in Securities
Common Stocks
Consumer Discretionary	$1,258	$—		$—
Energy	29	91		—
Health Care	85	—		—
Total Common Stocks	$1,372	$91		$—
Investment Funds	3,360	—		—
Preferred Stocks	—	1,570		16
Warrants	—	—		—	*
Asset-Backed Securities	—	10,706		—
Corporate Debt Securities	—	289,010		—
Mortgage-Backed Securities	—	6,266		—
Other Government Securities	—	37,848		—
Loans	—	61,688		5,022
United States Government Agency Obligations	—	2,852		—
United States Government Obligations	—	36,399		—
Short-Term Securities	2,926	33,853		—
Total	$7,658	$480,283		$5,038
Over the Counter Credit Default Swaps	$—	$76		$—
Forward Foreign Currency Contracts	$—	$882		$—

Liabilities
Over the Counter Credit Default Swaps	$—	$—	*	$—

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Common Stocks	Preferred Stocks	Warrants	Loans
Beginning Balance 10–1–18	$68	$217	—	$12,113
Net realized gain (loss)	—	—	—	(3)
Net change in unrealized appreciation (depreciation)	(68)	(201)	(1)	(197)
Purchases	—	—	1	2,718
Sales	—	—	—	(2,762)
Amortization/Accretion of premium/discount	—	—	—	12
Transfers into Level 3 during the period	—	—	—	1,905
Transfers out of Level 3 during the period	—	—	—	(8,764)
Ending Balance 9–30–19	$—	$16	— *	$5,022
Net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of 9–30–19	$(68)	$(201)	$(1)	$(159)

44	ANNUAL REPORT	2019

SCHEDULE OF INVESTMENTS	IVY APOLLO STRATEGIC INCOME FUND (in thousands)

SEPTEMBER 30, 2019

Transfers from Level 2 to Level 3 occurred primarily due to the lack of observable market data due to decreased market activity or information for these securities. Transfers from Level 3 to Level 2 occurred primarily due to the increased availability of observable market data due to increased market activity or information.

Information about Level 3 fair value measurements:

	Fair Value at 9–30–19		Valuation Technique(s)	Unobservable Input(s)	Input Value(s)
Common Stocks	$—		Net asset approach	Adjusted book value	1.00x
Preferred Stocks	16		Market comparable approach	Adjusted EBITDA multiple	9.82x
			Option pricing model	Volatility	9.88%
				Illiquidity Discount	10%
Warrants	—	*	Third-party valuation service	Broker quotes	N/A
Loans	5,022		Third-party valuation service	Broker quotes	N/A

Significant increases (decreases) in the adjusted EBITDA multiple inputs as of the reporting date would result in a higher (lower) fair value measurement. However, significant increases (decreases) in the illiquidity discount input as of the reporting date would result in a lower (higher) fair value measurement.

The following acronyms are used throughout this schedule:

CLO = Collateralized Loan Obligation

CMO = Collateralized Mortgage Obligation

EURIBOR = Euro Interbank Offered Rate

GTD = Guaranteed

ICE = Intercontinental Exchange

LIBOR = London Interbank Offered Rate

PIK = Payment in kind

REMIC = Real Estate Mortgage Investment Conduit

Market Sector Diversification
(as a % of net assets)
Financials	21.6%
Communication Services	9.9%
United States Government and Government Agency Obligations	8.0%
Consumer Discretionary	8.0%
Other Government Securities	7.5%
Industrials	6.6%
Energy	6.3%
Consumer Staples	6.3%
Health Care	6.0%
Materials	5.4%
Information Technology	3.2%
Utilities	2.3%
Real Estate	1.1%
Other+	7.8%

+	Includes cash and other assets (net of liabilities), and cash equivalents

See Accompanying Notes to Financial Statements.

2019	ANNUAL REPORT	45

MANAGEMENT DISCUSSION	IVY CALIFORNIA MUNICIPAL HIGH INCOME FUND

(UNAUDITED)

Below, Michael J. Walls, portfolio manager of the Ivy California Municipal High Income Fund, discusses positioning, performance and results for the fiscal year ended September 30, 2019. Mr. Walls has managed the Fund since October 2016 and has 21 years of industry experience.

Fiscal Year Performance

For the 12 months ended September 30, 2019
Ivy California Municipal High Income Fund
(Class A shares at net asset value)	8.73%
Ivy California Municipal High Income Fund
(Class A shares including sales charges)	4.14%

Benchmark(s) and Morningstar Category
Bloomberg Barclays Municipal High Yield Index	10.02%
(reflects the performance of securities generally representing the municipal high yield bond market)
Bloomberg Barclays Municipal Bond Index	8.55%
(reflects the performance of securities generally representing the municipal bond market)
Morningstar Muni California Long Category Average	8.61%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is based on net asset value (NAV).

Market review

The past fiscal year was very eventful for many asset classes. The Federal Reserve (Fed) was raising rates when the fiscal year began, but after peaking in November 2018, rates started falling as the markets began worrying more about moderating economic growth and the potential effects of tariffs and U.S.-China trade tensions. Weakening data caused the Fed to pivot abruptly at the beginning of calendar year 2019 and take a dovish stance. Since that time, the Fed has cut rates twice — July and September — with the market pricing in a 72% chance of at least one more cut of 25 basis points by year end.

With the rally in rates during the last year, we have become less constructive on the California high yield municipal space as new issues come to market with historically low absolute yields and weak collateral for investors. However, we still believe the California municipal market is attractive versus other fixed income asset classes based on its tax-adjusted status, as well as supply and demand imbalance. Overall, we have turned more bearish on the credit market as spreads are hovering around the lows of 2007.

Performance and positioning

The Fund had a positive return and outperformed the Bloomberg Barclays Municipal Bond Index and its Morningstar peer group average, but underperformed the Bloomberg Barclays Municipal High Yield Index. Fund performance was driven by its long duration positioning and the overweight in credit, as spreads tightened throughout the year. Additionally, the Fund’s lower-tier investment grade credits and non-investment grade credits led to outperformance as credit spreads tightened. High taxes in the state of California led to continued high demand for municipal bonds, which along with below normal issuance, led to the search for yield driving credit spreads to levels not seen since 2007.

While being long duration helped throughout the rally year to date in 2019, we have begun to shorten the Fund’s duration to bring it more in line with the benchmark. Moving into calendar year 2020, we will continue to shorten duration as we feel shorter duration is warranted at this point in the cycle with rates at historic lows and spreads at very tight levels. We believe rates may remain low for some time, but we believe we have seen the bottom and expect higher rates in 2020. While the primary goal of the Fund is high levels of tax-exempt income, we also aim to protect investors’ downside risk as rates rise.

At fiscal year end, the Fund maintained 21% exposure in non-rated bonds and plans to focus on investment-grade deals moving forward. As non-rated bond spreads remain at record lows, we feel it is prudent to own more liquid-rated bonds to provide us the opportunity to take advantage of any credit widening. Roughly 10% of the Fund remains in cash and we intend to use the liquidity to exploit opportunities moving forward.

Looking ahead

Moving forward, we expect the Fed to cut rates one more time by the end of calendar year 2019. We remain concerned about how the ongoing U.S. trade war with both China and the European Union will affect prices and the overall global economy.

46	ANNUAL REPORT	2019

We have held the view that despite the gridlock in Washington, infrastructure is the one thing that might get done at the federal level. However, the presidential impeachment inquiry by the House of Representatives and the presidential election in 2020 make it seem less likely that this will occur. The impact of tariffs on the Fed’s decisions requires constant review, while the impeachment inquiry adds another level of uncertainty that could negatively impact markets.

With the Fund’s duration positioning and adequate levels of cash, we feel appropriately structured to weather the impact of the issues affecting the global economy. We believe investors will continue to search for tax-exempt yield even after the tax legislation was passed. We view the tax cuts as favoring lower income brackets, and with the top rate of more than 50% in California, municipal bonds still appear attractive. We believe that supply in the municipal market should increase in 2020, which should present opportunities for investors seeking higher yields. In our view, municipal bonds should continue to be an attractive fixed income asset class from a relative valuation standpoint.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Fixed-income securities are subject to interest-rate risk, so the net asset value of the Fund’s shares may fall as interest rates rise.

These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the Fund’s portfolio manager and are current only through the end of the period of the report as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The indexes noted are unmanaged, include reinvested dividends and do not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy California Municipal High Income Fund.

2019	ANNUAL REPORT	47

PORTFOLIO HIGHLIGHTS	IVY CALIFORNIA MUNICIPAL HIGH INCOME FUND

ALL DATA IS AS OF SEPTEMBER 30, 2019 (UNAUDITED)

Asset Allocation

Bonds	87.0%
Municipal Bonds	87.0%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	13.0%

Quality Weightings

Investment Grade	57.1%
AAA	1.2%
AA	11.9%
A	17.4%
BBB	26.6%
Non-Investment Grade	29.9%
BB	7.3%
B	1.7%
CCC	0.1%
Non-rated	20.8%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	13.0%

Our preference is to always use ratings obtained from Standard & Poor’s, Moody’s, and Fitch. It is each Portfolio’s general policy to classify such security at the lower rating level if only two ratings are available. If more than two ratings are available and a median exists, the median is used. If more than two ratings exist without a median, the lower of the two middle ratings is used. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

48	ANNUAL REPORT	2019

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY CALIFORNIA MUNICIPAL HIGH INCOME FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class C	Class I	Class Y
1-year period ended 9-30-19	4.14%	7.81%	8.95%	8.73%
5-year period ended 9-30-19	—	—	—	—
10-year period ended 9-30-19	—	—	—	—
Since Inception of Class through 9-30-19(4)	3.07%	3.71%	4.75%	4.54%

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A Shares carry a maximum front-end sales load of 4.25%. Class C shares carry a maximum contingent deferred sales charge (CDSC) of 1% (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	10-3-16 for Class A shares, 10-3-16 for Class C shares, 10-3-16 for Class I shares and 10-3-16 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2019	ANNUAL REPORT	49

SCHEDULE OF INVESTMENTS	IVY CALIFORNIA MUNICIPAL HIGH INCOME FUND (in thousands)

SEPTEMBER 30, 2019

MUNICIPAL BONDS	Principal	Value
California – 85.2%
CA Cnty Tob Securitization Agy, Tob Stlmt Asset-Bkd Bonds (Stanislaus Cnty Tob Funding Corp.), Ser 2006,
0.000%, 6–1–55 (A)	$1,000	$58
CA Edu Fac Auth, Rev Bonds (Art Ctr College of Design), Ser 2018A,
5.000%, 12–1–48	250	299
CA Edu Fac Auth, Rev Bonds (Loma Linda Univ), Ser 2017A,
5.000%, 4–1–47	300	351
CA Hlth Fac Fin Auth, Rev Bonds (Children’s Hosp of Orange Cnty), Ser 2019A:
3.000%, 11–1–19	250	251
4.000%, 11–1–20	100	103
CA Hlth Fac Fin Auth, Rev Bonds (City of Hope), Ser 2019,
5.000%, 11–15–24	100	119
CA Infra and Econ Dev Bank, Infra State Revolving Fund Rev Bonds, Ser 2016A,
4.000%, 10–1–19	400	400
CA Infra and Econ Dev Bank, Natl Charter Sch Revolving Loan Fund Rev Bonds, Ser 2019B:
5.000%, 11–1–25	100	119
5.000%, 11–1–49	100	122
CA Muni Fin Auth, Charter Sch Lease Rev Bonds (Bella Mente Montessori Academy Proj), Ser 2018A,
5.000%, 6–1–48	325	375
CA Muni Fin Auth, Charter Sch Rev Bonds (Palmdale Aerospace Academy Proj), Ser 2018A,
5.000%, 7–1–49	300	336
CA Muni Fin Auth, Insd Rev Bonds (Channing House Proj), Ser 2017B (Insured by the CA Office of Statewide Hlth Planning and Dev),
5.000%, 5–15–24	100	117
CA Muni Fin Auth, Insd Rev Bonds (Town and Country Manor), Ser 2019:
4.000%, 7–1–20	110	112
4.000%, 7–1–21	200	210
CA Muni Fin Auth, Rev Bonds (CA Baptist Univ), Ser 2016A,
5.000%, 11–1–46	500	567
CA Muni Fin Auth, Rev Bonds (CA Lutheran Univ), Ser 2018,
5.000%, 10–1–27	250	309
CA Muni Fin Auth, Rev Bonds (Ret Hsng Fndtn Oblig Group), Ser 2017A,
5.000%, 11–15–32	425	559
CA Muni Fin Auth, Rev Rfdg Bonds (Eisenhower Med Ctr), Ser 2017B:
5.000%, 7–1–37	250	294
5.000%, 7–1–42	250	292
CA Muni Fin Auth, Rev Rfdg Bonds (HumanGood Oblig Group), Ser 2019A,
4.000%, 10–1–28	290	332

MUNICIPAL BONDS (Continued)	Principal	Value
California (Continued)
CA Muni Fin Auth, Solid Waste Rfdg Rev Bonds (Republic Svc, Inc. Proj), Ser 2010,
1.480%, 9–1–21 (B)	$500	$500
CA Muni Fin Auth, Sr Lien Rev Bonds (LINXS APM Proj), Ser 2018A:
4.000%, 12–31–47	250	271
5.000%, 12–31–47	250	295
CA Muni Fin Auth, Student Hsng Rev Bonds (CHF – Davis I LLC – West Vlg Student Hsng Proj), Ser 2018 (Insured by BAMAC),
4.000%, 5–15–48	300	329
CA Pollutn Ctl Fin Auth, Solid Waste Disp Rfdg Rev Bonds (Waste Mgmt, Inc. Proj), Ser 2015A-1,
3.375%, 7–1–25	300	327
CA Pollutn Ctl Fin Auth, Solid Waste Rfdg Rev Bonds (Republic Svc, Inc. Proj), Ser 2010A,
1.660%, 9–1–38 (C)	250	250
CA Pollutn Ctl Fin Auth, Water Furnishing Rev Bonds (Poseidon Res (Channelside) L.P. Desalination Proj), Ser 2012,
5.000%, 11–21–45	250	267
CA Pollutn Ctl Fin Auth, Water Furnishing Rev Rfdg Bonds (San Diego Cnty Water Auth Desalination Proj Pipeline), Ser 2019,
5.000%, 11–21–45	250	300
CA Sch Fin Auth, Charter Sch Rev Bonds (Larchmont Charter Sch Proj), Ser 2018A,
5.000%, 6–1–43	250	272
CA Sch Fin Auth, Charter Sch Rev Bonds (Rocketship Pub Sch – Oblig Group), Ser 2017G:
5.000%, 6–1–30	310	344
5.000%, 6–1–37	330	360
CA Sch Fin Auth, Charter Sch Rev Bonds (Summit Pub Sch – Oblig Group), Ser 2017,
5.000%, 6–1–37	500	585
CA Sch Fin Auth, Charter Sch Rev Rfdg Bonds (Aspire Pub Sch – Oblig Group), Ser 2016,
5.000%, 8–1–41	250	280
CA Sch Fin Auth, Sch Fac Rev Bonds (Granada Hills Charter High Sch Oblig Group), Ser 2017A,
5.000%, 7–1–48	350	381
CA Sch Fin Auth, Sch Fac Rev Bonds (Green Dot Pub Sch CA Proj), Ser 2018A,
5.000%, 8–1–48	250	293
CA Sch Fin Auth, Sch Fac Rev Bonds (Kipp LA Proj), Ser 2017A,
5.000%, 7–1–47	300	347
CA Sch Fin Auth, Sch Fac Rev Rfdg Bonds (HTH Learning Proj), Ser 2017A,
5.000%, 7–1–49	300	345

MUNICIPAL BONDS (Continued)	Principal	Value
California (Continued)
CA Statewide Cmnty Dev Auth, Rev Bonds (American Baptist Homes of the West), Ser 2015,
5.000%, 10–1–22	$270	$296
CA Statewide Cmnty Dev Auth, Rev Bonds (Loma Linda Univ Med Ctr), Ser 2016A,
5.250%, 12–1–56	250	283
CA Statewide Cmnty Dev Auth, Student Hsng Rev Bonds (Univ of CA, Irvine East Campus Apt, Phase IV-ACHF – Irvine LLC), Ser 2017,
5.000%, 5–15–47	185	218
CA Statewide Cmnty Dev Auth, Student Hsng Rev Bonds (Univ of CA, Irvine East Campus Apts, Phase IV-ACHF – Irvine LLC), Ser 2017,
5.000%, 5–15–42	300	356
CA Statewide Comnty Dev Auth, Rev Bonds (Loma Linda Univ Med Ctr), Ser 2014A,
5.250%, 12–1–44	250	278
CA Various Purp GO Bonds,
5.000%, 9–1–46	500	597
Chino Pub Fin Auth, Local Agy Rfdg Bonds, Ser 2016A,
3.500%, 9–1–43	250	258
Chino, CA, Cmnty Fac Dist, Spl Tax Rev Bonds, Ser 2016-2,
5.000%, 9–1–47	150	170
Cmnty Fac Dist No. 36 of Jurupa Cmnty Svc Dist., Spl Tax Bonds, Ser 2017A:
4.125%, 9–1–42	200	215
4.250%, 9–1–47	300	325
Corona-Norco Unif Sch Dist (Riverside, CA), Election of 2006 GO Bonds, Ser 2011E,
0.000%, 8–1–24 (A)	80	86
Eureka Successor Agy, Tax Alloc Rfdg Bonds, Ser 2017B,
5.000%, 11–1–21	155	167
Foothill/Eastn Trans Corridor Agy, Toll Road Rfdg Rev Bonds, Ser 2013B-1 (Insured by AGM),
3.950%, 1–15–53	300	320
Golden State Tob Securitization Corp., Enhanced Tob Stlmt Asset-Bkd Bonds, Ser 2017A-1,
5.000%, 6–1–29	600	716
Golden State Tob Securitization Corp., Enhanced Tob Stlmt Asset-Bkd Bonds, Ser 2018A,
5.000%, 6–1–22	175	192
Golden State Tob Securitization Corp., Tob Stlmt Asset-Bkd Bonds, Ser 2007A-2 Sr Convertible Bonds,
5.300%, 6–1–37	150	156
Golden State Tob Securitization Corp., Tob Stlmt Asset-Bkd Bonds, Ser 2018A-1,
5.000%, 6–1–47	500	513

50	ANNUAL REPORT	2019

SCHEDULE OF INVESTMENTS	IVY CALIFORNIA MUNICIPAL HIGH INCOME FUND (in thousands)

SEPTEMBER 30, 2019

MUNICIPAL BONDS (Continued)	Principal	Value
California (Continued)
Golden State Tob Securitization Corp., Tob Stlmt Asset-Bkd Bonds, Ser 2018A-2,
5.000%, 6–1–47	$250	$257
Irvine Unif Sch Dist, Cmnty Fac Dist No. 09-1 Spl Tax Bonds, Ser 2017B (Insured by BAMAC),
5.000%, 9–1–47	150	175
Irvine Unif Sch Dist, Cmnty Fac Dist No. 09-1 Spl Tax Bonds, Ser 2019A,
4.000%, 9–1–54	250	279
Lammersville, CA, Joint Unif Sch Dist, Spl Tax Bonds (Lammersville Sch Dist Cmnty Fac Dist No. 2002, Mountain House), Ser 2017,
5.000%, 9–1–33	500	599
Long Beach Bond Fin Auth, Natural Gas Purchase Rev Bonds, Ser 2007A,
5.500%, 11–15–37	165	234
Los Angeles, CA, Dept of Arpts, Los Angeles Intl Arpt Sub Rev Bonds, Ser 2016B,
5.000%, 5–15–46	300	348
M-S-R Energy Auth, Gas Rev Bonds, Ser 2009C,
7.000%, 11–1–34	300	461
Murrieta, CA, Cmnty Fac Dist No. 2005-5, Spl Tax Bonds (Golden City), Ser 2017A,
5.000%, 9–1–46	300	349
Oakland-Alameda Cnty Coliseum Auth, Lease Rev Bonds (Oakland Coliseum Proj), Ser 2012A,
5.000%, 2–1–24	250	271
Ontario, CA, Cmnty Fac Dist No. 28, Spl Tax Bonds (New Haven Fac – Area A), Ser 2017:
5.000%, 9–1–42	130	147
5.000%, 9–1–47	230	260
Ontario, CA, Cmnty Fac Dist No. 31, Spl Tax Bonds (Carriage House/Amberly Lane), Ser 2017,
5.000%, 9–1–47	135	157
Oro Grande Elem Sch Dist, Cert of Part, Ser 2013,
5.000%, 9–15–27	40	43
Palamar Hlth, Rfdg Rev Bonds, Ser 2016:
4.000%, 11–1–39	175	185
5.000%, 11–1–39	500	572
Palomar Hlth, Cert of Part, Ser 2017,
5.000%, 11–1–21	250	266
Poway Unif Sch Dist, Spl Tax Bonds (Cmnty Fac Dist No. 15 Del Sur East Impvt Area C), Ser 2016,
5.000%, 9–1–46	250	287
Regents of the Univ of CA, Ltd. Proj Rev Bonds, Ser M,
5.000%, 5–15–32	300	376
Richmond Joint Powers Fin Auth, Lease Rev Rfdg Bonds (Civic Ctr Proj), Ser 2019A (Insured by AGM),
5.000%, 11–1–25	400	485

MUNICIPAL BONDS (Continued)	Principal	Value
California (Continued)
Roseville City Sch Dist (Placer Cnty, CA), Election of 2002 GO Bonds, Ser A,
0.000%, 8–1–22 (A)	$100	$96
Roseville, CA, Spl Tax Rev Bonds (Fiddyment Ranch Cmnty Fac Dist No. 1), Ser 2017A,
5.000%, 9–1–35	250	297
Sacramento Cnty Watr Fin Auth, Rev Bnds (Sacramento Cnty Watr Agy Zone 40 and 41 2007 Watr Sys Proj), Ser 2007B (3-Month U.S. LIBOR*0.67 plus 55 bps),
1.980%, 6–1–34 (D)	400	381
Sacramento Cnty, Arpt Sys Sub Rev Rfdg Bonds, Ser 2018E,
5.000%, 7–1–35	250	313
Sacramento, CA, Spl Tax Bonds (Natomas Cent Comnty Fac), Ser 2016,
5.000%, 9–1–41	250	289
San Bernardino, CA, Cmnty Fac Dist No. 2006-1 (Lytle Creek North), Impvt Area No. 4 Spl Tax Bonds, Ser 2016,
4.000%, 9–1–42	250	264
San Buenaventura Rev Bonds (Cmnty Mem Hlth Sys), Ser 2011,
7.500%, 12–1–41	100	111
San Diego Assoc of Govts, South Bay Expressway Toll Rev First Sr Lien Bonds, Ser 2017A,
5.000%, 7–1–27	100	127
San Diego Cnty Rgnl Arpt Auth, Sub Arpt Rev Bonds, Ser 2017A,
5.000%, 7–1–42	200	242
San Francisco City and Cnty Arpt Comsn, San Francisco Intl Arpt Second Ser Rev Bonds, Ser 2019A,
4.000%, 5–1–49	250	276
San Francisco City and Cnty Pub Util Comsn, Water Rev Bonds, Ser 2016AB,
4.000%, 11–1–39	250	280
San Jose, CA, Arpt Rev Rfdg Bonds, Ser 2017A,
5.000%, 3–1–47	200	235
San Juan Unif Sch Dist (Sacramento Cnty, CA), Elec of 1998 GO Bonds, Ser 2003B,
0.000%, 8–1–21 (A)	200	195
San Mateo Cmnty Fac Dist No. 2008-1 (Bay Meadows), Spl Tax Bonds, Ser 2012,
6.000%, 9–1–42	250	277
Santa Clara Cnty, CA, Union Elem Sch Dist, Election of 1999 GO Bonds, Ser A,
0.000%, 9–1–22 (A)	100	96
Southn CA Pub Power Auth, Gas Proj Rev Bonds (Proj No. 1), Ser 2007A,
5.000%, 11–1–33	295	384

MUNICIPAL BONDS (Continued)	Principal	Value
California (Continued)
State Pub Works Board of CA, Lease Rev Rfdg Bonds (Dept of Edu), Ser 2017H,
5.000%, 4–1–26	$300	$367
Successor Agy to the Redev Agy of the City of Tulare, Tax Alloc Rfdg Bonds, Ser 2017A (Insured by BAMAC),
4.000%, 8–1–40	250	277
Tob Securitization Auth of Northn CA, Tob Stlmt Asset-Bkd Bonds (Sacramento Cnty Tob Securitization Corp.), Ser 2005A-1,
5.500%, 6–1–45	100	100
Tob Securitization Auth of Southn CA, Tob Stlmt Asset-Bkd Bonds (San Diego Cnty Tob Asset Securitization Corp.), Ser 2006A Sr Current Int Bonds,
5.000%, 6–1–37	280	282
Tob Securitization Auth of Southn CA, Tob Stlmt Asset-Bkd Bonds (San Diego Cnty Tob Asset Securitization Corp.), Ser 2006D,
0.000%, 6–1–46 (A)	300	37
WA Township Hlth Care Dist Rev Bonds, Ser 2017A:
3.500%, 7-1–30	45	48
3.750%, 7–1–31	255	277
Westn Riverside Water and Wastewater Fin Auth, Local Agy Rev Rfdg Bonds, Ser 2016A,
5.000%, 9–1–29	250	302
William S. Hart Union High Sch Dist, Cmnty Fac Dist No. 2015-1 Spl Tax Bonds, Ser 2017,
5.000%, 9–1–47	300	344

		27,865

Guam – 0.8%
Guam Port Rev Bonds, Ser 2018B,
5.000%, 7–1–22	250	271

Puerto Rico – 1.0%
Cmnwlth of PR, Pub Impvt Rfdg GO Bonds, Ser 2007A-4,
5.250%, 7–1–30	135	137
PR Hwy and Trans Auth, Hwy Rev Rfdg Bonds, Ser CC:
5.250%, 7–1–32	120	136
5.250%, 7–1–33	50	56

		329

TOTAL MUNICIPAL BONDS – 87.0%		$28,465
(Cost: $26,887)

2019	ANNUAL REPORT	51

SCHEDULE OF INVESTMENTS	IVY CALIFORNIA MUNICIPAL HIGH INCOME FUND (in thousands)

SEPTEMBER 30, 2019

SHORT-TERM SECURITIES	Principal	Value
Master Note – 2.9%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps),
2.170%, 10–7–19 (E)	$937	$937

Municipal Obligations – 10.5%
CA Statewide Cmnty Dev Auth, Multifam Hsng Rev Bonds (Wyndover Apts), Ser 2004 LL (GTD by FNMA) (BVAL plus 10 bps),
1.520%, 10–7–19 (E)	700	700
The Regents of the Univ of CA, Gen Rev Bonds, Ser AL (BVAL plus 9 bps),
1.520%, 10–1–19 (E)	1,300	1,300

SHORT-TERM SECURITIES (Continued)	Principal	Value
Municipal Obligations (Continued)
University of California (1-Month U.S. LIBOR plus 8 bps),
2.070%, 10–7–19 (E)	$1,450	$1,450

		3,450

TOTAL SHORT-TERM SECURITIES – 13.4%		$4,387
(Cost: $4,387)

TOTAL INVESTMENT SECURITIES – 100.4%		$32,852
(Cost: $31,274)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.4%)		(122)

NET ASSETS – 100.0%		$32,730

Notes to Schedule of Investments

(A)	Zero coupon bond.

(B)	Purchased on a when-issued basis with settlement subsequent to September 30, 2019.

(C)

Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2019 the total value of these securities amounted to $250 or 0.8% of net assets.

(D)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2019. Description of the reference rate and spread, if applicable, are included in the security description.

(E)

Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2019. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2019. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Municipal Bonds	$—	$28,465	$—
Short-Term Securities	—	4,387	—
Total	$—	$32,852	$—

The following acronyms are used throughout this schedule:

AGM = Assured Guaranty Municipal

BAMAC = Build America Mutual Assurance Co.

BVAL = Bloomberg Valuation Municipal AAA Benchmark

FNMA = Federal National Mortgage Association

GTD = Guaranteed

LIBOR = London Interbank Offered Rate

See Accompanying Notes to Financial Statements.

52	ANNUAL REPORT	2019

MANAGEMENT DISCUSSION	IVY CASH MANAGEMENT FUND

(UNAUDITED)

Below, Mira Stevovich, CFA, portfolio manager of the Ivy Cash Management Fund, discusses positioning, performance and results for the fiscal year ended September 30, 2019. She has managed the Fund for 21 years and has 32 years of industry experience.

The Fund’s fiscal year ended on September 30, 2019 with short-term rates lower after two rate cuts of 0.25-percentage-point each by the Federal Reserve (Fed) on July 31, 2019 and September 18, 2019. The rate cuts followed a December 2018 rate increase. During the fiscal year, prime money market funds saw assets increase as short-term rates increased. The economy continued to show growth, but with signs of slowing, the Fed was prompted to lower rates in an effort to prolong economic growth.

Variable rates, continued higher-quality bias

The Fund’s fiscal year started with the federal funds rate between 2.00-2.25% and ended in a range of 1.75-2.00%. The Fed continued to use an interest rate band of a quarter percentage point to manage the federal funds rate. The Reverse Repo Program continued as a tool to manage the band floor. Due to a narrowing of the spread between the effective federal funds rate and the interest on excess reserves (IOER), the IOER was set five basis points (bps) below the top of the federal interest rate band at the end of 2018. To maintain control of short-term rates, the Fed made subsequent adjustments to the IOER, setting it 10 bps below the top of the Fed fund band in January 2019, 15 bps below the top rate at the May meeting and moved to 20 bps below the top rate at the September 2019 meeting. As the fiscal year ended, it was necessary for the Fed to execute open market operations to inject bank reserves into the system to lower short-term rates that had increased substantially due to technical reasons. It was determined that it would be necessary for the Fed to continue to do this until bank reserves normalized. It is anticipated that the Fed may lower the federal funds rate again before year-end 2019. As a result, we will manage the Fund in a fashion based on the interest rate environment, closely monitoring any potential rate changes and adjusting investments accordingly.

The increased rates of interest early in the fiscal year boosted the performance of the Fund and rates on money market investments, in general. However, the interest rate cuts late in the fiscal year lowered the yield on money market securities and eventually caused the yield on the Fund to decline. The Securities and Exchange Commission (SEC) regulation requiring at least 30% of the Fund’s holdings to mature in five business days or less continues to affect the Fund’s return because very short maturities tend to carry the lowest interest rates.

Within the confines of the Fund’s liquidity and maturity requirements, we sought to maintain yield by purchasing longer-dated securities when credit spreads were wide. We have continued to invest in floating rate notes based on the one- or three-month London Interbank Offered Rate (LIBOR). These notes carry an attractive rate of interest, while allowing us to maintain a modest “weighted average maturity” (WAM). As the Fed adjusted rates, LIBOR rates have tracked these moves. The one-month LIBOR rate began the fiscal year at 2.26056%, peaked in December 2018 at 2.52238% and ended the fiscal year at 1.92738%. The three-month LIBOR rate began the fiscal year at 2.39838%, and moved upward, peaking at 2.82375% in December 2018 and ended the fiscal year at 1.98425%. We also began to invest in floating rate notes based on the daily effective federal funds rate, as well as the new SOFR (Secured Overnight Financing Rate) index, which is a daily measure of the cost of borrowing overnight funds collateralized by Treasury securities from a variety of sources. This index was established as a replacement for LIBOR, which will be discontinued at the end of 2021.

Credit quality remained an important factor in the management and performance of the Fund. We are cautious in our review of the companies and securities in which we invest. We select investments that we believe to be of the highest credit quality, based on our credit risk constraints, although this higher-quality bias can hold down yield.

Staying the course

This past fiscal year, we continued to emphasize investments of higher credit quality from a variety of industries and sectors, and we intend to continue to do so going forward. We remain selective of our investments. We intend to continue using floating-rate securities in the coming fiscal year as tools for managing the WAM of the Fund, while providing attractive yields. We also intend to include U.S. Treasury and government agency securities, as necessary.

We are managing the Fund to comply with SEC regulations of money market funds. The SEC added these regulations in an effort to provide money market investors with greater protection and more timely information about the funds in which they invest. To this end, we are maintaining daily and weekly liquidity levels according to the regulations. Liquidity and investing for diversification continue to be paramount in our management of the Fund. We will continue to manage the Fund in what we believe is a prudent manner and in accordance with SEC regulations.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and it is possible to lose money on your investment.

2019	ANNUAL REPORT	53

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

The opinions expressed in this report are those of the Fund’s portfolio manager and are current only through the end of the period of the report as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

54	ANNUAL REPORT	2019

PORTFOLIO HIGHLIGHTS	IVY CASH MANAGEMENT FUND

ALL DATA IS AS OF SEPTEMBER 30, 2019 (UNAUDITED)

Asset Allocation

Corporate Obligations	63.6%
Notes	34.3%
Commercial Paper	23.4%
Master Note	5.1%
Certificate Of Deposit	0.8%
United States Government and Government Agency Obligations	26.4%
Municipal Obligations	9.5%
Cash and Other Assets (Net of Liabilities)	0.5%

2019	ANNUAL REPORT	55

SCHEDULE OF INVESTMENTS	IVY CASH MANAGEMENT FUND (in thousands)

SEPTEMBER 30, 2019

CORPORATE OBLIGATIONS	Principal	Value
Certificate Of Deposit
Royal Bank of Canada (Federal Funds Rate plus 27 bps),
2.100%, 10–1–19 (A)	$10,000	$10,000

Total Certificate Of Deposit – 0.8%		10,000
Commercial Paper (B)
Bank of Nova Scotia (The) (Secured Overnight Financing Rate plus 23 bps),
2.050%, 10–1–19 (A)	15,000	15,000
Coca-Cola Co. (The),
2.610%, 11–13–19	20,000	19,936
EssilorLuxottica S.A.:
2.050%, 10–21–19	4,750	4,744
2.030%, 11–21–19	4,500	4,487
Exxon Mobil Corp.,
2.052%, 10–3–19	15,764	15,762
Florida Power & Light Co.,
2.112%, 10–7–19	8,000	7,997
International Paper Co.,
2.211%, 10–7–19	12,200	12,196
J.M. Smucker Co. (The),
2.151%, 10–3–19	12,250	12,249
Malayan Banking Berhad (GTD by Wells Fargo Bank N.A.):
2.480%, 10–22–19	22,000	21,967
2.850%, 10–28–19	10,000	9,978
Pricoa Short Term Funding LLC,
2.010%, 3–17–20	10,000	9,907
Royal Bank of Canada (Federal Funds Rate plus 35 bps),
2.180%, 10–1–19 (A)	15,000	15,000
Shell International Finance B.V. (GTD by Royal Dutch Shell plc),
2.020%, 6–18–20	15,000	14,783
Sonoco Products Co.,
2.150%, 10–1–19	4,833	4,833
Sysco Corp.,
2.180%, 10–1–19	12,431	12,431
Toronto-Dominion Bank,
2.840%, 10–18–19	10,000	9,986
UnitedHealth Group, Inc.:
2.252%, 10–4–19	3,200	3,199
2.020%, 10–16–19	35,180	35,148
2.030%, 10–17–19	24,000	23,977
Walt Disney Co. (The):
2.152%, 10–3–19	10,000	9,999
2.153%, 10–8–19	4,000	3,998
Wisconsin Gas LLC,
2.102%, 10–3–19	30,000	29,997

Total Commercial Paper – 23.4%		297,574
Master Note
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps),
2.170%, 10–7–19 (A)	63,765	63,765

Total Master Note – 5.1%		63,765

CORPORATE OBLIGATIONS (Continued)	Principal	Value
Notes
Banco del Estado de Chile (1-Month U.S. LIBOR plus 41 bps),
2.440%, 10–14–19 (A)	$25,000	$25,000
Banco del Estado de Chile (1-Month U.S. LIBOR plus 24 bps),
2.260%, 10–18–19 (A)	15,000	15,000
Banco del Estado de Chile (1-Month U.S. LIBOR plus 23 bps),
2.270%, 10–29–19 (A)	7,000	7,000
Banco del Estado de Chile (1-Month U.S. LIBOR plus 26 bps),
2.300%, 10–13–19 (A)	15,000	15,000
Bank of America N.A. (1-Month U.S. LIBOR plus 13 bps),
2.170%, 10–17–19 (A)	10,000	10,000
Bank of America N.A. (Federal Funds Rate plus 26 bps),
2.400%, 10–1–19 (A)	15,000	15,000
Bank of America N.A. (Federal Funds Rate plus 30 bps),
2.130%, 10–1–19 (A)	15,000	15,000
Bank of Montreal (1-Month U.S. LIBOR plus 16 bps),
2.220%, 10–6–19 (A)	25,000	25,000
Bank of Montreal (1-Month U.S. LIBOR plus 22 bps),
2.300%, 10–4–19 (A)	10,000	10,000
Bank of Montreal (3-Month U.S. LIBOR plus 3 bps),
2.240%, 11–7–19 (A)	15,000	15,000
Bank of Montreal (Secured Overnight Financing Rate plus 25 bps),
2.070%, 10–1–19 (A)	10,000	10,000
Bank of Nova Scotia (The) (1-Month U.S. LIBOR plus 23 bps),
2.270%, 10–20–19 (A)	15,000	15,000
Bank of Nova Scotia (The) (3-Month U.S. LIBOR plus 3 bps),
2.210%, 11–19–19 (A)	15,000	15,000
Bank of Nova Scotia (The) (Federal Funds Rate plus 37 bps),
2.200%, 10–1–19 (A)	15,000	15,000
Canadian Imperial Bank of Commerce (Secured Overnight Financing Rate plus 21 bps),
2.030%, 10–1–19 (A)	20,000	20,000
Corporacion Andina de Fomento,
2.550%, 7–18–20 (B)	22,417	22,355
John Deere Capital Corp. (3-Month U.S. LIBOR plus 30 bps),
2.420%, 12–15–19 (A)	17,055	17,072
Net Magan Two LLC (GTD by Federal Home Loan Bank) (1-Month U.S. LIBOR plus 10 bps),
2.350%, 10–7–19 (A)	15,200	15,200
Royal Bank of Canada (1-Month U.S. LIBOR plus 21 bps),
2.260%, 10–11–19 (A)	11,000	11,000
Royal Bank of Canada (Federal Funds Rate plus 28 bps),
2.110%, 10–1–19 (A)	25,000	25,000

CORPORATE OBLIGATIONS (Continued)	Principal	Value
Notes (Continued)
Toronto-Dominion Bank (1–Month U.S. LIBOR plus 18bps),
2.260%, 10–4–19 (A)	$10,000	$10,000
Toronto-Dominion Bank (1-Month U.S. LIBOR plus 24bps),
2.280%, 10–25–19 (A)	25,000	25,000
Toronto-Dominion Bank (Federal Funds Rate plus 37bps),
2.200%, 10–1–19 (A)	15,000	15,000
Wells Fargo & Co. (3-Month U.S. LIBOR plus 88 bps),
3.140%, 10–22–19 (A)	11,000	11,065
Wells Fargo Bank N.A. (1-Month U.S. LIBOR plus 29 bps),
2.120%, 10–1–19 (A)	12,000	12,000
Wells Fargo Bank N.A. (1-Month U.S. LIBOR plus 40 bps),
2.430%, 10–15–19 (A)	20,000	20,000
Wells Fargo Bank N.A. (3-Month U.S. LIBOR plus 18 bps),
2.500%, 10–2–19 (A)	8,000	8,000
Wells Fargo Bank N.A. (3-Month U.S. LIBOR plus 8 bps),
2.340%, 10–28–19 (A)	10,000	10,000

Total Notes – 34.3%		428,692

TOTAL CORPORATE OBLIGATIONS – 63.6%		$800,031
(Cost: $800,031)

MUNICIPAL OBLIGATIONS
California – 0.7%
University of California (1-Month U.S. LIBOR plus 8 bps),
2.070%, 10–7–19 (A)	9,115	9,115

Colorado – 0.1%
Sheridan Redev Agy CO Tax, Var Rfdg S Santa Fe Dr Corridor Redev PJ, Ser A-1 (GTD by JPMorgan Chase & Co.) (BVAL plus 30 bps),
2.400%, 10–7–19 (A)	1,300	1,300

Florida – 0.2%
Miami-Dade Cnty, FL, Seaport Rev Commercial PaperNotes, Ser 2019A-2 (GTD by Bank of America N.A.),
2.280%, 10–28–19	2,619	2,619

Kansas – 0.6%
Univ of KS Hosp Auth, Var Rate Demand Hlth Fac Rev Bonds (KU Hlth Sys), Ser 2004 (GTD by U.S. Bank N.A.) (BVAL plus 17 bps),
1.740%, 10–1–19 (A)	7,700	7,700

56	ANNUAL REPORT	2019

SCHEDULE OF INVESTMENTS	IVY CASH MANAGEMENT FUND (in thousands)

SEPTEMBER 30, 2019

MUNICIPAL OBLIGATIONS (Continued)	Principal	Value
Mississippi – 0.2%
MS Business Fin Corp., Gulf Opp Zone Indl Dev Rev Bonds (Chevron USA, Inc. Proj), Ser 2007D (GTD by Chevron Corp.) (BVAL plus 19 bps),
1.820%, 10–1–19 (A)	$3,100	$3,100

Missouri – 0.3%
Kansas City, MO, Var Rate Dem Taxable Spl Oblig Rfdg Bonds (President Hotel Redev Proj), Ser 2009B (GTD by JPMorgan Chase & Co.) (BVAL plus 22 bps),
2.100%, 10–7–19 (A)	4,000	4,000

New York – 1.6%
Long Island Power Auth, Elec Sys Gen Rev Commercial Paper Notes, Ser 2015GR-4A (GTD by Royal Bank of Canada),
2.150%, 10–10–19	10,000	10,000
Long Island Power Auth, Elec Sys Rev Commercial Paper Notes, Ser 2015GR-1A,
2.150%, 10–1–19	10,000	10,000

		20,000

Pennsylvania – 0.5%
EPC – Allentown, LLC, Incr Taxable Var Rate Demand Bonds, Ser 2005 (GTD by U.S. Bank N.A.) (1-Week U.S. LIBOR plus 10 bps),
2.100%, 10–7–19 (A)	5,835	5,835

MUNICIPAL OBLIGATIONS (Continued)	Principal	Value
South Carolina – 4.9%
SC Pub Svc Auth, Rev Commercial Paper Notes, Ser DD (GTD by Bank of America N.A.):
2.320%, 10–1–19	$45,161	$45,161
2.250%, 11–14–19	16,993	16,993

		62,154

Wyoming – 0.4%
Uinta Cnty, WY, Pollutn Ctl Rfdg Rev Bonds (Chevron USA, Inc. Proj), Ser 1992 (GTD by Chevron Corp.) (BVAL plus 19 bps),
1.820%, 10–1–19 (A)	5,000	5,000

TOTAL MUNICIPAL OBLIGATIONS – 9.5%		$120,823
(Cost: $120,823)

UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
Treasury Bills (B) – 9.6%
U.S. Treasury Bills:
2.157%, 10–3–19	5,000	4,999
2.067%, 10–8–19	10,000	9,996
1.990%, 10–10–19	17,000	16,991
1.820%, 10–15–19	9,000	8,993
1.990%, 10–17–19	20,000	19,981
1.860%, 10–22–19	3,000	2,997
1.960%, 10–24–19	5,000	4,994
2.010%, 10–31–19	3,200	3,194
1.940%, 11–7–19	14,000	13,971

UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Continued)	Principal	Value
Treasury Bills (B) (Continued)
1.920%, 11–14–19	$15,000	$14,964
1.910%, 12–5–19	10,000	9,965
1.900%, 12–12–19	10,000	9,962

		121,007

United States Government Agency Obligations – 16.8%
Overseas Private Investment Corp. (GTD by U.S. Government) (3-Month U.S. TB Rate):
2.200%, 10–2–19 (A)	12,500	12,500
2.200%, 10–7–19 (A)	156,172	156,172
2.220%, 10–7–19 (A)	20,984	20,985
2.530%, 11–17–19 (A)	10,000	10,000
2.790%, 2–19–20 (A)	11,000	11,000

		210,657

TOTAL UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS – 26.4%		$331,664
(Cost: $331,664)

TOTAL INVESTMENT SECURITIES – 99.5%		$1,252,518
(Cost: $1,252,518)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.5%		6,645

NET ASSETS – 100.0%		$1,259,163

Notes to Schedule of Investments

(A)

Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2019. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

(B)	Rate shown is the yield to maturity at September 30, 2019.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2019. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Corporate Obligations	$—	$800,031	$—
Municipal Obligations	—	120,823	—
United States Government and Government Agency Obligations	—	331,664	—
Total	$—	$1,252,518	$—

The following acronyms are used throughout this schedule:

BVAL = Bloomberg Valuation Municipal AAA Benchmark

GTD = Guaranteed

LIBOR = London Interbank Offered Rate

TB = Treasury Bill

See Accompanying Notes to Financial Statements.

2019	ANNUAL REPORT	57

MANAGEMENT DISCUSSION	IVY CORPORATE BOND FUND

(UNAUDITED)

Below, Mark G. Beischel, CFA, and Susan K. Regan, co-portfolio managers of the Ivy Corporate Bond Fund, discuss positioning, performance and results for the fiscal year ended September 30, 2019. Mr. Beischel has managed the Fund since April 2018 and has 26 years of industry experience. Ms. Regan has managed the Fund since April 2018 and has 32 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended September 30, 2019
Ivy Corporate Bond Fund
(Class A shares at net asset value)	11.48%
Ivy Corporate Bond Fund
(Class A shares including sales charges)	5.02%

Benchmark(s) and Morningstar Category
Bloomberg Barclays U.S. Credit Index	12.63%
(generally reflects the performance of securities representing the U.S. credit market)
Morningstar Corporate Bond Category Average	10.90%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses, while index returns do not include any such fees. The performance discussion below is based on net asset value (NAV).

Market review

The past fiscal year was very eventful for many asset classes. U.S. Treasury yields reversed their rise from the prior fiscal year. The 10-year U.S. Treasury yield started the period at 3.06%, peaked at 3.24% in November 2018, then declined to 1.66% at the end of the fiscal year. Typically, a decline of this magnitude would signal a risk-off environment, yet risky assets did well in the past year, with the S&P 500 Index rising over 4% during the period. Credit spreads in investment grade underperformed equities with the spread on the Fund’s benchmark, the Bloomberg Barclays U.S. Credit Index, widening from 100 basis points (bps) to 109 bps during the year. This was more than offset by the move in U.S. Treasuries resulting in a total return of 12.63% for investment grade. Similarly, high yield posted a strong return of 10.97% for the year, mainly due to the move in U.S. Treasury rates and coupon income, while the spread on the index widened from 316 bps to 373 bps in the period.

Macroeconomic data significantly worsened as U.S.-China trade tensions caused weakening in global growth. The Institute for Supply Management (ISM) manufacturing index declined from 59.5 to 47.8 during the year, which took the index from a solid expansionary number to one indicating contraction. The service sector and consumption held up better in the U.S., but trended down as the ISM non-manufacturing index declined from 60.8 to 52.6 in the past year, though it remained in expansion territory. Payroll growth for the past fiscal year averaged 173,000 per month, down from the 204,000 monthly average for the prior fiscal year, but enough to push the unemployment rate down from 3.7% to 3.5%. The favorable labor market has allowed consumption, which comprises roughly 70% of the economy, to hold up well despite the weakness in manufacturing.

The weakening data caused the Federal Reserve (Fed) to pivot abruptly over the last year. At the beginning of the fiscal year, the federal funds rate range was 2.00-2.25% and the market was pricing in future rate hikes. The Fed raised rates in December 2018, but it changed course in January and the market began to price in a dovish outcome. Since that time, the Fed has cut rates twice — July and September — with the market expecting further cuts in the future.

Investment grade saw two opposing forces drive credit spreads in the past year. On one hand, fundamentals in the space have weakened with leverage, ratings and duration worsening year over year. During the year, leverage, excluding commodity sectors, climbed 0.2-times to 3.1-times, a level not seen in 20 years. The benchmark’s level of BBB securities, which has grown for decades, climbed in the past year from approximately 43% to 45%. Lastly, duration of the benchmark increased to 7.6 years from 7.0 years at the beginning of the fiscal year. Lengthening duration magnifies price movement based on interest rates, as well as spread changes, so we believe the risk of the market has increased.

On the flip side, investment grade has been positively affected by the technical backdrop of the market. Supply, flows and negative yields globally have been powerful forces that have offset weakening fundamentals and helped keep spreads from widening further in the past year. Issuance in calendar year 2019 is similar to what we saw in the same period in 2018, which was itself down 18% over 2017 in gross issuance and down 40% in issuance net of redemptions, so we are continuing to see relatively muted issuance trends the last two years. Inflows into the asset class for the first nine months of calendar year

58	ANNUAL REPORT	2019

2019 were $161 billion, higher than $57 billion in the same period of calendar year 2018. Lastly, relative yields in the U.S. investment grade market remain attractive versus the $14.8 trillion in negative yielding global debt.

Performance and positioning

The Fund had a positive return for the fiscal period and outperformed its Morningstar peer group average, but underperformed its benchmark. We remain conservative in our positioning relative to the opportunity set for the Fund. We continue to believe that eventually the negative fundamentals in the market will win over the positive technical factors. However, we are cognizant this may take time to play out as the technical support is strong and could continue in the future.

In order to optimize risk and reward in this context, we have constructed the Fund to be conservative relative to the benchmark, but yield a similar amount as the benchmark. We have done this by having the Fund’s riskier, or lower rated credits, be much shorter duration than the higher quality credits in the portfolio. For example, the Fund’s spread exceeds the spread of the benchmark for all durations up to 10 years, but the Fund’s spread relative to the benchmark is over 40 bps tighter on credits with duration greater than 10 years. Based on this positioning, our spread and yield is very similar to the benchmark, but the composition of the Fund’s risk may result in less volatile performance for a given change in spreads.

Over the past fiscal year, our risk relative to the benchmark has decreased slightly, while duration relative to the benchmark has remained relatively flat and remains slightly under benchmark duration. By industry, the largest increases in weightings were the technology sector followed by the utility sector, while the financial and consumer cyclical sectors were the largest decreases. During the year, we moved the portfolio into less cyclical sectors and less cyclical companies within sectors. The Fund increased its exposure to the BBB space, at the expense of A and AA rated credit. However, the Fund’s riskier credits tend to be shorter duration on average relative to the benchmark. Additionally, the BBB space has seen more favorable fundamental improvement than the A rated space in terms of both leverage trends and ratings migrations.

Outlook

Going forward, we believe the financial markets will likely be driven by the two principal concerns that have been the focus of investors in 2019 — Fed policy and trade policy. U.S.-China trade tensions escalated with President Donald Trump announcing an additional 15% tariff starting on September 1, as well as other tariffs targeted for October and December. Many believe a truce may develop with the remaining tariffs put on hold, but incremental damage to growth has already occurred and trade remains unpredictable. Adding to this uncertainty is the 2020 election cycle, which has the potential to significantly impact risk asset valuations. We may also see dramatic changes to relative performance of various sectors as the policy differences between the U.S. and China are historically wide.

After easing by 25 bps twice, we believe the Fed is likely to cut rates again in 2019. We think macroeconomic data may continue to soften and likely fall short of expectations in the fourth quarter of calendar year 2019 due to trade policy uncertainty, Brexit and geopolitical concerns.

We believe credit spreads should widen in the near future due to a few factors. First, macroeconomic data points are likely to underwhelm relative to consensus. We believe the cloud of uncertainty will continue for businesses over the next year and may worsen with election uncertainty. Consumer spending has been strong, but may weaken unless the manufacturing sector pulls out of its slump. Secondly, fundamentals in corporate credit remain stretched with corporate balance sheets at their most levered levels post-crisis. Lastly, duration in investment grade marketplace continues to rise.

Outside of investment grade, cracks are forming in certain areas of credit, most notably high yield and leveraged loans. CCC-rated debt has meaningfully lagged high yield for the year to date in calendar 2019. Additionally, the ratio of bonds trading below 70% of face value, a so-called distressed ratio, is at higher levels than during the fourth quarter of 2018 when risk assets sold off materially. We believe this portends an increase in the default rate. While this has generally not bled into the investment grade spread, it does speak to investor caution for risky assets.

The technical backdrop for spreads remains relatively positive. We continue to expect net supply to be materially lower than last year due to smaller merger and acquisition volume and tax changes reducing the incentive to issue debt. However, we expect a higher amount of total fixed income issuance principally from U.S. deficit funding. On the demand side, we see trends modestly supportive of spreads. Mutual fund flows remain robust and are likely to continue in the near future, but demand may be reduced due to yield compression.

Given our expectation for modest widening of spreads in the near term, we believe our conservative positioning relative to the benchmark is appropriate. We will be opportunistic in our credit selection and overall positioning to take advantage of the opportunities and dislocations as they present themselves.

2019	ANNUAL REPORT	59

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Fixed-income securities are subject to interest rate risk and, as such, the Fund’s net asset value may fall as interest rates rise.

Certain U.S. government securities in which the Fund may invest, such as Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government. However, other U.S. government securities in which the Fund may invest, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLB) are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the Fund’s portfolio managers and are current only through the end of the period of the report as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Ivy Corporate Bond Fund.

60	ANNUAL REPORT	2019

PORTFOLIO HIGHLIGHTS	IVY CORPORATE BOND FUND

ALL DATA IS AS OF SEPTEMBER 30, 2019 (UNAUDITED)

Asset Allocation

Bonds	96.9%
Corporate Debt Securities	90.4%
Asset-Backed Securities	2.5%
Municipal Bonds — Taxable	1.9%
Other Government Securities	1.3%
United States Government Obligations	0.6%
Mortgage-Backed Securities	0.2%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	3.1%

Quality Weightings

Investment Grade	96.3%
AAA	2.2%
AA	11.8%
A	32.7%
BBB	49.6%
Non-Investment Grade	0.6%
BB	0.4%
Non-rated	0.2%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	3.1%

Our preference is to always use ratings obtained from Standard & Poor’s, Moody’s, and Fitch. It is each Portfolio’s general policy to classify such security at the lower rating level if only two ratings are available. If more than two ratings are available and a median exists, the median is used. If more than two ratings exist without a median, the lower of the two middle ratings is used. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2019	ANNUAL REPORT	61

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY CORPORATE BOND FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class E	Class I	Class N	Class R	Class Y
1-year period ended 9-30-19	5.02%	5.66%	10.52%	9.02%	11.84%	12.19%	11.20%	11.62%
5-year period ended 9-30-19	2.34%	1.88%	2.62%	—	3.85%	—	—	—
10-year period ended 9-30-19	3.05%	2.62%	2.72%	—	3.97%	—	—	—
Since Inception of Class through 9-30-19(5)	—	—	—	3.41%	—	5.09%	4.26%	4.60%

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A and Class E Shares carry a maximum front-end sales load of 5.75% and 2.50%, respectively. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N, Class R and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	10-16-17 for Class E shares, 10-16-17 for Class N shares, 10-16-17 for Class R shares and 10-16-17 for Class Y shares (the date on which shares were first acquired by shareholders).

The Fund commenced operations on October 16, 2017, in connection with a reorganization (the “Reorganization”) in which the Fund acquired all of the assets and liabilities of the Waddell & Reed Advisors Bond Fund (the “Predecessor Fund”). Prior to the Reorganization, the Fund was a “shell” fund with no assets and had not commenced operations. As a result of the Reorganization, the Fund has adopted the performance of the Predecessor Fund. Therefore, the returns presented below for the Fund reflect the performance of the Predecessor Fund through October 16, 2017 and the performance of the Fund thereafter.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

62	ANNUAL REPORT	2019

SCHEDULE OF INVESTMENTS	IVY CORPORATE BOND FUND (in thousands)

SEPTEMBER 30, 2019

ASSET-BACKED SECURITIES	Principal	Value
AerCap Ireland Capital Ltd. and AerCap Global Aviation Trust,
3.500%, 5–26–22	$1,750	$1,795
Air Canada Enhanced Equipment Trust, Series 2015-2, Class AA,
3.750%, 12–15–27 (A)	3,421	3,620
American Airlines Class A Pass-Through Certificates, Series 2016-2,
3.650%, 6–15–28	1,754	1,828
American Airlines Class AA Pass-Through Certificates, Series 2016-2,
3.200%, 6–15–28	2,631	2,700
American Airlines Class AA Pass-Through Certificates, Series 2017-2,
3.350%, 10–15–29	946	974
American Airlines, Inc. Pass-Through Certificates, Series 2016-1, Class AA,
3.575%, 1–15–28	3,427	3,611
American Airlines, Inc. Pass-Through Certificates, Series 2017-1, Class AA,
3.650%, 2–15–29	438	466
SBA Tower Trust, Series 2016-1 (GTD by SBA Guarantor LLC and SBA Holdings LLC),
2.877%, 7–9–21 (A)	3,500	3,512
United Airlines Pass-Through Certificates, Series 2016-AA,
3.100%, 7–7–28	4,551	4,660

TOTAL ASSET-BACKED SECURITIES – 2.5%		$23,166
(Cost: $22,377)

CORPORATE DEBT SECURITIES
Communication Services

Cable & Satellite – 1.7%
Charter Communications Operating LLC and Charter Communications Operating Capital Corp.,
4.464%, 7–23–22	2,000	2,106
Comcast Corp. (GTD by Comcast Cable Communications and NBCUniversal):
1.625%, 1–15–22	5,000	4,981
3.900%, 3–1–38	1,000	1,107
4.600%, 10–15–38	5,000	5,991
DIRECTV Holdings LLC and DIRECTV Financing Co., Inc.,
3.950%, 1–15–25	1,865	1,924

		16,109

Integrated Telecommunication Services – 2.3%
AT&T, Inc.:
2.950%, 7–15–26	4,500	4,564
3.800%, 2–15–27	500	530
4.350%, 3–1–29	4,000	4,421

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Integrated Telecommunication Services (Continued)
Verizon Communications, Inc.:
4.329%, 9–21–28	$2,500	$2,836
5.250%, 3–16–37	2,250	2,796
4.812%, 3–15–39	4,672	5,603

		20,750

Interactive Home Entertainment – 0.9%
Activision Blizzard, Inc.:
2.300%, 9–15–21	5,250	5,263
2.600%, 6–15–22	3,000	3,031

		8,294

Movies & Entertainment – 0.5%
TWDC Enterprises 18 Corp.,
3.700%, 12–1–42	1,000	1,127
Walt Disney Co. (The):
4.125%, 12–1–41	2,000	2,354
4.125%, 6–1–44	1,000	1,209

		4,690

Publishing – 0.5%
Thomson Reuters Corp.:
3.350%, 5–15–26	2,150	2,215
5.850%, 4–15–40	2,000	2,401

		4,616

Wireless Telecommunication Service – 1.6%
Crown Castle Towers LLC:
3.222%, 5–15–22 (A)	2,000	2,021
3.663%, 5–15–25 (A)	5,120	5,361
4.241%, 7–15–28 (A)	2,500	2,750
Sprint Spectrum L.P.,
3.360%, 9–20–21 (A)	4,500	4,517

		14,649

Total Communication Services – 7.5%		69,108
Consumer Discretionary

Auto Parts & Equipment – 0.3%
Lear Corp.,
3.800%, 9–15–27	3,000	3,018

Automobile Manufacturers – 0.2%
General Motors Co.,
5.000%, 10–1–28	1,750	1,860

Casinos & Gaming – 0.3%
Las Vegas Sands Corp.,
3.500%, 8–18–26	2,650	2,692

Education Services – 0.2%
University of Southern California,
3.028%, 10–1–39	2,000	2,062

Footwear – 1.0%
NIKE, Inc.,
3.875%, 11–1–45	8,000	9,149

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Home Improvement Retail – 0.6%
Home Depot, Inc. (The),
4.200%, 4–1–43	$4,700	$5,523

Hotels, Resorts & Cruise Lines – 0.4%
Royal Caribbean Cruises Ltd.,
2.650%, 11–28–20	3,108	3,121

Restaurants – 0.4%
Starbucks Corp.,
4.450%, 8–15–49	3,000	3,483

Total Consumer Discretionary – 3.4%		30,908
Consumer Staples

Brewers – 1.5%
Anheuser-Busch Inbev Finance, Inc. (GTD by AB INBEV/BBR/COB),
4.700%, 2–1–36	9,500	10,987
Molson Coors Brewing Co.,
2.250%, 3–15–20	2,500	2,498

		13,485

Distillers & Vintners – 0.1%
Constellation Brands, Inc.,
2.650%, 11–7–22	1,000	1,011

Drug Retail – 1.0%
CVS Health Corp.:
4.100%, 3–25–25	4,000	4,271
3.250%, 8–15–29	3,125	3,142
5.050%, 3–25–48	1,500	1,706

		9,119

Hypermarkets & Super Centers – 0.5%
Walmart, Inc.,
4.050%, 6–29–48	3,750	4,505

Packaged Foods & Meats – 2.9%
General Mills, Inc.,
3.200%, 4–16–21	6,000	6,092
Mars, Inc.:
3.200%, 4–1–30 (A)	7,375	7,804
3.875%, 4–1–39 (A)	1,000	1,117
Nestle Holdings, Inc.,
3.900%, 9–24–38 (A)	5,500	6,358
Smithfield Foods, Inc.:
2.650%, 10–3–21 (A)	3,000	2,971
3.350%, 2–1–22 (A)	2,000	2,006

		26,348

Soft Drinks – 1.1%
Keurig Dr Pepper, Inc.,
4.057%, 5–25–23	2,250	2,381
PepsiCo, Inc.:
3.450%, 10–6–46	4,500	4,853
3.375%, 7–29–49	3,125	3,336

		10,570

2019	ANNUAL REPORT	63

SCHEDULE OF INVESTMENTS	IVY CORPORATE BOND FUND (in thousands)

SEPTEMBER 30, 2019

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Tobacco – 1.3%
Altria Group, Inc. (GTD by Philip Morris USA, Inc.):
3.490%, 2–14–22	$3,380	$3,467
2.850%, 8–9–22	2,250	2,277
Imperial Brands Finance plc,
3.125%, 7–26–24 (A)	2,800	2,806
Philip Morris International, Inc.,
2.875%, 5–1–24	3,100	3,181

		11,731

Total Consumer Staples – 8.4%		76,769
Energy

Oil & Gas Equipment & Services – 0.6%
Baker Hughes, a GE Co. LLC and Baker Hughes Co-Obligor, Inc.,
3.337%, 12–15–27	2,000	2,052
Halliburton Co.,
5.000%, 11–15–45	3,000	3,362

		5,414

Oil & Gas Exploration & Production – 1.7%
BP Capital Markets plc (GTD by BP plc),
3.216%, 11–28–23	5,000	5,192
Canadian Natural Resources Ltd.,
3.850%, 6–1–27	7,250	7,648
ConocoPhillips Co. (GTD by ConocoPhillips),
4.150%, 11–15–34	1,193	1,312
EQT Corp.,
3.000%, 10–1–22	1,500	1,443

		15,595

Oil & Gas Refining & Marketing – 0.1%
Phillips 66 (GTD by Phillips 66 Co.) (3-Month U.S. LIBOR plus 60 bps),
2.732%, 2–26–21 (B)	1,000	1,000

Oil & Gas Storage & Transportation – 5.6%
Boardwalk Pipelines L.P. (GTD by Boardwalk Pipeline Partners L.P.),
4.450%, 7–15–27	3,090	3,180
Colonial Pipeline Co.,
4.250%, 4–15–48 (A)	2,000	2,309
Colorado Interstate Gas Co.,
4.150%, 8–15–26 (A)	6,000	6,304
Energy Transfer Partners L.P.:
4.950%, 6–15–28	2,750	3,023
4.900%, 3–15–35	750	775
EQT Midstream Partners L.P.,
4.750%, 7–15–23	2,500	2,509
Midwest Connector Capital Co. LLC,
3.900%, 4–1–24 (A)	2,200	2,318
Plains All American Pipeline L.P. and PAA Finance Corp.,
3.600%, 11–1–24	4,469	4,576
Sabal Trail Transmission LLC,
4.246%, 5–1–28 (A)	5,000	5,459
Sabine Pass Liquefaction LLC,
4.200%, 3–15–28	1,500	1,590

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Oil & Gas Storage & Transportation (Continued)
Sunoco Logistics Partners Operations L.P. (GTD by Sunoco Logistics Partners L.P.),
4.400%, 4–1–21	$2,551	$2,620
Tennessee Gas Pipeline Co.,
7.000%, 3–15–27	3,000	3,704
TransCanada Corp.,
5.100%, 3–15–49	4,500	5,407
Transcontinental Gas Pipe Line Co. LLC,
4.600%, 3–15–48	2,000	2,216
Williams Partners L.P.:
3.750%, 6–15–27	4,000	4,138
4.850%, 3–1–48	1,500	1,610

		51,738

Total Energy – 8.0%		73,747
Financials

Asset Management & Custody Banks – 1.6%
Ares Capital Corp.:
3.875%, 1–15–20	635	636
4.250%, 3–1–25	2,500	2,575
BlackRock, Inc.,
3.250%, 4–30–29	3,100	3,321
Blackstone Holdings Finance Co. LLC,
2.500%, 1–10–30 (A)	3,125	3,033
Brookfield Finance, Inc. (GTD by Brookfield Asset Management, Inc.),
4.850%, 3–29–29	4,500	5,094

		14,659

Consumer Finance – 1.9%
Capital One Financial Corp.,
4.200%, 10–29–25	3,500	3,730
Ford Motor Credit Co. LLC:
2.425%, 6–12–20	5,000	4,987
5.875%, 8–2–21	2,500	2,619
2.979%, 8–3–22	2,000	1,980
General Motors Financial Co., Inc. (GTD by AmeriCredit Financial Services, Inc.),
3.200%, 7–6–21	4,500	4,546

		17,862

Diversified Banks – 9.4%
Banco Santander S.A.,
3.500%, 4–11–22	2,500	2,566
Bank of America Corp.:
2.503%, 10–21–22	2,000	2,014
4.200%, 8–26–24	6,000	6,436
4.244%, 4–24–38	3,000	3,435
6.300%, 12–29–49 (C)	2,000	2,250
Bank of America Corp. (3-Month U.S. LIBOR plus 77 bps),
3.057%, 2–5–26 (B)	1,000	990
Bank of New York Mellon Corp. (The),
2.500%, 4–15–21	2,000	2,015

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Diversified Banks (Continued)
BB&T Corp.:
2.050%, 5–10–21	$5,500	$5,496
2.750%, 4–1–22	3,000	3,045
Citizens Bank N.A.,
3.250%, 2–14–22	1,750	1,793
Commonwealth Bank of Australia,
2.000%, 9–6–21 (A)(C)	3,500	3,497
Danske Bank A.S.,
2.700%, 3–2–22 (A)	2,000	2,009
Fifth Third Bank N.A.,
2.250%, 6–14–21	2,500	2,508
HSBC Holdings plc,
3.803%, 3–11–25	4,750	4,948
Huntington Bancshares, Inc.,
2.300%, 1–14–22	1,500	1,508
ING Groep N.V.,
3.550%, 4–9–24	2,425	2,534
KeyBank N.A.,
3.300%, 2–1–22	1,250	1,286
Korea Development Bank,
3.000%, 3–19–22	1,875	1,910
Mitsubishi UFJ Financial Group, Inc.,
2.190%, 9–13–21	6,500	6,491
Mizuho Financial Group, Inc.,
2.953%, 2–28–22	4,000	4,057
Royal Bank of Canada:
2.350%, 10–30–20	4,000	4,017
2.500%, 1–19–21	4,000	4,027
Toronto-Dominion Bank,
3.250%, 3–11–24	3,125	3,268
U.S. Bancorp,
3.375%, 2–5–24	4,000	4,210
U.S. Bank N.A.,
3.450%, 11–16–21	3,000	3,087
Wells Fargo & Co.:
2.100%, 7–26–21	1,000	1,000
3.069%, 1–24–23	500	509
4.150%, 1–24–29	1,500	1,661
Westpac Banking Corp.,
2.000%, 8–19–21	4,000	3,995

		86,562

Financial Exchanges & Data – 0.6%
Intercontinental Exchange, Inc.,
4.250%, 9–21–48	4,250	5,067

Insurance Brokers – 0.7%
Marsh & McLennan Cos., Inc.,
3.500%, 12–29–20	4,000	4,064
Willis North America, Inc.,
2.950%, 9–15–29	2,800	2,747

		6,811

Investment Banking & Brokerage – 3.1%
Cantor Fitzgerald L.P.,
4.875%, 5–1–24 (A)	1,375	1,452
Credit Suisse Group Funding (Guernsey) Ltd.,
3.125%, 12–10–20	1,500	1,514
Daiwa Securities Group, Inc.,
3.129%, 4–19–22 (A)	4,000	4,064

64	ANNUAL REPORT	2019

SCHEDULE OF INVESTMENTS	IVY CORPORATE BOND FUND (in thousands)

SEPTEMBER 30, 2019

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Investment Banking & Brokerage (Continued)
Goldman Sachs Group, Inc. (The):
2.350%, 11–15–21	$3,000	$3,003
2.905%, 7–24–23	1,000	1,014
3.272%, 9–29–25	1,500	1,548
3.750%, 2–25–26	1,000	1,058
3.500%, 11–16–26	1,000	1,040
4.017%, 10–31–38	4,000	4,304
Morgan Stanley:
4.875%, 11–1–22	2,000	2,145
3.875%, 1–27–26	7,000	7,510

		28,652

Life & Health Insurance – 3.8%
Aflac, Inc.,
4.750%, 1–15–49	2,750	3,354
Athene Holding Ltd.,
4.125%, 1–12–28	3,000	3,085
Metropolitan Life Insurance Co.,
3.450%, 10–9–21 (A)	2,000	2,055
New York Life Global Funding:
2.000%, 4–13–21 (A)	2,500	2,501
2.300%, 6–10–22 (A)(C)	3,000	3,017
2.900%, 1–17–24 (A)	1,500	1,546
2.350%, 7–14–26 (A)	3,000	3,007
Northwestern Mutual Life Insurance Co. (The),
3.850%, 9–30–47 (A)	3,000	3,204
Principal Life Global Funding II:
2.625%, 11–19–20 (A)	3,500	3,520
3.000%, 4–18–26 (A)	4,000	4,131
Protective Life Global Funding,
2.262%, 4–8–20 (A)	2,500	2,501
Sumitomo Life Insurance Co.,
4.000%, 9–14–77 (A)(C)	3,000	3,116

		35,037

Other Diversified Financial Services – 2.9%
Citigroup, Inc.:
2.700%, 3–30–21	4,000	4,039
3.500%, 5–15–23	1,000	1,036
4.450%, 9–29–27	1,500	1,637
3.980%, 3–20–30	4,125	4,497
JPMorgan Chase & Co.:
2.700%, 5–18–23	6,000	6,103
3.220%, 3–1–25	5,000	5,179
3.540%, 5–1–28	3,500	3,687

		26,178

Property & Casualty Insurance – 0.6%
Aon Corp. (GTD by Aon plc),
3.750%, 5–2–29	5,000	5,337

Regional Banks – 1.8%
First Republic Bank,
2.500%, 6–6–22	5,000	5,025
PNC Bank N.A.,
2.450%, 11–5–20	736	739
PNC Financial Services Group, Inc. (The):
2.600%, 7–23–26	3,125	3,164
3.450%, 4–23–29	3,000	3,203

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Regional Banks (Continued)
SunTrust Banks, Inc.,
3.200%, 4–1–24	$4,500	$4,679

		16,810

Reinsurance – 0.3%
Reinsurance Group of America, Inc.,
3.900%, 5–15–29	2,800	2,980

Specialized Finance – 0.6%
Diamond 1 Finance Corp. and Diamond 2 Finance Corp.:
4.420%, 6–15–21 (A)	2,000	2,062
8.100%, 7–15–36 (A)	2,500	3,190

		5,252

Total Financials – 27.3%		251,207
Health Care

Biotechnology – 0.8%
Amgen, Inc.:
2.200%, 5–11–20	3,500	3,499
4.950%, 10–1–41	3,000	3,554

		7,053

Health Care Distributors – 0.3%
McKesson Corp.,
3.650%, 11–30–20	2,500	2,541

Health Care Equipment – 0.7%
Becton Dickinson & Co.,
2.894%, 6–6–22	3,050	3,097
Boston Scientific Corp.,
4.550%, 3–1–39	3,125	3,689

		6,786

Health Care Facilities – 0.3%
HCA, Inc. (GTD by HCA Holdings, Inc.),
4.125%, 6–15–29	2,825	2,958

Health Care Services – 0.5%
Cigna Corp.,
3.400%, 9–17–21	4,500	4,602

Health Care Supplies – 1.3%
Abbott Laboratories,
4.750%, 11–30–36	5,000	6,145
Shire Acquisitions Investments Ireland Designated Activity Co.,
2.400%, 9–23–21	6,000	6,028

		12,173

Life Sciences Tools & Services – 0.7%
Agilent Technologies, Inc.,
2.750%, 9–15–29	3,125	3,091
PerkinElmer, Inc.,
3.300%, 9–15–29	2,800	2,797

		5,888

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Managed Health Care – 0.6%
Humana, Inc.,
2.900%, 12–15–22	$2,000	$2,034
UnitedHealth Group, Inc.,
3.500%, 2–15–24	3,500	3,683

		5,717

Pharmaceuticals – 2.8%
Bayer U.S. Finance II LLC,
4.375%, 12–15–28 (A)	5,000	5,400
Bayer U.S. Finance LLC,
3.000%, 10–8–21 (A)	500	506
Bristol–Myers Squibb Co.,
2.900%, 7–26–24 (A)	3,125	3,225
Elanco Animal Health, Inc.,
3.912%, 8–27–21	2,250	2,304
Perrigo Finance Unlimited Co. (GTD by Perrigo Co. plc),
3.500%, 3–15–21	2,000	2,009
Pfizer, Inc.,
3.900%, 3–15–39	4,500	5,038
Zoetis, Inc.:
3.900%, 8–20–28	4,000	4,378
4.700%, 2–1–43	2,500	3,000

		25,860

Total Health Care – 8.0%		73,578
Industrials

Aerospace & Defense – 3.7%
BAE Systems Holdings, Inc.:
3.800%, 10–7–24(A)	5,000	5,252
3.850%, 12–15–25(A)	4,800	5,047
Boeing Co. (The):
1.650%, 10–30–20	2,500	2,487
3.750%, 2–1–50	5,125	5,548
Huntington Ingalls Industries, Inc.,
3.483%, 12–1–27	2,750	2,858
L3Harris Technologies, Inc.,
3.850%, 12–15–26(A)	4,000	4,305
Northrop Grumman Corp.,
3.200%, 2–1–27	5,000	5,234
Rockwell Collins, Inc.,
2.800%, 3–15–22	3,500	3,558

		34,289

Air Freight & Logistics – 0.3%
FedEx Corp.,
3.100%, 8–5–29	3,000	2,982

Airlines – 0.5%
Aviation Capital Group Corp.,
2.875%, 1–20–22(A)	2,000	2,008
Sydney Airport Finance,
3.625%, 4–28–26(A)	2,000	2,088

		4,096

Building Products – 0.3%
Allegion plc,
3.500%, 10–1–29	2,800	2,828

2019	ANNUAL REPORT	65

SCHEDULE OF INVESTMENTS	IVY CORPORATE BOND FUND (in thousands)

SEPTEMBER 30, 2019

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Environmental & Facilities Services – 1.2%
Waste Connections, Inc.,
3.500%, 5–1–29	$6,000	$6,402
Waste Management, Inc. (GTD by Waste Management Holdings, Inc.),
4.150%, 7–15–49	4,000	4,676

		11,078

Industrial Conglomerates – 1.1%
General Electric Capital Corp.,
2.342%, 11–15–20	7,787	7,768
General Electric Co.,
2.700%, 10–9–22	2,000	2,005

		9,773

Industrial Machinery – 0.3%
Roper Technologies, Inc.,
2.950%, 9–15–29	3,000	3,008

Railroads – 1.1%
Burlington Northern Santa Fe LLC,
4.550%, 9–1–44	2,000	2,402
Kansas City Southern:
4.300%, 5–15–43	2,525	2,754
4.700%, 5–1–48	1,000	1,195
Union Pacific Corp.,
3.550%, 8–15–39	3,125	3,274

		9,625

Research & Consulting Services – 0.7%
RELX Capital, Inc. (GTD by RELX plc),
4.000%, 3–18–29	3,125	3,412
Verisk Analytics, Inc.,
4.125%, 3–15–29	2,800	3,086

		6,498

Total Industrials – 9.2%		84,177
Information Technology

Application Software – 0.2%
NXP Semiconductors N.V., NXP B.V. and NXP Funding LLC,
4.300%, 6–18–29(A)	1,575	1,685

Communications Equipment – 0.5%
Motorola Solutions, Inc.,
4.600%, 5–23–29	3,925	4,278

Data Processing & Outsourced Services – 1.5%
Fiserv, Inc.,
3.500%, 7–1–29	4,075	4,288
Global Payments, Inc.,
2.650%, 2–15–25	2,825	2,837
PayPal Holdings, Inc.,
2.650%, 10–1–26	2,800	2,812
Visa, Inc.,
4.150%, 12–14–35	3,000	3,616

		13,553

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Electronic Components – 0.7%
Maxim Integrated Products, Inc.,
3.450%, 6–15–27	$6,500	$6,718

Electronic Equipment & Instruments – 0.4%
Keysight Technologies, Inc.,
4.600%, 4–6–27	3,500	3,852

IT Consulting & Other Services – 0.5%
International Business Machines Corp.,
3.000%, 5–15–24	4,375	4,527

Semiconductor Equipment – 0.4%
Lam Research Corp.,
3.750%, 3–15–26	3,125	3,336

Semiconductors – 1.9%
Broadcom, Inc.,
3.125%, 4–15–21(A)	2,370	2,392
Intel Corp.,
4.100%, 5–19–46	6,000	6,985
QUALCOMM, Inc.,
4.300%, 5–20–47	3,000	3,356
Texas Instruments, Inc.,
3.875%, 3–15–39	4,500	5,209

		17,942

Systems Software – 1.3%
CA, Inc.,
5.375%, 12–1–19	6,195	6,225
Microsoft Corp.,
3.500%, 2–12–35	5,500	6,081

		12,306

Technology Hardware, Storage & Peripherals – 1.1%
Apple, Inc.:
2.400%, 5–3–23	1,000	1,016
3.200%, 5–11–27	3,350	3,553
4.500%, 2–23–36	3,000	3,661
NetApp, Inc.,
3.375%, 6–15–21	2,000	2,035

		10,265

Total Information Technology – 8.5%		78,462
Materials

Specialty Chemicals – 0.4%
Methanex Corp.,
5.250%, 3–1–22	3,500	3,636

Total Materials – 0.4%		3,636
Real Estate

Health Care REITs – 0.2%
Senior Housing Properties Trust,
4.750%, 2–15–28	2,000	2,010

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Hotel & Resort REITs – 0.3%
Hospitality Properties Trust,
3.950%, 1–15–28	$2,500	$2,373

Industrial REITs – 0.6%
Aircastle Ltd.,
5.500%, 2–15–22	4,909	5,224

Specialized REITs – 2.2%
American Tower Corp.:
3.070%, 3–15–23(A)	3,000	3,048
3.700%, 10–15–49	3,125	3,116
American Tower Trust I,
3.652%, 3–23–28(A)	2,000	2,151
Crown Castle International Corp.:
2.250%, 9–1–21	3,000	3,002
5.250%, 1–15–23	844	921
CubeSmart L.P. (GTD by CubeSmart),
4.375%, 2–15–29	2,125	2,332
Public Storage, Inc.,
3.385%, 5–1–29	2,500	2,682
Ventas Realty L.P. (GTD by Ventas, Inc.),
2.650%, 1–15–25	3,125	3,148

		20,400

Total Real Estate – 3.3%		30,007
Utilities

Electric Utilities – 4.3%
AEP Transmission Co. LLC,
4.250%, 9–15–48	2,000	2,355
Appalachian Power Co., Series W,
4.450%, 6–1–45	1,000	1,165
CenterPoint Energy, Inc.,
4.250%, 11–1–28	4,500	4,946
Commonwealth Edison Co.,
3.650%, 6–15–46	2,500	2,702
Consumers Energy Co.,
4.350%, 4–15–49	2,500	3,070
Duke Energy Carolinas LLC,
3.750%, 6–1–45	3,875	4,190
Duke Energy Indiana LLC,
3.750%, 5–15–46	1,000	1,075
Entergy Arkansas, Inc.,
4.000%, 6–1–28	2,650	2,909
Florida Power & Light Co.,
3.990%, 3–1–49	3,125	3,650
Kansas City Power & Light Co.,
4.200%, 3–15–48	1,000	1,172
MidAmerican Energy Co.,
3.950%, 8–1–47	1,000	1,141
National Rural Utilities Cooperative Finance Corp.,
4.400%, 11–1–48	3,000	3,651
Southern California Edison Co.,
4.125%, 3–1–48	2,475	2,692
Virginia Electric and Power Co., Series B,
4.600%, 12–1–48	1,500	1,843

66	ANNUAL REPORT	2019

SCHEDULE OF INVESTMENTS	IVY CORPORATE BOND FUND (in thousands)

SEPTEMBER 30, 2019

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Electric Utilities (Continued)
Wisconsin Electric Power Co.:
4.250%, 6–1–44	$750	$849
4.300%, 10–15–48	1,750	2,081

		39,491

Gas Utilities – 0.3%
Southern California Gas Co.,
4.300%, 1–15–49	2,500	2,969

Independent Power Producers & Energy Traders – 0.5%
Black Hills Corp.,
4.350%, 5–1–33	3,750	4,212

Multi-Utilities – 0.9%
Baltimore Gas and Electric Co.,
4.250%, 9–15–48	2,500	2,916
Berkshire Hathaway Energy Co.,
2.800%, 1–15–23	500	513
Dominion Resources, Inc.,
2.750%, 1–15–22	1,000	1,009
Public Service Electric and Gas Co.,
2.250%, 9–15–26	3,500	3,473

		7,911

Water Utilities – 0.4%
American Water Capital Corp.,
4.150%, 6–1–49	3,500	4,023

Total Utilities – 6.4%		58,606

TOTAL CORPORATE DEBT SECURITIES – 90.4%		$830,205
(Cost: $783,018)

MORTGAGE–BACKED SECURITIES
Non-Agency REMIC/CMO – 0.2%
MASTR Adjustable Rate Mortgages Trust, Series 2005-1, Class B1 (Mortgage spread to 10-year U.S. Treasury index),
4.363%, 3–25–35(B)	2,252	1,765

MORTGAGE–BACKED SECURITIES (Continued)	Principal	Value
Non-Agency REMIC/CMO (Continued)
Structured Adjustable Rate Mortgage Trust, Mortgage Pass-Through Certificates, Series 2004-1, ClassB2-II (Mortgage spread to 3-year U.S. Treasury index),
4.498%, 2–25–34(B)	$26	$–	*

		1,765

TOTAL MORTGAGE-BACKED SECURITIES – 0.2%		$1,765
(Cost: $2,267)

MUNICIPAL BONDS – TAXABLE
New York – 0.9%
NYC GO Bonds, Fiscal 2017 Ser A-2,
2.460%, 8–1–26	3,000	3,059
NYC Indl Dev Agy, Rental Rev Bonds (Yankee Stadium Proj), Ser 2009,
11.000%, 3–1–29 (A)	3,532	4,812

		7,871

Ohio – 0.7%
OH State Univ, Gen Receipts Bonds (Multiyear Debt Issuance Prog), Ser 2016A,
3.798%, 12–1–46	5,500	6,273

Pennsylvania – 0.3%
Cmnwlth of PA, GO Bonds, Third Ser B of 2010 (Federally Taxable – Build America Bonds),
4.750%, 7–15–22	3,075	3,144

TOTAL MUNICIPAL BONDS – TAXABLE – 1.9%		$17,288
(Cost: $15,173)

OTHER GOVERNMENT SECURITIES(D)
Canada – 1.3%
Province de Quebec,
7.140%, 2–27–26	9,365	11,862

TOTAL OTHER GOVERNMENT SECURITIES – 1.3%		$11,862
(Cost: $9,518)

UNITED STATES GOVERNMENT OBLIGATIONS	Principal	Value
Treasury Obligations – 0.6%
U.S. Treasury Bonds:
3.000%, 11–15–44	$210	$247
2.250%, 8–15–49	3,125	3,217
U.S. Treasury Notes:
1.500%, 9–30–24	2,250	2,244
2.000%, 8–15–25	19	19

		5,727

TOTAL UNITED STATES GOVERNMENT OBLIGATIONS – 0.6%		$5,727
(Cost: $5,688)

SHORT–TERM SECURITIES
Commercial Paper(E) – 0.8%
Sonoco Products Co.,
2.150%, 10–1–19	7,350	7,349

Master Note – 0.6%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps),
2.170%, 10–7–19(F)	5,415	5,415

Money Market Funds – 0.2%
Dreyfus Institutional Preferred Government Money Market Fund – Institutional Shares,
1.900%, (G)(H)	2,028	2,028

United States Government Agency Obligations – 0.5%
Overseas Private Investment Corp. (GTD by U.S. Government) (3-Month U.S. TB Rate),
2.200%, 10–7–19 (F)	4,556	4,556

TOTAL SHORT-TERM SECURITIES – 2.1%		$19,348
(Cost: $19,349)

TOTAL INVESTMENT SECURITIES – 99.0%		$909,361
(Cost: $857,390)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 1.0%		9,471

NET ASSETS – 100.0%		$918,832

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)

Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2019 the total value of these securities amounted to $151,057 or 16.4% of net assets.

(B)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2019. Description of the reference rate and spread, if applicable, are included in the security description.

2019	ANNUAL REPORT	67

SCHEDULE OF INVESTMENTS	IVY CORPORATE BOND FUND (in thousands)

SEPTEMBER 30, 2019

(C)	All or a portion of securities with an aggregate value of $2,871 are on loan.

(D)	Other Government Securities may include emerging markets sovereign, quasi-sovereign, corporate and supranational agency and organization debt securities.

(E)	Rate shown is the yield to maturity at September 30, 2019.

(F)

Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2019. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

(G)	Investment made with cash collateral received from securities on loan.

(H)	Rate shown is the annualized 7-day yield at September 30, 2019.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2019. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Asset-Backed Securities	$—	$23,166	$—
Corporate Debt Securities	—	830,205	—
Mortgage-Backed Securities	—	1,765	—
Municipal Bonds	—	17,288	—
Other Government Securities	—	11,862	—
United States Government Obligations	—	5,727	—
Short-Term Securities	2,028	17,320	—
Total	$2,028	$907,333	$—

The following acronyms are used throughout this schedule:

CMO = Collateralized Mortgage Obligation

GTD = Guaranteed

LIBOR = London Interbank Offered Rate

REIT = Real Estate Investment Trust

REMIC = Real Estate Mortgage Investment Conduit

TB = Treasury Bill

See Accompanying Notes to Financial Statements.

68	ANNUAL REPORT	2019

MANAGEMENT DISCUSSION	IVY CROSSOVER CREDIT FUND

(UNAUDITED)

Below, Mark G. Beischel, CFA, Susan K. Regan and Ben Esty, co-portfolio managers of the Ivy Crossover Credit Fund, discuss positioning, performance and results for the fiscal year ended September 30, 2019. Mr. Beischel has managed the Fund since April 2018 and has 26 years of industry experience. Ms. Regan has managed the Fund since April 2018 and has 32 years of industry experience. Mr. Esty has managed the Fund since July 2018 and has 18 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended September 30, 2019
Ivy Crossover Credit Fund
(Class A shares at net asset value)	13.10%
Ivy Crossover Credit Fund
(Class A shares including sales charges)	6.57%

Benchmark(s) and Morningstar Category
Bloomberg Barclays U.S. Corporate Bond Index	13.00%
(generally reflects the performance of securities representing the U.S. credit market)
Morningstar Corporate Bond Category Average	10.90%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is based on net asset value (NAV).

Market review

The past fiscal year was very eventful for many asset classes. U.S. Treasury yields reversed their rise from the prior fiscal year. The 10-year U.S. Treasury yield started the period at 3.06%, peaked at 3.24% in November 2018, then declined to 1.66% at the end of the fiscal year. Typically, a decline of this magnitude would signal a risk-off environment, yet risky assets did well in the past year, with the S&P 500 Index rising over 4% during the period. Credit spreads in investment grade underperformed equities with the spread on the Fund’s benchmark, the Bloomberg Barclays U.S. Corporate Index, widening from 106 basis points (bps) to 115 bps during the year. This was more than offset by the move in U.S. Treasuries resulting in a total return of 12.63% for investment grade. Similarly, high yield posted a strong return of 10.97% for the year, mainly due to the move in U.S. Treasury rates and coupon income, while the spread on the index widened from 316 bps to 373 bps in the period.

Macroeconomic data significantly worsened as U.S.-China trade tensions caused weakening in global growth. The Institute for Supply Management (ISM) manufacturing index declined from 59.5 to 47.8 during the year, which took the index from a solid expansionary number to one indicating contraction. The service sector and consumption held up better in the U.S., but trended down as the ISM non-manufacturing index declined from 60.8 to 52.6 in the past year, though it remained in expansion territory. Payroll growth for the past fiscal year averaged 173,000 per month, down from the 204,000 monthly average for the prior fiscal year, but enough to push the unemployment rate down from 3.7% to 3.5%. The favorable labor market has allowed consumption, which comprises roughly 70% of the economy, to hold up well despite the weakness in manufacturing.

The weakening data caused the Federal Reserve (Fed) to pivot abruptly over the last year. At the beginning of the fiscal year, the federal funds rate range was 2.00-2.25% and the market was pricing in future rate hikes. The Fed raised rates in December 2018, but it changed course in January and the market began to price in a dovish outcome. Since that time, the Fed has cut rates twice — July and September — with the market expecting further cuts in the future.

Investment grade saw two opposing forces drive credit spreads in the past year. On one hand, fundamentals in the space have weakened with leverage, ratings and duration worsening year over year. During the year, leverage, excluding commodity sectors, climbed 0.2-times to 3.1-times, a level not seen in 20 years. The benchmark’s level of BBB securities, which has grown for decades, climbed in the past year from approximately 43% to 45%. Lastly, duration of the benchmark increased to 7.6 years from 7.0 years at the beginning of the fiscal year. Lengthening duration magnifies price movement based on interest rates, as well as spread changes, so we believe the risk of the market has increased.

On the flip side, investment grade has been positively affected by the technical backdrop of the market. Supply, flows and negative yields globally have been powerful forces that have offset weakening fundamentals and helped keep spreads from widening further in the past year. Issuance in calendar year 2019 is similar to what we saw in the same period in 2018, which was itself down 18% over 2017 in gross issuance and down 40% in issuance net of redemptions, so we are continuing to see relatively muted issuance trends the last two years. Inflows into the asset class for the first nine months of calendar year

2019	ANNUAL REPORT	69

2019 were $161 billion, higher than $57 billion in the same period of calendar year 2018. Lastly, relative yields in the U.S. investment grade market remain attractive versus the $14.8 trillion in negative yielding global debt.

While high yield fundamentals have been better than investment grade, based on several metrics, we believe there is cause for concern. The median leverage has risen this year by 0.4-times to 4.5-times, but remains down over a two-year period, in contrast to investment grade which has seen a consistent rise. However, leverage for the highest quartile of leveraged companies has been rising for years and ended the fiscal year up 0.9-times to 8.5-times. Since defaults may be driven by higher leveraged companies, the trend is concerning and we believe it portends higher default rates in the future. Lastly, approximately 80% of BB-rated securities are trading to their call — meaning the upside is limited and risk-reward is more asymmetric.

The technical picture for high yield is quite favorable, namely low global yields and positive flows. High yield had healthy inflows of roughly $16 billion in the first nine months of calendar year 2019. Supply was not as favorable during the same period, but new supply is easily being absorbed.

Performance and positioning

The Fund had a positive return for the fiscal period and outperformed its Morningstar peer group average, as well as its benchmark. We remain conservative in our positioning relative to the opportunity set for the Fund. We continue to believe that eventually the negative fundamentals in the market will win over the positive technical factors. In the past fiscal year, the Fund cut its high yield exposure by almost two-thirds to just under 5%. Relative to the Fund’s high yield limit of 35%, we believe this allows ample dry powder to increase this exposure and take advantage of dislocations in fallen angel names and the broader market.

While the Fund maintains a higher spread and yield relative to the benchmark, we did bring these metrics more in line with the index over the past year as we de-risked the portfolio. We also reduced duration over the past year and continue to have modestly lower duration than the benchmark.

Over the past fiscal year, the Fund’s largest increases in weightings were the consumer non-cyclical and energy sectors, while the largest reductions were in the consumer cyclical and basic materials industries. The largest overweights relative to the benchmark are industrials and consumer non-cyclical, while the largest underweights are communications and utilities.

Outlook

Going forward, we believe the financial markets will likely be driven by the two principal concerns that have been the focus of investors in 2019 — Fed policy and trade policy. U.S.-China trade tensions escalated with President Donald Trump announcing an additional 15% tariff starting on September 1, as well as other tariffs targeted for October and December. Many believe a truce may develop, with the remaining tariffs put on hold, but incremental damage to growth has already occurred and trade remains unpredictable. Adding to this uncertainty is the 2020 election cycle, which has the potential to significantly impact risk asset valuations. We may also see dramatic changes to relative performance of various sectors as the policy differences between the U.S. and China are historically wide.

After easing by 25 bps twice, we believe the Fed is likely to cut rates again in 2019. We think macroeconomic data may continue to soften and likely fall short of expectations in the fourth quarter of calendar year 2019 due to trade policy uncertainty, Brexit and geopolitical concerns.

We believe credit spreads should widen in the near future due to a few factors. First, macroeconomic data points are likely to underwhelm relative to consensus. We believe the cloud of uncertainty will continue for businesses over the next year and may worsen with election uncertainty. Consumer spending has been strong, but may weaken unless the manufacturing sector pulls out of its slump. Secondly, fundamentals in corporate credit remain stretched with corporate balance sheets at their most levered levels post-crisis. Lastly, duration in investment grade marketplace continues to rise.

Outside of investment grade, cracks are forming in certain areas of credit, most notably high yield and leveraged loans. CCC-rated debt has meaningfully lagged high yield for the year to date in calendar 2019. Additionally, the ratio of bonds trading below 70% of face value, a so-called distressed ratio, is at higher levels than during the fourth quarter of 2018 when risk assets sold off materially. We believe this portends an increase in the default rate. While this has generally not bled into the investment grade spread, it does speak to investor caution for risky assets.

The technical backdrop for spreads remains relatively positive. We continue to expect net supply to be materially lower than last year due to smaller merger and acquisition volume and tax changes reducing the incentive to issue debt. However, we expect a higher amount of total fixed income issuance principally from U.S. deficit funding. On the demand side, we see trends modestly supportive of spreads. Mutual fund flows remain robust and are likely to continue in the near future, but demand may be reduced due to yield compression.

70	ANNUAL REPORT	2019

We remain positive on the outlook for the Fund, as we believe there is robust opportunity set, particularly in the fallen angel space. During the first nine months of 2019, the amount of rising stars was roughly $26 billion, which exceeded the $5 billion of fallen angels for the third year in a row. We believe the combination of credit deterioration and economic slowdown may dramatically change this trend in the future.

Given our expectation for modest widening of spreads in the near term, we believe our conservative positioning relative to the benchmark is appropriate. We will be opportunistic in our credit selection and overall positioning to take advantage of the opportunities and dislocations as they present themselves.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Fixed-income securities are subject to interest rate risk and, as such, the Fund’s net asset value may fall as interest rates rise.

Certain U.S. government securities in which the Fund may invest, such as Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government. However, other U.S. government securities in which the Fund may invest, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLB) are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the Fund’s portfolio managers and are current only through the end of the period of the report as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Ivy Crossover Credit Fund.

2019	ANNUAL REPORT	71

PORTFOLIO HIGHLIGHTS	IVY CROSSOVER CREDIT FUND

ALL DATA IS AS OF SEPTEMBER 30, 2019 (UNAUDITED)

Asset Allocation

Bonds	95.8%
Corporate Debt Securities	94.6%
Asset-Backed Securities	1.2%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	4.2%

Quality Weightings

Investment Grade	91.3%
A	1.2%
BBB	90.1%
Non-Investment Grade	4.5%
BB	4.5%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	4.2%

Our preference is to always use ratings obtained from Standard & Poor’s, Moody’s, and Fitch. It is each Portfolio’s general policy to classify such security at the lower rating level if only two ratings are available. If more than two ratings are available and a median exists, the median is used. If more than two ratings exist without a median, the lower of the two middle ratings is used. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

72	ANNUAL REPORT	2019

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY CROSSOVER CREDIT FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class E	Class I	Class N	Class R	Class Y
1-year period ended 9-30-19	6.57%	10.24%	13.39%	13.39%	12.47%	13.10%
5-year period ended 9-30-19	—	—	—	—	—	—
10-year period ended 9-30-19	—	—	—	—	—	—
Since Inception of Class through 9-30-19(4)	2.95%	4.34%	5.69%	5.69%	4.85%	5.43%

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A and Class E Shares carry a maximum front-end sales load of 5.75% and 2.50%, respectively. Class I, Class N, Class R and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)

4-3-17 for Class A shares, 4-3-17 for Class E shares, 4-3-17 for Class I shares, 4-3-17 for Class N shares, 4-3-17 for Class R shares and 4-3-17 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2019	ANNUAL REPORT	73

SCHEDULE OF INVESTMENTS	IVY CROSSOVER CREDIT FUND (in thousands)

SEPTEMBER 30, 2019

ASSET-BACKED SECURITIES	Principal	Value
AerCap Ireland Capital Ltd. and AerCap Global Aviation Trust:
3.500%, 5–26–22	$250	$256
3.650%, 7–21–27	250	255

TOTAL ASSET-BACKED SECURITIES – 1.2%		$511
(Cost: $500)

CORPORATE DEBT SECURITIES
Communication Services

Cable & Satellite – 1.2%
Charter Communications Operating LLC and Charter Communications Operating Capital Corp.,
4.500%, 2–1–24	500	537

Total Communication Services – 1.2%		537
Consumer Discretionary

Auto Parts & Equipment – 1.2%
Lear Corp.,
3.800%, 9–15–27	500	503

Automobile Manufacturers – 1.2%
General Motors Co.,
5.000%, 10–1–28	500	532

Casinos & Gaming – 1.8%
Las Vegas Sands Corp.,
3.500%, 8–18–26	750	762

Restaurants – 1.3%
Starbucks Corp.,
4.450%, 8–15–49	500	580

Total Consumer Discretionary – 5.5%		2,377
Consumer Staples

Brewers – 2.0%
Anheuser-Busch Inbev Finance, Inc. (GTD by AB INBEV/BBR/COB),
4.700%, 2–1–36	750	867

Drug Retail – 1.3%
CVS Health Corp.,
5.050%, 3–25–48	500	569

Packaged Foods & Meats – 1.7%
Smithfield Foods, Inc.,
2.650%, 10–3–21 (A)	750	743

Soft Drinks – 1.9%
Keurig Dr Pepper, Inc.,
4.057%, 5–25–23	750	793

Tobacco – 1.2%
Imperial Brands Finance plc,
3.125%, 7–26–24 (A)	500	501

Total Consumer Staples – 8.1%		3,473

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Energy

Oil & Gas Exploration & Production – 2.4%
Canadian Natural Resources Ltd.,
3.850%, 6–1–27	$750	$791
EQT Corp.,
3.000%, 10–1–22	250	240

		1,031

Oil & Gas Storage & Transportation – 9.5%
Boardwalk Pipelines L.P. (GTD by Boardwalk Pipeline Partners L.P.),
4.450%, 7–15–27	500	515
Cheniere Corpus Christi Holdings LLC,
5.875%, 3–31–25	500	556
Energy Transfer Partners L.P.,
4.950%, 6–15–28	250	275
EQT Midstream Partners L.P.,
4.750%, 7–15–23	500	502
Midwest Connector Capital Co. LLC,
3.900%, 4–1–24 (A)	400	421
Sunoco Logistics Partners Operations L.P. (GTD by Energy Transfer Partners L.P.),
4.000%, 10–1–27	1,000	1,035
Williams Partners L.P.:
3.750%, 6–15–27	500	517
4.850%, 3–1–48	250	269

		4,090

Total Energy – 11.9%		5,121
Financials

Asset Management & Custody Banks – 2.5%
Ares Capital Corp.,
4.250%, 3–1–25	500	515
Brookfield Finance, Inc. (GTD by Brookfield Asset Management, Inc.),
4.850%, 3–29–29	500	566

		1,081

Consumer Finance – 1.2%
Ford Motor Credit Co. LLC,
3.336%, 3–18–21	500	502

Diversified Banks – 3.4%
Banco Bilbao Vizcaya Argentaria S.A.,
6.125%, 2–16–66	1,000	959
Danske Bank A.S.,
2.700%, 3–2–22 (A)	500	502

		1,461

Insurance Brokers – 1.1%
Willis North America, Inc.,
2.950%, 9–15–29	500	491

Investment Banking & Brokerage – 2.5%
Cantor Fitzgerald L.P.,
4.875%, 5-1-24 (A)	500	528

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Investment Banking & Brokerage (Continued)
Goldman Sachs Group, Inc. (The),
4.250%, 10–21–25	$500	$536

		1,064

Life & Health Insurance – 2.4%
Athene Holding Ltd.,
4.125%, 1–12–28	1,000	1,028

Other Diversified Financial Services – 1.3%
Citigroup, Inc.,
4.450%, 9–29–27	500	546

Property & Casualty Insurance – 2.5%
Aon Corp. (GTD by Aon plc),
3.750%, 5–2–29	1,000	1,067

Reinsurance – 1.2%
Reinsurance Group of America, Inc.,
3.900%, 5–15–29	500	532

Specialized Finance – 1.1%
Carlyle Finance Subsidiary LLC (GTD by Carlyle Group L.P., Carlyle Holdings I L.P., Carlyle Holdings II L.P. and Carlyle Holdings III L.P.),
3.500%, 9–19–29 (A)	500	494

Total Financials – 19.2%		8,266
Health Care

Health Care Equipment – 2.3%
Becton Dickinson & Co.,
2.894%, 6–6–22	1,000	1,015

Health Care Facilities – 1.2%
HCA, Inc. (GTD by HCA Holdings, Inc.),
4.125%, 6–15–29	500	524

Life Sciences Tools & Services – 1.2%
PerkinElmer, Inc.,
3.300%, 9–15–29	500	499

Pharmaceuticals – 6.4%
Bayer U.S. Finance II LLC,
4.375%, 12–15–28 (A)	1,000	1,080
Elanco Animal Health, Inc.,
3.912%, 8–27–21	500	512
Zoetis, Inc.:
3.900%, 8–20–28	500	547
4.700%, 2–1–43	500	600

		2,739

Total Health Care – 11.1%		4,777
Industrials

Aerospace & Defense – 9.2%
BAE Systems Holdings, Inc.,
3.850%, 12–15–25 (A)	1,000	1,052

74	ANNUAL REPORT	2019

SCHEDULE OF INVESTMENTS	IVY CROSSOVER CREDIT FUND (in thousands)

SEPTEMBER 30, 2019

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Aerospace & Defense (Continued)
Huntington Ingalls Industries, Inc.,
3.483%, 12–1–27	$1,000	$1,040
L3Harris Technologies, Inc.,
3.850%, 12–15–26 (A)	1,000	1,076
Northrop Grumman Corp.,
3.250%, 1–15–28	750	787

		3,955

Agricultural & Farm Machinery – 1.2%
CNH Industrial N.V.,
3.850%, 11–15–27	500	515

Building Products – 1.2%
Allegion plc,
3.500%, 10–1–29	500	505

Environmental & Facilities Services – 1.2%
Waste Connections, Inc.,
3.500%, 5-1-29	500	534

Railroads – 1.2%
Kansas City Southern,
4.300%, 5–15–43	500	545

Research & Consulting Services – 3.8%
IHS Markit Ltd.,
4.750%, 2–15–25 (A)	1,000	1,085
Verisk Analytics, Inc.,
4.125%, 3–15–29	500	551

		1,636

Total Industrials – 17.8%		7,690

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Information Technology

Application Software – 1.2%
NXP Semiconductors N.V., NXP B.V. and NXP Funding LLC,
4.300%, 6–18–29 (A)	$500	$535

Communications Equipment – 2.5%
Motorola Solutions, Inc.,
4.600%, 5–23–29	1,000	1,090

Data Processing & Outsourced Services – 3.6%
Fiserv, Inc.,
3.500%, 7–1–29	500	526
Global Payments, Inc.,
2.650%, 2–15–25	500	502
PayPal Holdings, Inc.,
2.650%, 10–1–26	500	502

		1,530

Electronic Equipment & Instruments – 2.6%
Keysight Technologies, Inc.,
4.600%, 4-6-27	1,000	1,101

Total Information Technology – 9.9%		4,256
Real Estate

Health Care REITs – 1.2%
Senior Housing Properties Trust,
4.750%, 2–15–28	500	503

Hotel & Resort REITs – 2.2%
Hospitality Properties Trust,
3.950%, 1–15–28	1,000	949

Specialized REITs – 5.2%
Crown Castle International Corp.,
4.750%, 5–15–47	1,000	1,162

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Specialized REITs (Continued)
CubeSmart L.P. (GTD by CubeSmart),
4.375%, 2–15–29	$1,000	$1,097

		2,259

Total Real Estate – 8.6%		3,711
Utilities

Electric Utilities – 1.3%
CenterPoint Energy, Inc.,
4.250%, 11–1–28	500	550

Total Utilities – 1.3%		550

TOTAL CORPORATE DEBT SECURITIES – 94.6%		$40,758
(Cost: $39,213)

SHORT-TERM SECURITIES
Master Note – 3.1%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps),
2.170%, 10–7–19 (B)	1,330	1,330

TOTAL SHORT-TERM SECURITIES – 3.1%		$1,330
(Cost: $1,330)

TOTAL INVESTMENT SECURITIES – 98.9%		$42,599
(Cost: $41,043)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 1.1%		471

NET ASSETS – 100.0%		$43,070

Notes to Schedule of Investments

(A)

Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2019 the total value of these securities amounted to $8,017 or 18.6% of net assets.

(B)

Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2019. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2019. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Asset-Backed Securities	$—	$511	$—
Corporate Debt Securities	—	40,758	—
Short-Term Securities	—	1,330	—
Total	$—	$42,599	$—

2019	ANNUAL REPORT	75

SCHEDULE OF INVESTMENTS	IVY CROSSOVER CREDIT FUND (in thousands)

SEPTEMBER 30, 2019

The following acronyms are used throughout this schedule:

GTD = Guaranteed

LIBOR = London Interbank Offered Rate

REIT = Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

76	ANNUAL REPORT	2019

MANAGEMENT DISCUSSION	IVY GOVERNMENT SECURITIES FUND

(UNAUDITED)

Below, Mark G. Beischel, CFA and Susan K. Regan, co-portfolio managers of the Ivy Government Securities Fund, discuss positioning, performance and results for the fiscal year ended September 30, 2019. Mr. Beischel has managed the Fund since April 2018 and has 26 years of industry experience. Ms. Regan has managed the Fund since April 2018 and has 32 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended September 30, 2019
Ivy Government Securities Fund
(Class A shares at net asset value)	8.59%
Ivy Government Securities Fund
(Class A shares including sales charges)	4.01%

Benchmark(s) and Morningstar Category
Bloomberg Barclays U.S. Government/Mortgage-Backed Securities Index	9.34%
(generally reflects the performance of securities representing the government securities market)
Morningstar Intermediate Government Category Average	8.07%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value (NAV).

Market Review

The past year has been a supportive environment for bond investors. While coupons and interest payments are admittedly low, the total returns in the investment grade universe have been the best in several years.

The Federal Reserve (Fed) was raising rates when the fiscal year began — it had just raised the federal funds rate 25 basis points (bps) for the eighth time in the cycle at its September 2018 meeting. After peaking in November 2018, rates started falling as the markets began worrying more about moderating economic growth and the potential effects of tariffs and U.S.-China trade tensions.

Rates fell even as the Fed hiked rates a ninth time in December 2018, which brought the federal funds range to 2.25-2.50%. This was the last hike in the cycle, as Fed Chairman Jerome Powell pivoted weeks later and began a new message of “patience.” At his January 2019 press conference, he implied rate hikes were off the table for the remainder of the year. This surprised the markets since the message in December was for two rate hikes in 2019. The new messaging caused a rally in the U.S. Treasury market, which was also boosted by the partial government shutdown, weakening global and domestic economic data, ongoing Brexit drama and the continued trade war with China.

Many of these concerns have remained top of mind for the markets throughout the year. While the partial government shutdown was resolved in the first quarter, the other concerns have persisted. Brexit continues to be messy with a seemingly low likelihood of a deal with the European Union. Tariffs are being felt in both the U.S. and Chinese economies, while broader global growth has weakened and incoming domestic data has been weakening.

The Fed cut the federal funds rate 25 bps in both July and September. Currently, the range on the federal funds rate is 1.75-2.00%, only 25 bps lower than when the fiscal year started. However, the entire yield curve is much lower than 25 bps. For instance, the 2-year U.S. Treasury note finished the period at 1.62%, 120 bps lower than a year ago, while the 10-year U.S. Treasury note finished the period at 1.67%, 139 bps lower than a year ago.

Two different measures of the yield curve gained attention this past year, as they both became inverted. The more popular measure, as measured by the difference in yields on the 10-year U.S. Treasury note and the 2-year U.S. Treasury note, inverted on August 26. This segment of the yield curve remained inverted for one week and peaked at 5 bps. It attracted attention from the financial press and the market, as an inverted yield curve can be a precursor to a recession. Another measure of the yield curve, which the Fed appears to prefer, is the difference between the yields on the 10-year U.S. Treasury note and the 3-month U.S. Treasury bill. This measure of the yield curve inverted on May 23 and remained inverted nearly every day through the end of the Fund’s fiscal year.

The significantly lower yields in the U.S. Treasury market also have significant implications for the mortgage market, as rates on home mortgages directly impact home affordability. Estimates show that more than half of the mortgage-backed securities universe has enough incentive to refinance. We have started seeing increases in mortgage prepayment speeds, but that could approach levels we have not seen in several years.

2019	ANNUAL REPORT	77

Positioning and performance

The Fund outperformed its Morningstar peer group universe average, but underperformed its benchmark.

While the overall weightings in the Fund look similar to the benchmark, the components are different. Both have an approximate allocation of 40% to securitized products. The benchmark’s allocation is entirely government agency pass-through residential mortgage-backed securities, while the Fund has less than half its securitized holdings in that space. The Fund also has roughly 16% in agency collateral mortgage-backed obligations and 5% in agency commercial mortgage-backed securities. These security types have the same agency credit risk as the benchmark, but were sources of outperformance as they had significantly better returns than the pass-through securities.

On August 1, 2019, the Fed began a process that will allow its portfolio of mortgage-backed securities to decline dramatically over the next several years. Every month, the first $20 billion in principal paydowns from the Fed’s mortgage portfolio will be re-invested in U.S. Treasury securities. Any principal repayments over $20 billion will be reinvested in mortgage-backed securities. This means a major buyer in the mortgage market will be on the sidelines much of the time going forward. This combined with a probable wave of new residential mortgage-backed securities due to homeowners refinancing has put pressure on spreads in the mortgage market, especially on pass-through securities which is the majority of the Fed’s holdings. This is an added reason for the Fund’s diversification in the mortgage-backed securities space.

The Fund’s underperformance relative to the benchmark came from its positioning within U.S. Treasury securities, as the Fund held more short and intermediate parts of the curve and less in the long end of the curve relative to the benchmark. We added duration, as well as longer U.S. Treasury securities once we became certain the Fed was in easing mode, but the moves were not enough to match the benchmark’s U.S. Treasury portfolio performance.

Outlook

We believe the U.S. economy is beginning to show some stress. We think the tariffs are starting to take a toll, while global weakness may be spreading to the U.S. Expectations are for at least one more rate cut this year at the Fed’s October or December meetings. We have already seen the yield curve invert and, should the economic data continue to weaken, we could see rate cuts at both meetings. We think the Fed will do everything in its power to keep the expansion going. With benign inflation, it seems to be free to continue stoking the economy with ever lower rates and a growing balance sheet.

We believe a trade agreement with China would help increase confidence and improve the outlook for the U.S. economy, especially if it comes before any additional economic weakening.

As spreads on mortgage-backed securities widen, we will be looking for opportunities to increase spread in the Fund without taking on oversized risk. Additionally, we will watch the incoming data and look for opportunities to increase our defensive positioning in the Fund. We believe fixed income may continue to perform well for the foreseeable future and we are confident in the Fund’s positioning, especially the strong allocation to U.S. Treasuries.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Fixed-income securities are subject to interest rate risk and, as such, the Fund’s net asset value may fall as interest rates rise.

Certain U.S. government securities in which the Fund may invest, such as Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government. However, other U.S. government securities in which the Fund may invest, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLB) are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Ivy Government Securities Fund.

78	ANNUAL REPORT	2019

PORTFOLIO HIGHLIGHTS	IVY GOVERNMENT SECURITIES FUND

ALL DATA IS AS OF SEPTEMBER 30, 2019 (UNAUDITED)

Asset Allocation

Bonds	98.2%
United States Government and Government Agency Obligations	98.2%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	1.8%

Quality Weightings

Investment Grade	94.3%
AAA	49.7%
AA	44.6%
Non-Investment Grade	3.9%
Non-rated	3.9%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	1.8%

Our preference is to always use ratings obtained from Standard & Poor’s, Moody’s, and Fitch. It is each Portfolio’s general policy to classify such security at the lower rating level if only two ratings are available. If more than two ratings are available and a median exists, the median is used. If more than two ratings exist without a median, the lower of the two middle ratings is used. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2019	ANNUAL REPORT	79

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY GOVERNMENT SECURITIES FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class E	Class I	Class N	Class R	Class Y
1-year period ended 9-30-19	4.01%	3.32%	7.61%	6.11%	8.89%	9.01%	8.22%	8.50%
5-year period ended 9-30-19	0.94%	0.49%	0.93%	—	2.10%	—	—	—
10-year period ended 9-30-19	1.49%	1.02%	1.08%	—	2.24%	—	—	—
Since Inception of Class through 9-30-19(5)	—	—	—	1.85%	—	3.44%	2.68%	2.97%

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A and Class E Shares carry a maximum front-end sales load of 4.25% and 2.50%, respectively. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N, Class R and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	10-16-17 for Class E shares, 10-16-17 for Class N shares, 10-16-17 for Class R shares and 10-16-17 for Class Y shares (the date on which shares were first acquired by shareholders).

The Fund commenced operations on October 16, 2017, in connection with a reorganization (the “Reorganization”) in which the Fund acquired all of the assets and liabilities of the Waddell & Reed Advisors Government Securities Fund (the “Predecessor Fund”). Prior to the Reorganization, the Fund was a “shell” fund with no assets and had not commenced operations. As a result of the Reorganization, the Fund has adopted the performance of the Predecessor Fund. Therefore, the returns presented below for the Fund reflect the performance of the Predecessor Fund through October 16, 2017 and the performance of the Fund thereafter.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

80	ANNUAL REPORT	2019

SCHEDULE OF INVESTMENTS	IVY GOVERNMENT SECURITIES FUND (in thousands)

SEPTEMBER 30, 2019

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS	Principal	Value
Agency Obligations – 10.3%
Federal Farm Credit Bank:
3.560%, 10–6–32	$5,000	$5,795
3.460%, 2–22–33	3,500	4,015
Federal Home Loan Bank:
2.500%, 4–27–26	5,000	5,002
3.090%, 5–16–36	3,000	3,000
Tennessee Valley Authority,
2.875%, 2–1–27	2,500	2,656
U.S. Department of Transportation,
6.001%, 12–7–21 (A)	8,000	8,700

		29,168

Mortgage-Backed Obligations – 39.3%
Federal Home Loan Mortgage Corp. Agency REMIC/CMO:
2.790%, 6–25–22	7,250	7,407
5.000%, 5–15–23	567	588
3.000%, 10–15–36	2,294	2,326
3.000%, 4–15–46	2,355	2,432
3.000%, 4–15–53	3,014	3,070
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (Mortgage spread to 7-year U.S. Treasury index),
3.430%, 1–25–27 (B)	3,500	3,807
Federal Home Loan Mortgage Corp. Fixed Rate Participation Certificates,
4.000%, 10–1–44	1,936	2,047
Federal National Mortgage Association Agency REMIC/CMO:
3.360%, 12–1–22	1,843	1,916
3.020%, 1–1–23	1,130	1,164
2.390%, 6–1–25	4,556	4,606
3.360%, 7–1–25	2,505	2,676
4.080%, 1–1–29	4,533	5,170
3.740%, 6–1–30	4,000	4,503
3.639%, 8–25–30	4,000	4,476
4.000%, 3–25–33	1,375	1,487
3.500%, 4–25–37	1,932	1,981
2.000%, 4–25–39	1,457	1,458
2.500%, 5–25–45	5,527	5,670
3.000%, 2–25–57	3,638	3,823
Federal National Mortgage Association Fixed Rate Pass-Through Certificates:
4.478%, 12–1–19	1,651	1,649
5.380%, 11–1–20	93	93
4.381%, 6–1–21	3,362	3,464
2.759%, 4–1–22	5,474	5,585

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS (Continued)	Principal	Value
Mortgage-Backed Obligations (Continued)
2.000%, 10–1–27	$1,461	$1,462
3.400%, 6–1–31	3,000	3,309
4.000%, 12–1–31	1,216	1,288
4.000%, 12–1–32	2,823	2,949
5.500%, 12–1–34	381	431
6.000%, 4–1–39	123	137
3.000%, 11–25–42	4,189	4,318
4.500%, 2–1–44	2,377	2,612
4.000%, 10–1–44	2,176	2,304
4.500%, 2–1–48	2,264	2,438
Government National Mortgage Association Agency REMIC/CMO:
2.000%, 3–16–42	7,450	7,432
3.000%, 4–20–48	4,000	4,102
3.500%, 4–20–48	3,951	4,338
Government National Mortgage Association Fixed Rate Pass-Through Certificates,
5.000%, 4–20–34	2,172	2,396

		110,914

United States Government Agency Obligations – 0.5%
Overseas Private Investment Corp. (GTD by U.S. Government),
5.142%, 12–15–23	1,332	1,429

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS – 50.1%		$141,511
(Cost: $135,369)

UNITED STATES GOVERNMENT OBLIGATIONS
Treasury Obligations – 48.1%
U.S. Treasury Bonds:
2.750%, 8–15–42	2,500	2,809
2.500%, 2–15–45	500	538
2.250%, 8–15–49	5,000	5,148
U.S. Treasury Notes:
1.375%, 9–30–20	4,000	3,983
2.875%, 10–31–20	5,000	5,056
2.750%, 11–30–20	4,000	4,043
2.500%, 1–31–21	3,300	3,331
1.125%, 6–30–21	2,000	1,980
1.125%, 9–30–21	1,500	1,485
2.000%, 12–31–21	3,000	3,024
1.875%, 4–30–22	6,000	6,041
1.750%, 5–31–22	2,000	2,008
2.000%, 10–31–22	2,000	2,025
2.000%, 11–30–22	1,000	1,013
2.750%, 7–31–23	7,500	7,826

UNITED STATES GOVERNMENT OBLIGATIONS (Continued)	Principal	Value
Treasury Obligations (Continued)
2.625%, 12–31–23	$3,000	$3,130
2.000%, 4–30–24	17,000	17,326
2.125%, 7–31–24	17,500	17,951
1.875%, 8–31–24	4,000	4,059
2.250%, 10–31–24	6,500	6,714
2.250%, 11–15–24	6,380	6,590
2.125%, 11–30–24	1,500	1,541
2.750%, 2–28–25	900	954
2.000%, 8–15–25	4,000	4,089
1.625%, 2–15–26	5,000	5,002
1.625%, 5–15–26	5,500	5,503
2.250%, 2–15–27	6,000	6,260
2.375%, 5–15–27	1,000	1,054
2.250%, 8–15–27	500	523
2.875%, 5–15–28	2,000	2,195
1.625%, 8–15–29	2,500	2,489

		135,690

TOTAL UNITED STATES GOVERNMENT OBLIGATIONS – 48.1%		$135,690
(Cost: $132,448)

SHORT-TERM SECURITIES
Commercial Paper (C) – 0.6%
Federal National Mortgage Association,
1.690%, 10–1–19	1,599	1,599

United States Government Agency Obligations – 0.9%
Overseas Private Investment Corp. (GTD by U.S. Government) (3–Month U.S. TB Rate):
2.200%, 10–7–19 (D)	533	533
2.220%, 10–7–19 (D)	2,000	2,000

		2,533

TOTAL SHORT-TERM SECURITIES – 1.5%		$4,132
(Cost: $4,132)

TOTAL INVESTMENT SECURITIES – 99.7%		$281,333
(Cost: $271,949)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.3%		975

NET ASSETS – 100.0%		$282,308

Notes to Schedule of Investments

(A)

Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2019 the total value of these securities amounted to $8,700 or 3.1% of net assets.

(B)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2019. Description of the reference rate and spread, if applicable, are included in the security description.

(C)	Rate shown is the yield to maturity at September 30, 2019.

2019	ANNUAL REPORT	81

SCHEDULE OF INVESTMENTS	IVY GOVERNMENT SECURITIES FUND (in thousands)

SEPTEMBER 30, 2019

(D)

Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2019. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2019. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
United States Government Agency Obligations	$—	$141,511	$—
United States Government Obligations	—	135,690	—
Short-Term Securities	—	4,132	—
Total	$—	$281,333	$—

The following acronyms are used throughout this schedule:

CMO = Collateralized Mortgage Obligation

GTD = Guaranteed

REMIC = Real Estate Mortgage Investment Conduit

TB = Treasury Bill

See Accompanying Notes to Financial Statements.

82	ANNUAL REPORT	2019

MANAGEMENT DISCUSSION	IVY INTERNATIONAL SMALL CAP FUND

(UNAUDITED)

Ivy International Small Cap Fund is managed by Ivy Investment Management Company (IICO) and sub-advised by Mackenzie Investments Europe Limited (Mackenzie).

Below, Martin Fahey, CFA, Bryan Mattei, CFA, and Seamus Kelly of Mackenzie, portfolio managers of the Ivy International Small Cap Fund, discuss positioning, performance and results for the fiscal year ended September 30, 2019. Mr. Fahey has managed the Fund since its inception in January 2017 and has 31 years of industry experience. Mr. Mattei has managed the Fund since its inception in January 2017 and has 13 years of industry experience. Mr. Kelly was added as a portfolio manager in January 2018 and has 21 years of industry experience.

Fiscal Year Performance

For the 12 Months ended September 30, 2019
Ivy International Small Cap Fund
(Class A shares at net asset value)	-5.92%
Ivy International Small Cap Fund
(Class A shares including sales charges)	-11.33%

Benchmark(s) and Morningstar Category
MSCI EAFE Small Cap Index	-5.93%
(generally reflects the performance of small-cap securities in Europe, Australasia and the Far East)
Morningstar Foreign Small/Mid Growth Category Average	-5.66%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses, while index returns do not include any such fees. The performance discussion below is at net asset value (NAV).

A year in review

International markets produced negative returns for the fiscal year ended September 30, 2019. The macro-economic and political backdrop remained challenged over the year, with numerous sources of concern including Brexit, ongoing trade wars and an inversion of the yield curve heightening concerns regarding recession risk in the U.S.

The fourth quarter of 2018 was the most volatile for equity markets as fears surrounding the global growth outlook escalated. While markets recovered through the early part of 2019, we believe further positive progress will require some resolutions on many issues weighing on the markets. In the absence of a positive trade deal between the U.S. and China as well as stalled Brexit negotiations, markets are relying on continued support from central banks. However, as highlighted recently by outgoing European Central Bank (ECB) President Mario Draghi, we feel monetary policy alone cannot restore inflation and growth targets to pre financial-crisis levels without support from fiscal measures. To date, political support has been absent for a coordinated approach for fiscal support in the eurozone. As such, focus will be on incoming ECB President Christine Lagarde and how she approaches this dilemma.

In currency markets, the U.S. dollar performed well relative to most currencies over the fiscal year. Government bonds continued to perform strongly during the year, with yields reaching fresh lows in many developed markets.

European small cap stocks underperformed during the 12-month period, with continued concerns surrounding Brexit and the German economy weighing on markets. Within the Asia-Pacific region, Australian small cap equities performed well, while the Hong Kong market underperformed. At a sector level, the defensive sectors of real estate and utilities outperformed, while energy, materials and industrials underperformed.

Performance and positioning for the year

The Fund performed in line with its benchmark index, but underperformed its Morningstar peer group average for the fiscal year. Key contributors to relative performance included strong stock selection in the materials, communication services and information technology sectors, though those gains were somewhat offset by poor selection in the consumer discretionary and health care sectors. The Fund benefited from its underweight position to the poor-performing energy sector. On the other hand, an underweight allocation to real estate detracted from performance. At a stock level, Future plc, ASM International N.V. and Evolution Mining Ltd. were the top relative contributors for the period, while Ardent Leisure Group, Premier Oil plc and Total Produce plc were the top relative detractors over the 12-month period. The Fund no longer holds Evolution Mining Ltd. The Fund’s cash allocation, which averaged approximately 3.3% over the fiscal period, benefited performance in a declining market.

2019	ANNUAL REPORT	83

We increased our exposure to Japanese equities over the past year at the expense of Europe. We expected a more challenging investment backdrop in Europe given the apparent lack of progress with Brexit negotiations, a weaker German economic backdrop and increased Italian political risk. Additionally, we increased the defensive profile of the Fund by increasing exposure to more defensive sectors such as telecommunication services, health care and consumer staples, while reducing exposure to more cyclical sectors such as materials, consumer discretionary and information technology.

Outlook

We believe that equity markets will likely remain volatile against a challenging political and economic backdrop of Brexit, trade war and U.S. presidential impeachment concerns as well as social unrest in Hong Kong. With economic data on the manufacturing side weakening, we anticipate all attention will be on corporate results and company guidance as investors will have an opportunity to gauge the real impact of how corporates are navigating the current environment.

In general, Japanese consumer stocks have been weak this calendar year in anticipation of the consumer tax increase slated for October. This will mark the final scheduled consumption tax increase by Prime Minister Shinzo Abe’s government. After the tax hike, we believe these stocks could outperform.

We believe U.S.-China trade negotiations will be a key determinant of equity market performance for the remainder of 2019. The nascent U.S. presidential impeachment inquiry could further complicate negotiations. Meanwhile, despite a steady three months of improving U.S. economic data through the end of September, U.S. manufacturing was a major negative surprise and we believe raises the risk of a recession in 2020.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. The value of the Fund’s shares will change, and you could lose money on your investment.

International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These risks are magnified in emerging markets. Investing in small-cap stocks may carry more risk than investing in stocks of larger more well-established companies. The value of a security believed by the Fund’s managers to be undervalued may never reach what the managers believe to be its full value, or such security’s value may decrease. These and other risks are more fully described in the Fund’s prospectus.

Effective February 21, 2019, the name of the Fund changed from Ivy IG International Small Cap Fund to Ivy International Small Cap Fund and the name of the sub-adviser changed from I.G. International Management Limited to Mackenzie Investments Europe Limited. Mackenzie Investments Europe Limited delegates to its subsidiary, Mackenzie Investments Asia Limited, for additional portfolio management responsibilities. References to Mackenzie Investments Europe Limited include both entities.

The opinions expressed in this report are those of the Fund’s portfolio managers and are current only through the end of the period of the report as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy International Small Cap Fund.

84	ANNUAL REPORT	2019

PORTFOLIO HIGHLIGHTS	IVY INTERNATIONAL SMALL CAP FUND(a)

ALL DATA IS AS OF SEPTEMBER 30, 2019 (UNAUDITED)

Asset Allocation

Stocks	96.3%
Industrials	21.2%
Consumer Discretionary	13.8%
Real Estate	13.0%
Information Technology	12.8%
Financials	8.6%
Health Care	6.8%
Communication Services	6.4%
Consumer Staples	5.7%
Materials	5.2%
Energy	2.8%
Rights	0.0%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	3.7%

Country Weightings

Europe	49.3%
United Kingdom	15.5%
France	7.3%
Ireland	7.1%
Switzerland	5.1%
Germany	3.6%
Other Europe	10.7%
Pacific Basin	46.4%
Japan	36.7%
Singapore	4.4%
Other Pacific Basin	5.3%
North America	0.6%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	3.7%

Top 10 Equity Holdings

Company	Country	Sector	Industry
Matsumotokiyoshi Holdings Co. Ltd.	Japan	Consumer Staples	Drug Retail
Rubis Group	France	Energy	Oil & Gas Storage & Transportation
Teleperformance SE	France	Industrials	Research & Consulting Services
TechnoPro Holdings, Inc.	Japan	Real Estate	Industrial REITs
SCSK Corp.	Japan	Information Technology	IT Consulting & Other Services
DISCO Corp.	Japan	Information Technology	Semiconductor Equipment
Future plc	United Kingdom	Communication Services	Publishing
Logitech International S.A., Registered Shares	Switzerland	Information Technology	Technology Hardware, Storage & Peripherals
Alstom	France	Industrials	Construction Machinery & Heavy Trucks
Kenedix Office Investment Corp.	Japan	Real Estate	Diversified REITs

See your advisor or www.ivyinvestments.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

(a)	Effective February 21, 2019, the name of Ivy IG International Small Cap Fund changed to Ivy International Small Cap Fund.

2019	ANNUAL REPORT	85

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY INTERNATIONAL SMALL CAP FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class C	Class I	Class N	Class Y
1-year period ended 9-30-19	-11.33%	-6.62%	-5.64%	-5.57%	-6.00%
5-year period ended 9-30-19	—	—	—	—	—
10-year period ended 9-30-19	—	—	—	—	—
Since Inception of Class through 9-30-19(4)	3.24%	4.72%	5.86%	5.86%	5.48%

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A Shares carry a maximum front-end sales load of 5.75%. Class C shares carry a maximum contingent deferred sales charge (CDSC) of 1% (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)

1-10-17 for Class A shares, 1-10-17 for Class C shares, 1-10-17 for Class I shares, 1-10-17 for Class N shares and 1-10-17 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

86	ANNUAL REPORT	2019

SCHEDULE OF INVESTMENTS	IVY INTERNATIONAL SMALL CAP FUND (in thousands)

SEPTEMBER 30, 2019

COMMON STOCKS	Shares	Value
Australia

Consumer Discretionary – 0.8%
Ardent Leisure Group	2,160	$1,414

Financials – 1.1%
Steadfast Group Ltd.	736	1,765

Materials – 0.8%
Nufarm Ltd. (A)	368	1,401

Total Australia – 2.7%		4,580
Austria

Real Estate – 1.1%
Immofinanz AG	63	1,758

Total Austria – 1.1%		1,758
Belgium

Information Technology – 1.2%
Barco N.V.	10	2,005

Total Belgium – 1.2%		2,005
Canada

Materials – 0.6%
Lundin Mining Corp.	200	956

Total Canada – 0.6%		956
France

Energy – 2.1%
Rubis Group	60	3,509

Financials – 0.6%
Rothschild & Co.	33	954

Industrials – 4.6%
Alstom	77	3,202
Latecoere S.A. (B)	249	1,041
Teleperformance SE	16	3,500

		7,743

Total France – 7.3%		12,206
Germany

Health Care – 0.6%
Vivoryon Therapeutics AG (A)(B)	160	1,033

Information Technology – 1.1%
Mynaric AG (A)(B)	35	1,444
Serviceware SE (B)	18	272

		1,716

Total Germany – 1.7%		2,749
Hong Kong

Industrials – 1.2%
Pacific Basin Shipping Ltd.	9,224	1,882

Total Hong Kong – 1.2%		1,882

COMMON STOCKS (Continued)	Shares	Value
Ireland

Consumer Discretionary – 1.0%
Dalata Hotel Group plc	303	$1,618

Consumer Staples – 0.9%
Total Produce plc	923	1,407

Financials – 0.9%
Greencoat Renewables plc	1,215	1,503

Health Care – 2.3%
Mainstay Medical International plc (B)(C)	42	138
UDG Healthcare plc	136	1,253
Uniphar plc (B)	1,818	2,298

		3,689

Industrials – 0.9%
Kingspan Group plc	31	1,531

Materials – 1.1%
Smurfit Kappa Group plc	59	1,768

Total Ireland – 7.1%		11,516
Isle Of Man

Consumer Discretionary – 1.0%
GVC Holdings plc	186	1,703

Information Technology – 1.3%
Strix Group plc (A)	1,011	2,113

Total Isle Of Man – 2.3%		3,816
Japan

Communication Services – 2.5%
ARTERIA Networks Corp.	227	3,064
Macromill, Inc.	126	1,035

		4,099

Consumer Discretionary – 5.7%
Komeda Holdings Co. Ltd.	153	2,848
NGK Spark Plug Co. Ltd.	99	1,892
Ryohin Keikaku Co. Ltd.	103	1,931
Stanley Electric Co. Ltd.	100	2,674

		9,345

Consumer Staples – 3.2%
Kobe Bussan Co. Ltd.	39	1,876
Matsumotokiyoshi Holdings Co. Ltd.	96	3,523

		5,399

Financials – 1.6%
Bank of Kyoto Ltd. (The) (A)	67	2,647

Health Care – 1.1%
Nippon Shinyaku Co. Ltd.	20	1,690

COMMON STOCKS (Continued)	Shares		Value
Industrials – 9.1%
MISUMI Group, Inc.	76		$1,803
Okamura Corp.	262		2,566
OSG Corp.	137		2,843
SATO Holdings Corp.	61		1,665
SG Holdings Co. Ltd.	72		1,765
Takeuchi Mfg Co. Ltd.	122		1,916
Tsubaki Nakashima Co. Ltd.	152		2,291

			14,849

Information Technology – 4.2%
DISCO Corp.	18		3,441
SCSK Corp.	74		3,459

			6,900

Materials – 2.7%
Taiyo Nippon Sanso Corp.	95		1,923
Zeon Corp.	201		2,459

			4,382

Real Estate – 6.6%
GLP J-REIT	2		2,472
Ichigo, Inc. (A)	440		1,776
Kenedix Office Investment Corp.	—	*	3,145
TechnoPro Holdings, Inc.	58		3,467

			10,860

Total Japan – 36.7%			60,171
Luxembourg

Real Estate – 1.6%
Grand City Properties S.A.	120		2,705

Total Luxembourg – 1.6%			2,705
Netherlands

Health Care – 0.6%
Qiagen N.V. (B)	31		1,012

Information Technology – 1.7%
ASM International N.V.	30		2,759

Total Netherlands – 2.3%			3,771
Norway

Communication Services – 0.7%
Adevinta ASA, Class B (B)	95		1,099

Total Norway – 0.7%			1,099
Singapore

Industrials – 1.3%
BOC Aviation Ltd.	229		2,109

Real Estate – 3.1%
City Developments Ltd.	279		1,981
Manulife U.S. REIT	3,487		3,103

			5,084

Total Singapore – 4.4%			7,193

2019	ANNUAL REPORT	87

SCHEDULE OF INVESTMENTS	IVY INTERNATIONAL SMALL CAP FUND (in thousands)

SEPTEMBER 30, 2019

COMMON STOCKS (Continued)	Shares	Value
South Korea

Financials – 1.4%
Hyundai Marine & Fire Insurance Co. Ltd.	102	$2,260

Total South Korea – 1.4%		2,260
Spain

Health Care – 1.5%
Almirall S.A.	141	2,467

Total Spain – 1.5%		2,467
Switzerland

Consumer Staples – 1.6%
Barry Callebaut AG, Registered Shares	1	2,570

Financials – 1.3%
Helvetia Holding AG	16	2,159

Health Care – 0.2%
Vifor Pharma AG	2	357

Information Technology – 2.0%
Logitech International S.A., Registered Shares	83	3,358

Total Switzerland – 5.1%		8,444
United Kingdom

Communication Services – 3.2%
Future plc	226	3,401
Rightmove plc	279	1,887

		5,288

COMMON STOCKS (Continued)	Shares	Value
Consumer Discretionary – 5.3%
City Pub Group plc (The) (A)	564	$1,438
Coats Group plc	2,609	2,385
Games Workshop Group plc	41	2,346
Gamesys Group plc (B)	108	982
Stock Spirits Group plc	500	1,426

		8,577

Energy – 0.7%
Premier Oil plc (A)(B)	1,157	1,106

Financials – 1.7%
Draper Esprit plc (B)	117	609
St. James’s Place plc	109	1,307
TP ICAP plc	208	872

		2,788

Health Care – 0.5%
Sensyne Health plc (A)(B)	638	844

Industrials – 2.2%
Diploma plc	97	1,992
National Express Group plc	312	1,662

		3,654

Information Technology – 1.3%
Avast plc	441	2,106

Real Estate – 0.6%
Great Portland Estates plc	99	911

Total United Kingdom – 15.5%		25,274

TOTAL COMMON STOCKS – 94.4%		$154,852
(Cost: $149,191)

PREFERRED STOCKS	Shares	Value
Germany

Industrials – 1.9%
Sixt SE	46	$3,048

Total Germany – 1.9%		3,048

TOTAL PREFERRED STOCKS – 1.9%		$3,048
(Cost: $2,820)

RIGHTS
Singapore – 0.0%
Manulife U.S. REIT	181	5

TOTAL RIGHTS – 0.0%		$5
(Cost: $11)

SHORT-TERM SECURITIES	Principal
Money Market Funds – 3.4%
Dreyfus Institutional Preferred Government Money Market Fund – Institutional Shares 1.900%, (D)(E)	$5,516	5,516

TOTAL SHORT-TERM SECURITIES – 3.4%		$5,516
(Cost: $5,516)

TOTAL INVESTMENT SECURITIES – 99.7%		$163,421
(Cost: $157,538)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.3%		525

NET ASSETS – 100.0%		$163,946

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)	All or a portion of securities with an aggregate value of $6,861 are on loan.

(B)	No dividends were paid during the preceding 12 months.

(C)	Restricted security. At September 30, 2019, the Fund owned the following restricted security:

Security	Acquisition Date(s)	Shares	Cost	Market Value
Mainstay Medical International plc	2-15-18	42	$734	$138

The	total value of this security represented 0.1% of net assets at September 30, 2019.

(D)	Rate shown is the annualized 7-day yield at September 30, 2019.

(E)	Investment made with cash collateral received from securities on loan.

88	ANNUAL REPORT	2019

SCHEDULE OF INVESTMENTS	IVY INTERNATIONAL SMALL CAP FUND (in thousands)

SEPTEMBER 30, 2019

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2019. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks
Communication Services	$4,500	$5,986	$—
Consumer Discretionary	6,423	16,234	—
Consumer Staples	1,407	7,969	—
Energy	—	4,615	—
Financials	2,112	11,964	—
Health Care	4,175	6,917	—
Industrials	5,185	26,583	—
Information Technology	1,716	19,241	—
Materials	—	8,507	—
Real Estate	6,486	14,832	—
Total Common Stocks	$32,004	$122,848	$—
Preferred Stocks	—	3,048	—
Rights	—	5	—
Short-Term Securities	5,516	—	—
Total	$37,520	$125,901	$—

The following acronym is used throughout this schedule:

REIT = Real Estate Investment Trust

Market Sector Diversification
(as a % of net assets)
Industrials	21.2%
Consumer Discretionary	13.8%
Real Estate	13.0%
Information Technology	12.8%
Financials	8.6%
Health Care	6.8%
Communication Services	6.4%
Consumer Staples	5.7%
Materials	5.2%
Energy	2.8%
Other+	3.7%

+	Includes cash and other assets (net of liabilities), and cash equivalents

See Accompanying Notes to Financial Statements.

2019	ANNUAL REPORT	89

MANAGEMENT DISCUSSION	IVY PICTET EMERGING MARKETS LOCAL CURRENCY DEBT FUND

(UNAUDITED)

Ivy Pictet Emerging Markets Local Currency Debt Fund is managed by Ivy Investment Management Company (IICO) and sub-advised by Pictet Asset Management (Pictet).

Mary-Therese Barton, co-portfolio manager, has managed the Fund since its inception in April 2014 and has 18 years industry experience. Alper Gocer, also a co-portfolio manager on the Fund, has been with Pictet since 2016 and has more than a decade of active emerging debt management experience. The Fund is managed by a team of six, including Barton and Gocer. The other co-portfolio managers include Philippe Petit, Guido Chamorro, Carrie Liaw and Robert Simpson. Petit and Chamorro have managed the Fund since its inception, while Liaw became a co-portfolio manager in 2015 and Simpson became a co-portfolio manager in 2019. Below, the Pictet investment team discusses positioning, performance and results for the Fund for its fiscal year ended September 30, 2019.

Fiscal Year Performance

For the 12 months ended Sept. 30, 2019
Ivy Pictet Emerging Markets Local Currency Debt Fund
(Class A shares at net asset value)	5.73%
Ivy Pictet Emerging Markets Local Currency Debt Fund
(Class A shares including sales load)	-0.34%

Benchmark(s) and Morningstar Category
J.P. Morgan GBI-EM Global Diversified Index	10.13%
(generally reflects the performance of the global debt market in emerging countries)
Morningstar Emerging-Markets Local Currency Bond Category Average	8.58%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses, while index returns do not include any such fees. The performance discussion below is at net asset value (NAV).

A volatile year

The Fund underperformed its benchmark and its Morningstar peer group for the fiscal year ended September 30, 2019. The Fund’s active positions relative to the benchmark in both rates and currencies detracted. Active rate trades were the largest detractor as we saw heightened levels of volatility in the markets. The Fund’s allocation to Argentina was a key detractor following as a sharp market sell-off when a shock presidential primary election led to currency controls and heightened default risk. Timing of an overweight to the Brazilian real was also a key detractor. Our timing of an underweight and move to a neutral weighting to the Turkish lira detracted as did our underweight to Turkish local rates in May. An overweight to the Colombian peso was close to neutral as the gain in June offset earlier losses during the fiscal period. An overweight allocation to Peruvian local rates was a solid contributor. Similarly, the overweight allocation to Russian local rates benefitted performance. A long position to Nigerian local rates was a contributor to performance as was the Fund’s overweight to Indonesian local rates with a bias towards the long-end of the curve.

Portfolio strategy

Our current strategy continues to be overweight local rates where we believe yields look attractive and/or the central bank has a dovish bias, or where the yield curve is steep. The third quarter of 2019 saw 56 interest rate cuts by central banks globally versus only six interest rate hikes. Conversely, we believe markets where inflation may surprise on the upside and thus translating into tighter monetary policy offers selective opportunities to move the Fund to underweight allocations. However, the current environment offers few opportunities with this regard. That said, Poland is a key example where we believe big increases in the minimum wage should increase wage growth and inflation over time, though inflation continues to remain low which we are monitoring closely. While we continue to look for the right entry point to selectively move overweight emerging market currencies, lackluster global growth and trade wars means we are being very selective and careful with the timing. For example, the Fund is currently overweight the Russian ruble and Mexican peso, but underweight the Romanian leu and Chilean peso. While the Fund used derivatives during the reporting period, they had minimal impact on the performance of the Fund.

Outlook

Dovish central banks and a data dependent U.S. Federal Reserve have introduced more volatility to the asset class, but are generally supportive for emerging market local rate markets. We expect global growth to remain weak, but believe emerging

90	ANNUAL REPORT	2019

market growth will hold up better than developed market growth, which is more late cycle. While less optimism over growth is normally not supportive for currencies, a favorable growth differential — currently at around 2% in favor of emerging market growth — should be supportive, while valuations look appealing compared to their long-term equilibrium levels. At the same time, we expect the U.S. dollar to remain range bound unless we see a big risk-off event.

We believe emerging market inflation remains low on average and the outlook remains favorable given output gaps are not yet closed in most countries and are actually widening again. In local rates, we see selected Asian countries, Mexico and Russia with a dovish bias offering opportunities to remain overweight as key examples.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. The value of the Fund’s shares will change, and you could lose money on your investment.

Fixed-income securities are subject to interest rate risk and, as such, the Fund’s net asset value may fall as interest rates rise, especially securities with longer maturities. Investing in below investment grade securities may carry a greater risk of nonpayment of interest or principal than higher-rated bonds

International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These risks are magnified in emerging markets. The Fund may seek to manage exposure to various foreign currencies, which may involve additional risks. The value of securities, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates or exchange control regulations. Investing in foreign securities involves a number of risks that may not be associated with the U.S. markets and that could affect the Fund’s performance unfavorably, such as greater price volatility; comparatively weak supervision and regulation of securities exchanges, fluctuation in foreign currency exchange rates and related conversion costs, adverse foreign tax consequences, or different and/or less stringent financial reporting standards.

Sovereign debt instruments are also subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or principal due to cash flow problems, insufficient foreign currency reserves or political concerns.

Risks of credit-linked notes include those risks associated with the underlying reference obligation, including but not limited to market risk, interest rate risk, credit risk, default risk and foreign currency risk. The buyer of a credit-linked note assumes the risk of default by the issuer and the underlying reference asset or entity. If the underlying investment defaults, the payments and principal received by the Fund will be reduced or eliminated. Also, in the event the issuer defaults or there is a credit event that relates to the reference asset, the recovery rate generally is less than the Fund’s initial investment, and the Fund may lose money.

The use of derivatives presents several risks including the risk that fluctuation in the values of the derivatives may not correlate perfectly with the overall securities markets or with the underlying asset from which the derivative’s value is derived. Moreover, some derivatives are more sensitive to interest rate changes and market fluctuations than others, and the risk of loss may be greater than if the derivative technique(s) had not been used. Derivatives also may be subject to counterparty risk, which includes the risk that a loss may be sustained by the Fund as a result of the insolvency or bankruptcy of, or other non-compliance by, another party to the transaction. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the Fund’s portfolio managers and are current only through the end of the period of the report as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy Pictet Emerging Markets Local Currency Debt Fund.

2019	ANNUAL REPORT	91

PORTFOLIO HIGHLIGHTS	IVY PICTET EMERGING MARKETS LOCAL CURRENCY DEBT FUND

ALL DATA IS AS OF SEPTEMBER 30, 2019 (UNAUDITED)

Asset Allocation

Bonds	81.1%
Other Government Securities	81.1%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	18.9%

Quality Weightings

Investment Grade	53.3%
AA	3.7%
A	17.6%
BBB	32.0%
Non-Investment Grade	27.8%
BB	21.1%
B	0.5%
Non-rated	6.2%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	18.9%

Our preference is to always use ratings obtained from Standard & Poor’s, Moody’s, and Fitch. It is each Portfolio’s general policy to classify such security at the lower rating level if only two ratings are available. If more than two ratings are available and a median exists, the median is used. If more than two ratings exist without a median, the lower of the two middle ratings is used. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

Country Weightings

Pacific Basin	25.9%
Thailand	9.3%
Indonesia	8.7%
Malaysia	4.7%
Other Pacific Basin	3.2%
Europe	21.6%
Russia	7.7%
Poland	4.5%
Hungary	4.5%
Czech Republic	3.7%
Other Europe	1.2%
South America	18.5%
Brazil	7.9%
Columbia	4.5%
Peru	3.6%
Other South America	2.5%
North America	4.3%
Mexico	4.3%
Africa	10.6%
South Africa	10.2%
Other Africa	0.4%
Bahamas/Caribbean	0.2%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	18.9%

+

Cash equivalents are defined as highly liquid securities that typically mature in less than three months. Cash equivalents may include U.S. Government Treasury bills, Foreign Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

92	ANNUAL REPORT	2019

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY PICTET EMERGING MARKETS LOCAL CURRENCY DEBT FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class C	Class E	Class I	Class N	Class R	Class Y
1-year period ended 9-30-19	-0.34%	5.09%	3.21%	6.17%	6.17%	5.39%	5.72%
5-year period ended 9-30-19	-2.63%	-2.14%	-1.87%	-1.12%	—	-1.69%	-1.44%
10-year period ended 9-30-19	—	—	—	—	—	—	—
Since Inception of Class through 9-30-19(4)	-2.86%	-2.47%	-2.17%	-1.46%	-0.05%	-2.04%	-1.77%

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A and Class E Shares carry a maximum front-end sales load of 5.75% and 2.50%, respectively. Class C shares carry a maximum contingent deferred sales charge (CDSC) of 1% (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N, Class R and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)

4-30-14 for Class A shares, 4-30-14 for Class C shares, 4-30-14 for Class E shares, 4-30-14 for Class I shares, 1-30-15 for Class N shares, 4-30-14 for Class R shares and 4-30-14 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2019	ANNUAL REPORT	93

SCHEDULE OF INVESTMENTS	IVY PICTET EMERGING MARKETS LOCAL CURRENCY DEBT FUND (in thousands)

SEPTEMBER 30, 2019

OTHER GOVERNMENT SECURITIES (A)	Principal		Value
Brazil – 7.9%
Brazil Letras do Tesouro Nacional:
0.000%, 7–1–21 (B)(C)	BRL	1,550	$341
0.000%, 1–1–22 (B)(C)		2,000	426
0.000%, 7–1–22 (B)(C)		2,100	433
0.000%, 7–1–23 (B)(C)		5,000	959
Brazil Notas do Tesouro Nacional:
10.000%, 1–1–21 (C)		151	38
10.000%, 1–1–23 (C)		12,700	3,398
10.000%, 1–1–25 (C)		10,245	2,826
10.000%, 1–1–27 (C)		2,687	758
10.000%, 1–1–29 (C)		3,550	1,019

			10,198

Chile – 2.3%
Chile Bonos Tesoreria:
4.500%, 3–1–21 (C)	CLP	410,000	584
4.700%, 9–1–30 (C)		235,000	380
5.000%, 3–1–35 (C)		605,000	1,041
6.000%, 1–1–43 (C)		470,000	961

			2,966

Columbia – 4.5%
Colombian TES:
7.500%, 8–26–26 (C)	COP	2,655,700	848
6.000%, 4–28–28 (C)		2,948,500	858
7.750%, 9–18–30 (C)		2,396,000	783
7.000%, 6–30–32 (C)		6,545,300	2,018
7.250%, 10–18–34 (C)		4,348,700	1,367

			5,874

Czech Republic – 3.7%
Czech Republic Government Bond:
0.450%, 10–25–23 (C)	CZK	32,430	1,324
2.400%, 9–17–25 (C)		5,900	265
1.000%, 6–26–26 (C)		30,990	1,283
2.500%, 8–25–28 (C)		14,860	688
2.750%, 7–23–29 (C)		15,700	749
0.950%, 5–15–30 (C)		10,230	412

			4,721

Dominican Republic – 0.2%
Dominican Republic
8.900%, 2–15–23 (C)	DOP	13,300	256

Hungary – 4.5%
Hungary Government Bond:
3.000%, 6–26–24 (C)	HUF	446,530	1,593
2.500%, 10–24–24 (C)		114,850	399
5.500%, 6–24–25 (C)		530,970	2,142
3.000%, 10–27–27 (C)		192,800	695
6.750%, 10–22–28 (C)		87,140	404
3.000%, 8–21–30 (C)		150,000	537

			5,770

Indonesia – 8.7%
Indonesia Government Bond:
9.000%, 3–15–29 (C)	IDR	32,085,000	2,501
8.250%, 5–15–29 (C)		15,782,000	1,187
6.625%, 5–15–33 (C)		6,771,000	434

OTHER GOVERNMENT SECURITIES (A) (Continued)	Principal		Value
Indonesia (Continued)
8.375%, 3–15–34 (C)	IDR	50,781,000	$3,783
8.250%, 5–15–36 (C)		34,000,000	2,491
8.375%, 4–15–39 (C)		6,034,000	447
8.750%, 2–15–44 (C)		4,600,000	347

			11,190

Malaysia – 4.7%
Malaysia Government Bond:
4.378%, 11–29–19 (C)	MYR	828	198
3.882%, 3–10–22 (C)		840	204
3.948%, 4–14–22 (C)		650	158
3.418%, 8–15–22 (C)		1,070	258
4.181%, 7–15–24 (C)		701	174
3.955%, 9–15–25 (C)		1,752	432
4.392%, 4–15–26 (C)		3,700	934
3.900%, 11–30–26 (C)		900	220
3.899%, 11–16–27 (C)		7,277	1,787
3.733%, 6–15–28 (C)		1,196	289
4.498%, 4–15–30 (C)		1,118	289
4.232%, 6–30–31 (C)		2,700	683
4.127%, 4–15–32 (C)		681	171
4.935%, 9–30–43 (C)		760	213
4.736%, 3–15–46 (C)		200	55
4.921%, 7–6–48 (C)		273	76

			6,141

Mexico – 4.3%
Mexican Bonos:
8.500%, 5–31–29 (C)	MXN	47,000	2,651
7.750%, 5–29–31 (C)		3,730	200
7.750%, 11–23–34 (C)		7,500	402
10.000%, 11–20–36 (C)		11,300	729
8.500%, 11–18–38 (C)		7,083	404
7.750%, 11–13–42 (C)		13,000	689
8.000%, 11–7–47 (C)		9,000	491

			5,566

Peru – 3.6%
Republic of Peru:
5.700%, 8–12–24 (C)	PEN	2,516	832
6.350%, 8–12–28 (C)		3,825	1,322
5.940%, 2–12–29 (C)(D)		1,200	403
6.950%, 8–12–31 (C)		1,667	603
5.400%, 8–12–34 (C)(D)		281	89
6.900%, 8–12–37 (C)		2,762	1,002
6.850%, 2–12–42 (C)		1,206	437

			4,688

Philippines – 0.3%
Republic of Philippines:
4.950%, 1–15–21 (C)	PHP	10,000	195
6.250%, 1–14–36 (C)		10,000	231

			426

Poland – 4.5%
Poland Government Bond:
5.750%, 9–23–22 (C)	PLN	1,700	474
2.500%, 4–25–24 (C)		9,928	2,555
2.500%, 7–25–26 (C)		3,714	960
2.500%, 7–25–27 (C)		2,837	735
2.750%, 4–25–28 (C)		4,304	1,140

			5,864

OTHER GOVERNMENT SECURITIES (A) (Continued)	Principal		Value
Romania – 1.2%
Romania Government Bond:
5.950%, 6–11–21 (C)	RON	20	$5
5.850%, 4–26–23 (C)		5,200	1,281
3.250%, 4–29–24 (C)(E)		935	209

			1,495

Russia – 7.7%
Russia Government Bond:
7.500%, 8–18–21 (C)	RUB	17,351	272
7.000%, 1–25–23 (C)		17,985	281
7.000%, 8–16–23 (C)		124,796	1,951
7.100%, 10–16–24 (C)		20,000	313
8.150%, 2–3–27 (C)		120,889	2,007
7.050%, 1–19–28 (C)		161,566	2,525
6.900%, 5–23–29 (C)		20,811	321
8.500%, 9–17–31 (C)		25,000	431
7.700%, 3–23–33 (C)		62,290	1,008
7.250%, 5–10–34 (C)		56,229	875

			9,984

Senegal – 0.4%
Republic of Senegal
6.750%, 3–13–48		$541	522

South Africa – 10.2%
Republic of South Africa:
10.500%, 12–21–26 (C)	ZAR	32,879	2,422
8.000%, 1–31–30 (C)		44,317	2,731
7.000%, 2–28–31 (C)		9,000	503
8.875%, 2–28–35 (C)		6,346	394
6.250%, 3–31–36 (C)		10,488	502
8.500%, 1–31–37 (C)		13,519	801
9.000%, 1–31–40 (C)		3,500	213
6.500%, 2–28–41 (C)		9,800	455
8.750%, 1–31–44 (C)		15,750	926
8.750%, 2–28–48 (C)		71,882	4,198

			13,145

Thailand – 9.3%
Thailand Government Bond:
2.400%, 12–17–23 (C)	THB	148,718	5,059
3.850%, 12–12–25 (C)		12,850	480
2.875%, 12–17–28 (C)		69,600	2,542
3.775%, 6–25–32 (C)		13,938	573
3.300%, 6–17–38 (C)		76,713	3,216
2.875%, 6–17–46 (C)		5,000	205

			12,075

Turkey – 2.9%
Turkey Government Bond:
11.000%, 3–2–22 (C)	TRY	648	110
8.500%, 9–14–22 (C)		1,010	159
12.200%, 1–18–23 (C)		2,500	431
16.200%, 6–14–23 (C)		898	173
10.400%, 3–20–24 (C)		1,070	171
8.000%, 3–12–25 (C)		2,937	419
10.600%, 2–11–26 (C)		4,396	697
11.000%, 2–24–27 (C)		2,203	350
10.500%, 8–11–27 (C)		4,544	702
12.400%, 3–8–28 (C)		3,541	603

			3,815

94	ANNUAL REPORT	2019

SCHEDULE OF INVESTMENTS	IVY PICTET EMERGING MARKETS LOCAL CURRENCY DEBT FUND (in thousands)

SEPTEMBER 30, 2019

OTHER GOVERNMENT SECURITIES (A) (Continued)	Principal		Value
Uruguay – 0.2%
Republica Orient Uruguay:
9.875%, 6–20–22 (C)	UYU	5,281	$141
8.500%, 3–15–28 (C)		4,137	97

			238

TOTAL OTHER GOVERNMENT SECURITIES – 81.1%			$104,934
(Cost: $104,650)

SHORT-TERM SECURITIES
Commercial Paper (F) – 9.1%
BMW U.S. Capital LLC (GTD by BMW AG)
2.100%, 11–7–19		$4,900	4,889
McCormick & Co., Inc.
2.151%, 10–3–19		5,000	4,999
Sysco Corp.
2.180%, 10–1–19		1,895	1,895

			11,783

SHORT-TERM SECURITIES (Continued)	Principal		Value
Master Note – 0.7%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps)
2.170%, 10–7–19 (G)		$912	$912

Money Market Funds – 0.1%
Dreyfus Institutional Preferred Government Money Market Fund – Institutional Shares
1.900%, (H)(I)		89	89

Treasury Bills (F) – 6.3%
Egypt Government Treasury Bills:
15.411%, 11-26-19 (C)	EGP	6,250	374
14.173%, 5-26-20 (C)		6,700	373
Nigeria Government Treasury Bills:
12.006%, 2-20-20 (C)	NGN	183,190	481
11.992%, 2-27-20 (C)		784,725	2,054
12.608%, 7-16-20 (C)		288,483	714

SHORT-TERM SECURITIES (Continued)	Principal	Value
Treasury Bills (F) (Continued)
U.S. Treasury Bills
1.990%, 10-10-19	$4,100	$4,098

		8,094

TOTAL SHORT-TERM SECURITIES – 16.2%		$20,878
(Cost: $20,866)

TOTAL INVESTMENT SECURITIES – 97.3%		$125,812
(Cost: $125,516)

CASH AND OTHER ASSETS, NET OF LIABILITIES (J)(K)(L) – 2.7%		3,456

NET ASSETS – 100.0%		$129,268

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)	Other Government Securities may include emerging markets sovereign, quasi-sovereign, corporate and supranational agency and organization debt securities.

(B)	Zero coupon bond.

(C)

Principal amounts are denominated in the indicated foreign currency, where applicable (BRL – Brazilian Real, CLP – Chilean Peso, CNY – Chinese Yuan Renminbi, COP – Columbian Peso, CZK – Czech Koruna, DOP – Dominican Republic peso, EGP – Egyptian Pound, HUF – Hungarian Forint, IDR – Indonesian Rupiah, INR – Indian Rupee, MXN – Mexican Peso, MYR – Malaysian Ringgit, NGN – Nigeria Naira, PEN – Peruvian Neuvo Sol, PHP – Philippine Peso, PLN – Polish Zloty, RON – Romania Leu, RUB – Russian Ruble, THB – Thai Baht, TRY – Turkish New Lira, UYU – Uruguay Peso and ZAR – South African Rand).

(D)

Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2019 the total value of these securities amounted to $492 or 0.4% of net assets.

(E)	All or a portion of securities with an aggregate value of $84 are on loan.

(F)	Rate shown is the yield to maturity at September 30, 2019.

(G)

Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2019. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

(H)	Rate shown is the annualized 7-day yield at September 30, 2019.

(I)	Investment made with cash collateral received from securities on loan.

(J)	Cash of $29 has been pledged as collateral on open futures contracts.

(K)	Cash of $1,150 has been pledged as collateral on OTC forward foreign currency contracts.

(L)	Cash of $837 has been pledged as collateral on centrally cleared interest rate swaps.

2019	ANNUAL REPORT	95

SCHEDULE OF INVESTMENTS	IVY PICTET EMERGING MARKETS LOCAL CURRENCY DEBT FUND (in thousands)

SEPTEMBER 30, 2019

The	following over the counter credit default swaps — buy protection(1) were outstanding at September 30, 2019:

Referenced Obligation	Counterparty	(Pay) Fixed Rate	Maturity Date	Notional Amount(2)	Value	Upfront Payments/ (Receipts)	Unrealized Appreciation (Depreciation)
Republic of Brazil	Barclays Bank plc	(1.000%)	12–20–24	1,310	$23	$20	$3
Republic of Indonesia	Goldman Sachs International	(1.000%)	12–20–24	1,001	(5)	(5)	— *
Republic of Indonesia	Barclays Bank plc	(1.000%)	12–20–24	799	(4)	(4)	— *
iTraxx Asia ex-Japan Investment Grade, Series 31 Index	Morgan Stanley & Co. International plc	(1.000%)	6–20–24	250	(5)	(3)	(2)
iTraxx Asia ex-Japan Investment Grade, Series 31 Index	JPMorgan Chase Bank N.A.	(1.000%)	6–20–24	225	(5)	(3)	(2)
iTraxx Asia ex-Japan Investment Grade, Series 32 Index	JPMorgan Chase Bank N.A.	(1.000%)	12–20–24	879	(10)	(12)	2
iTraxx Asia ex-Japan Investment Grade, Series 32 Index	Barclays Bank plc	(1.000%)	12–20–24	439	(5)	(5)	— *
Federation of Malaysia	Morgan Stanley & Co. International plc	(1.000%)	6–20–24	157	(4)	(3)	(1)
Federation of Malaysia	Goldman Sachs International	(1.000%)	6–20–24	396	(9)	(7)	(2)
Federation of Malaysia	Morgan Stanley & Co. International plc	(1.000%)	6–20–24	99	(2)	(2)	— *
Federation of Malaysia	Barclays Bank plc	(1.000%)	6–20–24	248	(6)	(5)	(1)
Republic of Indonesia	Citibank N.A.	(1.000%)	12–20–24	1,175	(5)	(6)	1
Republic of South Africa	Goldman Sachs International	(1.000%)	12–20–24	1,640	72	63	9

					$35	$28	$7

The following over the counter credit default swaps — sold protection(3) were outstanding at September 30, 2019:

Referenced Obligation	Counterparty	Receive Fixed Rate	Maturity Date	Implied Credit Spread at September 30, 2019(4)	Notional Amount(2)	Value	Upfront Payments/ (Receipts)	Unrealized Appreciation (Depreciation)
State of Qatar	JPMorgan Chase Bank N.A.	1.000%	6–20–24	0.653%	460	$10	$7	$3
State of Qatar	Barclays Bank plc	1.000%	6–20–24	0.653	440	10	7	3
Kingdom of Saudi Arabia	Morgan Stanley & Co. International plc	1.000%	6–20–24	0.921	212	3	4	(1)
Kingdom of Saudi Arabia	JPMorgan Chase Bank N.A.	1.000%	6–20–24	0.921	188	3	3	— *
Kingdom of Saudi Arabia	Morgan Stanley & Co. International plc	1.000%	6–24–24	0.921	188	2	3	(1)
Kingdom of Saudi Arabia	Barclays Bank plc	1.000%	6–20–24	0.921	212	3	4	(1)

						$31	$28	$3

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and/or take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

96	ANNUAL REPORT	2019

SCHEDULE OF INVESTMENTS	IVY PICTET EMERGING MARKETS LOCAL CURRENCY DEBT FUND (in thousands)

SEPTEMBER 30, 2019

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and/or deliver the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues, or an index as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following forward foreign currency contracts were outstanding at September 30, 2019:

	Currency to be Delivered		Currency to be Received	Settlement Date	Counterparty	Unrealized Appreciation		Unrealized Depreciation
Colombian Peso	9,780,000	U.S. Dollar	2,825	10–1–19	Barclays Capital, Inc.	$15		$—
U.S. Dollar	2,854	Colombian Peso	9,780,000	10–1–19	Barclays Capital, Inc.	—		43
U.S. Dollar	326	Turkish New Lira	2,010	10–1–19	Barclays Capital, Inc.	30		—
Brazilian Real	18,125	U.S. Dollar	4,390	10–2–19	Barclays Capital, Inc.	28		—
Hungarian Forint	392,059	U.S. Dollar	1,341	10–2–19	Barclays Capital, Inc.	65		—
Turkish New Lira	2,170	U.S. Dollar	367	10–2–19	Barclays Capital, Inc.	—		17
U.S. Dollar	630	Hungarian Forint	187,715	10–2–19	Barclays Capital, Inc.	—		19
Colombian Peso	910,000	U.S. Dollar	283	10–3–19	Barclays Capital, Inc.	22		—
Hungarian Forint	60,000	U.S. Dollar	212	10–3–19	Barclays Capital, Inc.	16		—
U.S. Dollar	1,175	Colombian Peso	4,070,000	10–3–19	Barclays Capital, Inc.	—		6
U.S. Dollar	516	Hungarian Forint	145,842	10–3–19	Barclays Capital, Inc.	—		41
U.S. Dollar	460	Hungarian Forint	132,076	10–4–19	Barclays Capital, Inc.	—		30
U.S. Dollar	11,387	Mexican Peso	223,104	10–4–19	Barclays Capital, Inc.	—		86
Euro	275	U.S. Dollar	313	10–7–19	Barclays Capital, Inc.	13		—
Hungarian Forint	153,836	U.S. Dollar	540	10–7–19	Barclays Capital, Inc.	40		—
U.S. Dollar	637	Hungarian Forint	183,532	10–7–19	Barclays Capital, Inc.	—		39
U.S. Dollar	545	South African Rand	7,780	10–7–19	Barclays Capital, Inc.	—		31
U.S. Dollar	429	South Korean Won	519,000	10–7–19	Barclays Capital, Inc.	5		—
Mexican Peso	7,470	U.S. Dollar	377	10–9–19	Barclays Capital, Inc.	—		1
U.S. Dollar	174	Mexican Peso	3,417	10–9–19	Barclays Capital, Inc.	—		1
U.S. Dollar	1,313	Thai Baht	40,000	10–9–19	Barclays Capital, Inc.	—		5
Argentine Peso	29,400	U.S. Dollar	482	10–15–19	Barclays Capital, Inc.	—		4
Hungarian Forint	260,248	U.S. Dollar	862	10–17–19	Barclays Capital, Inc.	14		—
Chilean Peso	196,524	U.S. Dollar	278	10–21–19	Barclays Capital, Inc.	8		—
Euro	710	U.S. Dollar	802	10–21–19	Barclays Capital, Inc.	27		—
U.S. Dollar	2,461	Russian Ruble	158,800	10–21–19	Barclays Capital, Inc.	—		19
U.S. Dollar	834	Malaysian Ringgit	3,490	10–29–19	Barclays Capital, Inc.	—		1
U.S. Dollar	203	Thai Baht	6,200	11–1–19	Barclays Capital, Inc.	—	*	—
Turkish New Lira	1,340	U.S. Dollar	231	11–4–19	Barclays Capital, Inc.	—		4
U.S. Dollar	4,382	Brazilian Real	18,125	11–4–19	Barclays Capital, Inc.	—		31
South African Rand	3,300	U.S. Dollar	213	11–5–19	Barclays Capital, Inc.	—		3
Mexican Peso	33,450	Euro	1,508	11–6–19	Barclays Capital, Inc.	—		37
Mexican Peso	17,050	U.S. Dollar	871	11–6–19	Barclays Capital, Inc.	12		—
Peruvian New Sol	3,040	U.S. Dollar	902	11–12–19	Barclays Capital, Inc.	1		—
Russian Ruble	106,200	U.S. Dollar	1,648	11–15–19	Barclays Capital, Inc.	20		—
Turkish New Lira	4,930	U.S. Dollar	851	11–15–19	Barclays Capital, Inc.	—		9
U.S. Dollar	827	Chilean Peso	591,314	11–15–19	Barclays Capital, Inc.	—		15
U.S. Dollar	1,691	Russian Ruble	112,900	11–15–19	Barclays Capital, Inc.	39		—
U.S. Dollar	819	Turkish New Lira	4,680	11–15–19	Barclays Capital, Inc.	—		3
Malaysian Ringgit	2,190	U.S. Dollar	525	11–18–19	Barclays Capital, Inc.	3		—
U.S. Dollar	966	Mexican Peso	18,876	11–20–19	Barclays Capital, Inc.	—		17
Turkish New Lira	9,218	U.S. Dollar	1,477	11–25–19	Barclays Capital, Inc.	—		126

2019	ANNUAL REPORT	97

SCHEDULE OF INVESTMENTS	IVY PICTET EMERGING MARKETS LOCAL CURRENCY DEBT FUND (in thousands)

SEPTEMBER 30, 2019

	Currency to be Delivered		Currency to be Received	Settlement Date	Counterparty	Unrealized Appreciation		Unrealized Depreciation
U.S. Dollar	819	Russian Ruble	54,100	11–25–19	Barclays Capital, Inc.	$9		$—
U.S. Dollar	1,477	Turkish New Lira	10,074	11–25–19	Barclays Capital, Inc.	275		—
Mexican Peso	19,926	U.S. Dollar	992	11–26–19	Barclays Capital, Inc.	—		9
U.S. Dollar	7	Mexican Peso	140	11–26–19	Barclays Capital, Inc.	—		—	*
U.S. Dollar	1,639	Colombian Peso	5,520,000	12–3–19	Barclays Capital, Inc.	—		58
Argentine Peso	15,200	U.S. Dollar	295	12–9–19	Barclays Capital, Inc.	85		—
U.S. Dollar	3,762	Turkish New Lira	23,628	12–18–19	Barclays Capital, Inc.	317		—
Argentine Peso	19,550	U.S. Dollar	374	12–20–19	Barclays Capital, Inc.	110		—
U.S. Dollar	372	Argentine Peso	19,550	12–20–19	Barclays Capital, Inc.	—		107
U.S. Dollar	1,606	Colombian Peso	5,550,000	12–26–19	Barclays Capital, Inc.	—		18
Argentine Peso	3,100	U.S. Dollar	58	1–29–20	Barclays Capital, Inc.	19		—
Argentine Peso	34,990	U.S. Dollar	652	1–31–20	Barclays Capital, Inc.	213		—
Argentine Peso	3,620	U.S. Dollar	66	2–13–20	Barclays Capital, Inc.	22		—
Turkish New Lira	10,665	U.S. Dollar	1,477	2–24–20	Barclays Capital, Inc.	—		329
U.S. Dollar	1,477	Turkish New Lira	9,618	2–24–20	Barclays Capital, Inc.	152		—
Argentine Peso	24,680	U.S. Dollar	444	2–26–20	Barclays Capital, Inc.	148		—
Argentine Peso	25,670	U.S. Dollar	462	2–27–20	Barclays Capital, Inc.	155		—
Turkish New Lira	24,543	U.S. Dollar	3,762	3–18–20	Barclays Capital, Inc.	—		368
U.S. Dollar	375	Argentine Peso	21,400	3–20–20	Barclays Capital, Inc.	—		129
Argentine Peso	34,736	U.S. Dollar	572	4–6–20	Barclays Capital, Inc.	182		—
Turkish New Lira	4,210	U.S. Dollar	638	10–1–19	Citibank N.A.	—		108
U.S. Dollar	33	Turkish New Lira	190	10–1–19	Citibank N.A.	—	*	—
Brazilian Real	610	U.S. Dollar	146	10–2–19	Citibank N.A.	—		1
U.S. Dollar	2,297	Brazilian Real	9,344	10–2–19	Citibank N.A.	—		48
U.S. Dollar	681	Hungarian Forint	204,344	10–2–19	Citibank N.A.	—		16
U.S. Dollar	174	Turkish New Lira	988	10–2–19	Citibank N.A.	1		—
Hungarian Forint	146,877	U.S. Dollar	482	10–4–19	Citibank N.A.	4		—
Russian Ruble	97,880	U.S. Dollar	1,518	10–4–19	Citibank N.A.	9		—
Hungarian Forint	84,000	U.S. Dollar	278	10–7–19	Citibank N.A.	5		—
Romanian Leu	560	U.S. Dollar	130	10–7–19	Citibank N.A.	1		—
Russian Ruble	11,400	U.S. Dollar	170	10–7–19	Citibank N.A.	—		6
South Korean Won	519,000	U.S. Dollar	433	10–7–19	Citibank N.A.	—		1
U.S. Dollar	224	Euro	201	10–7–19	Citibank N.A.	—		5
U.S. Dollar	303	Hungarian Forint	87,192	10–7–19	Citibank N.A.	—		19
U.S. Dollar	85	Romanian Leu	367	10–7–19	Citibank N.A.	—		1
U.S. Dollar	4,173	Polish Zloty	16,652	10–8–19	Citibank N.A.	—		20
Thai Baht	45,042	U.S. Dollar	1,459	10–9–19	Citibank N.A.	—		14
U.S. Dollar	285	Egyptian Pound	4,850	10–17–19	Citibank N.A.	12		—
U.S. Dollar	617	Hungarian Forint	181,473	10–17–19	Citibank N.A.	—		25
U.S. Dollar	2,107	Indonesian Rupiah	29,700,000	10–17–19	Citibank N.A.	—		17
U.S. Dollar	825	Mexican Peso	16,100	10–17–19	Citibank N.A.	—		11
Indonesian Rupiah	12,203,100	U.S. Dollar	865	10–25–19	Citibank N.A.	7		—
U.S. Dollar	948	Chilean Peso	685,857	10–25–19	Citibank N.A.	—		7
Hungarian Forint	63,000	U.S. Dollar	206	11–5–19	Citibank N.A.	1		—
Israeli Shekel	2,900	U.S. Dollar	825	11–5–19	Citibank N.A.	—		11
Singapore Dollar	1,451	U.S. Dollar	1,054	11–5–19	Citibank N.A.	4		—
U.S. Dollar	210	Romanian Leu	900	11–5–19	Citibank N.A.	—		3
Euro	746	Mexican Peso	16,500	11–6–19	Citibank N.A.	16		—
U.S. Dollar	3,644	Polish Zloty	14,523	11–6–19	Citibank N.A.	—		20
U.S. Dollar	433	South Korean Won	519,000	11–7–19	Citibank N.A.	—		—	*
Peruvian New Sol	360	U.S. Dollar	106	11–12–19	Citibank N.A.	—		1
U.S. Dollar	833	Peruvian New Sol	2,827	11–12–19	Citibank N.A.	4		—
Turkish New Lira	9,620	U.S. Dollar	1,652	11–15–19	Citibank N.A.	—		26

98	ANNUAL REPORT	2019

SCHEDULE OF INVESTMENTS	IVY PICTET EMERGING MARKETS LOCAL CURRENCY DEBT FUND (in thousands)

SEPTEMBER 30, 2019

	Currency to be Delivered		Currency to be Received	Settlement Date	Counterparty	Unrealized Appreciation		Unrealized Depreciation
U.S. Dollar	860	Turkish New Lira	5,150	11–15–19	Citibank N.A.	$38		$—
Mexican Peso	24,589	U.S. Dollar	1,237	11–20–19	Citibank N.A.	1		—
Argentine Peso	45,289	U.S. Dollar	897	11–21–19	Citibank N.A.	237		—
Russian Ruble	54,400	U.S. Dollar	807	11–25–19	Citibank N.A.	—		26
U.S. Dollar	1,695	Russian Ruble	113,400	11–25–19	Citibank N.A.	41		—
Czech Koruna	1,400	U.S. Dollar	60	12–2–19	Citibank N.A.	—	*	—
Colombian Peso	5,550,000	U.S. Dollar	1,608	12–3–19	Citibank N.A.	18		—
Turkish New Lira	19,607	U.S. Dollar	2,904	12–18–19	Citibank N.A.	—		481
Hungarian Forint	333,938	U.S. Dollar	1,101	12–20–19	Citibank N.A.	8		—
Czech Koruna	9,400	U.S. Dollar	399	1–6–20	Citibank N.A.	—	*	—
Argentine Peso	67,280	U.S. Dollar	1,251	1–17–20	Citibank N.A.	387		—
Argentine Peso	65,880	U.S. Dollar	1,209	1–29–20	Citibank N.A.	380		—
U.S. Dollar	1,342	Argentine Peso	68,980	1–29–20	Citibank N.A.	—		473
U.S. Dollar	687	Argentine Peso	34,990	1–31–20	Citibank N.A.	—		248
Argentine Peso	44,830	U.S. Dollar	789	2–27–20	Citibank N.A.	251		—
U.S. Dollar	1,286	Argentine Peso	70,500	2–27–20	Citibank N.A.	—		440
Argentine Peso	8,500	U.S. Dollar	146	3–18–20	Citibank N.A.	47		—
U.S. Dollar	2,904	Turkish New Lira	20,431	3–18–20	Citibank N.A.	533		—
Argentine Peso	23,300	U.S. Dollar	394	4–6–20	Citibank N.A.	132		—
Euro	710	U.S. Dollar	802	10–21–19	Deutsche Bank AG	27		—
U.S. Dollar	290	Egyptian Pound	5,310	7–15–20	Deutsche Bank AG	9		—
U.S. Dollar	326	Turkish New Lira	2,010	10–1–19	Goldman Sachs International	29		—
Colombian Peso	680,000	U.S. Dollar	198	10–3–19	Goldman Sachs International	3		—
U.S. Dollar	65	Mexican Peso	1,310	10–3–19	Goldman Sachs International	2		—
Russian Ruble	15,416	U.S. Dollar	241	10–4–19	Goldman Sachs International	3		—
U.S. Dollar	2,135	Russian Ruble	140,118	10–4–19	Goldman Sachs International	25		—
U.S. Dollar	1,010	South African Rand	15,219	10–4–19	Goldman Sachs International	—		6
Hungarian Forint	124,122	U.S. Dollar	428	10–7–19	Goldman Sachs International	24		—
U.S. Dollar	657	Thai Baht	20,100	10–7–19	Goldman Sachs International	1		—
Indonesian Rupiah	2,795,415	U.S. Dollar	196	10–11–19	Goldman Sachs International	—		—	*
Philippine Peso	2,497	U.S. Dollar	48	10–16–19	Goldman Sachs International	—		—	*
Mexican Peso	24,137	U.S. Dollar	1,247	10–21–19	Goldman Sachs International	28		—
Russian Ruble	56,600	U.S. Dollar	861	10–21–19	Goldman Sachs International	—		9
U.S. Dollar	583	Peruvian New Sol	1,964	10–25–19	Goldman Sachs International	—		1
Russian Ruble	19,418	U.S. Dollar	294	11–8–19	Goldman Sachs International	—		4
U.S. Dollar	350	Russian Ruble	23,056	11–8–19	Goldman Sachs International	4		—
Mexican Peso	8,800	U.S. Dollar	442	11–12–19	Goldman Sachs International	—		—	*
U.S. Dollar	1,015	Malaysian Ringgit	4,250	11–18–19	Goldman Sachs International	—		2
Peruvian New Sol	710	U.S. Dollar	208	12–5–19	Goldman Sachs International	—		2
U.S. Dollar	71	Argentine Peso	3,620	2–13–20	Goldman Sachs International	—		27
Colombian Peso	1,640,000	U.S. Dollar	484	10–1–19	JPMorgan Securities LLC	13		—
U.S. Dollar	474	Colombian Peso	1,640,000	10–1–19	JPMorgan Securities LLC	—		2
Turkish New Lira	6,224	U.S. Dollar	1,101	10–2–19	JPMorgan Securities LLC	—		1
U.S. Dollar	2,254	Brazilian Real	9,390	10–2–19	JPMorgan Securities LLC	6		—
U.S. Dollar	1,297	Turkish New Lira	7,405	10–2–19	JPMorgan Securities LLC	15		—
Colombian Peso	2,480,000	U.S. Dollar	718	10–3–19	JPMorgan Securities LLC	6		—
Hungarian Forint	70,000	U.S. Dollar	236	10–3–19	JPMorgan Securities LLC	8		—
Euro	856	U.S. Dollar	940	10–4–19	JPMorgan Securities LLC	7		—
Singapore Dollar	1,210	U.S. Dollar	881	10–7–19	JPMorgan Securities LLC	5		—
South African Rand	24,100	U.S. Dollar	1,640	10–7–19	JPMorgan Securities LLC	49		—
Thai Baht	20,100	U.S. Dollar	653	10–7–19	JPMorgan Securities LLC	—		5
U.S. Dollar	345	Hungarian Forint	99,342	10–7–19	JPMorgan Securities LLC	—		22
U.S. Dollar	3,546	South African Rand	52,700	10–7–19	JPMorgan Securities LLC	—		68
Polish Zloty	1,110	U.S. Dollar	278	10–8–19	JPMorgan Securities LLC	2		—

2019	ANNUAL REPORT	99

SCHEDULE OF INVESTMENTS	IVY PICTET EMERGING MARKETS LOCAL CURRENCY DEBT FUND (in thousands)

SEPTEMBER 30, 2019

	Currency to be Delivered		Currency to be Received	Settlement Date	Counterparty	Unrealized Appreciation		Unrealized Depreciation
U.S. Dollar	718	Colombian Peso	2,480,000	10–8–19	JPMorgan Securities LLC	$—		$6
Thai Baht	13,300	U.S. Dollar	432	10–9–19	JPMorgan Securities LLC	—		3
U.S. Dollar	396	Thai Baht	12,137	10–9–19	JPMorgan Securities LLC	1		—
U.S. Dollar	371	Turkish New Lira	2,106	10–9–19	JPMorgan Securities LLC	1		—
U.S. Dollar	832	Indian Rupee	59,900	10–11–19	JPMorgan Securities LLC	13		—
U.S. Dollar	1,098	Turkish New Lira	6,224	10–11–19	JPMorgan Securities LLC	1		—
Indonesian Rupiah	6,409,000	U.S. Dollar	455	10–15–19	JPMorgan Securities LLC	4		—
U.S. Dollar	404	Romanian Leu	1,704	10–15–19	JPMorgan Securities LLC	—		12
Chilean Peso	1,177,000	U.S. Dollar	1,619	10–16–19	JPMorgan Securities LLC	4		—
Indonesian Rupiah	29,767,238	U.S. Dollar	2,108	10–17–19	JPMorgan Securities LLC	14		—
Euro	760	U.S. Dollar	857	10–21–19	JPMorgan Securities LLC	27		—
Russian Ruble	50,900	U.S. Dollar	760	10–21–19	JPMorgan Securities LLC	—		23
U.S. Dollar	1,642	Euro	1,470	10–21–19	JPMorgan Securities LLC	—		38
U.S. Dollar	837	Indian Rupee	59,900	10–23–19	JPMorgan Securities LLC	8		—
Israeli Shekel	8,900	U.S. Dollar	2,533	11–5–19	JPMorgan Securities LLC	—		32
U.S. Dollar	1,056	Euro	955	11–5–19	JPMorgan Securities LLC	—		12
U.S. Dollar	226	South African Rand	3,300	11–5–19	JPMorgan Securities LLC	—		9
U.S. Dollar	1,066	Hungarian Forint	312,981	11–6–19	JPMorgan Securities LLC	—		45
U.S. Dollar	846	Mexican Peso	16,800	11–6–19	JPMorgan Securities LLC	—	*	—
South African Rand	12,600	U.S. Dollar	810	11–15–19	JPMorgan Securities LLC	—		17
U.S. Dollar	868	South African Rand	13,300	11–15–19	JPMorgan Securities LLC	5		—
U.S. Dollar	1,482	Argentine Peso	75,010	11–21–19	JPMorgan Securities LLC	—		390
Japanese Yen	88,000	U.S. Dollar	826	11–27–19	JPMorgan Securities LLC	10		—
U.S. Dollar	840	Japanese Yen	88,000	11–27–19	JPMorgan Securities LLC	—		23
Czech Koruna	15,700	U.S. Dollar	664	12–2–19	JPMorgan Securities LLC	1		—
U.S. Dollar	2,170	Colombian Peso	7,508,625	12–5–19	JPMorgan Securities LLC	—		19
U.S. Dollar	1,146	Romanian Leu	4,955	12–6–19	JPMorgan Securities LLC	—		9
Thai Baht	21,377	U.S. Dollar	700	12–9–19	JPMorgan Securities LLC	—		—	*
U.S. Dollar	292	Argentine Peso	15,200	12–9–19	JPMorgan Securities LLC	—		82
Turkish New Lira	30,938	U.S. Dollar	4,620	12–18–19	JPMorgan Securities LLC	—		721
U.S. Dollar	4,435	Turkish New Lira	27,417	12–18–19	JPMorgan Securities LLC	299		—
U.S. Dollar	287	Egyptian Pound	5,000	1–15–20	JPMorgan Securities LLC	11		—
U.S. Dollar	1,318	Argentine Peso	67,280	1–17–20	JPMorgan Securities LLC	—		454
U.S. Dollar	453	Argentine Peso	24,680	2–26–20	JPMorgan Securities LLC	—		157
Turkish New Lira	24,378	U.S. Dollar	3,762	3–18–20	JPMorgan Securities LLC	—		340
U.S. Dollar	140	Argentine Peso	8,520	3–18–20	JPMorgan Securities LLC	—		41
U.S. Dollar	4,620	Turkish New Lira	32,317	3–18–20	JPMorgan Securities LLC	817		—
Argentine Peso	21,400	U.S. Dollar	361	3–20–20	JPMorgan Securities LLC	114		—
Argentine Peso	13,200	U.S. Dollar	218	4–6–20	JPMorgan Securities LLC	70		—
U.S. Dollar	1,109	Argentine Peso	71,340	4–6–20	JPMorgan Securities LLC	—		308
U.S. Dollar	115	Euro	103	10–7–19	Morgan Stanley International	—		3
Polish Zloty	10,691	U.S. Dollar	2,780	10–8–19	Morgan Stanley International	114		—
U.S. Dollar	1,941	Polish Zloty	7,385	10–8–19	Morgan Stanley International	—		99
Malaysian Ringgit	252	U.S. Dollar	60	10–11–19	Morgan Stanley International	—	*	—
Turkish New Lira	2,850	U.S. Dollar	496	11–1–19	Morgan Stanley International	—		3
U.S. Dollar	206	Hungarian Forint	61,018	11–5–19	Morgan Stanley International	—		7
Euro	745	Mexican Peso	16,500	11–6–19	Morgan Stanley International	17		—
Polish Zloty	4,363	U.S. Dollar	1,127	11–6–19	Morgan Stanley International	39		—
South African Rand	12,618	U.S. Dollar	854	11–8–19	Morgan Stanley International	25		—
U.S. Dollar	791	Turkish New Lira	4,750	11–15–19	Morgan Stanley International	37		—
South African Rand	19,151	U.S. Dollar	1,232	12–2–19	Morgan Stanley International	—		22
U.S. Dollar	1,375	Czech Koruna	32,086	12–2–19	Morgan Stanley International	—		19
South African Rand	7,732	U.S. Dollar	505	12–5–19	Morgan Stanley International	—		2
Romanian Leu	3,820	Euro	772	3–16–20	Morgan Stanley International	—		22

						$6,080		$6,701

100	ANNUAL REPORT	2019

SCHEDULE OF INVESTMENTS	IVY PICTET EMERGING MARKETS LOCAL CURRENCY DEBT FUND (in thousands)

SEPTEMBER 30, 2019

The following futures contracts were outstanding at September 30, 2019 (contracts unrounded):

Description	Type	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation
U.S. 10-Year Treasury Note	Short	9	12–31–19	900	$(1,173)	$13
U.S. 30-Year Treasury Bond	Short	5	12–31–19	500	(811)	19

					$(1,984)	$32

The following centrally cleared interest rate swap agreements were outstanding at September 30, 2019:

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount (C)		Value	Upfront Payments/ (Receipts)	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank N.A.	Receive	1-Year Camara vs. Interest Rate Swap Peso	1.680%	12/18/2021	CLP	8,688	$(4)	$—	$(4)
JPMorgan Chase Bank N.A.	Pay	1-Year Camara vs. Interest Rate Swap Peso	2.480%	12/18/2029		2,267	(8)	—	(8)
JPMorgan Chase Bank N.A.	Pay	28-Day Mexico Equilibrium Interbank Interest Rate	6.470%	12/15/2021	MXN	3,116	— *	—	— *
JPMorgan Chase Bank N.A.	Pay	28-Day Mexico Equilibrium Interbank Interest Rate	6.600%	12/14/2022		1,779	8	—	8
JPMorgan Chase Bank N.A.	Pay	28-Day Mexico Equilibrium Interbank Interest Rate	6.245%	12/13/2023		5,272	(12)	—	(12)
JPMorgan Chase Bank N.A.	Pay	28-Day Mexico Equilibrium Interbank Interest Rate	6.340%	12/13/2023		5,279	(5)	—	(5)
JPMorgan Chase Bank N.A.	Pay	28-Day Mexico Equilibrium Interbank Interest Rate	6.410%	12/11/2024		3,871	(7)	—	(7)
JPMorgan Chase Bank N.A.	Pay	28-Day Mexico Equilibrium Interbank Interest Rate	6.585%	12/11/2024		2,442	10	—	10
JPMorgan Chase Bank N.A.	Pay	28-Day Mexico Equilibrium Interbank Interest Rate	6.620%	12/11/2024		3,717	19	—	19
JPMorgan Chase Bank N.A.	Pay	28-Day Mexico Equilibrium Interbank Interest Rate	6.615%	12/18/2024		2,464	12	—	12
JPMorgan Chase Bank N.A.	Pay	28-Day Mexico Equilibrium Interbank Interest Rate	6.520%	12/9/2026		3,156	(9)	—	(9)
JPMorgan Chase Bank N.A.	Pay	28-Day Mexico Equilibrium Interbank Interest Rate	6.705%	12/5/2029		2,115	(7)	—	(7)
JPMorgan Chase Bank N.A.	Receive	28-Day Mexico Equilibrium Interbank Interest Rate	7.180%	12/12/2029		3,175	2	—	2
JPMorgan Chase Bank N.A.	Receive	28-Day Mexico Equilibrium Interbank Interest Rate	7.060%	12/12/2029		3,175	12	—	12
JPMorgan Chase Bank N.A.	Pay	6-Month Warsaw Interbank Offered Rate	1.698%	12/18/2021	PLN	4,302	(3)	—	(3)
JPMorgan Chase Bank N.A.	Pay	6-Month Warsaw Interbank Offered Rate	1.728%	12/18/2021		4,279	— *	—	— *
JPMorgan Chase Bank N.A.	Pay	6-Month Warsaw Interbank Offered Rate	1.677%	12/18/2022		1,883	— *	—	— *
JPMorgan Chase Bank N.A.	Pay	6-Month Warsaw Interbank Offered Rate	1.770%	12/18/2022		2,910	7	—	7
JPMorgan Chase Bank N.A.	Receive	6-Month Warsaw Interbank Offered Rate	1.688%	12/18/2024		1,829	(2)	—	(2)
JPMorgan Chase Bank N.A.	Pay	6-Month Warsaw Interbank Offered Rate	1.670%	12/18/2024		1,184	1	—	1
JPMorgan Chase Bank N.A.	Receive	6-Month Warsaw Interbank Offered Rate	1.793%	12/18/2029		1,034	(10)	—	(10)
JPMorgan Chase Bank N.A.	Pay	6-Month Warsaw Interbank Offered Rate	1.680%	12/18/2029		661	1	—	1

							$5	$—	$5

2019	ANNUAL REPORT	101

SCHEDULE OF INVESTMENTS	IVY PICTET EMERGING MARKETS LOCAL CURRENCY DEBT FUND (in thousands)

SEPTEMBER 30, 2019

The following over the counter interest rate swap agreements were outstanding at September 30, 2019:

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount (C)		Value	Upfront Payments/ (Receipts)	Unrealized Appreciation (Depreciation)
Barclays Bank plc	Pay	1-Day Mumbai Interbank Outright Rate	7.125%	10/22/2019	INR	2,113	$22	$—	$22
Barclays Bank plc	Receive	1-Day Mumbai Interbank Outright Rate	6.685%	3/13/2023		2,178	(106)	—	(106)
Barclays Bank plc	Pay	6-Month LIBOR	7.650%	3/9/2024	IDR	1,155	59	—	59
Citibank N.A.	Pay	7-Day China Fixing Repo Rates	2.645%	7/3/2022	CNY	3,148	(7)	—	(7)
Citibank N.A.	Pay	7-Day China Fixing Repo Rates	2.600%	7/5/2022		1,572	(6)	—	(6)
Citibank N.A.	Pay	7-Day China Fixing Repo Rates	2.915%	6/11/2024		858	(1)	—	(1)
Credit Suisse International	Receive	1-Day Mumbai Interbank Outright Rate	6.615%	3/20/2023	INR	2,158	(100)	—	(100)
Goldman Sachs International	Receive	1-Day Brazil Interbank Deposit Rate	5.590%	1/4/2021	BRL	9,368	5	—	5
Goldman Sachs International	Pay	1-Day Brazil Interbank Deposit Rate	5.985%	1/3/2023		217	— *	—	— *
Goldman Sachs International	Pay	1-Day Brazil Interbank Deposit Rate	6.020%	1/3/2023		4,122	1	—	1
Goldman Sachs International	Pay	1-Day Brazil Interbank Deposit Rate	6.480%	1/2/2024		3,113	4	—	4
Goldman Sachs International	Receive	1-Day Brazil Interbank Deposit Rate	6.805%	1/4/2027		1,838	(1)	—	(1)
Goldman Sachs International	Pay	1-Day Mumbai Interbank Outright Rate	6.319%	12/20/2020	INR	901	(4)	—	(4)
Goldman Sachs International	Pay	3-Month Colombia Overnight Interbank Reference Rate	4.560%	12/18/2024	COP	2,115	(43)	—	(43)
Goldman Sachs International	Pay	6-Month Budapest Interbank Offered Rate	0.280%	12/18/2020	HUF	12,961	(18)	—	(18)
Goldman Sachs International	Receive	6-Month Budapest Interbank Offered Rate	0.400%	12/18/2021		6,524	— *	—	— *
Goldman Sachs International	Receive	6-Month Thai Baht Interest Rate Fixing Rate	2.585%	7/23/2028	THB	422	(39)	—	(39)
Goldman Sachs International	Pay	7-Day China Fixing Repo Rates	2.629%	7/5/2022	CNY	1,574	(5)	—	(5)
JPMorgan Chase Bank N.A.	Pay	1-Day Mumbai Interbank Outright Rate	7.060%	10/25/2019	INR	2,096	19	—	19
JPMorgan Chase Bank N.A.	Pay	1-Day Mumbai Interbank Outright Rate	6.915%	11/15/2019		5,125	37	—	37
JPMorgan Chase Bank N.A.	Pay	1-Day Mumbai Interbank Outright Rate	6.450%	12/13/2020		1,707	(1)	—	(1)
JPMorgan Chase Bank N.A.	Pay	1-Day Mumbai Interbank Outright Rate	6.385%	12/19/2020		1,694	(2)	—	(2)
JPMorgan Chase Bank N.A.	Pay	1-Day Mumbai Interbank Outright Rate	6.320%	12/20/2020		767	(3)	—	(3)
JPMorgan Chase Bank N.A.	Pay	1-Day Mumbai Interbank Outright Rate	4.965%	8/8/2022		788	(5)	—	(5)
JPMorgan Chase Bank N.A.	Pay	3-Month Johannesburg Interbank Agreed Rate	6.455%	12/17/2021	ZAR	6,073	33	—	33
JPMorgan Chase Bank N.A.	Pay	3-Month Johannesburg Interbank Agreed Rate	6.430%	12/18/2021		4,967	(15)	—	(15)
JPMorgan Chase Bank N.A.	Receive	3-Month Johannesburg Interbank Agreed Rate	6.843%	12/18/2024		2,532	16	—	16
JPMorgan Chase Bank N.A.	Pay	3-Month Johannesburg Interbank Agreed Rate	8.540%	12/18/2029		3,495	(11)	—	(11)

102	ANNUAL REPORT	2019

SCHEDULE OF INVESTMENTS	IVY PICTET EMERGING MARKETS LOCAL CURRENCY DEBT FUND (in thousands)

SEPTEMBER 30, 2019

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount (C)		Value		Upfront Payments/ (Receipts)	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank N.A.	Pay	3-Month RUB NFEA MosPrime Rate	7.115%	12/18/2021	RUB	2,538	$—	*	$—	$—	*
JPMorgan Chase Bank N.A.	Pay	3-Month RUB NFEA MosPrime Rate	7.170%	12/18/2021		10,557	11		—	11
JPMorgan Chase Bank N.A.	Pay	6-Month LIBOR	9.800%	10/9/2022	IDR	201	14		—	14
Morgan Stanley & Co. International plc	Pay	6-Month LIBOR	S 7.4%	4/24/2024		900	38		—	38

							$(108)		$—	$(108)

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2019. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Other Government Securities	$—	$104,934	$—
Short-Term Securities	89	20,789	—
Total	$89	$125,723	$—
Over the Counter Credit Default Swaps	$95	$31	$—
Forward Foreign Currency Contracts	$—	$6,080	$—
Futures Contracts	$32	$—	$—
Centrally Cleared Interest Rate Swaps	$—	$72	$—
Over the Counter Interest Rate Swaps	$—	$259	$—

Liabilities
Over the Counter Credit Default Swaps	$29	$31	$—
Forward Foreign Currency Contracts	$—	$6,701	$—
Centrally Cleared Interest Rate Swaps	$—	$67	$—
Over the Counter Interest Rate Swaps	$—	$367	$—

The following acronyms are used throughout this schedule:

GTD = Guaranteed

LIBOR = London Interbank Offered Rate

OTC = Over the Counter

Market Sector Diversification
(as a % of net assets)
Other Government Securities	81.1%
Other+	18.9%

+	Includes cash and other assets (net of liabilities), and cash equivalents

See Accompanying Notes to Financial Statements.

2019	ANNUAL REPORT	103

MANAGEMENT DISCUSSION	IVY PICTET TARGETED RETURN BOND FUND

(UNAUDITED)

Ivy Pictet Targeted Return Bond Fund is managed by Ivy Investment Management Company (IICO) and sub-advised by Pictet Asset Management (Pictet).

Below, Portfolio Managers Andres Sanchez Balcazar, CFA, David Bopp, CFA, Thomas Hansen, CFA and Ella Hoxha of Pictet discuss positioning, performance and results for the fiscal year ended September 30, 2019. Ella Hoxha was added as a co-portfolio manager in March 2019 and has 16 years of industry experience. The remaining co-portfolio managers have managed the Fund since its inception in January 2016, and have an average of 15 years experience.

Fiscal Year Performance

For the 12 months ended September 30, 2019
Ivy Pictet Targeted Return Bond Fund
(Class A shares at net asset value)	7.23%
Ivy Pictet Targeted Return Bond Fund
(Class A shares including sales charges)	1.08%

Benchmark(s) and Morningstar Category
Bloomberg Barclays U.S. Treasury Bills: 1-3 Month Index	2.33%
(generally reflects the performance of U.S. Treasury Bills with a remaining maturity between 1-3 months)
Morningstar Nontraditional Bond Category Average	3.17%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value (NAV).

Market update — rates

The fiscal year opened with expectations of continued rate hikes by the U.S. Federal Reserve (Fed), as U.S. growth outpaced other developed countries. Market tone shifted to a dovish stance in the first quarter of 2019 when Fed Chair Jerome Powell cited concerns over persistent inflation undershoots and the potential negative impact from global trade tensions. The escalation of U.S. and China trade tensions contributed to a decline in business sentiment during the year, as employment growth slowed, U.S. consumers became more uncertain and any signs of a growth recovery disappeared. Deteriorating economic data and growing fears of a recession, reflected in the U.S. yield curve flattening, justified the Fed in cutting interest rates for the first time in more than a decade in July, followed by a second cut in September. U.S. Treasuries rallied throughout the Fund’s fiscal year, despite occasional pull-backs, as markets expected the Fed to remain accommodative.

Other central banks joined the U.S. in turning more dovish, in particular the European Central Bank (ECB). Outgoing ECB President Mario Draghi launched a new stimulus program in September 2019 amid continued slowing growth and sluggish inflation in the Eurozone. While keeping policy rates steady during the year, the Bank of England indicated it may need to cut rates regardless of the outcome of Brexit given further weakness in the U.K. economy.

The Norges Bank was the exception to dovish policy, as the bank hiked policy rates four times in 2019 and kept a hawkish tone in an effort to cool an economy bolstered by oil strength.

Spreads

Spread products generally performed well during the fiscal year, although pockets of weakness emerged. Simultaneous dovish shifts from global central banks, subdued volatility and robust investor “yield-chasing” demand contributed to strong performance. In peripheral Europe, spreads tightened in Greece after the country’s sovereign credit rating was increased. European spreads further benefitted from the restart of ECB quantitative easing. Credit in Europe, such as subordinated financials and high yield ex. financials, performed well, while U.S. credit underperformed its European peers.

Emerging markets showed overall solid returns in the first half of the fiscal year in both hard currency sovereigns and corporate bonds, despite some widening on renewed trade tensions. Emerging markets were also supported by fiscal measures, such as tax cuts, increased infrastructure spending, and monetary easing from China, which led to signs of improvement in domestic demand. Fiscal expansion was also delivered in a few Asian economies, such as South Korea, India, Indonesia and Thailand. However, despite these measures, emerging markets weakened towards the end of the fiscal period.

Foreign exchange

Foreign exchange markets reflected the gyrations in the rates markets throughout the fiscal year. The generally risk-friendly start to 2019 sent the traditional commodity currencies, such as the Canadian dollar, New Zealand dollar and Australian

104	ANNUAL REPORT	2019

dollar, higher relative to the U.S. dollar. The traditional safe-haven currencies such as the Japanese yen and Swiss franc underperformed early in the fiscal period but rebounded in the risk-off month of May 2019. In the end, the U.S. dollar outperformed the majority of developed market and emerging market currencies over the period despite Fed rate cuts.

In emerging currencies, the crisis in Argentina, with its higher-than-expected inflation and worsening balance of payments, sent the peso lower. The Thai baht and the Turkish lira performed well against the U.S. dollar.

Fund performance

The Fund outperformed its benchmark and Morningstar peer group for the fiscal year ended September 30, 2019. Overall, the use of derivatives was a modest detractor to Fund performance for the fiscal period.

4Q18 performance analysis

The Fund posted a positive return and outperformed its benchmark in the quarter. Our rates positions strongly contributed to performance, due to our long duration positions in both the U.S. Treasury and German Bunds. Our spreads positions detracted from performance, as our financial and insurance positions in Europe underperformed, as well as some of our emerging-market hard currency positions in Latin America, the Middle East and China. The contribution from our currency positions was positive, due mainly to our long positions in Japanese yen.

1Q19 performance analysis

The Fund posted a positive return and outperformed its benchmark in the quarter. Our rates positions had a strong positive contribution, reflecting our long duration positions in the U.S. and Europe, as well as our flatter curve position in German Bunds. Our spread positions in both developed and emerging markets also contributed positively to performance over the quarter. More specifically, in developed markets, our holdings in financials contributed the most, while in emerging markets, our holdings in Asia (Chinese corporates, India and Indonesia government and quasi-sovereigns) outperformed. Overall, our currency positions were a small detractor to performance for the period.

2Q19 performance analysis

The Fund posted a positive return and outperformed its benchmark in the quarter. Our rates positions, specifically our long duration positions in the U.S. and Germany, were the primary positive contributors to performance. Our spread positions, in both developed and emerging markets, also contributed positively to performance. In developed markets, our holdings in European banks, insurance and properties contributed the most, while in emerging markets, our hard currency sovereign holdings in the Middle East, North Africa and Europe performed the best. Overall, our currency positions had a broadly neutral contribution to performance for the period.

3Q19 performance analysis

The Fund posted a positive return and outperformed its benchmark for the quarter. Our rates positions, specifically our long duration positions in the U.S. and Germany, were the primary positive contributors to performance. Our spread positions had a broadly neutral contribution to performance this quarter, as the positive performance in July and September was offset by the negative performance in August. Our developed market sovereign positions contributed, reflecting our 30-year Italian versus Germany bond spread tightening position. Our developed market credit positions had a small contribution, coming mainly from our European subordinated financials and insurance positions. Our emerging market positions detracted from performance, coming mainly from emerging market local rates. Emerging market hard currency positions had broadly neutral performance this quarter.

Outlook

The global economy has been dragged down over the last year by the manufacturing sector. So far the drag has not translated into weakness in the services and retail sector, which continue to support the U.S. economy. We continue to believe the bigger risk for our portfolio is the possibility of the U.S. decelerating and moving closer to recession.

The trade war and the continuous deceleration of the Chinese economy leave Europe and most emerging markets in a fairly vulnerable position. We think fiscal policy may come to the rescue, but only in countries that have room and are credible to increase spending without exerting too much pressure on the rates or the currency.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. The value of the Fund’s shares will change, and you could lose money on your investment.

2019	ANNUAL REPORT	105

Fixed-income securities are subject to interest rate risk and, as such, the Fund’s net asset value may fall as interest rates rise. Investing in below investment grade securities may carry a greater risk of nonpayment of interest or principal than higher-rated bonds.

International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These risks are magnified in emerging markets.

Sovereign debt instruments are also subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or principal due to cash flow problems, insufficient foreign currency reserves or political concerns.

The use of derivatives presents several risks including the risk that fluctuation in the values of the derivatives may not correlate perfectly with the overall securities markets or with the underlying asset from which the derivative’s value is derived. Moreover, some derivatives are more sensitive to interest rate changes and market fluctuations than others, and the risk of loss may be greater than if the derivative technique(s) had not been used. Derivatives also may be subject to counterparty risk, which includes the risk that a loss may be sustained by the Fund as a result of the insolvency or bankruptcy of, or other non-compliance by, another party to the transaction.

These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the Fund’s portfolio managers and are current only through the end of the period of the report as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy Pictet Targeted Return Bond Fund.

106	ANNUAL REPORT	2019

PORTFOLIO HIGHLIGHTS	IVY PICTET TARGETED RETURN BOND FUND

ALL DATA IS AS OF SEPTEMBER 30, 2019 (UNAUDITED)

Asset Allocation

Purchased Options	0.3%
Bonds	85.8%
Other Government Securities	39.0%
Corporate Debt Securities	27.6%
United States Government	19.2%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	13.9%

Quality Weightings

Investment Grade	73.0%
AAA	41.0%
AA	8.1%
A	3.5%
BBB	20.4%
Non-Investment Grade	12.8%
BB	8.1%
B	4.3%
Below CCC	0.1%
Non-rated	0.3%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+ and Purchased Options	14.2%

Our preference is to always use ratings obtained from Standard & Poor’s, Moody’s, and Fitch. It is each Portfolio’s general policy to classify such security at the lower rating level if only two ratings are available. If more than two ratings are available and a median exists, the median is used. If more than two ratings exist without a median, the lower of the two middle ratings is used. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

Country Weightings

Europe	43.9%
Germany	19.7%
Norway	6.4%
France	4.8%
Other Europe	13.0%
North America	26.5%
United States	25.8%
Other North America	0.7%
Pacific Basin	7.2%
Other	2.9%
South America	2.7%
Bahamas/Caribbean	1.9%
Africa	0.5%
Asia	0.2%
Cash and Other Assets (Net of Liabilities), Cash Equivalents+ and Purchased Options	14.2%

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2019	ANNUAL REPORT	107

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY PICTET TARGETED RETURN BOND FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class C	Class I	Class N	Class Y
1-year period ended 9-30-19	1.08%	6.45%	7.45%	7.57%	7.23%
5-year period ended 9-30-19	—	—	—	—	—
10-year period ended 9-30-19	—	—	—	—	—
Since Inception of Class through 9-30-19(4)	1.11%	2.01%	2.96%	3.08%	2.74%

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A Shares carry a maximum front-end sales load of 5.75%. Class C shares carry a maximum contingent deferred sales charge (CDSC) of 1% (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	1-4-16 for Class A shares, 1-4-16 for Class C shares, 1-4-16 for Class I shares, 1-4-16 for Class N shares and 1-4-16 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

108	ANNUAL REPORT	2019

SCHEDULE OF INVESTMENTS	IVY PICTET TARGETED RETURN BOND FUND (in thousands)

SEPTEMBER 30, 2019

PURCHASED OPTIONS	Number of Contracts (Unrounded)	Notional Amount	Value
AUD versus USD:
Call $0.71, Expires 10–29–19, OTC (Ctrpty: Goldman Sachs International)	2,285,000	2,285	$—	*
Call $0.71, Expires 10–29–19, OTC (Ctrpty: Barclays Capital, Inc.)	2,285,000	2,285	—	*
EUR versus GBP,
Put $0.86, Expires 2–17–20, OTC (Ctrpty: Goldman Sachs International)	3,020,000	3,020	35
EUR versus HUF:
Call $324.68, Expires 10–30–19, OTC (Ctrpty: Barclays Capital, Inc.)	8,185,000	8,185	287
Put $319.68, Expires 1–22–20, OTC (Ctrpty: Citibank N.A.)	4,040,000	4,040	3
Call $334.02, Expires 1–22–20, OTC (Ctrpty: Citibank N.A.)	4,040,000	4,040	48
Call $331.19, Expires 2–26–20, OTC (Ctrpty: Barclays Capital, Inc.)	8,070,000	8,070	150
EUR versus NOK,
Put $9.76, Expires 10–29–19, OTC (Ctrpty: Morgan Stanley & Co., Inc.)	4,101,000	4,101	6
EUR versus SEK,
Put $10.60, Expires 10–29–19, OTC (Ctrpty: Morgan Stanley & Co., Inc.)	8,201,000	8,201	14
Euro-Bobl 5-Year Bond December Futures,
Call EUR143.00, Expires 11–22–19 (A)	350	35,000	2
GBP versus USD:
Call $1.30, Expires 12–16–19, OTC (Ctrpty: Morgan Stanley & Co., Inc.)	3,550,000	3,550	17
Put $1.05, Expires 1–9–20, OTC (Ctrpty: Goldman Sachs International)	11,662,000	11,662	18
Call $1.44, Expires 2–27–20, OTC (Ctrpty: Goldman Sachs International)	11,564,000	11,564	5

PURCHASED OPTIONS (Continued)	Number of Contracts (Unrounded)	Notional Amount	Value
U.S. 2-Year Treasury Note December Futures,
Put $104.25, Expires 11–22–19	76	15,200	$1
U.S. 5-Year Treasury Note December Futures:
Call $119.50, Expires 11–22–19	443	44,300	197
Call $130.75, Expires 11–22–19	55	5,500	—	*
USD versus BRL,
Call $4.36, Expires 12–4–19, OTC (Ctrpty: Morgan Stanley & Co., Inc.)	8,920,000	8,920	79
USD versus CHF,
Call $0.99, Expires 1–22–20, OTC (Ctrpty: Citibank N.A.)	6,030,000	6,030	54
USD versus IDR,
Call $14,870.00, Expires 11–4–19, OTC (Ctrpty: Goldman Sachs International)	4,552,000	4,552	3
USD versus JPY,
Call $111.31, Expires 11–27–19, OTC (Ctrpty: Goldman Sachs International)	4,536,000	4,536	3
USD versus KRW,
Put $1,141.00, Expires 11–27–19, OTC (Ctrpty: Morgan Stanley & Co., Inc.)	4,536,000	4,536	3
USD versus TRY,
Call $6.21, Expires 11–15–19, OTC (Ctrpty: Goldman Sachs International)	3,370,000	3,370	13

TOTAL PURCHASED OPTIONS – 0.3%			$938
(Cost: $1,225)

CORPORATE DEBT SECURITIES		Principal
Communication Services

Broadcasting – 0.4%
Discovery Communications LLC (GTD by Discovery, Inc.),
5.300%, 5–15–49		$369	409
Fox Corp.,
5.576%, 1–25–49		372	472

			881

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Cable & Satellite – 0.5%
Altice France S.A.,
5.875%, 2–1–27 (A)	EUR	263	$317
Charter Communications Operating LLC and Charter Communications Operating Capital Corp.,
5.750%, 4–1–48		$450	513
Summer BidCo B.V. (9.000% Cash or 9.750% PIK),
9.000%, 11–15–25 (A)(B)	EUR	200	229

			1,059

Integrated Telecommunication Services – 1.0%
AT&T, Inc.:
4.250%, 6–1–43 (A)	GBP	176	254
5.150%, 2–15–50		$558	653
Telefonica Emisiones S.A.U.,
4.693%, 11–11–19 (A)	EUR	1,200	1,315

			2,222

Total Communication Services – 1.9%			4,162
Consumer Discretionary

Apparel, Accessories & Luxury Goods – 0.2%
PVH Corp.,
3.125%, 12–15–27 (A)		340	415

Home Improvement Retail – 0.3%
Lowe’s Co., Inc.,
4.550%, 4–5–49		$619	715

Restaurants – 0.1%
Starbucks Corp.,
4.450%, 8–15–49		246	286

Total Consumer Discretionary – 0.6%			1,416
Consumer Staples

Brewers – 0.2%
Anheuser-Busch InBev Worldwide, Inc. (GTD by AB INBEV/BBR/COB),
5.800%, 1–23–59		365	497

Drug Retail – 0.3%
CVS Health Corp.,
5.050%, 3–25–48		489	556

Packaged Foods & Meats – 0.2%
Mars, Inc.,
4.200%, 4–1–59 (C)		395	456

Total Consumer Staples – 0.7%			1,509
Energy

Integrated Oil & Gas – 1.7%
Korea National Oil Corp.,
2.875%, 3–27–22 (C)		731	741
Nexen Energy ULC,
6.400%, 5–15–37		229	321
Pemex Project Funding Master Trust (GTD by Petroleos Mexicanos),
6.625%, 6–15–35		352	344

2019	ANNUAL REPORT	109

SCHEDULE OF INVESTMENTS	IVY PICTET TARGETED RETURN BOND FUND (in thousands)

SEPTEMBER 30, 2019

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Integrated Oil & Gas (Continued)
Petrobras Global Finance B.V. (GTD by Petroleo Brasileiro S.A.):
4.750%, 1–14–25 (A)	EUR	200	$255
6.625%, 1–16–34 (A)	GBP	400	583
Petroleos Mexicanos,
4.875%, 2–21–28 (A)	EUR	281	319
PT Perusahaan Gas Negara Tbk,
5.125%, 5–16–24		$600	654
Raizen Fuels Finance Ltd.,
5.300%, 1–20–27 (C)		589	638

			3,855

Oil & Gas Exploration & Production – 0.3%
Oil and Gas Holding Co.,
7.500%, 10–25–27		600	664

Oil & Gas Storage & Transportation – 1.0%
Energy Transfer Partners L.P.,
6.000%, 6–15–48		730	863
Kunlun Energy Co. Ltd.,
3.750%, 5–13–25		464	488
TransCanada PipeLines Ltd.,
5.300%, 3–15–77		743	739

			2,090

Total Energy – 3.0%			6,609
Financials

Asset Management & Custody Banks – 0.7%
Charming Light Investments Ltd.:
4.375%, 12–21–27		458	493
4.250%, 6–21–67		233	236
China Cinda Finance (2017) I Ltd.,
4.400%, 3–9–27		808	874

			1,603

Consumer Finance – 0.3%
Intrum AB,
3.000%, 9–15–27 (A)(C)	EUR	669	710

Diversified Banks – 4.0%
ABANCA Corp. Bancaria S.A.,
6.125%, 1–18–29 (A)		500	586
ABN AMRO Bank N.V.,
2.875%, 1–18–28 (A)		300	352
Banco Santander S.A.,
6.750%, 7–25–66 (A)		500	592
Bankia S.A.,
6.000%, 10–18–66 (A)		1,000	1,125
Banque Centrale de Tunisia,
6.375%, 7–15–26 (A)		166	175
Barclays plc:
2.000%, 2–7–28 (A)		400	432
5.875%, 12–15–65 (A)	GBP	400	478
BNP Paribas S.A.,
3.375%, 1–9–25 (C)		$850	879
CaixaBank S.A.:
5.250%, 6–23–66 (A)	EUR	200	212
6.750%, 9–13–66 (A)		400	478

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Diversified Banks (Continued)
CYBG plc:
4.000%, 9–25–26 (A)	GBP	300	$373
8.000%, 6–8–66 (A)		200	234
Erste Group Bank AG,
6.500%, 10–15–66 (A)	EUR	600	754
Intesa Sanpaolo S.p.A.,
6.625%, 9–13–23 (A)		613	803
UniCredit S.p.A.,
5.861%, 6–19–32		$400	411
Unione di Banche Italiane S.p.A.,
4.450%, 9–15–27 (A)	EUR	805	934

			8,818

Diversified Capital Markets – 0.5%
Credit Suisse Group AG,
7.250%, 3–12–67		$400	428
Investec plc,
6.750%, 12–5–66 (A)	GBP	500	606

			1,034

Life & Health Insurance – 0.7%
Legal & General Group plc,
5.125%, 11–14–48 (A)		300	409
NN Group N.V.:
4.625%, 4–8–44 (A)	EUR	245	300
4.625%, 1–13–48 (A)		241	306
Phoenix Group Holdings,
4.375%, 1–24–29 (A)		205	235
Rothesay Life plc,
6.875%, 3–12–68 (A)	GBP	300	352

			1,602

Property & Casualty Insurance – 0.3%
Chubb INA Holdings, Inc. (GTD by Chubb Ltd.),
2.500%, 3–15–38 (A)	EUR	243	324
Direct Line Insurance Group plc,
4.750%, 6–7–66 (A)	GBP	400	407

			731

Specialized Finance – 0.9%
China Great Wall International Holdings III Ltd.,
3.875%, 8–31–27		$1,358	1,417
Huarong Finance 2017 Co. Ltd.,
4.250%, 11–7–27		354	367
Huarong Finance II Co. Ltd.,
2.875%, 3–14–67		231	226

			2,010

Thrifts & Mortgage Finance – 0.6%
Coventry Building Society,
6.875%, 9–18–67 (A)	GBP	353	452
Deutsche Pfandbriefbank AG,
2.875%, 6–28–27 (A)	EUR	700	769

			1,221

Total Financials – 8.0%			17,729

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Health Care

Health Care Facilities – 0.2%
HCA, Inc. (GTD by HCA Holdings, Inc.),
5.250%, 6–15–49		$391	$429

Health Care Supplies – 0.2%
Medtronic Global Holdings SCA,
1.750%, 7–2–49 (A)	EUR	363	415

Life Sciences Tools & Services – 0.2%
Thermo Fisher Scientific, Inc.,
2.875%, 7–24–37 (A)		350	479

Managed Health Care – 0.2%
UnitedHealth Group, Inc.:
3.700%, 8–15–49		$238	253
3.875%, 8–15–59		233	246

			499

Total Health Care – 0.8%			1,822
Industrials

Diversified Support Services – 0.8%
Logicor Financing S.a.r.l.:
2.250%, 5–13–25 (A)	EUR	1,200	1,408
3.250%, 11–13–28 (A)		400	493

			1,901

Industrial Conglomerates – 0.2%
General Electric Co.,
4.125%, 10–9–42		$437	441

Marine Ports & Services – 0.4%
CCCI Treasure Ltd. (GTD by China Communications Construction Co. Ltd.),
3.500%, 12–29–49		834	833

Railroads – 0.3%
CSX Corp.,
4.750%, 11–15–48		510	615

Total Industrials – 1.7%			3,790
Information Technology

IT Consulting & Other Services – 0.5%
Capgemini SE,
1.750%, 7–1–20 (A)	EUR	400	440
International Business Machines Corp.,
4.250%, 5–15–49		$567	655

			1,095

Technology Hardware, Storage & Peripherals – 0.9%
Hewlett Packard Enterprise Co.:
2.100%, 10–4–19 (C)		610	610
4.900%, 10–15–25 (D)		563	625
6.350%, 10–15–45 (D)		642	750

110	ANNUAL REPORT	2019

SCHEDULE OF INVESTMENTS	IVY PICTET TARGETED RETURN BOND FUND (in thousands)

SEPTEMBER 30, 2019

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Technology Hardware, Storage & Peripherals (Continued)
Hewlett Packard Enterprise Co. (3-Month U.S. LIBOR plus 72 bps),
3.001%, 10–5–21 (E)		$97	$97

			2,082

Total Information Technology – 1.4%			3,177
Materials

Aluminum – 0.3%
PT Indonesia Asahan Aluminum Persero Tbk:
6.757%, 11–15–48 (C)		200	259
6.757%, 11–15–48		315	408

			667

Copper – 0.1%
KME AG,
6.750%, 2–1–23 (A)	EUR	300	267

Diversified Chemicals – 0.5%
Chemours Co. (The),
4.000%, 5–15–26 (A)		200	200
CNAK (HK) Finbridge Co. Ltd.,
5.125%, 3–14–28		$200	224
Dow Chemical Co. (The),
4.375%, 11–15–42		603	626

			1,050

Diversified Metals & Mining – 0.3%
Glencore Finance (Europe) S.A. (GTD by Glencore Xstrata plc, Glencore International AG and Xstrata (Schweiz) AG),
3.375%, 9–30–20 (A)	EUR	507	571

Fertilizers & Agricultural Chemicals – 0.3%
Israel Chemicals Ltd.,
6.375%, 5–31–38		$616	755

Metal & Glass Containers – 0.1%
Trivium Packaging Finance B.V.,
3.750%, 8–15–26 (A)(C)	EUR	100	115

Specialty Chemicals – 0.3%
International Flavors & Fragrances, Inc.,
5.000%, 9–26–48		$343	392
Westlake Chemical Corp.,
1.625%, 7–17–29 (A)	EUR	344	384

			776

Total Materials – 1.9%			4,201
Real Estate

Diversified Real Estate Activities – 1.8%
Blackstone Property Partners Europe L.P.,
2.200%, 7–24–25 (A)		800	931

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Diversified Real Estate Activities (Continued)
CPI Property Group S.A.,
2.125%, 10–4–24 (A)(D)	EUR	600	$690
Inmobiliaria Colonial Socimi S.A.,
2.500%, 11–28–29 (A)		200	244
Shimao Property Holdings Ltd.,
6.125%, 2–21–24		$1,142	1,211
Vanke Real Estate (Hong Kong) Co. Ltd.,
3.975%, 11–9–27		335	347
WPC Eurobond B.V.,
1.350%, 4–15–28 (A)	EUR	535	579

			4,002

Diversified REITs – 0.6%
Aroundtown S.A.,
1.625%, 1–31–28 (A)		800	902
Powerlong Real Estate Holdings Ltd.,
5.950%, 7–19–20		$441	439

			1,341

Hotel & Resort REITs – 0.3%
China Aoyuan Property Group Ltd.:
7.500%, 5–10–21		234	239
5.375%, 9–13–22		400	389

			628

Industrial REITs – 0.3%
Prologis Euro Finance LLC (GTD by Prologis L.P.):
0.625%, 9–10–31 (A)	EUR	340	366
1.500%, 9–10–49 (A)		327	341

			707

Office REITs – 0.5%
Dream Global Funding I S.a.r.l.,
1.375%, 12–21–21 (A)		600	666
TLG Immobilien AG,
1.500%, 5–28–26 (A)		300	338

			1,004

Real Estate Development – 2.4%
China Evergrande Group:
8.250%, 3–23–22		$255	228
8.750%, 6–28–25		1,063	857
CIFI Holdings Group Co. Ltd.,
6.550%, 3–28–24		600	588
Country Garden Holdings Co. Ltd.,
8.000%, 1–27–24		800	869
Longfor Properties Co. Ltd.,
4.500%, 1–16–28		706	728
RKPF Overseas 2019 A Ltd.,
7.875%, 2–1–23 (F)		500	527
Sunac China Holdings Ltd.,
7.950%, 10–11–23		1,000	977
Yuzhou Properties Co. Ltd.,
8.500%, 2–26–24		600	588

			5,362

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Real Estate Operating Companies – 0.2%
Grand City Properties S.A.,
1.500%, 2–22–27 (A)	EUR	400	$459

Residential REITs – 0.3%
Heimstaden Bostad AB,
1.750%, 12–7–21 (A)(D)		600	674

Retail REITs – 0.7%
MAF Global Securities Ltd.,
5.500%, 9–7–67		$400	403
Unibail-Rodamco SE,
2.250%, 5–14–38 (A)	EUR	800	1,047

			1,450

Specialized REITs – 0.2%
Digital Stout Holding LLC,
3.750%, 10–17–30 (A)	GBP	300	414

Total Real Estate – 7.3%			16,041
Utilities

Electric Utilities – 0.1%
Energo-Pro A.S.,
4.500%, 5–4–24 (A)	EUR	171	187

Gas Utilities – 0.2%
Origin Energy Finance Ltd.:
2.875%, 10–11–19 (A)		200	218
2.500%, 10–23–20 (A)		300	336

			554

Total Utilities – 0.3%			741

TOTAL CORPORATE DEBT SECURITIES – 27.6%			$61,197
(Cost: $59,616)

OTHER GOVERNMENT SECURITIES (G)

Argentina – 0.1%
Republic of Argentina:
35.900%, 6–21–20 (A)(F)	ARS	8,819	58
5.830%, 10–29–20 (A)		28,487	203

			261

Brazil – 0.8%
Federative Republic of Brazil,
4.625%, 1–13–28		$1,571	1,669

Columbia – 1.0%
Republic of Colombia:
4.500%, 3–15–29		1,186	1,318
6.125%, 1–18–41		623	812

			2,130

Dominican Republic – 0.4%
Dominican Republic,
6.000%, 7–19–28		720	786

2019	ANNUAL REPORT	111

SCHEDULE OF INVESTMENTS	IVY PICTET TARGETED RETURN BOND FUND (in thousands)

SEPTEMBER 30, 2019

OTHER GOVERNMENT SECURITIES (G) (Continued)	Principal		Value
Egypt – 0.5%
Arab Republic of Egypt:
6.375%, 4–11–31 (A)	EUR	524	$593
8.500%, 1–31–47 (C)		$277	293
8.700%, 3–1–49		222	239

			1,125

France – 3.6%
France Government Bond,
2.000%, 5–25–48 (A)	EUR	5,137	7,867

Germany – 19.1%
Bundesrepublik Deutschland:
0.500%, 2–15–25 (A)		2,576	3,006
0.250%, 8–15–28 (A)		7,370	8,683
0.250%, 2–15–29 (A)		25,730	30,360

			42,049

Ghana – 0.2%
Republic of Ghana,
7.875%, 8–7–23		$310	339

Indonesia – 0.8%
Indonesia Government Bond:
3.700%, 1–8–22 (C)		310	319
8.500%, 10–12–35		200	314
8.375%, 4–15–39 (A)	IDR	7,041,000	522
Republic of Indonesia:
1.450%, 9–18–26 (A)	EUR	187	214
6.625%, 2–17–37		$300	406

			1,775

Italy – 2.4%
Buoni del Tesoro Poliennali,
2.700%, 3–1–47 (A)	EUR	4,089	5,376

Nigeria – 0.4%
Republic of Nigeria:
7.625%, 11–28–47		$479	474
9.248%, 1–21–49		400	447

			921

Norway – 6.4%
Norway Government Bond:
1.750%, 2–17–27 (A)	NOK	69,196	7,884
1.750%, 9–6–29 (A)		54,111	6,233

			14,117

OTHER GOVERNMENT SECURITIES (G) (Continued)	Principal		Value
Peru – 0.8%
Republic of Peru:
7.350%, 7–21–25		$309	$391
8.750%, 11–21–33		785	1,296

			1,687

Qatar – 0.3%
Qatar Government Bond,
5.103%, 4–23–48		440	562

South Africa – 1.0%
Republic of South Africa:
5.875%, 9–16–25		427	465
5.875%, 6–22–30		740	790
9.000%, 1–31–40 (A)	ZAR	16,991	1,036

			2,291

Sri Lanka – 0.7%
Republic of Sri Lanka:
6.850%, 11–3–25		$1,091	1,093
6.200%, 5–11–27 (C)(F)		580	541

			1,634

United Arab Emirates – 0.3%
Abu Dhabi Government Bond,
4.125%, 10–11–47		515	604

Uzbekistan – 0.2%
Republic of Uzbekistan,
5.375%, 2–20–29		459	504

TOTAL OTHER GOVERNMENT SECURITIES – 39.0%			$85,697
(Cost: $84,608)

UNITED STATES GOVERNMENT OBLIGATIONS
Treasury Obligations – 19.2%
U.S. Treasury Bonds,
3.375%, 11–15–48 (H)		6,020	7,676
U.S. Treasury Notes:
2.750%, 9–15–21		4,812	4,914
2.875%, 10–31–23		26,277	27,628
2.000%, 2–15–25 (I)		2,160	2,206

			42,424

TOTAL UNITED STATES GOVERNMENT OBLIGATIONS – 19.2%			$42,424
(Cost: $40,949)

SHORT-TERM SECURITIES	Principal		Value
Commercial Paper (J) – 2.3%
Sysco Corp.,
2.180%, 10-1-19		$5,089	$5,089

Master Note – 0.9%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps),
2.170%, 10–7–19 (K)		1,899	1,899

Money Market Funds – 0.2%
Dreyfus Institutional Preferred Government Money Market Fund – Institutional Shares,
1.900%, (L)(M)		478	478

Treasury Bills (J) – 7.6%
Japan Government Treasury Bills:
-0.189%, 11–20–19 (A)	JPY	1,000,000	9,251
-0.201%, 12–2–19 (A)		800,000	7,401

			16,652

TOTAL SHORT-TERM SECURITIES – 11.0%			$24,118
(Cost: $23,875)

TOTAL INVESTMENT SECURITIES – 97.1%			$214,374
(Cost: $210,273)

CASH AND OTHER ASSETS, NET OF LIABILITIES (N) – 2.9%			6,325

NET ASSETS – 100.0%			$220,699

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)

Principal amounts are denominated in the indicated foreign currency, where applicable (ARS – Argentine Peso, AUD – Australian Dollar, BRL – Brazilian Real, CHF – Swiss Franc, CNY – Chinese Yuan Renminbi, CZK – Czech Koruna, EUR – Euro, GBP – British Pound, HUF – Hungarian Forint, IDR – Indonesian Rupiah, JPY – Japanese Yen, KRW – South Korean Won, MXN – Mexican Peso, NOK – Norwegian Krone, NZD – New Zealand Dollar, PLN – Polish Zloty, SEK – Swedish Krona, TRY – Turkish Lira and ZAR – South African Rand).

(B)	Payment-in-kind bond which may pay interest in additional par and/or in cash. Rates shown are the current rate and possible payment rates.

112	ANNUAL REPORT	2019

SCHEDULE OF INVESTMENTS	IVY PICTET TARGETED RETURN BOND FUND (in thousands)

SEPTEMBER 30, 2019

(C)

Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2019 the total value of these securities amounted to $5,561 or 2.5% of net assets.

(D)

Step bond that pays an initial coupon rate for the first period and then a higher or lower coupon rate for the following periods. Interest rate disclosed is that which is in effect at September 30, 2019.

(E)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2019. Description of the reference rate and spread, if applicable, are included in the security description.

(F)	All or a portion of securities with an aggregate value of $467 are on loan.

(G)	Other Government Securities may include emerging markets sovereign, quasi-sovereign, corporate and supranational agency and organization debt securities.

(H)	All or a portion of securities with an aggregate value of $2,907 have been pledged as collateral on open futures contracts.

(I)	All or a portion of securities with an aggregate value of $273 are held in collateralized accounts for OTC foreign forward currency contracts collateral.

(J)	Rate shown is the yield to maturity at September 30, 2019.

(K)

Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2019. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

(L)	Investment made with cash collateral received from securities on loan.

(M)	Rate shown is the annualized 7-day yield at September 30, 2019.

(N)	Cash of $1,347 is held in collateralized accounts for centrally cleared swap agreement collateral.

The following centrally cleared credit default swaps – buy protection(1) were outstanding at September 30, 2019:

Index	(Pay) Fixed Rate	Maturity Date	Notional Amount(2)	Value	Upfront Payments/ (Receipts)	Unrealized Depreciation
Markit CDX Investment Grade, Series 31 Index	(1.000%)	12–20–23	24,200	$(525)	$(363)	$(162)
iTraxx Asia ex-Japan Investment Grade, Series 31 Index	(1.000%)	6–20–24	9,100	(190)	(115)	(75)
iTraxx Europe Crossover, Series 31 Index	(5.000%)	6–20–24	2,000	(216)	(214)	(2)
iTraxx Europe Senior Financials, Series 31 Index	(1.000%)	6–20–24	4,200	(92)	(38)	(54)
iTraxx Europe, Series 31 Index	(1.000%)	6–20–22	8,000	(182)	(151)	(31)

				$(1,205)	$(881)	$(324)

The following centrally cleared credit default swaps – sold protection(3) were outstanding at September 30, 2019:

Index	Receive Fixed Rate	Maturity Date	Implied Credit Spread at September 30, 2019(4)	Notional Amount(2)	Value	Upfront Payments/ (Receipts)	Unrealized Appreciation
Markit CDX Investment Grade, Series 32 Index	1.000%	6–20–24	0.881%	9,100	$192	$145	$47

2019	ANNUAL REPORT	113

SCHEDULE OF INVESTMENTS	IVY PICTET TARGETED RETURN BOND FUND (in thousands)

SEPTEMBER 30, 2019

The following over the counter credit default swaps – buy protection(1) were outstanding at September 30, 2019:

Referenced Obligation	Counterparty	(Pay) Fixed Rate	Maturity Date	Notional Amount(2)	Value	Upfront Payments/ (Receipts)	Unrealized (Depreciation)
Banco Bilbao Vizcaya Argentaria S.A.	Morgan Stanley & Co. International plc	(1.000%)	6–20–24	800	$(23)	$(10)	$(13)
BNP Paribas S.A.	Barclays Bank plc	(1.000%)	6–20–24	800	(28)	(23)	(5)
Bouygues S.A.	Barclays Bank plc	(1.000%)	6–20–24	1,000	(36)	(25)	(11)
People’s Republic of China	Barclays Bank plc	(1.000%)	6–20–24	7,200	(183)	(139)	(44)
Commerzbank AG	Morgan Stanley & Co. International plc	(1.000%)	6–20–24	800	(23)	(15)	(8)
Diageo Capital plc	Morgan Stanley & Co. International plc	(1.000%)	6–20–24	800	(30)	(30)	— *
Republic of Korea	Morgan Stanley & Co. International plc	(1.000%)	6–20–24	4,600	(145)	(138)	(7)
Societe Generale S.A.	Citibank N.A.	(1.000%)	6–20–24	400	(13)	(11)	(2)
Societe Generale S.A.	Citibank N.A.	(1.000%)	6–20–24	400	(13)	(11)	(2)
Standard Chartered plc	Barclays Bank plc	(1.000%)	6–20–24	1,100	(24)	(11)	(13)
Standard Chartered plc	Morgan Stanley & Co. International plc	(1.000%)	12–20–23	1,000	(22)	(2)	(20)

					$(540)	$(415)	$(125)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and/or take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and/or deliver the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues, or an index as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

114	ANNUAL REPORT	2019

SCHEDULE OF INVESTMENTS	IVY PICTET TARGETED RETURN BOND FUND (in thousands)

SEPTEMBER 30, 2019

The following forward foreign currency contracts were outstanding at September 30, 2019:

	Currency to be Delivered		Currency to be Received	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized Depreciation
Indonesian Rupiah	2,200,000	U.S. Dollar	151	11–7–19	Barclays Capital, Inc.	$—	$4
Philippine Peso	122,000	U.S. Dollar	2,328	11–7–19	Barclays Capital, Inc.	—	24
U.S. Dollar	1,834	Indonesian Rupiah	26,740,754	11–7–19	Barclays Capital, Inc.	44	—
British Pound	2,885	Euro	3,248	12–18–19	Barclays Capital, Inc.	3	—
Czech Koruna	61,296	Euro	2,355	12–18–19	Barclays Capital, Inc.	—	12
Norwegian Krone	128,657	U.S. Dollar	14,361	12–18–19	Barclays Capital, Inc.	202	—
Thai Baht	144,100	U.S. Dollar	4,733	12–18–19	Barclays Capital, Inc.	14	—
U.S. Dollar	1,393	Australian Dollar	2,020	12–18–19	Barclays Capital, Inc.	—	27
U.S. Dollar	9,178	Brazilian Real	37,150	11–7–19	Citibank N.A.	—	260
Japanese Yen	1,000,000	U.S. Dollar	9,169	11–20–19	Citibank N.A.	—	110
Japanese Yen	800,000	U.S. Dollar	7,579	12–2–19	Citibank N.A.	149	—
Mexican Peso	96,829	U.S. Dollar	4,916	12–18–19	Citibank N.A.	70	—
New Taiwan Dollar	70,212	U.S. Dollar	2,248	11–7–19	Goldman Sachs International	—	20
South Korean Won	131,000	U.S. Dollar	108	11–7–19	Goldman Sachs International	—	1
U.S. Dollar	86	Philippine Peso	4,500	11–7–19	Goldman Sachs International	1	—
Canadian Dollar	1,430	U.S. Dollar	1,080	12–18–19	Goldman Sachs International	—	1
Euro	2,198	Polish Zloty	9,554	12–18–19	Goldman Sachs International	—	25
Euro	69,593	U.S. Dollar	77,247	12–18–19	Goldman Sachs International	931	—
Israeli Shekel	15,862	U.S. Dollar	4,513	12–18–19	Goldman Sachs International	—	70
U.S. Dollar	347	Hungarian Forint	103,465	12–18–19	Goldman Sachs International	—	8
U.S. Dollar	8,894	Japanese Yen	952,000	12–18–19	Goldman Sachs International	—	38
New Taiwan Dollar	71,781	U.S. Dollar	2,272	11–7–19	Morgan Stanley International	—	47
South Korean Won	5,329,312	U.S. Dollar	4,400	11–7–19	Morgan Stanley International	—	49
U.S. Dollar	224	Thai Baht	6,910	11–7–19	Morgan Stanley International	2	—
South African Rand	50,043	U.S. Dollar	3,379	12–18–19	Morgan Stanley International	108	—
U.S. Dollar	261	Swedish Krona	2,512	12–18–19	Morgan Stanley International	—	5
U.S. Dollar	5,988	Swiss Franc	5,887	12–18–19	Morgan Stanley International	—	48

						$1,524	$749

The following futures contracts were outstanding at September 30, 2019 (contracts unrounded):

Description	Type	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
BTP Italian Government Bond	Short	58	12–10–19	5,800	$(9,220)	$(102)
Euro-Bobl 5-Year Bond	Short	191	12–10–19	19,100	(28,240)	153
Euro-Bund 10-Year Bond	Long	19	12–10–19	1,900	3,609	(3)
Euro-Buxl 30-Year Bond	Long	5	12–10–19	500	1,185	(21)
Euro-OAT France Government 10-Year Bond	Short	252	12–10–19	25,200	(46,779)	401
Euro-Schatz	Long	4	12–10–19	400	490	(2)
U.S. 10-Year Ultra Treasury Note	Short	30	12–31–19	3,000	(4,272)	50
U.S. 30-Year Treasury Bond	Short	32	12–31–19	3,200	(5,194)	44
United Kingdom Long Gilt	Long	19	12–31–19	1,900	3,136	23
U.S. 2-Year Treasury Note	Long	53	1–6–20	10,600	11,421	(22)
U.S. 5-Year Treasury Note	Short	30	1–6–20	3,000	(3,574)	13

					$(77,438)	$534

2019	ANNUAL REPORT	115

SCHEDULE OF INVESTMENTS	IVY PICTET TARGETED RETURN BOND FUND (in thousands)

SEPTEMBER 30, 2019

The following centrally cleared interest rate swap agreements were outstanding at September 30, 2019:

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount (A)		Value	Upfront Payments/ (Receipts)	Unrealized Appreciation (Depreciation)
Barclays Bank plc	Pay	7-Day China Fixing Repo Rates	2.913%	3/18/2025	CNY	5,446	$(25)	$—	$(25)
Citibank N.A.	Receive	3-Month LIBOR	1.673%	3/18/2050		$6,712	40	—	40
Citibank N.A.	Receive	6-Month Prague Interbank Offered Rate	1.790%	3/18/2022	CZK	11,653	48	—	48
Deutsche Bank AG	Pay	3-Month New Zealand Dollar LIBOR	1.320%	9/16/2022	NZD	22,291	184	—	184
Deutsche Bank AG	Receive	3-Month New Zealand Dollar LIBOR	1.707%	9/16/2027		6,939	(247)	—	(247)
Goldman Sachs International	Pay	28-Day Mexico Equilibrium Interbank Interest Rate	8.420%	8/10/2028	MXN	5,649	212	94	118
Goldman Sachs International	Pay	28-Day Mexico Equilibrium Interbank Interest Rate	8.420%	8/10/2028		2,967	112	—	112
Goldman Sachs International	Pay	28-Day Mexico Equilibrium Interbank Interest Rate	8.420%	8/10/2028		1,619	60	(24)	84
Goldman Sachs International	Pay	3-Month New Zealand Dollar LIBOR	1.905%	2/15/2020	NZD	54,177	151	—	151
Goldman Sachs International	Receive	3-Month New Zealand Dollar LIBOR	2.070%	2/15/2024		6,253	(292)	—	(292)
Goldman Sachs International	Pay	3-Month Stockholm Interbank Offered Rate	0.449%	3/18/2027	SEK	3,206	72	—	72
Goldman Sachs International	Receive	6-Month Budapest Interbank Offered Rate	3.130%	10/15/2022	HUF	11,831	(600)	—	(600)
Goldman Sachs International	Receive	6-Month EURIBOR	(0.093)%	3/18/2030	EUR	10,666	(22)	—	(22)
Goldman Sachs International	Pay	6-Month Warsaw Interbank Offered Rate	1.760%	3/18/2022	PLN	23,259	20	—	20
Goldman Sachs International	Receive	6-Month Warsaw Interbank Offered Rate	1.785%	3/18/2025		9,948	(56)	—	(56)
Morgan Stanley & Co. International plc	Pay	7-Day China Fixing Repo Rates	2.856%	3/18/2025	CNY	16,364	(113)	—	(113)

							$(456)	$70	$(526)

The following over the counter interest rate swap agreements were outstanding at September 30, 2019:

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount (A)		Value	Upfront Payments/ (Receipts)	Unrealized Appreciation (Depreciation)
Citibank N.A.	Receive	1-Day South Korean Won Certificate of Deposit	1.168%	3/18/2025	KRW	2,415	$1	$—	$1
Morgan Stanley & Co. International plc	Receive	1-Day South Korean Won Certificate of Deposit	1.172%	3/18/2025		2,418	1	—	1

							$2	$—	$2

116	ANNUAL REPORT	2019

SCHEDULE OF INVESTMENTS	IVY PICTET TARGETED RETURN BOND FUND (in thousands)

SEPTEMBER 30, 2019

The following written options were outstanding at September 30, 2019 (contracts and exercise prices unrounded):

Underlying Security	Counterparty, if OTC	Type	Number of Contracts	Notional Amount	Expiration Month	Exercise Price	Premium Received	Value
EUR versus GBP	Goldman Sachs International	Call	3,020,000	3,020	February 2020	$1.03	$18	$(6)
EUR versus HUF	Barclays Capital, Inc.	Call	285,000	285	October 2019	324.68	3	(10)
	Barclays Capital, Inc.	Call	7,900,000	7,900	October 2019	324.68	174	(277)
	Citibank N.A.	Put	4,040,000	4,040	January 2020	319.68	18	(3)
EUR versus NOK	Morgan Stanley & Co., Inc.	Call	4,075,000	4,075	October 2019	10.09	39	(9)
GBP versus USD	Morgan Stanley & Co., Inc.	Put	3,550,000	3,550	December 2019	1.20	44	(43)
	Morgan Stanley & Co., Inc.	Put	11,662,000	11,662	January 2020	1.05	73	(18)
	Goldman Sachs International	Call	11,564,000	11,564	February 2020	1.44	28	(4)
U.S. Treasury Long Bond December Futures	N/A	Call	116	11,600	November 2019	163.00	103	(232)
USD versus IDR	Goldman Sachs International	Put	4,552,000	4,552	November 2019	14,168.00	24	(17)
USD versus JPY	Goldman Sachs International	Put	4,536,000	4,536	November 2019	104.11	39	(11)
USD versus KRW	Morgan Stanley & Co., Inc.	Call	4,536,000	4,536	November 2019	1,227.00	38	(20)
USD versus TRY	Goldman Sachs International	Put	3,370,000	3,370	November 2019	5.49	36	(13)

							$637	$(663)

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2019. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Purchased Options	$200	$738	$—
Corporate Debt Securities	—	61,197	—
Other Government Securities	—	85,697	—
United States Government Obligations	—	42,424	—
Short-Term Securities	478	23,640	—
Total	$678	$213,696	$—
Centrally Cleared Credit Default Swaps	$—	$47	$—
Forward Foreign Currency Contracts	$—	$1,524	$—
Futures Contracts	$684	$—	$—
Centrally Cleared Interest Rate Swaps	$—	$829	$—
Over the Counter Interest Rate Swaps	$—	$2	$—

Liabilities
Centrally Cleared Credit Default Swaps	$—	$324	$—
Over the Counter Credit Default Swaps	$—	$540	$—
Forward Foreign Currency Contracts	$—	$749	$—
Futures Contracts	$150	$—	$—
Centrally Cleared Interest Rate Swaps	$—	$1,355	$—
Written Options	$232	$431	$—

The following acronyms are used throughout this schedule:

EURIBOR = Euro Interbank Offered Rate

GTD = Guaranteed

LIBOR = London Interbank Offered Rate

OTC = Over the Counter

REIT = Real Estate Investment Trust

2019	ANNUAL REPORT	117

SCHEDULE OF INVESTMENTS	IVY PICTET TARGETED RETURN BOND FUND (in thousands)

SEPTEMBER 30, 2019

Country Diversification
(as a % of net assets)
United States	25.8%
Germany	19.7%
Norway	6.4%
France	4.8%
Italy	3.4%
Luxembourg	2.9%
China	2.9%
Spain	2.1%
Hong Kong	1.6%
United Kingdom	1.6%
Indonesia	1.4%
British Virgin Islands	1.3%
South Africa	1.3%
Netherlands	1.3%
Columbia	1.0%
Other Countries	8.3%
Other+	14.2%

+	Includes options, cash and other assets (net of liabilities), and cash equivalents

See Accompanying Notes to Financial Statements.

118	ANNUAL REPORT	2019

MANAGEMENT DISCUSSION	IVY PINEBRIDGE HIGH YIELD FUND

(UNAUDITED)

Ivy PineBridge High Yield Fund is managed by Ivy Investment Management Company and sub-advised by PineBridge Investments LLC (PineBridge).

Below, John Yovanovic, CFA, Dan Purser and Jeremy Burton, CFA, of PineBridge, the portfolio managers of the Ivy PineBridge High Yield Fund, discuss positioning, performance and results for the fiscal year ended September 30, 2019. Mr. Yovanovic has managed the Fund since May 2017 and has 19 years of industry experience. Mr. Purser has managed the Fund since May 2017 and has 24 years of industry experience. Mr. Burton has managed the Fund since May 2017 and has 16 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended September 30, 2019
Ivy PineBridge High Yield Fund
(Class A shares at net asset value)	6.27%
Ivy PineBridge High Yield Fund
(Class A shares including sales charges)	0.13%

Benchmark(s) and Morningstar Category
Bloomberg Barclays U.S. Corporate High-Yield Index	6.36%
(generally reflects the performance of securities representing the corporate high yield market)
Morningstar High Yield Bond Category Average	5.27%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses, while index returns do not include any such fees. The performance discussion below is at net asset value (NAV).

Market Review

Spreads came under pressure in the fourth quarter of calendar year 2018 amid signs of slowing growth in China and Europe, sharp declines in oil and other commodity prices, the weakest December equity market performance since the Great Depression, and a disappointing Federal Reserve (Fed) meeting that offered no flexibility with respect to balance sheet runoff. U.S. Treasury rates traded lower across all maturities on the curve.

High yield spreads then rallied in the first quarter of calendar year 2019 along with most other risk asset classes. Investor sentiment improved amid a backdrop of progress on U.S.-China trade talks, stable or better-than-expected corporate earnings releases and, most importantly, a dovish pivot from the Fed. In contrast to Fed Chairman Jerome Powell’s December statement that the Fed’s balance sheet wind-down was on “autopilot,” he reversed course in January by reassuring investors that the central bank would be flexible with respect to all policy measures, including the timing and magnitude of balance sheet runoff. Subsequent Fed statements dropped any bias towards hiking rates and added the word “patient,” providing further assurance of a dovish stance.

Credit spreads traded tighter in April, wider in May and tighter again in June with index levels tighter overall across most fixed income asset classes. An earnings season that beat analyst expectations, stable-to-improving growth conditions in China and globally, and a dovish Fed led to bond prices trading higher in April. This reversed in May as rhetoric from both the U.S. and China grew more rancorous ahead of June’s G20 Osaka summit, and President Donald Trump threatened to initiate escalating tariffs on Mexican imports beginning June 10. Outside of trade conflicts, investors had to contend with weaker growth data in the form of lower than expected purchasing managers’ index (PMI) figures and slower job and wage growth. The Fed turned more dovish in June, stating that uncertainties in the U.S. outlook could call for rate cuts. In June, markets rallied in response to this change in narrative and recaptured May’s losses.

Most fixed income asset classes experienced positive total returns during the third quarter of calendar year 2019, despite volatility in equity and U.S. Treasury markets. The dovish stance of central banks globally continued amid concerns around global growth, particularly in the eurozone, Brexit uncertainty, and risks of trade war escalation between the U.S. and China. In August, investors saw a reescalation of U.S.-China trade tensions as President Donald Trump announced a 10% tariff on $300 billion worth of Chinese imports, in addition to the 25% tariff already imposed on $250 billion of Chinese goods. Subsequently, the Office of the U.S. Trade Representative announced that various items would be excluded until mid-December.

Additionally, the Fed made anticipated 25 basis point (bps) cuts in both July and September, although it did not make substantive changes to the statement language leaving uncertainty around future meetings. The European Central Bank also cut rates in September, moving further into negative territory, and announced a new quantitative easing program starting in November in which it will buy $22 billion worth of bonds a month.

2019	ANNUAL REPORT	119

Geopolitical tensions heightened after mid-September’s drone attacks on two Saudi Arabian oil facilities, affecting 5% of the global oil supply. This resulted in West Texas intermediate crude oil prices surging $8 on September 16; however, the increase ultimately unwound by month end. Overall, energy remained a laggard in the high yield market.

U.S. Treasury rates continued to trade lower during the year with 5- and 10-year Treasury yields trading 141 bps and 140 bps lower, respectively. Investors also saw significant volatility in the high yield market during the period. The spread on the Bloomberg Barclays U.S. Corporate High Yield Bond Index ended the trailing 12-month period at 373 bps, trading 57 bps wider overall; however, the spread was as tight as 303 bps and as wide as 537 bps during the year.

Portfolio Strategy

The Fund had a positive return for the fiscal period and outperformed its Morningstar peer group average, but slightly underperformed its benchmark. During the fiscal year, higher quality bonds outperformed lower quality bonds with BB, B and CCC rated bonds returning 9.48%, 7.01% and -4.22%, respectively.

Security selection contributed to performance during the fiscal year, while sector selection detracted. From a security selection standpoint, credits in the technology, consumer non-cyclical and consumer cyclical sectors were notable contributors, while holdings in the finance companies and energy sectors detracted. From a sector selection standpoint, underweight allocations to the banking, consumer cyclical and consumer non-cyclical sectors detracted from performance, more than offsetting contributions from an underweight allocation to the energy sector and overweight allocations to finance companies and real estate investment trusts. Yield curve positioning also contributed as the Fund had a higher average duration than the benchmark as Treasury rates traded sharply lower.

Outlook

The most recent earnings season resulted in flat sales, low-single-digit earnings, higher margins, marginally higher leverage and lower capex. We believe the next two calendar quarters portend more of the same before earnings move higher in the first quarter of 2020. However, estimates are for a relatively sharp rebound in the face of the same list of macro issues (U.S-China trade war, Brexit, etc.).

Valuations appear tight to fairly valued dependent on the macro view, and 2020 earnings growth estimates need to be realized to justify valuations at these levels. With that said, we still see a decent number of discounted names as the BBB/BB trade remains crowded. Moving forward, fallen angels and 2020-2023 maturities in energy, and a bulge of issuance in health care and technology remain areas to watch.

Additionally, we have seen hints of economic deterioration in the U.S., with the most recent Institute for Supply Management (ISM) PMI reporting the second consecutive month of contraction, and the ISM nonmanufacturing index falling to its lowest level since August 2016.

Lastly, we moderately increased default rate assumptions, but still see few issues in the asset class. As such, we believe we will continue to see increased volatility in the near term and favor the relative safety of being up the capital structure or holding higher cash balances, maintaining the flexibility to shift into areas that become dislocated from intrinsic value.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Fixed-income securities are subject to interest rate risk and, as such, the Fund’s net asset value may fall as interest rates rise.

Investing in below investment grade securities may carry a greater risk of nonpayment of interest or principal than higher-rated bonds. International investing involves additional risks including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These risks are magnified in emerging markets.

These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the Fund’s portfolio managers and are current only through the end of the period of the report as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The indexes noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Ivy PineBridge High Yield Fund.

120	ANNUAL REPORT	2019

PORTFOLIO HIGHLIGHTS	IVY PINEBRIDGE HIGH YIELD FUND

ALL DATA IS AS OF SEPTEMBER 30, 2019 (UNAUDITED)

Asset Allocation

Bonds	91.5%
Corporate Debt Securities	91.3%
Asset-Backed Securities	0.2%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	8.5%

Quality Weightings

Investment Grade	5.4%
BBB	5.4%
Non-Investment Grade	86.1%
BB	42.3%
B	37.0%
CCC	6.8%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	8.5%

Our preference is to always use ratings obtained from Standard & Poor’s, Moody’s, and Fitch. It is each Portfolio’s general policy to classify such security at the lower rating level if only two ratings are available. If more than two ratings are available and a median exists, the median is used. If more than two ratings exist without a median, the lower of the two middle ratings is used. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2019	ANNUAL REPORT	121

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY PINEBRIDGE HIGH YIELD FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class I	Class N	Class R
1-year period ended 9-30-19	0.13%	6.44%	6.55%	5.81%
5-year period ended 9-30-19	—	—	—	—
10-year period ended 9-30-19	—	—	—	—
Since Inception of Class through 9-30-19(4)	1.90%	4.75%	4.75%	4.00%

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A Shares carry a maximum front-end sales load of 5.75%. Class I, Class N and Class R shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	5-18-17 for Class A shares, 5-18-17 for Class I shares, 5-18-17 for Class N shares and 5-18-17 for Class R shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

122	ANNUAL REPORT	2019

SCHEDULE OF INVESTMENTS	IVY PINEBRIDGE HIGH YIELD FUND (in thousands)

SEPTEMBER 30, 2019

ASSET-BACKED SECURITIES	Principal	Value
United Airlines Pass-Through Certificates, Series 2014-2B,
4.625%, 9–3–22	$177	$182

TOTAL ASSET-BACKED SECURITIES – 0.2%		$182
(Cost: $180)

CORPORATE DEBT SECURITIES
Communication Services

Alternative Carriers – 1.5%
BidFair MergeRight, Inc.,
7.375%, 10–15–27 (A)	505	515
Cogent Communications Holdings, Inc.,
5.375%, 3–1–22 (A)	535	556
Level 3 Financing, Inc. (GTD by Level 3 Parent LLC),
4.625%, 9–15–27 (A)	425	429

		1,500

Broadcasting – 1.7%
Gray Television, Inc.:
5.125%, 10–15–24 (A)	306	317
5.875%, 7–15–26 (A)	100	104
Sirius XM Radio, Inc.:
4.625%, 7–15–24 (A)	845	876
5.375%, 7–15–26 (A)	445	467

		1,764

Cable & Satellite – 8.7%
Altice Financing S.A.,
7.500%, 5–15–26 (A)	430	457
Altice France S.A.,
7.375%, 5–1–26 (A)	1,030	1,106
Altice S.A.,
7.625%, 2–15–25 (A)	645	672
Block Communications, Inc.,
6.875%, 2–15–25 (A)	509	531
CCO Holdings LLC and CCO Holdings Capital Corp.:
5.875%, 4–1–24 (A)	148	154
5.375%, 5–1–25 (A)	275	285
5.500%, 5–1–26 (A)	331	347
5.000%, 2–1–28 (A)	235	243
5.375%, 6–1–29 (A)	335	357
Charter Communications Operating LLC and Charter Communications Operating Capital Corp. (3-Month U.S. LIBOR plus 165 bps),
3.903%, 2–1–24 (B)	411	421
CSC Holdings LLC:
5.250%, 6–1–24	220	237
5.500%, 4–15–27 (A)	1,890	1,998
Hughes Satellite Systems Corp.,
6.625%, 8–1–26	744	807
Intelsat Jackson Holdings S.A.,
5.500%, 8–1–23	700	653
Telesat Canada and Telesat LLC:
8.875%, 11–15–24 (A)	372	399
6.500%, 10–15–27 (A)	237	241

		8,908

CORPORATE DEBT SECURITIES (Continued)	Principal	Value

Integrated Telecommunication Services – 4.9%
CenturyLink, Inc.,
7.500%, 4–1–24	$1,140	$1,275
Frontier Communications Corp.:
8.750%, 4–15–22	630	281
7.625%, 4–15–24	1,035	450
Sprint Corp.,
7.875%, 9–15–23	2,701	2,967

		4,973

Movies & Entertainment – 1.5%
Netflix, Inc.:
5.875%, 2–15–25	786	863
4.375%, 11–15–26	635	643

		1,506

Publishing – 1.8%
A. H. Belo Corp.:
7.750%, 6–1–27	502	578
7.250%, 9–15–27	420	477
E.W. Scripps Co.,
5.125%, 5–15–25 (A)	795	797

		1,852

Wireless Telecommunication Service – 1.2%
C&W Senior Financing Designated Activity Co.,
6.875%, 9–15–27 (A)	744	771
T-Mobile USA, Inc.:
6.500%, 1–15–24	261	271
6.375%, 3–1–25	220	228

		1,270

Total Communication Services – 21.3%		21,773
Consumer Discretionary

Auto Parts & Equipment – 0.5%
Delphi Jersey Holdings plc,
5.000%, 10–1–25 (A)	580	513

Automotive Retail – 1.2%
Allison Transmission, Inc.,
5.000%, 10–1–24 (A)	536	548
Lithia Motors, Inc.,
5.250%, 8–1–25 (A)	682	711

		1,259

Casinos & Gaming – 1.3%
GLP Capital L.P. and GLP Financing II, Inc.,
5.375%, 4–15–26	450	495
MGM Growth Properties Operating Partnership L.P. and MGP Finance Co-Issuer, Inc.,
5.750%, 2–1–27 (A)	470	528
Twin River Worldwide Holdings, Inc.,
6.750%, 6–1–27 (A)	243	255

		1,278

Consumer Electronics – 0.6%
Conn’s, Inc.,
7.250%, 7–15–22 (C)	555	561

CORPORATE DEBT SECURITIES (Continued)	Principal	Value

Hotels, Resorts & Cruise Lines – 1.6%
Hilton Grand Vacations Borrower LLC and Hilton Grand Vacations Borrower, Inc.,
6.125%, 12–1–24	$418	$444
Silversea Cruise Finance Ltd.,
7.250%, 2–1–25 (A)	505	539
Wyndham Worldwide Corp.:
4.150%, 4–1–24 (D)	162	171
4.500%, 4–1–27 (D)	450	486

		1,640

Internet & Direct Marketing Retail – 0.6%
Grubhub Holdings, Inc.,
5.500%, 7–1–27 (A)	599	611

Restaurants – 0.9%
Brinker International, Inc. (GTD by Brinker Restaurant Corp., Brinker Texas, Inc. and Brinker Florida, Inc.),
5.000%, 10–1–24 (A)	546	573
YUM! Brands, Inc.,
4.750%, 1–15–30 (A)	348	359

		932

Specialized Consumer Services – 1.0%
frontdoor, Inc.,
6.750%, 8–15–26 (A)	414	453
Nielsen Finance LLC and Nielsen Finance Co.,
5.000%, 4–15–22 (A)	600	602

		1,055

Total Consumer Discretionary – 7.7%		7,849
Consumer Staples

Food Retail – 0.8%
Albertsons Cos. LLC, Safeway, Inc., New Albertson’s, Inc. and Albertson’s LLC:
5.750%, 3–15–25	446	459
5.875%, 2–15–28 (A)	366	388

		847

Household Products – 0.4%
First Quality Finance Co., Inc.,
5.000%, 7–1–25 (A)	429	443

Packaged Foods & Meats – 2.9%
JBS USA LLC and JBS USA Finance, Inc.:
5.875%, 7–15–24 (A)	587	604
5.750%, 6–15–25 (A)	135	141
Lamb Weston Holdings, Inc.,
4.625%, 11–1–24 (A)	465	489
Land O’Lakes Capital Trust I,
7.450%, 3–15–28 (A)	349	375
Land O’Lakes, Inc.,
7.000%, 9–18–67 (A)	140	132
Pilgrim’s Pride Corp.,
5.875%, 9–30–27 (A)	480	516
Post Holdings, Inc.,
5.500%, 3–1–25 (A)	625	655

		2,912

2019	ANNUAL REPORT	123

SCHEDULE OF INVESTMENTS	IVY PINEBRIDGE HIGH YIELD FUND (in thousands)

SEPTEMBER 30, 2019

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Personal Products – 0.8%
Coty, Inc.,
6.500%, 4–15–26 (A)	$850	$825

Total Consumer Staples – 4.9%		5,027
Energy

Coal & Consumable Fuels – 0.7%
CONSOL Energy, Inc.,
6.875%, 6–15–25 (A)	680	682

Oil & Gas Drilling – 0.1%
Noble Holding International Ltd.,
7.875%, 2–1–26 (A)	133	96

Oil & Gas Equipment & Services – 1.2%
Calfrac Holdings L.P.,
8.500%, 6–15–26 (A)	555	247
Hi-Crush Partners L.P.,
9.500%, 8–1–26 (A)(C)	810	470
Nine Energy Service, Inc.,
8.750%, 11–1–23 (A)	240	194
SESI LLC,
7.750%, 9–15–24	550	316

		1,227

Oil & Gas Exploration & Production – 4.0%
Antero Midstream Partners L.P.,
5.750%, 3–1–27 (A)	463	386
Brazos Valley Longhorn LLC and Brazos Valley Longhorn Finance Corp.,
6.875%, 2–1–25	490	421
Centennial Resource Production LLC,
6.875%, 4–1–27 (A)	400	399
Chaparral Energy, Inc.,
8.750%, 7–15–23 (A)(C)	969	378
Extraction Oil & Gas, Inc.,
5.625%, 2–1–26 (A)	525	322
Hilcorp Energy I L.P. and Hilcorp Finance Co.,
5.000%, 12–1–24 (A)	964	901
Lonestar Resources America, Inc.,
11.250%, 1–1–23 (A)	717	586
Murphy Oil USA, Inc. (GTD by Murphy USA, Inc.),
4.750%, 9–15–29	345	353
Pioneer Energy Services Corp.,
6.125%, 3–15–22	504	176
Southwestern Energy Co.,
7.500%, 4–1–26	206	179

		4,101

Oil & Gas Refining & Marketing – 0.9%
Callon Petroleum Co. (GTD by Callon Petroleum Operating Co.),
6.375%, 7–1–26	420	410
EG Global Finance plc,
6.750%, 2–7–25 (A)	508	496

		906

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Oil & Gas Storage & Transportation – 3.9%
Cheniere Corpus Christi Holdings LLC:
7.000%, 6–30–24	$525	$603
5.875%, 3–31–25	115	128
Cheniere Energy Partners L.P.:
5.250%, 10–1–25	308	321
4.500%, 10–1–29 (A)	380	389
Genesis Energy L.P. and Genesis Energy Finance Corp.:
6.000%, 5–15–23	386	388
5.625%, 6–15–24	253	242
Holly Energy Partners L.P. and Holly Energy Finance Corp.,
6.000%, 8–1–24 (A)	395	412
Rose Rock Midstream L.P. and Rose Rock Finance Corp.:
5.625%, 7–15–22	293	298
5.625%, 11–15–23	557	570
Summit Midstream Holdings LLC and Summit Midstream Finance Corp.,
5.500%, 8–15–22	295	269
USA Compression Partners L.P. and USA Compression Finance Corp.,
6.875%, 4–1–26	381	395

		4,015

Total Energy – 10.8%		11,027
Financials

Consumer Finance – 3.0%
Credit Acceptance Corp.,
6.625%, 3–15–26 (A)	377	404
Enova International, Inc.:
8.500%, 9–1–24 (A)	500	466
8.500%, 9–15–25 (A)	351	319
Fairstone Financial, Inc.,
7.875%, 7–15–24 (A)	408	426
Quicken Loans, Inc.,
5.750%, 5–1–25 (A)	825	851
Springleaf Finance Corp.,
6.875%, 3–15–25	600	661

		3,127

Financial Exchanges & Data – 0.6%
Donnelley Financial Solutions, Inc.,
8.250%, 10–15–24	566	587

Investment Banking & Brokerage – 0.5%
LPL Holdings, Inc.,
5.750%, 9–15–25 (A)	511	532

Mortgage REITs – 1.1%
iStar, Inc.:
6.000%, 4–1–22	150	154
5.250%, 9–15–22	419	428
Starwood Property Trust, Inc.,
4.750%, 3–15–25	498	515

		1,097

Property & Casualty Insurance – 0.4%
Amwins Group, Inc.,
7.750%, 7–1–26 (A)	430	462

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Specialized Finance – 3.6%
Capitol Investment Merger Sub 2 LLC,
10.000%, 8–1–24 (A)	$490	$508
CTR Partnership L.P. and CareTrust Capital Corp. (GTD by CareTrust REIT),
5.250%, 6–1–25	446	461
Diamond 1 Finance Corp. and Diamond 2 Finance Corp.,
6.020%, 6–15–26 (A)	995	1,122
FS Energy and Power Fund,
7.500%, 8–15–23 (A)	386	390
Navient Corp.,
5.625%, 8–1–33	596	503
UPCB Finance IV Ltd.,
5.375%, 1–15–25 (A)	650	668

		3,652

Total Financials – 9.2%		9,457
Health Care

Health Care Equipment – 0.3%
Hologic, Inc.,
4.375%, 10–15–25 (A)	325	333

Health Care Facilities – 3.1%
DaVita HealthCare Partners, Inc.:
5.125%, 7–15–24	625	635
5.000%, 5–1–25	500	498
HCA, Inc. (GTD by HCA Holdings, Inc.),
5.375%, 2–1–25	1,375	1,502
MPH Acquisition Holdings LLC,
7.125%, 6-1-24 (A)	575	530

		3,165

Health Care Supplies – 0.3%
Catalent Pharma Solutions, Inc.,
5.000%, 7-15-27 (A)	255	265

Managed Health Care – 0.1%
Centene Corp.,
4.750%, 1-15-25	140	144

Pharmaceuticals – 1.2%
Bausch Health Cos., Inc.,
6.125%, 4-15-25 (A)	1,160	1,203

Total Health Care – 5.0%		5,110
Industrials

Building Products – 0.8%
Standard Industries, Inc.,
6.000%, 10-15-25 (A)	750	786

Construction & Engineering – 0.4%
Tutor Perini Corp.,
6.875%, 5-1-25 (A)(C)	473	459

Diversified Support Services – 0.4%
Ahern Rentals, Inc.,
7.375%, 5-15-23 (A)	526	448

124	ANNUAL REPORT	2019

SCHEDULE OF INVESTMENTS	IVY PINEBRIDGE HIGH YIELD FUND (in thousands)

SEPTEMBER 30, 2019

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Electrical Components & Equipment – 1.4%
Anixter, Inc. (GTD by Anixter International, Inc.),
6.000%, 12–1–25	$290	$320
EnerSys,
5.000%, 4–30–23 (A)	605	620
Neon Holdings, Inc.,
10.125%, 4-1-26 (A)	503	507

		1,447

Environmental & Facilities Services – 0.6%
Advanced Drainage Systems, Inc.,
5.000%, 9–30–27 (A)	71	72
Clean Harbors, Inc.,
4.875%, 7-15-27 (A)	476	497

		569

Industrial Machinery – 1.2%
Energizer Gamma Acquisition, Inc.,
6.375%, 7–15–26 (A)(C)	765	820
Terex Corp.,
5.625%, 2-1-25 (A)	393	403

		1,223

Security & Alarm Services – 1.8%
Garda World Security Corp.,
8.750%, 5–15–25 (A)	685	704
Prime Security Services Borrower LLC and Prime Finance, Inc.:
5.250%, 4–15–24 (A)	609	625
5.750%, 4-15-26 (A)	488	508

		1,837

Trading Companies & Distributors – 1.1%
Central Garden & Pet Co.,
5.125%, 2–1–28	450	459
H&E Equipment Services, Inc.,
5.625%, 9-1-25	701	721

		1,180

Trucking – 0.4%
Herc Holdings, Inc.,
5.500%, 7-15-27 (A)	366	381

Total Industrials – 8.1%		8,330
Information Technology

Application Software – 1.4%
CDK Global, Inc.,
5.875%, 6–15–26	398	423
Delta Merger Sub, Inc.,
6.000%, 9–15–26	555	608
SS&C Technologies Holdings, Inc.,
5.500%, 9-30-27 (A)	422	441

		1,472

Electronic Equipment & Instruments – 1.2%
Diebold, Inc.,
8.500%, 4–15–24	675	634
NCR Corp.:
5.750%, 9–1–27 (A)	231	239
6.125%, 9-1-29 (A)	361	381

		1,254

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Semiconductor Equipment – 0.8%
Amkor Technology, Inc.,
6.625%, 9-15-27 (A)	$735	$801

Technology Distributors – 0.9%
Ingram Micro, Inc.,
5.450%, 12-15-24 (D)	860	891

Technology Hardware, Storage & Peripherals – 1.0%
Inception Parent, Inc., Inception Merger Sub, Inc. and Rackspace Hosting, Inc.,
8.625%, 11–15–24 (A)(C)	665	612
Seagate HDD Cayman (GTD by Seagate Technology plc),
4.750%, 1-1-25	440	456

		1,068

Total Information Technology – 5.3%		5,486
Materials

Diversified Metals & Mining – 3.6%
Cliffs Natural Resources, Inc.,
5.750%, 3–1–25	613	602
First Quantum Minerals Ltd.:
7.250%, 4–1–23 (A)	285	281
6.500%, 3–1–24 (A)	209	199
FMG Resources August 2006 Partners Ltd.,
4.500%, 9–15–27 (A)	750	732
Freeport–McMoRan, Inc.:
3.875%, 3–15–23	606	611
5.250%, 9–1–29	320	319
Harsco Corp.,
5.750%, 7–31–27 (A)	333	347
Mineral Resources Ltd.,
8.125%, 5-1-27 (A)	525	541

		3,632

Fertilizers & Agricultural Chemicals – 0.4%
OCI N.V.,
6.625%, 4-15-23 (A)	350	366

Metal & Glass Containers – 2.8%
Ardagh Packaging Finance plc and Ardagh Holdings USA, Inc.,
5.250%, 8–15–27 (A)	500	506
Crown Americas LLC and Crown Americas Capital Corp. IV,
4.500%, 1–15–23	225	236
Crown Cork & Seal Co., Inc.,
7.375%, 12–15–26	294	357
Owens-Brockway Glass Container, Inc.,
5.375%, 1–15–25 (A)	623	639
Silgan Holdings, Inc.,
4.750%, 3–15–25	600	613
Trivium Packaging Finance B.V.,
8.500%, 8-15-27 (A)	500	541

		2,892

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Paper Packaging – 1.7%
Cascades, Inc.:
5.500%, 7–15–22 (A)	$435	$440
5.750%, 7–15–23 (A)(C)	230	233
Intertape Polymer Group, Inc.,
7.000%, 10–15–26 (A)	490	511
Sealed Air Corp.,
5.125%, 12-1-24 (A)	561	600

		1,784

Steel – 0.9%
Commercial Metals Co.,
5.750%, 4–15–26	507	522
SunCoke Energy Partners L.P. and SunCoke Energy Partners Finance Corp.,
7.500%, 6-15-25 (A)	504	449

		971

Total Materials – 9.4%		9,645
Real Estate

Health Care REITs – 1.7%
MPT Operating Partnership L.P. and MPT Finance Corp. (GTD by Medical Properties Trust, Inc.),
5.000%, 10–15–27	785	823
Sabra Health Care L.P.,
5.125%, 8-15-26	883	944

		1,767

Hotel & Resort REITs – 0.9%
ESH Hospitality, Inc.:
5.250%, 5–1–25 (A)	670	693
4.625%, 10-1-27 (A)	175	175

		868

Industrial REITs – 1.9%
Avolon Holdings Funding Ltd.:
5.125%, 10–1–23 (A)	425	451
5.250%, 5–15–24 (A)	409	438
Kennedy-Wilson, Inc. (GTD by Kennedy-Wilson Holdings, Inc.),
5.875%, 4-1-24	1,050	1,077

		1,966

Real Estate Services – 0.4%
Newmark Group, Inc.,
6.125%, 11-15-23	415	450

Specialized REITs – 0.5%
Iron Mountain, Inc.,
4.875%, 9-15-27 (A)	455	465

Total Real Estate – 5.4%		5,516
Utilities

Electric Utilities – 1.6%
NextEra Energy Operating Partners L.P. (GTD by NextEra Energy Partners L.P. and NextEra Energy U.S. Partners Holdings LLC),
4.250%, 7–15–24 (A)	500	515

2019	ANNUAL REPORT	125

SCHEDULE OF INVESTMENTS	IVY PINEBRIDGE HIGH YIELD FUND (in thousands)

SEPTEMBER 30, 2019

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Electric Utilities (Continued)
Talen Energy Supply LLC:
7.250%, 5–15–27 (A)	$175	$178
6.625%, 1–15–28 (A)	310	304
Vistra Operations Co. LLC,
5.000%, 7-31-27 (A)	600	618

		1,615

Independent Power Producers & Energy Traders – 0.7%
Pattern Energy Group, Inc. (GTD by Pattern U.S. Finance Co. LLC),
5.875%, 2-1-24 (A)	735	753

Multi-Utilities – 0.6%
MGE Energy Corp.,
6.500%, 1-15-25 (A)	611	623

Renewable Electricity – 1.3%
Clearway Energy Operating LLC,
5.750%, 10–15–25 (A)	442	465
HAT Holdings I LLC and HAT Holdings II LLC (GTD by Hannon Armstrong Sustainable Infrastructure Capital, Inc.),
5.250%, 7–15–24 (A)	552	581
NRG Yield Operating LLC,
5.000%, 9-15-26	279	285

		1,331

Total Utilities – 4.2%		4,322

TOTAL CORPORATE DEBT SECURITIES – 91.3%		$93,542
(Cost: $93,283)

SHORT–TERM SECURITIES	Principal	Value
Commercial Paper (E) – 4.2%
Sonoco Products Co.,
2.150%, 10-1-19	$4,265	$4,265

Master Note – 3.4%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps),
2.170%, 10-7-19 (F)	3,436	3,436

Money Market Funds – 1.5%
Dreyfus Institutional Preferred Government Money Market Fund – Institutional Shares,
1.900%, (G)(H)	1,506	1,506

TOTAL SHORT–TERM SECURITIES – 9.1%		$9,207
(Cost: $9,207)

TOTAL INVESTMENT SECURITIES – 100.6%		$102,931
(Cost: $102,670)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.6)%		(588)

NET ASSETS – 100.0%		$102,343

Notes to Schedule of Investments

(A)

Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2019 the total value of these securities amounted to $58,267 or 56.9% of net assets.

(B)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2019. Description of the reference rate and spread, if applicable, are included in the security description.

(C)	All or a portion of securities with an aggregate value of $1,468 are on loan.

(D)

Step bond that pays an initial coupon rate for the first period and then a higher or lower coupon rate for the following periods. Interest rate disclosed is that which is in effect at September 30, 2019.

(E)	Rate shown is the yield to maturity at September 30, 2019.

(F)

Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2019. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

(G)	Investment made with cash collateral received from securities on loan.

(H)	Rate shown is the annualized 7-day yield at September 30, 2019.

126	ANNUAL REPORT	2019

SCHEDULE OF INVESTMENTS	IVY PINEBRIDGE HIGH YIELD FUND (in thousands)

SEPTEMBER 30, 2019

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2019. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Asset-Backed Securities	$—	$182	$—
Corporate Debt Securities	—	93,542	—
Short-Term Securities	1,506	7,701	—
Total	$1,506	$101,425	$—

The following acronyms are used throughout this schedule:

GTD = Guaranteed

LIBOR = London Interbank Offered Rate

REIT = Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

2019	ANNUAL REPORT	127

STATEMENTS OF ASSETS AND LIABILITIES	IVY FUNDS

AS OF SEPTEMBER 30, 2019

(In thousands, except per share amounts)	Ivy Apollo Multi- Asset Income Fund		Ivy Apollo Strategic Income Fund		Ivy California Municipal High Income Fund		Ivy Cash Management Fund		Ivy Corporate Bond Fund	Ivy Crossover Credit Fund		Ivy Government Securities Fund	Ivy International Small Cap Fund(1)
ASSETS
Investments in unaffiliated securities at value+^	$459,892		$492,979		$32,852		$1,252,518		$909,361	$42,599		$281,333	$163,421
Investments at Value	459,892		492,979		32,852		1,252,518		909,361	42,599		281,333	163,421
Cash	1,433		2,534		1		2,914		1	1		4	—
Cash denominated in foreign currencies at value+	956		680		—		—		—	—		—	6,475
Investment securities sold receivable	954		3,687		—		—		19,088	—		—	1,377
Dividends and interest receivable	3,929		5,855		312		2,053		7,443	398		1,267	641
Capital shares sold receivable	270		256		11		20,420		346	15		74	106
Receivable from affiliates	363		493		61		—		—	60		62	213
Unrealized appreciation on forward foreign currency contracts	860		882		—		—		—	—		—	—
Swap agreements, at value	74		76		—		—		—	—		—	—
Receivable from securities lending income – net	2		3		—		—		1	—	*	—	10
Prepaid and other assets	64		65		36		122		95	35		71	22
Total Assets	468,797		507,510		33,273		1,278,027		936,335	43,108		282,811	172,265

LIABILITIES
Cash collateral on securities loaned at value	2,151		2,926		—		—		2,028	—		—	5,516
Investment securities purchased payable	4,660		8,802		500		—		13,317	—		—	1,672
Capital shares redeemed payable	743		631		29		18,073		1,643	23		319	133
Distributions payable	—		—		2		49		—	—		18	—
Independent Trustees and Chief Compliance Officer fees payable	13		12		1		220		279	1		94	2
Overdraft due to custodian	—		—		—		—		—	—		—	951
Distribution and service fees payable	1		1		—	*	—	*	2	—	*	1	—	*
Shareholder servicing payable	73		63		3		462		161	4		43	15
Investment management fee payable	9		9		—	*	12		12	1		4	4
Accounting services fee payable	11		12		2		21		20	2		9	6
Swap agreements, at value	—	*	—	*	—		—		—	—		—	—
Other liabilities	46		59		6		27		41	7		15	20
Total Liabilities	7,707		12,515		543		18,864		17,503	38		503	8,319
Commitments and Contingencies (See Note 2 and Note 11)
Total Net Assets	$461,090		$494,995		$32,730		$1,259,163		$918,832	$43,070		$282,308	$163,946

NET ASSETS
Capital paid in (shares authorized – unlimited)	$438,590		$498,698		$31,221		$1,259,152		$870,276	$41,543		$281,710	$170,958
Accumulated earnings gain (loss)	22,500		(3,703)		1,509		11		48,556	1,527		598	(7,012)
Total Net Assets	$461,090		$494,995		$32,730		$1,259,163		$918,832	$43,070		$282,308	$163,946

CAPITAL SHARES OUTSTANDING:
Class A	11,241		11,991		1,544		1,257,394		53,155	1,196		12,155	1,364
Class B	N/A		N/A		N/A		537		79	N/A		42	N/A
Class C	1,337		531		183		1,221		613	N/A		200	153
Class E	N/A		N/A		N/A		N/A		40	50		46	N/A
Class I	30,210		31,570		1,242		N/A		80,050	2,653		16,441	6,278
Class N	370		4,767		N/A		N/A		6,545	50		21,569	6,459
Class R	N/A		N/A		N/A		N/A		40	50		46	N/A
Class Y	402		692		126		N/A		40	100		46	109

NET ASSET VALUE PER SHARE:
Class A	$10.58		$9.99		$10.58		$1.00		$6.54	$10.51		$5.59	$11.38
Class B	N/A		N/A		N/A		$1.00		$6.53	N/A		$5.59	N/A
Class C	$10.58		$9.98		$10.58		$1.00		$6.53	N/A		$5.59	$11.27
Class E	N/A		N/A		N/A		N/A		$6.53	$10.51		$5.59	N/A
Class I	$10.59		$9.99		$10.58		N/A		$6.54	$10.51		$5.59	$11.42
Class N	$10.59		$9.99		N/A		N/A		$6.54	$10.51		$5.59	$11.42
Class R	N/A		N/A		N/A		N/A		$6.53	$10.50		$5.59	N/A
Class Y	$10.59		$9.99		$10.58		N/A		$6.53	$10.51		$5.59	$11.37

+COST
Investments in unaffiliated securities at cost	$444,529		$497,247		$31,274		$1,252,518		$857,390	$41,043		$271,949	$157,538
Cash denominated in foreign currencies at cost	967		690		—		—		—	—		—	6,506
^Securities loaned at value	2,557		3,821		—		—		2,871	—		—	6,861

*	Not shown due to rounding.
(1)	Effective February 21, 2019, the Fund’s name changed from Ivy IG International Small Cap Fund to Ivy International Small Cap Fund.

See Accompanying Notes to Financial Statements.

128	ANNUAL REPORT	2019

STATEMENTS OF ASSETS AND LIABILITIES	IVY FUNDS

AS OF SEPTEMBER 30, 2019

(In thousands, except per share amounts)	Ivy Pictet Emerging Markets Local Currency Debt Fund		Ivy Pictet Targeted Return Bond Fund		Ivy PineBridge High Yield Fund
ASSETS
Investments in unaffiliated securities at value+^	$125,812		$214,374		$102,931
Investments at Value	125,812		214,374		102,931
Cash	4,525		—		1
Cash denominated in foreign currencies at value+	25		4,390		—
Restricted cash	2,016		1,347		—
Investment securities sold receivable	369		—		85
Dividends and interest receivable	1,468		1,705		1,565
Capital shares sold receivable	16		47		41
Receivable from affiliates	216		218		86
Unrealized appreciation on forward foreign currency contracts	6,080		1,524		—
Swap agreements, at value	385		2		—
Receivable from securities lending income – net	—	*	—	*	2
Variation margin receivable	1		8		—
Prepaid and other assets	31		23		27
Total Assets	140,944		223,638		104,738

LIABILITIES
Cash collateral on securities loaned at value	89		478		1,506
Investment securities purchased payable	4,138		—		747
Capital shares redeemed payable	132		273		115
Independent Trustees and Chief Compliance Officer fees payable	3		6		2
Overdraft due to custodian	—		6		—
Distribution and service fees payable	—	*	—	*	—	*
Shareholder servicing payable	15		22		10
Investment management fee payable	3		5		2
Accounting services fee payable	6		8		5
Unrealized depreciation on forward foreign currency contracts	6,701		749		—
Swap agreements, at value	427		540		—
Variation margin payable	61		168		—
Written options at value+	—		663		—
Other liabilities	101		21		8
Total Liabilities	11,676		2,939		2,395
Commitments and Contingencies (See Note 2 and Note 11)
Total Net Assets	$129,268		$220,699		$102,343

NET ASSETS
Capital paid in (shares authorized – unlimited)	$135,168		$215,059		$103,160
Accumulated earnings gain (loss)	(5,900)		5,640		(817)
Total Net Assets	$129,268		$220,699		$102,343

CAPITAL SHARES OUTSTANDING:
Class A	1,025		2,288		1,017
Class C	226		415		N/A
Class E	200		N/A		N/A
Class I	8,931		11,700		5,464
Class N	3,890		6,763		3,825
Class R	199		N/A		50
Class Y	301		350		N/A

NET ASSET VALUE PER SHARE:
Class A	$8.68		$10.22		$9.88
Class C	$8.47		$10.10		N/A
Class E	$8.71		N/A		N/A
Class I	$8.77		$10.26		$9.88
Class N	$8.77		$10.28		$9.88
Class R	$8.60		N/A		$9.88
Class Y	$8.69		$10.22		N/A

+COST
Investments in unaffiliated securities at cost	$125,516		$210,273		$102,670
Cash denominated in foreign currencies at cost	25		4,333		—
Written options premiums received at cost	—		637		—
^Securities loaned at value	84		467		1,468

*Not shown due to rounding.

See Accompanying Notes to Financial Statements.

2019	ANNUAL REPORT	129

STATEMENTS OF OPERATIONS	IVY FUNDS

FOR THE YEAR ENDED SEPTEMBER 30, 2019

(In thousands)	Ivy Apollo Multi- Asset Income Fund	Ivy Apollo Strategic Income Fund	Ivy California Municipal High Income Fund	Ivy Cash Management Fund	Ivy Corporate Bond Fund		Ivy Crossover Credit Fund		Ivy Government Securities Fund		Ivy International Small Cap Fund(1)
INVESTMENT INCOME
Dividends from unaffiliated securities	$8,337	$406	$—	$—	$8		$—		$—		$4,052
Foreign dividend withholding tax	(579)	—	—	—	—		—		—		(292)
Interest and amortization from unaffiliated securities	16,668	26,676	963	33,151	32,508		1,534		8,029		55
Foreign interest withholding tax	—	(1)	—	—	—		—		—		—
Securities lending income – net	110	71	—	—	10		3		2		110
Total Investment Income	24,536	27,152	963	33,151	32,526		1,537		8,031		3,925

EXPENSES
Investment management fee	3,265	3,356	151	4,369	4,340		186		1,624		1,623
Distribution and service fees:
Class A	303	295	34	—	867		29		171		39
Class B	N/A	N/A	N/A	6	6		N/A		2		N/A
Class C	149	58	18	13	38		N/A		12		18
Class E	N/A	N/A	N/A	N/A	1		1		1		N/A
Class R	N/A	N/A	N/A	N/A	1		2		1		N/A
Class Y	13	18	3	N/A	1		3		1		5
Shareholder servicing:
Class A	235	156	5	4,061	796		4		189		22
Class B	N/A	N/A	N/A	1	6		N/A		3		N/A
Class C	28	16	1	3	14		N/A		4		2
Class E	N/A	N/A	N/A	N/A	—	*	—	*	—	*	N/A
Class I	541	516	20	N/A	860		37		174		124
Class N	5	6	N/A	N/A	5		—	*	18		9
Class R	N/A	N/A	N/A	N/A	1		1		1		N/A
Class Y	9	11	2	N/A	—	*	2		—	*	4
Registration fees	90	95	58	180	133		85		117		83
Custodian fees	57	49	3	15	17		4		11		49
Independent Trustees and Chief Compliance Officer fees	29	31	3	100	87		3		29		8
Accounting services fee	137	140	28	256	232		30		114		69
Professional fees	63	64	34	42	50		41		33		50
Third-party valuation service fees	31	2	—	—	—		—		—		19
Commitment and interest expense for borrowing	—	19	1	—	—		—		—		—
Other	50	44	10	129	80		13		26		28
Total Expenses	5,005	4,876	371	9,175	7,535		441		2,531		2,152
Less:
Expenses in excess of limit	(762)	(1,016)	(149)	—	—		(162)		(141)		(452)
Total Net Expenses	4,243	3,860	222	9,175	7,535		279		2,390		1,700
Net Investment Income	20,293	23,292	741	23,976	24,991		1,258		5,641		2,225

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	5,474	(1,175)	40	10	1,533		272		(1,046)		(12,629)
Swap agreements	(34)	(34)	—	—	—		—		—		—
Forward foreign currency contracts	670	615	—	—	—		—		—		—
Foreign currency exchange transactions	(181)	(131)	—	—	—		—		—		(142)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	(12,070)	2,303	1,635	—	73,955		3,067		22,615		62
Swap agreements	(10)	(11)	—	—	—		—		—		—
Forward foreign currency contracts	619	650	—	—	—		—		—		—
Foreign currency exchange transactions	(9)	1	—	—	—		—		—		(25)
Net Realized and Unrealized Gain (Loss)	(5,541)	2,218	1,675	10	75,488		3,339		21,569		(12,734)
Net Increase (Decrease) in Net Assets Resulting from Operations	$14,752	$25,510	$2,416	$23,986	$100,479		$4,597		$27,210		$(10,509)
*	Not shown due to rounding.
(1)	Effective February 21, 2019, the Fund’s name changed from Ivy IG International Small Cap Fund to Ivy International Small Cap Fund.

See Accompanying Notes to Financial Statements.

130	ANNUAL REPORT	2019

STATEMENTS OF OPERATIONS	IVY FUNDS

FOR THE YEAR ENDED SEPTEMBER 30, 2019

(In thousands)	Ivy Pictet Emerging Markets Local Currency Debt Fund	Ivy Pictet Targeted Return Bond Fund	Ivy PineBridge High Yield Fund
INVESTMENT INCOME
Interest and amortization from unaffiliated securities	$8,601	$6,848	$5,673
Foreign interest withholding tax	(69)	(3)	—
Securities lending income – net	8	7	26
Total Investment Income	8,540	6,852	5,699

EXPENSES
Investment management fee	1,033	2,073	564
Distribution and service fees:
Class A	26	53	21
Class C	19	41	N/A
Class E	4	N/A	N/A
Class R	9	N/A	2
Class Y	7	9	N/A
Shareholder servicing:
Class A	17	22	6
Class C	1	2	N/A
Class E	— *	N/A	N/A
Class I	145	215	87
Class N	5	9	4
Class R	4	N/A	1
Class Y	4	5	N/A
Registration fees	87	83	64
Custodian fees	134	76	8
Independent Trustees and Chief Compliance Officer fees	13	15	6
Accounting services fee	69	92	52
Professional fees	58	52	40
Third-party valuation service fees	— *	—	—
Commitment and interest expense for borrowing	—	—	4
Other	23	28	15
Total Expenses	1,658	2,775	874
Less:
Expenses in excess of limit	(464)	(479)	(197)
Total Net Expenses	1,194	2,296	677
Net Investment Income	7,346	4,556	5,022

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	(1,967)	(7,168)	(1,054)
Futures contracts	(357)	(7,360)	—
Written options	5	2,496	—
Swap agreements	(1,405)	(3,907)	—
Forward foreign currency contracts	(2,698)	9,984	—
Foreign currency exchange transactions	(3,249)	10,090	—
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	10,012	9,474	1,621
Futures contracts	27	(384)	—
Written options	—	(358)	—
Swap agreements	(270)	(1,385)	—
Forward foreign currency contracts	975	539	—
Foreign currency exchange transactions	(11)	(82)	—
Net Realized and Unrealized Gain	1,062	11,939	567
Net Increase in Net Assets Resulting from Operations	$8,408	$16,495	$5,589

*Not shown due to rounding.

See Accompanying Notes to Financial Statements.

2019	ANNUAL REPORT	131

STATEMENTS OF CHANGES IN NET ASSETS	IVY FUNDS

	Ivy Apollo Multi-Asset Income Fund		Ivy Apollo Strategic Income Fund		Ivy California Municipal High Income Fund
(In thousands)	Year ended 9-30-19	Year ended 9-30-18	Year ended 9-30-19	Year ended 9-30-18	Year ended 9-30-19	Year ended 9-30-18
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$20,293	$21,544	$23,292	$22,281	$741	$623
Net realized gain (loss) on investments	5,929	13,394	(725)	331	40	(125)
Net change in unrealized appreciation (depreciation)	(11,470)	(10,112)	2,943	(13,793)	1,635	(303)
Net Increase in Net Assets Resulting from Operations	14,752	24,826	25,510	8,819	2,416	195

Distributions to Shareholders From:
Net investment income:
Class A		(5,179)		(4,727)		(273)
Class C		(543)		(238)		(26)
Class I		(15,238)		(13,474)		(284)
Class N		(139)		(2,464)		N/A
Class Y		(205)		(345)		(32)
Net realized gains:
Class A		(166)		(650)		(14)
Class C		(23)		(43)		(2)
Class I		(463)		(1,752)		(13)
Class N		(4)		(317)		N/A
Class Y		(6)		(48)		(2)
Accumulated earnings:
(combined net investment income and net realized gains)
Class A	(9,075)		(5,616)		(340)
Class C	(998)		(233)		(30)
Class I	(25,556)		(16,194)		(334)
Class N	(294)		(2,533)		N/A
Class Y	(410)		(342)		(33)
Total Distributions to Shareholders	(36,333)	(21,966)	(24,918)	(24,058)	(737)	(646)
Capital Share Transactions	(28,653)	(64,566)	(4,654)	(6,566)	3,010	10,394
Net Increase (Decrease) in Net Assets	(50,234)	(61,706)	(4,062)	(21,805)	4,689	9,943
Net Assets, Beginning of Period	511,324	573,030	499,057	520,862	28,041	18,098
Net Assets, End of Period	$461,090	$511,324	$494,995	$499,057	$32,730	$28,041
Undistributed net investment income		$5,642		$3,127		$13

See Accompanying Notes to Financial Statements.

132	ANNUAL REPORT	2019

STATEMENTS OF CHANGES IN NET ASSETS	IVY FUNDS

	Ivy Cash Management Fund		Ivy Corporate Bond Fund		Ivy Crossover Credit Fund
(In thousands)	Year ended 9-30-19	Year ended 9-30-18	Year ended 9-30-19	Year ended 9-30-18	Year ended 9-30-19	Year ended 9-30-18
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$23,976	$14,017	$24,991	$27,252	$1,258	$1,212
Net realized gain (loss) on investments	10	67	1,533	(5,916)	272	(387)
Net change in unrealized appreciation (depreciation)	—	—	73,955	(39,185)	3,067	(1,824)
Net Increase (Decrease) in Net Assets Resulting from Operations	23,986	14,084	100,479	(17,849)	4,597	(999)

Distributions to Shareholders From:
Net investment income:
Class A		(14,011)		(9,308)		(336)
Class B		(3)		(10)		N/A
Class C		(3)		(86)		N/A
Class E		N/A		(6)		(14)
Class I		N/A		(15,488)		(684)
Class N		N/A		(1,556)		(15)
Class R		N/A		(5)		(11)
Class Y		N/A		(5)		(28)
Net realized gains:
Class A		—		—		(113)
Class B		—		—		N/A
Class C		—		—		N/A
Class E		N/A		—		(5)
Class I		N/A		—		(191)
Class N		N/A		—		(4)
Class R		N/A		—		(4)
Class Y		N/A		—		(10)
Accumulated earnings:
(combined net investment income and net realized gains)
Class A	(23,958)		(8,915)		(412)
Class B	(6)		(6)		N/A
Class C	(12)		(65)		N/A
Class E	N/A		(7)		(17)
Class I	N/A		(15,141)		(866)
Class N	N/A		(1,176)		(19)
Class R	N/A		(6)		(15)
Class Y	N/A		(7)		(35)
Total Distributions to Shareholders	(23,976)	(14,017)	(25,323)	(26,464)	(1,364)	(1,415)
Capital Share Transactions	(23,815)	(98,043)	(114,020)	(116,224)	2,906	6,837
Net Increase (Decrease) in Net Assets	(23,805)	(97,976)	(38,864)	(160,537)	6,139	4,423
Net Assets, Beginning of Period	1,282,968	1,380,944	957,696	1,118,233	36,931	32,508
Net Assets, End of Period	$1,259,163	$1,282,968	$918,832	$957,696	$43,070	$36,931
Undistributed net investment income		$—		$3,382		$229

See Accompanying Notes to Financial Statements.

2019	ANNUAL REPORT	133

STATEMENTS OF CHANGES IN NET ASSETS	IVY FUNDS

	Ivy Government Securities Fund		Ivy International Small Cap Fund(1)		Ivy Pictet Emerging Markets Local Currency Debt Fund
(In thousands)	Year ended 9-30-19	Year ended 9-30-18	Year ended 9-30-19	Year ended 9-30-18	Year ended 9-30-19	Year ended 9-30-18
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$5,641	$5,929	$2,225	$1,720	$7,346	$6,077
Net realized loss on investments	(1,046)	(2,732)	(12,771)	(1,036)	(9,671)	(7,822)
Net change in unrealized appreciation (depreciation)	22,615	(11,801)	37	(332)	10,733	(12,998)
Net Increase (Decrease) in Net Assets Resulting from Operations	27,210	(8,604)	(10,509)	352	8,408	(14,743)

Distributions to Shareholders From:
Net investment income:
Class A		(1,069)		(22)		(331)
Class B		(1)		N/A		N/A
Class C		(7)		—		(39)
Class E		(4)		N/A		(50)
Class I		(2,342)		(99)		(1,455)
Class N		(3,146)		(314)		(1,499)
Class R		(3)		N/A		(43)
Class Y		(3)		(3)		(82)
Net realized gains:
Class A		—		—		—
Class B		—		N/A		N/A
Class C		—		—		—
Class E		—		N/A		—
Class I		—		(12)		—
Class N		—		(32)		—
Class R		—		N/A		—
Class Y		—		—		—
Accumulated earnings:
(combined net investment income and net realized gains)
Class A	(1,084)		(224)		—
Class B	(1)		N/A		N/A
Class C	(8)		(10)		—
Class E	(4)		N/A		— *
Class I	(1,917)		(1,137)		(187)
Class N	(3,023)		(1,365)		(97)
Class R	(3)		N/A		—
Class Y	(4)		(40)		—
Total Distributions to Shareholders	(6,044)	(6,575)	(2,776)	(482)	(284)	(3,499)
Capital Share Transactions	(114,107)	(2,145)	4,295	130,194	(20,756)	41,031
Net Increase (Decrease) in Net Assets	(92,941)	(17,324)	(8,990)	130,064	(12,632)	22,789
Net Assets, Beginning of Period	375,249	392,573	172,936	42,872	141,900	119,111
Net Assets, End of Period	$282,308	$375,249	$163,946	$172,936	$129,268	$141,900
Undistributed (distributions in excess of) net investment income		$28		$1,590		$(3,136)

*	Not shown due to rounding.
(1)	Effective February 21, 2019, the Fund’s name changed from Ivy IG International Small Cap Fund to Ivy International Small Cap Fund.

See Accompanying Notes to Financial Statements.

134	ANNUAL REPORT	2019

STATEMENTS OF CHANGES IN NET ASSETS	IVY FUNDS

	Ivy Pictet Targeted Return Bond Fund		Ivy PineBridge High Yield Fund
(In thousands)	Year ended 9-30-19	Year ended 9-30-18	Year ended 9-30-19	Year ended 9-30-18
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$4,556	$4,612	$5,022	$4,065
Net realized gain (loss) on investments	4,135	7,183	(1,054)	(414)
Net change in unrealized appreciation (depreciation)	7,804	(11,914)	1,621	(1,927)
Net Increase (Decrease) in Net Assets Resulting from Operations	16,495	(119)	5,589	1,724

Distributions to Shareholders From:
Net investment income:
Class A		(134)		(369)
Class C		(22)		N/A
Class I		(817)		(1,911)
Class N		(1,116)		(1,776)
Class R		N/A		(22)
Class Y		(24)		N/A
Net realized gains:
Class A		—		(23)
Class C		—		N/A
Class I		—		(96)
Class N		—		(110)
Class R		N/A		(1)
Class Y		—		N/A
Accumulated earnings:
(combined net investment income and net realized gains)
Class A	(1,003)		(439)
Class C	(169)		N/A
Class I	(6,359)		(2,640)
Class N	(4,192)		(1,834)
Class R	N/A		(24)
Class Y	(171)		N/A
Total Distributions to Shareholders	(11,894)	(2,113)	(4,937)	(4,308)
Capital Share Transactions	(24,430)	(51,077)	14,710	26,039
Net Increase (Decrease) in Net Assets	(19,829)	(53,309)	15,362	23,455
Net Assets, Beginning of Period	240,528	293,837	86,981	63,526
Net Assets, End of Period	$220,699	$240,528	$102,343	$86,981
Undistributed net investment income		$6,666		$356

See Accompanying Notes to Financial Statements.

2019	ANNUAL REPORT	135

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY APOLLO MULTI-ASSET INCOME FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 9-30-2019	$11.07	$0.43	$(0.13)	$0.30	$(0.45)	$(0.34)	$(0.79)
Year ended 9-30-2018	11.02	0.42	0.05	0.47	(0.41)	(0.01)	(0.42)
Year ended 9-30-2017	10.45	0.39	0.50	0.89	(0.30)	(0.02)	(0.32)
Year ended 9-30-2016(4)	10.00	0.37	0.31	0.68	(0.23)	— *	(0.23)
Class C Shares
Year ended 9-30-2019	11.07	0.35	(0.12)	0.23	(0.38)	(0.34)	(0.72)
Year ended 9-30-2018	11.02	0.33	0.06	0.39	(0.33)	(0.01)	(0.34)
Year ended 9-30-2017	10.46	0.31	0.50	0.81	(0.23)	(0.02)	(0.25)
Year ended 9-30-2016(4)	10.00	0.28	0.33	0.61	(0.15)	— *	(0.15)
Class I Shares
Year ended 9-30-2019	11.07	0.47	(0.11)	0.36	(0.50)	(0.34)	(0.84)
Year ended 9-30-2018	11.02	0.45	0.06	0.51	(0.45)	(0.01)	(0.46)
Year ended 9-30-2017	10.46	0.41	0.51	0.92	(0.34)	(0.02)	(0.36)
Year ended 9-30-2016(4)	10.00	0.39	0.32	0.71	(0.25)	— *	(0.25)
Class N Shares
Year ended 9-30-2019	11.08	0.47	(0.12)	0.35	(0.50)	(0.34)	(0.84)
Year ended 9-30-2018	11.03	0.47	0.05	0.52	(0.46)	(0.01)	(0.47)
Year ended 9-30-2017	10.46	0.43	0.52	0.95	(0.36)	(0.02)	(0.38)
Year ended 9-30-2016(4)	10.00	0.38	0.33	0.71	(0.25)	— *	(0.25)
Class Y Shares
Year ended 9-30-2019	11.07	0.42	(0.10)	0.32	(0.46)	(0.34)	(0.80)
Year ended 9-30-2018	11.02	0.42	0.06	0.48	(0.42)	(0.01)	(0.43)
Year ended 9-30-2017	10.45	0.39	0.51	0.90	(0.31)	(0.02)	(0.33)
Year ended 9-30-2016(4)	10.00	0.34	0.34	0.68	(0.23)	— *	(0.23)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	For the period from October 1, 2015 (commencement of operations of the class) through September 30, 2016.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2016.

(7)	Ratio of expenses to average net assets excluding offering cost was 1.25%.

(8)	Ratio of expenses to average net assets excluding offering cost was 2.01%.

(9)	Ratio of expenses to average net assets excluding offering cost was 0.93%.

(10)	Ratio of expenses to average net assets excluding offering cost was 0.89%.

(11)	Ratio of expenses to average net assets excluding offering cost was 1.20%.

136	ANNUAL REPORT	2019

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)		Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2019	$10.58	3.22%	$119	1.20%		4.06%		1.24%		4.02%		54%
Year ended 9-30-2018	11.07	4.41	131	1.24		3.77		1.24		3.77		59
Year ended 9-30-2017	11.02	8.67	143	1.24		3.64		—		—		84
Year ended 9-30-2016(4)	10.45	6.85	95	1.30	(5)(7)	3.69	(5)	1.41	(5)	3.58	(5)	63	(6)
Class C Shares
Year ended 9-30-2019	10.58	2.46	14	1.94		3.31		1.98		3.27		54
Year ended 9-30-2018	11.07	3.64	16	1.98		3.01		1.98		3.01		59
Year ended 9-30-2017	11.02	7.86	20	1.97		2.87		—		—		84
Year ended 9-30-2016(4)	10.46	6.14	14	2.06	(5)(8)	2.78	(5)	—		—		63	(6)
Class I Shares
Year ended 9-30-2019	10.59	3.77	320	0.75		4.51		0.97		4.29		54
Year ended 9-30-2018	11.07	4.71	354	0.93		4.07		0.96		4.04		59
Year ended 9-30-2017	11.02	8.92	401	0.95		3.88		—		—		84
Year ended 9-30-2016(4)	10.46	7.25	255	0.98	(5)(9)	3.80	(5)	—		—		63	(6)
Class N Shares
Year ended 9-30-2019	10.59	3.69	4	0.75		4.50		0.92		4.33		54
Year ended 9-30-2018	11.08	4.96	4	0.79		4.23		0.80		4.22		59
Year ended 9-30-2017	11.03	9.12	4	0.78		4.09		—		—		84
Year ended 9-30-2016(4)	10.46	7.26	3	0.94	(5)(10)	3.73	(5)	—		—		63	(6)
Class Y Shares
Year ended 9-30-2019	10.59	3.33	4	1.17		4.06		1.21		4.02		54
Year ended 9-30-2018	11.07	4.45	6	1.19		3.82		1.19		3.82		59
Year ended 9-30-2017	11.02	8.75	5	1.17		3.69		—		—		84
Year ended 9-30-2016(4)	10.45	6.90	4	1.25	(5)(11)	3.31	(5)	1.33	(5)	3.23	(5)	63	(6)

See Accompanying Notes to Financial Statements.

2019	ANNUAL REPORT	137

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY APOLLO STRATEGIC INCOME FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 9-30-2019	$9.97	$0.44	$0.06	$0.50	$(0.45)	$(0.03)	$(0.48)
Year ended 9-30-2018	10.27	0.42	(0.27)	0.15	(0.40)	(0.05)	(0.45)
Year ended 9-30-2017	10.26	0.39	0.04	0.43	(0.38)	(0.04)	(0.42)
Year ended 9-30-2016(4)	10.00	0.34	0.18	0.52	(0.26)	—	(0.26)
Class C Shares
Year ended 9-30-2019	9.97	0.36	0.05	0.41	(0.37)	(0.03)	(0.40)
Year ended 9-30-2018	10.27	0.35	(0.27)	0.08	(0.33)	(0.05)	(0.38)
Year ended 9-30-2017	10.26	0.32	0.04	0.36	(0.31)	(0.04)	(0.35)
Year ended 9-30-2016(4)	10.00	0.27	0.19	0.46	(0.20)	—	(0.20)
Class I Shares
Year ended 9-30-2019	9.98	0.48	0.05	0.53	(0.49)	(0.03)	(0.52)
Year ended 9-30-2018	10.28	0.45	(0.27)	0.18	(0.43)	(0.05)	(0.48)
Year ended 9-30-2017	10.27	0.42	0.05	0.47	(0.42)	(0.04)	(0.46)
Year ended 9-30-2016(4)	10.00	0.39	0.17	0.56	(0.29)	—	(0.29)
Class N Shares
Year ended 9-30-2019	9.98	0.48	0.05	0.53	(0.49)	(0.03)	(0.52)
Year ended 9-30-2018	10.28	0.46	(0.27)	0.19	(0.44)	(0.05)	(0.49)
Year ended 9-30-2017	10.27	0.43	0.04	0.47	(0.42)	(0.04)	(0.46)
Year ended 9-30-2016(4)	10.00	0.34	0.22	0.56	(0.29)	—	(0.29)
Class Y Shares
Year ended 9-30-2019	9.97	0.44	0.06	0.50	(0.45)	(0.03)	(0.48)
Year ended 9-30-2018	10.27	0.42	(0.27)	0.15	(0.40)	(0.05)	(0.45)
Year ended 9-30-2017	10.26	0.40	0.04	0.44	(0.39)	(0.04)	(0.43)
Year ended 9-30-2016(4)	10.00	0.33	0.20	0.53	(0.27)	—	(0.27)

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	For the period from October 1, 2015 (commencement of operations of the class) through September 30, 2016.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2016.

(7)	Ratio of expenses to average net assets excluding offering cost was 1.10%.

(8)	Ratio of expenses to average net assets excluding offering cost was 1.79%.

(9)	Ratio of expenses to average net assets excluding offering cost was 0.80%.

(10)	Ratio of expenses to average net assets excluding offering cost was 0.79%.

(11)	Ratio of expenses to average net assets excluding offering cost was 1.05%.

138	ANNUAL REPORT	2019

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)		Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2019	$9.99	5.13%	$120	1.05%		4.45%		1.15%		4.35%		45%
Year ended 9-30-2018	9.97	1.53	117	1.15		4.14		1.16		4.13		48
Year ended 9-30-2017	10.27	4.38	123	1.15		3.83		1.17		3.81		48
Year ended 9-30-2016(4)	10.26	5.35	95	1.15	(5)(7)	3.36	(5)	1.26	(5)	3.25	(5)	42	(6)
Class C Shares
Year ended 9-30-2019	9.98	4.21	5	1.85		3.65		2.04		3.46		45
Year ended 9-30-2018	9.97	0.82	6	1.85		3.43		2.02		3.26		48
Year ended 9-30-2017	10.27	3.66	8	1.85		3.13		1.98		3.00		48
Year ended 9-30-2016(4)	10.26	4.66	8	1.84	(5)(8)	2.71	(5)	1.96	(5)	2.59	(5)	42	(6)
Class I Shares
Year ended 9-30-2019	9.99	5.43	315	0.67		4.83		0.93		4.57		45
Year ended 9-30-2018	9.98	1.95	315	0.82		4.46		0.93		4.35		48
Year ended 9-30-2017	10.28	4.59	320	0.85		4.13		0.94		4.04		48
Year ended 9-30-2016(4)	10.27	5.75	184	0.85	(5)(9)	3.91	(5)	0.98	(5)	3.78	(5)	42	(6)
Class N Shares
Year ended 9-30-2019	9.99	5.43	48	0.67		4.83		0.78		4.72		45
Year ended 9-30-2018	9.98	1.92	53	0.77		4.52		0.78		4.51		48
Year ended 9-30-2017	10.28	4.75	61	0.77		4.24		—		—		48
Year ended 9-30-2016(4)	10.27	5.75	6	0.84	(5)(10)	3.44	(5)	—		—		42	(6)
Class Y Shares
Year ended 9-30-2019	9.99	5.13	7	1.05		4.46		1.18		4.33		45
Year ended 9-30-2018	9.97	1.58	8	1.10		4.18		1.17		4.11		48
Year ended 9-30-2017	10.27	4.44	9	1.10		3.89		1.19		3.80		48
Year ended 9-30-2016(4)	10.26	5.39	6	1.10	(5)(11)	3.31	(5)	1.23	(5)	3.18	(5)	42	(6)

See Accompanying Notes to Financial Statements.

2019	ANNUAL REPORT	139

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY CALIFORNIA MUNICIPAL HIGH INCOME FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations		Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 9-30-2019	$9.98	$0.26	$0.60	$0.86		$(0.26)	$—	$(0.26)
Year ended 9-30-2018	10.16	0.26	(0.16)	0.10		(0.26)	(0.02)	(0.28)
Year ended 9-30-2017(4)	10.00	0.26	0.14	0.40		(0.24)	—	(0.24)
Class C Shares
Year ended 9-30-2019	9.98	0.17	0.60	0.77		(0.17)	—	(0.17)
Year ended 9-30-2018	10.16	0.17	(0.17)	0.00	*	(0.16)	(0.02)	(0.18)
Year ended 9-30-2017(4)	10.00	0.19	0.16	0.35		(0.19)	—	(0.19)
Class I Shares
Year ended 9-30-2019	9.98	0.28	0.60	0.88		(0.28)	—	(0.28)
Year ended 9-30-2018	10.16	0.28	(0.16)	0.12		(0.28)	(0.02)	(0.30)
Year ended 9-30-2017(4)	10.00	0.28	0.13	0.41		(0.25)	—	(0.25)
Class Y Shares
Year ended 9-30-2019	9.98	0.26	0.60	0.86		(0.26)	—	(0.26)
Year ended 9-30-2018	10.16	0.25	(0.15)	0.10		(0.26)	(0.02)	(0.28)
Year ended 9-30-2017(4)	10.00	0.25	0.15	0.40		(0.24)	—	(0.24)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	For the period from October 3, 2016 (commencement of operations of the class) through September 30, 2017.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2017.

140	ANNUAL REPORT	2019

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)		Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2019	$10.58	8.73%	$17	0.80%		2.54%		1.29%		2.05%		10%
Year ended 9-30-2018	9.98	0.89	14	0.78		2.56		1.32		2.02		10
Year ended 9-30-2017(4)	10.16	4.17	8	0.60	(5)	2.62	(5)	1.12	(5)	2.10	(5)	7	(6)
Class C Shares
Year ended 9-30-2019	10.58	7.81	2	1.66		1.69		2.06		1.29		10
Year ended 9-30-2018	9.98	-0.07	2	1.63		1.70		2.08		1.25		10
Year ended 9-30-2017(4)	10.16	3.53	2	1.33	(5)	1.88	(5)	1.85	(5)	1.36	(5)	7	(6)
Class I Shares
Year ended 9-30-2019	10.58	8.95	13	0.60		2.75		1.16		2.19		10
Year ended 9-30-2018	9.98	1.10	11	0.58		2.74		1.20		2.12		10
Year ended 9-30-2017(4)	10.16	4.31	7	0.43	(5)	2.87	(5)	0.95	(5)	2.35	(5)	7	(6)
Class Y Shares
Year ended 9-30-2019	10.58	8.73	1	0.80		2.55		1.40		1.95		10
Year ended 9-30-2018	9.98	0.93	1	0.78		2.56		1.44		1.90		10
Year ended 9-30-2017(4)	10.16	4.09	1	0.60	(5)	2.54	(5)	1.23	(5)	1.91	(5)	7	(6)

See Accompanying Notes to Financial Statements.

2019	ANNUAL REPORT	141

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY CASH MANAGEMENT FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)		Net Realized and Unrealized Gain on Investments		Total from Investment Operations		Distributions From Net Investment Income		Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 9-30-2019	$1.00	$0.02		$0.00	*	$0.02		$(0.02)		$—	$(0.02)
Year ended 9-30-2018	1.00	0.01		0.00	*	0.01		(0.01)		—	(0.01)
Year ended 9-30-2017	1.00	0.00	*	0.00	*	0.00	*	—	*	—	—	*
Year ended 9-30-2016	1.00	0.00	*	0.00	*	0.00	*	—	*	—	—	*
Year ended 9-30-2015	1.00	0.00	*	0.00	*	0.00	*	—	*	—	—	*
Class B Shares(4)
Year ended 9-30-2019	1.00	0.01		0.00	*	0.01		(0.01)		—	(0.01)
Year ended 9-30-2018	1.00	0.00	*	0.00	*	0.00	*	—	*	—	—	*
Year ended 9-30-2017	1.00	0.00	*	0.00	*	0.00	*	—	*	—	—	*
Year ended 9-30-2016	1.00	0.00	*	0.00	*	0.00	*	—	*	—	—	*
Year ended 9-30-2015	1.00	0.00	*	0.00	*	0.00	*	—	*	—	—	*
Class C Shares
Year ended 9-30-2019	1.00	0.01		0.00	*	0.01		(0.01)		—	(0.01)
Year ended 9-30-2018	1.00	0.00	*	0.00	*	0.00	*	—	*	—	—	*
Year ended 9-30-2017	1.00	0.00	*	0.00	*	0.00	*	—	*	—	—	*
Year ended 9-30-2016	1.00	0.00	*	0.00	*	0.00	*	—	*	—	—	*
Year ended 9-30-2015	1.00	0.00	*	0.00	*	0.00	*	—	*	—	—	*

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

142	ANNUAL REPORT	2019

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)
Class A Shares
Year ended 9-30-2019	$1.00	1.87%	$1,257	0.71%	1.86%	—%	—%
Year ended 9-30-2018	1.00	1.11	1,281	0.75	1.03	—	—
Year ended 9-30-2017	1.00	0.27	1,378	0.74	0.27	0.75	0.26
Year ended 9-30-2016	1.00	0.02	1,401	0.49	0.02	0.79	-0.28
Year ended 9-30-2015	1.00	0.02	1,350	0.19	0.02	0.80	-0.59
Class B Shares(4)
Year ended 9-30-2019	1.00	1.05	1	1.51	1.06	—	—
Year ended 9-30-2018	1.00	0.27	1	1.60	0.21	1.65	0.16
Year ended 9-30-2017	1.00	0.02	1	0.96	0.02	1.61	-0.63
Year ended 9-30-2016	1.00	0.02	1	0.49	0.02	1.73	-1.22
Year ended 9-30-2015	1.00	0.02	1	0.19	0.02	1.79	-1.58
Class C Shares
Year ended 9-30-2019	1.00	0.91	1	1.65	0.93	—	—
Year ended 9-30-2018	1.00	0.24	1	1.55	0.08	1.68	-0.05
Year ended 9-30-2017	1.00	0.02	2	0.98	0.02	1.61	-0.61
Year ended 9-30-2016	1.00	0.02	3	0.46	0.02	1.62	-1.14
Year ended 9-30-2015	1.00	0.02	5	0.18	0.02	1.59	-1.39

See Accompanying Notes to Financial Statements.

2019	ANNUAL REPORT	143

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY CORPORATE BOND FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 9-30-2019	$6.02	$0.16	$0.52	$0.68	$(0.16)	$—	$(0.16)
Year ended 9-30-2018	6.27	0.15	(0.26)	(0.11)	(0.14)	—	(0.14)
Year ended 9-30-2017	6.51	0.13	(0.12)	0.01	(0.14)	(0.11)	(0.25)
Year ended 9-30-2016	6.30	0.13	0.28	0.41	(0.13)	(0.07)	(0.20)
Year ended 9-30-2015	6.34	0.13	(0.03)	0.10	(0.14)	—	(0.14)
Class B Shares(4)
Year ended 9-30-2019	6.01	0.06	0.52	0.58	(0.06)	—	(0.06)
Year ended 9-30-2018	6.26	0.05	(0.25)	(0.20)	(0.05)	—	(0.05)
Year ended 9-30-2017	6.51	0.04	(0.12)	(0.08)	(0.06)	(0.11)	(0.17)
Year ended 9-30-2016	6.29	0.04	0.29	0.33	(0.04)	(0.07)	(0.11)
Year ended 9-30-2015	6.34	0.05	(0.04)	0.01	(0.06)	—	(0.06)
Class C Shares
Year ended 9-30-2019	6.01	0.10	0.52	0.62	(0.10)	—	(0.10)
Year ended 9-30-2018	6.26	0.09	(0.25)	(0.16)	(0.09)	—	(0.09)
Year ended 9-30-2017	6.50	0.08	(0.12)	(0.04)	(0.09)	(0.11)	(0.20)
Year ended 9-30-2016	6.29	0.07	0.28	0.35	(0.07)	(0.07)	(0.14)
Year ended 9-30-2015	6.34	0.07	(0.03)	0.04	(0.09)	—	(0.09)
Class E Shares
Year ended 9-30-2019	6.01	0.17	0.52	0.69	(0.17)	—	(0.17)
Year ended 9-30-2018(5)	6.28	0.16	(0.29)	(0.13)	(0.14)	—	(0.14)
Class I Shares
Year ended 9-30-2019	6.02	0.18	0.52	0.70	(0.18)	—	(0.18)
Year ended 9-30-2018	6.27	0.17	(0.26)	(0.09)	(0.16)	—	(0.16)
Year ended 9-30-2017	6.51	0.15	(0.12)	0.03	(0.16)	(0.11)	(0.27)
Year ended 9-30-2016	6.30	0.15	0.28	0.43	(0.15)	(0.07)	(0.22)
Year ended 9-30-2015	6.35	0.15	(0.04)	0.11	(0.16)	—	(0.16)
Class N Shares
Year ended 9-30-2019	6.01	0.19	0.53	0.72	(0.19)	—	(0.19)
Year ended 9-30-2018(5)	6.28	0.17	(0.28)	(0.11)	(0.16)	—	(0.16)
Class R Shares
Year ended 9-30-2019	6.01	0.14	0.52	0.66	(0.14)	—	(0.14)
Year ended 9-30-2018(5)	6.28	0.13	(0.28)	(0.15)	(0.12)	—	(0.12)
Class Y Shares
Year ended 9-30-2019	6.01	0.16	0.53	0.69	(0.17)	—	(0.17)
Year ended 9-30-2018(5)	6.28	0.15	(0.29)	(0.14)	(0.13)	—	(0.13)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	For the period from October 16, 2017 (commencement of operations of the class) through September 30, 2018.

(6)	Annualized.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2018.

144	ANNUAL REPORT	2019

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2019	$6.54	11.48%	$348		1.02%		2.54%		—%	—%	63%
Year ended 9-30-2018	6.02	-1.72	364		1.05		2.41		1.05	2.41	29
Year ended 9-30-2017	6.27	0.39	437		0.98		2.09		0.99	2.08	42
Year ended 9-30-2016	6.51	6.58	520		0.97		2.03		0.98	2.02	88
Year ended 9-30-2015	6.30	1.66	1,206		0.95		2.02		0.96	2.01	58
Class B Shares(4)
Year ended 9-30-2019	6.53	9.66	1		2.61		0.96		—	—	63
Year ended 9-30-2018	6.01	-3.18	1		2.56		0.87		—	—	29
Year ended 9-30-2017	6.26	-1.50	1		2.39		0.68		—	—	42
Year ended 9-30-2016	6.51	5.31	2		2.31		0.68		—	—	88
Year ended 9-30-2015	6.29	0.21	3		2.26		0.73		—	—	58
Class C Shares
Year ended 9-30-2019	6.53	10.52	4		1.92		1.64		—	—	63
Year ended 9-30-2018	6.01	-2.63	4		1.94		1.48		—	—	29
Year ended 9-30-2017	6.26	-0.46	8		1.85		1.22		—	—	42
Year ended 9-30-2016	6.50	5.65	10		1.85		1.14		—	—	88
Year ended 9-30-2015	6.29	0.56	10		1.87		1.11		—	—	58
Class E Shares
Year ended 9-30-2019	6.53	11.74	—	*	0.80		2.75		—	—	63
Year ended 9-30-2018(5)	6.01	-2.01	—	*	0.84	(6)	2.78	(6)	—	—	29	(7)
Class I Shares
Year ended 9-30-2019	6.54	11.84	523		0.70		2.86		—	—	63
Year ended 9-30-2018	6.02	-1.41	545		0.72		2.74		—	—	29
Year ended 9-30-2017	6.27	0.68	672		0.69		2.39		—	—	42
Year ended 9-30-2016	6.51	6.88	752		0.67		2.28		—	—	88
Year ended 9-30-2015	6.30	1.80	2		0.67		2.41		—	—	58
Class N Shares
Year ended 9-30-2019	6.54	12.19	43		0.55		3.00		—	—	63
Year ended 9-30-2018(5)	6.01	-1.77	44		0.57	(6)	3.06	(6)	—	—	29	(7)
Class R Shares
Year ended 9-30-2019	6.53	11.20	—	*	1.29		2.27		—	—	63
Year ended 9-30-2018(5)	6.01	-2.43	—	*	1.35	(6)	2.27	(6)	—	—	29	(7)
Class Y Shares
Year ended 9-30-2019	6.53	11.62	—	*	0.93		2.62		—	—	63
Year ended 9-30-2018(5)	6.01	-2.16	—	*	1.00	(6)	2.62	(6)	—	—	29	(7)

See Accompanying Notes to Financial Statements.

2019	ANNUAL REPORT	145

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY CROSSOVER CREDIT FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 9-30-2019	$9.64	$0.32	$0.90	$1.22	$(0.35)	$—	$(0.35)
Year ended 9-30-2018	10.26	0.30	(0.56)	(0.26)	(0.27)	(0.09)	(0.36)
Year ended 9-30-2017(4)	10.00	0.13	0.23	0.36	(0.10)	—	(0.10)
Class E Shares
Year ended 9-30-2019	9.64	0.32	0.90	1.22	(0.35)	—	(0.35)
Year ended 9-30-2018	10.26	0.31	(0.57)	(0.26)	(0.27)	(0.09)	(0.36)
Year ended 9-30-2017(4)	10.00	0.13	0.23	0.36	(0.10)	—	(0.10)
Class I Shares
Year ended 9-30-2019	9.64	0.34	0.90	1.24	(0.37)	—	(0.37)
Year ended 9-30-2018	10.26	0.33	(0.56)	(0.23)	(0.30)	(0.09)	(0.39)
Year ended 9-30-2017(4)	10.00	0.15	0.22	0.37	(0.11)	—	(0.11)
Class N Shares
Year ended 9-30-2019	9.64	0.34	0.90	1.24	(0.37)	—	(0.37)
Year ended 9-30-2018	10.26	0.33	(0.56)	(0.23)	(0.30)	(0.09)	(0.39)
Year ended 9-30-2017(4)	10.00	0.15	0.22	0.37	(0.11)	—	(0.11)
Class R Shares
Year ended 9-30-2019	9.63	0.27	0.90	1.17	(0.30)	—	(0.30)
Year ended 9-30-2018	10.25	0.25	(0.57)	(0.32)	(0.21)	(0.09)	(0.30)
Year ended 9-30-2017(4)	10.00	0.10	0.23	0.33	(0.08)	—	(0.08)
Class Y Shares
Year ended 9-30-2019	9.64	0.32	0.90	1.22	(0.35)	—	(0.35)
Year ended 9-30-2018	10.26	0.30	(0.56)	(0.26)	(0.27)	(0.09)	(0.36)
Year ended 9-30-2017(4)	10.00	0.13	0.23	0.36	(0.10)	—	(0.10)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	For the period from April 3, 2017 (commencement of operations of the class) through September 30, 2017.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2017.

146	ANNUAL REPORT	2019

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)		Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2019	$10.51	13.10%	$12		0.90%		3.23%		1.25%		2.88%		94%
Year ended 9-30-2018	9.64	-2.56	12		0.90		3.07		1.19		2.78		85
Year ended 9-30-2017(4)	10.26	3.51	11		0.90	(5)	2.63	(5)	0.95	(5)	2.58	(5)	112	(6)
Class E Shares
Year ended 9-30-2019	10.51	13.10	1		0.90		3.23		1.22		2.91		94
Year ended 9-30-2018	9.64	-2.54	—	*	0.87		3.09		1.11		2.85		85
Year ended 9-30-2017(4)	10.26	3.48	1		0.96	(5)	2.56	(5)	1.00	(5)	2.52	(5)	112	(6)
Class I Shares
Year ended 9-30-2019	10.51	13.39	27		0.65		3.47		1.13		2.99		94
Year ended 9-30-2018	9.64	-2.41	23		0.65		3.33		1.06		2.92		85
Year ended 9-30-2017(4)	10.26	3.72	18		0.65	(5)	2.89	(5)	0.83	(5)	2.71	(5)	112	(6)
Class N Shares
Year ended 9-30-2019	10.51	13.39	1		0.65		3.48		0.98		3.15		94
Year ended 9-30-2018	9.64	-2.41	1		0.65		3.31		0.90		3.06		85
Year ended 9-30-2017(4)	10.26	3.72	1		0.65	(5)	2.87	(5)	0.69	(5)	2.83	(5)	112	(6)
Class R Shares
Year ended 9-30-2019	10.50	12.47	1		1.40		2.74		1.72		2.42		94
Year ended 9-30-2018	9.63	-3.13	—	*	1.45		2.51		1.69		2.27		85
Year ended 9-30-2017(4)	10.25	3.29	1		1.45	(5)	2.07	(5)	1.48	(5)	2.04	(5)	112	(6)
Class Y Shares
Year ended 9-30-2019	10.51	13.10	1		0.90		3.23		1.37		2.76		94
Year ended 9-30-2018	9.64	-2.56	1		0.90		3.06		1.29		2.67		85
Year ended 9-30-2017(4)	10.26	3.51	1		0.90	(5)	2.63	(5)	1.08	(5)	2.45	(5)	112	(6)

See Accompanying Notes to Financial Statements.

2019	ANNUAL REPORT	147

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY GOVERNMENT SECURITIES FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 9-30-2019	$5.23	$0.08		$0.37	$0.45	$(0.09)	$—	$(0.09)
Year ended 9-30-2018	5.43	0.06		(0.19)	(0.13)	(0.07)	—	(0.07)
Year ended 9-30-2017	5.60	0.06		(0.16)	(0.10)	(0.07)	—	(0.07)
Year ended 9-30-2016	5.51	0.06		0.10	0.16	(0.07)	—	(0.07)
Year ended 9-30-2015	5.49	0.07		0.03	0.10	(0.08)	—	(0.08)
Class B Shares(4)
Year ended 9-30-2019	5.23	0.02		0.36	0.38	(0.02)	—	(0.02)
Year ended 9-30-2018	5.43	0.01		(0.18)	(0.17)	(0.03)	—	(0.03)
Year ended 9-30-2017	5.60	0.00	*	(0.16)	(0.16)	(0.01)	—	(0.01)
Year ended 9-30-2016	5.51	0.00	*	0.10	0.10	(0.01)	—	(0.01)
Year ended 9-30-2015	5.49	0.00	*	0.04	0.04	(0.02)	—	(0.02)
Class C Shares
Year ended 9-30-2019	5.23	0.03		0.37	0.40	(0.04)	—	(0.04)
Year ended 9-30-2018	5.43	0.01		(0.18)	(0.17)	(0.03)	—	(0.03)
Year ended 9-30-2017	5.60	0.01		(0.15)	(0.14)	(0.03)	—	(0.03)
Year ended 9-30-2016	5.51	0.01		0.11	0.12	(0.03)	—	(0.03)
Year ended 9-30-2015	5.49	0.02		0.04	0.06	(0.04)	—	(0.04)
Class E Shares
Year ended 9-30-2019	5.23	0.09		0.36	0.45	(0.09)	—	(0.09)
Year ended 9-30-2018(5)	5.43	0.07		(0.19)	(0.12)	(0.08)	—	(0.08)
Class I Shares
Year ended 9-30-2019	5.23	0.09		0.37	0.46	(0.10)	—	(0.10)
Year ended 9-30-2018	5.43	0.08		(0.19)	(0.11)	(0.09)	—	(0.09)
Year ended 9-30-2017	5.60	0.07		(0.15)	(0.08)	(0.09)	—	(0.09)
Year ended 9-30-2016	5.51	0.07		0.11	0.18	(0.09)	—	(0.09)
Year ended 9-30-2015	5.49	0.08		0.04	0.12	(0.10)	—	(0.10)
Class N Shares
Year ended 9-30-2019	5.23	0.10		0.37	0.47	(0.11)	—	(0.11)
Year ended 9-30-2018(5)	5.43	0.08		(0.19)	(0.11)	(0.09)	—	(0.09)
Class R Shares
Year ended 9-30-2019	5.23	0.06		0.37	0.43	(0.07)	—	(0.07)
Year ended 9-30-2018(5)	5.43	0.05		(0.20)	(0.15)	(0.05)	—	(0.05)
Class Y Shares
Year ended 9-30-2019	5.23	0.08		0.36	0.44	(0.08)	—	(0.08)
Year ended 9-30-2018(5)	5.43	0.06		(0.19)	(0.13)	(0.07)	—	(0.07)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	For the period from October 16, 2017 (commencement of operations of the class) through September 30, 2018.

(6)	Annualized.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2018.

(8)	Expense ratio based on the period excluding reorganization expenses was 1.00%.

(9)	Expense ratio based on the period excluding reorganization expenses was 0.72%.

148	ANNUAL REPORT	2019

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)		Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2019	$5.59	8.59%	$68		1.00%		1.47%		1.13%		1.34%		12%
Year ended 9-30-2018	5.23	-2.35	71		1.04	(8)	1.19		1.16		1.07		42
Year ended 9-30-2017	5.43	-1.73	87		1.02		1.20		1.10		1.04		37
Year ended 9-30-2016	5.60	3.01	118		1.01		1.11		1.07		1.05		43
Year ended 9-30-2015	5.51	1.88	244		1.01		1.18		1.07		1.12		63
Class B Shares(4)
Year ended 9-30-2019	5.59	7.32	—	*	2.13		0.34		2.72		-0.25		12
Year ended 9-30-2018	5.23	-3.22	—	*	2.05		0.11		2.57		-0.41		42
Year ended 9-30-2017	5.43	-2.81	1		2.13		0.01		2.27		-0.13		37
Year ended 9-30-2016	5.60	1.83	1		2.17		-0.05		2.21		-0.09		43
Year ended 9-30-2015	5.51	0.68	1		2.20		-0.01		2.24		-0.05		63
Class C Shares
Year ended 9-30-2019	5.59	7.61	1		1.88		0.59		1.95		0.52		12
Year ended 9-30-2018	5.23	-3.14	1		1.88		0.24		2.16		-0.04		42
Year ended 9-30-2017	5.43	-2.58	2		1.88		0.26		1.95		0.19		37
Year ended 9-30-2016	5.60	2.10	3		1.91		0.21		1.95		0.17		43
Year ended 9-30-2015	5.51	1.04	4		1.84		0.35		1.88		0.31		63
Class E Shares
Year ended 9-30-2019	5.59	8.75	—	*	0.86		1.61		—		—		12
Year ended 9-30-2018(5)	5.23	-2.23	—	*	0.90	(6)	1.46	(6)	—		—		42	(7)
Class I Shares
Year ended 9-30-2019	5.59	8.89	93		0.72		1.75		0.77		1.70		12
Year ended 9-30-2018	5.23	-2.10	124		0.78	(9)	1.46		0.82		1.42		42
Year ended 9-30-2017	5.43	-1.44	303		0.74		1.38		0.76		1.36		37
Year ended 9-30-2016	5.60	3.33	157		0.70		1.33		0.74		1.29		43
Year ended 9-30-2015	5.51	2.20	2		0.70		1.50		0.74		1.46		63
Class N Shares
Year ended 9-30-2019	5.59	9.01	120		0.61		1.86		—		—		12
Year ended 9-30-2018(5)	5.23	-1.99	179		0.63	(6)	1.74	(6)	—		—		42	(7)
Class R Shares
Year ended 9-30-2019	5.59	8.22	—	*	1.34		1.12		—		—		12
Year ended 9-30-2018(5)	5.23	-2.68	—	*	1.41	(6)	0.95	(6)	—		—		42	(7)
Class Y Shares
Year ended 9-30-2019	5.59	8.50	—	*	1.00		1.47		—		—		12
Year ended 9-30-2018(5)	5.23	-2.41	—	*	1.06	(6)(8)	1.30	(6)	1.09	(6)	1.27	(6)	42	(7)

See Accompanying Notes to Financial Statements.

2019	ANNUAL REPORT	149

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY INTERNATIONAL SMALL CAP FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 9-30-2019	$12.28	$0.11	$(0.85)	$(0.74)	$(0.14)	$(0.02)	$(0.16)
Year ended 9-30-2018	12.06	0.10	0.14	0.24	(0.02)	—	(0.02)
Year ended 9-30-2017(4)	10.00	0.09	1.97	2.06	—	—	—
Class C Shares
Year ended 9-30-2019	12.14	0.03	(0.84)	(0.81)	(0.04)	(0.02)	(0.06)
Year ended 9-30-2018	12.00	0.01	0.13	0.14	—	—	—
Year ended 9-30-2017(4)	10.00	0.03	1.97	2.00	—	—	—
Class I Shares
Year ended 9-30-2019	12.33	0.16	(0.87)	(0.71)	(0.18)	(0.02)	(0.20)
Year ended 9-30-2018	12.08	0.16	0.13	0.29	(0.04)	— *	(0.04)
Year ended 9-30-2017(4)	10.00	0.11	1.97	2.08	—	—	—
Class N Shares
Year ended 9-30-2019	12.32	0.15	(0.85)	(0.70)	(0.18)	(0.02)	(0.20)
Year ended 9-30-2018	12.09	0.16	0.11	0.27	(0.04)	— *	(0.04)
Year ended 9-30-2017(4)	10.00	0.11	1.98	2.09	—	—	—
Class Y Shares
Year ended 9-30-2019	12.28	0.08	(0.83)	(0.75)	(0.14)	(0.02)	(0.16)
Year ended 9-30-2018	12.06	0.14	0.10	0.24	(0.02)	—	(0.02)
Year ended 9-30-2017(4)	10.00	0.09	1.97	2.06	—	—	—

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	For the period from January 10, 2017 (commencement of operations of the class) through September 30, 2017.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2017.

150	ANNUAL REPORT	2019

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)		Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2019	$11.38	-5.92%	$16	1.39%		1.02%		1.58%		0.83%		73%
Year ended 9-30-2018	12.28	1.98	18	1.45		0.79		1.54		0.70		60
Year ended 9-30-2017(4)	12.06	20.60	13	1.45	(5)	1.11	(5)	1.61	(5)	0.95	(5)	38	(6)
Class C Shares
Year ended 9-30-2019	11.27	-6.62	2	2.14		0.25		2.33		0.06		73
Year ended 9-30-2018	12.14	1.17	2	2.22		0.11		2.27		0.06		60
Year ended 9-30-2017(4)	12.00	20.00	1	2.17	(5)	0.39	(5)	2.33	(5)	0.23	(5)	38	(6)
Class I Shares
Year ended 9-30-2019	11.42	-5.64	72	0.99		1.47		1.37		1.09		73
Year ended 9-30-2018	12.33	2.33	66	1.12		1.28		1.34		1.06		60
Year ended 9-30-2017(4)	12.08	20.90	27	1.15	(5)	1.42	(5)	1.45	(5)	1.12	(5)	38	(6)
Class N Shares
Year ended 9-30-2019	11.42	-5.57	73	0.99		1.40		1.20		1.19		73
Year ended 9-30-2018	12.32	2.28	82	1.13		1.25		1.18		1.20		60
Year ended 9-30-2017(4)	12.09	20.90	1	1.15	(5)	1.41	(5)	1.31	(5)	1.25	(5)	38	(6)
Class Y Shares
Year ended 9-30-2019	11.37	-6.00	1	1.39		0.71		1.63		0.47		73
Year ended 9-30-2018	12.28	1.98	5	1.45		1.10		1.59		0.96		60
Year ended 9-30-2017(4)	12.06	20.60	1	1.45	(5)	1.11	(5)	1.70	(5)	0.86	(5)	38	(6)

See Accompanying Notes to Financial Statements.

2019	ANNUAL REPORT	151

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY PICTET EMERGING MARKETS LOCAL CURRENCY DEBT FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains		Total Distributions
Class A Shares
Year ended 9-30-2019	$8.22	$0.42	$0.04	$0.46	$—	$—		$—
Year ended 9-30-2018	9.47	0.39	(1.40)	(1.01)	(0.24)	—		(0.24)
Year ended 9-30-2017	9.21	0.41	(0.15)	0.26	—	—		—
Year ended 9-30-2016	8.11	0.33	0.77	1.10	—	—		—
Year ended 9-30-2015	9.76	0.34	(1.83)	(1.49)	(0.16)	—	*	(0.16)
Class C Shares
Year ended 9-30-2019	8.06	0.36	0.05	0.41	—	—		—
Year ended 9-30-2018	9.28	0.31	(1.37)	(1.06)	(0.16)	—		(0.16)
Year ended 9-30-2017	9.09	0.34	(0.15)	0.19	—	—		—
Year ended 9-30-2016	8.06	0.28	0.75	1.03	—	—		—
Year ended 9-30-2015	9.73	0.27	(1.83)	(1.56)	(0.11)	—	*	(0.11)
Class E Shares
Year ended 9-30-2019	8.23	0.44	0.04	0.48	— *	—		— *
Year ended 9-30-2018	9.48	0.39	(1.39)	(1.00)	(0.25)	—		(0.25)
Year ended 9-30-2017	9.21	0.42	(0.15)	0.27	—	—		—
Year ended 9-30-2016	8.11	0.35	0.75	1.10	—	—		—
Year ended 9-30-2015	9.76	0.33	(1.82)	(1.49)	(0.16)	—	*	(0.16)
Class I Shares
Year ended 9-30-2019	8.28	0.47	0.04	0.51	(0.02)	—		(0.02)
Year ended 9-30-2018	9.54	0.43	(1.41)	(0.98)	(0.28)	—		(0.28)
Year ended 9-30-2017	9.25	0.46	(0.17)	0.29	—	—		—
Year ended 9-30-2016	8.12	0.39	0.74	1.13	—	—		—
Year ended 9-30-2015	9.77	0.36	(1.84)	(1.48)	(0.17)	—	*	(0.17)
Class N Shares
Year ended 9-30-2019	8.28	0.46	0.05	0.51	(0.02)	—		(0.02)
Year ended 9-30-2018	9.54	0.44	(1.42)	(0.98)	(0.28)	—		(0.28)
Year ended 9-30-2017	9.25	0.46	(0.17)	0.29	—	—		—
Year ended 9-30-2016	8.12	0.38	0.75	1.13	—	—		—
Year ended 9-30-2015(4)	9.08	0.23	(1.19)	(0.96)	—	—		—
Class R Shares
Year ended 9-30-2019	8.16	0.40	0.04	0.44	—	—		—
Year ended 9-30-2018	9.41	0.35	(1.38)	(1.03)	(0.22)	—		(0.22)
Year ended 9-30-2017	9.17	0.39	(0.15)	0.24	—	—		—
Year ended 9-30-2016	8.09	0.32	0.76	1.08	—	—		—
Year ended 9-30-2015	9.74	0.31	(1.82)	(1.51)	(0.14)	—	*	(0.14)
Class Y Shares
Year ended 9-30-2019	8.22	0.43	0.04	0.47	—	—		—
Year ended 9-30-2018	9.48	0.37	(1.39)	(1.02)	(0.24)	—		(0.24)
Year ended 9-30-2017	9.21	0.41	(0.14)	0.27	—	—		—
Year ended 9-30-2016	8.11	0.35	0.75	1.10	—	—		—
Year ended 9-30-2015	9.76	0.34	(1.83)	(1.49)	(0.16)	—	*	(0.16)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	For the period from January 30, 2015 (commencement of operations of the class) through September 30, 2015.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2015.

(7)	Ratio of expenses to average net assets excluding offering cost was 2.00%.

(8)	Ratio of expenses to average net assets excluding offering cost was 2.50%.

(9)	Ratio of expenses to average net assets excluding offering cost was 1.72%.

(10)	Ratio of expenses to average net assets excluding offering cost was 1.62%.

(11)	Ratio of expenses to average net assets excluding offering cost was 1.47%.

(12)	Ratio of expenses to average net assets excluding offering cost was 2.33%.

(13)	Ratio of expenses to average net assets excluding offering cost was 1.86%.

152	ANNUAL REPORT	2019

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)		Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2019	$8.68	5.73%	$9		1.21%		4.94%		1.44%		4.71%		111%
Year ended 9-30-2018	8.22	-11.01	12		1.21		4.28		1.45		4.04		90
Year ended 9-30-2017	9.47	2.82	13		1.25		4.45		1.63		4.07		63
Year ended 9-30-2016	9.21	13.56	12		1.25		3.90		2.03		3.12		74
Year ended 9-30-2015	8.11	-15.45	26		1.25		3.81		2.21	(7)	2.85		40
Class C Shares
Year ended 9-30-2019	8.47	5.09	2		1.85		4.36		2.08		4.13		111
Year ended 9-30-2018	8.06	-11.56	2		1.86		3.54		2.10		3.30		90
Year ended 9-30-2017	9.28	2.09	2		1.97		3.81		2.27		3.51		63
Year ended 9-30-2016	9.09	12.78	2		2.00		3.27		2.50		2.77		74
Year ended 9-30-2015	8.06	-16.12	2		2.00		2.98		2.71	(8)	2.27		40
Class E Shares
Year ended 9-30-2019	8.71	5.85	2		1.05		5.12		1.28		4.89		111
Year ended 9-30-2018	8.23	-10.78	2		1.05		4.32		1.29		4.08		90
Year ended 9-30-2017	9.48	2.93	2		1.17		4.60		1.46		4.31		63
Year ended 9-30-2016	9.21	13.56	2		1.26		4.01		1.72		3.55		74
Year ended 9-30-2015	8.11	-15.45	2		1.26		3.72		1.93	(9)	3.05		40
Class I Shares
Year ended 9-30-2019	8.77	6.17	77		0.80		5.43		1.21		5.02		111
Year ended 9-30-2018	8.28	-10.56	80		0.80		4.80		1.23		4.37		90
Year ended 9-30-2017	9.54	3.14	45		0.91		4.96		1.39		4.48		63
Year ended 9-30-2016	9.25	13.92	26		1.00		4.42		1.62		3.80		74
Year ended 9-30-2015	8.12	-15.29	8		1.00		4.00		1.83	(10)	3.17		40
Class N Shares
Year ended 9-30-2019	8.77	6.17	34		0.80		5.36		1.04		5.12		111
Year ended 9-30-2018	8.28	-10.56	41		0.80		4.83		1.05		4.58		90
Year ended 9-30-2017	9.54	3.14	52		0.80		4.95		1.11		4.64		63
Year ended 9-30-2016	9.25	13.92	1		1.00		4.35		1.47		3.88		74
Year ended 9-30-2015(4)	8.12	-10.57	—	*	1.00	(5)	4.03	(5)	1.68	(5)(11)	3.35	(5)	40	(6)
Class R Shares
Year ended 9-30-2019	8.60	5.39	2		1.50		4.69		1.78		4.41		111
Year ended 9-30-2018	8.16	-11.23	2		1.50		3.87		1.79		3.58		90
Year ended 9-30-2017	9.41	2.62	2		1.50		4.27		1.97		3.80		63
Year ended 9-30-2016	9.17	13.35	2		1.50		3.77		2.21		3.06		74
Year ended 9-30-2015	8.09	-15.63	2		1.50		3.48		2.54	(12)	2.44		40
Class Y Shares
Year ended 9-30-2019	8.69	5.72	3		1.21		4.99		1.44		4.76		111
Year ended 9-30-2018	8.22	-11.00	3		1.21		4.11		1.45		3.87		90
Year ended 9-30-2017	9.48	2.93	3		1.25		4.48		1.63		4.10		63
Year ended 9-30-2016	9.21	13.56	5		1.25		4.06		1.86		3.45		74
Year ended 9-30-2015	8.11	-15.45	2		1.25		3.73		2.07	(13)	2.91		40

See Accompanying Notes to Financial Statements.

2019	ANNUAL REPORT	153

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY PICTET TARGETED RETURN BOND FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 9-30-2019	$10.02	$0.17	$0.52	$0.69	$(0.49)	$—	$(0.49)
Year ended 9-30-2018	10.11	0.16	(0.18)	(0.02)	(0.07)	—	(0.07)
Year ended 9-30-2017	10.21	0.09	0.03	0.12	(0.13)	(0.09)	(0.22)
Year ended 9-30-2016(4)	10.00	0.06	0.15	0.21	—	—	—
Class C Shares
Year ended 9-30-2019	9.91	0.10	0.51	0.61	(0.42)	—	(0.42)
Year ended 9-30-2018	10.05	0.09	(0.17)	(0.08)	(0.06)	—	(0.06)
Year ended 9-30-2017	10.16	0.02	0.02	0.04	(0.06)	(0.09)	(0.15)
Year ended 9-30-2016(4)	10.00	0.01	0.15	0.16	—	—	—
Class I Shares
Year ended 9-30-2019	10.06	0.20	0.51	0.71	(0.51)	—	(0.51)
Year ended 9-30-2018	10.13	0.18	(0.18)	0.00 *	(0.07)	—	(0.07)
Year ended 9-30-2017	10.23	0.11	0.03	0.14	(0.15)	(0.09)	(0.24)
Year ended 9-30-2016(4)	10.00	0.08	0.15	0.23	—	—	—
Class N Shares
Year ended 9-30-2019	10.08	0.21	0.51	0.72	(0.52)	—	(0.52)
Year ended 9-30-2018	10.13	0.18	(0.15)	0.03	(0.08)	—	(0.08)
Year ended 9-30-2017	10.24	0.14	0.00 *	0.14	(0.16)	(0.09)	(0.25)
Year ended 9-30-2016(4)	10.00	0.09	0.15	0.24	—	—	—
Class Y Shares
Year ended 9-30-2019	10.02	0.17	0.52	0.69	(0.49)	—	(0.49)
Year ended 9-30-2018	10.11	0.16	(0.18)	(0.02)	(0.07)	—	(0.07)
Year ended 9-30-2017	10.22	0.09	0.02	0.11	(0.13)	(0.09)	(0.22)
Year ended 9-30-2016(4)	10.00	0.06	0.16	0.22	—	—	—

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	For the period from January 4, 2016 (commencement of operations of the class) through September 30, 2016.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2016.

(7)	Ratio of expenses to average net assets excluding offering cost was 1.22%.

(8)	Ratio of expenses to average net assets excluding offering cost was 1.14%.

(9)	Ratio of expenses to average net assets excluding offering cost was 1.89%.

(10)	Ratio of expenses to average net assets excluding offering cost was 1.77%.

(11)	Ratio of expenses to average net assets excluding offering cost was 0.98%.

(12)	Ratio of expenses to average net assets excluding offering cost was 0.87%.

(13)	Ratio of expenses to average net assets excluding offering cost was 0.85%.

(14)	Ratio of expenses to average net assets excluding offering cost was 0.74%.

(15)	Ratio of expenses to average net assets excluding offering cost was 1.22%.

(16)	Ratio of expenses to average net assets excluding offering cost was 1.02%.

154	ANNUAL REPORT	2019

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)		Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2019	$10.22	7.23%	$23	1.22%		1.74%		1.40%		1.56%		121%
Year ended 9-30-2018	10.02	-0.22	21	1.22		1.56		1.39		1.39		152
Year ended 9-30-2017	10.11	1.20	20	1.24	(7)	0.88		1.43		0.69		190
Year ended 9-30-2016(4)	10.21	2.10	19	1.27	(5)(8)	0.88	(5)	1.55	(5)	0.60	(5)	90	(6)
Class C Shares
Year ended 9-30-2019	10.10	6.45	4	1.92		1.05		2.10		0.87		121
Year ended 9-30-2018	9.91	-0.85	4	1.92		0.86		2.09		0.69		152
Year ended 9-30-2017	10.05	0.46	4	1.91	(9)	0.21		2.10		0.02		190
Year ended 9-30-2016(4)	10.16	1.60	4	1.90	(5)(10)	0.15	(5)	2.18	(5)	-0.13	(5)	90	(6)
Class I Shares
Year ended 9-30-2019	10.26	7.45	120	1.00		1.98		1.23		1.75		121
Year ended 9-30-2018	10.06	0.03	123	1.00		1.79		1.21		1.58		152
Year ended 9-30-2017	10.13	1.43	111	1.00	(11)	1.13		1.22		0.91		190
Year ended 9-30-2016(4)	10.23	2.30	74	1.00	(5)(12)	1.02	(5)	1.30	(5)	0.72	(5)	90	(6)
Class N Shares
Year ended 9-30-2019	10.28	7.57	70	0.87		2.11		1.06		1.92		121
Year ended 9-30-2018	10.08	0.25	89	0.87		1.79		1.05		1.61		152
Year ended 9-30-2017	10.13	1.45	155	0.87	(13)	1.37		1.07		1.17		190
Year ended 9-30-2016(4)	10.24	2.40	2	0.87	(5)(14)	1.17	(5)	1.16	(5)	0.88	(5)	90	(6)
Class Y Shares
Year ended 9-30-2019	10.22	7.23	4	1.22		1.74		1.45		1.51		121
Year ended 9-30-2018	10.02	-0.22	4	1.22		1.55		1.44		1.33		152
Year ended 9-30-2017	10.11	1.17	4	1.24	(15)	0.88		1.46		0.66		190
Year ended 9-30-2016(4)	10.22	2.20	4	1.15	(5)(16)	0.89	(5)	1.55	(5)	0.49	(5)	90	(6)

See Accompanying Notes to Financial Statements.

2019	ANNUAL REPORT	155

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY PINEBRIDGE HIGH YIELD FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 9-30-2019	$9.81	$0.52	$0.06	$0.58	$(0.51)	$—	$(0.51)
Year ended 9-30-2018	10.15	0.48	(0.30)	0.18	(0.49)	(0.03)	(0.52)
Year ended 9-30-2017(4)	10.00	0.16	0.10	0.26	(0.11)	—	(0.11)
Class I Shares
Year ended 9-30-2019	9.81	0.54	0.07	0.61	(0.54)	—	(0.54)
Year ended 9-30-2018	10.15	0.51	(0.31)	0.20	(0.51)	(0.03)	(0.54)
Year ended 9-30-2017(4)	10.00	0.17	0.10	0.27	(0.12)	—	(0.12)
Class N Shares
Year ended 9-30-2019	9.80	0.54	0.08	0.62	(0.54)	—	(0.54)
Year ended 9-30-2018	10.15	0.51	(0.32)	0.19	(0.51)	(0.03)	(0.54)
Year ended 9-30-2017(4)	10.00	0.17	0.10	0.27	(0.12)	—	(0.12)
Class R Shares
Year ended 9-30-2019	9.81	0.47	0.07	0.54	(0.47)	—	(0.47)
Year ended 9-30-2018	10.15	0.43	(0.31)	0.12	(0.43)	(0.03)	(0.46)
Year ended 9-30-2017(4)	10.00	0.14	0.11	0.25	(0.10)	—	(0.10)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	For the period from May 18, 2017 (commencement of operations of the class) through September 30, 2017.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2017.

156	ANNUAL REPORT	2019

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)		Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2019	$9.88	6.27%	$10		1.00%		5.32%		1.15%		5.17%		69%
Year ended 9-30-2018	9.81	1.71	8		1.00		4.83		1.11		4.72		81
Year ended 9-30-2017(4)	10.15	2.64	6		1.00	(5)	4.22	(5)	—		—		60	(6)
Class I Shares
Year ended 9-30-2019	9.88	6.44	54		0.72		5.60		1.02		5.30		69
Year ended 9-30-2018	9.81	2.10	46		0.72		5.14		1.00		4.86		81
Year ended 9-30-2017(4)	10.15	2.72	22		0.72	(5)	4.55	(5)	0.87	(5)	4.40	(5)	60	(6)
Class N Shares
Year ended 9-30-2019	9.88	6.55	38		0.72		5.59		0.84		5.47		69
Year ended 9-30-2018	9.80	2.00	32		0.72		5.10		0.83		4.99		81
Year ended 9-30-2017(4)	10.15	2.72	35		0.72	(5)	4.44	(5)	0.73	(5)	4.43	(5)	60	(6)
Class R Shares
Year ended 9-30-2019	9.88	5.81	—	*	1.47		4.86		1.58		4.75		69
Year ended 9-30-2018	9.81	1.19	1		1.47		4.35		1.57		4.25		81
Year ended 9-30-2017(4)	10.15	2.50	1		1.46	(5)	3.74	(5)	—		—		60	(6)

See Accompanying Notes to Financial Statements.

2019	ANNUAL REPORT	157

NOTES TO FINANCIAL STATEMENTS	IVY FUNDS

SEPTEMBER 30, 2019

1.	ORGANIZATION

Ivy Funds, a Delaware statutory trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Ivy Apollo Multi-Asset Income Fund, Ivy Apollo Strategic Income Fund, Ivy California Municipal High Income Fund, Ivy Cash Management Fund, Ivy Corporate Bond Fund, Ivy Crossover Credit Fund, Ivy Government Securities Fund, Ivy International Small Cap Fund (formerly known as Ivy IG International Small Cap Fund), Ivy Pictet Emerging Markets Local Currency Debt Fund, Ivy Pictet Targeted Return Bond Fund and Ivy PineBridge High Yield Fund (each, a “Fund”) are eleven series of the Trust and are the only series of the Trust included in these financial statements. The investment objective(s), policies and risk factors of each Fund are described more fully in the Funds’ Prospectus and Statement of Additional Information (“SAI”). Each Fund’s investment manager is Ivy Investment Management Company (“IICO” or the “Manager”).

Each Fund offers Class A shares. Certain Funds offer Class B, Class C, Class E, Class I, Class N, Class R and Class Y shares. The Funds’ Class B shares are not available for purchase by new and existing investors. Class B will continue to be available for dividend reinvestment and exchanges from Class B shares of another fund within Ivy Funds. Class A and Class E shares are sold at their offering price, which is normally net asset value (“NAV”) plus a front-end sales charge. For Class A shares, a 1% contingent deferred sales charge (“CDSC”) is only imposed on shares purchased at NAV for $1 million or more that are subsequently redeemed within 12 months of purchase. Class B and Class C shares are sold without a front-end sales charge, but may be subject to a CDSC. Class I, Class N, Class R and Class Y shares are sold without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Net investment income, net assets and NAV per share may differ due to each class having its own expenses, such as transfer agent and shareholder servicing fees, directly attributable to that class. Class A, B, C, E, R and Y have a distribution and service plan. Class I and Class N shares are not included in the plan. With certain exceptions described in the Prospectus, Class B shares will automatically convert to Class A shares 96 months after the date of purchase. With certain exceptions described in the Prospectus, Class C shares will automatically convert to Class A shares 120 months after the date of purchase.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund.

Security Transactions and Related Investment Income. Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. All or a portion of the distributions received from a real estate investment trust or publicly traded partnership may be designated as a reduction of cost of the related investment or realized gain.

Foreign Currency Translation. Each Fund’s accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily, using foreign exchange rates obtained from an independent pricing service approved by the Board of Trustees of the Trust (the “Board”). Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translation arise from changes in currency exchange rates. Each Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments. Foreign exchange rates are typically valued as of the close of the New York Stock Exchange (“NYSE”), normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Income Taxes. It is the policy of each Fund to distribute all of its taxable income and capital gains to its shareholders and to otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, each Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, no provision has been made for Federal income taxes. The Funds file income tax returns in U.S. federal and applicable state jurisdictions. The Funds’ tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax returns. Management of the Trust periodically reviews all tax positions to assess whether it is more likely than not that the position would be sustained upon examination by the

158	ANNUAL REPORT	2019

relevant tax authority based on the technical merits of each position. As of the date of these financial statements, management believes that no liability for unrecognized tax positions is required.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded by each Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“U.S. GAAP”). If the total dividends and distributions made in any tax year exceed net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a return of capital for tax purposes.

Segregation and Collateralization. In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”), the Dodd Frank Wall Street Reform and Consumer Protection Act, or the interpretive rules and regulations of the U.S. Commodities Futures Trading Commission require that a Fund either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, financial futures contracts, foreign currency exchange contracts, options written, securities with extended settlement periods, and swaps), the Fund will segregate collateral or designate on its books and records, cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments. Certain countries require that cash reserves be held while investing in companies incorporated in that country. These cash reserves and cash collateral that has been pledged to cover obligations of the Funds under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as “Restricted cash”. Securities collateral pledged for the same purpose, if any, is noted on the Schedule of Investments.

Concentration of Market and Credit Risk. In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded on the Funds’ Statement of Assets and Liabilities, less any collateral held by the Funds.

Certain Funds may hold high-yield or non-investment-grade bonds, that may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Funds may acquire securities in default and are not obligated to dispose of securities whose issuers subsequently default.

Certain Funds may enter into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected on the Statement of Assets and Liabilities.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.

The London Interbank Offered Rate “LIBOR” is an indicative measure of the average interest rate at which major global banks could borrow from one another. LIBOR is quoted in multiple currencies and multiple time frames using data reported by private-sector banks. LIBOR is used extensively in the United States and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds and loans, floating rate mortgages, asset-backed securities, consumer loans, and interest rate swaps and other derivatives.

It is expected that a number of private-sector banks currently reporting information used to set LIBOR will stop doing so after 2021 when their current reporting commitment ends, which could either cause LIBOR to stop publication immediately or cause LIBOR’s regulator to determine that its quality has degraded to the degree that it is no longer representative of its underlying market.

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Management believes that, with respect to any significant investments by the Funds in instruments linked to LIBOR, the impact on investments and discontinuation of LIBOR may represent a significant risk.

However, management acknowledges that the anticipated transition away from LIBOR will occur after 2021 and certain of the current investments will mature prior to that time. Furthermore, the ways in which LIBOR’s discontinuation potentially could impact the Funds’ investments is not fully known. The extent of that impact may vary depending on various factors, which include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new successor reference rates and/or fallbacks for both legacy and new instruments.

In addition, the transition to a successor rate could potentially cause (i) increased volatility or illiquidity in markets for instruments that currently rely on LIBOR, (ii) a reduction in the value of certain instruments held by a Fund, or (iii) reduced effectiveness of related Fund transactions, such as hedging.

As the impacts of the transition become clearer during the next year, Management will be evaluating the impacts of these changes.

Collateralized Loan Obligations. Certain Funds may invest in collateralized loan obligations (“CLOs”). CLOs are a type of asset-backed security. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The cash flows of a CLO can be split into multiple segments, called “tranches”, which will vary in risk profile and yield. Each tranche is a piece of the CLO, and dictates who will be paid out first when the underlying loan payments are made. It also dictates the risk associated with the investment, since investors who are paid last have a higher risk of default from the underlying loans.

Inflation-Indexed Bonds. Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Interest Only Obligations. These securities entitle the owner to receive only the interest portion from a bond, Treasury note or pool of mortgages. These securities are generally created by a third party separating a bond or pool of mortgages into distinct interest-only and principal-only securities. As the principal (par) amount of a bond or pool of mortgages is paid down, the amount of interest income earned by the owner will decline as well.

Loans. Certain Funds may invest in loans, the interest rates of which float or adjust periodically based upon a specified adjustment schedule, benchmark indicator, or prevailing interest rates, the debtor of which may be a domestic or foreign corporation, partnership or other entity (“Borrower”). Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally include prime rates of one or more major U.S. banks, the LIBOR or certificates of deposit rates. Loans often require prepayments from excess cash flow or permit the Borrower to repay at its election. The degree to which Borrowers repay cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturities. Loans are exempt from registration under the Securities Act of 1933, as amended, may contain certain restrictions on resale, and cannot be sold publicly. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

When a Fund purchases assignments, it acquires all the rights and obligations under the loan agreement of the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than those held by the assigning lender. When a Fund purchases a participation of a loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation. A participation interest in loans includes the right to receive payments of principal, interest and any fees to which it is entitled from the lender and only upon receipt by the lender of payments from the Borrower, but not from the Borrower directly. When investing in a participation interest, if a Borrower is unable to meet its obligations under a loan agreement, a Fund generally has no direct right to enforce compliance with the terms of the loan agreement. As a result, the Fund assumes the credit risk of the Borrower, the selling participant, and any other persons that are interpositioned between the Fund and the Borrower. If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and interest.

Payment In-Kind Securities. Certain Funds may invest in payment in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in cash or in additional debt securities. Those additional

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debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statement of Assets and Liabilities.

Securities on a When-Issued or Delayed Delivery Basis. Certain Funds may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by a Fund on a when-issued basis normally take place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of a Fund’s NAV to the extent the Fund executes such transactions while remaining substantially fully invested. When a Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield IICO, or the Fund’s investment subadviser, as applicable, consider advantageous. The Fund maintains internally designated assets with a value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued or delayed delivery basis prior to settlement of the original purchase.

Custodian Fees. “Custodian fees” on the Statement of Operations may include interest expense incurred by a Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. A Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by that Fund. The “Earnings credit” line item, if shown, represents earnings on cash balances maintained by that Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Indemnification. The Trust’s organizational documents provide current and former Trustees and Officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Trust. In the normal course of business, the Trust may also enter into contracts that provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown and is dependent on future claims that may be made against the Trust. The risk of material loss from such claims is considered remote.

Liquidity fee and/or redemption gates. The Ivy Cash Management Fund operates as a “retail money market fund,” as such term is defined or interpreted under Rule 2a-7 under the 1940 Act. The Ivy Cash Management Fund may impose liquidity fees on redemptions and/or temporarily suspend (gate) redemptions if the Fund’s liquidity falls below required minimums because of market conditions or other factors.

Basis of Preparation. Each Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The accompanying financial statements were prepared in accordance with U.S. GAAP, including but not limited to ASC 946. U.S. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

New Rule Issuance. In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2017-08 (“ASU 2017-08”), “Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 changed the amortization period for certain callable debt securities held at a premium. Specifically, it required the premium to be amortized to the earliest call date. The adoption of ASU 2017-08 had no impact on beginning net assets, the current period results from operations, or any prior period information presented in the financial statements.

In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820). The amendments in the ASU impact disclosure requirements for fair value measurement. It is anticipated that this change will enhance the effectiveness of disclosures in the notes to the financial statements. This ASU is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. For the year ended September 30, 2019, the Funds have chosen to adopt the standard. The adoption of this ASU is reflected in the disclosures of the financial statements.

In August 2018, U.S. Securities and Exchange Commission (“SEC”) adopted amendments to certain financial statement disclosure requirements to conform them to U.S. GAAP for investment companies. These amendments made certain removals from, changes to and additions to existing disclosure requirements under Regulation S-X. These amendments became effective for filings made with the SEC after November 5, 2018. The Funds’ adoption of these amendments, effective with the financial statements prepared as of September 30, 2019, required modified disclosures reflected herein, but had no effect on the Funds’ net assets or results of operations.

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Subsequent Events. Management has performed a review for subsequent events through the date this report was issued.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Each Fund’s investments are reported at fair value. Fair value is defined as the price that each Fund would receive upon selling an asset or would pay upon satisfying a liability in an orderly transaction between market participants at the measurement date. Each Fund calculates the NAV of its shares as of the close of the NYSE, normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading.

For purposes of calculating the NAV, the portfolio securities and financial instruments are valued on each business day using pricing and valuation methods as adopted by the Board. Where market quotes are readily available, fair value is generally determined on the basis of the last reported sales price, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Prices for fixed-income securities are typically based on quotes that are obtained from an independent pricing service approved by the Board. To determine values of fixed-income securities, the independent pricing service utilizes such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities that cannot be valued by the independent pricing service may be valued using quotes obtained from dealers that make markets in the securities.

Investments in Ivy Cash Management Fund are valued on the basis of amortized cost (which approximates value), whereby a portfolio security is valued at its cost initially, and thereafter valued to reflect a constant amortization to maturity of any discount or premium. Short-term securities with maturities of 60 days or less held in all Funds (with the exception of Ivy Cash Management Fund) are valued based on quotes that are obtained from an independent pricing service approved by the Board as described in the preceding paragraph above.

Because many foreign markets close before the NYSE, events may occur between the close of the foreign market and the close of the NYSE that could have a material impact on the valuation of foreign securities. Waddell & Reed Services Company (“WRSCO”), pursuant to procedures adopted by the Board, evaluates the impact of these events and may adjust the valuation of foreign securities to reflect the fair value as of the close of the NYSE. In addition, all securities for which values are not readily available or are deemed unreliable are appraised at fair value as determined in good faith under the supervision of the Board.

Where market quotes are not readily available, portfolio securities or financial instruments are valued at fair value, as determined in good faith by the Board or Valuation Committee pursuant to procedures approved by the Board.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE close, that materially affect the values of a Fund’s securities or financial instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available.

The Board has delegated to WRSCO the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or financial instruments and for determining whether the value of the applicable securities or financial instruments should be re-evaluated in light of such significant events. IICO, pursuant to authority delegated by the Board, has established a Valuation Committee to administer and oversee the valuation process, including the use of third party pricing vendors.

The Board has adopted methods for valuing securities and financial instruments in circumstances where market quotes are not readily available. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to procedures established by the Board, with reference to other securities or indices. In the event that the security or financial instrument cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or financial instrument will be determined in good faith by the Valuation Committee in accordance with the procedures adopted by the Board.

When a Fund uses these fair valuation methods applied by WRSCO that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Board or persons acting at its direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. The prices used by a Fund may differ from the value that will ultimately be realized at the time the securities are sold.

WRSCO is responsible for monitoring the implementation of the pricing and valuation policies through a series of activities to provide reasonable comfort of the accuracy of prices including: 1) periodic vendor due diligence meetings to review methodologies, new developments, and process at vendors, 2) daily and monthly multi-source pricing comparisons reviewed and submitted to the Valuation Committee, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by management and the Valuation Committee.

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Accounting standards establish a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the factors that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

An individual investment’s fair value measurement is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized as follows:

•	Level 1 – Observable inputs such as quoted prices, available in active markets, for identical assets or liabilities.

•

Level 2 – Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3 – Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at its direction that are used in determining the fair value of investments.

A description of the valuation techniques applied to the Funds’ major classes of assets and liabilities measured at fair value on a recurring basis follows:

Asset-Backed Securities and Mortgage-Backed Securities. The fair value of asset-backed securities and mortgage-backed securities are estimated using recently executed transactions and based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy, and otherwise they would be categorized as Level 3.

Corporate Bonds. The fair value of corporate bonds, as obtained from an independent pricing service, is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3 of the fair value hierarchy.

Derivative Instruments. Forward foreign currency contracts are valued based upon the closing prices of the forward currency rates determined at the close of the NYSE, which are provided by an independent pricing service. Swaps derive their value from underlying asset prices, indices, reference rates and other inputs or a combination of these factors. Swaps are valued by an independent pricing service unless the price is unavailable, in which case they are valued at the price provided by a dealer in that security. Exchange-traded futures contracts are generally valued at the settlement price. Listed options are ordinarily valued at the mean of the last bid and ask price provided by an independent pricing service unless the price is unavailable, in which case they are valued at a quotation obtained from a broker-dealer. Over-the-counter (“OTC”) options are ordinarily valued at the mean of the last bid and ask price for a comparable listed option provided by an independent pricing service unless such a price is unavailable, in which case they are valued at a quotation obtained from a broker-dealer.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. OTC derivative contracts include forward foreign currency contracts, swap agreements, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case with interest rate swap and option contracts. OTC derivative products valued using pricing models with significant observable inputs are categorized within Level 2 of the fair value hierarchy.

Equity Securities. Equity securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. OTC equity securities and listed securities for which no price is readily available are valued at the average of the last bid and ask prices.

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Mutual funds, including investment funds, typically are valued at the NAV reported as of the valuation date.

Securities that are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded and to the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, for which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intra-day trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds, and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock, repurchase agreements, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.

Loans. Loans are valued using a price or composite price from one or more brokers or dealers as obtained from an independent pricing service. The fair value of loans is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from independent sources. Loans are generally categorized in Level 2 of the fair value hierarchy, unless key inputs are unobservable in which case they would be categorized as Level 3.

Municipal Bonds. Municipal bonds are fair valued based on pricing models used by and obtained from an independent pricing service that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-wants lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Other Government Securities. Other government securities include emerging market sovereign, quasi-sovereign, corporate and supranational agency and organization debt securities. The fair value of other government securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most other government securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3 of the fair value hierarchy.

Overdraft due to custodian. Due to the short-term nature of overdraft due to custodian, the carrying value approximates fair value and the liability is categorized as Level 2 in the fair value hierarchy.

Restricted Securities. Restricted securities that are deemed to be Rule 144A securities and illiquid, as well as restricted securities held in non-public entities, are included in Level 3 of the fair value hierarchy to the extent that significant inputs to valuation are unobservable, because they trade infrequently, if at all and, therefore, the inputs are unobservable. Restricted securities that are valued at a discount to similar publicly traded securities may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety; otherwise they may be categorized as Level 3.

U.S. Government and Agency Securities. U.S. government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, U.S. government and agency securities are normally categorized in Level 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

Transfers from Level 2 to Level 3 occurred primarily due to the lack of observable market data due to decreased market activity or information for these securities. Transfers from Level 3 to Level 2 occurred primarily due to the increased availability of observable market data due to increased market activity or information.

For fair valuations using unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for each respective Fund.

Net realized gain (loss) and net unrealized appreciation (depreciation), shown on the reconciliation of Level 3 investments, if applicable, are included on the Statement of Operations in net realized gain (loss) on investments in unaffiliated and/or

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affiliated securities and in net change in unrealized appreciation (depreciation) on investments in unaffiliated and/or affiliated securities, respectively. Additionally, the net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of September 30, 2019, if applicable, is included on the Statement of Operations in net change in unrealized appreciation (depreciation) on investments in unaffiliated and/or affiliated securities.

4.	DERIVATIVE INSTRUMENTS ($ amounts in thousands unless indicated otherwise)

The following disclosures contain information on why and how the Funds use derivative instruments, the associated risks of investing in derivative instruments, and how derivative instruments affect the Funds’ financial positions and results of operations.

Forward Foreign Currency Contracts. Certain Funds are authorized to enter into forward foreign currency contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Forward contracts are reported on a schedule following the Schedule of Investments. Forward contracts are valued daily based upon the closing prices of the forward currency rates provided by an independent pricing service determined at the close of the NYSE. The resulting unrealized appreciation and depreciation is reported on the Statement of Assets and Liabilities as a receivable or payable and on the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) on the Statement of Operations.

Risks to a Fund related to the use of such contracts include both market and credit risk. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, a Fund’s maximum loss will consist of the aggregate unrealized gain on appreciated contracts that is not collateralized.

Ivy Apollo Multi-Asset Income Fund, Ivy Apollo Strategic Income Fund, Ivy Pictet Emerging Markets Local Currency Debt Fund and Ivy Pictet Targeted Return Bond Fund enter into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from foreign currencies (foreign currency exchange rate risk).

Futures Contracts. Certain Funds are authorized to engage in buying and selling futures contracts. Upon entering into a futures contract, a Fund is required to deposit, in a segregated account, an amount equal to a varying specified percentage of the contract amount. This amount is known as the initial margin. Subsequent amounts, known as variation margin, are paid or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying debt security or index. Options on futures contracts may also be purchased or sold by a Fund.

Futures contracts are reported on a schedule following the Schedule of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are identified on the Schedule of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted on the Statement of Assets and Liabilities. The net change in unrealized appreciation (depreciation) is reported on the Statement of Operations. Realized gains (losses) are reported on the Statement of Operations at the closing or expiration of futures contracts.

Risks of entering into futures contracts include the possibility of loss of securities or cash held as collateral, that there may be an illiquid market where the Fund is unable to close the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Ivy Pictet Emerging Markets Local Currency Debt Fund and Ivy Pictet Targeted Return Bond Fund invest in long and/or short positions in futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk) or foreign currencies (foreign currency exchange rate risk).

Option Contracts. Options purchased by a Fund are accounted for in the same manner as portfolio securities. The cost of the underlying instruments acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from instruments sold through the exercise of put options are decreased by the premium paid to purchase the put.

When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current value of the option written. When an option expires on its stipulated expiration date or a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was sold), and the liability related to such option is extinguished. When a written call option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining whether a Fund has realized a gain or loss. When a written put is exercised, the cost basis of the instruments purchased by a Fund is reduced by the amount of the premium received.

Investments in options, whether purchased or written, involve certain risks. Writing put options and purchasing call options may increase a Fund’s exposure to the underlying instrument. With written options, there may be times when a

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Fund will be required to purchase or sell instruments to meet its obligation under the option contract where the required action is not beneficial to the Fund, due to unfavorable movement of the market price of the underlying instrument.

Option contracts can be traded on a regulated exchange or traded OTC. Unlike the trades on a regulated exchange where the clearinghouse guarantees the performances of both the buyer and the seller, to the extent a Fund enters into OTC option transactions with counterparties, the Fund will be exposed to the risk that counterparties to these OTC transactions will be unable to meet their obligations under the terms of the transaction.

Ivy Pictet Emerging Markets Local Currency Debt Fund and Ivy Pictet Targeted Return Bond Fund purchase and write call and put options to increase or decrease hedging exposure to underlying instruments (which include credit risk, equity risk, foreign currency exchange rate risk, event risk and/or interest rate risk), increase exposure to various equity markets or certain sectors, gain exposure to or facilitate trading in certain securities and/or, in the case of options written, to generate returns from options premiums.

Swap Agreements. Certain Funds are authorized to invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”). If the OTC swap entered is one of the swaps identified by a relevant regulator as a swap that is required to be cleared, then it will be cleared through a third party, known as a central counterparty or derivatives clearing organization (“centrally cleared swaps”).

Swap agreements are bilaterally negotiated agreements between a Fund and counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”). If the OTC swap entered is one of the swaps identified by a relevant regulator as a swap that is required to be cleared, then it will be cleared through a third party, known as a central counterparty or derivatives clearing organization (“centrally cleared swaps”).

Swaps are marked to market daily and changes in value are recorded as unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin receivable or variation margin payable on the Statement of Assets and Liabilities. Payments received or made by the Fund are recorded as realized gain or loss on the Statement of Operations. Any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, if any, on the Statement of Assets and Liabilities and amortized over the term of the swap. An early termination payment received or made at an early termination or a final payment made at the maturity of the swap is recorded as realized gain or loss on the Statement of Operations.

After a centrally cleared swap is accepted for clearing, a Fund may be required to deposit initial margin with the clearing member in the form of cash or securities. Securities deposited as initial margin, if any, are designated on the Schedule of Investments. Cash deposited as initial margin is identified on the Schedule of Investments and is recorded as restricted cash on the Statement of Assets and Liabilities.

Credit default swap agreements (“CDS”) on corporate issuers or credit indices involve one party making a stream of periodic payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of the corporate issuer or all or part of the referenced entities comprising the credit index. A Fund may enter a physically settled or cash settled CDS. As a buyer, if an underlying credit event occurs depending on if the CDS is to be physically settled or cash settled, a Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the corporate issuer security or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the corporate issuer security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, a Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the corporate issuer security or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the corporate issuer security or underlying securities comprising the index.

Ivy Apollo Multi-Asset Income Fund, Ivy Apollo Strategic Income Fund, Ivy Pictet Emerging Markets Local Currency Debt Fund and Ivy Pictet Targeted Return Bond Fund enter into credit default swaps to protect bonds owned by a Fund against default.

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time.

Ivy Pictet Emerging Markets Local Currency Debt Fund and Ivy Pictet Targeted Return Bond Fund enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds, which may decrease when interest rates rise (interest rate risk).

166	ANNUAL REPORT	2019

The creditworthiness of the counterparty with which a Fund enters into a swap agreement is monitored by IICO. If a counterparty creditworthiness declines, the value of the agreement would likely decline, potentially resulting in losses. If a default occurs by the counterparty to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction. The maximum loss a Fund may incur consists of the aggregate unrealized gain on appreciated contracts that is not collateralized due to facts specific to certain situations (i.e., collateral may not have been posted by the counterparty due to the required collateral amount being less than the pre-agreed thresholds. Additionally, regulatory developments called stay resolutions and the ensuing required contractual amendments to the transactional documentation, including derivatives, permit the relevant regulators to preclude parties to a transaction from terminating trades, among other rights it may have in the trade agreements should a counterparty that it regulates experience financial distress. A relevant regulator also has the authority to reduce the value of certain liabilities owed by the counterparty to a Fund and/or convert cash liabilities of a regulated entity into equity holdings. The power given to the relevant regulators includes the ability to amend transactional agreements unilaterally, modify the maturity of eligible liabilities, reduce the amount of interest payable or change the date on which interest becomes payable, among other powers.

To prevent incurring losses due to the counterparty credit risk, IICO actively monitors the creditworthiness of the counterparties with which it has entered financial transactions. IICO consistently and frequently risk manages the credit risk of the counterparties it faces in transactions.

Collateral and rights of offset. A Fund mitigates credit risk with respect to OTC derivative counterparties through credit support annexes (“CSA”) included with an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement which is the standard contract governing all OTC derivative transactions between the Fund and each of its counterparties. Although it is not possible to eliminate credit risk entirely, the CSA allows the Fund and its counterparty to reduce their exposure to the risk of payment default by the other party by holding an amount in collateral equivalent to the realized and unrealized amount of exposure to the counterparty, which is generally held by the Fund’s custodian. An amount of collateral is moved to/from applicable counterparties only if the amount of collateral required to be posted surpasses both the threshold and the minimum transfer amount pre-agreed in the CSA between the Fund and the counterparty. See Note 2 “Segregation and Collateralization” for additional information with respect to collateral practices.

Offsetting of Assets and Liabilities. The following tables present financial instruments that are either (1) offset or (2) subject to an enforceable master netting arrangement or similar agreement as of September 30, 2019:

Assets

				Gross Amounts Not Offset on the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Assets	Gross Amounts Offset on the Statement of Assets and Liabilities	Net Amounts of Assets Presented on the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount Receivable
Ivy Apollo Multi-Asset Income Fund
Swap agreements, at value	$74	$—	$74	$— +	$—	$—	$74
Unrealized appreciation on forward foreign currency contracts(1)	872	—	872	—	—	(783)	89
Total	$946	$—	$946	$—	$—	$(783)	$163
Ivy Apollo Strategic Income Fund
Swap agreements, at value	$76	$—	$76	$— +	$—	$—	$76
Unrealized appreciation on forward foreign currency contracts(1)	893	—	893	—	—	(801)	92
Total	$969	$—	$969	$—	$—	$(801)	$168
Ivy Pictet Emerging Markets Local Currency Debt Fund
Swap agreements, at value	$385	$—	$385	$(262)	$—	$—	$123
Unrealized appreciation on forward foreign currency contracts	6,080	—	6,080	(5,373)	(105)	(410)	192
Total	$6,465	$—	$6,465	$(5,635)	$(105)	$(410)	$315

2019	ANNUAL REPORT	167

				Gross Amounts Not Offset on the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Assets	Gross Amounts Offset on the Statement of Assets and Liabilities	Net Amounts of Assets Presented on the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount Receivable
Ivy Pictet Targeted Return Bond Fund
Investments in unaffiliated securities at value*	$738	$—	$738	$(431)	$—	$(25)	$282
Swap agreements, at value	2	—	2	(2)	—	—	—
Unrealized appreciation on forward foreign currency contracts	1,524	—	1,524	(557)	—	(525)	442
Total	$2,264	$—	$2,264	$(990)	$—	$(550)	$724

+	Not shown due to rounding.

*	Purchased options are reported as investments in unaffiliated securities on the Statement of Assets and Liabilities.

(1)

Amounts include forward contracts that have an offset to an open and close contract, but have not settled. These amounts are included on the Statement of Assets and Liabilities line item for Investment securities sold receivable.

Liabilities

						Gross Amounts Not Offset on the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Liabilities		Gross Amounts Offset on the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented on the Statement of Assets and Liabilities		Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount Payable
Ivy Apollo Multi-Asset Income Fund
Swap agreements, at value	$—	*	$—	$—	*	$— *	$—	$—	$—	*
Ivy Apollo Strategic Income Fund
Swap agreements, at value	$—	*	$—	$—	*	$— *	$—	$—	$—	*
Ivy Pictet Emerging Markets Local Currency Debt Fund
Swap agreements, at value	$427		$—	$427		$(262)	$—	$—	$165
Unrealized depreciation on forward foreign currency contracts	6,701		—	6,701		(5,373)	—	(1,150)	178
Total	$7,128		$—	$7,128		$(5,635)	$—	$(1,150)	$343
Ivy Pictet Targeted Return Bond Fund
Swap agreements, at value	$540		$—	$540		$(2)	$(179)	$(63)	$296
Unrealized depreciation on forward foreign currency contracts	749		—	749		(557)	(39)	—	153
Written options at value	431		—	431		(431)	—	—	—
Total	$1,720		$—	$1,720		$(990)	$(218)	$(63)	$449

*	Not shown due to rounding.

168	ANNUAL REPORT	2019

Additional Disclosure Related to Derivative Instruments

Fair values of derivative instruments as of September 30, 2019:

		Assets		Liabilities
Fund	Type of Risk Exposure	Statement of Assets & Liabilities Location	Value	Statement of Assets & Liabilities Location	Value
Ivy Apollo Multi-Asset Income Fund	Credit	Swap agreements, at value	$74	Swap agreements, at value	$—	*
	Foreign currency	Unrealized appreciation on forward foreign currency contracts	860		—
Ivy Apollo Strategic Income Fund	Credit	Swap agreements, at value	76	Swap agreements, at value	—	*
	Foreign currency	Unrealized appreciation on forward foreign currency contracts	882		—
Ivy Pictet Emerging Markets Local Currency Debt Fund	Credit	Swap agreements, at value	126	Swap agreements, at value	60
	Foreign currency	Unrealized appreciation on forward foreign currency contracts	6,080	Unrealized depreciation on forward foreign currency contracts	6,701
	Interest rate	Unrealized appreciation on centrally cleared swap agreements***	72	Unrealized depreciation on centrally cleared swap agreements***	67
		Swap agreements, at value	259	Swap agreements, at value	367
		Unrealized appreciation on futures contracts***	32		—
Ivy Pictet Targeted Return Bond Fund	Credit	Unrealized appreciation on centrally cleared swap agreements***	47	Unrealized depreciation on centrally cleared swap agreements***	324
				Swap agreements, at value	540
	Foreign currency	Investments in unaffiliated securities at value**	740	Unrealized depreciation on forward foreign currency contracts	749
		Unrealized appreciation on forward foreign currency contracts	1,524	Written options at value	431
	Interest rate	Investments in unaffiliated securities at value**	198	Written options at value	232
		Unrealized appreciation on centrally cleared swap agreements***	829	Unrealized depreciation on centrally cleared swap agreements***	1,355
		Unrealized appreciation on futures contracts***	684	Unrealized depreciation on futures contracts***	150
		Swap agreements, at value	2		—

*	Not shown due to rounding.

**	Purchased options are reported as investments in unaffiliated securities and are reflected on the accompanying Schedule of Investments.

***

The value presented includes cumulative gain (loss) on open futures contracts and centrally cleared swap agreements; however, the value reflected on the accompanying Statement of Assets and Liabilities is only the unsettled variation margin receivable (payable) as of year ended September 30, 2019.

2019	ANNUAL REPORT	169

Amount of realized gain (loss) on derivatives recognized on the Statement of Operations for the year ended September 30, 2019:

		Net realized gain (loss) on:
Fund	Type of Risk Exposure	Investments in unaffiliated securities*	Swap agreements	Futures contracts	Written options	Forward foreign currency contracts	Total
Ivy Apollo Multi-Asset Income Fund	Credit	$—	$(34)	$—	$—	$—	$(34)
	Foreign currency	—	—	—	—	670	670
Ivy Apollo Strategic Income Fund	Credit	—	(34)	—	—	—	(34)
	Foreign currency	—	—	—	—	615	615
Ivy Pictet Emerging Markets Local Currency Debt Fund	Credit	—	(1,060)	—	—	—	(1,060)
	Foreign currency	—	—	—	—	(2,698)	(2,698)
	Interest rate	(32)	(345)	(357)	5	—	(729)
Ivy Pictet Targeted Return Bond Fund	Credit	(222)	(553)	—	117	—	(658)
	Foreign currency	(1,990)	—	—	2,496	9,984	10,490
	Interest rate	366	(3,354)	(7,360)	(117)	—	(10,465)

*	Purchased options are reported as investments in unaffiliated securities and are reflected on the accompanying Schedule of Investments.

Change in unrealized appreciation (depreciation) on derivatives recognized on the Statement of Operations for the year ended September 30, 2019:

		Net change in unrealized appreciation (depreciation) on:
Fund	Type of Risk Exposure	Investments in unaffiliated securities*	Swap agreements	Futures contracts	Written options	Forward foreign currency contracts	Total
Ivy Apollo Multi-Asset Income Fund	Credit	$—	$(10)	$—	$—	$—	$(10)
	Foreign currency	—	—	—	—	619	619
Ivy Apollo Strategic Income Fund	Credit	—	(11)	—	—	—	(11)
	Foreign currency	—	—	—	—	650	650
Ivy Pictet Emerging Markets Local Currency Debt Fund	Credit	—	21	—	—	—	21
	Foreign currency	—	—	—	—	975	975
	Interest rate	—	(291)	27	—	—	(264)
Ivy Pictet Targeted Return Bond Fund	Credit	32	(531)	—	(10)	—	(509)
	Foreign currency	(904)	—	—	(242)	539	(607)
	Interest rate	190	(854)	(384)	(106)	—	(1,154)

*	Purchased options are reported as investments in unaffiliated securities and are reflected on the accompanying Schedule of Investments.

During the year September 30, 2019, the average derivative volume was as follows:

Fund	Forward foreign currency contracts(1)	Long futures contracts(2)	Short futures contracts(2)	Swap agreements(3)	Purchased options(2)		Written options(2)
Ivy Apollo Multi-Asset Income Fund	$605	$—	$—	$267	$—		$—
Ivy Apollo Strategic Income Fund	611	—	—	272	—		—
Ivy Pictet Emerging Markets Local Currency Debt Fund	916	2,765	5,011	114,764	—	*	—
Ivy Pictet Targeted Return Bond Fund	997	43,955	134,631	248,733	1,278		890

*	Not shown due to rounding.

(1)	Average absolute value of unrealized appreciation/depreciation during the period.

(2)	Average value outstanding during the period.

(3)	Average notional amount outstanding during the period.

170	ANNUAL REPORT	2019

5.	INVESTMENT MANAGEMENT AND PAYMENTS TO AFFILIATED PERSONS ($ amounts in thousands unless indicated otherwise)

Management Fees. IICO, a wholly owned subsidiary of Waddell & Reed Financial, Inc. (“WDR”), serves as each Fund’s investment manager. The management fee is accrued daily by each Fund at the following annual rates as a percentage of average daily net assets:

Fund (M - Millions)	$0 to $500M	$500 to $1,000M	$1,000 to $1,500M	$1,500 to $2,000M	$2,000 to $2,500M	$2,500 to $3,000M	$3,000 to $5,000M	$5,000 to $10,000M	$10,000 to $15,000M	$15,000 to $20,000M	Over $20,000M
Ivy Apollo Multi-Asset Income Fund	0.700%	0.700%	0.650%	0.650%	0.610%	0.610%	0.580%	0.580%	0.580%	0.580%	0.580%
Ivy Apollo Strategic Income Fund	0.680	0.680	0.620	0.620	0.580	0.580	0.570	0.570	0.570	0.570	0.570
Ivy California Municipal High Income Fund	0.525	0.500	0.450	0.400	0.400	0.400	0.400	0.395	0.390	0.385	0.385
Ivy Cash Management Fund	0.350	0.350	0.300	0.300	0.300	0.300	0.300	0.300	0.300	0.300	0.300
Ivy Corporate Bond Fund	0.475	0.475	0.450	0.400	0.400	0.400	0.400	0.400	0.400	0.400	0.400
Ivy Crossover Credit Fund	0.500	0.450	0.425	0.425	0.425	0.400	0.400	0.375	0.375	0.375	0.375
Ivy Government Securities Fund	0.500	0.450	0.400	0.350	0.350	0.350	0.350	0.350	0.350	0.350	0.350
Ivy International Small Cap Fund	1.000	1.000	0.950	0.950	0.900	0.900	0.900	0.850	0.850	0.850	0.850
Ivy Pictet Emerging Markets Local Currency Debt Fund	0.750	0.750	0.725	0.725	0.700	0.700	0.700	0.675	0.650	0.650	0.650
Ivy Pictet Targeted Return Bond Fund	0.900	0.900	0.850	0.850	0.800	0.800	0.800	0.750	0.750	0.750	0.750
Ivy PineBridge High Yield Fund	0.625	0.600	0.550	0.500	0.500	0.500	0.500	0.500	0.490	0.490	0.480

For Funds managed solely by IICO, IICO has voluntarily agreed to waive a Fund’s management fee on any day that the Fund’s net assets are less than $25 million, subject to IICO’s right to change or modify this waiver. See Expense Reimbursements and/or Waivers below for amounts waived during the year ended September 30, 2019.

IICO has entered into Subadvisory Agreements with the following entities on behalf of the Funds:

Under an agreement between IICO and Apollo Credit Management, LLC (“Apollo”), Apollo serves as subadviser for the total return strategy of each of the Ivy Apollo Multi-Asset Income Fund and Ivy Apollo Strategic Income Fund. Under an agreement between IICO and LaSalle Investment Management Securities, LLC (“LaSalle”), LaSalle serves as subadviser for the global real estate strategy of the Ivy Apollo Multi-Asset Income Fund. Under an agreement between IICO and Pictet Asset Management Limited (“Pictet UK”) and Pictet Asset Management (Singapore) PTE Ltd. (“Pictet Singapore,” and collectively with Pictet UK, “Pictet”), Pictet serves as subadvisor to Ivy Pictet Emerging Markets Local Currency Debt Fund. Under an agreement between IICO and Mackenzie Investments Europe Limited (“Mackenzie Europe”), Mackenzie Europe serves as subadviser for the Ivy International Small Cap Fund. Under an agreement between IICO and Pictet Asset Management SA (“Pictet AM CH”), Pictet AM CH serves as subadvisor to Ivy Pictet Targeted Return Bond Fund. Under an agreement between IICO and PineBridge Investments LLC (“PineBridge”), PineBridge serves as subadvisor to Ivy PineBridge High Yield Fund. Each subadviser makes investment decisions in accordance with the Fund’s investment objectives, policies and restrictions under the supervision of IICO and the oversight of the Board. IICO pays all applicable costs of the subadvisers.

Independent Trustees and Chief Compliance Officer Fees. Fees paid to the Independent Trustees can be paid in cash or deferred to a later date, at the election of the Trustees according to the Deferred Fee Agreement entered into between the Trust and the Trustee(s). Each Fund records its portion of the deferred fees as a liability on the Statement of Assets and Liabilities. All fees paid in cash plus any appreciation (depreciation) in the underlying deferred plan are shown on the Statement of Operations. Additionally, fees paid to the Chief Compliance Officer of the Funds are shown on the Statement of Operations.

2019	ANNUAL REPORT	171

Accounting Services Fees. The Trust has an Accounting and Administrative Services Agreement with WRSCO, doing business as WI Services Company (“WISC”), an indirect subsidiary of WDR. Under the agreement, WISC acts as the agent in providing bookkeeping and accounting services and assistance to the Trust, including maintenance of Fund records, pricing of Fund shares and preparation of certain shareholder reports. For these services, each Fund pays WISC a monthly fee of one-twelfth of the annual fee based on the average net asset levels shown in the following table:

(M - Millions)	$0 to $10M	$10 to $25M	$25 to $50M	$50 to $100M	$100 to $200M	$200 to $350M	$350 to $550M	$550 to $750M	$750 to $1,000M	Over $1,000M
Annual Fee Rate	$0.00	$11.50	$23.10	$35.50	$48.40	$63.20	$82.50	$96.30	$121.60	$148.50

In addition, for each class of shares in excess of one, each Fund pays WISC a monthly per-class fee equal to 2.5% of the monthly accounting services base fee.

Each Fund also pays WISC a monthly administrative fee at the annual rate of 0.01%, or one basis point, for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion. This fee is voluntarily waived by WISC until a Fund’s net assets are at least $10 million and is included in “Accounting services fee” on the Statement of Operations.

Shareholder Servicing. General. Under the Shareholder Servicing Agreement between the Trust and WISC, with respect to Class A, Class B, Class C and Class E shares, for each shareholder account that was in existence at any time during the prior month, each Fund pays a monthly fee that ranges from $1.5042 to $1.6958 per account; however, WISC has agreed to reduce that fee if the number of total shareholder accounts within the Complex (InvestEd Portfolios and Ivy Funds) reaches certain levels. For Class R shares, each Fund pays a monthly fee equal to one-twelfth of 0.25 of 1% of the average daily net assets of the class for the preceding month. For Class I and Class Y shares, each Fund pays a monthly fee equal to one-twelfth of 0.15 of 1% of the average daily net assets of the class for the preceding month. For Class N shares, each Fund pays WISC a monthly fee equal to one-twelfth of 0.01 of 1% of the average daily net assets of the class for the preceding month. Each Fund also reimburses WISC for certain out-of-pocket costs for all classes.

Networked accounts. For certain networked accounts (that is, those accounts whose Fund shares are purchased through certain financial intermediaries), WISC has agreed to reduce its per account fees charged to the Funds to $0.50 per month per shareholder account. Additional fees may be paid by the Funds to those intermediaries. The Fund will reimburse WISC for such costs if the annual rate of the third-party per account charges for a Fund are less than or equal to $12.00 per account or an annual fee of 0.14 of 1% that is based on average daily net assets.

Broker accounts. Certain broker-dealers that maintain shareholder accounts with each Fund through an omnibus account provide transfer agent and other shareholder-related services that would otherwise be provided by WISC if the individual accounts that comprise the omnibus account were opened by their beneficial owners directly. Each Fund may pay such broker-dealers a per account fee for each open account within the omnibus account (up to $18.00 per account), or a fixed rate fee (up to an annual fee of 0.20 of 1% that is based on average daily net assets), based on the average daily NAV of the omnibus account (or a combination thereof).

Distribution and Service Plan. Class A and Class E Shares. Under a Distribution and Service Plan adopted by the Trust pursuant to Rule 12b–1 under the 1940 Act (the “Distribution and Service Plan”), each Fund may pay a distribution and/or service fee to Ivy Distributors, Inc. (“IDI”) for Class A and Class E shares in an amount not to exceed 0.25% of the Fund’s average annual net assets. The fee is to be paid to compensate IDI for amounts it expends in connection with the distribution of the Class A and Class E shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts of that class.

Class B and Class C Shares. Under the Distribution and Service Plan, each Fund may pay IDI a service fee not to exceed 0.25% and a distribution fee not to exceed 0.75% of the Fund’s average annual net assets for Class B and Class C shares to compensate IDI for its services in connection with the distribution of shares of that class and/or provision of personal services to Class B or Class C shareholders and/or maintenance of shareholder accounts of that class.

Class R Shares. Under the Distribution and Service Plan, each Fund may pay IDI a fee of up to 0.50%, on an annual basis, of the average daily net assets of the Fund’s Class R shares to compensate IDI for, either directly or through third parties, distributing the Class R shares of that Fund, providing personal services to Class R shareholders and/or maintaining Class R shareholder accounts.

Class Y Shares. Under the Distribution and Service Plan, each Fund may pay IDI a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Fund’s Class Y shares to compensate IDI for, either directly or through third parties, distributing the Class Y shares of that Fund, providing personal services to Class Y shareholders and/or maintaining Class Y shareholder accounts.

Sales Charges. As principal underwriter for the Trust’s shares, IDI receives sales commissions (which are not an expense of the Trust) for sales of Class A and Class E shares. A CDSC may be assessed against a shareholder’s redemption amount of

172	ANNUAL REPORT	2019

Class B, Class C or certain Class A and Class E shares and is paid to IDI. During the year ended September 30, 2019, IDI received the following amounts in sales commissions and CDSCs:

	Gross Sales Commissions	CDSC							Commissions Paid(1)
		Class A		Class B		Class C		Class E
Ivy Apollo Multi-Asset Income Fund	$134	$—	*	N/A		$1		N/A	$121
Ivy Apollo Strategic Income Fund	118	2		N/A		1		N/A	105
Ivy California Municipal High Income Fund	19	14		N/A		—	*	N/A	19
Ivy Cash Management Fund	—	5		$—	*	1		N/A	216,706
Ivy Corporate Bond Fund	176	1		—	*	1		$—	153
Ivy Crossover Credit Fund	2	—		N/A		—		—	1
Ivy Government Securities Fund	38	—	*	—	*	—	*	—	34
Ivy International Small Cap Fund	12	—	*	N/A		—	*	N/A	12
Ivy Pictet Emerging Markets Local Currency Debt Fund	2	—		N/A		—	*	—	2
Ivy Pictet Targeted Return Bond Fund	19	—	*	N/A		—	*	N/A	19
Ivy PineBridge High Yield Fund	17	2		N/A		N/A		N/A	15

*	Not shown due to rounding.

(1)	IDI reallowed/paid this portion of the sales charge to financial advisors and selling broker-dealers.

Expense Reimbursements and/or Waivers. IICO, the Funds’ investment manager, IDI, the Funds’ distributor, and/or Waddell & Reed Services Company, doing business as WISC, the Funds’ transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any). Fund and class expense limitations and related waivers/reimbursements for the year ended September 30, 2019 were as follows:

Fund Name	Share Class Name	Type of Expense Limit	Commencement Date	End Date	Expense Limit	Amount of Expense Waiver/ Reimbursement		Expense Reduced
Ivy Apollo Multi-Asset Income Fund	All Classes	Contractual	10-1-2015	1-31-2020	N/A	$206	(1)	Investment Management Fee
	Class A	Contractual	10-1-2015	1-31-2020	1.30%	$—		N/A
	Class C	Contractual	10-1-2015	1-31-2020	2.17%	$—		N/A
	Class I	Contractual	10-1-2015	1-31-2020	0.75%	$551		Shareholder Servicing
	Class N	Contractual	10-1-2015	1-31-2020	0.75%	$5		Shareholder Servicing
	Class N	Contractual	10-1-2015	1-31-2020	Not to exceed Class I	$—		N/A
	Class Y	Contractual	10-1-2015	1-31-2020	1.25%	$—		N/A
	Class Y	Contractual	10-1-2015	1-31-2020	Not to exceed Class A	$—		N/A
Ivy Apollo Strategic Income Fund	All Classes	Contractual	10-1-2015	1-31-2020	N/A	$477	(1)	Investment Management Fee
	Class A	Contractual	10-1-2015	1-31-2020	1.15%	$—		N/A
	Class C	Contractual	10-1-2015	1-31-2020	1.85%	$5		12b-1 Fees and/or Shareholder Servicing
	Class I	Contractual	10-1-2015	1-31-2020	0.67%	$525		Shareholder Servicing
	Class N	Contractual	10-1-2015	1-31-2020	0.67%	$6		Shareholder Servicing
	Class N	Contractual	10-1-2015	1-31-2020	Not to exceed Class I	$—		N/A
	Class Y	Contractual	10-1-2015	1-31-2020	1.10%	$—		N/A
	Class Y	Contractual	10-1-2015	1-31-2020	Not to exceed Class A	$3		12b-1 Fees and/or Shareholder Servicing
Ivy California Municipal High Income Fund	All Classes	Contractual	10-3-2016	1-31-2020	N/A	$114	(2)	Investment Management Fee
	Class A	Contractual	10-3-2016	1-31-2020	0.80%	$12		12b-1 Fees and/or Shareholder Servicing
	Class I	Contractual	10-3-2016	1-31-2020	0.60%	$20		Shareholder Servicing
	Class Y	Contractual	10-3-2016	1-31-2020	Not to exceed Class A	$3		12b-1 Fees and/or Shareholder Servicing

2019	ANNUAL REPORT	173

Fund Name	Share Class Name	Type of Expense Limit	Commencement Date	End Date	Expense Limit	Amount of Expense Waiver/ Reimbursement		Expense Reduced
Ivy Corporate Bond Fund	Class N	Contractual	10-1-2015	1-31-2020	Not to exceed Class I	$—		N/A
	Class Y	Contractual	10-16-2017	7-31-2020	Not to exceed Class A	$—		N/A
Ivy Crossover Credit Fund	All Classes	Contractual	4-3-2017	1-31-2020	N/A	$117	(3)	Investment Management Fee
	Class A	Contractual	4-3-2017	1-31-2020	0.90%	$5		12b-1 Fees and/or Shareholder Servicing
	Class I	Contractual	4-3-2017	1-31-2020	0.65%	$38		Shareholder Servicing
	Class N	Contractual	4-3-2017	1-31-2020	0.65%	$—	*	Shareholder Servicing
	Class N	Contractual	10-1-2015	1-31-2020	Not to exceed Class I	$—		N/A
	Class Y	Contractual	4-3-2017	1-31-2020	Not to exceed Class A	$2		12b-1 Fees and/or Shareholder Servicing
Ivy Government Securities Fund	Class A	Contractual	10-16-2017	7-31-2020	1.00%	$87		12b-1 Fees and/or Shareholder Servicing
	Class B	Contractual	10-16-2017	7-31-2020	2.13%	$2		12b-1 Fees and/or Shareholder Servicing
	Class C	Contractual	10-16-2017	7-31-2020	1.88%	$1		12b-1 Fees and/or Shareholder Servicing
	Class I	Contractual	10-16-2017	7-31-2020	0.72%	$51		Shareholder Servicing
	Class N	Contractual	10-1-2015	1-31-2020	Not to exceed Class I	$—		N/A
	Class Y	Contractual	10-16-2017	7-31-2020	Not to exceed Class A	$—		N/A
Ivy International Small Cap Fund	All Classes	Contractual	1-10-2017	1-31-2020	N/A	$314	(3)	Investment Management Fee
	Class A	Contractual	1-10-2017	1-31-2020	1.45%	$—		N/A
	Class I	Contractual	1-10-2017	1-31-2020	0.99%	$128		Shareholder Servicing
	Class N	Contractual	7-31-2018	1-31-2020	0.99%	$9		Shareholder Servicing
	Class N	Contractual	10-1-2015	1-31-2020	Not to exceed Class I	$—		N/A
	Class Y	Contractual	1-10-2017	1-31-2020	Not to exceed Class A	$1		12b-1 Fees and/or Shareholder Servicing
Ivy Pictet Emerging Markets Local Currency Debt Fund	All Classes	Contractual	4-30-2014	1-31-2020	N/A	$309	(4)	Investment Management Fee
	Class A	Contractual	4-30-2014	1-31-2020	1.25%	$—		N/A
	Class C	Contractual	4-30-2014	1-31-2020	2.00%	$—		N/A
	Class E	Contractual	4-30-2014	1-31-2020	1.40%	$—		N/A
	Class I	Contractual	4-30-2014	1-31-2020	0.80%	$150		Shareholder Servicing
	Class N	Contractual	1-30-2015	1-31-2020	0.80%	$4		Shareholder Servicing
	Class N	Contractual	10-1-2015	1-31-2020	Not to exceed Class I	$—		N/A
	Class R	Contractual	4-30-2014	1-31-2020	1.50%	$1		12b-1 Fees and/or Shareholder Servicing
	Class Y	Contractual	4-30-2014	1-31-2020	1.25%	$—		N/A
	Class Y	Contractual	4-30-2014	1-31-2020	Not to exceed Class A	$—		N/A

174	ANNUAL REPORT	2019

Fund Name	Share Class Name	Type of Expense Limit	Commencement Date	End Date	Expense Limit	Amount of Expense Waiver/ Reimbursement		Expense Reduced
Ivy Pictet Targeted Return Bond Fund	All Classes	Contractual	1-4-2016	1-31-2020	N/A	$406	(5)	Investment Management Fee
	Class A	Contractual	1-4-2016	1-31-2020	1.38%	$—		N/A
	Class C	Contractual	1-4-2016	1-31-2020	2.08%	$—		N/A
	Class I	Contractual	1-4-2016	1-31-2020	1.00%	$62		Shareholder Servicing
	Class N	Contractual	1-4-2016	1-31-2020	0.87%	$9		Shareholder Servicing
	Class N	Contractual	10-1-2015	1-31-2020	Not to exceed Class I	$—		N/A
	Class Y	Contractual	1-4-2016	1-31-2020	1.25%	$2		12b-1 Fees and/or Shareholder Servicing
	Class Y	Contractual	1-4-2016	1-31-2020	Not to exceed Class A	$—		N/A
Ivy PineBridge High Yield Fund	All Classes	Contractual	5-18-2017	1-31-2020	N/A	$99	(6)	Investment Management Fee
	Class A	Contractual	5-18-2017	1-31-2020	1.00%	$3		12b-1 Fees and/or Shareholder Servicing
	Class I	Contractual	5-18-2017	1-31-2020	0.72%	$91		Shareholder Servicing
	Class N	Contractual	5-18-2017	1-31-2020	0.72%	$4		Shareholder Servicing
	Class N	Contractual	10-1-2015	1-31-2020	Not to exceed Class I	$—		N/A

*	Not shown due to rounding.

(1)	Due to Class A, Class C, Class I, Class N and/or Class Y contractual expense limits, investment management fees were waived for all share classes.

(2)	Due to Class A, Class I and/or Class Y contractual expense limits, investment management fees were waived for all share classes.

(3)	Due to Class A, Class I, Class N and/or Class Y contractual expense limits, investment management fees were waived for all share classes.

(4)	Due to Class A, Class C, Class E, Class I, Class N, Class R and/or Class Y contractual expense limits, investment management fees were waived for all share classes.

(5)	Due to Class A, Class C, Class I, Class N and/or Class Y contractual expense limits, investment management fees were waived for all share classes.

(6)	Due to Class A, Class I and/or Class N contractual expense limits, investment management fees were waived for all share classes.

Any amounts due to the Funds as a reimbursement but not paid as of September 30, 2019 are shown as a receivable from affiliates on the Statement of Assets and Liabilities.

6.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the SEC (“Order”), the Ivy Funds, Ivy Variable Insurance Portfolios and InvestEd Portfolios (collectively, the “Funds” only for purposes of this footnote 6) have the ability to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (“Interfund Lending Program”). Under the Interfund Lending Program, the Funds may lend or borrow money for temporary purposes directly to or from one another (each an “Interfund Loan”), subject to meeting the conditions of the Order. The interest rate to be charged on an Interfund Loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The Funds made no Interfund Loans under the Interfund Lending Program during the year ended September 30, 2019.

7.	INVESTMENT SECURITIES TRANSACTIONS ($ amounts in thousands)

The cost of purchases and the proceeds from maturities and sales of investment securities (excluding short-term securities) for the year ended September 30, 2019, were as follows:

	Purchases		Sales
	U.S. Government	Other Issuers	U.S. Government	Other Issuers
Ivy Apollo Multi-Asset Income Fund	$—	$226,328	$—	$290,288
Ivy Apollo Strategic Income Fund	25,128	184,125	20,632	217,639
Ivy California Municipal High Income Fund	—	4,409	—	2,530
Ivy Cash Management Fund	—	—	—	—
Ivy Corporate Bond Fund	5,440	562,576	13,283	680,903
Ivy Crossover Credit Fund	—	37,390	—	34,038
Ivy Government Securities Fund	37,210	—	148,149	2,500
Ivy International Small Cap Fund	—	118,856	—	114,099
Ivy Pictet Emerging Markets Local Currency Debt Fund	—	137,112	—	159,293
Ivy Pictet Targeted Return Bond Fund	65,939	182,126	72,353	218,141
Ivy PineBridge High Yield Fund	—	70,272	—	57,642

2019	ANNUAL REPORT	175

8.	LOANS OF PORTFOLIO SECURITIES ($ amounts in thousands)

The Funds may lend their portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, The Bank of New York Mellon (“BNYM”). The borrower pledges and maintains with the Fund collateral consisting of cash or securities issued or guaranteed by the U.S. government. The collateral received by the Fund is required to have a value of at least 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% of the market value for all other securities, except in the case of loans of foreign securities which are denominated and payable in U.S. Dollars, in which case the collateral is required to have a value of at least 102% of the market value of the loaned securities. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund and any excess collateral is returned by the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Cash received as collateral for securities on loan may be reinvested in the Dreyfus Institutional Preferred Government Money Market Fund — Institutional Shares or certain other registered money market funds and are disclosed in the Fund’s Schedule of Investments and are reflected in the Statement of Assets and Liabilities as cash collateral on securities loaned at value. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statement of Assets and Liabilities as it is held by the lending agent on behalf of the Fund and the Fund does not have the ability to re-hypothecate these securities. The securities on loan for each Fund are also disclosed in its Schedule of Investments. The total value of any securities on loan as of September 30, 2019 and the total value of the related cash collateral are disclosed in the Statement of Assets and Liabilities. Income earned by the Funds from securities lending activity is disclosed in the Statements of Operations.

The following is a summary of each Fund’s securities lending positions and related cash and non-cash collateral received as of September 30, 2019:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Ivy Apollo Multi-Asset Income Fund	$2,557	$2,151	$468	$2,619
Ivy Apollo Strategic Income Fund	3,821	2,926	987	3,913
Ivy Corporate Bond Fund	2,871	2,028	919	2,947
Ivy International Small Cap Fund	6,861	5,516	1,701	7,217
Ivy Pictet Emerging Markets Local Currency Debt Fund	84	89	—	89
Ivy Pictet Targeted Return Bond Fund	467	478	—	478
Ivy PineBridge High Yield Fund	1,468	1,506	—	1,506

The cash collateral received amounts presented in the table above are transactions accounted for as secured borrowings and have an overnight and continuous maturity. The proceeds from the cash collateral received is invested in registered money market funds.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower indemnity provided by BNYM. BNYM’s indemnity allows for full replacement of securities lent wherein BNYM will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral or to the extent such proceeds are insufficient or the collateral is unavailable, BNYM will purchase the unreturned loan securities at BNYM’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

9.	BORROWINGS

On May 24, 2019 the Trust, on behalf of the Ivy Apollo Strategic Income Fund, Ivy California Municipal High Income Fund and Ivy PineBridge High Yield Fund, along with certain other funds managed by the Manager (“Participating Funds”), entered into a 364-day senior unsecured revolving credit facility with Bank of New York Mellon and a group of financial institutions to be utilized to temporarily finance the repurchase or redemption of Fund shares and for other temporary or emergency purposes. The Participating Funds can borrow up to an aggregate commitment amount of $130 million at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit facility has the following terms: a commitment fee of 0.15% per annum of the daily amount of unused commitment amounts and interest at a rate equal to the higher of (a) the federal funds effective rate (but not below 0.0%) plus 1.00% per annum or (b) the one-month LIBOR rate (but not below 0.0%) plus 1.00% per annum on amounts borrowed. The agreement expires in May 2020 unless extended or renewed. As of September 30, 2019, if applicable, any outstanding borrowings would be disclosed

176	ANNUAL REPORT	2019

as a payable for borrowing on the Statement of Assets and Liabilities. Commitment and interest fees, if any, paid by the Participating Funds are disclosed as part of commitment and interest expense for borrowing on the Statement of Operations. During the year ended September 30, 2019, the Participating Funds did not borrow under the credit facility.

10.	CAPITAL SHARE TRANSACTIONS (All amounts in thousands)

The Trust has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class of each Fund. Transactions in shares of beneficial interest were as follows:

	Ivy Apollo Multi-Asset Income Fund				Ivy Apollo Strategic Income Fund
	Year ended 9-30-19		Year ended 9-30-18		Year ended 9-30-19		Year ended 9-30-18
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	1,869	$19,454	2,510	$27,821	2,738	$27,038	2,433	$24,515
Class C	377	3,856	306	3,384	157	1,548	192	1,941
Class I	8,597	89,889	8,425	93,196	9,004	89,007	11,229	113,073
Class N	84	876	91	1,009	836	8,338	386	3,894
Class Y	9	90	158	1,763	53	529	131	1,325
Shares issued in reinvestment of distributions to shareholders:
Class A	878	8,909	474	5,209	415	4,076	391	3,929
Class C	95	965	47	520	21	211	25	245
Class I	2,406	24,454	1,357	14,901	1,589	15,626	1,455	14,613
Class N	12	124	4	46	258	2,533	277	2,781
Class Y	17	167	6	66	20	198	24	243
Shares redeemed:
Class A	(3,343)	(34,907)	(4,083)	(45,211)	(2,935)	(28,994)	(3,067)	(30,867)
Class C	(550)	(5,714)	(729)	(8,086)	(275)	(2,723)	(374)	(3,770)
Class I	(12,826)	(134,229)	(14,177)	(156,950)	(10,473)	(103,451)	(12,330)	(123,964)
Class N	(67)	(699)	(139)	(1,545)	(1,670)	(16,553)	(1,256)	(12,660)
Class Y	(179)	(1,888)	(62)	(689)	(207)	(2,037)	(186)	(1,864)
Net decrease	(2,621)	$(28,653)	(5,812)	$(64,566)	(469)	$(4,654)	(670)	$(6,566)

	Ivy California Municipal High Income Fund				Ivy Cash Management Fund
	Year ended 9-30-19		Year ended 9-30-18		Year ended 9-30-19		Year ended 9-30-18
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	484	$4,956	640	$6,459	3,312,331	$3,312,331	4,406,067	$4,406,067
Class B	N/A	N/A	N/A	N/A	140	140	265	265
Class C	11	113	50	505	2,286	2,286	831	831
Class I	281	2,862	667	6,745	N/A	N/A	N/A	N/A
Class Y	— *	— *	6	57	N/A	N/A	N/A	N/A
Shares issued in reinvestment of distributions to shareholders:
Class A	16	164	13	128	23,665	23,665	13,911	13,911
Class B	N/A	N/A	N/A	N/A	4	4	1	1
Class C	1	13	1	9	12	12	2	2
Class I	22	221	17	174	N/A	N/A	N/A	N/A
Class Y	1	6	1	6	N/A	N/A	N/A	N/A
Shares redeemed:
Class A	(312)	(3,110)	(117)	(1,175)	(3,360,178)	(3,360,178)	(4,516,231)	(4,516,231)
Class B	N/A	N/A	N/A	N/A	(222)	(222)	(305)	(305)
Class C	(6)	(59)	(13)	(127)	(1,853)	(1,853)	(2,584)	(2,584)
Class I	(212)	(2,152)	(237)	(2,387)	N/A	N/A	N/A	N/A
Class Y	— *	(4)	—	—	N/A	N/A	N/A	N/A
Net increase (decrease)	286	$3,010	1,028	$10,394	(23,815)	$(23,815)	(98,043)	$(98,043)

*	Not shown due to rounding.

2019	ANNUAL REPORT	177

	Ivy Corporate Bond Fund				Ivy Crossover Credit Fund
	Year ended 9-30-19		Year ended 9-30-18		Year ended 9-30-19		Year ended 9-30-18
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	5,449	$33,920	6,750	$41,297	70	$708	201	$2,048
Class B	9	57	11	68	N/A	N/A	N/A	N/A
Class C	144	904	111	681	N/A	N/A	N/A	N/A
Class E	—	—	40	250	—	—	—	—
Class I	12,023	74,388	20,676	126,588	791	8,010	1,020	10,232
Class N	3,310	20,553	11,414	71,374	—	—	—	—
Class R	—	—	40	250	—	—	—	—
Class Y	—	—	40	250	— *	3	1	10
Shares issued in reinvestment of distributions to shareholders:
Class A	1,414	8,642	1,470	8,999	7	62	8	84
Class B	1	6	1	10	N/A	N/A	N/A	N/A
Class C	11	65	14	85	N/A	N/A	N/A	N/A
Class E	—	—	—	—	—	—	—	—
Class I	2,458	15,034	2,518	15,410	38	370	33	322
Class N	191	1,172	254	1,549	—	—	—	—
Class R	—	—	—	—	—	—	—	—
Class Y	—	—	—	—	— *	— *	— *	2
Shares redeemed:
Class A	(14,063)	(86,623)	(17,542)	(107,173)	(91)	(883)	(91)	(887)
Class B	(58)	(357)	(121)	(741)	N/A	N/A	N/A	N/A
Class C	(224)	(1,379)	(766)	(4,718)	N/A	N/A	N/A	N/A
Class E	—	—	—	—	—	—	—	—
Class I	(24,955)	(153,888)	(39,725)	(244,355)	(545)	(5,323)	(507)	(4,951)
Class N	(4,320)	(26,514)	(4,302)	(26,048)	—	—	—	—
Class R	—	—	—	—	—	—	—	—
Class Y	—	—	—	—	(4)	(41)	(2)	(23)
Net increase (decrease)	(18,610)	$(114,020)	(19,117)	$(116,224)	266	$2,906	663	$6,837

*	Not shown due to rounding.

178	ANNUAL REPORT	2019

	Ivy Government Securities Fund				Ivy International Small Cap Fund
	Year ended 9-30-19		Year ended 9-30-18		Year ended 9-30-19		Year ended 9-30-18
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	1,526	$8,271	1,576	$8,381	133	$1,452	1,289	$16,094
Class B	12	65	8	41	N/A	N/A	N/A	N/A
Class C	131	697	20	110	22	237	183	2,297
Class E	—	—	46	250	N/A	N/A	N/A	N/A
Class I	5,279	28,366	9,556	50,709	2,743	30,158	5,380	68,762
Class N	3,013	16,081	47,751	257,331	1,367	15,880	8,752	107,676
Class R	—	—	46	250	N/A	N/A	N/A	N/A
Class Y	—	—	46	250	42	466	400	5,117
Shares issued in reinvestment of distributions to shareholders:
Class A	191	1,033	180	967	9	91	— *	6
Class B	— *	1	— *	— *	N/A	N/A	N/A	N/A
Class C	1	7	1	7	— *	5	—	—
Class E	—	—	—	—	N/A	N/A	N/A	N/A
Class I	349	1,883	381	2,021	79	823	3	43
Class N	565	3,046	588	3,108	131	1,357	28	344
Class R	—	—	—	—	N/A	N/A	N/A	N/A
Class Y	—	—	—	—	3	32	— *	2
Shares redeemed:
Class A	(3,067)	(16,504)	(4,214)	(22,370)	(209)	(2,318)	(950)	(11,762)
Class B	(32)	(170)	(53)	(281)	N/A	N/A	N/A	N/A
Class C	(97)	(526)	(332)	(1,776)	(35)	(380)	(122)	(1,514)
Class E	—	—	—	—	N/A	N/A	N/A	N/A
Class I	(12,835)	(68,716)	(42,060)	(227,016)	(1,923)	(21,070)	(2,268)	(28,449)
Class N	(16,284)	(87,641)	(14,063)	(74,127)	(1,736)	(19,144)	(2,128)	(27,464)
Class R	—	—	—	—	N/A	N/A	N/A	N/A
Class Y	—	—	—	—	(305)	(3,294)	(76)	(958)
Net increase (decrease)	(21,248)	$(114,107)	(523)	$(2,145)	321	$4,295	10,491	$130,194

*	Not shown due to rounding.

2019	ANNUAL REPORT	179

	Ivy Pictet Emerging Markets Local Currency Debt Fund				Ivy Pictet Targeted Return Bond Fund
	Year ended 9-30-19		Year ended 9-30-18		Year ended 9-30-19		Year ended 9-30-18
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	88	$749	756	$7,118	545	$5,431	522	$5,234
Class C	5	39	30	274	35	339	29	282
Class E	—	—	—	—	N/A	N/A	N/A	N/A
Class I	2,768	23,920	8,302	73,790	3,264	32,504	5,719	57,480
Class N	447	3,742	822	7,389	355	3,526	1,993	20,112
Class R	—	—	—	—	N/A	N/A	N/A	N/A
Class Y	1	12	20	181	— *	— *	—	—
Shares issued in reinvestment of distributions to shareholders:
Class A	—	—	19	174	64	609	8	79
Class C	—	—	1	6	2	22	— *	2
Class E	—	—	—	—	N/A	N/A	N/A	N/A
Class I	22	185	155	1,423	650	6,210	79	799
Class N	12	97	163	1,499	438	4,191	62	623
Class R	—	—	—	—	N/A	N/A	N/A	N/A
Class Y	—	—	— *	3	— *	— *	—	—
Shares redeemed:
Class A	(515)	(4,399)	(688)	(5,964)	(368)	(3,658)	(473)	(4,747)
Class C	(15)	(122)	(30)	(272)	(30)	(295)	(15)	(148)
Class E	—	—	—	—	N/A	N/A	N/A	N/A
Class I	(3,541)	(30,523)	(3,443)	(31,306)	(4,515)	(44,916)	(4,436)	(44,599)
Class N	(1,632)	(14,182)	(1,428)	(13,114)	(2,833)	(28,393)	(8,589)	(86,194)
Class R	—	—	—	—	N/A	N/A	N/A	N/A
Class Y	(30)	(274)	(20)	(170)	— *	— *	—	—
Net increase (decrease)	(2,390)	$(20,756)	4,659	$41,031	(2,393)	$(24,430)	(5,101)	$(51,077)

	Ivy PineBridge High Yield Fund
	Year ended 9-30-19		Year ended 9-30-18
	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	403	$3,943	218	$2,185
Class I	2,109	20,552	3,063	30,386
Class N	1,452	14,304	464	4,626
Class R	—	—	—	—
Shares issued in reinvestment of distributions to shareholders:
Class A	13	126	10	98
Class I	188	1,818	97	951
Class N	190	1,834	191	1,886
Class R	—	—	—	—
Shares redeemed:
Class A	(202)	(1,968)	(65)	(641)
Class I	(1,556)	(15,102)	(638)	(6,253)
Class N	(1,111)	(10,797)	(727)	(7,199)
Class R	—	—	—	—
Net increase	1,486	$14,710	2,613	$26,039

*	Not shown due to rounding.

180	ANNUAL REPORT	2019

11.	COMMITMENTS

Bridge loan commitments may obligate a Fund to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income is included in interest income on the Statement of Operations. At September 30, 2019, there were no outstanding bridge loan commitments.

12.	FEDERAL INCOME TAX MATTERS ($ amounts in thousands)

For Federal income tax purposes, cost of investments owned at September 30, 2019 and the related unrealized appreciation (depreciation) were as follows:

Fund	Cost of Investments	Gross Appreciation	Gross Depreciation	Net Unrealized Appreciation (Depreciation)
Ivy Apollo Multi-Asset Income Fund	$448,151	$32,533	$20,792	$11,741
Ivy Apollo Strategic Income Fund	498,868	13,036	18,925	(5,889)
Ivy California Municipal High Income Fund	31,258	1,605	11	1,594
Ivy Cash Management Fund	1,252,518	—	—	—
Ivy Corporate Bond Fund	857,390	52,993	1,022	51,971
Ivy Crossover Credit Fund	41,042	1,682	125	1,557
Ivy Government Securities Fund	272,013	9,492	172	9,320
Ivy International Small Cap Fund	161,965	13,587	12,131	1,456
Ivy Pictet Emerging Markets Local Currency Debt Fund	127,890	169,691	172,373	(2,682)
Ivy Pictet Targeted Return Bond Fund	211,207	210,625	208,378	2,247
Ivy PineBridge High Yield Fund	102,697	2,956	2,722	234

For Federal income tax purposes, the Funds’ undistributed earnings and profit for the year ended September 30, 2019 and the post-October and late-year ordinary activity were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Tax Return of Capital	Post- October Capital Losses Deferred	Late-Year Ordinary Losses Deferred
Ivy Apollo Multi-Asset Income Fund	$5,574	$5,221	$—	$—	$—
Ivy Apollo Strategic Income Fund	2,792	—	—	585	—
Ivy California Municipal High Income Fund	2	—	—	—	—
Ivy Cash Management Fund	271	—	—	—	—
Ivy Corporate Bond Fund	3,712	—	—	—	—
Ivy Crossover Credit Fund	123	—	—	—	—
Ivy Government Securities Fund	112	—	—	—	—
Ivy International Small Cap Fund	3,472	—	—	—	—
Ivy Pictet Emerging Markets Local Currency Debt Fund	—	—	—	—	886
Ivy Pictet Targeted Return Bond Fund	3,829	—	—	—	—
Ivy PineBridge High Yield Fund	443	—	—	—	—

Internal Revenue Code regulations permit each Fund to elect to defer into its next fiscal year capital losses and certain specified ordinary items incurred between each November 1 and the end of its fiscal year. Each Fund is also permitted to defer into its next fiscal certain ordinary losses that generated between each January 1 and the end of its fiscal year.

2019	ANNUAL REPORT	181

The tax character of dividends and distributions paid during the two fiscal years ended September 30, 2019 and 2018 were as follows:

	September 30, 2019		September 30, 2018
Fund	Distributed Ordinary Income(1)	Distributed Long-Term Capital Gains	Distributed Ordinary Income(1)	Distributed Long-Term Capital Gains
Ivy Apollo Multi-Asset Income Fund	$22,822	$13,511	$21,910	$56
Ivy Apollo Strategic Income Fund	23,632	1,286	23,150	908
Ivy California Municipal High Income Fund	741	—	653	—
Ivy Cash Management Fund	24,089	—	14,950	—
Ivy Corporate Bond Fund	25,323	—	26,464	—
Ivy Crossover Credit Fund	1,364	—	1,415	—
Ivy Government Securities Fund	6,090	—	6,542	—
Ivy International Small Cap Fund	2,502	274	482	—
Ivy Pictet Emerging Markets Local Currency Debt Fund	284	—	3,499	—
Ivy Pictet Targeted Return Bond Fund	11,894	—	2,113	—
Ivy PineBridge High Yield Fund	4,937	—	4,308	—

(1)	Includes short-term capital gains distributed, if any.

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Accumulated capital losses represent net capital loss carryovers as of September 30, 2019 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of September 30, 2019, the capital loss carryovers were as follows:

	Post-Enactment
Fund	Short-Term Capital Loss Carryover	Long-Term Capital Loss Carryover
Ivy Apollo Multi-Asset Income Fund	$—	$—
Ivy Apollo Strategic Income Fund	—	—
Ivy California Municipal High Income Fund	85	—
Ivy Cash Management Fund	—	—
Ivy Corporate Bond Fund	—	6,850
Ivy Crossover Credit Fund	—	152
Ivy Government Securities Fund	3,944	4,779
Ivy International Small Cap Fund	6,074	5,830
Ivy Pictet Emerging Markets Local Currency Debt Fund	390	1,897
Ivy Pictet Targeted Return Bond Fund	—	188
Ivy PineBridge High Yield Fund	548	945

Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences are due to differing treatments for items such as deferral of wash sales, post-October losses, late-year ordinary losses, foreign currency transactions, net operating losses, income from passive foreign investment companies (PFICs) and partnership transactions. At September 30, 2019, the following reclassifications were made:

Fund	Accumulated Earnings Gain (Loss)	Paid - In Capital
Ivy Apollo Multi-Asset Income Fund	$—	$—
Ivy Apollo Strategic Income Fund	—	—
Ivy California Municipal High Income Fund	—	—
Ivy Cash Management Fund	—	—
Ivy Corporate Bond Fund	—	—
Ivy Crossover Credit Fund	—	—
Ivy Government Securities Fund	—	—
Ivy International Small Cap Fund	—	—
Ivy Pictet Emerging Markets Local Currency Debt Fund	2,781	(2,781)
Ivy Pictet Targeted Return Bond Fund	—	—
Ivy PineBridge High Yield Fund	—	—

182	ANNUAL REPORT	2019

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	IVY FUNDS

To the Shareholders and Board of Trustees of Ivy Funds:

Opinion	on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Ivy Apollo Multi-Asset Income Fund, Ivy Apollo Strategic Income Fund, Ivy California Municipal High Income Fund, Ivy Cash Management Fund, Ivy Corporate Bond Fund, Ivy Crossover Credit Fund, Ivy Government Securities Fund, Ivy International Small Cap Fund (formerly, Ivy IG International Small Cap Fund), Ivy Pictet Emerging Markets Local Currency Debt Fund, Ivy Pictet Targeted Return Bond Fund, and Ivy PineBridge High Yield Fund, each a series of Ivy Funds (the “Funds”), including the schedules of investments, as of September 30, 2019; the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for Ivy Cash Management Fund, Ivy Corporate Bond Fund, Ivy Government Securities Fund, and Ivy Pictet Emerging Markets Local Currency Debt Fund; the related statements of operations, changes in net assets, and the financial highlights for the periods indicated in the table below for Ivy Apollo Multi-Asset Income Fund, Ivy Apollo Strategic Income Fund, Ivy California Municipal High Income Fund, Ivy Crossover Credit Fund, Ivy International Small Cap Fund, Ivy Pictet Targeted Return Bond Fund, and Ivy PineBridge High Yield Fund, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds as of September 30, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (or for the period listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Comprising the Ivy Funds	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Ivy Apollo Multi-Asset Income Fund Ivy Apollo Strategic Income Fund	For the year ended September 30, 2019	For the years ended September 30, 2019 and 2018	For the years ended September 30, 2019, 2018, 2017, and the period from October 1, 2015 (commencement of operations) through September 30, 2016
Ivy California Municipal High Income Fund	For the year ended September 30, 2019	For the years ended September 30, 2019 and 2018	For the years ended September 30, 2019, 2018, and the period from October 3, 2016 (commencement of operations) through September 30, 2017
Ivy Crossover Credit Fund	For the year ended September 30, 2019	For the years ended September 30, 2019 and 2018	For the years ended September 30, 2019, 2018, and the period from April 3, 2017 (commencement of operations) through September 30, 2017
Ivy International Small Cap Fund (formerly, Ivy IG International Small Cap Fund)	For the year ended September 30, 2019	For the years ended September 30, 2019 and 2018	For the years ended September 30, 2019, 2018, and the period from January 10, 2017 (commencement of operations) through September 30, 2017
Ivy Pictet Targeted Return Bond Fund	For the year ended September 30, 2019	For the years ended September 30, 2019 and 2018	For the years ended September 30, 2019, 2018, 2017, and the period from January 4, 2016 (commencement of operations) through September 30, 2016
Ivy PineBridge High yield Fund	For the year ended September 30, 2019	For the years ended September 30, 2019 and 2018	For the years ended September 30, 2019, 2018, and the period from May 18, 2017 (commencement of operations) through September 30, 2017

2019	ANNUAL REPORT	183

Basis	for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian, agent banks, and brokers; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Kansas City, Missouri

November 22, 2019

We have served as the auditor of one or more Waddell & Reed investment companies since 1997.

184	ANNUAL REPORT	2019

INCOME TAX INFORMATION	IVY FUNDS

AMOUNTS NOT ROUNDED (UNAUDITED)

The Funds hereby designate the following amounts of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction for corporations or as qualified dividend income for individuals for the tax period ended September 30, 2019:

	Dividends Received Deduction for Corporations	Qualified Dividend Income for Individuals
Ivy Apollo Multi-Asset Income Fund	$2,100,677	$5,233,084
Ivy Apollo Strategic Income Fund	—	—
Ivy California Municipal High Income Fund	—	—
Ivy Cash Management Fund	—	—
Ivy Corporate Bond Fund	—	—
Ivy Crossover Credit Fund	—	—
Ivy Government Securities Fund	—	—
Ivy International Small Cap Fund	—	2,746,226
Ivy Pictet Emerging Markets Local Currency Debt Fund	—	—
Ivy Pictet Targeted Return Bond Fund	—	—
Ivy PineBridge High Yield Fund	—	—

Individuals may claim a deduction up to 20% of their combined qualified real estate investment trust (“REIT”) dividends. For the period ended September 30, 2019, Ivy Apollo Multi-Asset Income Fund had $415,266 which includes an estimate for the amount already distributed in 2019 that qualifies as qualified REIT dividends.

Ivy California Municipal High Income Fund hereby designates $720,006 of the dividends declared from net investment income as exempt from federal income tax for the tax period ending September 30, 2019.

The Funds hereby designate the following amounts as distributions of long-term capital gains:

Ivy Apollo Multi-Asset Income Fund	$13,511,497
Ivy Apollo Strategic Income Fund	1,285,619
Ivy California Municipal High Income Fund	—
Ivy Cash Management Fund	—
Ivy Corporate Bond Fund	—
Ivy Crossover Credit Fund	—
Ivy Government Securities Fund	—
Ivy International Small Cap Fund	273,545
Ivy Pictet Emerging Markets Local Currency Debt Fund	—
Ivy Pictet Targeted Return Bond Fund	—
Ivy PineBridge High Yield Fund	—

Shareholders are advised to consult with their tax advisors concerning the tax treatment of dividends and distributions from all the Funds.

Internal Revenue Code regulations permit each qualifying Fund to elect to pass through a foreign tax credit to shareholders with respect to foreign taxes paid by the Fund. As of September 30, 2019, the Funds hereby designate the following as a foreign tax credit from the taxes paid on income derived from sources within foreign countries or possession of the United States.

	Foreign Tax Credit	Foreign Derived Income
Ivy International Small Cap Fund	$199,547	$3,366,577

The tax status of dividends paid and the pass-through of foreign taxes paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

2019	ANNUAL REPORT	185

BOARD OF TRUSTEES AND OFFICERS	IVY FUNDS

(UNAUDITED)

Each of the individuals listed below serves as a trustee for the Trust (45 portfolios), and for the rest of the funds within the Fund Complex, which also includes, in addition to the Trust, InvestEd Portfolios (“InvestEd”) (6 portfolios), the Ivy High Income Opportunities Fund (a closed-end fund) (“IVH”) and Ivy Variable Insurance Portfolios (“Ivy VIP”) (28 Portfolios).

Board members who are not “interested persons” of the Trust as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”) constitute at least 75% of the Board.

Joseph Harroz, Jr. serves as Independent Chairman of the Trust’s Board and of the Board of Trustees of the other funds in the Fund Complex. Subject to the Trustee Emeritus and Retirement Policy, a Trustee serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.

The Statement of Additional Information (“SAI”) for the Trust includes additional information about the Trust’s Trustees. The SAI is available without charge, upon request by calling 1.888.923.3355. It is also available on the Ivy Investments website, www.ivyinvestments.com.

Independent Trustees

The following table provides information regarding each Independent Trustee.

Name, Address and Year of Birth	Position Held with the Trust	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held During Past 5 Years
James M. Concannon 6300 Lamar Avenue Overland Park, KS 66202 1947	Trustee	2017	Emeritus Dean and Professor of Law, Washburn University School of Law (1973 to present).	80	Director, Kansas Legal Services for Prisoners, Inc. (non-profit community service); Director, U.S. Alliance Corporation and wholly-owned subsidiaries: U.S. Alliance Life and Security Company-Montana and Dakota Capital Life Insurance Company (Insurance) (2009 to present); Director, Kansas Appleseed, Inc. (non-profit community service) (2007 to present); Trustee, WRA Funds (1997-2018); Trustee, Ivy NextShares (2017-2019); Trustee, Ivy VIP (1997 to present) (28 portfolios overseen); Trustee, InvestEd (2001 to present) (6 portfolios overseen); Trustee, IVH (2017 to present) (1 portfolio overseen).

186	ANNUAL REPORT	2019

Name, Address and Year of Birth	Position Held with the Trust	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held During Past 5 Years
H. Jeffrey Dobbs 6300 Lamar Avenue Overland Park, KS 66202 1955	Trustee	2019	Global Sector Chairman, Industrial Manufacturing, KPMG LLP (2010-2015).	80	Director, Valparaiso University (2012 to present); Director, TechAccel LLC (2015 to present) (Tech R&D); Board Member, Kansas City Repertory Theatre (2015 to present); Board Member, PatientsVoices, Inc. (technology) (2018 to present); Board Member, Kansas City Campus for Animal Care (2018 to present); Director, National Association of Manufacturers (2010-2015); Director, The Children’s Center (2003-2015); Director, Metropolitan Affairs Coalition (2003-2015); Director, Michigan Roundtable for Diversity and Inclusion (2003-2015); Trustee, Ivy NextShares (2019); Trustee, Ivy VIP (2019 to present) (28 portfolios overseen); Trustee, InvestEd (2019 to present) (6 portfolios overseen); Trustee, IVH (2019 to present) (1 portfolio overseen).
James D. Gressett 6300 Lamar Avenue Overland Park, KS 66202 1950	Trustee	2002	Chief Executive Officer (CEO) of CalPac Pizza LLC (2011 to present); CEO of CalPac Pizza II LLC (2012 to present); CEO of PacPizza LLC (Pizza Hut franchise) (2000 to present); Member/CEO, Southern Pac Pizza LLC (2013 to present); Partner, Century Bridge Partners (real estate investments) (2007 to present); Manager, Hartley Ranch Angus Beef, LLC (2013 to present); President, Penn Capital Corp. (1995 to present); Partner, Penn Capital Partners (1999 to present); Partner, 1788 Chicken, LLC (Food Franchise) (2016 to present).	80	Member/Secretary, The Metochoi Group LLC (1999 to present); Member/Chairman, Idea Homes LLC (homebuilding and development) (2013 to present); Trustee, WRA Funds (2017-2018); Trustee, Ivy NextShares (2016-2019); Trustee, Ivy VIP (2017 to present) (28 portfolios overseen); Trustee, InvestEd (2017 to present) (6 portfolios overseen); Trustee, IVH (2013 to present) (1 portfolio overseen).

2019	ANNUAL REPORT	187

Name, Address and Year of Birth	Position Held with the Trust	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held During Past 5 Years
Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1967	Trustee Independent Chairman	1998 2006	Interim President (2019 to present), Vice President (2010-2019) and Dean (2010-2019), College of Law, University of Oklahoma; Managing Member, Harroz Investments, LLC, (commercial enterprises) (1998 to present).	80	Director and Shareholder, Valliance Bank (2007 to present); Director, Foundation Healthcare (formerly Graymark HealthCare) (2008-2017); Trustee, The Mewbourne Family Support Organization (2006 to present) (non-profit); Independent Director, LSQ Manager, Inc. (real estate) (2007-2016); Director, Oklahoma Foundation for Excellence (non-profit) (2008 to present); Independent Chairman and Trustee, WRA Funds (Independent Chairman: 2015-2018; Trustee: 1998-2018); Independent Chairman and Trustee, Ivy NextShares (2016-2019); Independent Chairman and Trustee, Ivy VIP (Independent Chairman: 2015 to present; Trustee: 1998 to present) (28 portfolios overseen); Independent Chairman and Trustee, InvestEd (Independent Chairman: 2015 to present; Trustee: 2001 to present) (6 portfolios overseen); Independent Chairman and Trustee, IVH (2013 to present) (1 portfolio overseen).
Glendon E. Johnson, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1951	Trustee	2002	Of Counsel, Lee & Smith, PC (law firm, emphasis on finance, securities, mergers and acquisitions law) (1996 to present); Owner and Manager, Castle Valley Ranches, LLC (ranching) and Castle Valley Outdoors, LLC (outdoor recreation) (1995 to present); Formerly, Partner, Kelly, Drye & Warren LLP (law firm) (1989-1996); Partner, Lane & Edson PC (law firm) (1987-1989).	80	Director, Thomas Foundation for Cancer Research (non-profit) (2005 to present); Director, Warriors Afield Legacy Foundation (non-profit) (2014 to present); Trustee, WRA Funds (2017-2018); Trustee, Ivy NextShares (2016-2019); Trustee, Ivy VIP (2017 to present) (28 portfolios overseen); Trustee, InvestEd (2017 to present) (6 portfolios overseen); Trustee, IVH (2013 to present) (1 portfolio overseen).

188	ANNUAL REPORT	2019

Name, Address and Year of Birth	Position Held with the Trust	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held During Past 5 Years
Sandra A.J. Lawrence 6300 Lamar Avenue Overland Park, KS 66202 1957	Trustee	2019	Retired, formerly, Chief Administrative Officer, Children’s Mercy Hospitals and Clinics (2016-2019); CFO, Children’s Mercy Hospitals and Clinics (2005-2016).	80	Director, Hall Family Foundation (1993 to present); Director, Westar Energy (2004-2018); Trustee, Nelson-Atkins Museum of Art (non-profit) (2007 to present); Director, Turn the Page KC (non-profit) (2012-2016); Director, Kansas Metropolitan Business and Healthcare Coalition (non-profit) (2017-2019); Director, National Association of Corporate Directors (non-profit) (2017 to present); Director, American Shared Hospital Services (2017 to present); Director, Evergy, Inc., Kansas City Power & Light Company, KCP&L Greater Missouri Operations Company, Westar Energy, Inc. and Kansas Gas and Electric Company (related utility companies) (2018 to present); Director, Stowers (research) (2018); Trustee, NextShares (2019); Trustee, Ivy VIP (2019 to present) (28 portfolios overseen); Trustee, InvestEd (2019 to present) (6 portfolios overseen); Trustee, IVH (2019 to present) (1 portfolio overseen).
Frank J. Ross, Jr. Polsinelli PC 900 West 48th Place Suite 900 Kansas City, MO 64112 1953	Trustee	2017	Shareholder/Director, Polsinelli PC (law firm) (1980 to present).	80	Trustee, WRA Funds (1996-2018); Trustee, Ivy NextShares (2017-2019); Trustee, Ivy VIP (1996 to present) (28 portfolios overseen); Trustee, InvestEd (2001 to present) (6 portfolios overseen); Trustee, IVH (2017 to present) (1 portfolio overseen).

2019	ANNUAL REPORT	189

Name, Address and Year of Birth	Position Held with the Trust	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held During Past 5 Years
Michael G. Smith 6300 Lamar Avenue Overland Park, KS 66202 1944	Trustee	2002	Retired; formerly, with Merrill Lynch as Managing Director of Global Investor Client Strategy (1996-1998), Head of Regional Institutional Sales (1995-1996) and of U.S. Central Region (1986-1995, 1999).	80	Director, Executive Board, Cox Business School, Southern Methodist University (1998-2019); Lead Director, Northwestern Mutual Funds (2003-2017) (29 portfolios overseen); Director, CTMG, Inc. (clinical testing) (2008-2015); Trustee, WRA Funds (2017-2018); Trustee, Ivy NextShares (2016-2019); Trustee, Ivy VIP (2017 to present) (28 portfolios overseen); Trustee, InvestEd (2017 to present) (6 portfolios overseen); Trustee, IVH (2013 to present) (1 portfolio overseen).
Edward M. Tighe 6300 Lamar Avenue Overland Park, KS 66202 1942	Trustee	1999	Retired; formerly, CEO and Director of Asgard Holdings, LLC (computer network and security services) (2002-2004); President, Citco Technology Management (1995-2000); CEO, Global Mutual Fund Services (1993-2000); Sr. Vice President, Templeton Global Investors (1988-1992).	80	Trustee, Hansberger Institutional Funds (2000-2007); Director, The Research Coast Principium Foundation, Inc. (non-profit) (2012-2015); Trustee, WRA Funds (2017-2018); Trustee, Ivy NextShares (2016-2019); Trustee, Ivy VIP (2017 to present) (28 portfolios overseen); Trustee, InvestEd (2017 to present) (6 portfolios overseen); Trustee, IVH (2013 to present) (1 portfolio overseen).

190	ANNUAL REPORT	2019

Interested Trustees

Messrs. Herrmann and Sanders are “interested” by virtue of their current or former engagement as an officer of Waddell & Reed Financial, Inc. (“WDR”) or its wholly owned subsidiaries, including each Fund’s investment manager, Ivy Investment Management Company (“IICO”), each Fund’s principal underwriter, Ivy Distributors, Inc. (“IDI”), and each Fund’s shareholder servicing and accounting services agent, Waddell & Reed Services Company, doing business as WI Services Company (“WISC”), as well as by virtue of their personal ownership in shares of WDR.

Name, Address and Year of Birth	Position(s) Held with the Trust	Trustee/Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held
Henry J. Herrmann 6300 Lamar Avenue Overland Park, KS 66202 1942	Trustee	1998	Retired, Non-Executive Chairman of the Board, WDR (2016-2018); Formerly Chairman, WDR (2010-2018); CEO, WDR (2005-2016); President, CEO and Chairman, IICO (2002-2016); President, CEO and Chairman, Waddell & Reed Investment Management Company (WRIMCO) (1993-2016); President of each of the funds in the Fund Complex (2001-2016).	80	Director, WDR, (1998 to present); Director, IICO (2002-2016); Director, WRIMCO (1991-2016); Director, WISC (2001-2016); Director, W&R Capital Management Group, Inc. (2008-2016); Director, Waddell & Reed (1993-2016); Director, Blue Cross Blue Shield of Kansas City (2007-2017); Trustee, WRA Funds (1998-2018); Trustee, Ivy NextShares (2016-2019); Trustee, Ivy VIP (1998 to present) (28 portfolios overseen); Trustee, InvestEd (2001 to present) (6 portfolios overseen); Trustee, IVH (2013 to present) (1 portfolio overseen).
Philip J. Sanders 6300 Lamar Avenue Overland Park, KS 66202 1959	Trustee	2019	CEO, WDR (2016 to present); President, CEO and Chairman, IICO (2016 to present); President, CEO and Chairman, WRIMCO (2016-2018); CIO, WDR (2011-2019); CIO, IICO (2010-2019); CIO, WRIMCO (2010-2018); President of each of the funds in the Fund Complex (2016 to present).	80	Trustee, Ivy NextShares (2019); Trustee, Ivy VIP (2019 to present) (28 portfolios overseen); Trustee, InvestEd (2019 to present) (6 portfolios overseen); Trustee, IVH, (2019 to present) (1 portfolio overseen).

Officers

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The Trust’s principal officers are:

Name, Address and Year Of Birth	Position(s) Held with the Trust and Fund Complex	Officer of Trust Since	Officer of Fund Complex Since*	Principal Occupation(s) During Past 5 Years
Jennifer K. Dulski 6300 Lamar Avenue Overland Park, KS 66202 1980	Secretary	2017	2017	Secretary for each of the funds in the Fund Complex (2017 to present); Senior Vice President and Associate General Counsel of Waddell & Reed, IICO and IDI (2018 to present).

2019	ANNUAL REPORT	191

Name, Address and Year Of Birth	Position(s) Held with the Trust and Fund Complex	Officer of Trust Since	Officer of Fund Complex Since*	Principal Occupation(s) During Past 5 Years
Joseph W. Kauten 6300 Lamar Avenue Overland Park, KS 66202 1969	Vice President Treasurer Principal Financial Officer	2008 2008 2008	2006 2006 2007	Principal Financial Officer of each of the funds in the Fund Complex (2007 to present); Vice President and Treasurer of each of the funds in the Fund Complex (2006 to present); Principal Accounting Officer of each of the funds in the Fund Complex (2006-2017); Assistant Treasurer of each of the funds in the Fund Complex (2003-2006); Vice President of Waddell & Reed Services Company (“WRSCO”) (2007 to present).
Philip J. Sanders** 6300 Lamar Avenue Overland Park, KS 66202 1959	President	2016	2016

CEO of WDR (2016 to present); President, CEO and

Chairman of IICO (2016 to present) and WRIMCO (2016-2018); President of each of the funds in the Fund Complex (2016 to present); CIO of WDR (2011-2019); CIO of IICO (2010-2019) and WRIMCO (2010-2018).

Scott J. Schneider 6300 Lamar Avenue Overland Park, KS 66202 1968	Vice President Chief Compliance Officer	2008 2008	2006 2004	Chief Compliance Officer (2004 to present) and Vice President (2006 to present) of each of the funds in the Fund Complex; Vice President of IICO (2006 to present) and WRIMCO (2006-2018).
Philip A. Shipp 6300 Lamar Avenue Overland Park, KS 66202 1969	Assistant Secretary	2012	2012	Assistant Secretary of each of the funds in the Fund Complex (2012 to present); Vice President of Waddell & Reed and IDI (2010 to present).
John E. Sundeen, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1960	Vice President	2008	2006	Senior Vice President (1999 to present) and Chief Administrative Officer (2006 to present) of WDR; Executive Vice President and Chief Administrative Officer of IICO (2004 to present) and WRIMCO (2004-2018); Executive Vice President of WRSCO (2016 to present).

* This is the date when the officer first became an officer of one or more of the funds that are the predecessors to current funds within Ivy Funds (each, a predecessor fund) (if applicable).

** Mr. Sanders was Vice President of the Trust since 2006, and of the other Trusts within the Fund Complex since 1998, until his appointment as President in August 2016.

192	ANNUAL REPORT	2019

RENEWAL OF INVESTMENT MANAGEMENT AGREEMENTS	IVY FUNDS

(UNAUDITED)

At a meeting of the Board of Trustees (the “Board”) of Ivy Funds (the “Trust”) held on August 13th and 14th, 2019, the Board, including all of the trustees who are not “interested persons” (the “Independent Trustees”), as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously approved the continuance of the Investment Management Agreement (the “Management Agreement”) between Ivy Investment Management Company (“IICO”) and the Trust, and the continuance of the Investment Subadvisory Agreements between IICO and:

•	Apollo Credit Management, LLC (with respect to the Ivy Apollo Multi-Asset Income Fund and Ivy Apollo Strategic Income Fund)

•	LaSalle Investment Management Securities, LLC and LaSalle Investment Management Securities B.V. (with respect to the Ivy LaSalle Global Real Estate Fund and the Ivy Apollo Multi-Asset Income Fund)

•

Mackenzie Investments Europe Limited (Mackenzie Europe) and the investment sub-advisory agreement between Mackenzie Europe and Mackenzie Investments Asia Limited (with respect to the Ivy International Small Cap Fund)

•

Pictet Asset Management Limited and Pictet Asset Management (Singapore) PTE Ltd. (with respect to the Ivy Emerging Markets Local Currency Debt Fund and Pictet Asset Management SA (with respect to the Ivy Targeted Return Bond Fund)

•	PineBridge Investments, LLC (with respect to the Ivy PineBridge High Yield Fund)

•

ProShare Advisors, LLC (with respect to the Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, the Ivy ProShares Russell 2000 Dividend Growers Index Fund, the Ivy ProShares Interest Rate Hedged High Yield Index Fund, the Ivy ProShares S&P 500 Bond Index Fund and the Ivy ProShares MSCI ACWI Index Fund)

•	Pzena Investment Management, LLC (with respect to the Ivy Pzena International Value Fund)

•	Securian Asset Management, Inc. (with respect to the Ivy Securian Core Bond Fund and the Ivy Securian Real Estate Securities Fund)

•	Wilshire Associates Incorporated (with respect to the Ivy Wilshire Global Allocation Fund)

Each subadviser is referred to herein as a “Subadviser,” and the Management Agreement and the Investment Subadvisory Agreements are referred to collectively herein as the “Agreements.”

The Board’s Independent Trustees were assisted in their review by independent legal counsel and met with such counsel separately from representatives of IICO and the Subadvisers. Independent legal counsel explained the factors that the Board should consider as part of its review of the Agreements, all as outlined in a memorandum it had provided to the Board prior to the meeting, including, among other things, the nature and the quality of the services provided by IICO and the Subadvisers, profitability (including any fall-out benefits) from IICO’s and the Subadvisers’ relationships with each series of the Trust (each, a “Fund” and together, the “Funds”), economies of scale, the role played by the Independent Trustees, and information on comparative fees and expenses. The Independent Trustees also considered the written responses and materials produced by IICO and each Subadviser in response to 15(c) due diligence request lists submitted by the Independent Trustees’ legal counsel prior to the meeting, as well as materials produced in response to a follow-up request list sent to IICO by independent legal counsel on behalf of the Independent Trustees. Included in those responses, which had been provided to the Board prior to the meeting, was a Fund-by-Fund profitability analysis prepared by IICO, as well as an explanation of the methodology by which the profitability analysis was calculated. The Board also received extensive materials on performance, expenses and comparable fund information from Broadridge, Inc. (“Broadridge”), an independent mutual fund rating service. Finally, the Independent Trustees received and reviewed a considerable amount of information that their independent fee consultant had provided to them. The Independent Trustees previously had reviewed and discussed these materials during a telephonic meeting in July 2019. They further reviewed these materials among themselves, with their independent legal counsel and the independent fee consultant, and with the other Board members at executive sessions of the Independent Trustees at the August 13-14, 2019 Board meeting, during which the Board considered various factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Board’s determination to approve the Agreements are discussed separately below.

Nature, Extent and Quality of Services

The Board considered the nature, extent and quality of services provided to the Funds by IICO and each Subadviser, taking into account the large amount of materials produced by IICO and the Subadvisers in response to the 15(c) due diligence requests submitted on its behalf by independent legal counsel to the Independent Trustees.

2019	ANNUAL REPORT	193

The Board also took into account the report from its Investment Oversight Committee (the “IOC”), in light of that committee’s duties to assist the Board in the 15(c) process. The IOC had reported to the Board on its review of the performance of the Funds, IICO’s investment risk management function, and the changes IICO and its affiliates have been undertaking for the Trust and the overall fund complex. As such, the Board examined all of IICO’s activities in light of performance and expense structure, as well as the overall rationalization of the fund complex (both completed and/or proposed), which is designed to provide economies of scale to the shareholders, reduce the Funds’ expenses and enhance the performance of the Funds, particularly in the context of substantial industry change and regulatory developments.

The Board likewise considered the knowledge it had received from its regular meetings, including from the materials provided in connection with those meetings, such as the resources and key personnel of IICO and each Subadviser, as well as the other services provided to the Funds by IICO and each Subadviser, as applicable (e.g., managing the quality of execution of portfolio transactions and the selection of broker-dealers for those transactions, monitoring adherence to each Fund’s investment restrictions, producing reports, providing support services for the Board and its committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various Fund policies and procedures and with applicable laws and regulations). The Board also took into account the compliance environment at IICO and each Subadviser, noting the resources that each entity has dedicated towards compliance. The Board concluded that the nature and extent of the services provided by IICO and each Subadviser were appropriate, that the quality of those services had been consistent with quality norms in the industry and that the Funds were likely to benefit from the continued provision of those services.

Benefits from the Relationship with the Funds

The Board next discussed whether IICO or any Subadviser derives any other direct or indirect benefit from serving the Funds. In that regard, the Board discussed the transfer agency and shareholder servicing fees that Waddell & Reed Services Company (“WISC”), an affiliate of IICO, has provided to the Funds. The Board took note of the caps that management previously had agreed to on shareholder servicing costs. The Board also considered the benefits that accrue to each service provider organization from its respective relationship with the Funds, including the fact that a variety of services are provided by affiliates of IICO, including distribution, administrative and Fund accounting services, and, as discussed above, shareholder servicing. The Board also considered management’s proposal to outsource the transactional processing operations of WISC to a sub-agent for the Funds, which is designed to achieve greater efficiencies and savings for Fund shareholders over time. After full consideration of these and other factors, the Board concluded that none of IICO, any Subadviser or any of their affiliates receives any additional direct or indirect benefits that would preclude the Board from approving the continuation of the Management Agreement with IICO or any Investment Subadvisory Agreement with a Subadviser.

Economies of Scale

The Board discussed whether economies of scale are being realized by the Funds and whether fee levels reflect those economies of scale for the benefit of the Funds’ shareholders. The Board considered the fact that as a Fund’s assets have grown, the expenses of that Fund generally have fallen. Additionally, in that regard, the Board considered the various initiatives that IICO has undertaken to seek to rationalize the fund complex.

Performance of the Funds and Costs of Services Provided

The Board considered the performance of each Fund and the costs of the services provided, focusing in particular on a number of Funds that the independent fee consultant had identified. Specifically, the Board examined the investment performance of each Fund, including the percentile ranking of each Fund over various periods of time. The Board also examined the performance of each Fund against its respective benchmark index and peer funds for the same periods. After extensively reviewing all of the performance information provided, the Board concluded that the Funds’ performance in each asset class was acceptable. Although the performance of some of the focus Funds identified by the independent fee consultant lagged that of their peers or respective benchmark index, the Board recognized that IICO, or the applicable Subadviser, had taken, or was taking, steps to address that underperformance, and determined to continue to monitor closely the performance of those Funds.

The Board also considered the expenses and expense ratio of each Fund, and the expense limitation and fee reduction arrangements entered into by IICO in light of the services provided by IICO and each Subadviser. The Board also compared each Fund’s expenses, including advisory, distribution and shareholder servicing fees, with the expenses and advisory fees of other investment advisers managing similarly situated funds, as well as the advisory fees that IICO (or an affiliate) charges for providing advisory services to other accounts in the same asset class for certain Funds. In that regard, the Board noted that IICO performs significant additional services for the Funds as compared to those other accounts. The Board also took into account the information on IICO’s profitability in managing the Funds, including the methodology used to calculate profitability. The Board finally considered the amount of assets in each Fund, each Fund’s average account size and how those factors affect the Funds’ expense ratios, noting that, as the Funds’ assets have increased or decreased over

194	ANNUAL REPORT	2019

time, the expense ratios of the Funds generally have fallen or risen, respectively. After completing this examination, the Board concluded that each Fund’s expenses are appropriate at the current time.

Independent Fee Consultant Review

Independent legal counsel, on behalf of the Independent Trustees, engaged the independent fee consultant to assist them in evaluating the reasonableness of the management fees charged by IICO to all funds within the fund complex. The independent fee consultant’s review addressed the following fee-related factors:

1.	The nature, extent and quality of IICO’s services to the Funds;

2.	Management fees and expenses in the context of performance;

3.	Product category expenses, including peers;

4.	Profit margins of IICO’s parent from supplying such services;

5.	Subadviser and institutional fee analyses; and

6.	Possible economies of scale as a Fund grows larger.

The following summarizes the findings of the independent fee consultant retained by the Independent Trustees.

Summary Findings

The report stated that IICO delivered reasonable levels of performance in the longer-term periods and reasonable levels of service to the Funds in relation to its management fees as compared to the investment advisers of comparable funds. For the 36 months ended March 31, 2019, approximately 17% of the Funds were in the top quartile of performance and 29% of the Funds were in the top two quartiles of performance and that short-term performance of such Funds were showing signs of improvement. Specifically, the report noted that 58% of the Funds were in the top two quartiles in the one-year period, and that 28% of all such Funds had improving performance in their one-year period. The independent fee consultant noted that the Funds’ performance appeared to be grounded in a number of institutional competitive advantages at IICO, including investment management depth, ability to attract top talent, proactive management, performance-focused culture, economic analysis and an effective trading infrastructure.

The report further indicated that total expenses of the funds in the complex, on average, were 3% over the average total expenses of their respective Broadridge Expense Group peers and 1% under the average total expenses for their Broadridge Expense Universe peers. The net management fees for the Funds were 2% over the average net management fees of their respective Broadridge Expense Group peers and 7% over the average net management fees for their Broadridge Expense Universes. The report also stated that, when compared to expenses from the prior year, net management fees deceased by 1.5%, while total expenses decreased by 1%.

The report also stated that the management fees IICO charges to the Funds are reasonable in relation to the management fees it charges to its institutional account clients. The report noted that these institutional account clients have different service and infrastructure needs and in addition, the average spread between management fees IICO charged to the Funds and those it charges to institutional account clients is reasonable relative to the average fee spreads computed from industry surveys.

The report stated that while it was difficult to confirm overall economies of scale, it was clear that the Funds’ shareholders generally are benefitting from lower expenses as the Funds’ assets grow.

The report also noted that the overall profitability of IICO’s parent relative to other complexes is reasonable.

Finally, the report also examined the fees that IICO retains on Funds that are subadvised by unaffiliated Subadvisers and indicated that those fees are reasonable relative to the industry. The report also stated that the subadvisory fees that IICO earns for serving as a subadviser to an unaffiliated fund when compared to fees of similar Funds likewise are reasonable relative to the industry.

Conclusions

The independent fee consultant’s report concluded that it believes that the services provided by IICO and its affiliates and expenses incurred by the Funds in the previous 12 months are reasonable and provide adequate justification for renewal of the Funds’ existing Agreements.

2019	ANNUAL REPORT	195

ANNUAL PRIVACY NOTICE	IVY FUNDS

(UNAUDITED)

The following privacy notice is issued by Ivy Funds (the “Funds”), Ivy Investment Management Company (“IICO”) and Ivy Distributors, Inc. (“IDI”).

Information Collected

We collect nonpublic personal information about you from your account application and other forms that you may deliver to us, and from your transactions with us and our affiliates. This is information that regulators consider necessary for the proper servicing of your account. In order to affect your transactions and service your account properly, we may disclose all of the information that we collect, as described above, to firms that assist us in servicing your account, such as our transfer agent.

Confidentiality of Information Collected

All records containing your nonpublic personal information are kept at our various service providers. These entities include IICO, IDI and our transfer agent and administrative services provider. We require these affiliates, and any non-affiliated service providers, to protect the confidentiality of your information and to use the information only for the purposes for which disclosure to them is made. The Funds, IICO, IDI and other service providers restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you and maintain physical, electronic, and procedural safeguards that comply with federal standards to maintain the security of your nonpublic personal information.

Disclosure of Information in Limited Circumstances

We do not disclose nonpublic personal information about present or former customers to nonaffiliated third parties, except as permitted or required by law. In connection with servicing your account, your nonpublic personal information may be shared among the entities named in this notice, their affiliates, and non-affiliates, including a transfer agent or other service companies. We will adhere to the policies and practices above for both current and former customers.

196	ANNUAL REPORT	2019

PROXY VOTING INFORMATION	IVY FUNDS

(UNAUDITED)

Proxy Voting Guidelines

A description of the policies and procedures Ivy Funds uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.888.923.3355 and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Records

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Form N-PX through the Ivy Investments’ website at www.ivyinvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE INFORMATION	IVY FUNDS

Portfolio holdings can be found on the Trust’s website at www.ivyinvestments.com. Alternatively, a complete schedule of portfolio holdings of each Fund for the first and third quarters of each fiscal year is filed with the SEC and can be found on the Trust’s Form N-Q and/or Form NPORT-EX. These holdings may be viewed in the following ways:

•	On the SEC’s website at www.sec.gov.

•	For review and copy at the SEC’s Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

HOUSEHOLDING NOTICE	IVY FUNDS

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Trust) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800.532.2749.

Write to us at the address listed on the back cover.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

TO ALL TRADITIONAL IRA PLANHOLDERS:	IVY FUNDS

As required by law, we are hereby providing notice to you that income tax may be withheld automatically from any distribution or withdrawal from a traditional IRA. A Fund is generally required to withhold taxes unless you make a written election not to have taxes withheld. The election may be made on the distribution/withdrawal form provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W–4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

2019	ANNUAL REPORT	197

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198	ANNUAL REPORT	2019

THE IVY FUNDS FAMILY

Domestic Equity Funds

Ivy Accumulative Fund

Ivy Core Equity Fund

Ivy Large Cap Growth Fund

Ivy Mid Cap Growth Fund

Ivy Mid Cap Income Opportunities Fund

Ivy Small Cap Core Fund

Ivy Small Cap Growth Fund

Ivy Value Fund

Global/International Funds

Ivy Emerging Markets Equity Fund

Ivy Global Equity Income Fund

Ivy Global Growth Fund

Ivy International Small Cap Fund

Ivy International Core Equity Fund

Ivy Managed International Opportunities Fund

Ivy Pictet Emerging Markets Local Currency Debt Fund

Ivy Pzena International Value Fund

Index Funds

Ivy ProShares Interest Rate Hedged High Yield Index Fund

Ivy ProShares MSCI ACWI Index Fund

Ivy ProShares Russell 2000 Dividend Growers Index Fund

Ivy ProShares S&P 500 Bond Index Fund

Ivy ProShares S&P 500 Dividend Aristocrats Index Fund

Speciality Funds

Ivy Apollo Multi-Asset Income Fund

Ivy Asset Strategy Fund

Ivy Balanced Fund

Ivy Energy Fund

Ivy LaSalle Global Real Estate Fund

Ivy Natural Resources Fund

Ivy Science and Technology Fund

Ivy Securian Real Estate Securities Fund

Ivy Wilshire Global Allocation Fund

Fixed Income Funds

Ivy Apollo Strategic Income Fund

Ivy California Municipal High Income Fund

Ivy Corporate Bond Fund

Ivy Crossover Credit Fund

Ivy Global Bond Fund

Ivy Government Securities Fund

Ivy High Income Fund

Ivy Limited-Term Bond Fund

Ivy Municipal Bond Fund

Ivy Municipal High Income Fund

Ivy Pictet Targeted Return Bond Fund

Ivy PineBridge High Yield Fund

Ivy Securian Core Bond Fund

Money Market Funds

Ivy Cash Management Fund

Ivy Government Money Market Fund

1.888.923.3355

Visit us online at www.ivyinvestments.com

The Ivy Funds are managed by Ivy Investment Management Company and distributed by its subsidiary, Ivy Distributors, Inc.

Before investing, investors should consider carefully the investment objectives, risks, charges and expenses of a mutual fund. This and other important information is contained in the prospectus and summary prospectus, which may be obtained at www.ivyinvestments.com or from a financial advisor. Read it carefully before investing.

2019	ANNUAL REPORT	199

ANN-IVYALT (9-19)

Annual Report SEPTEMBER 30, 2019

Ticker
	Class A	Class E	Class I	Class N	Class R
IVY FUNDS

Ivy ProShares Interest Rate Hedged High Yield Index Fund	IAIRX	IIREX	IIIRX	IIRNX	IIRRX

Ivy ProShares MSCI ACWI Index Fund	IMWAX	IMWEX	IMWIX	IMCNX	IMCRX

Ivy ProShares Russell 2000 Dividend Growers Index Fund	IRUAX	IRUEX	IRUIX	IRUNX	IRURX

Ivy ProShares S&P 500 Bond Index Fund	IAPRX	IPREX	IPRIX	IPRNX	IPRRX

Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	IDAAX	IDAEX	IDAIX	IDANX	IDARX

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission (SEC), paper copies of the Funds’ Annual and Semiannual Shareholder Reports no longer will be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Ivy Investments website (www.ivyinvestments.com), and you will be notified by mail each time a report is posted, and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (e.g., a broker-dealer or bank) or, if you are a direct investor, by calling 1-888-923-3355 or by enrolling at www.ivyinvestments.com.

You may elect to receive all future reports in paper format free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you may call 1-888-923-3355 to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper format will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Fund Complex if you invest directly with the Funds.

IVY INVESTMENTS® refers to the financial services offered by Ivy Distributors, Inc., a FINRA member broker dealer and the distributor of IVY FUNDS® mutual funds, and those financial services offered by its affiliates.

CONTENTS	IVY FUNDS

This report is submitted for the general information of the shareholders of Ivy Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a current Ivy Funds prospectus, or summary prospectus, and current performance information.

2

PRESIDENT’S LETTER	IVY FUNDS

SEPTEMBER 30, 2019 (UNAUDITED)
Philip J. Sanders, CFA

Dear Shareholder,

We saw a little bit of everything during the fiscal period. The start of the fiscal year witnessed dramatic market volatility and, at the end of 2018, the worst quarter for U.S. equities since 2011. Equity markets roared back following the sharp correction, with the S&P 500 Index advancing more than 20% in 2019, as of Sept. 30, and every sector posting gains. The rally had a pro-cyclical component, as information technology and real estate delivered the strongest sector returns, while energy and health care were the laggards.

The U.S. economy remains relatively healthy and remains in the longest economic expansion in U.S. history despite uncertainty about trade and signs of global weakening. We believe the underlying fundamentals — a strong job market, rising wages and low inflation — support continued growth during the rest of 2019. However, U.S. trade policy remains a wildcard and poses a major threat to the current expansion.

The U.S. Federal Reserve (Fed) held steady on interest rates for the first half of 2019, but cut the federal funds rate by 25 basis points in July and then again in September. The federal funds target range currently is 1.75-2.0%. Increasing pressures from trade turmoil and uncertainty around the strength of global growth led the Fed to become more accommodative, and we believe one additional rate cut is likely by calendar year’s end.

The pace of economic growth in Europe has weakened during the fiscal period, mainly due to the drag of global trade and Brexit uncertainty. We anticipate eurozone growth will remain weak through the rest of the year, but could see some stabilization by the end of 2019. The European Central Bank introduced a broad stimulus package in September, including lower rates, a reboot of quantitative easing and a commitment to maintain these initiatives until inflation moves toward its target of just below 2%. With core inflation currently around 1%, we expect these policies to be in place for at least the next year or two.

Emerging markets faced multiple headwinds over the fiscal year, namely a strong dollar, China’s focus on deleveraging and regulation, trade wars, volatile energy prices and increased geopolitical risks. Despite near-term concerns and likely volatility across the global equity market, we believe the long-term fundamentals in emerging markets will continue to offer opportunities. By comparison, U.S. equities broadly have benefitted from a more attractive growth rate, which was the result of tax reform, lower regulatory pressures and repatriation of overseas earnings.

Looking ahead, we believe equities face intensifying headwinds as the pace of global growth slows and trade turmoil lingers. As we examine the investment landscape, we continue to put greater emphasis on the fundamentals and quality of asset classes and sectors. We believe it is important to stay focused on the merits of individual market sectors, industries and companies when making investment decisions. Those fundamentals historically have tended to outweigh external factors such as government policies and regulations. While those can affect every business and every investor, we think the innovation and management skill within individual companies are the ultimate drivers of long-term stock prices.

Economic Snapshot

	9/30/2019	9/30/2018
S&P 500 Index	2,976.74	2,913.98
MSCI EAFE Index	1,889.36	1,973.60
10-Year Treasury Yield	1.68%	3.05%
U.S. unemployment rate	3.5%	3.7%
30-year fixed mortgage rate	3.64%	4.72%
Oil price per barrel	$54.07	$73.25

Sources: Bloomberg, U.S. Department of Labor, MBA, CME

All government statistics shown are subject to periodic revision. The S&P 500 Index is an unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies. MSCI EAFE Index is an unmanaged index comprised of securities that represent the securities markets in Europe, Australasia and the Far East. It is not possible to invest directly in any of these indexes. Mortgage rates are from BankRate and reflect the overnight national average rate on a conventional 30-year fixed loan. Oil prices reflect the market price of West Texas intermediate grade crude.

Respectfully,

Philip J. Sanders, CFA

President

The opinions expressed in this letter are those of the President of the Ivy Funds and are current only through the end of the period of the report, as stated on the cover. The President’s views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

2019	ANNUAL REPORT	3

ILLUSTRATION OF FUND EXPENSES	IVY FUNDS

(UNAUDITED)

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, exchange fees and account fees; and (2) ongoing costs, including management fees, distribution and service fees, and other Fund expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended September 30, 2019.

Actual Expenses

The first section in the following table provides information about actual account values and actual expenses for each share class. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. There may be additional fees charged to holders of certain accounts that are not included in the expenses shown in the table. Fees apply to Individual Retirement Accounts (IRAs), IRA Rollovers, Roth IRAs, Conversion Roth IRAs, Simplified Employee Pension (SEP), Savings Incentive Match Plan for Employees (SIMPLE) IRAs, Tax-Sheltered Accounts (TSAs), Keogh Plans, Owner Only 401(k) (Exclusive K) Plans and Final Pay Plans. As of the close of the six months covered by the table, a customer is charged an annual fee of $18 within each plan type. This fee is waived for IRA Rollovers and Conversion Roth IRAs if the customer owns another type of IRA. Coverdell Education Savings Account plans are charged an annual fee of $10 per customer. With limited exceptions, for Class A shares, if your Fund account balance is below $650 on the Friday prior to the last full week of September of each year, the account will be assessed an account fee of $20. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value as such additional expenses are not reflected in the information provided in the following table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second section in the following table provides information about hypothetical account values and hypothetical expenses for each share class based on the Fund’s actual expense ratio and an assumed rate of return of five percent per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this five percent hypothetical example with the five percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), exchange fees or account fees. Therefore, the second section in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expenses paid may be impacted by expense reduction arrangements. If those arrangements had not been in place, expenses paid would have been higher. See Note 5 in Notes to Financial Statements for further information.

	Actual(1)			Hypothetical(2)			Annualized Expense Ratio Based on the Six-Month Period
Fund	Beginning Account Value 3-31-19	Ending Account Value 9-30-19	Expenses Paid During Period*	Beginning Account Value 3-31-19	Ending Account Value 9-30-19	Expenses Paid During Period*
Ivy ProShares Interest Rate Hedged High Yield Index Fund
Class A	$1,000	$1,007.30	$4.52	$1,000	$1,020.55	$4.55	0.90%
Class E	$1,000	$1,007.30	$4.52	$1,000	$1,020.55	$4.55	0.90%
Class I	$1,000	$1,008.60	$3.31	$1,000	$1,021.81	$3.34	0.65%
Class N	$1,000	$1,009.60	$3.32	$1,000	$1,021.81	$3.34	0.65%
Class R	$1,000	$1,004.90	$7.02	$1,000	$1,018.03	$7.06	1.40%

See footnotes on page 5.

4	ANNUAL REPORT	2019

ILLUSTRATION OF FUND EXPENSES	IVY FUNDS

(UNAUDITED)

	Actual(1)			Hypothetical(2)			Annualized Expense Ratio Based on the Six-Month Period
Fund	Beginning Account Value 3-31-19	Ending Account Value 9-30-19	Expenses Paid During Period*	Beginning Account Value 3-31-19	Ending Account Value 9-30-19	Expenses Paid During Period*
Ivy ProShares MSCI ACWI Index Fund
Class A	$1,000	$1,034.10	$4.58	$1,000	$1,020.55	$4.55	0.90%
Class E	$1,000	$1,034.00	$3.76	$1,000	$1,021.37	$3.74	0.74%
Class I	$1,000	$1,034.50	$3.36	$1,000	$1,021.81	$3.34	0.65%
Class N	$1,000	$1,034.50	$3.36	$1,000	$1,021.81	$3.34	0.65%
Class R	$1,000	$1,030.70	$7.11	$1,000	$1,018.04	$7.06	1.40%
Ivy ProShares Russell 2000 Dividend Growers Index Fund
Class A	$1,000	$1,027.90	$4.56	$1,000	$1,020.55	$4.55	0.90%
Class E	$1,000	$1,027.80	$3.65	$1,000	$1,021.42	$3.64	0.73%
Class I	$1,000	$1,029.20	$3.35	$1,000	$1,021.81	$3.34	0.65%
Class N	$1,000	$1,029.20	$3.15	$1,000	$1,021.93	$3.13	0.63%
Class R	$1,000	$1,025.40	$6.89	$1,000	$1,018.31	$6.86	1.35%
Ivy ProShares S&P 500 Bond Index Fund
Class A	$1,000	$1,075.40	$3.42	$1,000	$1,021.81	$3.34	0.65%
Class E	$1,000	$1,074.70	$3.11	$1,000	$1,022.06	$3.03	0.60%
Class I	$1,000	$1,075.70	$2.08	$1,000	$1,023.06	$2.02	0.40%
Class N	$1,000	$1,075.70	$2.08	$1,000	$1,023.06	$2.02	0.40%
Class R	$1,000	$1,072.70	$6.01	$1,000	$1,019.29	$5.86	1.15%
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund
Class A	$1,000	$1,065.30	$3.92	$1,000	$1,021.31	$3.84	0.75%
Class E	$1,000	$1,065.40	$3.61	$1,000	$1,021.53	$3.54	0.71%
Class I	$1,000	$1,066.50	$2.58	$1,000	$1,022.56	$2.53	0.50%
Class N	$1,000	$1,066.50	$2.58	$1,000	$1,022.56	$2.53	0.50%
Class R	$1,000	$1,061.80	$6.49	$1,000	$1,018.80	$6.36	1.25%

*

Fund expenses for each share class are equal to the Fund’s annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 183 days in the six-month period ended September 30, 2019, and divided by 365.

(1)

This section uses the Fund’s actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The “Ending Account Value” shown is computed using the Fund’s actual return and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column of this section.

(2)

This section uses a hypothetical five percent annual return and actual Fund expenses. It helps to compare the Fund’s ongoing costs with other mutual funds. A shareholder can compare the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustrations are based on ongoing costs only and do not include any transactional costs, such as sales loads or exchange fees.

2019	ANNUAL REPORT	5

MANAGEMENT DISCUSSION
Ivy ProShares Index Funds

(UNAUDITED)

Investment strategies and techniques

Each Ivy ProShares Index Fund (each, a “Fund” and collectively, the “Funds”) are designed to match, before fees and expenses, the performance of an underlying index both on a single day and an over time basis. ProShare Advisors LLC (ProShares), the Funds’ investment sub-adviser, uses a passive approach in seeking to achieve the investment objective of each Fund. Each Fund attempts to achieve its investment objective by investing substantially all of its assets in investments that make up its underlying index or in financial instruments that ProShares believes are likely to simulate movements in each Fund’s index. Using this approach, ProShares determines the type, quantity and mix of investment positions that a Fund should hold to track the performance of its index.

As index funds, the Funds are “passively managed.” This means that when managing the Funds, ProShares does not invest the assets of the Funds in securities or financial instruments based on its view of the investment merit of a particular security, instrument, or company. In addition, ProShares does not conduct conventional investment research or analysis; forecast market movements, trends or market conditions; or take defensive positions in managing assets of the Funds.

The Funds may not be able to replicate exposure to their respective index and may employ various techniques that ProShares believes should, when combined with other investment management techniques, help simulate the movement of each Fund’s index. Each Fund also may make use of investment techniques to track its index, including the use of swap agreements, credit default swaps, futures contracts, forward contracts, and similar instruments (collectively, “derivatives”). Funds using these techniques are exposed to risks different from, or possibly greater than, the risks associated with investing directly in securities, including one or more of the following: counterparty risk (i.e., the risk that a counterparty is unable or unwilling to make timely payments) on the amount the Fund expects to receive from a derivatives counterparty, liquidity risk (i.e., the ability of a Fund to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShares), and increased correlation risk (i.e., the Fund’s ability to achieve a high degree of correlation with its index). If a counterparty becomes bankrupt, or fails to perform its obligations, the value of an investment in the Fund may decline. With respect to swaps and forward contracts, the Funds seek to mitigate these risks by generally requiring derivatives counterparties to post collateral for the benefit of each Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owes the Fund, subject to certain minimum thresholds. The Funds primarily enter into derivatives with counterparties that are major global financial institutions. Any costs associated with using derivatives will have the effect of lowering the Fund’s return.

Factors that Materially Affected the Performance of Each Fund during the Year Ending September 30, 2019

Primary factors affecting the Funds’ performance for the fiscal year ending September 30, 2019, before fees and expenses, include the following: transaction costs to purchase and sell underlying securities within an index; the total return of the securities and any derivatives held by the Funds, including the performance of the reference assets to which any derivatives are linked; financing rates paid or earned by the Funds associated with cash and, in certain cases, derivative positions; stock dividends, premiums and bond yields paid or earned by the Funds (including those included in the total return of derivatives contracts); the types of derivatives contracts (if any) used by the Funds and their correlation to the relevant index; and other miscellaneous factors.

Index Performance: The performance of each Fund’s index and, in turn, the factors and market conditions affecting that index are principal factors driving Fund performance.

Financing Rates Associated with Derivatives: The performance of Funds that use derivatives may be impacted by the related financing costs. Instruments such as futures carry implied financing costs. Forward and swap financing rates are negotiated between the Funds and their counterparties and are typically set at the one-week/one-month London Interbank Offered Rate (“LIBOR”) plus or minus a negotiated spread. Each Fund with long exposure via derivatives was generally negatively affected by financing rates. Conversely, most Funds with short derivative exposure generally benefited from financing rates. However, in low interest rate environments, LIBOR adjusted by the spread may actually result in a Fund with short exposure also being negatively affected by financing rates.

Stock Dividends and Bond Yields: The performance of Funds that provide long exposure was positively impacted by capturing the dividend, premium or income yield of the underlying assets to which they have exposure. The performance of Funds was negatively impacted by virtue of effectively having to pay out the dividend, premium or income yield (or a multiple thereof, as applicable) associated with the assets to which they have short exposure.

Fees, Expenses, and Transaction Costs: Fees and expenses are listed in the financial statements of each Fund and may generally be higher and thus have a more negative impact on performance than compared to many traditional index-based

6	ANNUAL REPORT	2019

funds. Transaction costs are not reflected in the Funds’ expense ratios. Transaction costs are generally higher for Funds whose indexes are more volatile, that invest in foreign securities, and for Funds that hold or have exposure to assets that are comparatively less liquid than other Funds.

Miscellaneous factors: Each Fund holds a mix of securities and/or derivatives that is designed to provide returns that seek to achieve its investment objective. Certain Funds may obtain exposure to only a representative sample of the securities of their index and may not have investment exposure to all securities of the index or may have weightings that are different from that of its index. Certain Funds may also obtain exposure to securities not contained in the relevant index or in financial instruments.

Fund Management Teams

Ivy ProShares Interest Rate Hedged High Yield Index Fund;

Ivy ProShares S&P 500 Bond Index Fund

Benjamin McAbee and Alexander Ilyasov of ProShares share responsibility for the day-to-day management of the Ivy ProShares Interest Rate Hedged High Yield Index Fund and Ivy ProShares S&P 500 Bond Index Fund. Mr. McAbee has managed the Funds since the Funds’ inception in 2017. Mr. Ilyasov has served as co-portfolio manager for the Funds since 2019.

Ivy ProShares S&P 500 Dividend Aristocrats Index Fund;

Ivy ProShares Russell 2000 Dividend Growers Index Fund

Michael Neches and Devin Sullivan of ProShares share responsibility for the day-to-day management of the Ivy ProShares S&P 500 Dividend Aristocrats Index Fund and Ivy ProShares Russell 2000 Dividend Growers Index Fund. Mr. Neches has managed the Funds since the Funds’ inception in 2017. Mr. Sullivan has served as co-portfolio manager for the Funds since 2018.

Ivy ProShares MSCI ACWI Index Fund

Scott Hanson and Ryan Dofflemeyer of ProShares share responsibility for the day-to-day management of Ivy ProShares MSCI ACWI Index Fund. Mr. Hanson has managed the Fund since its inception in 2017. Mr. Dofflemeyer has served as co-portfolio manager for the Fund since 2019.

Fiscal Year Performance

For the Period Ended September 30, 2019
Ivy ProShares Interest Rate Hedged High Yield Index Fund	0.15%
(Class A shares at net asset value)
Ivy ProShares Interest Rate Hedged High Yield Index Fund	-2.38%
(Class A shares including sales charges)

Benchmark(s) and Morningstar Category
FTSE High Yield (Treasury Rate-Hedged) Index	1.31%
(generally reflects the performance of high yield debt issued by companies domiciled in the U.S. or Canada)
Morningstar High Yield Bond Category Average	5.27%
(generally reflects the performance of the universe of funds with similar investment objectives)
Ivy ProShares MSCI ACWI Index Fund	1.14%
(Class A shares at net asset value)
Ivy ProShares MSCI ACWI Index Fund	-1.36%
(Class A shares including sales charges)

Benchmark(s) and Morningstar Category
MSCI ACWI Index	1.38%
(generally reflects the performance of developed and emerging-market equities)
Morningstar World Large Stock Category Average	1.14%
(generally reflects the performance of the universe of funds with similar investment objectives)
Ivy ProShares Russell 2000 Dividend Growers Index Fund	2.31%
(Class A shares at net asset value)
Ivy ProShares Russell 2000 Dividend Growers Index Fund	-0.24%
(Class A shares including sales charges)

2019	ANNUAL REPORT	7

Benchmark(s) and Morningstar Category
Russell 2000 Dividend Growth Index	3.23%
(generally reflects the performance of small-cap companies that have increased dividends every year for the last 10 consecutive years)
Morningstar Small Blend Category Average	-7.72%
(generally reflects the performance of the universe of funds with similar investment objectives)
Ivy ProShares S&P 500 Bond Index Fund	12.46%
(Class A shares at net asset value
Ivy ProShares S&P 500 Bond Index Fund	9.61%
(Class A shares including sales charges)

Benchmark(s) and Morningstar Category
S&P 500/MarketAxess Investment Grade Corporate Bond Index	13.37%
(generally reflects the performance of high yield debt issued in the U.S. by S&P 500 companies)
Morningstar Corporate Bond Category Average	10.90%
(generally reflects the performance of the universe of funds with similar investment objectives)
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	9.04%
(Class A shares at net asset value)
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	6.28%
(Class A shares including sales charges)

Benchmark(s) and Morningstar Category
S&P 500 Dividend Aristocrats Index	9.91%
(generally reflects the performance of large-cap companies that have increased dividends every year for the last 25 consecutive years)
Morningstar Large Blend Category Average	3.00%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses, while index returns do not include any such fees.

Performance shown at net asset value (NAV) does not include the effects of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Funds’ shares will change, and you could lose money on your investment.

For Ivy ProShares MSCI ACWI Index Fund, international investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These risks are magnified in emerging markets.

For Ivy ProShares S&P 500 Bond Index Fund, fixed-income securities are subject to interest rate risk and, as such, the Fund’s NAV may fall as interest rates rise.

For Ivy ProShares Interest Rate Hedged High Yield Index Fund, the use of derivatives presents several risks including the risk that fluctuation in the values of the derivatives may not correlate perfectly with the overall securities markets or with the underlying asset from which the derivative’s value is derived. Moreover, some derivatives are more sensitive to interest rate changes and market fluctuations than others, and the risk of loss may be greater than if the derivative technique(s) had not been used. Derivatives also may be subject to counterparty risk, which includes the risk that a loss may be sustained by the Fund as a result of the insolvency or bankruptcy of, or other non-compliance by, another party to the transaction.

These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the Funds’ portfolio managers and are current only through the end of the period of the report as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The indexes noted are unmanaged, include reinvested dividends, and do not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy ProShares Index Funds.

8	ANNUAL REPORT	2019

PORTFOLIO HIGHLIGHTS	IVY PROSHARES INTEREST RATE HEDGED HIGH YIELD INDEX FUND

ALL DATA IS AS OF SEPTEMBER 30, 2019 (UNAUDITED)

Asset Allocation

Bonds	96.7%
Corporate Debt Securities	96.7%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	3.3%

Quality Weightings

Non-Investment Grade	96.7%
BB	38.9%
B	40.4%
CCC	16.8%
Below CCC	0.6%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	3.3%

Our preference is to always use ratings obtained from Standard & Poor’s, Moody’s, and Fitch. It is each Portfolio’s general policy to classify such security at the lower rating level if only two ratings are available. If more than two ratings are available and a median exists, the median is used. If more than two ratings exist without a median, the lower of the two middle ratings is used. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2019	ANNUAL REPORT	9

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY PROSHARES INTEREST RATE HEDGED HIGH YIELD INDEX FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class E	Class I	Class N	Class R
1-year period ended 9-30-19	-2.38%	-2.38%	0.39%	0.50%	-0.33%
5-year period ended 9-30-19	—	—	—	—	—
10-year period ended 9-30-19	—	—	—	—	—
Since Inception of Class through 9-30-19(4)	1.98%	1.98%	3.30%	3.34%	2.57%

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A and Class E Shares carry a maximum front-end sales load of 2.50%. Class I, Class N and Class R shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)

4-20-17 for Class A shares, 4-20-17 for Class E shares, 4-20-17 for Class I shares, 4-20-17 for Class N shares and 4-20-17 for Class R shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

10	ANNUAL REPORT	2019

SCHEDULE OF INVESTMENTS	IVY PROSHARES INTEREST RATE HEDGED HIGH YIELD INDEX FUND (in thousands)

SEPTEMBER 30, 2019

CORPORATE DEBT SECURITIES	Principal	Value
Communication Services

Alternative Carriers – 3.2%
CommScope Finance LLC,
6.000%, 3–1–26 (A)	$400	$414
CommScope Technologies LLC (GTD by CommScope, Inc.),
6.000%, 6–15–25 (A)	410	370
Level 3 Financing, Inc. (GTD by Level 3 Parent LLC),
4.625%, 9–15–27 (A)	300	303
Zayo Group LLC and Zayo Capital, Inc.:
6.000%, 4–1–23	390	400
5.750%, 1–15–27 (A)	413	422

		1,909

Broadcasting – 4.1%
AMC Networks, Inc.,
5.000%, 4–1–24	250	258
Clear Channel Outdoor Holdings, Inc.,
5.125%, 8–15–27 (A)	115	120
Clear Channel Worldwide Holdings, Inc.,
9.250%, 2–15–24 (A)	516	567
Nexstar Escrow, Inc.,
5.625%, 7–15–27 (A)	175	183
Sirius XM Radio, Inc.:
4.625%, 7–15–24 (A)	275	285
5.000%, 8–1–27 (A)	490	506
TEGNA, Inc.,
5.000%, 9–15–29 (A)	220	222
Univision Communications, Inc.,
5.125%, 2–15–25 (A)	350	340

		2,481

Cable & Satellite – 5.6%
CCO Holdings LLC and CCO Holdings Capital Corp.:
5.125%, 5–1–27 (A)	681	711
5.000%, 2–1–28 (A)	570	589
CSC Holdings LLC,
6.500%, 2–1–29 (A)	425	472
DISH DBS Corp.:
5.875%, 11–15–24	476	472
7.750%, 7–1–26	675	688
Neptune Finco Corp.,
10.875%, 10–15–25 (A)	400	453

		3,385

Integrated Telecommunication Services – 3.3%
CenturyLink, Inc.,
7.500%, 4–1–24	395	442
Frontier Communications Corp.:
10.500%, 9–15–22	535	246
11.000%, 9–15–25	867	392
Sprint Corp.:
7.625%, 2–15–25	300	330
7.625%, 3–1–26	300	331
West Corp.,
8.500%, 10–15–25 (A)	300	241

		1,982

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Movies & Entertainment – 2.5%
iHeartCommunications, Inc.,
8.375%, 5–1–27	$385	$416
Netflix, Inc.:
4.875%, 4–15–28	580	590
5.875%, 11–15–28	470	510

		1,516

Publishing – 0.5%
Meredith Corp.,
6.875%, 2–1–26	300	305

Wireless Telecommunication Service – 1.6%
SBA Communications Corp.,
4.875%, 9–1–24	255	264
T-Mobile USA, Inc.:
6.500%, 1–15–26	530	570
4.750%, 2–1–28	115	120

		954

Total Communication Services – 20.8%		12,532
Consumer Discretionary

Auto Parts & Equipment – 1.4%
Panther BF Aggregator 2 L.P.:
6.250%, 5–15–26 (A)	275	289
8.500%, 5–15–27 (A)	530	537

		826

Automobile Manufacturers – 0.7%
Tesla, Inc. (GTD by SolarCity Corp.),
5.300%, 8–15–25 (A)	456	409

Automotive Retail – 0.4%
Allison Transmission, Inc.,
5.000%, 10–1–24 (A)	265	271

Casinos & Gaming – 4.1%
CRC Escrow Issuer LLC and CRC Finco, Inc.,
5.250%, 10–15–25 (A)	420	429
Golden Nugget, Inc.,
6.750%, 10–15–24 (A)	305	313
MGM Growth Properties Operating Partnership L.P. and MGP Finance Co-Issuer, Inc.,
5.625%, 5–1–24	210	230
MGM Resorts International,
6.000%, 3–15–23	369	406
Scientific Games International, Inc. (GTD by Scientific Games Corp.):
10.000%, 12–1–22	200	208
5.000%, 10–15–25 (A)	365	377
Wynn Las Vegas LLC and Wynn Las Vegas Capital Corp.,
5.500%, 3–1–25 (A)	500	525

		2,488

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Consumer Electronics – 0.5%
Spectrum Brands, Inc. (GTD by SB/RH Holdings),
5.750%, 7–15–25	$315	$329

Internet & Direct Marketing Retail – 0.7%
Argos Merger Sub, Inc.,
7.125%, 3–15–23 (A)	430	404

Leisure Facilities – 2.1%
Diamond Sports Group LLC and Diamond Sports Finance Co. (GTD by Diamond Sports Intermediate Holdings LLC):
5.375%, 8–15–26 (A)	440	457
6.625%, 8–15–27 (A)	500	518
Six Flags Entertainment Corp.,
4.875%, 7–31–24 (A)	262	271

		1,246

Leisure Products – 0.9%
Mattel, Inc.,
6.750%, 12–31–25 (A)	510	532

Restaurants – 3.7%
1011778 B.C. Unlimited Liability Co. and New Red Finance, Inc.:
4.250%, 5–15–24 (A)	411	423
5.000%, 10–15–25 (A)	766	791
Aramark Services, Inc. (GTD by Aramark Corp.),
5.000%, 2–1–28 (A)	310	322
KFC Holding Co., Pizza Hut Holdings LLC and Taco Bell of America LLC:
5.000%, 6–1–24 (A)	350	363
5.250%, 6–1–26 (A)	350	370

		2,269

Specialized Consumer Services – 1.0%
Uber Technologies, Inc.:
8.000%, 11–1–26 (A)	425	430
7.500%, 9–15–27 (A)	160	160

		590

Specialty Stores – 2.3%
PetSmart, Inc.,
5.875%, 6–1–25 (A)	543	541
Staples, Inc.:
7.500%, 4–15–26 (A)	550	567
10.750%, 4–15–27 (A)	275	282

		1,390

Tires & Rubber – 0.5%
Goodyear Tire & Rubber Co. (The),
5.125%, 11–15–23	300	304

Total Consumer Discretionary – 18.3%		11,058

2019	ANNUAL REPORT	11

SCHEDULE OF INVESTMENTS	IVY PROSHARES INTEREST RATE HEDGED HIGH YIELD INDEX FUND (in thousands)

SEPTEMBER 30, 2019

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Consumer Staples

Agricultural Products – 0.3%
NBM U.S. Holdings, Inc.,
7.000%, 5–14–26 (A)	$200	$210

Drug Retail – 0.6%
Rite Aid Corp.,
6.125%, 4–1–23 (A)	485	385

Food Distributors – 0.3%
Performance Food Group, Inc.,
5.500%, 10–15–27 (A)	165	173

Food Retail – 1.2%
Albertsons Cos. LLC, Safeway, Inc., New Albertson’s, Inc. and Albertson’s LLC:
6.625%, 6–15–24	300	314
5.750%, 3–15–25	375	386

		700

Packaged Foods & Meats – 1.9%
JBS USA, JBS USA Food Co. and JBS USA Finance, Inc. (GTD by JBS S.A.),
6.500%, 4–15–29 (A)	250	278
Post Holdings, Inc.:
5.000%, 8–15–26 (A)	564	585
5.750%, 3–1–27 (A)	270	286

		1,149

Total Consumer Staples – 4.3%		2,617
Energy

Oil & Gas Equipment & Services – 0.6%
Brand Energy & Infrastructure Services, Inc.,
8.500%, 7–15–25 (A)	310	295
McDermott Escrow 1, Inc. and McDermott Escrow 2, Inc.,
10.625%, 5–1–24 (A)	350	81

		376

Oil & Gas Exploration & Production – 2.5%
Antero Resources Corp.,
5.125%, 12–1–22	300	263
California Resources Corp.,
8.000%, 12–15–22 (A)	513	254
Crownrock L.P.,
5.625%, 10–15–25 (A)	310	312
Matador Resources Co.,
5.875%, 9–15–26	330	331
Targa Resources Partners L.P.,
5.875%, 4–15–26	290	306

		1,466

Oil & Gas Storage & Transportation – 0.5%
Cheniere Energy Partners L.P.,
4.500%, 10–1–29 (A)	300	307

Total Energy – 3.6%		2,149

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Financials

Consumer Finance – 3.0%
Ally Financial, Inc.,
5.750%, 11–20–25	$264	$296
Quicken Loans, Inc.:
5.750%, 5–1–25 (A)	360	371
5.250%, 1–15–28 (A)	320	330
Springleaf Finance Corp.:
6.125%, 3–15–24	285	307
7.125%, 3–15–26	450	499

		1,803

Financial Exchanges & Data – 1.2%
Refinitiv U.S. Holdings, Inc.:
6.250%, 5–15–26 (A)	150	161
8.250%, 11–15–26 (A)	515	568

		729

Other Diversified Financial Services – 1.2%
Icahn Enterprises L.P. and Icahn Enterprises Finance Corp.:
6.250%, 2–1–22	500	513
6.250%, 5–15–26 (A)	200	210

		723

Property & Casualty Insurance – 0.6%
Hub International Ltd.,
7.000%, 5–1–26 (A)	350	360

Specialized Finance – 2.2%
Banff Merger Sub, Inc.,
9.750%, 9–1–26 (A)	360	344
Diamond 1 Finance Corp. and Diamond 2 Finance Corp.:
5.875%, 6–15–21 (A)	231	235
7.125%, 6–15–24 (A)	481	507
Navient Corp.,
6.500%, 6–15–22	250	266

		1,352

Total Financials – 8.2%		4,967
Health Care

Health Care Facilities – 7.2%
Community Health Systems, Inc.:
6.250%, 3–31–23	984	977
9.875%, 6–30–23 (A)(B)	130	111
DaVita HealthCare Partners, Inc.,
5.000%, 5–1–25	403	401
HCA, Inc. (GTD by HCA Holdings, Inc.):
5.375%, 2–1–25	690	754
5.625%, 9–1–28	484	539
MPH Acquisition Holdings LLC,
7.125%, 6–1–24 (A)	461	425
Regional Care Hospital Partners Holdings, Inc. and Legend Merger Sub, Inc.,
9.750%, 12–1–26 (A)	375	401

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Health Care Facilities (Continued)
Tenet Healthcare Corp.,
4.875%, 1–1–26 (A)	$150	$154
THC Escrow Corp. II,
6.750%, 6–15–23	550	578

		4,340

Health Care Services – 1.0%
Envision Healthcare Corp.,
8.750%, 10–15–26 (A)	345	211
IQVIA, Inc.,
5.000%, 5–15–27 (A)	400	419

		630

Health Care Technology – 0.9%
Change Healthcare Holdings, Inc.,
5.750%, 3–1–25 (A)	270	274
Verscend Holding Corp.,
9.750%, 8–15–26 (A)	250	266

		540

Life Sciences Tools & Services – 1.4%
Avantor, Inc.:
6.000%, 10–1–24 (A)	300	321
9.000%, 10–1–25 (A)	490	551

		872

Managed Health Care – 1.5%
Centene Escrow I Corp.,
5.375%, 6–1–26 (A)	570	597
WellCare Health Plans, Inc.,
5.250%, 4–1–25	270	281

		878

Pharmaceuticals – 3.8%
Bausch Health Cos., Inc.,
6.125%, 4–15–25 (A)	955	991
Endo Ltd., Endo Finance LLC and Endo Finco, Inc.,
6.000%, 7–15–23 (A)	400	245
IMS Health, Inc.,
5.000%, 10–15–26 (A)	200	209
Jaguar Holding Co. II and Pharmaceutical Product Development LLC,
6.375%, 8–1–23 (A)	252	261
Par Pharmaceutical, Inc.,
7.500%, 4–1–27 (A)	400	364
Valeant Pharmaceuticals International, Inc.,
7.000%, 3–15–24 (A)	215	226

		2,296

Total Health Care – 15.8%		9,556
Industrials

Aerospace & Defense – 3.4%
Bombardier, Inc.:
7.500%, 3–15–25 (A)	411	410
7.875%, 4–15–27 (A)	500	498

12	ANNUAL REPORT	2019

SCHEDULE OF INVESTMENTS	IVY PROSHARES INTEREST RATE HEDGED HIGH YIELD INDEX FUND (in thousands)

SEPTEMBER 30, 2019

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Aerospace & Defense (Continued)
TransDigm, Inc. (GTD by TransDigm Group, Inc.),
6.250%, 3–15–26 (A)	$1,050	$1,128

		2,036

Air Freight & Logistics – 1.0%
XPO Logistics, Inc.:
6.500%, 6–15–22 (A)	274	279
6.750%, 8–15–24 (A)	309	334

		613

Building Products – 0.7%
Beacon Escrow Corp.,
4.875%, 11–1–25 (A)	418	410

Construction Machinery & Heavy Trucks – 0.4%
Navistar International Corp. (GTD by Navistar, Inc.),
6.625%, 11–1–25 (A)	240	244

Diversified Support Services – 1.3%
United Rentals (North America), Inc. (GTD by United Rentals, Inc.):
6.500%, 12–15–26	240	261
4.875%, 1–15–28	500	520

		781

Office Services & Supplies – 0.4%
Xerox Corp.,
4.125%, 3–15–23	250	254

Security & Alarm Services – 1.5%
Allied Universal Holdco LLC:
6.625%, 7–15–26 (A)	250	264
9.750%, 7–15–27 (A)	300	313
Prime Security Services Borrower LLC and Prime Finance, Inc.,
5.750%, 4–15–26 (A)	300	312

		889

Trucking – 1.2%
Herc Holdings, Inc.,
5.500%, 7–15–27 (A)	320	333
Hertz Corp. (The),
7.625%, 6–1–22 (A)	365	380

		713

Total Industrials – 9.9%		5,940
Information Technology

Application Software – 2.6%
Infor (U.S.), Inc.,
6.500%, 5–15–22	430	437
Solera LLC and Solera Finance, Inc.,
10.500%, 3–1–24 (A)	525	555
SS&C Technologies Holdings, Inc.,
5.500%, 9–30–27 (A)	530	554

		1,546

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Data Processing & Outsourced Services – 0.3%
Exela Intermediate LLC and Exela Finance, Inc.,
10.000%, 7–15–23 (A)	$320	$179

Technology Hardware, Storage & Peripherals – 0.4%
Inception Parent, Inc., Inception Merger Sub, Inc. and Rackspace Hosting, Inc.,
8.625%, 11–15–24 (A)	295	271

Total Information Technology – 3.3%		1,996
Materials

Aluminum – 1.1%
Novelis Corp. (GTD by Novelis, Inc.):
6.250%, 8–15–24 (A)	410	429
5.875%, 9–30–26 (A)	210	220

		649

Commodity Chemicals – 1.0%
NOVA Chemicals Corp.:
4.875%, 6–1–24 (A)	315	324
5.250%, 6–1–27 (A)	296	308

		632

Diversified Metals & Mining – 1.1%
First Quantum Minerals Ltd.:
7.250%, 4–1–23 (A)	260	256
7.500%, 4–1–25 (A)	400	394

		650

Metal & Glass Containers – 2.2%
Ball Corp.:
4.375%, 12–15–20	172	176
5.250%, 7–1–25	240	265
BWAY Holding Co.:
5.500%, 4–15–24 (A)	552	569
7.250%, 4–15–25 (A)	310	293

		1,303

Paper Packaging – 0.7%
Reynolds Group Issuer, Inc., Reynolds Group Issuer LLC and Reynolds Group Issuer (Luxembourg) S.A.,
5.125%, 7–15–23 (A)	420	430

Total Materials – 6.1%		3,664
Real Estate

Hotel & Resort REITs – 1.7%
ESH Hospitality, Inc.,
5.250%, 5–1–25 (A)	290	300
Hilton Domestic Operating Co., Inc.:
5.125%, 5–1–26	350	368
4.875%, 1–15–30 (A)	325	343

		1,011

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Real Estate Development – 0.4%
Howard Hughs Corp.,
5.375%, 3–15–25 (A)	$250	$261

Real Estate Services – 0.3%
Brookfield Property REIT, Inc.,
5.750%, 5–15–26 (A)	150	157

Specialized REITs – 1.4%
Iron Mountain, Inc.:
4.875%, 9–15–27 (A)	240	245
4.875%, 9–15–29 (A)	300	305
Uniti Group L.P., Uniti Group Finance, Inc. and CSL Capital LLC,
8.250%, 10–15–23	335	303

		853

Total Real Estate – 3.8%		2,282
Utilities

Electric Utilities – 1.9%
Calpine Corp.,
5.250%, 6–1–26 (A)	330	342
Vistra Operations Co. LLC:
5.625%, 2–15–27 (A)	555	584
5.000%, 7–31–27 (A)	200	206

		1,132

Multi-Utilities – 0.7%
NRG Energy, Inc.,
6.625%, 1–15–27	396	429

Total Utilities – 2.6%		1,561

TOTAL CORPORATE DEBT SECURITIES – 96.7%		$58,322
(Cost: $58,094)

SHORT-TERM SECURITIES
Master Note – 0.1%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps),
2.170%, 10–7–19 (C)	38	38

TOTAL SHORT-TERM SECURITIES – 0.1%		$38
(Cost: $38)

TOTAL INVESTMENT SECURITIES – 96.8%		$58,360
(Cost: $58,132)

CASH AND OTHER ASSETS, NET OF LIABILITIES (D) – 3.2%		1,914

NET ASSETS – 100.0%		$60,274

2019	ANNUAL REPORT	13

SCHEDULE OF INVESTMENTS	IVY PROSHARES INTEREST RATE HEDGED HIGH YIELD INDEX FUND (in thousands)

SEPTEMBER 30, 2019

Notes to Schedule of Investments

(A)

Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2019 the total value of these securities amounted to $40,487 or 67.2% of net assets.

(B)

Step bond that pays an initial coupon rate for the first period and then a higher or lower coupon rate for the following periods. Interest rate disclosed is that which is in effect at September 30, 2019.

(C)

Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2019. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

(D)	Cash of $360 has been pledged as collateral on open futures contracts.

The following futures contracts were outstanding at September 30, 2019 (contracts unrounded):

Description	Type	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation
U.S. 10-Year Treasury Note	Short	46	12–31–19	4,600	$(5,995)	$54
U.S. 2-Year Treasury Note	Short	120	1–6–20	24,000	(25,860)	62
U.S. 5-Year Treasury Note	Short	237	1–6–20	23,700	(28,238)	174

					$(60,093)	$290

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2019. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Corporate Debt Securities	$—	$58,322	$—
Short-Term Securities	—	38	—
Total	$—	$58,360	$—
Futures Contracts	$290	$—	$—

The following acronyms are used throughout this schedule:

GTD = Guaranteed

LIBOR = London Interbank Offered Rate

REIT = Real Estate Investment Trusts

See Accompanying Notes to Financial Statements.

14	ANNUAL REPORT	2019

PORTFOLIO HIGHLIGHTS	IVY PROSHARES MSCI ACWI INDEX FUND

ALL DATA IS AS OF SEPTEMBER 30, 2019 (UNAUDITED)

Asset Allocation

Stocks	99.1%
Financials	16.6%
Information Technology	16.1%
Health Care	11.4%
Industrials	10.6%
Consumer Discretionary	10.2%
Consumer Staples	8.7%
Communication Services	8.5%
Energy	5.4%
Materials	4.8%
Utilities	3.5%
Real Estate	3.3%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	0.9%

Country Weightings

North America	59.4%
United States	55.9%
Other North America	3.5%
Europe	20.8%
United Kingdom	4.7%
France	3.2%
Other Europe	12.9%
Pacific Basin	17.4%
Japan	6.8%
Other Pacific Basin	10.6%
South America	1.1%
Other	0.3%
Bahamas/Caribbean	0.1%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	0.9%

Top 10 Equity Holdings

Company	Country	Sector	Industry
Apple, Inc.	United States	Information Technology	Technology Hardware, Storage & Peripherals
Microsoft Corp.	United States	Information Technology	Systems Software
Amazon.com, Inc.	United States	Consumer Discretionary	Internet & Direct Marketing Retail
Facebook, Inc., Class A	United States	Communication Services	Interactive Media & Services
JPMorgan Chase & Co.	United States	Financials	Other Diversified Financial Services
Alphabet, Inc., Class C	United States	Communication Services	Interactive Media & Services
Alphabet, Inc., Class A	United States	Communication Services	Interactive Media & Services
Johnson & Johnson	United States	Health Care	Pharmaceuticals
Nestle S.A., Registered Shares	Switzerland	Consumer Staples	Packaged Foods & Meats
Procter & Gamble Co. (The)	United States	Consumer Staples	Household Products

See your advisor or www.ivyinvestments.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2019	ANNUAL REPORT	15

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY PROSHARES MSCI ACWI INDEX FUND

(UNAUDITED)

.

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class E	Class I	Class N	Class R
1-year period ended 9-30-19	-1.36%	-1.30%	1.31%	1.31%	0.56%
5-year period ended 9-30-19	—	—	—	—	—
10-year period ended 9-30-19	—	—	—	—	—
Since Inception of Class through 9-30-19(4)	6.98%	7.14%	8.37%	8.37%	7.56%

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A and Class E Shares carry a maximum front-end sales load of 2.50%. Class I, Class N and Class R shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)

4-20-17 for Class A shares, 4-20-17 for Class E shares, 4-20-17 for Class I shares, 4-20-17 for Class N shares and 4-20-17 for Class R shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

16	ANNUAL REPORT	2019

SCHEDULE OF INVESTMENTS	IVY PROSHARES MSCI ACWI INDEX FUND (in thousands)

SEPTEMBER 30, 2019

COMMON STOCKS	Shares		Value
Australia

Communication Services – 0.0%
Telstra Corp. Ltd. ADR	13		$30

Consumer Discretionary – 0.0%
Aristocrat Leisure Ltd.	2		37

Consumer Staples – 0.2%
Coca-Cola Amatil Ltd.	4		25
Coles Group Ltd.	3		35
Treasury Wine Estates Ltd.	2		27
Wesfarmers Ltd.	3		77
Woolworths Ltd.	3		79

			243

Energy – 0.1%
Origin Energy Ltd.	6		33
Santos Ltd.	7		36
Woodside Petroleum Ltd.	3		57

			126

Financials – 0.7%
Australia and New Zealand Banking Group Ltd.	7		143
Australian Stock Exchange Ltd.	1		49
Commonwealth Bank of Australia	4		239
Insurance Australia Group Ltd.	7		35
Macquarie Group Ltd.	1		77
National Australia Bank Ltd.	7		138
QBE Insurance Group Ltd.	6		52
Suncorp Group Ltd.	5		42
Westpac Banking Corp.	9		174

			949

Health Care – 0.2%
Cochlear Ltd.	—	*	35
CSL Ltd.	1		193
Ramsay Health Care Ltd.	1		22
Sonic Healthcare Ltd.	2		42

			292

Industrials – 0.1%
Aurizon Holdings Ltd.	8		33
Brambles Ltd.	5		42
Transurban Group	7		71

			146

Information Technology – 0.0%
Computershare Ltd.	3		31

Materials – 0.4%
BHP Group Ltd.	7		175
BHP Group plc	5		104
Fortescue Metals Group Ltd.	5		31
Incitec Pivot Ltd.	11		25
Newcrest Mining Ltd.	2		56
South32 Ltd.	15		26

			417

Real Estate – 0.1%
Dexus	4		34
Goodman Group	5		52

COMMON STOCKS (Continued)	Shares		Value
Real Estate (Continued)
GPT Group	8		$33
Lendlease Group	2		27
Mirvac Group	13		27
Scentre Group	14		38
Stockland Corp. Ltd.	11		33

			244

Utilities – 0.1%
AGL Energy Ltd.	2		32
APA Group	5		36

			68

Total Australia – 1.9%			2,583
Austria

Financials – 0.1%
Erste Bank der Oesterreichischen Sparkassen AG	2		51

Total Austria – 0.1%			51
Belgium

Consumer Staples – 0.2%
Anheuser-Busch InBev S.A./N.V.	2		184

Financials – 0.0%
ageas N.V.	1		31
KBC Group N.V.	1		46

			77

Health Care – 0.0%
UCB S.A./N.V.	1		37

Materials – 0.1%
Solvay S.A.	—	*	33
Umicore S.A.	1		41

			74

Total Belgium – 0.3%			372
Bermuda

Financials – 0.1%
Arch Capital Group Ltd. (A)	1		60
Everest Re Group Ltd.	—	*	32

			92

Total Bermuda – 0.1%			92
Brazil

Communication Services – 0.0%
Telefonica Brasil S.A.	2		33

Consumer Discretionary – 0.2%
Lojas Renner S.A.	4		47
MercadoLibre, Inc. (A)	—	*	56

			103

Consumer Staples – 0.1%
Ambev S.A.	14		66

COMMON STOCKS (Continued)	Shares		Value
Consumer Staples (Continued)
JBS S.A.	4		$30

			96

Energy – 0.1%
Petroleo Brasileiro S.A.	23		158

Financials – 0.4%
B3 S.A. - Brasil, Bolsa, Balcao	7		73
Banco Bradesco S.A.	14		114
Banco do Brasil S.A.	4		40
BB Seguridade Participacoes S.A.	5		38
Itau Unibanco Holdings S.A.	15		125
Itausa Investimentos Itau S.A.	18		59

			449

Industrials – 0.0%
Localiza Rent a Car S.A.	3		33
Rumo S.A. (A)	6		34
WEG S.A.	6		33

			100

Materials – 0.1%
Vale S.A.	10		114

Real Estate – 0.0%
BR Malls Participacoes S.A.	9		31

Utilities – 0.0%
Equatorial Energia S.A.	2		40

Total Brazil – 0.9%			1,124
Canada

Communication Services – 0.1%
BCE, Inc.	1		27
Rogers Communications, Inc., Class B	1		64
Thomson Reuters Corp.	—	*	31

			122

Consumer Discretionary – 0.3%
Canadian Tire Corp. Ltd., Class A	—	*	29
Dollarama, Inc.	1		44
Gildan Activewear, Inc.	1		32
lululemon athletica, Inc. (A)	—	*	52
Magna International, Inc.	1		56
Restaurant Brands International, Inc.	1		43

			256

Consumer Staples – 0.1%
Alimentation Couche-Tard, Inc., Class B	3		77
George Weston Ltd.	—	*	28
Loblaw Cos. Ltd.	1		43
Metro, Inc.	1		46

			194

Energy – 0.6%
Canadian Natural Resources Ltd.	3		88
Cenovus Energy, Inc.	4		34
Enbridge, Inc.	5		163

2019	ANNUAL REPORT	17

SCHEDULE OF INVESTMENTS	IVY PROSHARES MSCI ACWI INDEX FUND (in thousands)

SEPTEMBER 30, 2019

COMMON STOCKS (Continued)	Shares		Value
Energy (Continued)
Inter Pipeline Ltd.	2		$36
Keyera Corp.	1		27
Pembina Pipeline Corp.	2		57
Suncor Energy, Inc.	4		136
TransCanada Corp.	2		124

			665

Financials – 1.2%
Bank of Montreal	1		104
Bank of Nova Scotia (The)	3		155
Brookfield Asset Management, Inc., Class A	2		123
Canadian Imperial Bank of Commerce	1		82
Fairfax Financial Holdings Ltd.	—	*	34
Intact Financial Corp.	1		56
Manulife Financial Corp.	5		93
National Bank of Canada (B)	1		39
Royal Bank of Canada	3		274
Sun Life Financial, Inc.	2		79
Toronto-Dominion Bank	4		246

			1,285

Industrials – 0.3%
Canadian National Railway Co.	2		175
Canadian Pacific Railway Ltd.	—	*	96
WSP Global, Inc.	1		32

			303

Information Technology – 0.2%
CGI Group, Inc., Class A (A)	1		42
Constellation Software, Inc.	—	*	56
Open Text Corp.	1		36
Shopify, Inc., Class A (A)	—	*	84

			218

Materials – 0.2%
Agnico-Eagle Mines Ltd.	1		48
Barrick Gold Corp.	4		62
Franco-Nevada Corp.	1		55
Kirkland Lake Gold Ltd.	—	*	9
Nutrien Ltd.	2		84
Teck Cominco Ltd.	1		24
Wheaton Precious Metals Corp.	2		51

			333

Utilities – 0.2%
AltaGas Ltd.	2		26
Emera, Inc.	1		48
Fortis, Inc.	1		55
Hydro One Ltd. (B)	2		34

			163

Total Canada – 3.2%			3,539
Chile

Consumer Discretionary – 0.0%
Saci Falabella	8		47

COMMON STOCKS (Continued)	Shares		Value
Utilities – 0.1%
Enel Americas S.A.	349		$64

Total Chile – 0.1%			111
China

Communication Services – 0.7%
China Mobile Ltd.	16		134
China Tower Corp. Ltd., H Shares	138		31
NetEase.com, Inc. ADR	—	*	67
Tencent Holdings Ltd.	14		582

			814

Consumer Discretionary – 0.7%
Alibaba Group Holding Ltd. ADR (A)	4		594
ANTA Sports Products Ltd.	4		33
Ctrip.com International Ltd. (A)	1		35
Geely Automobile Holdings Ltd.	15		25
JD.com, Inc. ADR (A)	2		60
Meituan Dianping, Class B (A)	3		33
New Oriental Education & Technology Group, Inc. ADR (A)	—	*	49
Shenzhou International Group Holdings Ltd.	3		42
YUM! Brands, Inc.	1		50

			921

Consumer Staples – 0.0%
China Mengniu Dairy Co. Ltd.	10		39
Hengan International Group Co. Ltd.	4		28

			67

Energy – 0.1%
China Petroleum & Chemical Corp., H Shares	75		44
China Shenhua Energy Co. Ltd., H Shares	11		22
CNOOC Ltd.	56		85
PetroChina Co. Ltd., H Shares	54		28

			179

Financials – 0.8%
Bank of Communications Co. Ltd.	44		29
BOC Hong Kong (Holdings) Ltd., H Shares	221		87
China Cinda Asset Management Co. Ltd., H Shares	115		23
China CITIC Bank Corp. Ltd., H Shares	52		28
China Construction Bank Corp.	249		190
China Life Insurance Co. Ltd.	5		21
China Life Insurance Co. Ltd., H Shares	25		58
China Merchants Bank Co. Ltd., H Shares	12		59
China Minsheng Banking Corp. Ltd., H Shares	46		31
China Pacific Insurance (Group) Co. Ltd., H Shares	10		36
CITIC Securities Co. Ltd., H Shares	11		21
Huatai Securities Co. Ltd., H Shares	19		29
Industrial and Commercial Bank of China Ltd., H Shares	185		124

COMMON STOCKS (Continued)	Shares		Value
Financials (Continued)
PICC Property and Casualty Co. Ltd., H Shares	30		$35
Ping An Insurance (Group) Co. of China Ltd., H Shares	15		173

			944

Health Care – 0.0%
CSPC Pharmaceutical Group Ltd.	12		24

Industrials – 0.1%
ZTO Express (Cayman), Inc. ADR	2		49

Information Technology – 0.1%
Baidu.com, Inc. ADR (A)	1		97
Sunny Optical Technology (Group) Co. Ltd.	2		26
Xiaomi Corp., Class B (A)(B)	26		29

			152

Materials – 0.0%
Anhui Conch Cement Co. Ltd., H Shares	5		32

Real Estate – 0.1%
China Overseas Land & Investment Ltd.	15		48
Country Garden Holdings Co. Ltd.	23		29
Sunac China Holdings Ltd.	8		31

			108

Utilities – 0.0%
CGN Power Co. Ltd., H Shares	140		35
ENN Energy Holdings Ltd.	3		34

			69

Total China – 2.6%			3,359
Denmark

Consumer Staples – 0.1%
Carlsberg Group	—	*	60

Financials – 0.0%
Danske Bank A.S.	2		26

Health Care – 0.4%
Coloplast A/S, Class B	—	*	51
Genmab A.S. (A)	—	*	41
Novo Nordisk A/S, Class B	5		233
Novozymes A/S, Class B	1		37

			362

Industrials – 0.1%
A.P. Moller - Maersk A/S	—	*	29
DSV A/S	1		66
Vestas Wind Systems A/S	—	*	35

			130

Materials – 0.0%
Chr. Hansen Holding A/S	—	*	36

18	ANNUAL REPORT	2019

SCHEDULE OF INVESTMENTS	IVY PROSHARES MSCI ACWI INDEX FUND (in thousands)

SEPTEMBER 30, 2019

COMMON STOCKS (Continued)	Shares		Value
Utilities – 0.1%
Orsted A/S	1		$62

Total Denmark – 0.7%			676
Finland

Energy – 0.0%
Neste Oyj (B)	1		39

Financials – 0.1%
Nordea Bank AB	11		76

Industrials – 0.1%
Kone Oyj, Class B	1		54

Information Technology – 0.1%
Nokia OYJ	15		75

Materials – 0.1%
UPM-Kymmene Corp.	1		44

Total Finland – 0.4%			288
France

Communication Services – 0.2%
Orange S.A.	5		80
Publicis Groupe S.A. (B)	1		32
Ubisoft Entertainment S.A. (A)	—	*	24
Vivendi Universal	2		66

			202

Consumer Discretionary – 0.6%
Accor S.A.	1		30
Compagnie Generale des Etablissements Michelin, Class B	1		63
Hermes International	—	*	61
LVMH Moet Hennessy - Louis Vuitton	1		263
Peugeot S.A.	2		54
Pinault-Printemps-Redoute S.A.	—	*	101
Renault S.A.	1		34
Sodexo S.A.	—	*	26

			632

Consumer Staples – 0.4%
Carrefour S.A.	2		39
Danone S.A.	2		143
L’Oreal	1		174
Pernod Ricard S.A.	1		107

			463

Energy – 0.3%
Total S.A.	6		292

Financials – 0.3%
Axa S.A.	4		114
BNP Paribas S.A.	3		141
Credit Agricole Group	4		49
Societe Generale S.A.	2		59

			363

COMMON STOCKS (Continued)	Shares		Value
Health Care – 0.3%
EssilorLuxottica S.A.	1		$102
Sanofi-Aventis	3		249

			351

Industrials – 0.7%
Airbus SE	1		194
Bouygues S.A.	1		35
Compagnie de Saint-Gobain	2		59
Edenred S.A.	1		39
Eiffage S.A.	—	*	38
Getlink SE	3		46
Legrand S.A.	1		66
Safran	1		135
Schneider Electric S.A.	2		132
Teleperformance SE	—	*	54
Thales	—	*	38
Vinci	1		142

			978

Information Technology – 0.2%
Atos S.A.	—	*	19
Cap Gemini S.A.	—	*	57
Dassault Systemes S.A.	—	*	57
Ingenico Group	—	*	24

			157

Materials – 0.1%
Arkema	—	*	31
L Air Liquide S.A.	1		144

			175

Real Estate – 0.0%
Icade	—	*	27
Unibail-Rodamco-Westfield	—	*	63

			90

Utilities – 0.1%
EDF S.A.	2		23
ENGIE	5		79
Suez Environment Co.	2		28
Veolia Environnement S.A.	2		47

			177

Total France – 3.2%			3,880
Germany

Communication Services – 0.1%
Deutsche Telekom AG, Registered Shares	7		122

Consumer Discretionary – 0.4%
adidas AG	1		156
Bayerische Motoren Werke AG	1		63
Continental AG	—	*	33
Daimler AG	2		108
Porsche Automobil Holding SE	1		36

			396

Consumer Staples – 0.0%
Beiersdorf Aktiengesellschaft	—	*	36
Henkel AG & Co. KGaA	—	*	27

			63

COMMON STOCKS (Continued)	Shares		Value
Financials – 0.5%
Allianz AG, Registered Shares	1		$219
Deutsche Bank AG	5		38
Deutsche Boerse AG	—	*	73
Munchener Ruckversicherungs-Gesellschaft AG, Registered Shares	—	*	96

			426

Health Care – 0.3%
Bayer AG	2		153
Fresenius Medical Care AG & Co. KGaA	1		48
Fresenius SE & Co. KGaA	1		58
Merck KGaA	—	*	48
Sartorius AG	—	*	24

			331

Industrials – 0.4%
Brenntag AG	1		27
Deutsche Post AG	3		84
MTU Aero Engines Holding AG	—	*	53
Siemens AG	2		187

			351

Information Technology – 0.4%
Infineon Technologies AG	3		57
SAP AG	2		267
Wirecard AG	—	*	62

			386

Materials – 0.3%
BASF Aktiengesellschaft	2		158
Covestro AG	1		29
HeidelbergCement AG	—	*	30
Lanxess AG	—	*	30
Symrise AG	—	*	46

			293

Real Estate – 0.1%
Deutsche Wohnen AG	1		33
Vonovia SE	1		70

			103

Utilities – 0.1%
E.ON AG	6		58
RWE Aktiengesellschaft	2		47

			105

Total Germany – 2.6%			2,576
Hong Kong

Communication Services – 0.0%
HKT Trust and HKT Ltd.	21		33

Consumer Discretionary – 0.1%
Galaxy Entertainment Group	7		46
Techtronic Industries Co. Ltd.	6		40

			86

2019	ANNUAL REPORT	19

SCHEDULE OF INVESTMENTS	IVY PROSHARES MSCI ACWI INDEX FUND (in thousands)

SEPTEMBER 30, 2019

COMMON STOCKS (Continued)	Shares	Value
Consumer Staples – 0.0%
China Resources Beer (Holdings) Co. Ltd.	7	$35
WH Group Ltd.	42	38

		73

Financials – 0.6%
Agricultural Bank of China Ltd., H Shares	88	35
AIA Group Ltd.	30	285
BOC Hong Kong (Holdings) Ltd.	19	64
Hang Seng Bank Ltd.	2	51
Hong Kong Exchanges and Clearing Ltd.	4	109

		544

Health Care – 0.0%
Sino Biopharmaceutical Ltd.	13	17

Industrials – 0.0%
CITIC Pacific Ltd.	26	32
Jardine Matheson Holdings Ltd.	1	32
Jardine Strategic Holdings Ltd.	1	34
MTR Corp. Ltd.	8	44
Shanghai Industrial Holdings Ltd.	21	21

		163

Real Estate – 0.6%
Cheung Kong (Holdings) Ltd.	17	129
China Resources Land Ltd.	10	43
Hang Lung Properties Ltd.	16	35
Henderson Land Development Co. Ltd.	7	32
Hongkong Land Holdings Ltd.	8	43
Link (The)	7	76
Longfor Group Holdings Ltd.	7	28
New World Development Co. Ltd.	32	42
Sino Land Co. Ltd.	19	28
Sun Hung Kai Properties Ltd.	5	74
Swire Pacific Ltd., Class A	3	33
Wharf (Holdings) Ltd. (The)	4	22

		585

Utilities – 0.3%
CLP Holdings Ltd.	6	64
Guangdong Investment Ltd.	14	27
Hong Kong & China Gas Co. Ltd.	40	78
Power Assets Holdings Ltd.	7	48

		217

Total Hong Kong – 1.6%		1,718
India

Consumer Discretionary – 0.1%
Tata Motors Ltd. ADR	6	52

Energy – 0.2%
Reliance Industries Ltd. GDR (C)	5	193

Financials – 0.1%
ICICI Bank Ltd. ADR	12	149

COMMON STOCKS (Continued)	Shares		Value
Health Care – 0.1%
Dr. Reddy’s Laboratories Ltd. ADR	3		$109

Industrials – 0.2%
Larsen & Toubro Ltd. GDR	8		165

Information Technology – 0.2%
Infosys Technologies Ltd. ADR	8		88
Wipro Ltd. ADR	22		82

			170

Materials – 0.1%
Vedanta Ltd. ADR	9		81

Total India – 1.0%			919
Indonesia

Communication Services – 0.1%
PT Telekomunikasi Indonesia Persero Tbk	181		55

Consumer Discretionary – 0.0%
PT Astra International Tbk	103		48

Consumer Staples – 0.0%
PT Indofood CBP Sukses Makmur Tbk	32		27
PT Unilever Indonesia Tbk	11		37

			64

Financials – 0.2%
Bank Central Asia Tbk PT	40		86
PT Bank Mandiri (Persero) Tbk	71		35
PT Bank Rakyat Indonesia	181		53

			174

Total Indonesia – 0.3%			341
Ireland

Consumer Staples – 0.1%
Kerry Group plc, Class A	—	*	58

Health Care – 0.3%
Medtronic plc	3		335

Industrials – 0.0%
DCC plc	—	*	34
Kingspan Group plc	1		28

			62

Information Technology – 0.2%
Accenture plc, Class A	1		268

Materials – 0.1%
CRH plc	3		91
Smurfit Kappa Group plc	1		33

			124

Total Ireland – 0.7%			847

COMMON STOCKS (Continued)	Shares		Value
Israel

Health Care – 0.0%
Teva Pharmaceutical Industries Ltd. ADR (A)	2		$17

Information Technology – 0.0%
NICE Systems Ltd. ADR (A)	—	*	42
Wix.com Ltd. (A)	—	*	31

			73

Total Israel – 0.0%			90
Italy

Communication Services – 0.0%
Telecom Italia S.p.A. (A)	45		25

Consumer Discretionary – 0.1%
Ferrari N.V.	—	*	61
Moncler S.p.A.	1		26

			87

Energy – 0.1%
Eni S.p.A.	6		94

Financials – 0.2%
Assicurazioni Generali S.p.A.	2		35
Banca Intesa S.p.A.	38		89
FinecoBank S.p.A.	3		27
Mediobanca S.p.A.	3		35
UniCredit S.p.A.	6		66

			252

Industrials – 0.0%
Atlantia S.p.A.	1		35
CNH Industrial N.V.	4		45
Prysmian S.p.A.	1		20

			100

Utilities – 0.2%
ENEL S.p.A.	19		139
Snam S.p.A.	8		40
Terna Rete Elettrica Nazionale S.p.A.	6		36

			215

Total Italy – 0.6%			773
Japan

Communication Services – 0.6%
Dentsu, Inc.	1		28
KDDI Corp.	4		116
Nintendo Co. Ltd.	—	*	107
Nippon Telegraph and Telephone Corp.	2		81
NTT DoCoMo, Inc. (B)	3		80
SoftBank Corp. (B)	3		45
SoftBank Group Corp.	4		177
Yahoo Japan Corp.	10		27

			661

20	ANNUAL REPORT	2019

SCHEDULE OF INVESTMENTS	IVY PROSHARES MSCI ACWI INDEX FUND (in thousands)

SEPTEMBER 30, 2019

COMMON STOCKS (Continued)	Shares		Value
Consumer Discretionary – 1.0%
Bandai Namco Holdings, Inc.	1		$36
Bridgestone Corp.	1		52
Denso Corp.	1		63
Fast Retailing Co. Ltd.	—	*	98
Honda Motor Co. Ltd.	4		118
Makita Corp.	1		29
Nissan Motor Co. Ltd. (B)	5		33
Nitori Co. Ltd.	—	*	30
Oriental Land Co. Ltd.	1		91
Pan Pacific International Holdings Corp.	—	*	6
Panasonic Corp.	6		49
Rakuten, Inc.	3		28
Sekisui House Ltd.	3		51
Shimano, Inc.	—	*	37
Sony Corp.	3		177
Subaru Corp. (B)	2		45
Suzuki Motor Corp.	1		40
Toyota Industries Corp.	1		31
Toyota Motor Corp.	5		352
Yamaha Corp.	—	*	20

			1,386

Consumer Staples – 0.4%
Aeon Co. Ltd.	2		33
Ajinomoto Co., Inc.	2		37
Asahi Breweries Ltd.	1		51
Japan Tobacco, Inc.	3		64
Kao Corp.	1		87
Kikkoman Corp. (C)	1		30
Kirin Brewery Co. Ltd.	2		45
Meiji Holdings Co. Ltd.	—	*	36
Seven & i Holdings Co. Ltd.	2		70
Shiseido Co. Ltd.	1		77
Suntory Beverage & Food Ltd.	1		23
Unicharm Corp.	1		42
Yakult Honsha Co. Ltd.	—	*	21

			616

Energy – 0.0%
Inpex Corp.	4		33
JXTG Holdings, Inc.	9		42

			75

Financials – 0.7%
Dai-ichi Mutual Life Insurance Co. (The)	3		52
Daiwa Securities Group, Inc.	8		34
Japan Exchange Group, Inc.	1		23
Japan Post Holdings Co. Ltd.	3		28
Kabushiki Kaisha Mitsubishi Tokyo Financial Group	31		158
Mizuho Financial Group, Inc.	60		93
MS&AD Insurance Group Holdings, Inc.	1		44
Nomura Holdings, Inc.	10		43
ORIX Corp.	5		69
Resona Holdings, Inc.	7		29
Sompo Holdings, Inc.	1		40
Sumitomo Mitsui Financial Group, Inc.	4		122
Sumitomo Mitsui Trust Holdings, Inc.	1		39

COMMON STOCKS (Continued)	Shares		Value
Financials (Continued)
T&D Holdings, Inc.	4		$45
Tokio Marine Holdings, Inc.	2		94

			913

Health Care – 0.7%
Astellas Pharma, Inc.	5		71
Chugai Pharmaceutical Co. Ltd.	1		58
Daiichi Sankyo Co. Ltd.	1		92
Eisai Co. Ltd.	1		37
M3, Inc.	1		30
Olympus Corp.	4		49
Ono Pharmaceutical Co. Ltd.	1		23
Otsuka Holdings Co. Ltd.	1		42
Santen Pharmaceutical Co. Ltd.	2		28
Shionogi & Co. Ltd.	1		55
Sysmex Corp.	1		34
Takeda Pharmaceutical Co. Ltd.	4		122
Terumo Corp.	2		59

			700

Industrials – 1.8%
All Nippon Airways Co. Ltd. (B)	1		24
Canon, Inc.	2		66
Central Japan Railway Co.	—	*	80
Daikin Industries Ltd.	1		94
East Japan Railway Co.	1		84
FANUC Ltd.	1		98
Hankyu Hanshin Holdings, Inc.	1		44
ITOCHU Corp.	4		76
Keihan Holdings Co. Ltd.	1		34
Keikyu Corp.	2		30
Komatsu Ltd.	3		60
Kubota Corp.	3		46
Marubeni Corp.	5		36
Minebea Mitsumi, Inc. (C)	2		26
MISUMI Group, Inc.	1		28
Mitsubishi Corp. (B)	4		90
Mitsubishi Electric Corp.	5		70
Mitsubishi Heavy Industries Ltd.	1		34
Mitsui & Co. Ltd.	5		74
Nagoya Railroad Co. Ltd.	1		43
Nidec Corp.	1		80
Odakyu Electric Railway Co. Ltd.	2		51
Recruit Holdings Co. Ltd.	3		86
Ricoh Co. Ltd.	2		23
Secom Co. Ltd.	—	*	44
Seibu Holdings, Inc.	1		25
SMC Corp.	—	*	75
Sumitomo Corp.	4		56
Sumitomo Electric Industries Ltd.	3		41
Tokyu Corp.	2		43
Toshiba Corp.	2		50
Toyota Tsusho Corp.	1		28
West Japan Railway Co.	1		49

			1,788

Information Technology – 0.9%
FUJIFILM Holdings Corp.	1		55
Fujitsu Ltd.	1		48
Hamamatsu Photonics K.K.	1		29
Hitachi Ltd.	2		90
Hoya Corp.	1		84

COMMON STOCKS (Continued)	Shares		Value
Information Technology (Continued)
Keyence Corp.	—	*	$162
Kyocera Corp.	1		60
Murata Manufacturing Co. Ltd.	1		69
OBIC Co. Ltd. (C)	—	*	29
OMRON Corp.	1		43
ROHM Co. Ltd.	—	*	22
Shimadzu Corp.	1		27
TDK Corp.	—	*	39
Tokyo Electron Ltd.	—	*	82
YASKAWA Electric Corp. (B)	1		37

			876

Materials – 0.2%
Asahi Kasei Corp.	4		37
JFE Holdings, Inc.	4		44
Mitsubishi Chemical Holdings Corp.	5		36
Mitsui Chemicals, Inc.	1		30
Nippon Paint Holdings Co. Ltd.	1		29
Nippon Steel Corp.	4		53
Nitto Denko Corp.	1		29
Shin-Etsu Chemical Co. Ltd.	1		106
Sumitomo Chemical Co. Ltd.	6		25
Sumitomo Metal Mining Co. Ltd.	1		31
Teijin Ltd.	2		37
Toray Industries, Inc.	5		39

			496

Real Estate – 0.5%
Daito Trust Construction Co. Ltd.	—	*	24
Daiwa House Industry Co. Ltd.	2		56
Mitsubishi Estate Co. Ltd.	4		77
Mitsui Fudosan Co. Ltd.	3		70
Nippon Building Fund, Inc.	—	*	46
Sumitomo Realty & Development Co. Ltd.	1		52
Tokyu Fudosan Holdings Corp.	4		25

			350

Utilities – 0.0%
Chubu Electric Power Co., Inc.	2		35
Chugoku Electric Power Co., Inc. (The) (B)	2		28
Kansai Electric Power Co., Inc.	3		29
Osaka Gas Co. Ltd.	2		31
Tohoku Electric Power Co., Inc. (C)	3		29
Tokyo Electric Power Co., Inc. (The) (A)	6		32
Tokyo Gas Co. Ltd.	1		33

			217

Total Japan – 6.8%			8,078
Luxembourg

Materials – 0.1%
ArcelorMittal	3		45

Real Estate – 0.0%
Aroundtown S.A.	3		26

Total Luxembourg – 0.1%			71

2019	ANNUAL REPORT	21

SCHEDULE OF INVESTMENTS	IVY PROSHARES MSCI ACWI INDEX FUND (in thousands)

SEPTEMBER 30, 2019

COMMON STOCKS (Continued)	Shares		Value
Macau

Consumer Discretionary – 0.1%
Sands China Ltd.	13		$59

Total Macau – 0.1%			59
Malaysia

Financials – 0.1%
Public Bank Berhad	19		91

Utilities – 0.0%
Tenaga Nasional Berhad	15		47

Total Malaysia – 0.1%			138
Mexico

Communication Services – 0.1%
America Movil S.A.B. de C.V., Series L	107		80

Consumer Staples – 0.1%
Arca Coninental S.A.B. de C.V.	5		28
Coca-Cola FEMSA S.A.B. de C.V.	4		27
Fomento Economico Mexicano S.A.B. de C.V.	8		75
Wal-Mart de Mexico S.A.B. de C.V.	17		50

			180

Financials – 0.1%
Grupo Financiero Banorte S.A.B. de C.V.	11		58

Industrials – 0.0%
Grupo Aeroportuario del Pacifico S.A.B. de C.V., Class B	3		31

Materials – 0.0%
CEMEX S.A.B. de C.V.	97		38
Grupo Mexico S.A.B. de C.V.	16		38

			76

Total Mexico – 0.3%			425
Netherlands

Communication Services – 0.0%
Koninklijke KPN N.V.	14		44

Consumer Discretionary – 0.1%
Prosus N.V. (A)	1		80

Consumer Staples – 0.2%
Heineken Holding N.V.	—	*	37
Heineken N.V.	1		70
Koninklijke Ahold Delhaize N.V.	3		84

			191

Energy – 0.5%
Royal Dutch Shell plc, Class A	10		300
Royal Dutch Shell plc, Class B	9		259

			559

COMMON STOCKS (Continued)	Shares		Value
Financials – 0.1%
Aegon N.V.	6		$27
ING Groep N.V., Certicaaten Van Aandelen	10		99
NN Group N.V.	1		38

			164

Health Care – 0.0%
Qiagen N.V. (A)	1		32

Industrials – 0.1%
Koninklijke Philips Electronics N.V., Ordinary Shares	3		118
Wolters Kluwer N.V.	1		44

			162

Information Technology – 0.3%
Adyen N.V. (A)	—	*	25
ASML Holding N.V., Ordinary Shares	1		262
NXP Semiconductors N.V.	1		74

			361

Materials – 0.2%
Akzo Nobel N.V.	1		56
Koninklijke DSM N.V.	1		73

			129

Total Netherlands – 1.5%			1,722
Norway

Communication Services – 0.0%
Telenor ASA	2		45

Consumer Staples – 0.0%
Mowi ASA	1		33

Energy – 0.1%
Equinor ASA	3		48

Financials – 0.1%
DNB ASA	4		65

Industrials – 0.0%
Orkla ASA	3		26

Materials – 0.0%
Yara International ASA	1		32

Total Norway – 0.2%			249
Peru

Financials – 0.1%
Credicorp Ltd.	—	*	67

Total Peru – 0.1%			67
Philippines

Financials – 0.1%
Ayala Corp.	3		48

COMMON STOCKS (Continued)	Shares		Value
Real Estate – 0.1%
Ayala Land, Inc.	47		$45
SM Prime Holdings, Inc.	53		38

			83

Total Philippines – 0.2%			131
Poland

Communication Services – 0.0%
Cyfrowy Polsat S.A.	4		24

Energy – 0.1%
Polski Koncern Naftowy Orlen S.A.	2		45

Financials – 0.0%
Bank Pekao S.A.	2		48
PKO Bank Polski S.A.	4		36
Powszechny Zaklad Ubezpieczen S.A.	4		34
Santander Bank Polska S.A.	—	*	30

			148

Total Poland – 0.1%			217
Portugal

Energy – 0.0%
Galp Energia SGPS S.A., Class B	3		43

Utilities – 0.0%
EDP - Energias de Portugal S.A.	10		38

Total Portugal – 0.0%			81
Russia

Communication Services – 0.0%
Mobile TeleSystems OJSC ADR	3		28

Consumer Staples – 0.0%
Magnit PJSC GDR	2		25

Energy – 0.3%
OAO Novatek GDR	—	*	53
Open Joint Stock Co. Gazprom ADR	15		103
PJSC LUKOIL ADR	1		81
Surgutneftegas PJSC ADR	6		34
Tatneft PJSC	1		54

			325

Financials – 0.1%
Sberbank of Russia PJSC ADR	7		97

Materials – 0.1%
MMC Norilsk Nickel PJSC ADR	3		68
OJSC PhosAgro GDR	2		29

			97

Utilities – 0.0%
PJSC RusHydro ADR	31		25

Total Russia – 0.5%			597

22	ANNUAL REPORT	2019

SCHEDULE OF INVESTMENTS	IVY PROSHARES MSCI ACWI INDEX FUND (in thousands)

SEPTEMBER 30, 2019

COMMON STOCKS (Continued)	Shares		Value
Singapore

Communication Services – 0.1%
Singapore Telecommunications Ltd.	27		$60

Consumer Staples – 0.0%
Wilmar International Ltd.	10		28

Financials – 0.3%
DBS Group Holdings Ltd.	5		92
Oversea-Chinese Banking Corp. Ltd.	9		72
Singapore Exchange Ltd.	8		49
United Overseas Bank Ltd.	4		74

			287

Industrials – 0.1%
Keppel Corp. Ltd.	5		23
Singapore Airlines Ltd.	5		36
Singapore Technologies Engineering Ltd.	13		35

			94

Real Estate – 0.0%
CapitaLand Ltd.	19		49
City Developments Ltd.	5		35
UOL Group Ltd.	7		36

			120

Total Singapore – 0.5%			589
South Africa

Communication Services – 0.2%
MTN Group Ltd. (B)	5		33
Naspers Ltd., Class N	1		165
Vodacom Group Ltd.	2		17

			215

Financials – 0.1%
Absa Group Ltd.	3		29
FirstRand Ltd. (B)	14		57
Nedbank Ltd. (C)	2		33
Old Mutual plc	33		42
Remgro Ltd. (B)	2		26
Sanlam Ltd.	7		32
Standard Bank Group Ltd.	4		42

			261

Materials – 0.0%
AngloGold Ashanti Ltd.	1		25
Mondi plc	1		22
Sasol Ltd.	1		24

			71

Total South Africa – 0.3%			547
South Korea

Communication Services – 0.1%
Naver Corp.	—	*	56
NCsoft Corp.	—	*	25

			81

COMMON STOCKS (Continued)	Shares		Value
Consumer Discretionary – 0.1%
Hyundai Mobis	—	*	$43
Hyundai Motor Co.	1		68
Kia Motors Corp.	1		48
LG Electronics, Inc.	—	*	22

			181

Consumer Staples – 0.0%
Korea Tobacco & Ginseng Corp.	1		45
LG Household & Health Care Ltd.	—	*	39

			84

Energy – 0.0%
SK Innovation Co. Ltd.	—	*	38

Financials – 0.0%
Hana Financial Group, Inc.	1		32
KB Financial Group, Inc.	1		41
Mirae Asset Daewoo Co. Ltd.	5		33
Samsung Fire & Marine Insurance Co. Ltd.	—	*	34
Samsung Life Insurance Co. Ltd.	—	*	24
Shinhan Financial Group Co. Ltd.	1		43

			207

Health Care – 0.0%
Celltrion, Inc. (A)	—	*	29

Industrials – 0.0%
Samsung C&T Corp.	—	*	24

Information Technology – 0.5%
Samsung Electronics Co. Ltd.	11		463
Samsung SDI Co. Ltd.	—	*	34
SK hynix, Inc.	2		108

			605

Materials – 0.2%
LG Chem Ltd.	—	*	43
POSCO	—	*	49

			92

Utilities – 0.0%
Korea Electric Power Corp.	1		26

Total South Korea – 0.9%			1,367
Spain

Communication Services – 0.1%
Telefonica S.A.	12		90

Consumer Discretionary – 0.1%
Industria de Diseno Textil S.A.	3		85

Energy – 0.1%
Repsol YPF S.A.	3		48

Financials – 0.3%
Banco Bilbao Vizcaya Argentaria S.A.	18		93
Banco Santander S.A.	42		169
CaixaBank S.A.	11		28

			290

COMMON STOCKS (Continued)	Shares		Value
Health Care – 0.0%
Grifols S.A.	1		$35

Industrials – 0.1%
Aena S.A.	—	*	40
Ferrovial S.A.	2		52

			92

Information Technology – 0.1%
Amadeus IT Holding S.A.	1		77

Utilities – 0.1%
Iberdrola S.A.	13		137
Red Electrica Corp. S.A.	2		43

			180

Total Spain – 0.9%			897
Sweden

Consumer Discretionary – 0.1%
H & M Hennes & Mauritz AB	3		52

Consumer Staples – 0.1%
Svenska Cellulosa Aktiebolaget SCA (publ), Class B	2		54
Swedish Match AB	1		32

			86

Financials – 0.1%
Investor AB, B Shares	1		57
Kinnevik AB, Class B	1		36
Skandinaviska Enskilda Banken AB, Series A	3		29
Svenska Handelsbanken AB, Class A	4		38
Swedbank AB	2		33

			193

Industrials – 0.3%
AB Volvo, Class B	4		61
Alfa Laval AB	1		21
Assa Abloy AB, Class B	3		61
Atlas Copco AB, Class A	6		115
Sandvik AB	3		50

			308

Information Technology – 0.1%
Hexagon AB, Class B	1		34
Telefonaktiebolaget LM Ericsson, B Shares	9		68

			102

Materials – 0.0%
Boliden AB	1		22

Total Sweden – 0.7%			763
Switzerland

Communication Services – 0.0%
Swisscom AG, Registered Shares	—	*	33

2019	ANNUAL REPORT	23

SCHEDULE OF INVESTMENTS	IVY PROSHARES MSCI ACWI INDEX FUND (in thousands)

SEPTEMBER 30, 2019

COMMON STOCKS (Continued)	Shares		Value
Consumer Discretionary – 0.1%
Compagnie Financiere Richemont S.A.	1		$95
Swatch Group Ltd. (The), Bearer Shares	—	*	30

			125

Consumer Staples – 0.8%
Chocoladefabriken Lindt & Sprungli AG	—	*	44
Nestle S.A., Registered Shares	7		769

			813

Financials – 0.7%
Chubb Ltd.	1		179
Credit Suisse Group AG, Registered Shares	8		95
Julius Baer Group Ltd.	1		31
Partners Group Holding AG	—	*	40
Swiss Life Holding Zurich	—	*	50
Swiss Re Ltd.	1		83
UBS Group AG	9		102
Zurich Financial Services, Registered Shares	—	*	131

			711

Health Care – 1.1%
Alcon, Inc. (A)	1		58
Givaudan S.A., Registered Shares	—	*	72
Lonza Group Ltd., Registered Shares	—	*	75
Novartis AG, Registered Shares	5		439
Roche Holdings AG, Genusscheine	2		475
Sonova Holding AG	—	*	44
Straumann Holding AG	—	*	32
Vifor Pharma AG	—	*	31

			1,226

Industrials – 0.4%
ABB Ltd.	5		90
Ferguson plc	1		62
Geberit AG, Registered	—	*	64
Schindler Holding AG	—	*	30
SGS S.A.	—	*	44

			290

Information Technology – 0.0%
STMicroelectronics N.V.	3		49
TEMENOS Group AG	—	*	40

			89

Materials – 0.2%
Clariant Ltd., Registered Shares	1		20
Glencore International plc	32		96
LafargeHolcim Ltd.	1		60
Sika AG	—	*	39

			215

Total Switzerland – 3.3%			3,502

COMMON STOCKS (Continued)	Shares		Value
Taiwan

Communication Services – 0.1%
Chunghwa Telecom Co. Ltd.	13		$48

Consumer Staples – 0.1%
President Chain Store Corp.	3		31
Uni-President Enterprises Corp.	19		46

			77

Financials – 0.2%
Cathay Financial Holding Co. Ltd.	30		40
Chailease Holding Co. Ltd.	10		39
Chinatrust Financial Holding Co. Ltd.	68		45
E.Sun Financial Holding Co. Ltd. (C)	52		44
First Commercial Bank Co. Ltd.	48		34
Fubon Financial Holding Co. Ltd.	28		41
Mega Financial Holding Co.	58		54
Yuanta Financial Holdings Co. Ltd.	92		55

			352

Industrials – 0.0%
EVA Airways Corp.	73		32

Information Technology – 0.6%
Advanced Semiconductor Engineering, Inc.	13		30
Asustek Computer, Inc.	3		18
Delta Electronics, Inc.	10		42
Hon Hai Precision Industry Co. Ltd.	38		90
Largan Precision Co. Ltd.	—	*	42
MediaTek, Inc.	5		56
Taiwan Semiconductor Manufacturing Co. Ltd. (A)	58		516
United Microelectronics Corp.	66		28

			822

Materials – 0.2%
China Steel Corp.	53		39
Formosa Chemicals & Fiber Corp.	12		33
Formosa Plastics Corp.	16		49
Nan Ya Plastics Corp.	20		46
Taiwan Cement Corp.	23		29

			196

Total Taiwan – 1.2%			1,527
Thailand

Communication Services – 0.0%
Advanced Info Service Public Co. Ltd.	4		31

Consumer Staples – 0.0%
CP ALL plc	23		61

Energy – 0.0%
PTT Public Co. Ltd.	30		45

Financials – 0.0%
Kasikornbank Public Co. Ltd.	9		47

COMMON STOCKS (Continued)	Shares	Value
Industrials – 0.1%
Airports of Thailand Public Co. Ltd.	20	$49
BTS Group Holdings Public Co. Ltd.	85	37

		86

Materials – 0.0%
PTT Global Chemical Public Co. Ltd.	14	24
Siam Cement Public Co. Ltd. (The)	3	34

		58

Total Thailand – 0.1%		328
United Kingdom

Communication Services – 0.3%
BT Group plc	25	54
Informa plc	4	41
Pearson plc	3	23
Vodafone Group plc	68	135
WPP Group plc	4	44

		297

Consumer Discretionary – 0.3%
Aptiv plc	1	56
Barratt Developments plc	4	35
Burberry Group plc	1	35
Compass Group plc	4	104
Fiat S.p.A.	3	44
InterContinental Hotels Group plc	1	43
NEXT plc	1	39
Ocado Group plc (A)	2	26
Persimmon plc	1	23

		405

Consumer Staples – 0.9%
British American Tobacco plc	6	209
Coca-Cola European Partners plc (A)	1	37
Coca-Cola HBC AG	1	35
Diageo plc	6	250
Imperial Tobacco Group plc	3	59
Reckitt Benckiser Group plc	2	137
Tesco plc	25	74
Unilever N.V., Certicaaten Van Aandelen	4	225
Unilever plc	2	137

		1,163

Energy – 0.3%
BP plc	47	296
TechnipFMC plc (A)	1	30

		326

Financials – 1.2%
3i Group plc	3	45
Aviva plc	14	67
Barclays plc	42	78
HSBC Holdings plc	45	348
Legal & General Group plc	23	72
Lloyds Banking Group plc	175	116
London Stock Exchange Group plc, New Ordinary Shares	1	59
Prudential plc	6	114

24	ANNUAL REPORT	2019

SCHEDULE OF INVESTMENTS	IVY PROSHARES MSCI ACWI INDEX FUND (in thousands)

SEPTEMBER 30, 2019

COMMON STOCKS (Continued)	Shares		Value
Financials (Continued)
Royal Bank of Scotland Group plc (The)	9		$22
Standard Chartered plc	8		64
Willis Towers Watson plc	—	*	65

			1,050

Health Care – 0.6%
AstraZeneca plc	3		284
GlaxoSmithKline plc	12		250
Smith & Nephew plc	3		61

			595

Industrials – 0.4%
Allegion plc	—	*	43
Ashtead Group plc	1		40
BAE Systems plc	9		62
Bunzl plc	1		33
Experian plc	3		82
IHS Markit Ltd. (A)	1		61
Intertek Group plc	1		40
Melrose Industries plc	15		37
RELX plc	5		107
Rentokil Initial plc	6		37
Rolls-Royce Group plc	4		43
Smiths Group plc	2		36
Spirax-Sarco Engineering plc	—	*	31

			652

Information Technology – 0.1%
Halma plc	2		39
Sage Group plc	4		32

			71

Materials – 0.4%
Amcor plc	4		35
Anglo American plc	3		68
Croda International plc	1		37
Johnson Matthey plc	1		28
Linde plc	1		247
Rio Tinto Ltd.	1		62
Rio Tinto plc	3		133

			610

Utilities – 0.2%
National Grid plc	10		107
SSE plc	3		49
United Utilities Group plc	4		39

			195

Total United Kingdom – 4.7%			5,364
United States

Communication Services – 5.7%
Activision Blizzard, Inc.	2		95
Alphabet, Inc., Class A (A)	1		852
Alphabet, Inc., Class C (A)	1		890
AT&T, Inc.	17		652
CBS Corp., Class B	1		38
CenturyLink, Inc.	3		33
Charter Communications, Inc., Class A (A)	—	*	156

COMMON STOCKS (Continued)	Shares		Value
Communication Services (Continued)
Comcast Corp., Class A	11		$483
Discovery, Inc. (A)	2		38
Electronic Arts, Inc. (A)	1		77
Facebook, Inc., Class A (A)	6		1,004
Fox Corp., Class A	1		29
IAC/InterActiveCorp (A)	—	*	50
Liberty Broadband Corp. (A)	—	*	39
Liberty Global, Inc., Series C (A)	2		44
Liberty Media Corp., Class C (A)	1		29
Live Nation, Inc. (A)	1		33
Netflix, Inc. (A)	1		280
Omnicom Group, Inc.	1		54
SBA Communications Corp.	—	*	83
Sirius XM Holdings, Inc. (B)	5		29
Take-Two Interactive Software, Inc. (A)	—	*	43
T-Mobile USA, Inc. (A)	1		71
Twitter, Inc. (A)	2		77
Verizon Communications, Inc.	9		573
Walt Disney Co. (The)	4		551
Zayo Group Holdings, Inc. (A)	1		31

			6,334

Consumer Discretionary – 5.7%
Amazon.com, Inc. (A)	1		1,743
Aramark	1		33
AutoZone, Inc. (A)	—	*	67
Best Buy Co., Inc.	1		51
Booking Holdings, Inc. (A)	—	*	206
Burlington Stores, Inc. (A)	—	*	41
CarMax, Inc. (A)	1		53
Carnival Corp.	1		40
Chipotle Mexican Grill, Inc., Class A (A)	—	*	68
D.R. Horton, Inc.	1		58
Darden Restaurants, Inc.	—	*	41
Dollar General Corp.	1		110
Dollar Tree, Inc. (A)	1		79
Domino’s Pizza, Inc.	—	*	30
eBay, Inc.	2		97
Expedia, Inc.	—	*	54
Ford Motor Co.	8		76
Garmin Ltd.	—	*	31
General Motors Co.	3		112
Genuine Parts Co.	—	*	47
Hasbro, Inc.	—	*	44
Home Depot, Inc. (The)	3		610
Kohl’s Corp.	1		27
Las Vegas Sands, Inc.	1		54
Lennar Corp.	1		49
LKQ Corp. (A)	1		35
Lowe’s Co., Inc.	2		209
Marriott International, Inc., Class A	1		89
McDonalds Corp.	2		379
MGM Resorts International	2		42
NIKE, Inc., Class B	3		275
Norwegian Cruise Line Holdings Ltd. (A)	1		35
NVR, Inc. (A)	—	*	41
O’Reilly Automotive, Inc. (A)	—	*	77
Pulte Homes, Inc.	1		37
Roku, Inc. (A)	—	*	23
Ross Stores, Inc.	1		106

COMMON STOCKS (Continued)	Shares		Value
Consumer Discretionary (Continued)
Royal Caribbean Cruises Ltd.	—	*	$49
Starbucks Corp.	3		254
TAL Education Group ADR (A)	1		35
Target Corp.	1		151
Tesla Motors, Inc. (A)(B)	—	*	79
Tiffany & Co. (B)	—	*	22
TJX Cos., Inc. (The)	3		158
Tractor Supply Co.	—	*	36
Ulta Beauty, Inc. (A)	—	*	44
V.F. Corp.	1		75
Vail Resorts, Inc.	—	*	31
Wayfair, Inc., Class A (A)(B)	—	*	23
Whirlpool Corp.	—	*	40
Wynn Resorts Ltd.	—	*	29
YUM! Brands, Inc.	1		89

			6,284

Consumer Staples – 4.8%
Altria Group, Inc.	5		191
Archer Daniels Midland Co.	1		48
Brown-Forman Corp., Class B	1		49
Bunge Ltd.	—	*	18
Campbell Soup Co.	1		38
Church & Dwight Co., Inc.	1		63
Clorox Co. (The)	—	*	63
Coca-Cola Co. (The)	9		500
Colgate-Palmolive Co.	2		157
ConAgra Foods, Inc.	1		35
Constellation Brands, Inc.	—	*	84
Costco Wholesale Corp.	1		288
CVS Caremark Corp.	3		197
Estee Lauder Co., Inc. (The), Class A	1		108
General Mills, Inc.	2		88
Hershey Foods Corp.	—	*	66
Hormel Foods Corp.	1		34
J.M. Smucker Co. (The) (B)	—	*	39
Kellogg Co.	1		45
Kimberly-Clark Corp.	1		133
Kraft Foods Group, Inc.	1		40
Kroger Co. (The)	3		67
Lamb Weston Holdings, Inc.	—	*	34
McCormick & Co., Inc. (B)	—	*	64
Molson Coors Brewing Co., Class B	1		34
Mondelez International, Inc., Class A	3		178
Monster Beverage Corp. (A)	1		67
PepsiCo, Inc.	3		441
Philip Morris International, Inc.	4		294
Procter & Gamble Co. (The)	6		717
Sysco Corp.	1		94
Tyson Foods, Inc.	1		64
Walgreen Co.	2		118
Wal-Mart Stores, Inc.	3		388

			4,844

Energy – 2.5%
Apache Corp.	1		28
Cabot Oil & Gas Corp.	1		24
CF Industries Holdings, Inc.	1		35
Cheniere Energy, Inc. (A)	1		39
Chevron Corp.	4		526
Concho Resources, Inc.	—	*	28
ConocoPhillips	3		168

2019	ANNUAL REPORT	25

SCHEDULE OF INVESTMENTS	IVY PROSHARES MSCI ACWI INDEX FUND (in thousands)

SEPTEMBER 30, 2019

COMMON STOCKS (Continued)	Shares		Value
Energy (Continued)
Devon Energy Corp.	1		$33
Diamondback Energy, Inc.	—	*	27
EOG Resources, Inc.	1		111
Exxon Mobil Corp.	10		688
Halliburton Co.	2		45
Hess Corp.	1		51
Kinder Morgan, Inc.	5		107
Marathon Oil Corp.	2		31
Marathon Petroleum Corp.	2		107
National Oilwell Varco, Inc.	1		22
Noble Energy, Inc.	1		33
Occidental Petroleum Corp.	2		103
ONEOK, Inc.	1		76
Phillips 66	1		109
Pioneer Natural Resources Co.	—	*	60
Schlumberger Ltd.	4		123
Targa Resources Corp.	1		26
Valero Energy Corp.	1		88
Williams Co., Inc. (The)	3		81

			2,769

Financials – 7.0%
Aflac, Inc.	2		86
Alleghany Corp. (A)	—	*	52
Allstate Corp. (The)	1		86
Ally Financial, Inc.	1		38
American Express Co.	2		190
American International Group, Inc.	2		121
Ameriprise Financial, Inc.	—	*	54
Annaly Capital Management, Inc.	4		36
Aon plc	1		109
Arthur J. Gallagher & Co.	1		45
Bank of America Corp.	21		625
Bank of New York Mellon Corp. (The)	2		103
BB&T Corp.	2		98
Berkshire Hathaway, Inc., Class B (A)	3		607
BlackRock, Inc., Class A	—	*	122
Capital One Financial Corp.	1		101
Charles Schwab Corp. (The)	3		121
Chicago Board Options Exchange, Inc.	—	*	41
Cincinnati Financial Corp.	1		63
Citigroup, Inc.	6		383
Citizens Financial Group, Inc.	1		43
CME Group, Inc.	1		165
Comerica, Inc.	—	*	31
Discover Financial Services	1		72
E*TRADE Financial Corp.	1		32
Fidelity National Information Services, Inc.	1		193
Fifth Third Bancorp	2		49
First Republic Bank	—	*	40
FNF Group	1		52
Franklin Resources, Inc.	1		33
Goldman Sachs Group, Inc. (The)	1		177
Hartford Financial Services Group, Inc. (The)	1		51
Huntington Bancshares, Inc.	3		47
Intercontinental Exchange, Inc.	1		113
Invesco Ltd.	1		22
JPMorgan Chase & Co.	8		891
KeyCorp	3		46
KKR & Co.	2		41

COMMON STOCKS (Continued)	Shares		Value
Financials (Continued)
Lincoln National Corp.	1		$36
Loews Corp.	1		41
M&T Bank Corp.	—	*	60
Markel Corp. (A)	—	*	44
MarketAxess Holdings, Inc.	—	*	34
Marsh & McLennan Cos., Inc.	1		118
MetLife, Inc.	2		96
Moody’s Corp.	—	*	80
Morgan Stanley	3		133
MSCI, Inc., Class A	—	*	54
NASDAQ, Inc.	—	*	27
Northern Trust Corp.	1		50
PNC Financial Services Group, Inc. (The)	1		160
Principal Financial Group, Inc.	1		48
Progressive Corp. (The)	1		108
Prudential Financial, Inc.	1		92
Raymond James Financial, Inc.	—	*	29
Regions Financial Corp.	3		42
S&P Global, Inc.	1		133
State Street Corp.	1		54
SunTrust Banks, Inc.	1		79
SVB Financial Group (A)	—	*	32
Synchrony Financial	2		62
T. Rowe Price Group, Inc.	1		74
TD Ameritrade Holding Corp.	1		34
Travelers Co., Inc. (The)	1		98
U.S. Bancorp	4		195
Voya Financial, Inc.	1		34
Wells Fargo & Co.	10		507
Zions Bancorporation	—	*	21

			7,754

Health Care – 7.4%
Abbott Laboratories	4		341
AbbVie, Inc.	4		275
Abiomed, Inc. (A)	—	*	21
Agilent Technologies, Inc.	1		68
Alexion Pharmaceuticals, Inc. (A)	1		60
Align Technology, Inc. (A)	—	*	38
Allergan plc	1		149
Alnylam Pharmaceuticals, Inc. (A)	—	*	20
AmerisourceBergen Corp.	—	*	38
Amgen, Inc.	1		284
Anthem, Inc.	1		139
Bausch Health Cos., Inc. (A)	1		23
Baxter International, Inc.	1		101
Becton Dickinson & Co.	1		169
Biogen, Inc. (A)	1		123
BioMarin Pharmaceutical, Inc. (A)	1		35
Boston Scientific Corp. (A)	4		142
Bristol-Myers Squibb Co.	4		206
Cardinal Health, Inc.	1		44
Celgene Corp. (A)	2		187
Centene Corp. (A)	1		51
Cerner Corp.	1		55
Cigna Corp.	1		141
Cooper Cos., Inc. (The)	—	*	43
Danaher Corp.	1		202
Dentsply Sirona, Inc.	1		39
DexCom, Inc. (A)	—	*	37
Edwards Lifesciences Corp. (A)	1		118
Elanco Animal Health, Inc. (A)	1		33

COMMON STOCKS (Continued)	Shares		Value
Health Care (Continued)
Eli Lilly and Co.	2		$230
Exact Sciences Corp. (A)	—	*	33
Gilead Sciences, Inc.	3		208
HCA Holdings, Inc.	1		99
Henry Schein, Inc. (A)	1		34
Hologic, Inc. (A)	1		48
Humana, Inc.	—	*	96
IDEXX Laboratories, Inc. (A)	—	*	73
Illumina, Inc. (A)	—	*	119
Incyte Corp. (A)	1		38
Intuitive Surgical, Inc. (A)	—	*	158
Ionis Pharmaceuticals, Inc. (A)	—	*	26
Jazz Pharmaceuticals plc (A)	—	*	27
Johnson & Johnson	6		813
Laboratory Corp. of America Holdings (A)	—	*	55
McKesson Corp.	1		77
Merck & Co., Inc.	6		509
Mettler-Toledo International, Inc. (A)	—	*	54
Mylan, Inc. (A)	1		27
PerkinElmer, Inc.	—	*	31
Perrigo Co. Ltd.	—	*	21
Pfizer, Inc.	13		472
Quest Diagnostics, Inc.	1		57
Quintiles Transnational Holdings, Inc. (A)	—	*	70
Regeneron Pharmaceuticals, Inc. (A)	—	*	60
ResMed, Inc.	—	*	57
STERIS plc	—	*	33
Stryker Corp.	1		166
Teleflex, Inc.	—	*	50
Thermo Fisher Scientific, Inc.	1		281
UnitedHealth Group, Inc.	2		477
Universal Health Services, Inc., Class B	—	*	48
Varian Medical Systems, Inc. (A)	—	*	33
Veeva Systems, Inc., Class A (A)	—	*	61
Vertex Pharmaceuticals, Inc. (A)	1		116
Waters Corp. (A)	—	*	58
WellCare Health Plans, Inc. (A)(C)	—	*	34
Zimmer Holdings, Inc.	1		75
Zoetis, Inc.	1		160

			8,266

Industrials – 5.3%
3M Co.	1		226
AMETEK, Inc.	1		52
Arconic, Inc.	2		45
Boeing Co. (The)	1		485
C.H. Robinson Worldwide, Inc.	—	*	33
Caterpillar, Inc.	1		189
Cintas Corp.	—	*	72
Copart, Inc. (A)	1		59
CoStar Group, Inc. (A)	—	*	62
CSX Corp.	2		128
Cummins, Inc.	—	*	74
Deere & Co.	1		134
Dover Corp.	—	*	48
Eaton Corp.	1		84
Emerson Electric Co.	2		105
Equifax, Inc.	—	*	63
Expeditors International of Washington, Inc.	1		42

26	ANNUAL REPORT	2019

SCHEDULE OF INVESTMENTS	IVY PROSHARES MSCI ACWI INDEX FUND (in thousands)

SEPTEMBER 30, 2019

COMMON STOCKS (Continued)	Shares		Value
Industrials (Continued)
Fastenal Co. (B)	2		$54
FedEx Corp.	1		93
Fortive Corp.	1		53
General Dynamics Corp.	1		100
General Electric Co.	23		205
HEICO Corp., Class A	—	*	37
Honeywell International, Inc.	2		269
IDEX Corp.	—	*	49
Illinois Tool Works, Inc.	1		120
Ingersoll-Rand plc	1		75
Jacobs Engineering Group, Inc.	—	*	36
Johnson Controls, Inc.	2		79
Kansas City Southern	—	*	40
L3Harris Technologies, Inc.	1		112
Lennox International, Inc.	—	*	41
Lockheed Martin Corp.	1		241
Masco Corp.	1		47
Norfolk Southern Corp.	1		131
Northrop Grumman Corp.	—	*	146
Old Dominion Freight Line, Inc.	—	*	38
PACCAR, Inc.	1		71
Parker Hannifin Corp.	—	*	74
Raytheon Co.	1		135
Republic Services, Inc., Class A	1		47
Rockwell Automation, Inc.	—	*	61
Roper Industries, Inc.	—	*	87
Snap-on, Inc.	—	*	32
Stanley Black & Decker, Inc.	—	*	63
Textron, Inc.	1		30
TransDigm Group, Inc.	—	*	70
TransUnion	1		42
Union Pacific Corp.	2		274
United Parcel Service, Inc., Class B	2		209
United Rentals, Inc. (A)	—	*	32
United Technologies Corp.	2		248
Verisk Analytics, Inc., Class A	—	*	61
W.W. Grainger, Inc.	—	*	40
Waste Connections, Inc.	1		74
Waste Management, Inc.	1		101
Westinghouse Air Brake Technologies Corp.	—	*	25
XPO Logistics, Inc. (A)	—	*	22
Xylem, Inc.	1		44

			5,709

Information Technology – 12.0%
Adobe, Inc. (A)	1		328
Advanced Micro Devices, Inc. (A)(B)	3		76
Akamai Technologies, Inc. (A)	—	*	43
Amphenol Corp., Class A	1		77
Analog Devices, Inc.	1		108
ANSYS, Inc. (A)	—	*	57
Apple, Inc.	11		2,466
Applied Materials, Inc.	3		134
Arista Networks, Inc. (A)	—	*	33
Autodesk, Inc. (A)	1		93
Automatic Data Processing, Inc.	1		142
Broadcom Corp., Class A	1		272
Broadridge Financial Solutions, Inc.	—	*	37
Cadence Design Systems, Inc. (A)	1		62
CDW Corp.	—	*	53
Check Point Software Technologies Ltd. (A)	—	*	45

COMMON STOCKS (Continued)	Shares		Value
Information Technology (Continued)
Cisco Systems, Inc.	10		$498
Citrix Systems, Inc.	—	*	43
Cognex Corp.	1		34
Cognizant Technology Solutions Corp., Class A	1		77
Computer Sciences Corp.	1		18
Corning, Inc.	2		66
Dell Technologies, Inc., Class V (A)	1		27
EPAM Systems, Inc. (A)	—	*	31
F5 Networks, Inc. (A)	—	*	19
FactSet Research Systems, Inc.	—	*	25
Fiserv, Inc. (A)	1		145
FleetCor Technologies, Inc. (A)	—	*	74
Fortinet, Inc. (A)	—	*	31
Garter, Inc., Class A (A)	—	*	42
Global Payments, Inc.	—	*	66
GoDaddy, Inc., Class A (A)	1		33
Hewlett Packard Enterprise Co.	5		70
Hewlett-Packard Co.	4		74
Intel Corp.	11		552
International Business Machines Corp.	2		292
Intuit, Inc.	1		165
Juniper Networks, Inc.	1		26
Keysight Technologies, Inc. (A)	1		64
KLA Corp.	—	*	76
Lam Research Corp.	—	*	102
Leidos Holdings, Inc.	—	*	30
Marvell Technology Group Ltd.	1		35
MasterCard, Inc., Class A	2		568
Maxim Integrated Products, Inc.	1		50
Microchip Technology, Inc.	1		64
Micron Technology, Inc. (A)	3		114
Microsoft Corp.	17		2,390
Motorola, Inc.	—	*	80
NetApp, Inc.	1		38
NVIDIA Corp.	1		246
Okta, Inc. (A)	—	*	31
ON Semiconductor Corp. (A)	1		28
Oracle Corp.	5		302
Palo Alto Networks, Inc. (A)	—	*	55
Paychex, Inc.	1		56
Paycom Software, Inc. (A)	—	*	31
PayPal, Inc. (A)	3		271
PTC, Inc. (A)	—	*	30
Qorvo, Inc. (A)	—	*	28
QUALCOMM, Inc.	3		216
salesforce.com, Inc. (A)	2		297
Seagate Technology	1		38
ServiceNow, Inc. (A)	—	*	123
Skyworks Solutions, Inc.	—	*	38
Snap, Inc., Class A (A)(B)	2		33
Splunk, Inc. (A)	—	*	49
Square, Inc., Class A (A)	1		53
SS&C Technologies Holdings, Inc.	1		33
Symantec Corp.	2		45
Synopsys, Inc. (A)	—	*	57
TE Connectivity Ltd.	1		80
Texas Instruments, Inc.	2		289
Trimble Navigation Ltd. (A)	1		37
Twilio, Inc., Class A (A)	—	*	36
VeriSign, Inc. (A)	—	*	58
Visa, Inc., Class A	4		678

COMMON STOCKS (Continued)	Shares		Value
Information Technology (Continued)
VMware, Inc., Class A	—	*	$33
Western Digital Corp.	1		46
Workday, Inc., Class A (A)	—	*	66
Xilinx, Inc.	1		77
Zebra Technologies Corp., Class A (A)(C)	—	*	33

			13,538

Materials – 1.7%
Air Products and Chemicals, Inc.	1		120
Avery Dennison Corp.	—	*	38
Ball Corp.	1		70
Celanese Corp., Series A	—	*	48
Corteva, Inc.	2		52
Crown Holdings, Inc. (A)	—	*	29
Dow, Inc.	2		93
DuPont De Nemours, Inc.	2		133
Eastman Chemical Co.	—	*	29
Ecolab, Inc.	1		116
FMC Corp.	—	*	41
Freeport-McMoRan Copper & Gold, Inc., Class B	4		36
International Flavors & Fragrances, Inc. (B)	—	*	32
International Paper Co.	1		41
LyondellBasell Industries N.V., Class A	1		76
Martin Marietta Materials, Inc.	—	*	49
Mosaic Co. (The)	1		30
Newmont Goldcorp Corp.	2		76
Nucor Corp.	1		45
Packaging Corp. of America	—	*	28
PPG Industries, Inc.	1		80
Sherwin-Williams Co. (The)	—	*	119
Vulcan Materials Co.	—	*	56
WestRock Co.	1		23
Weyerhaeuser Co.	3		75

			1,535

Real Estate – 1.8%
Alexandria Real Estate Equities, Inc.	—	*	42
American Tower Corp., Class A	1		239
AvalonBay Communities, Inc.	—	*	72
Boston Properties, Inc.	—	*	45
CB Richard Ellis Group, Inc. (A)	1		41
Crown Castle International Corp.	1		137
Digital Realty Trust, Inc.	1		72
Duke Realty Corp.	2		57
Equinix, Inc.	—	*	116
Equity Residential	1		75
Essex Property Trust, Inc.	—	*	58
Extra Space Storage, Inc.	—	*	46
HCP, Inc.	1		53
Hilton Worldwide Holdings, Inc.	1		70
Host Hotels & Resorts, Inc.	2		32
Invitation Homes, Inc.	2		46
Iron Mountain, Inc.	1		36
Mid-America Apartment Communities, Inc.	—	*	43
ProLogis, Inc.	2		140
Public Storage, Inc.	—	*	80
Realty Income Corp.	1		64
Simon Property Group, Inc.	1		117

2019	ANNUAL REPORT	27

SCHEDULE OF INVESTMENTS	IVY PROSHARES MSCI ACWI INDEX FUND (in thousands)

SEPTEMBER 30, 2019

COMMON STOCKS (Continued)	Shares		Value
Real Estate (Continued)
Sun Communities, Inc.	—	*	$46
UDR, Inc.	1		40
Ventas, Inc.	1		73
W.P. Carey, Inc.	1		47
Welltower, Inc.	1		91

			1,978

Utilities – 2.0%
AES Corp. (The)	2		36
Alliant Energy Corp.	1		34
Ameren Corp.	1		43
American Electric Power Co., Inc.	1		95
American Water Works Co., Inc.	—	*	58
Atmos Energy Corp.	—	*	34
CenterPoint Energy, Inc.	1		42
CMS Energy Corp.	1		45
Consolidated Edison, Inc.	1		60
Dominion Energy, Inc.	2		135
DTE Energy Co.	—	*	49
Duke Energy Corp.	1		140
Edison International	1		73
Entergy Corp.	—	*	49
Evergy, Inc.	1		41
Eversource Energy	1		67
Exelon Corp.	2		98
FirstEnergy Corp.	1		61
NextEra Energy, Inc.	1		238
NiSource, Inc.	1		35
NRG Energy, Inc.	1		36

COMMON STOCKS (Continued)	Shares		Value
Utilities (Continued)
Pinnacle West Capital Corp.	—	*	$30
PPL Corp.	2		64
Public Service Enterprise Group, Inc.	1		72
Sempra Energy	1		86
Southern Co. (The)	2		146
UGI Corp.	1		35
Vistra Energy Corp.	1		32
WEC Energy Group, Inc.	1		69
Xcel Energy, Inc.	1		68

			2,071

Total United States – 55.9%			61,082

TOTAL COMMON STOCKS – 98.8%			$111,140
(Cost: $101,010)

PREFERRED STOCKS
Germany

Consumer Discretionary – 0.1%
Volkswagen AG, 2.260%	1		92

Consumer Staples – 0.1%
Henkel AG & Co. KGaA	—	*	46

Total Germany – 0.2%			138

PREFERRED STOCKS (Continued)	Shares	Value
South Korea

Information Technology – 0.1%
Samsung Electronics Co. Ltd.	2	$67

Total South Korea – 0.1%		67

TOTAL PREFERRED STOCKS – 0.3%		$205
(Cost: $217)

SHORT-TERM SECURITIES	Principal
Master Note – 0.4%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps) 2.170%, 10–7–19 (D)	$452	452

Money Market Funds – 0.6%
Dreyfus Institutional Preferred Government Money Market Fund - Institutional Shares 1.900%, (E)(F)	697	697

TOTAL SHORT-TERM SECURITIES – 1.0%		$1,149
(Cost: $1,149)

TOTAL INVESTMENT SECURITIES – 100.1%		$112,494
(Cost: $102,376)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.1)%		(123)

NET ASSETS – 100.0%		$112,371

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)	No dividends were paid during the preceding 12 months.

(B)	All or a portion of securities with an aggregate value of $909 are on loan.

(C)

Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2019 the total value of these securities amounted to $451 or 0.4% of net assets.

(D)

Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2019. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

(E)	Rate shown is the annualized 7-day yield at September 30, 2019.

(F)	Investment made with cash collateral received from securities on loan.

28	ANNUAL REPORT	2019

SCHEDULE OF INVESTMENTS	IVY PROSHARES MSCI ACWI INDEX FUND (in thousands)

SEPTEMBER 30, 2019

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2019. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks
Communication Services	$6,664	$2,843	$—
Consumer Discretionary	7,848	3,474	—
Consumer Staples	5,409	4,357	—
Energy	3,930	2,137	—
Financials	10,195	8,465	—
Health Care	8,727	4,031	—
Industrials	6,489	5,406	—
Information Technology	14,438	3,633	—
Materials	2,489	2,908	—
Real Estate	2,099	1,619	—
Utilities	2,363	1,616	—
Total Common Stocks	$70,651	$40,489	$—
Preferred Stocks	—	205	—
Short-Term Securities	697	452	—
Total	$71,348	$41,146	$—

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

GDR = Global Depositary Receipts

LIBOR = London Interbank Offered Rate

Market Sector Diversification

(as a % of net assets)
Financials	16.6%
Information Technology	16.1%
Health Care	11.4%
Industrials	10.6%
Consumer Discretionary	10.2%
Consumer Staples	8.7%
Communication Services	8.5%
Energy	5.4%
Materials	4.8%
Utilities	3.5%
Real Estate	3.3%
Other+	0.9%

+	Includes liabilities (net of cash and other assets), and cash equivalents

See Accompanying Notes to Financial Statements.

2019	ANNUAL REPORT	29

PORTFOLIO HIGHLIGHTS	IVY PROSHARES RUSSELL 2000 DIVIDEND GROWERS INDEX FUND

ALL DATA IS AS OF SEPTEMBER 30, 2019 (UNAUDITED)

Asset Allocation

Stocks	99.8%
Utilities	24.5%
Industrials	17.8%
Financials	15.7%
Consumer Staples	12.2%
Materials	7.8%
Real Estate	6.2%
Health Care	6.0%
Consumer Discretionary	4.9%
Information Technology	3.1%
Communication Services	1.6%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	0.2%

Top 10 Equity Holdings

Company	Sector	Industry
Group 1 Automotive, Inc.	Consumer Discretionary	Automotive Retail
Gorman-Rupp Co. (The)	Industrials	Industrial Machinery
Matthews International Corp.	Industrials	Diversified Support Services
Hillenbrand, Inc.	Industrials	Industrial Machinery
American Equity Investment Life Holding Co.	Financials	Life & Health Insurance
Inter Parfums, Inc.	Consumer Staples	Personal Products
McGrath RentCorp	Industrials	Diversified Support Services
Middlesex Water Co.	Utilities	Water Utilities
H.B. Fuller Co.	Materials	Specialty Chemicals
Universal Health Realty Income Trust	Real Estate	Health Care REITs

See your advisor or www.ivyinvestments.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

30	ANNUAL REPORT	2019

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY PROSHARES RUSSELL 2000 DIVIDEND GROWERS INDEX FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class E	Class I	Class N	Class R
1-year period ended 9-30-19	-0.24%	-0.08%	2.66%	2.66%	1.81%
5-year period ended 9-30-19	—	—	—	—	—
10-year period ended 9-30-19	—	—	—	—	—
Since Inception of Class through 9-30-19(4)	4.38%	4.51%	5.77%	5.77%	4.98%

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A and Class E Shares carry a maximum front-end sales load of 2.50%. Class I, Class N and Class R shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)

4-20-17 for Class A shares, 4-20-17 for Class E shares, 4-20-17 for Class I shares, 4-20-17 for Class N shares and 4-20-17 for Class R shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2019	ANNUAL REPORT	31

SCHEDULE OF INVESTMENTS	IVY PROSHARES RUSSELL 2000 DIVIDEND GROWERS INDEX FUND (in thousands)

SEPTEMBER 30, 2019

COMMON STOCKS	Shares	Value
Communication Services

Publishing – 1.6%
Meredith Corp.	57	$2,100

Total Communication Services – 1.6%		2,100
Consumer Discretionary

Automotive Retail – 1.8%
Group 1 Automotive, Inc.	26	2,358

Homefurnishing Retail – 1.6%
Aaron Rents, Inc.	32	2,058

Leisure Facilities – 1.5%
International Speedway Corp., Class A	44	1,971

Total Consumer Discretionary – 4.9%		6,387
Consumer Staples

Food Distributors – 1.6%
Andersons, Inc. (The)	89	2,006

Packaged Foods & Meats – 5.9%
Calavo Growers, Inc.	20	1,904
J&J Snack Foods Corp. (A)	10	1,956
Lancaster Colony Corp.	13	1,852
Tootsie Roll Industries, Inc.	52	1,941

		7,653

Personal Products – 1.6%
Inter Parfums, Inc.	30	2,128

Tobacco – 3.1%
Universal Corp.	38	2,085
Vector Group Ltd. (A)	164	1,955

		4,040

Total Consumer Staples – 12.2%		15,827
Financials

Asset Management & Custody Banks – 1.5%
Westwood Holdings Group, Inc.	71	1,964

Investment Banking & Brokerage – 1.6%
Northwest Bancshares, Inc.	125	2,044

Life & Health Insurance – 1.7%
American Equity Investment Life Holding Co.	90	2,171

Property & Casualty Insurance – 1.5%
RLI Corp.	21	1,994

Regional Banks – 9.4%
BancFirst Corp.	37	2,059
Community Bank System, Inc.	32	1,984
Southside Bancshares, Inc.	60	2,048

COMMON STOCKS (Continued)	Shares	Value
Regional Banks (Continued)
Tompkins Financial Corp.	25	$2,047
UMB Financial Corp.	32	2,048
United Bankshares, Inc.	53	2,025

		12,211

Total Financials – 15.7%		20,384
Health Care

Health Care Facilities – 1.6%
National HealthCare Corp.	25	2,023

Health Care Services – 1.4%
Ensign Group, Inc. (The)	40	1,890

Health Care Supplies – 3.0%
Atrion Corp.	3	2,002
Utah Medical Products, Inc.	20	1,949

		3,951

Total Health Care – 6.0%		7,864
Industrials

Agricultural & Farm Machinery – 1.6%
Lindsay Corp.	22	2,049

Commercial Printing – 1.6%
Brady Corp., Class A	39	2,047

Diversified Support Services – 5.0%
Healthcare Services Group, Inc.	85	2,072
Matthews International Corp.	65	2,284
McGrath RentCorp	31	2,125

		6,481

Environmental & Facilities Services – 1.6%
ABM Industries, Inc.	56	2,025

Industrial Machinery – 5.0%
Franklin Electric Co., Inc.	42	2,029
Gorman-Rupp Co. (The)	66	2,294
Hillenbrand, Inc.	70	2,176

		6,499

Office Services & Supplies – 1.5%
MSA Safety, Inc.	18	2,008

Trading Companies & Distributors – 1.5%
GATX Corp.	26	2,023

Total Industrials – 17.8%		23,132
Information Technology

Data Processing & Outsourced Services – 1.6%
Cass Information Systems, Inc.	38	2,048

COMMON STOCKS (Continued)	Shares	Value
Electronic Equipment & Instruments – 1.5%
Badger Meter, Inc.	37	$2,011

Total Information Technology – 3.1%		4,059
Materials

Specialty Chemicals – 7.8%
Balchem Corp.	20	2,018
H.B. Fuller Co.	45	2,118
Quaker Chemical Corp.	12	1,950
Sensient Technologies Corp.	30	2,048
Stepan Co.	20	1,989

		10,123

Total Materials – 7.8%		10,123
Real Estate

Health Care REITs – 3.1%
National Health Investors, Inc.	24	1,939
Universal Health Realty Income Trust	20	2,100

		4,039

Retail REITs – 3.1%
Tanger Factory Outlet Centers, Inc.	130	2,016
Urstadt Biddle Properties, Inc., Class A	88	2,083

		4,099

Total Real Estate – 6.2%		8,138
Utilities

Electric Utilities – 3.1%
ALLETE, Inc.	23	2,024
Portland General Electric Co.	35	1,974

		3,998

Gas Utilities – 9.2%
Chesapeake Utilities Corp.	21	1,993
New Jersey Resources Corp.	44	1,971
Northwest Natural Gas Co.	28	1,992
South Jersey Industries, Inc.	60	1,977
Southwest Gas Corp.	22	1,991
Spire, Inc.	23	2,016

		11,940

Independent Power Producers & Energy Traders – 1.5%
Black Hills Corp.	26	1,984

Multi-Utilities – 3.1%
Avista Corp.	42	2,022
NorthWestern Corp.	27	2,008

		4,030

Water Utilities – 7.6%
American States Water Co.	21	1,930
California Water Service Group	36	1,907
Connecticut Water Service, Inc.	28	1,976

32	ANNUAL REPORT	2019

SCHEDULE OF INVESTMENTS	IVY PROSHARES RUSSELL 2000 DIVIDEND GROWERS INDEX FUND (in thousands)

SEPTEMBER 30, 2019

COMMON STOCKS (Continued)	Shares	Value
Water Utilities (Continued)
Middlesex Water Co.	33	$2,122
SJW Corp.	29	1,997

		9,932

Total Utilities – 24.5%		31,884

TOTAL COMMON STOCKS – 99.8%		$129,898
(Cost: $118,934)

SHORT-TERM SECURITIES	Principal
Master Note – 0.0%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps),
2.170%, 10–7–19 (B)	$3	3

TOTAL SHORT-TERM SECURITIES – 0.0%		$3
(Cost: $3)

TOTAL INVESTMENT SECURITIES – 99.8%		$129,901
(Cost: $118,937)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.2%		252

NET ASSETS – 100.0%		$130,153

Notes to Schedule of Investments

(A)	All or a portion of securities with an aggregate value of $1,755 are on loan.

(B)

Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2019. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2019. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$129,898	$—	$—
Short-Term Securities	—	3	—
Total	$129,898	$3	$—

The following acronyms are used throughout this schedule:

LIBOR = London Interbank Offered Rate

REIT = Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

2019	ANNUAL REPORT	33

PORTFOLIO HIGHLIGHTS	IVY PROSHARES S&P 500 BOND INDEX FUND

ALL DATA IS AS OF SEPTEMBER 30, 2019 (UNAUDITED)

Asset Allocation

Bonds	98.0%
Corporate Debt Securities	98.0%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	2.0%

Quality Weightings

Investment Grade	98.0%
AAA	3.6%
AA	9.8%
A	39.8%
BBB	44.8%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	2.0%

Our preference is to always use ratings obtained from Standard & Poor’s, Moody’s, and Fitch. It is each Portfolio’s general policy to classify such security at the lower rating level if only two ratings are available. If more than two ratings are available and a median exists, the median is used. If more than two ratings exist without a median, the lower of the two middle ratings is used. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

34	ANNUAL REPORT	2019

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY PROSHARES S&P 500 BOND INDEX FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class E	Class I	Class N	Class R
1-year period ended 9-30-19	9.61%	9.67%	12.74%	12.74%	11.91%
5-year period ended 9-30-19	—	—	—	—	—
10-year period ended 9-30-19	—	—	—	—	—
Since Inception of Class through 9-30-19(4)	3.56%	3.61%	4.91%	4.91%	4.15%

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A and Class E Shares carry a maximum front-end sales load of 2.50%. Class I, Class N and Class R shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)

4-20-17 for Class A shares, 4-20-17 for Class E shares, 4-20-17 for Class I shares, 4-20-17 for Class N shares and 4-20-17 for Class R shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2019	ANNUAL REPORT	35

SCHEDULE OF INVESTMENTS	IVY PROSHARES S&P 500 BOND INDEX FUND (in thousands)

SEPTEMBER 30, 2019

CORPORATE DEBT SECURITIES	Principal	Value
Communication Services

Advertising – 0.1%
Omnicom Group, Inc.,
3.600%, 4–15–26	$150	$158

Broadcasting – 0.7%
Discovery Communications LLC (GTD by Discovery, Inc.),
3.950%, 3–20–28	200	209
Discovery Communications, Inc.,
5.200%, 9–20–47	200	218
NBCUniversal Media LLC,
4.375%, 4–1–21	560	580

		1,007

Cable & Satellite – 2.5%
Comcast Corp. (GTD by Comcast Cable Communications and NBC Universal),
3.700%, 4–15–24	400	426
Comcast Corp. (GTD by Comcast Cable Communications and NBCUniversal):
3.450%, 10–1–21	200	206
3.000%, 2–1–24	450	467
3.950%, 10–15–25	100	109
3.150%, 3–1–26	300	314
4.150%, 10–15–28	100	112
4.250%, 10–15–30	180	205
4.600%, 10–15–38	350	419
4.000%, 3–1–48	100	111
4.700%, 10–15–48	400	490
3.999%, 11–1–49	150	167
4.950%, 10–15–58	200	257
Viacom, Inc.,
4.375%, 3–15–43	150	155

		3,438

Integrated Telecommunication Services – 8.1%
AT&T, Inc.:
3.200%, 3–1–22	300	307
3.600%, 2–17–23	110	115
4.450%, 4–1–24	510	552
3.400%, 5–15–25	430	449
4.125%, 2–17–26	250	270
4.250%, 3–1–27	255	277
4.100%, 2–15–28	200	216
4.350%, 3–1–29	150	166
4.300%, 2–15–30	185	204
4.500%, 5–15–35	290	318
5.250%, 3–1–37	200	235
4.900%, 8–15–37	200	227
4.850%, 3–1–39	150	170
4.300%, 12–15–42	150	157
4.350%, 6–15–45	300	316
4.750%, 5–15–46	200	222
5.450%, 3–1–47	450	544
4.500%, 3–9–48	382	411
4.550%, 3–9–49	300	324
5.150%, 2–15–50	100	117
5.700%, 3–1–57	200	252
Verizon Communications, Inc.:
3.125%, 3–16–22	200	206

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Integrated Telecommunication Services (Continued)
5.150%, 9–15–23	$472	$528
3.500%, 11–1–24	450	476
3.376%, 2–15–25	350	370
2.625%, 8–15–26	150	152
4.125%, 3–16–27	510	563
4.329%, 9–21–28	120	136
4.500%, 8–10–33	100	116
5.250%, 3–16–37	626	778
4.812%, 3–15–39	200	240
4.862%, 8–21–46	447	546
5.500%, 3–16–47	395	522
4.522%, 9–15–48	150	177
5.012%, 4–15–49	105	132
4.672%, 3–15–55	200	240

		11,031

Interactive Media & Services – 0.1%
Alphabet, Inc.,
1.998%, 8–15–26	120	120

Movies & Entertainment – 0.1%
Walt Disney Co. (The),
4.125%, 6–1–44	150	181

Total Communication Services – 11.6%		15,935
Consumer Discretionary

Automobile Manufacturers – 0.7%
General Motors Co.:
4.875%, 10–2–23	531	570
5.000%, 4–1–35	210	211
5.200%, 4–1–45	200	197

		978

Department Stores – 0.1%
Nordstrom, Inc.,
5.000%, 1–15–44	100	93

General Merchandise Stores – 0.6%
Dollar Tree, Inc.:
3.700%, 5–15–23	150	156
4.000%, 5–15–25	150	159
Target Corp.:
4.000%, 7–1–42	250	288
3.900%, 11–15–47	200	229

		832

Home Improvement Retail – 1.2%
Home Depot, Inc. (The):
3.350%, 9–15–25	150	160
2.125%, 9–15–26	155	154
3.900%, 12–6–28	250	281
2.950%, 6–15–29	200	210
4.500%, 12–6–48	170	212
Lowe’s Co., Inc.:
3.100%, 5–3–27	150	155
3.650%, 4–5–29	150	161
3.700%, 4–15–46	183	184
4.050%, 5–3–47	150	160

		1,677

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Internet & Direct Marketing Retail – 1.5%
Amazon.com, Inc.:
2.400%, 2–22–23	$196	$199
2.800%, 8–22–24	400	416
3.150%, 8–22–27	200	212
3.875%, 8–22–37	400	460
4.950%, 12–5–44	100	133
4.250%, 8–22–57	150	187
eBay, Inc.:
3.600%, 6–5–27	150	156
4.000%, 7–15–42	200	195

		1,958

Restaurants – 0.9%
McDonalds Corp.:
2.625%, 1–15–22	300	305
3.350%, 4–1–23	110	115
3.700%, 1–30–26	150	161
4.450%, 9–1–48	200	231
Starbucks Corp.:
3.800%, 8–15–25	200	216
4.500%, 11–15–48	200	233

		1,261

Total Consumer Discretionary – 5.0%		6,799
Consumer Staples

Brewers – 0.2%
Molson Coors Brewing Co.:
3.000%, 7–15–26	150	152
4.200%, 7–15–46	107	108

		260

Distillers & Vintners – 0.1%
Constellation Brands, Inc.,
4.250%, 5–1–23	150	160

Drug Retail – 2.9%
CVS Caremark Corp.,
3.875%, 7–20–25	325	344
CVS Health Corp.:
3.350%, 3–9–21	500	508
2.125%, 6–1–21	386	386
3.500%, 7–20–22	150	155
3.700%, 3–9–23	200	208
4.000%, 12–5–23	241	255
4.100%, 3–25–25	660	705
2.875%, 6–1–26	200	200
4.300%, 3–25–28	430	465
4.780%, 3–25–38	325	358
5.050%, 3–25–48	375	427

		4,011

Food Retail – 0.1%
Kroger Co. (The),
4.450%, 2–1–47	100	103

Hypermarkets & Super Centers – 1.5%
Wal-Mart Stores, Inc.:
1.900%, 12–15–20	100	100
2.550%, 4–11–23	377	385

36	ANNUAL REPORT	2019

SCHEDULE OF INVESTMENTS	IVY PROSHARES S&P 500 BOND INDEX FUND (in thousands)

SEPTEMBER 30, 2019

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Hypermarkets & Super Centers (Continued)
Walmart, Inc.:
3.125%, 6–23–21	$150	$153
3.400%, 6–26–23	400	421
3.550%, 6–26–25	340	367
3.700%, 6–26–28	283	314
3.950%, 6–28–38	250	292

		2,032

Packaged Foods & Meats – 2.1%
Campbell Soup Co.,
3.950%, 3–15–25	240	254
Conagra Brands, Inc.:
4.300%, 5–1–24	150	161
5.300%, 11–1–38	150	175
5.400%, 11–1–48	400	475
General Mills, Inc.,
4.200%, 4–17–28	200	223
Kraft Heinz Foods Co.:
3.500%, 6–6–22	150	154
4.000%, 6–15–23	300	313
3.950%, 7–15–25	150	157
3.000%, 6–1–26	120	119
4.625%, 1–30–29	150	163
4.375%, 6–1–46	470	446
Tyson Foods, Inc. (GTD by Tyson Fresh Meats, Inc.):
4.000%, 3–1–26	150	163
5.100%, 9–28–48	100	121

		2,924

Soft Drinks – 0.5%
PepsiCo, Inc.:
4.450%, 4–14–46	100	125
3.450%, 10–6–46	270	291
4.000%, 5–2–47	200	234

		650

Tobacco – 1.6%
Altria Group, Inc. (GTD by Philip Morris USA, Inc.):
2.850%, 8–9–22	200	202
4.000%, 1–31–24	105	111
3.800%, 2–14–24	100	105
4.400%, 2–14–26	100	107
4.800%, 2–14–29	200	219
5.800%, 2–14–39	250	290
3.875%, 9–16–46	300	276
5.950%, 2–14–49	400	471
Philip Morris International, Inc.,
6.375%, 5–16–38	250	344

		2,125

Total Consumer Staples – 9.0%		12,265
Energy

Integrated Oil & Gas – 0.9%
Chevron Corp.:
2.100%, 5–16–21	150	150
2.355%, 12–5–22	200	203
3.191%, 6–24–23	140	146
2.954%, 5–16–26	340	356

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Integrated Oil & Gas (Continued)
Phillips 66 (GTD by Phillips 66 Co.),
4.875%, 11–15–44	$250	$298

		1,153

Oil & Gas Equipment & Services – 0.6%
Baker Hughes, a GE Co. LLC and Baker Hughes Co-Obligor, Inc.,
4.080%, 12–15–47	450	454
Halliburton Co.,
5.000%, 11–15–45	250	280
National Oilwell Varco, Inc.,
2.600%, 12–1–22	100	100

		834

Oil & Gas Exploration & Production – 3.1%
Apache Corp.,
4.375%, 10–15–28	200	205
Cimarex Energy Co.,
3.900%, 5–15–27	150	153
Concho Resources, Inc.,
4.300%, 8–15–28	125	135
ConocoPhillips Co. (GTD by ConocoPhillips):
4.950%, 3–15–26	150	173
6.500%, 2–1–39	130	188
ConocoPhillips Holding Co.,
6.950%, 4–15–29	150	204
EOG Resources, Inc.,
2.625%, 3–15–23	100	102
Exxon Mobil Corp.:
2.222%, 3–1–21	150	151
2.709%, 3–6–25	200	207
3.043%, 3–1–26	280	294
2.440%, 8–16–29	155	156
2.995%, 8–16–39	200	200
4.114%, 3–1–46	208	247
Marathon Oil Corp.,
4.400%, 7–15–27	150	160
Noble Energy, Inc.,
5.050%, 11–15–44	100	109
Occidental Petroleum Corp.:
2.700%, 8–15–22	170	171
2.900%, 8–15–24	200	202
3.000%, 2–15–27	150	149
3.500%, 8–15–29	200	203
6.450%, 9–15–36	200	248
6.600%, 3–15–46	200	261
4.200%, 3–15–48	195	193
ONEOK, Inc. (GTD by ONEOK Partners and Intermediate Partnership),
5.200%, 7–15–48	150	167

		4,278

Oil & Gas Refining & Marketing – 0.2%
HollyFrontier Corp.,
5.875%, 4–1–26	150	168
Valero Energy Corp.,
3.400%, 9–15–26	150	154

		322

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Oil & Gas Storage & Transportation – 1.2%
Kinder Morgan, Inc.:
4.300%, 6–1–25	$253	$273
5.550%, 6–1–45	200	236
5.200%, 3–1–48	150	173
MPLX L.P.:
4.000%, 3–15–28	180	188
4.500%, 4–15–38	285	296
4.700%, 4–15–48	140	146
5.500%, 2–15–49	140	163
Williams Co., Inc. (The),
4.550%, 6–24–24	100	108
Williams Partners L.P.,
3.750%, 6–15–27	110	114

		1,697

Total Energy – 6.0%		8,284
Financials

Consumer Finance – 3.1%
American Express Co.:
2.750%, 5–20–22	293	297
2.500%, 8–1–22	150	151
3.400%, 2–27–23	250	260
3.125%, 5–20–26	346	360
American Express Credit Corp.:
3.700%, 11–5–21	150	155
2.700%, 3–3–22	200	203
3.300%, 5–3–27	204	218
Capital One Financial Corp.:
4.200%, 10–29–25	200	213
3.750%, 7–28–26	643	669
General Motors Financial Co., Inc. (GTD by AmeriCredit Financial Services, Inc.):
3.200%, 7–6–21	330	333
4.200%, 11–6–21	175	181
3.150%, 6–30–22	300	304
5.100%, 1–17–24	325	349
3.950%, 4–13–24	150	154
4.350%, 1–17–27	160	165
Synchrony Financial:
4.250%, 8–15–24	115	121
3.950%, 12–1–27	150	154

		4,287

Diversified Banks – 8.2%
Bank of America Corp.:
2.503%, 10–21–22	100	101
3.300%, 1–11–23	110	114
4.125%, 1–22–24	130	140
4.200%, 8–26–24	402	431
3.950%, 4–21–25	105	111
4.450%, 3–3–26	150	163
3.500%, 4–19–26	325	346
4.250%, 10–22–26	251	272
3.248%, 10–21–27	705	733
4.183%, 11–25–27	805	866
Bank of New York Mellon Corp. (The),
2.200%, 8–16–23	400	402
BB&T Corp.:
3.050%, 6–20–22	150	153
3.750%, 12–6–23	150	159

2019	ANNUAL REPORT	37

SCHEDULE OF INVESTMENTS	IVY PROSHARES S&P 500 BOND INDEX FUND (in thousands)

SEPTEMBER 30, 2019

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Diversified Banks (Continued)
Citibank N.A.:
3.400%, 7–23–21	$400	$409
3.650%, 1–23–24	300	318
Huntington National Bank,
3.550%, 10–6–23	250	262
U.S. Bancorp:
3.150%, 4–27–27	390	413
3.000%, 7–30–29	178	184
U.S. Bank N.A.,
2.800%, 1–27–25	250	258
Wells Fargo & Co.:
2.550%, 12–7–20	205	206
2.500%, 3–4–21	260	261
4.600%, 4–1–21	130	135
2.100%, 7–26–21	150	150
3.500%, 3–8–22	211	218
2.625%, 7–22–22	400	404
3.069%, 1–24–23	302	308
3.450%, 2–13–23	105	108
3.750%, 1–24–24	300	318
3.000%, 2–19–25	110	113
3.000%, 4–22–26	150	154
4.100%, 6–3–26	150	161
3.000%, 10–23–26	310	318
4.300%, 7–22–27	220	241
4.150%, 1–24–29	300	332
5.606%, 1–15–44	178	230
3.900%, 5–1–45	208	235
4.400%, 6–14–46	255	286
4.750%, 12–7–46	375	444
Wells Fargo Bank N.A.:
2.600%, 1–15–21	250	252
3.625%, 10–22–21	250	257
3.550%, 8–14–23	250	263

		11,229

Financial Exchanges & Data – 0.1%
Intercontinental Exchange, Inc.,
4.250%, 9–21–48	150	179

Insurance Brokers – 0.2%
Marsh & McLennan Cos., Inc.:
3.875%, 3–15–24	100	106
4.375%, 3–15–29	150	170

		276

Investment Banking & Brokerage – 6.7%
Goldman Sachs Group, Inc. (The):
2.625%, 4–25–21	150	151
5.250%, 7–27–21	100	105
2.350%, 11–15–21	200	200
5.750%, 1–24–22	350	377
3.000%, 4–26–22	500	506
3.625%, 1–22–23	300	312
3.200%, 2–23–23	340	349
4.000%, 3–3–24	200	213
3.850%, 7–8–24	200	212
3.500%, 1–23–25	300	313
4.250%, 10–21–25	350	375
3.500%, 11–16–26	150	156
3.850%, 1–26–27	365	387

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Investment Banking & Brokerage (Continued)
6.750%, 10–1–37	$300	$405
4.800%, 7–8–44	100	120
5.150%, 5–22–45	200	238
4.750%, 10–21–45	211	254
Morgan Stanley:
2.500%, 4–21–21	150	151
5.500%, 7–28–21	326	346
2.625%, 11–17–21	270	272
2.750%, 5–19–22	245	248
3.125%, 1–23–23	200	205
3.750%, 2–25–23	290	303
4.100%, 5–22–23	264	278
3.875%, 4–29–24	200	213
3.700%, 10–23–24	330	350
4.000%, 7–23–25	500	539
3.875%, 1–27–26	203	218
4.350%, 9–8–26	482	523
3.950%, 4–23–27	190	201
4.375%, 1–22–47	550	647

		9,167

Life & Health Insurance – 0.4%
MetLife, Inc.,
4.600%, 5–13–46	150	181
Prudential Financial, Inc.:
3.935%, 12–7–49	150	162
4.350%, 2–25–50	150	172

		515

Multi-Line Insurance – 0.6%
American International Group, Inc.:
3.900%, 4–1–26	280	298
4.500%, 7–16–44	340	378
4.750%, 4–1–48	100	117

		793

Other Diversified Financial Services – 5.9%
Citigroup, Inc.:
2.650%, 10–26–20	255	257
2.700%, 3–30–21	100	101
2.900%, 12–8–21	610	619
4.500%, 1–14–22	300	315
2.750%, 4–25–22	100	102
4.400%, 6–10–25	375	403
3.200%, 10–21–26	425	439
4.450%, 9–29–27	175	191
4.125%, 7–25–28	200	215
8.125%, 7–15–39	200	327
4.650%, 7–23–48	300	367
Fidelity National Information Services, Inc.,
3.000%, 8–15–26	150	154
Jefferies Group LLC and Jefferies Group Capital Finance, Inc.,
4.150%, 1–23–30	150	150
JPMorgan Chase & Co.:
4.250%, 10–15–20	185	189
2.550%, 10–29–20	150	151
2.550%, 3–1–21	200	201
2.295%, 8–15–21	350	351
4.350%, 8–15–21	150	156

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Other Diversified Financial Services (Continued)
4.500%, 1–24–22	$150	$158
3.250%, 9–23–22	300	310
2.972%, 1–15–23	510	519
3.200%, 1–25–23	290	299
2.700%, 5–18–23	230	234
3.875%, 9–10–24	300	320
2.950%, 10–1–26	405	416
4.125%, 12–15–26	140	153
3.625%, 12–1–27	530	559
6.400%, 5–15–38	150	213
4.950%, 6–1–45	215	267

		8,136

Property & Casualty Insurance – 0.9%
ACE INA Holdings, Inc. (GTD by ACE Ltd.),
2.300%, 11–3–20	100	101
Berkshire Hathaway Finance Corp. (GTD by Berkshire Hathaway, Inc.):
4.200%, 8–15–48	100	117
4.250%, 1–15–49	150	178
Berkshire Hathaway, Inc.:
2.750%, 3–15–23	322	330
3.125%, 3–15–26	300	317
Chubb INA Holdings, Inc. (GTD by Chubb Ltd.),
4.350%, 11–3–45	150	184

		1,227

Regional Banks – 0.7%
PNC Bank N.A.,
2.500%, 1–22–21	250	252
PNC Financial Services Group, Inc. (The):
2.600%, 7–23–26	230	233
3.450%, 4–23–29	186	198
Regions Financial Corp.,
3.800%, 8–14–23	150	158
SunTrust Banks, Inc.,
2.800%, 5–17–22	150	153

		994

Specialized Finance – 0.2%
LYB International Finance B.V.,
4.875%, 3–15–44	200	219

Total Financials – 27.0%		37,022
Health Care

Biotechnology – 1.8%
Amgen, Inc.:
2.650%, 5–11–22	100	101
4.400%, 5–1–45	340	383
4.563%, 6–15–48	150	172
4.663%, 6–15–51	300	349
Biogen, Inc.,
5.200%, 9–15–45	150	178
Gilead Sciences, Inc.:
3.500%, 2–1–25	165	174
4.600%, 9–1–35	200	237

38	ANNUAL REPORT	2019

SCHEDULE OF INVESTMENTS	IVY PROSHARES S&P 500 BOND INDEX FUND (in thousands)

SEPTEMBER 30, 2019

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Biotechnology (Continued)
4.000%, 9–1–36	$200	$224
4.750%, 3–1–46	150	180
4.150%, 3–1–47	451	503

		2,501

Health Care Equipment – 0.3%
Boston Scientific Corp.,
4.000%, 3–1–28	150	164
Zimmer Holdings, Inc.,
3.550%, 4–1–25	150	158

		322

Health Care Services – 0.7%
Cardinal Health, Inc.:
2.616%, 6–15–22	120	120
3.410%, 6–15–27	153	152
Cigna Corp.:
3.750%, 7–15–23	200	209
4.800%, 8–15–38	200	225
3.875%, 10–15–47	105	103
4.900%, 12–15–48	150	172

		981

Health Care Supplies – 2.1%
Abbott Laboratories:
2.900%, 11–30–21	380	387
3.750%, 11–30–26	88	96
4.900%, 11–30–46	490	632
Express Scripts Holding Co.:
3.000%, 7–15–23	150	153
4.500%, 2–25–26	200	218
3.400%, 3–1–27	200	207
4.800%, 7–15–46	300	336
Medtronic, Inc. (GTD by Medtronic Global Holdings SCA and Medtronic plc):
3.150%, 3–15–22	150	155
3.500%, 3–15–25	130	139
4.375%, 3–15–35	250	301
4.625%, 3–15–45	225	289

		2,913

Managed Health Care – 1.7%
Aetna, Inc.:
2.800%, 6–15–23	253	256
3.875%, 8–15–47	200	195
Anthem, Inc.:
3.650%, 12–1–27	340	358
4.101%, 3–1–28	100	108
3.700%, 9–15–49	150	146
UnitedHealth Group, Inc.:
3.500%, 2–15–24	175	184
3.750%, 7–15–25	200	215
2.875%, 8–15–29	200	204
3.500%, 8–15–39	200	208
4.750%, 7–15–45	100	122
3.700%, 8–15–49	350	371

		2,367

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Pharmaceuticals – 6.1%
AbbVie, Inc.:
2.300%, 5–14–21	$659	$660
2.900%, 11–6–22	465	474
3.600%, 5–14–25	300	312
4.500%, 5–14–35	150	162
4.450%, 5–14–46	282	292
4.875%, 11–14–48	175	193
Allergan Finance LLC,
3.250%, 10–1–22	150	153
Allergan Funding SCS (GTD by Warner Chilcott Ltd., Allergan Capital S.a.r.l. and Allergan Finance LLC):
3.450%, 3–15–22	175	179
3.800%, 3–15–25	100	105
4.550%, 3–15–35	175	186
4.850%, 6–15–44	190	203
Celgene Corp.:
3.900%, 2–20–28	150	165
4.550%, 2–20–48	240	286
Eli Lilly and Co.:
3.950%, 5–15–47	150	173
3.950%, 3–15–49	300	347
4.150%, 3–15–59	150	177
Johnson & Johnson:
2.900%, 1–15–28	150	158
3.625%, 3–3–37	200	223
3.700%, 3–1–46	150	169
3.500%, 1–15–48	150	165
Merck & Co., Inc.:
2.350%, 2–10–22	150	152
2.800%, 5–18–23	270	278
2.900%, 3–7–24	120	125
2.750%, 2–10–25	295	305
3.900%, 3–7–39	224	261
Mylan N.V.:
3.950%, 6–15–26	260	269
5.250%, 6–15–46	150	159
Mylan, Inc. (GTD by Mylan N.V.),
4.550%, 4–15–28	150	160
Pfizer, Inc.:
1.950%, 6–3–21	330	331
3.000%, 9–15–21	300	306
3.450%, 3–15–29	100	109
7.200%, 3–15–39	200	314
4.125%, 12–15–46	250	290
Walgreens Boots Alliance, Inc.,
3.450%, 6–1–26	450	465

		8,306

Total Health Care – 12.7%		17,390
Industrials

Aerospace & Defense – 2.6%
Boeing Co. (The):
3.600%, 5–1–34	150	163
3.250%, 2–1–35	175	182
3.900%, 5–1–49	150	166

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Aerospace & Defense (Continued)
General Dynamics Corp.,
3.000%, 5–11–21	$300	$305
Lockheed Martin Corp.:
2.500%, 11–23–20	100	100
3.550%, 1–15–26	230	247
4.070%, 12–15–42	170	196
4.090%, 9–15–52	182	215
Northrop Grumman Corp.:
2.930%, 1–15–25	175	181
4.030%, 10–15–47	180	204
Rockwell Collins, Inc.,
3.500%, 3–15–27	200	213
United Technologies Corp.:
3.650%, 8–16–23	150	159
3.950%, 8–16–25	460	504
4.500%, 6–1–42	301	361
4.625%, 11–16–48	355	444

		3,640

Agricultural & Farm Machinery – 0.1%
Deere & Co.,
3.900%, 6–9–42	150	173

Air Freight & Logistics – 0.5%
FedEx Corp.:
4.550%, 4–1–46	250	262
4.950%, 10–17–48	100	111
United Parcel Service, Inc.:
3.750%, 11–15–47	100	108
4.250%, 3–15–49	150	175

		656

Construction Machinery & Heavy Trucks – 0.2%
Caterpillar Financial Services Corp.,
2.950%, 2–26–22	259	265

Environmental & Facilities Services – 0.4%
Waste Management, Inc. (GTD by Waste Management Holdings, Inc.):
2.950%, 6–15–24	292	302
3.450%, 6–15–29	176	190

		492

Industrial Conglomerates – 2.5%
3M Co.,
4.000%, 9–14–48	142	160
GE Capital International Funding Co.:
3.373%, 11–15–25	200	204
4.418%, 11–15–35	600	629
General Electric Capital Corp.:
2.342%, 11–15–20	400	399
4.625%, 1–7–21	150	154
5.300%, 2–11–21	125	129
6.750%, 3–15–32	100	126
5.875%, 1–14–38	560	672
General Electric Co.:
2.700%, 10–9–22	405	406
6.875%, 1–10–39 (A)	142	188
Honeywell International, Inc.,
1.850%, 11–1–21	150	150

2019	ANNUAL REPORT	39

SCHEDULE OF INVESTMENTS	IVY PROSHARES S&P 500 BOND INDEX FUND (in thousands)

SEPTEMBER 30, 2019

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Industrial Conglomerates (Continued)
Ingersoll-Rand Luxembourg Finance S.A.,
3.800%, 3–21–29	$180	$192

		3,409

Industrial Machinery – 0.1%
Parker Hannifin Corp.,
4.000%, 6–14–49	135	149

Railroads – 0.4%
CSX Corp.,
4.300%, 3–1–48	225	253
Union Pacific Corp.,
4.500%, 9–10–48	250	297

		550

Total Industrials – 6.8%		9,334
Information Technology

Communications Equipment – 0.8%
Cisco Systems, Inc.:
2.200%, 2–28–21	330	332
1.850%, 9–20–21	150	150
2.500%, 9–20–26	300	309
5.900%, 2–15–39	100	142
5.500%, 1–15–40	150	207

		1,140

Data Processing & Outsourced Services – 1.9%
Fiserv, Inc.:
2.750%, 7–1–24	300	305
3.200%, 7–1–26	350	363
4.200%, 10–1–28 (B)	100	110
Global Payments, Inc.,
3.200%, 8–15–29	200	203
MasterCard, Inc.,
3.650%, 6–1–49	253	287
Visa, Inc.:
2.200%, 12–14–20	450	452
2.800%, 12–14–22	100	103
3.150%, 12–14–25	150	160
4.150%, 12–14–35	220	265
4.300%, 12–14–45	313	388

		2,636

Electronic Components – 0.2%
Corning, Inc.,
4.375%, 11–15–57	200	206

IT Consulting & Other Services – 1.1%
IBM Credit LLC,
2.650%, 2–5–21	300	303
International Business Machines Corp.:
2.500%, 1–27–22	300	303
2.850%, 5–13–22	200	205
3.000%, 5–15–24	118	122
3.300%, 5–15–26	150	158
3.500%, 5–15–29	419	450

		1,541

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Semiconductor Equipment – 0.3%
Applied Materials, Inc.,
4.350%, 4–1–47	$100	$122
Lam Research Corp.:
3.750%, 3–15–26	100	107
4.000%, 3–15–29	150	165

		394

Semiconductors – 2.4%
Broadcom Corp. and Broadcom Cayman Finance Ltd. (GTD by Broadcom Ltd.):
3.000%, 1–15–22	500	505
2.650%, 1–15–23	150	150
3.625%, 1–15–24	150	153
3.875%, 1–15–27	200	201
Intel Corp.:
3.300%, 10–1–21	150	154
2.600%, 5–19–26	360	370
3.734%, 12–8–47	100	112
QUALCOMM, Inc.:
2.600%, 1–30–23	330	335
3.250%, 5–20–27	210	220
4.800%, 5–20–45	350	418
4.300%, 5–20–47	260	291
Texas Instruments, Inc.,
4.150%, 5–15–48	250	307

		3,216

Systems Software – 5.5%
Microsoft Corp.:
2.000%, 8–8–23	150	151
2.875%, 2–6–24	350	365
3.125%, 11–3–25	585	622
2.400%, 8–8–26	280	286
3.300%, 2–6–27	250	269
4.100%, 2–6–37	450	534
3.750%, 2–12–45	250	287
3.700%, 8–8–46	420	481
4.250%, 2–6–47	190	236
3.950%, 8–8–56	300	355
4.500%, 2–6–57	300	391
Oracle Corp.:
1.900%, 9–15–21	175	175
2.500%, 5–15–22	300	304
2.500%, 10–15–22	350	355
2.625%, 2–15–23	150	153
2.400%, 9–15–23	642	651
3.400%, 7–8–24	154	162
2.950%, 11–15–24	150	156
2.950%, 5–15–25	100	104
2.650%, 7–15–26	530	541
3.250%, 11–15–27	280	297
3.800%, 11–15–37	250	274
4.000%, 7–15–46	130	145
4.000%, 11–15–47	250	281

		7,575

Technology Hardware, Storage & Peripherals – 4.4%
Apple, Inc.:
2.250%, 2–23–21	400	402
2.850%, 5–6–21	222	226

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Technology Hardware, Storage & Peripherals (Continued)
2.850%, 2–23–23	$150	$154
2.400%, 5–3–23	400	406
3.000%, 2–9–24	360	375
3.450%, 5–6–24	150	160
2.850%, 5–11–24	300	311
2.500%, 2–9–25	200	205
3.200%, 5–13–25	230	244
3.250%, 2–23–26	150	159
3.350%, 2–9–27	348	372
3.200%, 5–11–27	200	212
2.900%, 9–12–27	200	208
3.000%, 11–13–27	150	158
4.500%, 2–23–36	200	244
3.850%, 5–4–43	150	168
3.450%, 2–9–45	350	372
4.650%, 2–23–46	470	592
3.750%, 11–13–47	300	336
Hewlett Packard Enterprise Co.:
3.600%, 10–15–20 (B)	150	152
4.900%, 10–15–25 (B)	150	167
6.350%, 10–15–45 (B)	250	292
HP, Inc.,
6.000%, 9–15–41	150	172

		6,087

Total Information Technology – 16.6%		22,795
Materials

Diversified Chemicals – 0.7%
DowDuPont, Inc.:
4.205%, 11–15–23	400	429
4.493%, 11–15–25	250	276
5.419%, 11–15–48	110	140
Eastman Chemical Co.,
4.650%, 10–15–44	150	163

		1,008

Paper Packaging – 0.1%
International Paper Co.,
3.000%, 2–15–27	200	204

Specialty Chemicals – 0.5%
LYB International Finance II B.V.,
3.500%, 3–2–27	100	103
Sherwin-Williams Co. (The):
2.750%, 6–1–22	100	102
3.450%, 6–1–27	200	209
4.500%, 6–1–47	182	204

		618

Total Materials – 1.3%		1,830
Real Estate

Office REITs – 0.1%
Boston Properties L.P.,
4.500%, 12–1–28	150	171

40	ANNUAL REPORT	2019

SCHEDULE OF INVESTMENTS	IVY PROSHARES S&P 500 BOND INDEX FUND (in thousands)

SEPTEMBER 30, 2019

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Specialized REITs – 0.3%
American Tower Corp.:
3.375%, 10–15–26	$120	$125
3.800%, 8–15–29	200	213

		338

Total Real Estate – 0.4%		509
Utilities

Electric Utilities – 1.0%
Duke Energy Corp.:
2.650%, 9–1–26	100	100
3.750%, 9–1–46	150	155
FirstEnergy Corp.,
3.900%, 7–15–27	200	213
Florida Power & Light Co.,
3.150%, 10–1–49	200	203
Georgia Power Co.,
4.300%, 3–15–42	200	220
MidAmerican Energy Co.,
4.250%, 7–15–49	100	120

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Electric Utilities (Continued)
Southern Co. (The):
2.950%, 7–1–23	$300	$306
4.400%, 7–1–46	100	112

		1,429

Multi-Utilities – 0.6%
Berkshire Hathaway Energy Co.:
6.125%, 4–1–36	160	222
4.450%, 1–15–49	200	239
NiSource Finance Corp. (GTD by NiSource, Inc.),
3.490%, 5–15–27	150	157
Sempra Energy,
3.400%, 2–1–28	150	155

		773

Total Utilities – 1.6%		2,202

TOTAL CORPORATE DEBT SECURITIES – 98.0%		$134,365
(Cost: $126,937)

SHORT-TERM SECURITIES	Principal	Value
Master Note – 1.2%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps),
2.170%, 10–7–19 (C)	$1,605	$1,605

Money Market Funds – 0.0%
Dreyfus Institutional Preferred Government Money Market Fund – Institutional Shares,
1.900%, (D)(E)	34	34

TOTAL SHORT-TERM SECURITIES – 1.2%		$1,639
(Cost: $1,639)

TOTAL INVESTMENT SECURITIES – 99.2%		$136,004
(Cost: $128,576)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.8%		1,084

NET ASSETS – 100.0%		$137,088

Notes to Schedule of Investments

(A)

Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2019 the total value of these securities amounted to $188 or 0.1% of net assets.

(B)

Step bond that pays an initial coupon rate for the first period and then a higher or lower coupon rate for the following periods. Interest rate disclosed is that which is in effect at September 30, 2019.

(C)

Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2019. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

(D)

Investment made with cash collateral received from securities on loan. At September 30, 2019, $34 of securities on loan were sold and unsettled. The unsettled amount is reflected on the Statement of Assets and Liablilities within the line item entitled Investment securities sold receivable.

(E)	Rate shown is the annualized 7-day yield at September 30, 2019.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2019. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Corporate Debt Securities	$—	$134,365	$—
Short-Term Securities	34	1,605	—
Total	$34	$135,970	$—

The following acronyms are used throughout this schedule:

GTD = Guaranteed

LIBOR = London Interbank Offered Rate

REIT = Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

2019	ANNUAL REPORT	41

PORTFOLIO HIGHLIGHTS	IVY PROSHARES S&P 500 DIVIDEND ARISTOCRATS INDEX FUND

ALL DATA IS AS OF SEPTEMBER 30, 2019 (UNAUDITED)

Asset Allocation

Stocks	99.8%
Consumer Staples	23.5%
Industrials	22.1%
Financials	11.9%
Consumer Discretionary	10.9%
Health Care	10.6%
Materials	10.2%
Energy	3.2%
Communication Services	2.0%
Utilities	1.9%
Real Estate	1.8%
Information Technology	1.7%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	0.2%

Top 10 Equity Holdings

Company	Sector	Industry
Target Corp.	Consumer Discretionary	General Merchandise Stores
AT&T, Inc.	Communication Services	Integrated Telecommunication Services
Brown-Forman Corp., Class B	Consumer Staples	Distillers & Vintners
Sysco Corp.	Consumer Staples	Food Distributors
AbbVie, Inc.	Health Care	Pharmaceuticals
Procter & Gamble Co. (The)	Consumer Staples	Household Products
Sherwin-Williams Co. (The)	Materials	Specialty Chemicals
Consolidated Edison, Inc.	Utilities	Multi-Utilities
Cincinnati Financial Corp.	Financials	Property & Casualty Insurance
Hormel Foods Corp.	Consumer Staples	Packaged Foods & Meats

See your advisor or www.ivyinvestments.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

42	ANNUAL REPORT	2019

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY PROSHARES S&P 500 DIVIDEND ARISTOCRATS INDEX FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class E	Class I	Class N	Class R
1-year period ended 9-30-19	6.28%	6.38%	9.39%	9.40%	8.50%
5-year period ended 9-30-19	—	—	—	—	—
10-year period ended 9-30-19	—	—	—	—	—
Since Inception of Class through 9-30-19(4)	11.05%	11.09%	12.52%	12.52%	11.64%

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A and Class E Shares carry a maximum front-end sales load of 2.50%. Class I, Class N and Class R shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)

4-20-17 for Class A shares, 4-20-17 for Class E shares, 4-20-17 for Class I shares, 4-20-17 for Class N shares and 4-20-17 for Class R shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2019	ANNUAL REPORT	43

SCHEDULE OF INVESTMENTS	IVY PROSHARES S&P 500 DIVIDEND ARISTOCRATS INDEX FUND (in thousands)

SEPTEMBER 30, 2019

COMMON STOCKS	Shares	Value
Communication Services

Integrated Telecommunication Services – 2.0%
AT&T, Inc.	204	$7,725

Total Communication Services – 2.0%		7,725
Consumer Discretionary

Apparel, Accessories & Luxury Goods – 1.7%
V.F. Corp.	76	6,760

Distributors – 1.8%
Genuine Parts Co.	70	6,946

General Merchandise Stores – 2.1%
Target Corp.	76	8,144

Home Furnishings – 1.8%
Leggett & Platt, Inc.	171	6,996

Home Improvement Retail – 1.8%
Lowe’s Co., Inc.	66	7,259

Restaurants – 1.7%
McDonalds Corp.	32	6,848

Total Consumer Discretionary – 10.9%		42,953
Consumer Staples

Agricultural Products – 1.7%
Archer Daniels Midland Co.	167	6,870

Distillers & Vintners – 2.0%
Brown-Forman Corp., Class B	123	7,693

Drug Retail – 1.7%
Walgreen Co.	123	6,800

Food Distributors – 3.7%
McCormick & Co., Inc. (A)	43	6,678
Sysco Corp.	97	7,684

		14,362

Household Products – 5.3%
Clorox Co. (The)	41	6,300
Colgate-Palmolive Co.	95	6,999
Procter & Gamble Co. (The)	60	7,496

		20,795

Hypermarkets & Super Centers – 1.8%
Wal-Mart Stores, Inc.	61	7,191

Packaged Foods & Meats – 1.9%
Hormel Foods Corp.	168	7,344

Personal Products – 1.8%
Kimberly-Clark Corp.	50	7,159

COMMON STOCKS (Continued)	Shares	Value
Soft Drinks – 3.6%
Coca-Cola Co. (The)	126	$6,870
PepsiCo, Inc.	53	7,200

		14,070

Total Consumer Staples – 23.5%		92,284
Energy

Integrated Oil & Gas – 1.6%
Chevron Corp.	54	6,360

Oil & Gas Exploration & Production – 1.6%
Exxon Mobil Corp.	90	6,359

Total Energy – 3.2%		12,719
Financials

Asset Management & Custody Banks – 3.2%
Franklin Resources, Inc.	194	5,588
T. Rowe Price Group, Inc.	60	6,845

		12,433

Financial Exchanges & Data – 1.7%
S&P Global, Inc.	28	6,839

Life & Health Insurance – 1.7%
Aflac, Inc.	126	6,585

Property & Casualty Insurance – 3.7%
Chubb Ltd.	45	7,228
Cincinnati Financial Corp.	63	7,381

		14,609

Regional Banks – 1.6%
People’s United Financial, Inc.	408	6,372

Total Financials – 11.9%		46,838
Health Care

Health Care Equipment – 3.5%
Becton Dickinson & Co.	26	6,699
Medtronic plc	66	7,203

		13,902

Health Care Services – 1.8%
Cardinal Health, Inc.	152	7,156

Health Care Supplies – 1.6%
Abbott Laboratories	77	6,409

Pharmaceuticals – 3.7%
AbbVie, Inc.	101	7,617
Johnson & Johnson	52	6,766

		14,383

Total Health Care – 10.6%		41,850

COMMON STOCKS (Continued)	Shares	Value
Industrials

Aerospace & Defense – 3.4%
General Dynamics Corp.	36	$6,609
United Technologies Corp.	51	6,901

		13,510

Building Products – 1.8%
A. O. Smith Corp.	150	7,173

Construction Machinery & Heavy Trucks – 1.6%
Caterpillar, Inc.	51	6,498

Diversified Support Services – 1.8%
Cintas Corp.	26	6,947

Electrical Components & Equipment – 3.4%
Emerson Electric Co.	101	6,746
Roper Industries, Inc.	18	6,459

		13,205

Industrial Conglomerates – 1.6%
3M Co.	38	6,218

Industrial Machinery – 6.8%
Dover Corp.	69	6,915
Illinois Tool Works, Inc.	43	6,691
Pentair, Inc.	173	6,530
Stanley Black & Decker, Inc.	44	6,426

		26,562

Trading Companies & Distributors – 1.7%
W.W. Grainger, Inc.	22	6,632

Total Industrials – 22.1%		86,745
Information Technology

Data Processing & Outsourced Services – 1.7%
Automatic Data Processing, Inc.	41	6,551

Total Information Technology – 1.7%		6,551
Materials

Industrial Gases – 3.3%
Air Products and Chemicals, Inc.	30	6,696
Linde plc	33	6,484

		13,180

Specialty Chemicals – 5.4%
Ecolab, Inc.	34	6,789
PPG Industries, Inc.	57	6,810
Sherwin-Williams Co. (The)	14	7,446

		21,045

Steel – 1.5%
Nucor Corp.	120	6,106

Total Materials – 10.2%		40,331

44	ANNUAL REPORT	2019

SCHEDULE OF INVESTMENTS	IVY PROSHARES S&P 500 DIVIDEND ARISTOCRATS INDEX FUND (in thousands)

SEPTEMBER 30, 2019

COMMON STOCKS (Continued)	Shares	Value
Real Estate

Retail REITs – 1.8%
Federal Realty Investment Trust	52	$7,072

Total Real Estate – 1.8%		7,072
Utilities

Multi-Utilities – 1.9%
Consolidated Edison, Inc.	78	7,409

Total Utilities – 1.9%		7,409

TOTAL COMMON STOCKS – 99.8%		$392,477
(Cost: $333,564)

SHORT-TERM SECURITIES	Principal	Value
Master Note – 0.4%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps), 2.170%, 10–7–19 (B)	$1,415	$1,415

TOTAL SHORT-TERM SECURITIES – 0.4%		$1,415
(Cost: $1,415)

TOTAL INVESTMENT SECURITIES – 100.2%		$393,892
(Cost: $334,979)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.2)%		(929)

NET ASSETS – 100.0%		$392,963

Notes to Schedule of Investments

(A)	All or a portion of securities with an aggregate value of $6,010 are on loan.

(B)

Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2019. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2019. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$392,477	$—	$—
Short-Term Securities	—	1,415	—
Total	$392,477	$1,415	$—

The following acronyms are used throughout this schedule:

LIBOR = London Interbank Offered Rate

REIT = Real Estate Investment Trusts

See Accompanying Notes to Financial Statements.

2019	ANNUAL REPORT	45

STATEMENTS OF ASSETS AND LIABILITIES	IVY FUNDS

AS OF SEPTEMBER 30, 2019

(In thousands, except per share amounts)	Ivy ProShares Interest Rate Hedged High Yield Index Fund		Ivy ProShares MSCI ACWI Index Fund		Ivy ProShares Russell 2000 Dividend Growers Index Fund		Ivy ProShares S&P 500 Bond Index Fund		Ivy ProShares S&P 500 Dividend Aristocrats Index Fund
ASSETS
Investments in unaffiliated securities at value+^	$58,360		$112,494		$129,901		$136,004		$393,892
Investments at Value	58,360		112,494		129,901		136,004		393,892
Cash	1		1		1		335		2
Cash denominated in foreign currencies at value+	—		129		—		—		—
Restricted cash	360		—		—		—		—
Investment securities sold receivable	3,526		—	*	—		6,024		—
Dividends and interest receivable	1,071		215		246		1,217		702
Capital shares sold receivable	36		56		131		212		346
Receivable from affiliates	100		239		72		110		274
Receivable from securities lending income – net	—		—	*	1		—	*	—	*
Variation margin receivable	18		—		—		—		—
Prepaid and other assets	31		31		32		34		49
Total Assets	63,503		113,165		130,384		143,936		395,265

LIABILITIES
Cash collateral on securities loaned at value	—		697		—		34		—
Investment securities purchased payable	2,918		—		—		6,581		1,250
Capital shares redeemed payable	273		45		163		147		916
Independent Trustees and Chief Compliance Officer fees payable	1		2		2		2		6
Distribution and service fees payable	—	*	—	*	—	*	—	*	—	*
Shareholder servicing payable	8		10		16		19		43
Investment management fee payable	1		1		1		1		4
Accounting services fee payable	4		5		6		6		11
Other liabilities	24		34		43		58		72
Total Liabilities	3,229		794		231		6,848		2,302
Total Net Assets	$60,274		$112,371		$130,153		$137,088		$392,963

NET ASSETS
Capital paid in (shares authorized – unlimited)	$63,144		$103,855		$121,584		$130,198		$333,773
Accumulated earnings gain (loss)	(2,870)		8,516		8,569		6,890		59,190
Total Net Assets	$60,274		$112,371		$130,153		$137,088		$392,963

CAPITAL SHARES OUTSTANDING:
Class A	325		1,363		191		350		209
Class E	123		131		99		140		181
Class I	5,731		4,458		9,027		12,358		23,746
Class N	100		3,398		2,461		100		6,805
Class R	103		199		80		103		82

NET ASSET VALUE PER SHARE:
Class A	$9.44		$11.77		$10.97		$10.50		$12.66
Class E	$9.44		$11.77		$10.97		$10.50		$12.67
Class I	$9.44		$11.77		$10.98		$10.50		$12.67
Class N	$9.45		$11.77		$10.98		$10.50		$12.67
Class R	$9.44		$11.76		$10.97		$10.50		$12.65

+COST
Investments in unaffiliated securities at cost	$58,132		$102,376		$118,937		$128,576		$334,979
Cash denominated in foreign currencies at cost	—		130		—		—		—
^Securities loaned at value	—		909		1,755		—		6,010

*Not shown due to rounding.

See Accompanying Notes to Financial Statements.

46	ANNUAL REPORT	2019

STATEMENTS OF OPERATIONS	IVY FUNDS

FOR THE YEAR ENDED SEPTEMBER 30, 2019

(In thousands)	Ivy ProShares Interest Rate Hedged High Yield Index Fund	Ivy ProShares MSCI ACWI Index Fund	Ivy ProShares Russell 2000 Dividend Growers Index Fund	Ivy ProShares S&P 500 Bond Index Fund		Ivy ProShares S&P 500 Dividend Aristocrats Index Fund
INVESTMENT INCOME
Dividends from unaffiliated securities	$—	$2,792	$3,447	$—		$9,678
Foreign dividend withholding tax	—	(154)	—	—		—
Interest and amortization from unaffiliated securities	3,796	6	1	3,754		9
Foreign interest withholding tax	—	— *	—	—		—
Securities lending income – net	—	21	25	2		3
Total Investment Income	3,796	2,665	3,473	3,756		9,690

EXPENSES
Investment management fee	292	468	524	211		1,336
Distribution and service fees:
Class A	7	37	5	8		5
Class E	3	3	3	3		5
Class R	5	11	4	5		5
Shareholder servicing:
Class A	1	16	5	—	*	2
Class E	1	1	1	1		3
Class I	89	90	176	170		489
Class N	— *	4	3	—	*	10
Class R	2	6	2	3		2
Registration fees	77	78	82	78		99
Custodian fees	5	57	17	6		22
Independent Trustees and Chief Compliance Officer fees	5	19	7	10		18
Accounting services fee	44	60	66	59		129
Professional fees	43	49	32	34		35
Third-party valuation service fees	—	166	—	—		—
Listing, data and related fees	32	63	74	36		314
Other	18	4	21	22		39
Total Expenses	624	1,132	1,022	646		2,513
Less:
Expenses in excess of limit	(226)	(401)	(161)	(207)		(585)
Total Net Expenses	398	731	861	439		1,928
Net Investment Income	3,398	1,934	2,612	3,317		7,762

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	(479)	(2,153)	(2,214)	482		3,214
Futures contracts	(2,995)	—	—	—		—
Foreign currency exchange transactions	—	(7)	—	—		—
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	653	1,987	3,029	9,762		24,013
Futures contracts	8	—	—	—		—
Foreign currency exchange transactions	—	— *	—	—		—
Net Realized and Unrealized Gain (Loss)	(2,813)	(173)	815	10,244		27,227
Net Increase in Net Assets Resulting from Operations	$585	$1,761	$3,427	$13,561		$34,989

*Not shown due to rounding.

See Accompanying Notes to Financial Statements.

2019	ANNUAL REPORT	47

STATEMENTS OF CHANGES IN NET ASSETS	IVY FUNDS

	Ivy ProShares Interest Rate Hedged High Yield Index Fund		Ivy ProShares MSCI ACWI Index Fund		Ivy ProShares Russell 2000 Dividend Growers Index Fund
(In thousands)	Year ended 9-30-19	Year ended 9-30-18	Year ended 9-30-19	Year ended 9-30-18	Year ended 9-30-19	Year ended 9-30-18
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$3,398	$1,540	$1,934	$1,427	$2,612	$1,756
Net realized gain (loss) on investments	(3,474)	468	(2,160)	(85)	(2,214)	317
Net change in unrealized appreciation (depreciation)	661	(253)	1,987	5,645	3,029	6,720
Net Increase in Net Assets Resulting from Operations	585	1,755	1,761	6,987	3,427	8,793

Distributions to Shareholders From:
Net investment income:
Class A		(144)		(130)		(18)
Class E		(48)		(15)		(13)
Class I		(1,142)		(541)		(1,166)
Class N		(50)		(373)		(412)
Class R		(43)		(12)		(7)
Net realized gains:
Class A		(15)		(2)		— *
Class E		(5)		— *		— *
Class I		(79)		(5)		(12)
Class N		(5)		(4)		(5)
Class R		(5)		— *		— *
Accumulated earnings:
(combined net investment income and net realized gains)
Class A	(196)		(211)		(43)
Class E	(69)		(22)		(24)
Class I	(3,397)		(864)		(2,434)
Class N	(63)		(604)		(783)
Class R	(59)		(22)		(15)
Total Distributions to Shareholders	(3,784)	(1,536)	(1,723)	(1,082)	(3,299)	(1,633)
Capital Share Transactions	17,734	24,892	9,382	42,068	(6,271)	90,540
Net Increase (Decrease) in Net Assets	14,535	25,111	9,420	47,973	(6,143)	97,700
Net Assets, Beginning of Period	45,739	20,628	102,951	54,978	136,296	38,596
Net Assets, End of Period	$60,274	$45,739	$112,371	$102,951	$130,153	$136,296
Undistributed net investment income		$200		$453		$239

*Not shown due to rounding.

See Accompanying Notes to Financial Statements.

48	ANNUAL REPORT	2019

STATEMENTS OF CHANGES IN NET ASSETS	IVY FUNDS

	Ivy ProShares S&P 500 Bond Index Fund		Ivy ProShares S&P 500 Dividend Aristocrats Index Fund
(In thousands)	Year ended 9-30-19	Year ended 9-30-18	Year ended 9-30-19	Year ended 9-30-18
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$3,317	$2,274	$7,762	$6,468
Net realized gain (loss) on investments	482	(1,323)	3,214	310
Net change in unrealized appreciation (depreciation)	9,762	(2,450)	24,013	32,384
Net Increase (Decrease) in Net Assets Resulting from Operations	13,561	(1,499)	34,989	39,162

Distributions to Shareholders From:
Net investment income:
Class A		(73)		(27)
Class E		(28)		(19)
Class I		(1,615)		(3,884)
Class N		(315)		(1,686)
Class R		(19)		(9)
Net realized gains:
Class A		— *		— *
Class E		— *		— *
Class I		(5)		(18)
Class N		(1)		(11)
Class R		— *		— *
Accumulated earnings:
(combined net investment income and net realized gains)
Class A	(91)		(61)
Class E	(37)		(51)
Class I	(3,111)		(9,112)
Class N	(32)		(2,706)
Class R	(25)		(23)
Total Distributions to Shareholders	(3,296)	(2,056)	(11,953)	(5,654)
Capital Share Transactions	50,761	23,151	(9,356)	253,000
Net Increase in Net Assets	61,026	19,596	13,680	286,508
Net Assets, Beginning of Period	76,062	56,466	379,283	92,775
Net Assets, End of Period	$137,088	$76,062	$392,963	$379,283
Undistributed net investment income		$285		$1,009

*Not shown due to rounding.

See Accompanying Notes to Financial Statements.

2019	ANNUAL REPORT	49

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY PROSHARES INTEREST RATE HEDGED HIGH YIELD INDEX FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations		Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 9-30-2019	$10.05	$0.54	$(0.54)	$0.00	*	$(0.51)	$(0.10)	$(0.61)
Year ended 9-30-2018	10.07	0.50	0.01	0.51		(0.48)	(0.05)	(0.53)
Year ended 9-30-2017(4)	10.00	0.20	0.01	0.21		(0.14)	—	(0.14)
Class E Shares
Year ended 9-30-2019	10.05	0.54	(0.54)	0.00	*	(0.51)	(0.10)	(0.61)
Year ended 9-30-2018	10.07	0.50	0.01	0.51		(0.48)	(0.05)	(0.53)
Year ended 9-30-2017(4)	10.00	0.20	0.01	0.21		(0.14)	—	(0.14)
Class I Shares
Year ended 9-30-2019	10.05	0.56	(0.54)	0.02		(0.53)	(0.10)	(0.63)
Year ended 9-30-2018	10.07	0.53	0.00 *	0.53		(0.50)	(0.05)	(0.55)
Year ended 9-30-2017(4)	10.00	0.22	0.00 *	0.22		(0.15)	—	(0.15)
Class N Shares
Year ended 9-30-2019	10.05	0.56	(0.53)	0.03		(0.53)	(0.10)	(0.63)
Year ended 9-30-2018	10.07	0.53	0.00 *	0.53		(0.50)	(0.05)	(0.55)
Year ended 9-30-2017(4)	10.00	0.21	0.01	0.22		(0.15)	—	(0.15)
Class R Shares
Year ended 9-30-2019	10.05	0.49	(0.54)	(0.05)		(0.46)	(0.10)	(0.56)
Year ended 9-30-2018	10.07	0.46	0.00 *	0.46		(0.43)	(0.05)	(0.48)
Year ended 9-30-2017(4)	10.00	0.18	0.01	0.19		(0.12)	—	(0.12)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	For the period from April 20, 2017 (commencement of operations of the class) through September 30, 2017.

(5)	Annualized.

(6)	Portfolio Turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2017.

50	ANNUAL REPORT	2019

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)		Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2019	$9.44	0.15%	$3	0.90%		5.60%		1.16%		5.34%		50%
Year ended 9-30-2018	10.05	5.21	3	0.90		5.04		1.30		4.64		33
Year ended 9-30-2017(4)	10.07	2.15	3	0.90	(5)	4.51	(5)	1.00	(5)	4.41	(5)	27	(6)
Class E Shares
Year ended 9-30-2019	9.44	0.15	1	0.90		5.60		1.19		5.31		50
Year ended 9-30-2018	10.05	5.21	1	0.90		5.04		1.26		4.68		33
Year ended 9-30-2017(4)	10.07	2.15	1	0.90	(5)	4.51	(5)	0.98	(5)	4.43	(5)	27	(6)
Class I Shares
Year ended 9-30-2019	9.44	0.39	54	0.65		5.85		1.05		5.45		50
Year ended 9-30-2018	10.05	5.48	40	0.65		5.31		1.17		4.79		33
Year ended 9-30-2017(4)	10.07	2.24	15	0.65	(5)	4.86	(5)	0.89	(5)	4.62	(5)	27	(6)
Class N Shares
Year ended 9-30-2019	9.45	0.50	1	0.65		5.85		0.89		5.61		50
Year ended 9-30-2018	10.05	5.48	1	0.65		5.29		1.00		4.94		33
Year ended 9-30-2017(4)	10.07	2.24	1	0.65	(5)	4.76	(5)	0.74	(5)	4.67	(5)	27	(6)
Class R Shares
Year ended 9-30-2019	9.44	-0.33	1	1.39		5.11		1.62		4.88		50
Year ended 9-30-2018	10.05	4.70	1	1.37		4.57		1.71		4.23		33
Year ended 9-30-2017(4)	10.07	1.95	1	1.37	(5)	4.04	(5)	1.46	(5)	3.95	(5)	27	(6)

See Accompanying Notes to Financial Statements.

2019	ANNUAL REPORT	51

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY PROSHARES MSCI ACWI INDEX FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains		Total Distributions
Class A Shares
Year ended 9-30-2019	$11.81	$0.19	$(0.06)	$0.13	$(0.17)	$—		$(0.17)
Year ended 9-30-2018	10.92	0.17	0.84	1.01	(0.12)	—	*	(0.12)
Year ended 9-30-2017(4)	10.00	0.09	0.86	0.95	(0.03)	—		(0.03)
Class E Shares
Year ended 9-30-2019	11.81	0.21	(0.07)	0.14	(0.18)	—		(0.18)
Year ended 9-30-2018	10.92	0.19	0.84	1.03	(0.14)	—	*	(0.14)
Year ended 9-30-2017(4)	10.00	0.09	0.87	0.96	(0.04)	—		(0.04)
Class I Shares
Year ended 9-30-2019	11.81	0.22	(0.07)	0.15	(0.19)	—		(0.19)
Year ended 9-30-2018	10.92	0.20	0.84	1.04	(0.15)	—	*	(0.15)
Year ended 9-30-2017(4)	10.00	0.09	0.87	0.96	(0.04)	—		(0.04)
Class N Shares
Year ended 9-30-2019	11.82	0.22	(0.08)	0.14	(0.19)	—		(0.19)
Year ended 9-30-2018	10.92	0.20	0.85	1.05	(0.15)	—	*	(0.15)
Year ended 9-30-2017(4)	10.00	0.10	0.86	0.96	(0.04)	—		(0.04)
Class R Shares
Year ended 9-30-2019	11.81	0.13	(0.07)	0.06	(0.11)	—		(0.11)
Year ended 9-30-2018	10.91	0.11	0.85	0.96	(0.06)	—	*	(0.06)
Year ended 9-30-2017(4)	10.00	0.06	0.86	0.92	(0.01)	—		(0.01)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	For the period from April 20, 2017 (commencement of operations of the class) through September 30, 2017.

(5)	Annualized.

(6)	Portfolio Turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2017.

52	ANNUAL REPORT	2019

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)		Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2019	$11.77	1.14%	$16	0.90%		1.66%		1.28%		1.28%		28%
Year ended 9-30-2018	11.81	9.27	14	0.90		1.48		1.24		1.14		39
Year ended 9-30-2017(4)	10.92	9.50	10	0.90	(5)	1.79	(5)	1.31	(5)	1.38	(5)	51	(6)
Class E Shares
Year ended 9-30-2019	11.77	1.21	2	0.74		1.82		1.26		1.30		28
Year ended 9-30-2018	11.81	9.53	1	0.75		1.61		1.18		1.18		39
Year ended 9-30-2017(4)	10.92	9.56	1	0.75	(5)	1.95	(5)	1.28	(5)	1.42	(5)	51	(6)
Class I Shares
Year ended 9-30-2019	11.77	1.31	52	0.65		1.90		1.11		1.44		28
Year ended 9-30-2018	11.81	9.64	51	0.65		1.76		1.09		1.32		39
Year ended 9-30-2017(4)	10.92	9.60	26	0.65	(5)	1.95	(5)	1.18	(5)	1.42	(5)	51	(6)
Class N Shares
Year ended 9-30-2019	11.77	1.31	40	0.65		1.93		0.93		1.65		28
Year ended 9-30-2018	11.82	9.64	35	0.65		1.73		0.93		1.45		39
Year ended 9-30-2017(4)	10.92	9.60	16	0.65	(5)	2.16	(5)	1.04	(5)	1.77	(5)	51	(6)
Class R Shares
Year ended 9-30-2019	11.76	0.56	2	1.40		1.15		1.67		0.88		28
Year ended 9-30-2018	11.81	8.84	2	1.40		0.94		1.67		0.67		39
Year ended 9-30-2017(4)	10.91	9.20	2	1.39	(5)	1.31	(5)	1.77	(5)	0.93	(5)	51	(6)

See Accompanying Notes to Financial Statements.

2019	ANNUAL REPORT	53

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY PROSHARES RUSSELL 2000 DIVIDEND GROWERS INDEX FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains		Total Distributions
Class A Shares
Year ended 9-30-2019	$10.97	$0.19	$0.06	$0.25	$(0.18)	$(0.07)		$(0.25)
Year ended 9-30-2018	10.44	0.16	0.51	0.67	(0.14)	—	*	(0.14)
Year ended 9-30-2017(4)	10.00	0.07	0.39	0.46	(0.02)	—		(0.02)
Class E Shares
Year ended 9-30-2019	10.97	0.21	0.05	0.26	(0.19)	(0.07)		(0.26)
Year ended 9-30-2018	10.44	0.17	0.51	0.68	(0.15)	—	*	(0.15)
Year ended 9-30-2017(4)	10.00	0.07	0.39	0.46	(0.02)	—		(0.02)
Class I Shares
Year ended 9-30-2019	10.97	0.22	0.06	0.28	(0.20)	(0.07)		(0.27)
Year ended 9-30-2018	10.44	0.19	0.51	0.70	(0.17)	—	*	(0.17)
Year ended 9-30-2017(4)	10.00	0.09	0.37	0.46	(0.02)	—		(0.02)
Class N Shares
Year ended 9-30-2019	10.97	0.22	0.06	0.28	(0.20)	(0.07)		(0.27)
Year ended 9-30-2018	10.44	0.20	0.50	0.70	(0.17)	—	*	(0.17)
Year ended 9-30-2017(4)	10.00	0.09	0.37	0.46	(0.02)	—		(0.02)
Class R Shares
Year ended 9-30-2019	10.96	0.14	0.06	0.20	(0.12)	(0.07)		(0.19)
Year ended 9-30-2018	10.43	0.11	0.51	0.62	(0.09)	—	*	(0.09)
Year ended 9-30-2017(4)	10.00	0.05	0.38	0.43	—	—		—

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	For the period from April 20, 2017 (commencement of operations of the class) through September 30, 2017.

(5)	Annualized.

(6)	Portfolio Turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2017.

54	ANNUAL REPORT	2019

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)		Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2019	$10.97	2.31%	$2	0.90%		1.72%		1.12%		1.50%		30%
Year ended 9-30-2018	10.97	6.52	1	0.90		1.55		0.91		1.54		36
Year ended 9-30-2017(4)	10.44	4.55	1	0.90	(5)	1.48	(5)	1.05	(5)	1.33	(5)	12	(6)
Class E Shares
Year ended 9-30-2019	10.97	2.48	1	0.73		1.93		0.96		1.70		30
Year ended 9-30-2018	10.97	6.63	1	0.79		1.67		0.91		1.54		36
Year ended 9-30-2017(4)	10.44	4.60	1	0.80	(5)	1.59	(5)	1.03	(5)	1.36	(5)	12	(6)
Class I Shares
Year ended 9-30-2019	10.98	2.66	99	0.65		2.00		0.81		1.84		30
Year ended 9-30-2018	10.97	6.79	97	0.65		1.82		0.83		1.64		36
Year ended 9-30-2017(4)	10.44	4.65	33	0.65	(5)	1.98	(5)	0.94	(5)	1.69	(5)	12	(6)
Class N Shares
Year ended 9-30-2019	10.98	2.66	27	0.64		2.00		—		—		30
Year ended 9-30-2018	10.97	6.79	36	0.65		1.93		0.66		1.92		36
Year ended 9-30-2017(4)	10.44	4.65	3	0.65	(5)	2.08	(5)	0.79	(5)	1.94	(5)	12	(6)
Class R Shares
Year ended 9-30-2019	10.97	1.81	1	1.37		1.30		—		—		30
Year ended 9-30-2018	10.96	6.05	1	1.40		1.05		1.40		1.05		36
Year ended 9-30-2017(4)	10.43	4.30	1	1.39	(5)	0.98	(5)	1.52	(5)	0.85	(5)	12	(6)

See Accompanying Notes to Financial Statements.

2019	ANNUAL REPORT	55

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY PROSHARES S&P 500 BOND INDEX FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains		Total Distributions
Class A Shares
Year ended 9-30-2019	$9.62	$0.29	$0.88	$1.17	$(0.29)	$—		$(0.29)
Year ended 9-30-2018	10.09	0.27	(0.50)	(0.23)	(0.24)	—	*	(0.24)
Year ended 9-30-2017(4)	10.00	0.11	0.06	0.17	(0.08)	—		(0.08)
Class E Shares
Year ended 9-30-2019	9.62	0.29	0.89	1.18	(0.30)	—		(0.30)
Year ended 9-30-2018	10.09	0.27	(0.49)	(0.22)	(0.25)	—	*	(0.25)
Year ended 9-30-2017(4)	10.00	0.11	0.06	0.17	(0.08)	—		(0.08)
Class I Shares
Year ended 9-30-2019	9.62	0.31	0.89	1.20	(0.32)	—		(0.32)
Year ended 9-30-2018	10.10	0.30	(0.51)	(0.21)	(0.27)	—	*	(0.27)
Year ended 9-30-2017(4)	10.00	0.12	0.07	0.19	(0.09)	—		(0.09)
Class N Shares
Year ended 9-30-2019	9.62	0.31	0.89	1.20	(0.32)	—		(0.32)
Year ended 9-30-2018	10.10	0.29	(0.50)	(0.21)	(0.27)	—	*	(0.27)
Year ended 9-30-2017(4)	10.00	0.11	0.08	0.19	(0.09)	—		(0.09)
Class R Shares
Year ended 9-30-2019	9.62	0.24	0.89	1.13	(0.25)	—		(0.25)
Year ended 9-30-2018	10.09	0.22	(0.50)	(0.28)	(0.19)	—	*	(0.19)
Year ended 9-30-2017(4)	10.00	0.08	0.07	0.15	(0.06)	—		(0.06)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	For the period from April 20, 2017 (commencement of operations of the class) through September 30, 2017.

(5)	Annualized.

(6)	Portfolio Turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2017.

56	ANNUAL REPORT	2019

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)		Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2019	$10.50	12.46%	$4	0.65%		2.92%		0.69%		2.88%		33%
Year ended 9-30-2018	9.62	-2.26	3	0.65		2.73		0.70		2.68		79
Year ended 9-30-2017(4)	10.09	1.69	3	0.65	(5)	2.34	(5)	—		—		45	(6)
Class E Shares
Year ended 9-30-2019	10.50	12.52	1	0.60		2.98		0.72		2.86		33
Year ended 9-30-2018	9.62	-2.22	1	0.60		2.79		0.69		2.70		79
Year ended 9-30-2017(4)	10.09	1.71	1	0.60	(5)	2.39	(5)	0.64	(5)	2.35	(5)	45	(6)
Class I Shares
Year ended 9-30-2019	10.50	12.74	130	0.40		3.17		0.61		2.96		33
Year ended 9-30-2018	9.62	-2.02	70	0.40		3.02		0.60		2.82		79
Year ended 9-30-2017(4)	10.10	1.78	34	0.40	(5)	2.65	(5)	0.54	(5)	2.51	(5)	45	(6)
Class N Shares
Year ended 9-30-2019	10.50	12.74	1	0.40		3.18		0.44		3.14		33
Year ended 9-30-2018	9.62	-2.11	1	0.40		2.95		0.45		2.90		79
Year ended 9-30-2017(4)	10.10	1.88	17	0.34	(5)	2.62	(5)	—		—		45	(6)
Class R Shares
Year ended 9-30-2019	10.50	11.91	1	1.15		2.43		1.18		2.40		33
Year ended 9-30-2018	9.62	-2.76	1	1.15		2.23		1.19		2.19		79
Year ended 9-30-2017(4)	10.09	1.50	1	1.13	(5)	1.85	(5)	—		—		45	(6)

See Accompanying Notes to Financial Statements.

2019	ANNUAL REPORT	57

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY PROSHARES S&P 500 DIVIDEND ARISTOCRATS INDEX FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains		Total Distributions
Class A Shares
Year ended 9-30-2019	$11.96	$0.21	$0.83	$1.04	$(0.22)	$(0.12)		$(0.34)
Year ended 9-30-2018	10.62	0.21	1.30	1.51	(0.17)	—	*	(0.17)
Year ended 9-30-2017(4)	10.00	0.08	0.56	0.64	(0.02)	—		(0.02)
Class E Shares
Year ended 9-30-2019	11.96	0.22	0.84	1.06	(0.23)	(0.12)		(0.35)
Year ended 9-30-2018	10.62	0.21	1.30	1.51	(0.17)	—	*	(0.17)
Year ended 9-30-2017(4)	10.00	0.08	0.56	0.64	(0.02)	—		(0.02)
Class I Shares
Year ended 9-30-2019	11.96	0.24	0.84	1.08	(0.25)	(0.12)		(0.37)
Year ended 9-30-2018	10.62	0.24	1.30	1.54	(0.20)	—	*	(0.20)
Year ended 9-30-2017(4)	10.00	0.09	0.56	0.65	(0.03)	—		(0.03)
Class N Shares
Year ended 9-30-2019	11.96	0.24	0.84	1.08	(0.25)	(0.12)		(0.37)
Year ended 9-30-2018	10.62	0.25	1.29	1.54	(0.20)	—	*	(0.20)
Year ended 9-30-2017(4)	10.00	0.09	0.56	0.65	(0.03)	—		(0.03)
Class R Shares
Year ended 9-30-2019	11.95	0.15	0.83	0.98	(0.16)	(0.12)		(0.28)
Year ended 9-30-2018	10.62	0.15	1.29	1.44	(0.11)	—	*	(0.11)
Year ended 9-30-2017(4)	10.00	0.05	0.57	0.62	—	—		—

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	For the period from April 20, 2017 (commencement of operations of the class) through September 30, 2017.

(5)	Annualized.

(6)	Portfolio Turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2017.

58	ANNUAL REPORT	2019

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)		Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2019	$12.66	9.04%	$3	0.75%		1.79%		0.89%		1.65%		28%
Year ended 9-30-2018	11.96	14.29	2	0.75		1.87		0.81		1.81		27
Year ended 9-30-2017(4)	10.62	6.39	1	0.75	(5)	1.63	(5)	0.86	(5)	1.52	(5)	4	(6)
Class E Shares
Year ended 9-30-2019	12.67	9.14	2	0.73		1.82		0.94		1.61		28
Year ended 9-30-2018	11.96	14.29	1	0.75		1.87		0.76		1.86		27
Year ended 9-30-2017(4)	10.62	6.39	1	0.75	(5)	1.64	(5)	0.81	(5)	1.58	(5)	4	(6)
Class I Shares
Year ended 9-30-2019	12.67	9.39	301	0.50		2.04		0.69		1.85		28
Year ended 9-30-2018	11.96	14.56	282	0.50		2.14		0.65		1.99		27
Year ended 9-30-2017(4)	10.62	6.49	87	0.50	(5)	1.97	(5)	0.72	(5)	1.75	(5)	4	(6)
Class N Shares
Year ended 9-30-2019	12.67	9.40	86	0.50		2.03		0.53		2.00		28
Year ended 9-30-2018	11.96	14.56	93	0.49		2.17		—		—		27
Year ended 9-30-2017(4)	10.62	6.49	3	0.50	(5)	1.89	(5)	0.57	(5)	1.82	(5)	4	(6)
Class R Shares
Year ended 9-30-2019	12.65	8.50	1	1.26		1.28		1.28		1.26		28
Year ended 9-30-2018	11.95	13.61	1	1.26		1.35		—		—		27
Year ended 9-30-2017(4)	10.62	6.20	1	1.29	(5)	1.09	(5)	1.35	(5)	1.03	(5)	4	(6)

See Accompanying Notes to Financial Statements.

2019	ANNUAL REPORT	59

NOTES TO FINANCIAL STATEMENTS	IVY FUNDS

SEPTEMBER 30, 2019

1.	ORGANIZATION

Ivy Funds, a Delaware statutory trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Ivy ProShares Interest Rate Hedged High Yield Index Fund, Ivy ProShares MSCI ACWI Index Fund, Ivy ProShares Russell 2000 Dividend Growers Index Fund, Ivy ProShares S&P 500 Bond Index Fund and Ivy ProShares S&P 500 Dividend Aristocrats Index Fund (each, a “Fund”) are five series of the Trust and are the only series of the Trust included in these financial statements. The investment objective(s), policies and risk factors of each Fund are described more fully in the Funds’ Prospectus and Statement of Additional Information (“SAI”). Each Fund’s investment manager is Ivy Investment Management Company (“IICO” or the “Manager”).

Each Fund offers Class A, Class E, Class I, Class N and Class R shares. Class A and Class E shares are sold at their offering price, which is normally net asset value (“NAV”) plus a front-end sales charge. For Class A shares, a 1% contingent deferred sales charge (“CDSC”) is only imposed on shares purchased at NAV for $1 million or more that are subsequently redeemed within 12 months of purchase. Class I, Class N and Class R shares are sold without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Net investment income, net assets and NAV per share may differ due to each class having its own expenses, such as transfer agent and shareholder servicing fees, directly attributable to that class. Class A, E and R have a distribution and service plan. Class I shares and Class N shares are not included in the plan.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund.

Security Transactions and Related Investment Income. Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. All or a portion of the distributions received from a real estate investment trust or publicly traded partnership may be designated as a reduction of cost of the related investment or realized gain.

Foreign Currency Translation. Each Fund’s accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily, using foreign exchange rates obtained from an independent pricing service approved by the Board of Trustees of the Trust (the “Board”). Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translation arise from changes in currency exchange rates. Each Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments. Foreign exchange rates are typically valued as of the close of the New York Stock Exchange (“NYSE”), normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Income Taxes. It is the policy of each Fund to distribute all of its taxable income and capital gains to its shareholders and to otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, each Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, no provision has been made for Federal income taxes. The Funds file income tax returns in U.S. federal and applicable state jurisdictions. The Funds’ tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax returns. Management of the Trust periodically reviews all tax positions to assess whether it is more likely than not that the position would be sustained upon examination by the relevant tax authority based on the technical merits of each position. As of the date of these financial statements, management believes that no liability for unrecognized tax positions is required.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded by each Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“U.S. GAAP”). If the total dividends and distributions made in any tax year exceed net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a return of capital for tax purposes.

60	ANNUAL REPORT	2019

Segregation and Collateralization. In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”), the Dodd Frank Wall Street Reform and Consumer Protection Act, or the interpretive rules and regulations of the U.S. Commodities Futures Trading Commission require that a Fund either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, financial futures contracts, foreign currency exchange contracts, options written, securities with extended settlement periods, and swaps), the Fund will segregate collateral or designate on its books and records, cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments. Certain countries require that cash reserves be held while investing in companies incorporated in that country. These cash reserves and cash collateral that has been pledged to cover obligations of the Funds under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as “Restricted cash”. Securities collateral pledged for the same purpose, if any, is noted on the Schedule of Investments.

Concentration of Market and Credit Risk. In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded on the Funds’ Statement of Assets and Liabilities, less any collateral held by the Funds.

Certain Funds may hold high-yield or non-investment-grade bonds, that may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Funds may acquire securities in default and are not obligated to dispose of securities whose issuers subsequently default.

Certain Funds may enter into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected on the Statement of Assets and Liabilities.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.

The London Interbank Offered Rate “LIBOR” is an indicative measure of the average interest rate at which major global banks could borrow from one another. LIBOR is quoted in multiple currencies and multiple time frames using data reported by private-sector banks. LIBOR is used extensively in the United States and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds and loans, floating rate mortgages, asset-backed securities, consumer loans, and interest rate swaps and other derivatives.

It is expected that a number of private-sector banks currently reporting information used to set LIBOR will stop doing so after 2021 when their current reporting commitment ends, which could either cause LIBOR to stop publication immediately or cause LIBOR’s regulator to determine that its quality has degraded to the degree that it is no longer representative of its underlying market.

Management believes that, with respect to any significant investments by the Funds in instruments linked to LIBOR, the impact on investments and discontinuation of LIBOR may represent a significant risk.

However, management acknowledges that the anticipated transition away from LIBOR will occur after 2021 and certain of the current investments will mature prior to that time. Furthermore, the ways in which LIBOR’s discontinuation potentially could impact the Funds’ investments is not fully known. The extent of that impact may vary depending on various factors, which include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new successor reference rates and/or fallbacks for both legacy and new instruments.

2019	ANNUAL REPORT	61

In addition, the transition to a successor rate could potentially cause (i) increased volatility or illiquidity in markets for instruments that currently rely on LIBOR, (ii) a reduction in the value of certain instruments held by a Fund, or (iii) reduced effectiveness of related Fund transactions, such as hedging.

As the impacts of the transition become clearer during the next year, Management will be evaluating the impacts of these changes.

Custodian Fees. “Custodian fees” on the Statement of Operations may include interest expense incurred by a Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. A Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by that Fund. The “Earnings credit” line item, if shown, represents earnings on cash balances maintained by that Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Indemnification. The Trust’s organizational documents provide current and former Trustees and Officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Trust. In the normal course of business, the Trust may also enter into contracts that provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown and is dependent on future claims that may be made against the Trust. The risk of material loss from such claims is considered remote.

Basis of Preparation. Each Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The accompanying financial statements were prepared in accordance with U.S. GAAP, including but not limited to ASC 946. U.S. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

New Rule Issuance. In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2017-08 (“ASU 2017-08”), “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 changed the amortization period for certain callable debt securities held at a premium. Specifically, it required the premium to be amortized to the earliest call date. The adoption of ASU 2017-08 had no impact on beginning net assets, the current period results from operations, or any prior period information presented in the financial statements.

In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820). The amendments in the ASU impact disclosure requirements for fair value measurement. It is anticipated that this change will enhance the effectiveness of disclosures in the notes to the financial statements. This ASU is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. For the year ended September 30, 2019, the Funds have chosen to adopt the standard. The adoption of this ASU is reflected in the disclosures of the financial statements.

In August 2018, U.S. Securities and Exchange Commission (“SEC”) adopted amendments to certain financial statement disclosure requirements to conform them to U.S. GAAP for investment companies. These amendments made certain removals from, changes to and additions to existing disclosure requirements under Regulation S-X. These amendments became effective for filings made with the SEC after November 5, 2018. The Funds’ adoption of these amendments, effective with the financial statements prepared as of September 30, 2019, required modified disclosures reflected herein, but had no effect on the Funds’ net assets or results of operations.

Subsequent Events. Management has performed a review for subsequent events through the date this report was issued.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Each Fund’s investments are reported at fair value. Fair value is defined as the price that each Fund would receive upon selling an asset or would pay upon satisfying a liability in an orderly transaction between market participants at the measurement date. Each Fund calculates the NAV of its shares as of the close of the NYSE, normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading.

For purposes of calculating the NAV, the portfolio securities and financial instruments are valued on each business day using pricing and valuation methods as adopted by the Board. Where market quotes are readily available, fair value is generally determined on the basis of the last reported sales price, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Prices for fixed-income securities are typically based on quotes that are obtained from an independent pricing service approved by the Board. To determine values of fixed-income securities, the independent pricing service utilizes such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and

62	ANNUAL REPORT	2019

risk factors it deems relevant in determining valuations. Securities that cannot be valued by the independent pricing service may be valued using quotes obtained from dealers that make markets in the securities.

Short-term securities with maturities of 60 days or less are valued based on quotes that are obtained from an independent pricing service approved by the Board as described in the preceding paragraph above.

Because many foreign markets close before the NYSE, events may occur between the close of the foreign market and the close of the NYSE that could have a material impact on the valuation of foreign securities. Waddell & Reed Services Company (“WRSCO”), pursuant to procedures adopted by the Board, evaluates the impact of these events and may adjust the valuation of foreign securities to reflect the fair value as of the close of the NYSE. In addition, all securities for which values are not readily available or are deemed unreliable are appraised at fair value as determined in good faith under the supervision of the Board.

Where market quotes are not readily available, portfolio securities or financial instruments are valued at fair value, as determined in good faith by the Board or Valuation Committee pursuant to procedures approved by the Board.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE close, that materially affect the values of a Fund’s securities or financial instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available.

The Board has delegated to WRSCO the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or financial instruments and for determining whether the value of the applicable securities or financial instruments should be re-evaluated in light of such significant events. IICO, pursuant to authority delegated by the Board, has established a Valuation Committee to administer and oversee the valuation process, including the use of third party pricing vendors.

The Board has adopted methods for valuing securities and financial instruments in circumstances where market quotes are not readily available. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to procedures established by the Board, with reference to other securities or indices. In the event that the security or financial instrument cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or financial instrument will be determined in good faith by the Valuation Committee in accordance with the procedures adopted by the Board.

When a Fund uses these fair valuation methods applied by WRSCO that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Board or persons acting at its direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. The prices used by a Fund may differ from the value that will ultimately be realized at the time the securities are sold.

WRSCO is responsible for monitoring the implementation of the pricing and valuation policies through a series of activities to provide reasonable comfort of the accuracy of prices including: 1) periodic vendor due diligence meetings to review methodologies, new developments, and process at vendors, 2) daily and monthly multi-source pricing comparisons reviewed and submitted to the Valuation Committee, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by management and the Valuation Committee.

Accounting standards establish a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the factors that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

An individual investment’s fair value measurement is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized as follows:

•	Level 1 – Observable inputs such as quoted prices, available in active markets, for identical assets or liabilities.

•

Level 2 – Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

2019	ANNUAL REPORT	63

•

Level 3 – Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at its direction that are used in determining the fair value of investments.

A description of the valuation techniques applied to the Funds’ major classes of assets and liabilities measured at fair value on a recurring basis follows:

Corporate Bonds. The fair value of corporate bonds, as obtained from an independent pricing service, is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3 of the fair value hierarchy.

Derivative Instruments. Forward foreign currency contracts are valued based upon the closing prices of the forward currency rates determined at the close of the NYSE, which values are provided by an independent pricing service. Swaps derive their value from underlying asset prices, indices, reference rates and other inputs or a combination of these factors. Swaps are valued by an independent pricing service unless the price is unavailable, in which case they are valued at the price provided by a dealer in that security. Exchange-traded futures contracts are generally valued at the settlement price. Listed options are ordinarily valued at the mean of the last bid and ask price for a comparable listed option provided by an independent pricing service unless the price is unavailable, in which case they are valued at a quotation obtained from a broker-dealer. Over-the-counter (“OTC”) options are ordinarily valued at the mean of the last bid and ask price for a comparable listed option provided by an independent pricing service unless such a price is unavailable, in which case they are valued at a quotation obtained from a broker-dealer.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. OTC derivative contracts include forward foreign currency contracts, swap agreements, and option contracts related to interest rates, foreign currencies, credit standing of reference entities or equity prices.

Equity Securities. Equity securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. OTC equity securities and listed securities for which no price is readily available are valued at the average of the last bid and ask prices.

Mutual funds, including investment funds, typically are valued at the NAV reported as of the valuation date.

Securities that are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded and to the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, for which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intra-day trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds, and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock, repurchase agreements, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.

Restricted Securities. Restricted securities that are deemed to be Rule 144A securities and illiquid, as well as restricted securities held in non-public entities, are included in Level 3 of the fair value hierarchy to the extent that significant inputs to valuation are unobservable, because they trade infrequently, if at all and, therefore, the inputs are unobservable. Restricted securities that are valued at a discount to similar publicly traded securities may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety; otherwise they may be categorized as Level 3.

U.S. Government and Agency Securities. U.S. government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, U.S. government and agency securities are normally categorized in Level 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

Transfers from Level 2 to Level 3 occurred primarily due to the lack of observable market data due to decreased market activity or information for these securities. Transfers from Level 3 to Level 2 occurred primarily due to the increased availability of observable market data due to increased market activity or information.

64	ANNUAL REPORT	2019

For fair valuations using unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for each respective Fund.

Net realized gain (loss) and net unrealized appreciation (depreciation), shown on the reconciliation of Level 3 investments, if applicable, are included on the Statement of Operations in net realized gain (loss) on investments in unaffiliated and/or affiliated securities and in net change in unrealized appreciation (depreciation) on investments in unaffiliated and/or affiliated securities, respectively. Additionally, the net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of September 30, 2019, if applicable, is included on the Statement of Operations in net change in unrealized appreciation (depreciation) on investments in unaffiliated and/or affiliated securities.

4.	DERIVATIVE INSTRUMENTS ($ amounts in thousands unless indicated otherwise)

The following disclosures contain information on why and how the Funds use derivative instruments, the associated risks of investing in derivative instruments, and how derivative instruments affect the Funds’ financial positions and results of operations.

Futures Contracts. Certain Funds are authorized to engage in buying and selling futures contracts. Upon entering into a futures contract, a Fund is required to deposit, in a segregated account, an amount equal to a varying specified percentage of the contract amount. This amount is known as the initial margin. Subsequent amounts, known as variation margin, are paid or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying debt security or index. Options on futures contracts may also be purchased or sold by a Fund.

Futures contracts are reported on a schedule following the Schedule of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are identified on the Schedule of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted on the Statement of Assets and Liabilities. The net change in unrealized appreciation (depreciation) is reported on the Statement of Operations. Realized gains (losses) are reported on the Statement of Operations at the closing or expiration of futures contracts.

Risks of entering into futures contracts include the possibility of loss of securities or cash held as collateral, that there may be an illiquid market where the Fund is unable to close the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Ivy ProShares Interest Rate Hedged High Yield Index Fund invests in short positions in futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk).

Collateral and rights of offset. A Fund mitigates credit risk with respect to OTC derivative counterparties through credit support annexes (“CSA”) included with an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement which is the standard contract governing all OTC derivative transactions between the Fund and each of its counterparties. Although it is not possible to eliminate credit risk entirely, the CSA allows the Fund and its counterparty to reduce their exposure to the risk of payment default by the other party by holding an amount in collateral equivalent to the realized and unrealized amount of exposure to the counterparty, which is generally held by the Fund’s custodian. An amount of collateral is moved to/from applicable counterparties only if the amount of collateral required to be posted surpasses both the threshold and the minimum transfer amount pre-agreed in the CSA between the Fund and the counterparty. See Note 2 “Segregation and Collateralization” for additional information with respect to collateral practices.

Additional Disclosure Related to Derivative Instruments

Fair values of derivative instruments as of September 30, 2019:

		Assets		Liabilities
Fund	Type of Risk Exposure	Statement of Assets & Liabilities Location	Value	Statement of Assets & Liabilities Location	Value
Ivy ProShares Interest Rate Hedged High Yield Index Fund	Interest rate	Unrealized appreciation on futures contracts*	$290		$—

*

The value presented includes cumulative gain (loss) on open futures contracts; however, the value reflected on the accompanying Statement of Assets and Liabilities is only the unsettled variation margin receivable (payable) as of year ended September 30, 2019.

2019	ANNUAL REPORT	65

Amount of realized gain (loss) on derivatives recognized on the Statement of Operations for the year ended September 30, 2019:

		Net realized gain (loss) on:
Fund	Type of Risk Exposure	Investments in unaffiliated securities*	Swap agreements	Futures contracts	Written options	Forward foreign currency contracts	Total
Ivy ProShares Interest Rate Hedged High Yield Index Fund	Interest rate	$—	$—	$(2,995)	$—	$—	$(2,995)

*	Purchased options are reported as investments in unaffiliated securities and are reflected on the accompanying Schedule of Investments.

Change in unrealized appreciation (depreciation) on derivatives recognized on the Statement of Operations for the year ended September 30, 2019:

		Net change in unrealized appreciation (depreciation) on:
Fund	Type of Risk Exposure	Investments in unaffiliated securities*	Swap agreements	Futures contracts	Written options	Forward foreign currency contracts	Total
Ivy ProShares Interest Rate Hedged High Yield Index Fund	Interest rate	$—	$—	$8	$—	$—	$8

*	Purchased options are reported as investments in unaffiliated securities and are reflected on the accompanying Schedule of Investments.

During the year ended September 30, 2019, the average derivative volume was as follows:

Fund	Forward foreign currency contracts(1)	Long futures contracts(2)	Short futures contracts(2)	Swap agreements(3)	Purchased options(2)	Written options(2)
Ivy ProShares Interest Rate Hedged High Yield Index Fund	$—	$—	$56,948	$—	$—	$—

(1)	Average absolute value of unrealized appreciation/depreciation during the period.

(2)	Average value outstanding during the period.

(3)	Average notional amount outstanding during the period.

5.	INVESTMENT MANAGEMENT AND PAYMENTS TO AFFILIATED PERSONS
($ amounts in thousands unless indicated otherwise)

Management Fees. IICO, a wholly owned subsidiary of Waddell & Reed Financial, Inc. (“WDR”), serves as each Fund’s investment manager. The management fee is accrued daily by each Fund at the following annual rates as a percentage of average daily net assets:

Fund (M - Millions)	$0 to $1,000M	$1,000 to $2,000M	$2,000 to $5,000M	Over $5,000M
Ivy ProShares Interest Rate Hedged High Yield Index Fund	0.50%	0.48%	0.46%	0.45%
Ivy ProShares MSCI ACWI Index Fund	0.45	0.43	0.41	0.40
Ivy ProShares Russell 2000 Dividend Growers Index Fund	0.40	0.38	0.36	0.35
Ivy ProShares S&P 500 Bond Index Fund	0.20	0.18	0.16	0.15
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	0.35	0.33	0.31	0.30

IICO has entered into a Subadvisory Agreement with the following entity on behalf of the Funds:

Under an agreement between IICO and ProShare Advisors LLC (“ProShare Advisors”), ProShare Advisors serves as subadviser to the Funds. The subadviser makes investment decisions in accordance with the Fund’s investment objectives, policies and restrictions under the supervision of IICO and the oversight of the Board. IICO pays all applicable costs of the subadvisers.

Independent Trustees and Chief Compliance Officer Fees. Fees paid to the Independent Trustees can be paid in cash or deferred to a later date, at the election of the Trustees according to the Deferred Fee Agreement entered into between the

66	ANNUAL REPORT	2019

Trust and the Trustee(s). Each Fund records its portion of the deferred fees as a liability on the Statement of Assets and Liabilities. All fees paid in cash plus any appreciation (depreciation) in the underlying deferred plan are shown on the Statement of Operations. Additionally, fees paid to the Chief Compliance Officer of the Funds are shown on the Statement of Operations.

Accounting Services Fees. The Trust has an Accounting and Administrative Services Agreement with WRSCO, doing business as WI Services Company (“WISC”), an indirect subsidiary of WDR. Under the agreement, WISC acts as the agent in providing bookkeeping and accounting services and assistance to the Trust, including maintenance of Fund records, pricing of Fund shares and preparation of certain shareholder reports. For these services, each Fund pays WISC a monthly fee of one-twelfth of the annual fee based on the average net asset levels shown in the following table:

(M - Millions)	$0 to $10M	$10 to $25M	$25 to $50M	$50 to $100M	$100 to $200M	$200 to $350M	$350 to $550M	$550 to $750M	$750 to $1,000M	Over $1,000M
Annual Fee Rate	$0.00	$11.50	$23.10	$35.50	$48.40	$63.20	$82.50	$96.30	$121.60	$148.50

In addition, for each class of shares in excess of one, each Fund pays WISC a monthly per-class fee equal to 2.5% of the monthly accounting services base fee.

Each Fund also pays WISC a monthly administrative fee at the annual rate of 0.01%, or one basis point, for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion. This fee is voluntarily waived by WISC until a Fund’s net assets are at least $10 million and is included in “Accounting services fee” on the Statement of Operations.

Shareholder Servicing. General. Under the Shareholder Servicing Agreement between the Trust and WISC, with respect to Class A and Class E shares, for each shareholder account that was in existence at any time during the prior month, each Fund pays a monthly fee that ranges from $1.5042 to $1.6958 per account; however, WISC has agreed to reduce that fee if the number of total shareholder accounts within the Complex (InvestEd Portfolios and Ivy Funds) reaches certain levels. For Class R shares, each Fund pays a monthly fee equal to one-twelfth of 0.25 of 1% of the average daily net assets of the class for the preceding month. For Class I shares, each Fund pays a monthly fee equal to one-twelfth of 0.15 of 1% of the average daily net assets of the class for the preceding month. For Class N shares, each Fund pays WISC a monthly fee equal to one-twelfth of 0.01 of 1% of the average daily net assets of the class for the preceding month. Each Fund also reimburses WISC for certain out-of-pocket costs for all classes.

Listing, Data and Related Fees. The Funds may incur costs relating to their initial and ongoing listing on an exchange. Additionally, a Fund may enter into a license agreement for the right to use an Index and its Trade Mark(s) and to receive data related to the index from the index provider. The portion of such costs attributed to each Fund is reflected on the Statements of Operations as “Listing, data and related fees”.

Networked accounts. For certain networked accounts (that is, those accounts whose Fund shares are purchased through certain financial intermediaries), WISC has agreed to reduce its per account fees charged to the Funds to $0.50 per month per shareholder account. Additional fees may be paid by the Funds to those intermediaries. The Fund will reimburse WISC for such costs if the annual rate of the third-party per account charges for a Fund are less than or equal to $12.00 per account or an annual fee of 0.14 of 1% that is based on average daily net assets.

Broker accounts. Certain broker-dealers that maintain shareholder accounts with each Fund through an omnibus account provide transfer agent and other shareholder-related services that would otherwise be provided by WISC if the individual accounts that comprise the omnibus account were opened by their beneficial owners directly. Each Fund may pay such broker-dealers a per account fee for each open account within the omnibus account (up to $18.00 per account), or a fixed rate fee (up to an annual fee of 0.20 of 1% that is based on average daily net assets), based on the average daily NAV of the omnibus account (or a combination thereof).

Distribution and Service Plan. Class A and Class E Shares. Under a Distribution and Service Plan adopted by the Trust pursuant to Rule 12b–1 under the 1940 Act (the “Distribution and Service Plan”), each Fund may pay a distribution and/or service fee to Ivy Distributors, Inc. (“IDI”) for Class A and Class E shares in an amount not to exceed 0.25% of the Fund’s average annual net assets. The fee is to be paid to compensate IDI for amounts it expends in connection with the distribution of the Class A and Class E shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts of that class.

Class R Shares. Under the Distribution and Service Plan, each Fund may pay IDI a fee of up to 0.50%, on an annual basis, of the average daily net assets of the Fund’s Class R shares to compensate IDI for, either directly or through third parties, distributing the Class R shares of that Fund, providing personal services to Class R shareholders and/or maintaining Class R shareholder accounts.

2019	ANNUAL REPORT	67

Sales Charges. As principal underwriter for the Trust’s shares, IDI receives sales commissions (which are not an expense of the Trust) for sales of Class A and Class E shares. A CDSC may be assessed against a shareholder’s redemption amount of certain Class A and Class E shares and is paid to IDI. During the year ended September 30, 2019, IDI received the following amounts in sales commissions and CDSCs:

	Gross Sales Commissions		CDSC			Commissions Paid(1)
			Class A		Class E
Ivy ProShares Interest Rate Hedged High Yield Index Fund	$—	*	$—	*	$—	$—
Ivy ProShares MSCI ACWI Index Fund	20		—	*	—	17
Ivy ProShares Russell 2000 Dividend Growers Index Fund	1		—		—	—	*
Ivy ProShares S&P 500 Bond Index Fund	1		—		—	—	*
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	2		—		—	1

*	Not shown due to rounding.

(1)	IDI reallowed/paid this portion of the sales charge to financial advisors and selling broker-dealers.

Expense Reimbursements and/or Waivers. IICO, the Funds’ investment manager, IDI, the Funds’ distributor, and/or Waddell & Reed Services Company, doing business as WISC, the Funds’ transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any). Fund and class expense limitations and related waivers/reimbursements for the year ended September 30, 2019 were as follows:

Fund Name	Share Class Name	Type of Expense Limit	Commencement Date	End Date	Expense Limit	Amount of Expense Waiver/ Reimbursement		Expense Reduced
Ivy ProShares Interest Rate Hedged High Yield Index Fund	All Classes	Contractual	4-20-2017	1-31-2020	N/A	$132	(1)	Investment Management Fee
	Class A	Contractual	4-20-2017	1-31-2020	0.90%	$1		12b-1 Fees and/or Shareholder Servicing
	Class E	Contractual	4-20-2017	7-31-2020	0.90%	$1		12b-1 Fees and/or Shareholder Servicing
	Class I	Contractual	4-20-2017	1-31-2020	0.65%	$92		Shareholder Servicing
	Class N	Contractual	4-20-2017	1-31-2020	0.65%	$—	*	Shareholder Servicing
	Class N	Contractual	4-20-2017	1-31-2020	Not to exceed Class I	$—		N/A
Ivy ProShares MSCI ACWI Index Fund	All Classes	Contractual	4-20-2017	1-31-2020	N/A	$283	(1)	Investment Management Fee
	Class A	Contractual	4-20-2017	1-31-2020	0.90%	$17		12b-1 Fees and/or Shareholder Servicing
	Class E	Contractual	4-20-2017	7-31-2020	0.71%(2)	$4		12b-1 Fees and/or Shareholder Servicing
	Class I	Contractual	4-20-2017	1-31-2020	0.65%	$93		Shareholder Servicing
	Class N	Contractual	4-20-2017	1-31-2020	0.65%	$4		Shareholder Servicing
	Class N	Contractual	4-20-2017	1-31-2020	Not to exceed Class I	$—		N/A
Ivy ProShares Russell 2000 Dividend Growers Index Fund	Class A	Contractual	4-20-2017	1-31-2020	0.90%	$5		12b-1 Fees and/or Shareholder Servicing
	Class E	Contractual	4-20-2017	7-31-2020	0.72%(3)	$2		12b-1 Fees and/or Shareholder Servicing
	Class I	Contractual	4-20-2017	1-31-2020	0.65%	$154		Shareholder Servicing
	Class N	Contractual	4-20-2017	1-31-2020	0.65%	$—		N/A
	Class N	Contractual	4-20-2017	1-31-2020	Not to exceed Class I	$—		N/A

68	ANNUAL REPORT	2019

Fund Name	Share Class Name	Type of Expense Limit	Commencement Date	End Date	Expense Limit	Amount of Expense Waiver/ Reimbursement		Expense Reduced
Ivy ProShares S&P 500 Bond Index Fund	All Classes	Contractual	4-20-2017	1-31-2020	N/A	$31	(1)	Investment Management Fee
	Class A	Contractual	4-20-2017	1-31-2020	0.65%	$—	*	12b-1 Fees and/or Shareholder Servicing
	Class E	Contractual	4-20-2017	7-31-2020	0.60%	$1		12b-1 Fees and/or Shareholder Servicing
	Class I	Contractual	4-20-2017	1-31-2020	0.40%	$175		Shareholder Servicing
	Class N	Contractual	4-20-2017	1-31-2020	0.40%	$—	*	Shareholder Servicing
	Class N	Contractual	4-20-2017	1-31-2020	Not to exceed Class I	$—		N/A
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	All Classes	Contractual	4-20-2017	1-31-2020	N/A	$73	(1)	Investment Management Fee
	Class A	Contractual	4-20-2017	1-31-2020	0.75%	$3		12b-1 Fees and/or Shareholder Servicing
	Class E	Contractual	4-20-2017	7-31-2020	0.62%(2)	$4		12b-1 Fees and/or Shareholder Servicing
	Class I	Contractual	4-20-2017	1-31-2020	0.50%	$495		Shareholder Servicing
	Class N	Contractual	4-20-2017	1-31-2020	0.50%	$10		Shareholder Servicing
	Class N	Contractual	4-20-2017	1-31-2020	Not to exceed Class I	$—		N/A

*	Not shown due to rounding.

(1)	Due to Class A, Class E, Class I and/or Class N contractual expense limits, investment management fees were waived for all share classes.

(2)	Reflects the lower expense limit which went into effect July 31, 2019. Prior to July 31, 2019, the expense limit in effect was 0.75%.

(3)	Reflects the lower expense limit which went into effect July 31, 2019. Prior to July 31, 2019, the expense limit in effect was 0.73%.

Any amounts due to the Funds as a reimbursement but not paid as of September 30, 2019 are shown as a receivable from affiliates on the Statement of Assets and Liabilities.

6.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the SEC (“Order”), the Ivy Funds, Ivy Variable Insurance Portfolios and InvestEd Portfolios (collectively, the “Funds” only for purposes of this footnote 6) have the ability to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (“Interfund Lending Program”). Under the Interfund Lending Program, the Funds may lend or borrow money for temporary purposes directly to or from one another (each an “Interfund Loan”), subject to meeting the conditions of the Order. The interest rate to be charged on an Interfund Loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The Funds made no Interfund Loans under the Interfund Lending Program during the year ended September 30, 2019.

7.	INVESTMENT SECURITIES TRANSACTIONS ($ amounts in thousands)

The cost of purchases and the proceeds from maturities and sales of investment securities (excluding short-term securities) for the year ended September 30, 2019, were as follows:

	Purchases		Sales
	U.S. Government	Other Issuers	U.S. Government	Other Issuers
Ivy ProShares Interest Rate Hedged High Yield Index Fund	$—	$42,097	$—	$27,835
Ivy ProShares MSCI ACWI Index Fund	—	39,189	—	29,488
Ivy ProShares Russell 2000 Dividend Growers Index Fund	—	39,819	—	46,630
Ivy ProShares S&P 500 Bond Index Fund	—	83,357	—	34,159
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	—	105,556	—	111,789

2019	ANNUAL REPORT	69

8.	LOANS OF PORTFOLIO SECURITIES ($ amounts in thousands)

The Funds may lend their portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, The Bank of New York Mellon (“BNYM”). The borrower pledges and maintains with the Fund collateral consisting of cash or securities issued or guaranteed by the U.S. government. The collateral received by the Fund is required to have a value of at least 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% of the market value for all other securities, except in the case of loans of foreign securities which are denominated and payable in U.S. Dollars, in which case the collateral is required to have a value of at least 102% of the market value of the loaned securities. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund and any excess collateral is returned by the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Cash received as collateral for securities on loan may be reinvested in the Dreyfus Institutional Preferred Government Money Market Fund — Institutional Shares or certain other registered money market funds and are disclosed in the Fund’s Schedule of Investments and are reflected in the Statement of Assets and Liabilities as cash collateral on securities loaned at value. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statement of Assets and Liabilities as it is held by the lending agent on behalf of the Fund and the Fund does not have the ability to re-hypothecate these securities. The securities on loan for each Fund are also disclosed in its Schedule of Investments. The total value of any securities on loan as of September 30, 2019 and the total value of the related cash collateral are disclosed in the Statement of Assets and Liabilities. Income earned by the Funds from securities lending activity is disclosed in the Statements of Operations.

The following is a summary of each Fund’s securities lending positions and related cash and non-cash collateral received as of September 30, 2019:

Fund	Market Value of Securities on Loan		Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Ivy ProShares MSCI ACWI Index Fund	$909		$697	$255	$952
Ivy ProShares Russell 2000 Dividend Growers Index Fund	1,755		—	1,790	1,790
Ivy ProShares S&P 500 Bond Index Fund	—	(1)	34	—	34
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	6,010		—	6,131	6,131

(1)

At September 30, 2019, $34 of securities on loan were sold and unsettled. The unsettled amount is reflected on the Statement of Assets and Liabilities within the line item entitled Investment securities sold receivable.

The cash collateral received amounts presented in the table above are transactions accounted for as secured borrowings and have an overnight and continuous maturity. The proceeds from the cash collateral received is invested in registered money market funds.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower indemnity provided by BNYM. BNYM’s indemnity allows for full replacement of securities lent wherein BNYM will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral or to the extent such proceeds are insufficient or the collateral is unavailable, BNYM will purchase the unreturned loan securities at BNYM’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

70	ANNUAL REPORT	2019

9.	CAPITAL SHARE TRANSACTIONS (All amounts in thousands)

The Trust has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class of each Fund. Transactions in shares of beneficial interest were as follows:

	Ivy ProShares Interest Rate Hedged High Yield Index Fund				Ivy ProShares MSCI ACWI Index Fund
	Year ended 9-30-19		Year ended 9-30-18		Year ended 9-30-19		Year ended 9-30-18
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	23	$218	7	$68	270	$3,059	420	$4,813
Class E	20	190	3	32	19	212	12	138
Class I	3,013	29,012	2,941	29,251	1,475	16,462	2,516	28,928
Class N	—	—	—	—	961	10,970	1,990	22,724
Class R	3	28	—	—	—	—	199	2,260
Shares issued in reinvestment of distributions to shareholders:
Class A	1	8	— *	1	8	86	3	41
Class E	1	8	— *	1	— *	4	— *	1
Class I	311	2,964	84	831	49	547	19	222
Class N	—	—	—	—	54	604	32	366
Class R	— *	2	—	—	—	—	—	—
Shares redeemed:
Class A	(6)	(52)	— *	(1)	(131)	(1,470)	(78)	(891)
Class E	(1)	(11)	(1)	(5)	(1)	(10)	(1)	(10)
Class I	(1,534)	(14,633)	(531)	(5,286)	(1,360)	(15,325)	(620)	(7,180)
Class N	—	—	—	—	(509)	(5,757)	(612)	(7,076)
Class R	— *	— *	—	—	—	—	(201)	(2,268)
Net increase	1,831	$17,734	2,503	$24,892	835	$9,382	3,679	$42,068

	Ivy ProShares Russell 2000 Dividend Growers Index Fund				Ivy ProShares S&P 500 Bond Index Fund
	Year ended 9-30-19		Year ended 9-30-18		Year ended 9-30-19		Year ended 9-30-18
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	113	$1,196	12	$133	57	$582	5	$49
Class E	14	148	9	89	20	202	14	133
Class I	2,960	31,511	7,568	78,680	8,033	79,242	5,341	52,685
Class N	110	1,186	3,536	37,129	—	—	257	2,508
Class R	—	—	—	—	4	35	—	—
Shares issued in reinvestment of distributions to shareholders:
Class A	1	14	— *	1	— *	3	—	—
Class E	— *	3	— *	1	1	7	— *	3
Class I	180	1,919	70	746	276	2,727	114	1,108
Class N	73	783	39	407	—	—	29	289
Class R	— *	— *	—	—	— *	1	—	—
Shares redeemed:
Class A	(57)	(607)	(1)	(12)	(9)	(86)	(3)	(34)
Class E	(1)	(14)	(3)	(32)	(1)	(13)	(2)	(16)
Class I	(2,934)	(31,400)	(1,949)	(20,718)	(3,233)	(31,938)	(1,607)	(15,634)
Class N	(1,022)	(11,010)	(557)	(5,884)	—	—	(1,838)	(17,940)
Class R	—	—	—	—	— *	(1)	—	—
Net increase (decrease)	(563)	$(6,271)	8,724	$90,540	5,148	$50,761	2,310	$23,151

*Not shown due to rounding.

2019	ANNUAL REPORT	71

	Ivy ProShares S&P 500 Dividend Aristocrats Index Fund
	Year ended 9-30-19		Year ended 9-30-18
	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	70	$830	81	$909
Class E	68	777	42	465
Class I	9,504	111,338	19,803	222,882
Class N	698	8,218	10,607	115,896
Class R	2	23	—	—
Shares issued in reinvestment of distributions to shareholders:
Class A	2	18	1	6
Class E	2	24	— *	5
Class I	644	7,505	243	2,799
Class N	233	2,706	147	1,685
Class R	— *	— *	—	—
Shares redeemed:
Class A	(34)	(397)	(36)	(398)
Class E	(10)	(111)	(5)	(54)
Class I	(9,933)	(117,510)	(4,686)	(53,869)
Class N	(1,934)	(22,777)	(3,220)	(37,326)
Class R	— *	— *	—	—
Net increase (decrease)	(688)	$(9,356)	22,977	$253,000

*	Not shown due to rounding.

10.	FEDERAL INCOME TAX MATTERS ($ amounts in thousands)

For Federal income tax purposes, cost of investments owned at September 30, 2019 and the related unrealized appreciation (depreciation) were as follows:

Fund	Cost of Investments	Gross Appreciation	Gross Depreciation	Net Unrealized Appreciation
Ivy ProShares Interest Rate Hedged High Yield Index Fund	$58,147	$2,022	$1,809	$213
Ivy ProShares MSCI ACWI Index Fund	103,092	15,425	6,023	9,402
Ivy ProShares Russell 2000 Dividend Growers Index Fund	119,936	16,443	6,478	9,965
Ivy ProShares S&P 500 Bond Index Fund	128,578	7,541	115	7,426
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	340,114	64,085	10,307	53,778

For Federal income tax purposes, the Funds’ undistributed earnings and profit for the year ended September 30, 2019 and the post-October and late-year ordinary activity were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Tax Return of Capital	Post- October Capital Losses Deferred	Late-Year Ordinary Losses Deferred
Ivy ProShares Interest Rate Hedged High Yield Index Fund	$384	$—	$—	$—	$—
Ivy ProShares MSCI ACWI Index Fund	734	—	—	—	—
Ivy ProShares Russell 2000 Dividend Growers Index Fund	382	—	—	—	—
Ivy ProShares S&P 500 Bond Index Fund	308	—	—	—	—
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	1,953	3,465	—	—	—

Internal Revenue Code regulations permit each Fund to elect to defer into its next fiscal year capital losses and certain specified ordinary items incurred between each November 1 and the end of its fiscal year. Each Fund is also permitted to defer into its next fiscal certain ordinary losses that generated between each January 1 and the end of its fiscal year.

72	ANNUAL REPORT	2019

The tax character of dividends and distributions paid during the two fiscal years ended September 30, 2019 and 2018 were as follows:

	September 30, 2019		September 30, 2018
Fund	Distributed Ordinary Income(1)	Distributed Long-Term Capital Gains	Distributed Ordinary Income(1)	Distributed Long-Term Capital Gains
Ivy ProShares Interest Rate Hedged High Yield Index Fund	$3,392	$392	$1,481	$55
Ivy ProShares MSCI ACWI Index Fund	1,723	—	1,082	—
Ivy ProShares Russell 2000 Dividend Growers Index Fund	3,299	—	1,629	4
Ivy ProShares S&P 500 Bond Index Fund	3,296	—	2,056	—
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	11,817	136	5,654	—

(1)	Includes short-term capital gains distributed, if any.

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Accumulated capital losses represent net capital loss carryovers as of September 30, 2019 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of September 30, 2019, the capital loss carryovers were as follows:

	Post-Enactment
Fund	Short-Term Capital Loss Carryover	Long-Term Capital Loss Carryover
Ivy ProShares Interest Rate Hedged High Yield Index Fund	$1,242	$2,223
Ivy ProShares MSCI ACWI Index Fund	205	1,411
Ivy ProShares Russell 2000 Dividend Growers Index Fund	453	1,324
Ivy ProShares S&P 500 Bond Index Fund	824	18
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	—	—

Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences are due to differing treatments for items such as deferral of wash sales, post-October losses, late-year ordinary losses, foreign currency transactions, net operating losses, income from passive foreign investment companies (PFICs) and partnership transactions. At September 30, 2019, the following reclassifications were made:

Fund	Accumulated Earnings Gain (Loss)	Paid-In Capital
Ivy ProShares Interest Rate Hedged High Yield Index Fund	$—	$—
Ivy ProShares MSCI ACWI Index Fund	—	—
Ivy ProShares Russell 2000 Dividend Growers Index Fund	—	—
Ivy ProShares S&P 500 Bond Index Fund	—	—
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	—	—

2019	ANNUAL REPORT	73

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	IVY FUNDS

To the Shareholders and Board of Trustees of Ivy Funds:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Ivy ProShares Interest Rate Hedged High Yield Index Fund, Ivy ProShares MSCI ACWI Index Fund, Ivy ProShares Russell 2000 Dividend Growers Index Fund, Ivy ProShares S&P 500 Bond Index Fund, and Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, each a series of Ivy Funds (the “Funds”), including the schedules of investments, as of September 30, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the years ended September 30, 2019, 2018, and for the period from April 20, 2017 (commencement of operations) through September 30, 2017, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the years ended September 30, 2019, 2018, and the period from April 20, 2017 (commencement of operations) through September 30, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Kansas City, Missouri

November 22, 2019

We have served as the auditor of one or more Waddell & Reed investment companies since 1997.

74	ANNUAL REPORT	2019

INCOME TAX INFORMATION	IVY FUNDS

AMOUNTS NOT ROUNDED (UNAUDITED)

The Funds hereby designate the following amounts of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction for corporations or as qualified dividend income for individuals for the tax period ended September 30, 2019:

	Dividends Received Deduction for Corporations	Qualified Dividend Income for Individuals
Ivy ProShares Interest Rate Hedged High Yield Index Fund	$—	$—
Ivy ProShares MSCI ACWI Index Fund	937,581	1,723,501
Ivy ProShares Russell 2000 Dividend Growers Index Fund	3,080,589	3,079,280
Ivy ProShares S&P 500 Bond Index Fund	—	—
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	10,140,139	10,543,298

The Funds hereby designate the following amounts as distributions of long-term capital gains:

Ivy ProShares Interest Rate Hedged High Yield Index Fund	$391,926
Ivy ProShares MSCI ACWI Index Fund	—
Ivy ProShares Russell 2000 Dividend Growers Index Fund	—
Ivy ProShares S&P 500 Bond Index Fund	—
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	136,225

Shareholders are advised to consult with their tax advisors concerning the tax treatment of dividends and distributions from all the Funds.

The tax status of dividends paid and the pass-through of foreign taxes paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

2019	ANNUAL REPORT	75

BOARD OF TRUSTEES AND OFFICERS	IVY FUNDS

(UNAUDITED)

Each of the individuals listed below serves as a trustee for the Trust (45 portfolios), and for the rest of the funds within the Fund Complex, which also includes, in addition to the Trust, InvestEd Portfolios (“InvestEd”) (6 portfolios), the Ivy High Income Opportunities Fund (a closed-end fund) (“IVH”) and Ivy Variable Insurance Portfolios (“Ivy VIP”) (28 Portfolios).

Board members who are not “interested persons” of the Trust as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”) constitute at least 75% of the Board.

Joseph Harroz, Jr. serves as Independent Chairman of the Trust’s Board and of the Board of Trustees of the other funds in the Fund Complex. Subject to the Trustee Emeritus and Retirement Policy, a Trustee serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.

The Statement of Additional Information (“SAI”) for the Trust includes additional information about the Trust’s Trustees. The SAI is available without charge, upon request by calling 1.888.923.3355. It is also available on the Ivy Investments website, www.ivyinvestments.com.

Independent Trustees

The following table provides information regarding each Independent Trustee.

Name, Address and Year of Birth	Position Held With the Trust	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds In Fund Complex Overseen	Other Directorships Held During Past 5 Years
James M. Concannon 6300 Lamar Avenue Overland Park, KS 66202 1947	Trustee	2017	Emeritus Dean and Professor of Law, Washburn University School of Law (1973 to present).	80	Director, Kansas Legal Services for Prisoners, Inc. (non-profit community service); Director, U.S. Alliance Corporation and wholly-owned subsidiaries: U.S. Alliance Life and Security Company-Montana and Dakota Capital Life Insurance Company (Insurance) (2009 to present); Director, Kansas Appleseed, Inc. (non-profit community service) (2007 to present); Trustee, WRA Funds (1997-2018); Trustee, Ivy NextShares (2017-2019); Trustee, Ivy VIP (1997 to present) (28 portfolios overseen); Trustee, InvestEd (2001 to present) (6 portfolios overseen); Trustee, IVH (2017 to present) (1 portfolio overseen).

76	ANNUAL REPORT	2019

Name, Address and Year of Birth	Position Held With the Trust	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds In Fund Complex Overseen	Other Directorships Held During Past 5 Years
H. Jeffrey Dobbs 6300 Lamar Avenue Overland Park, KS 66202 1955	Trustee	2019	Global Sector Chairman, Industrial Manufacturing, KPMG LLP (2010-2015).	80	Director, Valparaiso University (2012 to present); Director, TechAccel LLC (2015 to present) (Tech R&D); Board Member, Kansas City Repertory Theatre (2015 to present); Board Member, PatientsVoices, Inc. (technology) (2018 to present); Board Member, Kansas City Campus for Animal Care (2018 to present); Director, National Association of Manufacturers (2010-2015); Director, The Children’s Center (2003-2015); Director, Metropolitan Affairs Coalition (2003-2015); Director, Michigan Roundtable for Diversity and Inclusion (2003-2015); Trustee, Ivy NextShares (2019); Trustee, Ivy VIP (2019 to present) (28 portfolios overseen); Trustee, InvestEd (2019 to present) (6 portfolios overseen); Trustee, IVH (2019 to present) (1 portfolio overseen).
James D. Gressett 6300 Lamar Avenue Overland Park, KS 66202 1950	Trustee	2002	Chief Executive Officer (CEO) of CalPac Pizza LLC (2011 to present); CEO of CalPac Pizza II LLC (2012 to present); CEO of PacPizza LLC (Pizza Hut franchise) (2000 to present); Member/CEO, Southern Pac Pizza LLC (2013 to present); Partner, Century Bridge Partners (real estate investments) (2007 to present); Manager, Hartley Ranch Angus Beef, LLC (2013 to present); President, Penn Capital Corp. (1995 to present); Partner, Penn Capital Partners (1999 to present); Partner, 1788 Chicken, LLC (Food Franchise) (2016 to present).	80	Member/Secretary, The Metochoi Group LLC (1999 to present); Member/Chairman, Idea Homes LLC (homebuilding and development) (2013 to present); Trustee, WRA Funds (2017-2018); Trustee, Ivy NextShares (2016-2019); Trustee, Ivy VIP (2017 to present) (28 portfolios overseen); Trustee, InvestEd (2017 to present) (6 portfolios overseen); Trustee, IVH (2013 to present) (1 portfolio overseen).

2019	ANNUAL REPORT	77

Name, Address and Year of Birth	Position Held With the Trust	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds In Fund Complex Overseen	Other Directorships Held During Past 5 Years
Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1967	Trustee Independent Chairman	1998 2006	Interim President (2019 to present), Vice President (2010-2019) and Dean (2010-2019), College of Law, University of Oklahoma; Managing Member, Harroz Investments, LLC, (commercial enterprises) (1998 to present).	80	Director and Shareholder, Valliance Bank (2007 to present); Director, Foundation Healthcare (formerly Graymark HealthCare) (2008-2017); Trustee, The Mewbourne Family Support Organization (2006 to present) (non-profit); Independent Director, LSQ Manager, Inc. (real estate) (2007-2016); Director, Oklahoma Foundation for Excellence (non-profit) (2008 to present); Independent Chairman and Trustee, WRA Funds (Independent Chairman: 2015-2018; Trustee: 1998-2018); Independent Chairman and Trustee, Ivy NextShares (2016-2019); Independent Chairman and Trustee, Ivy VIP (Independent Chairman: 2015 to present; Trustee: 1998 to present) (28 portfolios overseen); Independent Chairman and Trustee, InvestEd (Independent Chairman: 2015 to present; Trustee: 2001 to present) (6 portfolios overseen); Independent Chairman and Trustee, IVH (2013 to present) (1 portfolio overseen).
Glendon E. Johnson, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1951	Trustee	2002	Of Counsel, Lee & Smith, PC (law firm, emphasis on finance, securities, mergers and acquisitions law) (1996 to present); Owner and Manager, Castle Valley Ranches, LLC (ranching) and Castle Valley Outdoors, LLC (outdoor recreation) (1995 to present); Formerly, Partner, Kelly, Drye & Warren LLP (law firm) (1989-1996); Partner, Lane & Edson PC (law firm) (1987-1989).	80	Director, Thomas Foundation for Cancer Research (non-profit) (2005 to present); Director, Warriors Afield Legacy Foundation (non-profit) (2014 to present); Trustee, WRA Funds (2017-2018); Trustee, Ivy NextShares (2016-2019); Trustee, Ivy VIP (2017 to present) (28 portfolios overseen); Trustee, InvestEd (2017 to present) (6 portfolios overseen); Trustee, IVH (2013 to present) (1 portfolio overseen).

78	ANNUAL REPORT	2019

Name, Address and Year of Birth	Position Held With the Trust	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds In Fund Complex Overseen	Other Directorships Held During Past 5 Years
Sandra A.J. Lawrence 6300 Lamar Avenue Overland Park, KS 66202 1957	Trustee	2019	Retired, formerly, Chief Administrative Officer, Children’s Mercy Hospitals and Clinics (2016-2019); CFO, Children’s Mercy Hospitals and Clinics (2005-2016).	80	Director, Hall Family Foundation (1993 to present); Director, Westar Energy (2004-2018); Trustee, Nelson-Atkins Museum of Art (non-profit) (2007 to present); Director, Turn the Page KC (non-profit) (2012-2016); Director, Kansas Metropolitan Business and Healthcare Coalition (non-profit) (2017-2019); Director, National Association of Corporate Directors (non-profit) (2017 to present); Director, American Shared Hospital Services (2017 to present); Director, Evergy, Inc., Kansas City Power & Light Company, KCP&L Greater Missouri Operations Company, Westar Energy, Inc. and Kansas Gas and Electric Company (related utility companies) (2018 to present); Director, Stowers (research) (2018); Trustee, NextShares (2019); Trustee, Ivy VIP (2019 to present) (28 portfolios overseen); Trustee, InvestEd (2019 to present) (6 portfolios overseen); Trustee, IVH (2019 to present) (1 portfolio overseen).
Frank J. Ross, Jr. Polsinelli PC 900 West 48th Place Suite 900 Kansas City, MO 64112 1953	Trustee	2017	Shareholder/Director, Polsinelli PC (law firm) (1980 to present).	80	Trustee, WRA Funds (1996-2018); Trustee, Ivy NextShares (2017-2019); Trustee, Ivy VIP (1996 to present) (28 portfolios overseen); Trustee, InvestEd (2001 to present) (6 portfolios overseen); Trustee, IVH (2017 to present) (1 portfolio overseen).

2019	ANNUAL REPORT	79

Name, Address and Year of Birth	Position Held With the Trust	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds In Fund Complex Overseen	Other Directorships Held During Past 5 Years
Michael G. Smith 6300 Lamar Avenue Overland Park, KS 66202 1944	Trustee	2002	Retired; formerly, with Merrill Lynch as Managing Director of Global Investor Client Strategy (1996-1998), Head of Regional Institutional Sales (1995-1996) and of U.S. Central Region (1986-1995, 1999).	80	Director, Executive Board, Cox Business School, Southern Methodist University (1998-2019); Lead Director, Northwestern Mutual Funds (2003-2017) (29 portfolios overseen); Director, CTMG, Inc. (clinical testing) (2008-2015); Trustee, WRA Funds (2017-2018); Trustee, Ivy NextShares (2016-2019); Trustee, Ivy VIP (2017 to present) (28 portfolios overseen); Trustee, InvestEd (2017 to present) (6 portfolios overseen); Trustee, IVH (2013 to present) (1 portfolio overseen).
Edward M. Tighe 6300 Lamar Avenue Overland Park, KS 66202 1942	Trustee	1999	Retired; formerly, CEO and Director of Asgard Holdings, LLC (computer network and security services) (2002-2004); President, Citco Technology Management (1995-2000); CEO, Global Mutual Fund Services (1993-2000); Sr. Vice President, Templeton Global Investors (1988-1992).	80	Trustee, Hansberger Institutional Funds (2000-2007); Director, The Research Coast Principium Foundation, Inc. (non-profit) (2012-2015); Trustee, WRA Funds (2017-2018); Trustee, Ivy NextShares (2016-2019); Trustee, Ivy VIP (2017 to present) (28 portfolios overseen); Trustee, InvestEd (2017 to present) (6 portfolios overseen); Trustee, IVH (2013 to present) (1 portfolio overseen).

80	ANNUAL REPORT	2019

Interested Trustees

Messrs. Herrmann and Sanders are “interested” by virtue of their current or former engagement as an officer of Waddell & Reed Financial, Inc. (“WDR”) or its wholly owned subsidiaries, including each Fund’s investment manager, Ivy Investment Management Company (“IICO”), each Fund’s principal underwriter, Ivy Distributors, Inc. (“IDI”), and each Fund’s shareholder servicing and accounting services agent, Waddell & Reed Services Company, doing business as WI Services Company (“WISC”), as well as by virtue of their personal ownership in shares of WDR.

Name, Address and Year of Birth	Position(s) Held with the Trust	Trustee/Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds In Fund Complex Overseen	Other Directorships Held
Henry J. Herrmann 6300 Lamar Avenue Overland Park, KS 66202 1942	Trustee	1998	Retired, Non-Executive Chairman of the Board, WDR (2016-2018); Formerly Chairman, WDR (2010-2018); CEO, WDR (2005-2016); President, CEO and Chairman, IICO (2002-2016); President, CEO and Chairman, Waddell & Reed Investment Management Company (WRIMCO) (1993-2016); President of each of the funds in the Fund Complex (2001-2016).	80	Director, WDR, (1998 to present); Director, IICO (2002-2016); Director, WRIMCO (1991-2016); Director, WISC (2001-2016); Director, W&R Capital Management Group, Inc. (2008-2016); Director, Waddell & Reed (1993-2016); Director, Blue Cross Blue Shield of Kansas City (2007-2017); Trustee, WRA Funds (1998-2018); Trustee, Ivy NextShares (2016-2019); Trustee, Ivy VIP (1998 to present) (28 portfolios overseen); Trustee, InvestEd (2001 to present) (6 portfolios overseen); Trustee, IVH (2013 to present) (1 portfolio overseen).
Philip J. Sanders 6300 Lamar Avenue Overland Park, KS 66202 1959	Trustee	2019	CEO, WDR (2016 to present); President, CEO and Chairman, IICO (2016 to present); President, CEO and Chairman, WRIMCO (2016-2018); CIO, WDR (2011-2019); CIO, IICO (2010-2019); CIO, WRIMCO (2010-2018); President of each of the funds in the Fund Complex (2016 to present).	80	Trustee, Ivy NextShares (2019); Trustee, Ivy VIP (2019 to present) (28 portfolios overseen); Trustee, InvestEd (2019 to present) (6 portfolios overseen);Trustee, IVH, (2019 to present) (1 portfolio overseen).

Officers

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The Trust’s principal officers are:

Name, Address and Year of Birth	Position(s) Held with the Trust and Fund Complex	Officer of Trust Since	Officer of Fund Complex Since*	Principal Occupation(s) During Past 5 Years
Jennifer K. Dulski 6300 Lamar Avenue Overland Park, KS 66202 1980	Secretary	2017	2017	Secretary for each of the funds in the Fund Complex (2017 to present); Senior Vice President and Associate General Counsel of Waddell & Reed, IICO and IDI (2018 to present).

2019	ANNUAL REPORT	81

Name, Address and Year of Birth	Position(s) Held with the Trust and Fund Complex	Officer of Trust Since	Officer of Fund Complex Since*	Principal Occupation(s) During Past 5 Years
Joseph W. Kauten 6300 Lamar Avenue Overland Park, KS 66202 1969	Vice President Treasurer Principal Financial Officer	2008 2008 2008	2006 2006 2007	Principal Financial Officer of each of the funds in the Fund Complex (2007 to present); Vice President and Treasurer of each of the funds in the Fund Complex (2006 to present); Principal Accounting Officer of each of the funds in the Fund Complex (2006-2017); Assistant Treasurer of each of the funds in the Fund Complex (2003-2006); Vice President of Waddell & Reed Services Company (“WRSCO”) (2007 to present).
Philip J. Sanders** 6300 Lamar Avenue Overland Park, KS 66202 1959	President	2016	2016

CEO of WDR (2016 to present); President, CEO and

Chairman of IICO (2016 to present) and WRIMCO (2016-2018); President of each of the funds in the Fund Complex (2016 to present); CIO of WDR (2011-2019); CIO of IICO (2010-2019) and WRIMCO (2010-2018).

Scott J. Schneider 6300 Lamar Avenue Overland Park, KS 66202 1968	Vice President Chief Compliance Officer	2008 2008	2006 2004	Chief Compliance Officer (2004 to present) and Vice President (2006 to present) of each of the funds in the Fund Complex; Vice President of IICO (2006 to present) and WRIMCO (2006-2018).
Philip A. Shipp 6300 Lamar Avenue Overland Park, KS 66202 1969	Assistant Secretary	2012	2012	Assistant Secretary of each of the funds in the Fund Complex (2012 to present); Vice President of Waddell & Reed and IDI (2010 to present).
John E. Sundeen, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1960	Vice President	2008	2006	Senior Vice President (1999 to present) and Chief Administrative Officer (2006 to present) of WDR; Executive Vice President and Chief Administrative Officer of IICO (2004 to present) and WRIMCO (2004-2018); Executive Vice President of WRSCO (2016 to present).

* This is the date when the officer first became an officer of one or more of the funds that are the predecessors to current funds within Ivy Funds (each, a predecessor fund) (if applicable).

** Mr. Sanders was Vice President of the Trust since 2006, and of the other Trusts within the Fund Complex since 1998, until his appointment as President in August 2016.

82	ANNUAL REPORT	2019

RENEWAL OF INVESTMENT MANAGEMENT AGREEMENTS	IVY FUNDS

(UNAUDITED)

At a meeting of the Board of Trustees (the “Board”) of Ivy Funds (the “Trust”) held on August 13th and 14th, 2019, the Board, including all of the trustees who are not “interested persons” (the “Independent Trustees”), as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously approved the continuance of the Investment Management Agreement (the “Management Agreement”) between Ivy Investment Management Company (“IICO”) and the Trust, and the continuance of the Investment Subadvisory Agreements between IICO and:

•	Apollo Credit Management, LLC (with respect to the Ivy Apollo Multi-Asset Income Fund and Ivy Apollo Strategic Income Fund)

•	LaSalle Investment Management Securities, LLC and LaSalle Investment Management Securities B.V. (with respect to the Ivy LaSalle Global Real Estate Fund and the Ivy Apollo Multi-Asset Income Fund)

•

Mackenzie Investments Europe Limited (Mackenzie Europe) and the investment sub-advisory agreement between Mackenzie Europe and Mackenzie Investments Asia Limited (with respect to the Ivy International Small Cap Fund)

•

Pictet Asset Management Limited and Pictet Asset Management (Singapore) PTE Ltd. (with respect to the Ivy Emerging Markets Local Currency Debt Fund, and Pictet Asset Management SA (with respect to the Ivy Targeted Return Bond Fund)

•	PineBridge Investments, LLC (with respect to the Ivy PineBridge High Yield Fund)

•

ProShare Advisors, LLC (with respect to the Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, the Ivy ProShares Russell 2000 Dividend Growers Index Fund, the Ivy ProShares Interest Rate Hedged High Yield Index Fund, the Ivy ProShares S&P 500 Bond Index Fund and the Ivy ProShares MSCI ACWI Index Fund)

•	Pzena Investment Management, LLC (with respect to the Ivy Pzena International Value Fund)

•	Securian Asset Management, Inc. (with respect to the Ivy Securian Core Bond Fund and the Ivy Securian Real Estate Securities Fund)

•	Wilshire Associates Incorporated (with respect to the Ivy Wilshire Global Allocation Fund)

Each subadviser is referred to herein as a “Subadviser,” and the Management Agreement and the Investment Subadvisory Agreements are referred to collectively herein as the “Agreements.”

The Board’s Independent Trustees were assisted in their review by independent legal counsel and met with such counsel separately from representatives of IICO and the Subadvisers. Independent legal counsel explained the factors that the Board should consider as part of its review of the Agreements, all as outlined in a memorandum it had provided to the Board prior to the meeting, including, among other things, the nature and the quality of the services provided by IICO and the Subadvisers, profitability (including any fall-out benefits) from IICO’s and the Subadvisers’ relationships with each series of the Trust (each, a “Fund” and together, the “Funds”), economies of scale, the role played by the Independent Trustees, and information on comparative fees and expenses. The Independent Trustees also considered the written responses and materials produced by IICO and each Subadviser in response to 15(c) due diligence request lists submitted by the Independent Trustees’ legal counsel prior to the meeting, as well as materials produced in response to a follow-up request list sent to IICO by independent legal counsel on behalf of the Independent Trustees. Included in those responses, which had been provided to the Board prior to the meeting, was a Fund-by-Fund profitability analysis prepared by IICO, as well as an explanation of the methodology by which the profitability analysis was calculated. The Board also received extensive materials on performance, expenses and comparable fund information from Broadridge, Inc. (“Broadridge”), an independent mutual fund rating service. Finally, the Independent Trustees received and reviewed a considerable amount of information that their independent fee consultant had provided to them. The Independent Trustees previously had reviewed and discussed these materials during a telephonic meeting in July 2019. They further reviewed these materials among themselves, with their independent legal counsel and the independent fee consultant, and with the other Board members at executive sessions of the Independent Trustees at the August 13-14, 2019 Board meeting, during which the Board considered various factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Board’s determination to approve the Agreements are discussed separately below.

Nature, Extent and Quality of Services

The Board considered the nature, extent and quality of services provided to the Funds by IICO and each Subadviser, taking into account the large amount of materials produced by IICO and the Subadvisers in response to the 15(c) due diligence requests submitted on its behalf by independent legal counsel to the Independent Trustees.

2019	ANNUAL REPORT	83

The Board also took into account the report from its Investment Oversight Committee (the “IOC”), in light of that committee’s duties to assist the Board in the 15(c) process. The IOC had reported to the Board on its review of the performance of the Funds, IICO’s investment risk management function, and the changes IICO and its affiliates have been undertaking for the Trust and the overall fund complex. As such, the Board examined all of IICO’s activities in light of performance and expense structure, as well as the overall rationalization of the fund complex (both completed and/or proposed), which is designed to provide economies of scale to the shareholders, reduce the Funds’ expenses and enhance the performance of the Funds, particularly in the context of substantial industry change and regulatory developments.

The Board likewise considered the knowledge it had received from its regular meetings, including from the materials provided in connection with those meetings, such as the resources and key personnel of IICO and each Subadviser, as well as the other services provided to the Funds by IICO and each Subadviser, as applicable (e.g., managing the quality of execution of portfolio transactions and the selection of broker-dealers for those transactions, monitoring adherence to each Fund’s investment restrictions, producing reports, providing support services for the Board and its committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various Fund policies and procedures and with applicable laws and regulations). The Board also took into account the compliance environment at IICO and each Subadviser, noting the resources that each entity has dedicated towards compliance. The Board concluded that the nature and extent of the services provided by IICO and each Subadviser were appropriate, that the quality of those services had been consistent with quality norms in the industry and that the Funds were likely to benefit from the continued provision of those services.

Benefits from the Relationship with the Funds

The Board next discussed whether IICO or any Subadviser derives any other direct or indirect benefit from serving the Funds. In that regard, the Board discussed the transfer agency and shareholder servicing fees that Waddell & Reed Services Company (“WISC”), an affiliate of IICO, has provided to the Funds. The Board took note of the caps that management previously had agreed to on shareholder servicing costs. The Board also considered the benefits that accrue to each service provider organization from its respective relationship with the Funds, including the fact that a variety of services are provided by affiliates of IICO, including distribution, administrative and Fund accounting services, and, as discussed above, shareholder servicing. The Board also considered management’s proposal to outsource the transactional processing operations of WISC to a sub-agent for the Funds, which is designed to achieve greater efficiencies and savings for Fund shareholders over time. After full consideration of these and other factors, the Board concluded that none of IICO, any Subadviser or any of their affiliates receives any additional direct or indirect benefits that would preclude the Board from approving the continuation of the Management Agreement with IICO or any Investment Subadvisory Agreement with a Subadviser.

Economies of Scale

The Board discussed whether economies of scale are being realized by the Funds and whether fee levels reflect those economies of scale for the benefit of the Funds’ shareholders. The Board considered the fact that as a Fund’s assets have grown, the expenses of that Fund generally have fallen. Additionally, in that regard, the Board considered the various initiatives that IICO has undertaken to seek to rationalize the fund complex.

Performance of the Funds and Costs of Services Provided

The Board considered the performance of each Fund and the costs of the services provided, focusing in particular on a number of Funds that the independent fee consultant had identified. Specifically, the Board examined the investment performance of each Fund, including the percentile ranking of each Fund over various periods of time. The Board also examined the performance of each Fund against its respective benchmark index and peer funds for the same periods. After extensively reviewing all of the performance information provided, the Board concluded that the Funds’ performance in each asset class was acceptable. Although the performance of some of the focus Funds identified by the independent fee consultant lagged that of their peers or respective benchmark index, the Board recognized that IICO, or the applicable Subadviser, had taken, or was taking, steps to address that underperformance, and determined to continue to monitor closely the performance of those Funds.

The Board also considered the expenses and expense ratio of each Fund, and the expense limitation and fee reduction arrangements entered into by IICO in light of the services provided by IICO and each Subadviser. The Board also compared each Fund’s expenses, including advisory, distribution and shareholder servicing fees, with the expenses and advisory fees of other investment advisers managing similarly situated funds, as well as the advisory fees that IICO (or an affiliate) charges for providing advisory services to other accounts in the same asset class for certain Funds. In that regard, the Board noted that IICO performs significant additional services for the Funds as compared to those other accounts. The Board also took into account the information on IICO’s profitability in managing the Funds, including the methodology used to calculate profitability. The Board finally considered the amount of assets in each Fund, each Fund’s average account size and how those factors affect the Funds’ expense ratios, noting that, as the Funds’ assets have increased or decreased over

84	ANNUAL REPORT	2019

time, the expense ratios of the Funds generally have fallen or risen, respectively. After completing this examination, the Board concluded that each Fund’s expenses are appropriate at the current time.

Independent Fee Consultant Review

Independent legal counsel, on behalf of the Independent Trustees, engaged the independent fee consultant to assist them in evaluating the reasonableness of the management fees charged by IICO to all funds within the fund complex. The independent fee consultant’s review addressed the following fee-related factors:

1.	The nature, extent and quality of IICO’s services to the Funds;

2.	Management fees and expenses in the context of performance;

3.	Product category expenses, including peers;

4.	Profit margins of IICO’s parent from supplying such services;

5.	Subadviser and institutional fee analyses; and

6.	Possible economies of scale as a Fund grows larger.

The following summarizes the findings of the independent fee consultant retained by the Independent Trustees.

Summary Findings

The report stated that IICO delivered reasonable levels of performance in the longer-term periods and reasonable levels of service to the Funds in relation to its management fees as compared to the investment advisers of comparable funds. For the 36 months ended March 31, 2019, approximately 17% of the Funds were in the top quartile of performance and 29% of the Funds were in the top two quartiles of performance and that short-term performance of such Funds were showing signs of improvement. Specifically, the report noted that 58% of the Funds were in the top two quartiles in the one-year period, and that 28% of all such Funds had improving performance in their one-year period. The independent fee consultant noted that the Funds’ performance appeared to be grounded in a number of institutional competitive advantages at IICO, including investment management depth, ability to attract top talent, proactive management, performance-focused culture, economic analysis and an effective trading infrastructure.

The report further indicated that total expenses of the funds in the complex, on average, were 3% over the average total expenses of their respective Broadridge Expense Group peers and 1% under the average total expenses for their Broadridge Expense Universe peers. The net management fees for the Funds were 2% over the average net management fees of their respective Broadridge Expense Group peers and 7% over the average net management fees for their Broadridge Expense Universes. The report also stated that, when compared to expenses from the prior year, net management fees deceased by 1.5%, while total expenses decreased by 1%.

The report also stated that the management fees IICO charges to the Funds are reasonable in relation to the management fees it charges to its institutional account clients. The report noted that these institutional account clients have different service and infrastructure needs and in addition, the average spread between management fees IICO charged to the Funds and those it charges to institutional account clients is reasonable relative to the average fee spreads computed from industry surveys.

The report stated that while it was difficult to confirm overall economies of scale, it was clear that the Funds’ shareholders generally are benefitting from lower expenses as the Funds’ assets grow.

The report also noted that the overall profitability of IICO’s parent relative to other complexes is reasonable.

Finally, the report also examined the fees that IICO retains on Funds that are subadvised by unaffiliated Subadvisers and indicated that those fees are reasonable relative to the industry. The report also stated that the subadvisory fees that IICO earns for serving as a subadviser to an unaffiliated fund when compared to fees of similar Funds likewise are reasonable relative to the industry.

Conclusions

The independent fee consultant’s report concluded that it believes that the services provided by IICO and its affiliates and expenses incurred by the Funds in the previous 12 months are reasonable and provide adequate justification for renewal of the Funds’ existing Agreements.

2019	ANNUAL REPORT	85

ANNUAL PRIVACY NOTICE	IVY FUNDS

(UNAUDITED)

The following privacy notice is issued by Ivy Funds (the “Funds”), Ivy Investment Management Company (“IICO”) and Ivy Distributors, Inc. (“IDI”).

Information Collected

We collect nonpublic personal information about you from your account application and other forms that you may deliver to us, and from your transactions with us and our affiliates. This is information that regulators consider necessary for the proper servicing of your account. In order to affect your transactions and service your account properly, we may disclose all of the information that we collect, as described above, to firms that assist us in servicing your account, such as our transfer agent.

Confidentiality of Information Collected

All records containing your nonpublic personal information are kept at our various service providers. These entities include IICO, IDI and our transfer agent and administrative services provider. We require these affiliates, and any non-affiliated service providers, to protect the confidentiality of your information and to use the information only for the purposes for which disclosure to them is made. The Funds, IICO, IDI and other service providers restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you and maintain physical, electronic, and procedural safeguards that comply with federal standards to maintain the security of your nonpublic personal information.

Disclosure of Information in Limited Circumstances

We do not disclose nonpublic personal information about present or former customers to nonaffiliated third parties, except as permitted or required by law. In connection with servicing your account, your nonpublic personal information may be shared among the entities named in this notice, their affiliates, and non-affiliates, including a transfer agent or other service companies. We will adhere to the policies and practices above for both current and former customers.

86	ANNUAL REPORT	2019

PROXY VOTING INFORMATION	IVY FUNDS

(UNAUDITED)

Proxy Voting Guidelines

A description of the policies and procedures Ivy Funds uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.888.923.3355 and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Records

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Form N-PX through the Ivy Investments’ website at www.ivyinvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE INFORMATION	IVY FUNDS

Portfolio holdings can be found on the Trust’s website at www.ivyinvestments.com. Alternatively, a complete schedule of portfolio holdings of each Fund for the first and third quarters of each fiscal year is filed with the SEC and can be found on the Trust’s Form N-Q and/or Form NPORT-EX. These holdings may be viewed in the following ways:

•	On the SEC’s website at www.sec.gov.

•	For review and copy at the SEC’s Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

HOUSEHOLDING NOTICE	IVY FUNDS

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Trust) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800.532.2749.

Write to us at the address listed on the back cover.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

TO ALL TRADITIONAL IRA PLANHOLDERS:	IVY FUNDS

As required by law, we are hereby providing notice to you that income tax may be withheld automatically from any distribution or withdrawal from a traditional IRA. A Fund is generally required to withhold taxes unless you make a written election not to have taxes withheld. The election may be made on the distribution/withdrawal form provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W–4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

2019	ANNUAL REPORT	87

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90	ANNUAL REPORT	2019

THE IVY FUNDS FAMILY

Domestic Equity Funds

Ivy Accumulative Fund

Ivy Core Equity Fund

Ivy Large Cap Growth Fund

Ivy Mid Cap Growth Fund

Ivy Mid Cap Income Opportunities Fund

Ivy Small Cap Core Fund

Ivy Small Cap Growth Fund

Ivy Value Fund

Global/International Funds

Ivy Emerging Markets Equity Fund

Ivy Global Equity Income Fund

Ivy Global Growth Fund

Ivy International Small Cap Fund

Ivy International Core Equity Fund

Ivy Managed International Opportunities Fund

Ivy Pictet Emerging Markets Local Currency Debt Fund

Ivy Pzena International Value Fund

Index Funds

Ivy ProShares Interest Rate Hedged High Yield Index Fund

Ivy ProShares MSCI ACWI Index Fund

Ivy ProShares Russell 2000 Dividend Growers Index Fund

Ivy ProShares S&P 500 Bond Index Fund

Ivy ProShares S&P 500 Dividend Aristocrats Index Fund

Speciality Funds

Ivy Apollo Multi-Asset Income Fund

Ivy Asset Strategy Fund

Ivy Balanced Fund

Ivy Energy Fund

Ivy LaSalle Global Real Estate Fund

Ivy Natural Resources Fund

Ivy Science and Technology Fund

Ivy Securian Real Estate Securities Fund

Ivy Wilshire Global Allocation Fund

Fixed Income Funds

Ivy Apollo Strategic Income Fund

Ivy California Municipal High Income Fund

Ivy Corporate Bond Fund

Ivy Crossover Credit Fund

Ivy Global Bond Fund

Ivy Government Securities Fund

Ivy High Income Fund

Ivy Limited-Term Bond Fund

Ivy Municipal Bond Fund

Ivy Municipal High Income Fund

Ivy Pictet Targeted Return Bond Fund

Ivy PineBridge High Yield Fund

Ivy Securian Core Bond Fund

Money Market Funds

Ivy Cash Management Fund

Ivy Government Money Market Fund

1.888.923.3355

Visit us online at www.ivyinvestments.com

The Ivy Funds are managed by Ivy Investment Management Company and distributed by its subsidiary, Ivy Distributors, Inc.

Before investing, investors should consider carefully the investment objectives, risks, charges and expenses of a mutual fund. This and other important information is contained in the prospectus and summary prospectus, which may be obtained at www.ivyinvestments.com or from a financial advisor. Read it carefully before investing.

2019	ANNUAL REPORT	91

ANN-IPS (9-19)

ITEM 2.	CODE OF ETHICS

(a)

As of September 30, 2019, the Registrant has adopted a code of ethics (the “Code”), as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Officer and Principal Financial Officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

(b)

There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c)

During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item’s instructions.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of the Registrant has determined that each of H. Jeffrey Dobbs, James D. Gressett and Edward M. Tighe is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Each of Mr. Dobbs, Mr. Gressett and Mr. Tighe is independent for purposes of Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of trustees.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

2019	$422,700
2018	401,700

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s annual financial statements and are not reported under paragraph (a) of this Item are as follows:

2019	$0
2018	0

These fees are related to the review of Form N-1A.

(c)	Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

2019	$73,440
2018	60,915

These fees are related to the review of the registrant’s tax returns.

(d)	All Other Fees

The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

2019	$4,977
2018	550

These fees are related to the review of internal control.

(e)	(1)	Registrant’s audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5%

of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted and overseen by the investment advisor) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant’s investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e)	(2)

None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)

$61,465 and $78,417 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $116,700 and $43,050 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not Applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a)	See Item 1 Shareholder Report.

(b)	Not Applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Registrant’s Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant’s management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a)  (1)  The Code described in Item 2 of this Form N-CSR.

Attached hereto as Exhibit 99.CODE.

(a)  (2)  A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b)  A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IVY FUNDS

(Registrant)

By /s/ Jennifer K. Dulski

Jennifer K. Dulski, Secretary

Date:    December 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Philip J. Sanders
Philip J. Sanders, President and Principal Executive Officer

Date:    December 6, 2019

By	/s/ Joseph W. Kauten
Joseph W. Kauten, Vice President and Principal Financial Officer

Date:    December 6, 2019